UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-10263

                             GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

                             Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Cherika N. Latham, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

                                     Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code:    214-720-4640

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth St, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report DECEMBER 31, 2014

	GS2	GS4
DATE TARGET FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
MyDestination 2055 Fund		GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund		GFIZX
Balanced Allocation Fund		GGIZX
Growth Allocation Fund		GCOZX
Aggressive Allocation Fund		GGBZX
Conservative Allocation Fund I	GFIYX	
Balanced Allocation Fund I	GGIYX	
Growth Allocation Fund I	GCOYX	
Aggressive Allocation Fund I	GGBYX	
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund		GIPZX
Global Bond Fund		GGBFX
Flexible Income Fund		GFLZX
Defensive Market Strategies Fund	GDMYX	GDMZX
Real Assets Fund		GRAZX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund		GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

GuideStone Funds

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts ( “IRAs”) and/ or personal mutual fund accounts.

The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect non-public personal information about you with regard to your IRA and/or mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services and GuideStone Advisors (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.

We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at
1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2014 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so that you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.

In 2014 GuideStone Funds was recognized, for the third consecutive year, by the Lipper Fund Awards. Ranking No. 1 out of 57 eligible funds, the Extended-Duration Bond Fund was recognized as the Best Fund Over 3 Years, and ranking No. 1 out of 51 eligible funds, as the Best Fund Over 5 Years in the Corporate Debt A-Rated Funds category for the fund’s risk-adjusted total return ending November 30, 2013.

As you likely have heard, GuideStone Funds were made available to an expanded audience in 2014. In early May, we expanded our availability to individual and institutional retail investors, providing access to our award-winning, values-driven investments. This expansion helps provide additional economies of scale, allowing us to continue to provide quality services at competitive pricing for all of our investors. Investors may choose to invest directly with GuideStone Funds, or work through their established advisor relationships to invest with GuideStone Funds. To better communicate the fund offerings and eligibility, we changed the names of our share classes in 2014, as well: the GS2 Class is now known as the Institutional Class, and the GS4 Class is now known as the Investor Class.

We invite you to learn more about the continued success of GuideStone Funds and the various investment options available by visiting our website at www.GuideStoneFunds.com/Disclosures or by calling us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones, CFA President

Lipper, a Thomson Reuters company, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper is the world’s leading fund research and analysis organization, covering over 231,000 share classes and over 122,000 funds in 61 registered for sale (RFS) universes. It provides the free Lipper Leader ratings for mutual funds registered for sale in over 30 countries. Lipper Fund Awards are based on Lipper Ratings for Consistent Return (Effective Return), which reflect a fund’s historical risk-adjusted total returns relative to funds in the same Lipper Global Classification. Classification averages are calculated with all eligible share-classes for each eligible classification. The calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over three, five or 10 years. The GS2 share-class (also known as the Institutional Class) of the GuideStone Extended-Duration Bond Fund won the 2014 Lipper Funds Awards for 3-year and 5-year periods in the Corporate Debt A-Rated category. Additional information is available at www.lipperweb.com.

FROM THE CHIEF INVESTMENT OFFICER

Financial Market Review

As we reflect on 2014, the measurable differences in returns across geographic regions, asset classes and sectors served as a great reminder that a well-diversified portfolio is often the best strategy for long-term investors. The year was characterized by many external events including ISIS terrorism, elevated geopolitical risks, such as the Russia/Ukraine conflict, disease such as Ebola and plummeting oil prices. Economically, the biggest story continued to be the growth and sustainability of the U.S. economy.

U.S. stocks, specifically large-cap U.S. stocks, generated strong returns during the fourth quarter, resulting in another robust performance year for the extended U.S. bull market. Since the end of the Great Financial Crisis in March 2009, the U.S. stock market, as measured by the S&P 500® Index,

Rodric E. Cummins, CFA

has returned nearly 200%, cumulatively, as of year-end. It should be noted that this bull market is considered one of the strongest and longest lasting bull markets in U.S. history. Relative to the rest of the world, the U.S. economy ended the year as the primary economic driver for global economic growth, buoyed by the Federal Reserve’s accommodative monetary policy, strong corporate earnings and a much improved employment picture. This environment provided a supportive backdrop for risk-based investments such as U.S. stocks. Non-U.S. stocks, in contrast, struggled relative to their U.S. counterparts, impacted, in general, by very modest economic growth and an appreciating U.S. dollar, which served as a headwind to U.S. investors investing abroad.

Turning to the other asset classes, bonds were flat during the fourth quarter but surprised many pundits on the upside as the asset class generated mid-single digit returns for the year in response to declining interest rates and a flattening U.S. yield curve. With inflation expectations generally declining during the quarter and year, real asset returns were very mixed among underlying strategies.

Equity investments, and more specifically U.S. stocks, were by far the big winners among the three asset classes of stocks, bonds and real assets.

As of 12/31/14
	4th Quarter	1 Year
U.S. Stocks	4.93%	13.69%
Non-U.S. Stocks	(3.57)%	(4.91)%
Bonds	1.79%	5.97%
TIPS[1]	(0.03)%	3.64%

[1]	Proxy for real assets.

In the U.S., the S&P 500® Index returned 4.93% in the fourth quarter, bringing 2014 returns to 13.69%, well above expectations at the beginning of the year following a very robust 2013 return of 32.39%. The underlying composition of stock returns in 2014 were much different than 2013, with more return being generated through earnings growth compared to multiple expansion which is consistent with later stages of bull equity markets. Within the U.S., small-cap stocks lagged their large-cap counterparts for the year, generating quarterly and annual returns of 9.73% and 4.89%, respectively, as measured by the Russell 2000® Index. Non-U.S. stocks, as measured by the MSCI EAFE Index (Net), lagged materially with a quarterly return of -3.57% and an annual return of -4.91% in U.S. dollar terms.

Following a negative annual return in 2013 and its worst annualized return since 1994, bond market returns surprised many as U.S. Treasury yields declined across most of the yield curve from already historically low levels. For illustration purposes, the yield on the 10-year U.S. Treasury was at 3.03% at the beginning of 2014 compared to 2.17% at year-end, a decline of 86 basis points. Given the inverse relationship between bond yields and bond prices, the declining yield environment proved to be a tailwind for bond investors as the broad bond market, as measured by the Barclays Aggregate Bond Index, posted an annual return of 5.97%.

Real assets are inflation sensitive investments used by investors to provide their portfolios a defense from unexpected spikes in inflation. Despite accommodative monetary policies by central banks and historical amounts of liquidity in the markets, inflation expectations were benign during 2014, leading to a difficult environment for several real asset strategies, most notably commodities and natural resource equities. U.S. Treasury Inflation Protected Securities (“TIPS”) fared adequately during the year while global real estate securities performed best, posting an annual return of 15.02%, as measured by the FTSE EPRA/ NAREIT Developed Index.

What can investors expect as we turn the calendar to 2015?

First and foremost, an increase in volatility in the capital markets should be expected by all investors. While it may not have necessarily felt so, market volatility has actually been relatively low (compared to history), and investors have been heavily rewarded for having exposure to risk-based assets, such as equities, without having to absorb a great deal of volatility.

Expectations are for volatility to increase due to uncertainty related to several factors including:

•	The divergences in central bank monetary policies across the globe, with projections for the Federal Reserve to begin tightening in mid-2015.

•	The possible disappointments in economic growth in major economies such as Europe, Japan and China (and the increased reliance on the U.S. economy).

•	The elevation of geopolitical risks.

•	The impact of materially lower oil prices, especially on emerging markets.

•	The length of the current U.S. equity bull market. This brings into question how much longer can the bull market last?

Secondly, and as stated last year, investors should have return expectations across all asset classes that directionally are lower compared to their respective historical norms. In the U.S., equity valuations are at the upper end of long-term averages while non-U.S. stocks face the projected headwinds of modest economic growth and an appreciating U.S. dollar. Bond yields are historically low across the globe providing limited upside for fixed income securities while inflation appears to be at bay hampering real asset strategies.

Finally, expect some exogenous events, such as geopolitical risks, to occur that are completely unexpected. The year 2014 experienced its share of events and more will take place in 2015, contributing to volatility. Therefore, we continue to encourage investors to ensure their portfolio remains diversified and corresponds with their underlying risk/return profile.

As we enter into the New Year, the team at GuideStone Capital Management, LLC would like to take this opportunity to once again express our gratitude to you, our customer, for the opportunity to manage your investment portfolio. It is a privilege we take very seriously each day as we continue to work diligently on your behalf. We wish all of you a Happy New Year.

A complete GuideStone Funds performance report can be found at www.GuideStoneFunds.com.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2014.

Index

1The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

5The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

S&P 500® Index Returns

The U.S. large cap equity market, as represented by the S&P 500® Index, posted a positive annual return of 13.7%. This was the sixth consecutive year of positive results and the eleventh out of the last twelve years. It was a solid year for the index as all four quarters were positive. Performances in the first and second quarters were up about 1.8% and 5.2% respectively. The third quarter ended positive at 1.1% despite an intra-quarter drawdown of around 7%. The fourth quarter finished the year strong up just under 5%.

Eight of the nine sectors in the index finished positive for the year, and the best performing sectors were Health Care and Technology. The Energy sector was the lone detractor for the index, primarily fueled by the decline in the price of oil. Overall, stocks with higher earnings growth were the largest positive contributors to performance this year.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Bloomberg,S&P website

Russell 2000® Index Returns

The U.S. small cap equity market, as represented by the Russell 2000®Index, posted a positive return of 4.9% for the year. The index was up about 1.1% the first quarter followed by a volatile second quarter performance of roughly 2.1%. The third quarter detracted from performance about -7.4%. A strong fourth quarter performance at 9.7% turned the index positive for the year.

The calendars year’s best performing sectors were Health Care, Utilities, and Consumer Staples. Energy and Materials were the only two sectors to have negative performance for the year. Overall, stocks with lower beta, higher dividend yield, and higher market capitalization were the largest positive contributors to performance this year.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

Data Source: Russell Investments, Bloomberg

MSCI EAFE (Net) Returns

The international equity developed markets, as represented by the MSCI EAFE Index (Net), posted a negative annual return of -4.9%. The international equity developed markets lagged the U.S. in 2014 due to slower economic growth and the strength of the U.S. dollar. The first and second quarters were positive at 0.7% and 4.1% respectively. Performance turned negative the second half of the year, as the index posted 3rd and 4th quarter returns of -5.9% and -3.6%, respectively.

The best performing countries during this calendar year were Israel and New Zealand. The countries which had the worst relative performance were Portugal, Austria, and Norway. Only the Health Care and Utilities sectors were positive for the year. The sectors in the index that lagged the most this year were Energy and Materials.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Data Source: Factset

MSCI EM (Net) Returns

Emerging market equities, as represented by the MSCI Emerging Market Index (net), posted a negative annual return of -2.2%. Emerging market equities faced headwinds of falling commodity prices and a strengthening U.S dollar which contributed to the year’s negative performance. The 1st half of the year ended positive with 1st quarter down slightly at -0.4% and 2nd quarter performance up 6.6%. The 3rd and 4th quarters were each down at -3.5% and -4.5%, respectively.

The best performing countries during this calendar year were Egypt, Indonesia, India, and Philippines. The countries which had the worst performance were Greece and Russia. The sectors that led in performance results for the year were Health Care and Information Technology. The sectors in the index that lagged the most this year were Materials and Energy.

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Data Source: Factset

Barclays U.S. Aggregate Bond Index Returns

The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted a positive return of 6.0% for the year. Debt securities with longer maturities and/or lower credit quality were the best performing for the year. The best performing sub sectors were corporate utilities and industrial bonds. The U.S. Treasury sector posted an annual return of 5.1%, largely due to falling rates at the long end of the yield curve. The U.S. Treasury sector was the worst performing sector within the Barclays U.S. Aggregate Bond Index during the year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark representing approximately 8,200 U.S. dollar-denominated, taxable fixed income securities. To be included in this market capitalization-weighted index, bonds must be rated investment grade quality by Moody’s and Standard & Poor’s and have a maturity of at least one year. The types of fixed income instruments in this index primarily consist of U.S. Treasury securities, government-related securities, mortgage-backed securities, asset-backed securities and corporate bonds.

Data Source: Factset

Federal Reserve

The Federal Reserve (“Fed”) maintained an accommodative monetary policy stance throughout the 2014 calendar year. The Fed maintained the same targeted Fed Funds level of 0-0.25% for the sixth consecutive year. Although the Fed formally met to review this rate level on eight separate occasions during the year, no action on changing this rate was taken. The last time an action was taken was December 2008 when the Fed cut rates to their current levels.

In addition to is historically low Fed Funds level, the Fed continued to engage in asset purchases (also referred to as “QE”) throughout most of 2014, finally ending this program in October after slowly tapering purchases throughout the year.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve

Short-term rates remained at historically low levels as the Federal Reserve (the “Fed”) maintained its aggressively accommodative monetary policy and left unchanged the target federal funds rate at 0-0.25% throughout the year. The very short end of the curve, where the maturity is less than 6 months, remained basically unchanged from the prior year. Between the 6 month and the 2-year maturity level there was an increase in yield levels, as investors began to price in more possibility of future rate hikes compared to the end of 2013. On the other hand, long-term yields behaved quite differently, as the yield curve flattened as yields fell significantly at the long-end of the curve. At year-end 2014, yields on the 2-year, 5-year, 10-year and 30-year U.S. Treasury securities were 0.66%, 1.65%, 2.17% and 2.75%, respectively.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund	Class	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	Investor	$1,000.00	$ 988.41	0.20%	$1.00
MyDestination 2015	Investor	1,000.00	989.58	0.14	0.71
MyDestination 2025	Investor	1,000.00	984.98	0.14	0.70
MyDestination 2035	Investor	1,000.00	973.76	0.15	0.77
MyDestination 2045	Investor	1,000.00	969.96	0.20	0.99
MyDestination 2055	Investor	1,000.00	971.51	0.20	0.99
Conservative Allocation	Investor	1,000.00	984.04	0.12	0.60
Balanced Allocation	Investor	1,000.00	981.51	0.12	0.60
Growth Allocation	Investor	1,000.00	976.32	0.12	0.60
Aggressive Allocation	Investor	1,000.00	987.79	0.12	0.60
Conservative Allocation I	Institutional	1,000.00	984.51	0.15	0.74
Balanced Allocation I	Institutional	1,000.00	982.25	0.13	0.67
Growth Allocation I	Institutional	1,000.00	976.85	0.14	0.71
Aggressive Allocation I	Institutional	1,000.00	988.24	0.15	0.75
Money Market	Institutional Investor	1,000.00 1,000.00	1,000.14 1,000.13	0.18 0.19	0.92 0.94
Low-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,000.91 1,000.17	0.36 0.57	1.82 2.87
Medium-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,017.58 1,016.61	0.48 0.63	2.43 3.20

About Your Expenses (Unaudited) (Continued)

Actual

Fund	Class	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	Institutional	$1,000.00	$1,046.94	0.56%	$2.91
	Investor	1,000.00	1,046.94	0.75	3.87
Global Bond	Investor	1,000.00	968.91	0.81	4.00
Defensive Market Strategies (3)	Institutional	1,000.00	1,033.92	0.75	3.87
	Investor	1,000.00	1,032.84	0.99	5.05
Equity Index	Institutional	1,000.00	1,060.96	0.22	1.13
	Investor	1,000.00	1,059.88	0.38	1.97
Value Equity	Institutional	1,000.00	1,039.97	0.65	3.35
	Investor	1,000.00	1,038.59	0.89	4.60
Growth Equity	Institutional	1,000.00	1,063.14	0.85	4.44
	Investor	1,000.00	1,062.02	1.06	5.49
Small Cap Equity	Institutional	1,000.00	1,017.70	0.97	4.96
	Investor	1,000.00	1,016.53	1.20	6.08
International Equity (3)	Institutional	1,000.00	907.46	1.06	5.10
	Investor	1,000.00	906.72	1.30	6.25
Emerging Markets Equity	Institutional	1,000.00	894.37	1.25	5.97
	Investor	1,000.00	893.04	1.50	7.16
Inflation Protected Bond	Investor	1,000.00	974.71	0.62	3.11
Flexible Income	Investor	1,000.00	987.42	1.20	6.01
Real Assets	Investor	1,000.00	902.24	0.12	0.58
Real Estate Securities	Investor	1,000.00	1,037.76	1.19	6.12
Global Natural Resources Equity	Investor	1,000.00	712.76	1.35	5.81

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	Investor	$1,000.00	$1,024.19	0.20%	$1.02
MyDestination 2015	Investor	1,000.00	1,024.48	0.14	0.73
MyDestination 2025	Investor	1,000.00	1,024.50	0.14	0.71
MyDestination 2035	Investor	1,000.00	1,024.42	0.15	0.79
MyDestination 2045	Investor	1,000.00	1,024.19	0.20	1.02
MyDestination 2055	Investor	1,000.00	1,024.19	0.20	1.02
Conservative Allocation	Investor	1,000.00	1,024.60	0.12	0.61
Balanced Allocation	Investor	1,000.00	1,024.60	0.12	0.61
Growth Allocation	Investor	1,000.00	1,024.60	0.12	0.61
Aggressive Allocation	Investor	1,000.00	1,024.60	0.12	0.61
Conservative Allocation I	Institutional	1,000.00	1,024.45	0.15	0.76
Balanced Allocation I	Institutional	1,000.00	1,024.52	0.13	0.69
Growth Allocation I	Institutional	1,000.00	1,024.48	0.14	0.73
Aggressive Allocation I	Institutional	1,000.00	1,024.45	0.15	0.76
Money Market	Institutional	1,000.00	1,024.28	0.18	0.93
	Investor	1,000.00	1,024.26	0.19	0.95
Low-Duration Bond	Institutional	1,000.00	1,023.37	0.36	1.84

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
	Investor	$1,000.00	$1,022.30	0.57%	$2.91
Medium-Duration Bond	Institutional	1,000.00	1,022.77	0.48	2.44
	Investor	1,000.00	1,022.00	0.63	3.21
Extended-Duration Bond	Institutional	1,000.00	1,022.33	0.56	2.88
	Investor	1,000.00	1,021.38	0.75	3.83
Global Bond	Investor	1,000.00	1,021.09	0.81	4.12
Defensive Market Strategies (3)	Institutional	1,000.00	1,021.36	0.75	3.85
	Investor	1,000.00	1,020.18	0.99	5.03
Equity Index	Institutional	1,000.00	1,024.10	0.22	1.11
	Investor	1,000.00	1,023.27	0.38	1.94
Value Equity	Institutional	1,000.00	1,021.89	0.65	3.32
	Investor	1,000.00	1,020.64	0.89	4.57
Growth Equity	Institutional	1,000.00	1,020.86	0.85	4.35
	Investor	1,000.00	1,019.82	1.06	5.39
Small Cap Equity	Institutional	1,000.00	1,020.23	0.97	4.98
	Investor	1,000.00	1,019.10	1.20	6.11
International Equity (3)	Institutional	1,000.00	1,019.79	1.06	5.42
	Investor	1,000.00	1,018.57	1.30	6.64
Emerging Markets Equity	Institutional	1,000.00	1,018.83	1.25	6.38
	Investor	1,000.00	1,017.55	1.50	7.66
Inflation Protected Fund	Investor	1,000.00	1,022.02	0.62	3.19
Flexible Income	Investor	1,000.00	1,019.08	1.20	6.13
Real Assets	Investor	1,000.00	1,024.60	0.12	0.61
Real Estate Securities Fund	Investor	1,000.00	1,019.13	1.19	6.08
Global Natural Resources Equity	Investor	1,000.00	1,018.33	1.35	6.88

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’, Asset Allocation Funds’ and Real Assets Fund’s proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2014 through December 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	The expense ratios for the Defensive Market Strategies Fund and the International Equity Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INVESTMENT ABBREVIATIONS:

ADR	—	American Depositary Receipt
CDO	—	Collateralized Debt Obligation
CLO	—	Collateralized Loan Obligation
CMBS	—	Commercial Mortgage-Backed Securities
CONV	—	Convertible
GDR	—	Global Depositary Receipt
IO	—	Interest Only (Principal amount shown is notional)
KLIBOR	—	Kuala Lumpur Interbank Offer Rate
KORIBOR	—	Korea Interbank Offer Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
NVDR	—	Non-Voting Depository Receipt
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STRIP	—	Stripped Security
TBA	—	To be announced
VVPR	—	Voter Verified Paper Record
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2014, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Money Market	$508,909,053	39.60%
Low-Duration Bond	175,205,103	20.70
Medium-Duration Bond	81,817,203	9.00
Extended-Duration Bond	25,291,269	8.38
Global Bond	67,371,275	16.79
Defensive Market Strategies	35,270,550	6.13
Small Cap Equity	1	—
International Equity	2,623,583	0.19
Emerging Markets Equity	1,254,325	0.42
Flexible Income Fund	1,836,875	1.41

INVESTMENT FOOTNOTES:
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—	Rates shown reflect the effective yields as of December 31, 2014.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
S	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
+	—	Security is valued at fair value by the Valuation Committee (see Note 1 in Notes to Financial Statements). As of December 31, 2014, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Low-Duration Bond	$—	—%
Medium-Duration Bond	3,232,087	0.36
Global Bond	3,526,481	0.88
Defensive Market Strategies	5,321,463	0.93
Small Cap Equity	54	—
International Equity	10,909,935	0.79
Emerging Markets Equity	3,600	—

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(K)	—	Par is denominated in Norwegian Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(T)	—	Par is denominated in Turkish Lira (TRL).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Peso (DOP).
(W)	—	Par is denominated in South Korean Won (KRW).
(X)	—	Par is denominated in Colombian Peso (COP).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).

COUNTERPARTY ABBREVIATIONS:

AD	—	Counterparty to contract is Advest.
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CITIC	—	Counterparty to contract is Citicorp.
CITIG	—	Counterparty to contract is Citigroup.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is Hong Kong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
ICE	—	Counterparty to contract is Intercontinental Exchange.
JEFF	—	Counterparty to contract is Jefferies.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust Corporation.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.
WF	—	Counterparty to contract is Wells Fargo.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INDEX DEFINITIONS:

The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

The Barclays U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. Long-Term Government Bond Index is composed of securities in the long (more than 10 years) range of the Barclays U.S. Government Index and is composed of a subset of the Barclays Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Bloomberg Commodity Index provides a broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and represents 20 commodities, which are weighted to account for economic significance and market liquidity. Weighting restrictions on individual commodities and commodity groups promote diversification.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

The CMBX Indexes are a group of indices made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.

The Dow Jones CDX Indexes are a series of indices that track North American and emerging market credit derivative indexes. This family of indices comprises a basket of credit derivatives that are representative of certain segments such as North American investment grade credit derivatives (NA.IG), high yield (NA.HY), and emerging markets (NA.EM).

The Dow Jones U.S. Select Real Estate Securities IndexSM is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (“ETFs”).

The iTraxx Indexes are a group of international credit derivative indices that are monitored by the International Index Company (IIC). iTraxx indices cover credit derivatives markets in Europe, Asia and Australia.

The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

The MSCI Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of the three underlying commodity markets: energy, metals and agricultural products.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EM (Emerging Markets) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The index is calculated and maintained by the American Stock Exchange.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

The S&P/LSTA U.S. B- Ratings and Above Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA U.S. B- Ratings and Above Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The WTI Crude Oil Subindex Total Return index is a single commodity subindex of the Bloomberg CI composed of futures contracts on crude oil. It reflects the return of underlying commodity futures price movements only and is quoted in USD.

TARGET DATE FUNDS (Unaudited)

The MyDestination Funds® maintain diversified exposure to all three asset classes of equities, fixed income and real assets.

Exposure to U.S. equities contributed positively to performance for the MyDestination Funds®. U.S. equities experienced a strong year of performance, with the broader equity market, as measured by the Russell 3000® Index, advancing 12.56% for the calendar year 2014. Equity market gains were spurred on by exceptionally accommodative monetary policy and generally improving economic conditions that encouraged investors to take on risk. From a sector perspective, performance was positive for every sector within the Russell 3000® except energy. The energy sector was down 9.86% largely due to the steep fall in oil prices. The WTI Crude Oil Sub-index Total Return saw a decline of 41.69% for the year.

Developed non-U.S. markets struggled relative to the U.S. as the MSCI EAFE Index (Net), a measure of international developed country returns, posted a one-year return of -4.90%. Two of the main causes for the MSCI EAFE Index performance were slower economic growth outside the U.S. and the strong appreciation of the U.S. dollar versus global currencies. The developed non-U.S. market on average would have delivered a positive single digit return, but the global currency losses against the U.S. dollar led to the negative return for U.S. based investors. The only region to post a positive return was Africa/Middle East, while Europe and Japan were the largest detractors. From a sector perspective, only healthcare and utilities had a positive return. The energy sector was the worst performing sector, falling just over 18%.

Bond markets generally posted positive returns during 2014, as bond yields generally fell over the course of the year, particularly for maturities greater than two years. The Barclays U.S. Aggregate Bond Index, a proxy for the broad domestic bond market, generated an annual return of 5.97%, rebounding from last year’s first annual decline since 1999. Exposure to fixed income within the MyDestination Funds®, which is an important part of a properly diversified portfolio, added to performance during 2014.

In 2014, the MyDestination Funds® utilized equity and U.S treasury futures contracts to provide market exposure to cash held within the Funds. This allows the Funds to stay more fully invested and to minimize cash drag. In aggregate, the use of futures contracts contributed positively to the performance of the MyDestination Funds® in 2014.

Exposure to real assets detracted from performance within the MyDestination Funds®, although the returns of the various underlying strategies were very mixed for the year. Key drivers of performance for the year were subdued inflation and inflation expectations and falling commodity prices — all of which put downward pressure on most real asset strategies. The primary detractors to absolute performance for the MyDestination Funds® were negative performance across global natural resource equites and commodities. Global natural resource equities, as measured by the MSCI World Commodity Producers Index, fell 12.61% in 2014. The Bloomberg Commodity Index, a broad-based measure of returns for a diversified basket of commodity futures, posted a 17.01% decline for 2014.

MyDestination 2005 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage allocated to equity and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2014, targeted allocations were approximately 50.50% Fixed Income Assets Funds, 21.99% U.S. Equity Select Funds, 7.51% Non-U.S. Equity Select Funds, 18.00% Real Return Select Funds and 2.00% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 2.54% for the one-year period ending December 31, 2014. Overall exposure to the U.S. Equity Select Funds was a primary contributor to the Fund’s performance. The Defensive Market Strategies Fund was the largest contributor to absolute performance. In addition, the Value Equity Fund and the Growth Equity Fund were both significant contributors to performance. International equity exposure detracted from performance largely due to currency losses from the rally of the U.S. dollar. The Fund’s fixed income allocation added to investment returns, as the Low-Duration Bond Fund, Medium-Duration Bond Fund, and Global Bond Fund had positive investment returns for the year. Real assets detracted from absolute performance, with the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy being the primary detractors as each fell over 16% for the year. The Real Estate Securities Fund and the Inflation Protected Bond Fund partially offset the commodity and natural resources equity exposures by delivering positive gains for 2014.

The Fund underperformed its composite benchmark in 2014 (2.54% versus 2.84%). The largest detractors to relative underperformance were the Growth Equity Fund, Value Equity Fund and Global Natural Resource Equity Fund. The largest positive contributor to relative performance was the Defensive Market Strategies Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and retired at an age that was near the year 2005. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	51.5
U.S. Equity Select Funds	22.2
Real Return Select Funds	17.5
Non-U.S. Equity Select Funds	7.3
Credit Suisse Commodity Return Strategy	1.7

100.2

MyDestination 2005 Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	2.54%	2.84%
Five Year	6.09%	5.88%
Since Inception	3.78%	3.90%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.09%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of 37.87% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 10.10% of the Barclays U.S. Aggregate Bond Index, 1.27% of the Barclays Global Aggregate Bond Index — Unhedged, 0.63% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 0.63% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Barclays U.S. TIPS Index, 10.75% of the S&P 500® Index, 5.00% of the S&P U.S. BB-Ratings and Above Loan Index, 1.00% of the FTSE EPRA/NAREIT Developed Index, 5.02% of the Russell 1000® Value Index, 5.02% of the Russell 1000® Growth Index, 1.20% of the Russell 2000® Index, 2.00% of the Dow Jones — UBS Commodity Index, 1.50% of the MSCI World Commodity Producers Index, 0.50% of the NYSE Gold Miners Index, 5.93% of the MSCI EAFE Index and 1.58% of the MSCI EM Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2005 FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 100.2%
GuideStone Money Market Fund (Investor Class)¥	1,910,861	$1,910,861
GuideStone Low-Duration Bond Fund (Investor Class)¥	2,539,007	33,794,181
GuideStone Medium-Duration Bond Fund (Investor Class)¥	647,648	9,488,036
GuideStone Global Bond Fund (Investor Class)¥	232,432	2,331,291
GuideStone Defensive Market Strategies Fund (Investor Class)¥	860,952	9,987,044
GuideStone Value Equity Fund (Investor Class)¥	219,322	4,673,762
GuideStone Growth Equity Fund (Investor Class)¥	203,519	4,664,644
GuideStone Small Cap Equity Fund (Investor Class)¥	67,800	1,158,017
GuideStone International Equity Fund (Investor Class)¥	378,966	5,316,895
GuideStone Emerging Market Equity Fund (Investor Class)¥	153,831	1,398,322

	Shares	Value
GuideStone Inflation Protected Bond Fund (Investor Class)¥	889,729	$9,093,029
GuideStone Flexible Income Fund (Investor Class)¥	459,656	4,486,247
GuideStone Real Estate Securities Fund (Investor Class)¥	90,943	933,078
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	205,834	1,607,567
Credit Suisse Commodity Return Strategy Fund*	262,093	1,575,177

Total Mutual Funds (Cost $90,778,986)		92,418,151

TOTAL INVESTMENTS — 100.2% (Cost $90,778,986)		92,418,151

Liabilities in Excess of Other Assets — (0.2)%		(196,519)

NET ASSETS — 100.0%		$92,221,632

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$92,418,151	$92,418,151	$—	$—

Total Assets - Investments in Securities	$92,418,151	$92,418,151	$—	$—

Other Financial Instruments***
Futures Contracts	$7,103	$7,103	$—	$—

Total Assets - Other Financial Instruments	$7,103	$7,103	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	21

MyDestination 2015 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2014, targeted allocations were approximately 32.00% Fixed income Select Funds, 36.00% U.S. Equity Select Funds, 12.00% Non-U.S. Equity Select Funds, 18.00% Real Assets Select Funds and 2.00% Credit Suisse Commodity Return Strategy.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 3.92% for the one-year period ended December 31, 2014. Overall exposure to the U.S. Equity Select Funds was a primary contributor to the Fund’s performance. The Defensive Market Strategies Fund was the largest contributor to absolute performance, followed by the Value Equity Fund and Growth Equity Fund. International equity exposure detracted from performance largely due to currency losses from the rally of the U.S. dollar. The Fund’s fixed income allocation added to investment returns, as all underlying Fixed Income Select Funds contributed positively to performance led by the Medium-Duration Bond Fund. Real assets detracted from absolute performance, with the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy being the primary detractors as each fell over 16% for the year. The Real Estate Securities Fund and the Inflation Protected Bond Fund partially offset the commodity and natural resources equity exposures by delivering positive gains for 2014.

The Fund underperformed its composite benchmark in 2014 (3.92% versus 4.23%). The largest detractors to relative underperformance were the Growth Equity Fund, Value Equity Fund and International Equity Fund. The largest positive contributor to relative performance was the Defensive Market Strategies Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2015. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	36.3
Fixed Income Select Funds	32.8
Real Return Select Funds	17.6
Non-U.S. Equity Select Funds	11.5
Credit Suisse Commodity Return Strategy	1.8

100.0

MyDestination 2015 Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	3.92%	4.23%
Five Year	8.13%	7.87%
Since Inception	4.29%	4.44%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.10%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of 12.80% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 12.80% of the Barclays U.S. Aggregate Bond Index, 0.80% of the Barclays U.S. Long-Term Government Bond Index, 0.80% of the Barclays U.S. Long-Term Credit Bond Index, 2.40% of the Barclays Global Aggregate Bond Index — Unhedged, 1.20% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 2.00 of the Bloomberg Commodity Index, 1.20% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Barclays U.S. TIPS Index, 18.00% of the S&P 500® Index, 5.00% of the S&P/LSTA U.S. B-Ratings and Above Loan Index, 7.96% of the Russell 1000® Value Index, 7.96% of the Russell 1000® Growth Index, 2.08% of the Russell 2000® Index, 1.00% of the FTSE EPRA/NAREIT Developed Index, 1.50% of the MSCI World Commodity Producers Index, 0.50% of the NYSE Arca Gold Miners Index, 9.48% of the MSCI EAFE Index and 2.52% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Investor Class)¥	6,850,488	$6,850,488
GuideStone Low-Duration Bond Fund (Investor Class)¥	4,494,526	59,822,143
GuideStone Medium-Duration Bond Fund (Investor Class)¥	4,135,066	60,578,712
GuideStone Extended-Duration Bond Fund (Investor Class)¥	433,277	7,928,977
GuideStone Global Bond Fund (Investor Class)¥	2,226,767	22,334,469
GuideStone Defensive Market Strategies Fund (Investor Class)¥	7,487,090	86,850,243
GuideStone Value Equity Fund (Investor Class)¥	1,818,783	38,758,256
GuideStone Growth Equity Fund (Investor Class)¥	1,684,372	38,605,800
GuideStone Small Cap Equity Fund (Investor Class)¥	605,372	10,339,751
GuideStone International Equity Fund (Investor Class)¥	3,116,029	43,717,885

	Shares	Value
GuideStone Emerging Market Equity Fund (Investor Class)¥	1,249,111	$11,354,421
GuideStone Inflation Protected Bond Fund (Investor Class)¥	4,698,341	48,017,050
GuideStone Flexible Income Fund (Investor Class)¥	2,300,856	22,456,356
GuideStone Real Estate Securities Fund (Investor Class)¥	512,916	5,262,519
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,101,086	8,599,479
Credit Suisse Commodity Return Strategy Fund*	1,437,211	8,637,640

Total Mutual Funds (Cost $446,058,809)		480,114,189

TOTAL INVESTMENTS — 100.0% (Cost $446,058,809)		480,114,189

Other Assets in Excess of Liabilities — 0.0%		210,820

NET ASSETS — 100.0%		$480,325,009

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$480,114,189	$480,114,189	$—	$—

Total Assets - Investments in Securities	$480,114,189	$480,114,189	$—	$—

Other Financial Instruments***
Futures Contracts	$13,834	$13,834	$—	$—

Total Assets - Other Financial Instruments	$13,834	$13,834	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

24	See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2014, targeted allocations were approximately 24.00% Fixed Income Select Funds, 44.05% U.S. Equity Select Funds, 17.70% Non-U.S. Equity Select Funds, 11.25% Real Assets Select Funds and 3.00% Credit Suisse Commodity Return Strategy.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a positive return of 3.88% for the one-year period ended December 31, 2014. Overall exposure to the U.S. Equity Select Funds was a primary contributor to the Fund’s performance. The Defensive Market Strategies Fund was the largest contributor to absolute performance, followed by the Value Equity Fund and Growth Equity Fund. International equity exposure detracted from performance largely due to currency losses from the rally of the U.S. dollar. The Fund’s fixed income allocation added to investment returns, as all underlying Fixed Income Select Funds contributed positively to performance led by the Medium-Duration Bond Fund. Real assets detracted from absolute performance, with the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy being the primary detractors as each fell over 16% for the year. The Real Estate Securities Fund and the Inflation Protected Bond Fund partially offset the commodity and natural resources equity exposures by delivering positive gains for 2014.

The Fund underperformed its composite benchmark in 2014 (3.88% versus 4.55%). The largest detractors to relative underperformance were the Growth Equity Fund, Value Equity Fund and International Equity Fund. The largest contributor to relative performance was the Defensive Market Strategies Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2025. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	43.8
Fixed Income Select Funds	25.6
Non-U.S. Equity Select Funds	17.2
Real Return Select Funds	10.7
Credit Suisse Commodity Return Strategy	2.6

99.9

MyDestination 2025 Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	3.88%	4.55%
Five Year	9.46%	9.33%
Since Inception	4.29%	4.61%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.19%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of 6.00% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 9.60% of the Barclays U.S. Aggregate Bond Index, 1.20% of the Barclays U.S. Long-Term Government Bond Index, 1.20% of the Barclays U.S. Long-Term Credit Bond Index, 3.00% of the Barclays Global Aggregate Bond Index — Unhedged, 1.50% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 3.00% of the Bloomberg Commodity Index, 1.50% of the J.P. Morgan Emerging Markets Bond Index Plus, 4.00% of the Barclays U.S. TIPS Index, 3.25% of the S&P 500® Index, 1.50% of the S&P/LSTA U.S. BB-Ratings and Above Loan Index, 2.75% of the FTSE EPRA/NAREIT Developed Index, 11.65% of the Russell 1000® Value Index, 11.65% of the Russell 1000® Growth Index, 17.50% of the Russell 2000® Index, 2.25% of the MSCI World Commodity Producers Index, 0.75% of the NYSE Arca Gold Miners Index, 13.98% of the MSCI EAFE Index and 3.72% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2025 FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Investor Class)¥	12,981,724	$12,981,724
GuideStone Low-Duration Bond Fund (Investor Class)¥	2,876,768	38,289,787
GuideStone Medium-Duration Bond Fund (Investor Class)¥	4,265,731	62,492,952
GuideStone Extended-Duration Bond Fund (Investor Class)¥	878,437	16,075,404
GuideStone Global Bond Fund (Investor Class)¥	3,886,519	38,981,786
GuideStone Defensive Market Strategies Fund (Investor Class)¥	9,771,397	113,348,211
GuideStone Value Equity Fund (Investor Class)¥	3,600,185	76,719,945
GuideStone Growth Equity Fund (Investor Class)¥	3,324,837	76,205,257
GuideStone Small Cap Equity Fund (Investor Class)¥	1,279,945	21,861,453
GuideStone International Equity Fund (Investor Class)¥	6,377,687	89,478,946

	Shares	Value
GuideStone Emerging Market Equity Fund (Investor Class)¥	2,603,274	$23,663,760
GuideStone Inflation Protected Bond Fund (Investor Class)¥	2,460,694	25,148,288
GuideStone Flexible Income Fund (Investor Class)¥	947,937	9,251,864
GuideStone Real Estate Securities Fund (Investor Class)¥	1,818,640	18,659,251
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,216,863	17,313,698
Credit Suisse Commodity Return Strategy Fund*	2,890,322	17,370,835

Total Mutual Funds (Cost $610,034,717)		657,843,161

TOTAL INVESTMENTS — 99.9% (Cost $610,034,717)		657,843,161

Other Assets in Excess of Liabilities — 0.1%		852,240

NET ASSETS — 100.0%		$658,695,401

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$657,843,161	$657,843,161	$—	$—

Total Assets - Investments in Securities	$657,843,161	$657,843,161	$—	$—

Other Financial Instruments***
Futures Contracts	$38,702	$38,702	$—	$—

Total Assets - Other Financial Instruments	$38,702	$38,702	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	27

MyDestination 2035 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combines a high percentage of exposure to equity securities with only modest percentages to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2014, targeted allocations were approximately 15.25% Fixed Income Select Funds, 45.45% U.S. Equity Select Funds, 29.30% Non-U.S. Equity Select Funds, 6.67% Real Assets Select Funds and 3.33% Credit Suisse Commodity Return Strategy.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. Equity exposure represented approximately 75% of the Fund and, therefore, contributed to most of the Fund’s return. The Fund generated a positive return of 2.70% for the one-year period ended December 31, 2014. The Value Equity Fund was the largest contributor to absolute performance, followed by the Growth Equity Fund. International equity exposure detracted from performance largely due to currency losses from the rally of the U.S. dollar. The Fund’s fixed income allocation added to investment returns, with the Extended-Duration Bond Fund being the largest contributor with a 17.39% return in 2014. Real assets detracted from absolute performance with the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy being the primary detractors as each fell over 16% for the year. The Real Estate Securities Fund partially offset the commodity and natural resources equity exposures by delivering a positive gain for 2014.

The Fund underperformed its composite benchmark in 2014 (2.70% versus 4.45%). The largest detractors to relative underperformance were the Growth Equity Fund, Value Equity Fund and International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2035. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%

U.S. Equity Select Funds	44.9
Non-U.S. Equity Select Funds	28.3
Fixed Income Select Funds	17.1
Real Return Select Funds	6.7
Credit Suisse Commodity Return Strategy	2.9

99.9

MyDestination 2035 Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	2.70%	4.45%
Five Year	10.29%	10.70%
Since Inception	4.06%	4.74%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.31%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of 0.75% of the Bank of America Merrill Lynch 1-3 Year Index, 5.00% of the Barclays U.S. Aggregate Bond Index, 3.33% of the Bloomberg Commodity Index, 0.50% of the Barclays U.S. Long-Term Government Bond Index, 0.50% of the Barclays U.S. Long-Term Credit Bond Index, 4.25% of the Barclays Global Aggregate Bond Index — Unhedged, 2.13% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 2.13% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 1.50% of the S&P 500® Index, 18.83% of the Russell 1000® Value Index, 18.83% of the Russell 1000® Growth Index, 6.29% of the Russell 2000® Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Arca Gold Miners Index, 23.14% of the MSCI EAFE Index and 6.15% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2035 FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Investor Class)¥	7,156,947	$7,156,947
GuideStone Low-Duration Bond Fund (Investor Class)¥	195,711	2,604,914
GuideStone Medium-Duration Bond Fund (Investor Class)¥	1,208,223	17,700,463
GuideStone Extended-Duration Bond Fund (Investor Class)¥	205,578	3,762,080
GuideStone Global Bond Fund (Investor Class)¥	2,996,030	30,050,179
GuideStone Defensive Market Strategies Fund (Investor Class)¥	370,998	4,303,574
GuideStone Value Equity Fund (Investor Class)¥	3,136,876	66,846,825
GuideStone Growth Equity Fund (Investor Class)¥	2,913,391	66,774,924
GuideStone Small Cap Equity Fund (Investor Class)¥	1,351,881	23,090,120

	Shares	Value
GuideStone International Equity Fund (Investor Class)¥	5,719,205	$80,240,442
GuideStone Emerging Market Equity Fund (Investor Class)¥	2,352,347	21,382,838
GuideStone Real Estate Securities Fund (Investor Class)¥	1,183,343	12,141,095
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,523,384	11,897,628
Credit Suisse Commodity Return Strategy Fund*	1,746,425	10,496,015

Total Mutual Funds (Cost $330,168,488)		358,448,044

TOTAL INVESTMENTS — 99.9% (Cost $330,168,488)		358,448,044
Other Assets in Excess of Liabilities — 0.1%		364,138

NET ASSETS — 100.0%		$358,812,182

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$358,448,044	$358,448,044	$—	$—

Total Assets - Investments in Securities	$358,448,044	$358,448,044	$—	$—

Other Financial Instruments***
Futures Contracts	$20,600	$20,600	$—	$—

Total Assets - Other Financial Instruments	$20,600	$20,600	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

30	See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2014, targeted allocations were approximately 6.50% Fixed Income Select Funds, 50.10% U.S. Equity Select Funds, 33.40% Non-U.S. Equity Select Funds, 6.67% Real Assets Select Funds and 3.33% Credit Suisse Commodity Return Strategy.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. Equity exposure represented approximately 83.50% of the Fund and, therefore, contributed to most of the Fund’s returns. The Fund generated a positive return of 2.23% for the one-year period ended December 31, 2014. The Value Equity Fund was the largest contributor to absolute performance, followed by the Growth Equity Fund. International equity exposure detracted from performance largely due to currency losses from the rally of the U.S. dollar. The Fund’s fixed income allocation added to investment returns, with the Extended-Duration Bond Fund being the largest contributor with a 17.39% return in 2014. Real assets detracted from absolute performance with the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy being the primary detractors as each fell over 16% for the year. The Real Estate Securities Fund partially offset the commodity and natural resources equity exposures by delivering a positive gain for 2014.

The Fund underperformed its composite benchmark in 2014 (2.23% versus 4.16%). The largest detractors to relative underperformance were the Growth Equity Fund, Value Equity Fund and International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2045. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	49.4
Non-U.S. Equity Select Funds	32.4
Fixed Income Select Funds	8.4
Real Return Select Funds	6.7
Credit Suisse Commodity Return Strategy	3.0

99.9

MyDestination 2045 Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	2.23%	4.16%
Five Year	10.62%	11.09%
Since Inception	3.82%	4.59%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.37%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of 0.25% of the Bank of America Merrill Lynch 1-3 Year Index, 3.13% of the Barclays Global Aggregate Bond Index — Unhedged, 1.56% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 3.33% of the Bloomberg Commodity Index, 1.56% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 21.14% of the Russell 1000® Value Index, 21.14% of the Russell 1000® Growth Index, 7.82% of the Russell 2000® Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Arca Gold Miners Index, 26.39% of the MSCI EAFE Index and 7.01% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2045 FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Investor Class)¥	5,036,721	$5,036,721
GuideStone Medium-Duration Bond Fund (Investor Class)¥	65,183	954,926
GuideStone Global Bond Fund (Investor Class)¥	1,533,826	15,384,277
GuideStone Value Equity Fund (Investor Class)¥	2,482,715	52,906,662
GuideStone Growth Equity Fund (Investor Class)¥	2,293,797	52,573,836
GuideStone Small Cap Equity Fund (Investor Class)¥	1,162,411	19,853,981
GuideStone International Equity Fund (Investor Class)¥	4,615,161	64,750,708
GuideStone Emerging Market Equity Fund (Investor Class)¥	1,896,276	17,237,150
GuideStone Real Estate Securities Fund (Investor Class)¥	828,237	8,497,709
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,080,220	8,436,522
Credit Suisse Commodity Return Strategy Fund*	1,254,435	7,539,154

Total Mutual Funds (Cost $233,288,002)		253,171,646

TOTAL INVESTMENTS — 99.9% (Cost $233,288,002)		253,171,646
Other Assets in Excess of Liabilities — 0.1%		223,079

NET ASSETS — 100.0%		$253,394,725

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$253,171,646	$253,171,646	$—	$—

Total Assets - Investments in Securities	$253,171,646	$253,171,646	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$30,356	$30,356	$—	$—

Total Liabilities - Other Financial Instruments	$30,356	$30,356	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	33

MyDestination 2055 Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income and real asset securities. The Fund followed an allocation glide path designed to become more conservative over time, and the December 31, 2014, targeted allocations were approximately 5.00% Fixed Income Select Funds, 51.00% U.S. Equity Select Funds, 34.00% Non-U.S. Equity Select Funds, 6.67% Real Assets Select Funds and 3.33% Credit Suisse Commodity Return Strategy.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. Equity exposure represented approximately 85% of the Fund and, therefore, contributed to most of the Fund’s returns. The Fund generated a positive return of 2.25% for the one-year period ended December 31, 2014. The Value Equity Fund was the largest contributor to absolute performance, followed by the Growth Equity Fund. International equity exposure detracted from performance largely due to currency losses from the rally of the U.S. dollar. The Fund’s fixed income allocation contributed marginally to investment returns, as the Global Bond Fund had a slightly positive return for the year. Real assets detracted from absolute performance, with the Global Natural Resources Equity Fund and the Credit Suisse Commodity Return Strategy being the primary detractors as each fell over 16% for the year. The Real Estate Securities Fund partially offset the commodity and natural resources equity exposures by delivering a positive gain for 2014.

The Fund underperformed its composite benchmark in 2014 (2.25% versus 4.07%). The largest detractors to relative underperformance were the Growth Equity Fund, Value Equity Fund and International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2055. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Non-U.S. Equity Select Funds	32.7
U.S. Equity Select Funds	50.2
Fixed Income Select Funds	7.5
Real Return Select Funds	6.5
Credit Suisse Commodity Return Strategy	2.9

99.8

MyDestination 2055 Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	2.25%	4.07%
Since Inception	12.94%	14.32%
Inception Date	01/01/12
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	2.21%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of 3.33% of the Bloomberg Commodity Index, 2.50% of the Barclays Global Aggregate Bond Index — Unhedged, 1.25% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.25% of the J.P. Morgan Emerging Markets Bond Index Plus, 3.33% of the FTSE EPRA/NAREIT Developed Index, 21.45% of the Russell 1000® Value Index, 21.45% of the Russell 1000® Growth Index, 8.10% of the Russell 2000® Index, 2.50% of the MSCI World Commodity Producers Index, 0.84% of the NYSE Arca Gold Miners Index, 26.86% of the MSCI EAFE Index and 7.14% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2055 FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (Investor Class)¥	709,183	$709,183
GuideStone Global Bond Fund (Investor Class)¥	135,737	1,361,445
GuideStone Value Equity Fund (Investor Class)¥	273,414	5,826,452
GuideStone Growth Equity Fund (Investor Class)¥	256,575	5,880,705
GuideStone Small Cap Equity Fund (Investor Class)¥	132,787	2,268,008
GuideStone International Equity Fund (Investor Class)¥	511,166	7,171,664
GuideStone Emerging Market Equity Fund (Investor Class)¥	213,257	1,938,503
GuideStone Real Estate Securities Fund (Investor Class)¥	85,961	881,955
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	118,139	922,666
Credit Suisse Commodity Return Strategy Fund*	134,569	808,760

Total Mutual Funds (Cost $28,075,940)		27,769,341

TOTAL INVESTMENTS — 99.8% (Cost $28,075,940)		27,769,341
Other Assets in Excess of Liabilities — 0.2%		43,335

NET ASSETS — 100.0%		$27,812,676

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$27,769,341	$27,769,341	$—	$—

Total Assets - Investments in Securities	$27,769,341	$27,769,341	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$7,102	$7,102	$—	$—

Total Liabilities - Other Financial Instruments	$7,102	$7,102	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

36	See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2014

	MyDestination 2005 Fund	MyDestination 2015 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,575,177	$8,637,640
Investments in securities of affiliated issuers, at value	90,842,974	471,476,549

Total investments(1)	92,418,151	480,114,189
Cash collateral for derivatives	77,200	219,000
Receivables:
Dividends	15	59
Receivable from advisor	—	—
Investment securities sold	—	—
Fund shares sold	1,806	75,365
Variation margin on financial futures contracts	—	4,158
Prepaid expenses and other assets	18,426	20,644

Total Assets	92,515,598	480,433,415

Liabilities
Fund shares redeemed	262,204	—
Variation margin on financial futures contracts	6,075	33,006
Accrued expenses:
Investment advisory fees	6,251	41,321
Other expenses	19,436	34,079

Total Liabilities	293,966	108,406

Net Assets	$92,221,632	$480,325,009

Net Assets Consist of:
Paid-in-capital	$89,984,576	$441,073,203
Accumulated net investment income	2,654	11,815
Undistributed net realized gain on investments and derivative transactions	588,134	5,170,777
Net unrealized appreciation (depreciation) on investments and derivative transactions	1,646,268	34,069,214

Net Assets	$92,221,632	$480,325,009

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Investor Class	$92,221,632	$480,325,009

Investor shares outstanding	8,746,464	44,300,946

Net asset value, offering and redemption price per Investor share	$10.54	$10.84

(1) Investments in securities of unaffiliated issuers, at cost	$1,897,332	$10,496,400
Investments in securities of affiliated issuers, at cost	88,881,654	435,562,409

Total investments at cost	$90,778,986	$446,058,809

38	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$17,370,835	$10,496,015	$7,539,154	$808,760
640,472,326	347,952,029	245,632,492	26,960,581

657,843,161	358,448,044	253,171,646	27,769,341
478,000	353,900	275,500	35,000

103	67	48	6
—	—	—	4,907
—	—	79	—
529,529	107,271	104,624	24,797
5,637	2,519	988	—
19,436	20,706	17,681	13,671

658,875,866	358,932,507	253,570,566	27,847,722

1,055	—	75,902	10,618
77,335	54,975	43,116	6,075

56,584	31,011	29,050	—
45,491	34,339	27,773	18,353

180,465	120,325	175,841	35,046

$658,695,401	$358,812,182	$253,394,725	$27,812,676

$600,719,003	$321,269,053	$226,920,624	$27,129,598
—	—	7,410	1,069
10,129,252	9,242,973	6,552,691	981,506
47,847,146	28,300,156	19,914,000	(299,497)

$658,695,401	$358,812,182	$253,394,725	$27,812,676

$658,695,401	$358,812,182	$253,394,725	$27,812,676

61,805,362	34,211,368	25,333,316	2,207,823

$10.66	$10.49	$10.00	$12.60

$20,898,700	$12,623,449	$9,113,900	$974,480
589,136,017	317,545,039	224,174,102	27,101,460

$610,034,717	$330,168,488	$233,288,002	$28,075,940

See Notes to Financial Statements.	39

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2014

	MyDestination 2005 Fund	MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$1,271,790	$6,692,562

Total Investment Income	1,271,790	6,692,562

Expenses
Investment advisory fees	91,372	474,906
Transfer agent fees:
Investor Shares	20,386	25,739
Custodian fees	8,126	23,469
Accounting and administration fees	8,839	28,520
Professional fees	46,316	46,316
Blue sky fees:
Investor Shares	18,566	20,348
Shareholder reporting fees:
Investor Shares	6,795	17,393
Trustee expenses	933	4,859
Line of credit facility fees	590	3,084
Other expenses	10,050	15,402

Total Expenses	211,973	660,036
Expenses waived/reimbursed net of amount recaptured(1)	(32,879)	—

Net Expenses	179,094	660,036

Net investment income	1,092,696	6,032,526

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,749,102	14,670,678
Net realized gain on investment securities of unaffiliated issuers	1,087,271	4,988,367
Net realized gain on futures transactions	81,843	413,357

Net realized gain	2,918,216	20,072,402

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(1,422,623)	(6,607,568)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(310,315)	(1,710,739)
Change in unrealized appreciation (depreciation) on futures	(11,000)	(86,666)

Net change in unrealized appreciation (depreciation)	(1,743,938)	(8,404,973)

Net Realized and Unrealized Gain	1,174,278	11,667,429

Net Increase in Net Assets Resulting from Operations	$2,266,974	$17,699,955

(1)	See Note 3a and 3c in Notes to Financial Statements.

40	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$8,300,259	$4,136,062	$2,631,285	$265,673

8,300,259	4,136,062	2,631,285	265,673

618,927	337,365	239,673	22,304

27,977	23,116	22,660	18,241
28,691	22,521	18,535	13,047
35,722	21,277	16,304	4,447
46,316	46,316	46,316	46,317

20,164	18,864	17,837	16,697

22,292	12,472	11,391	2,717
6,228	3,357	2,394	210
3,956	2,143	1,526	134
25,645	19,580	14,910	10,566

835,918	507,011	391,546	134,680
—	—	77,156	(91,150)

835,918	507,011	468,702	43,530

7,464,341	3,629,051	2,162,583	222,143

24,911,176	15,164,718	11,646,396	1,262,028
2,749,398	1,384,048	1,698,794	161,069
573,944	506,649	350,591	62,896

28,234,518	17,055,415	13,695,781	1,485,993

(10,220,030)	(10,549,441)	(9,510,850)	(1,180,585)

(3,437,567)	(2,077,470)	(1,483,231)	(163,193)
(143,792)	(139,630)	(99,166)	(3,760)

(13,801,389)	(12,766,541)	(11,093,247)	(1,347,538)

14,433,129	4,288,874	2,602,534	138,455

$21,897,470	$7,917,925	$4,765,117	$360,598

See Notes to Financial Statements.	41

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund		MyDestination 2015 Fund
	For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13
Operations:
Net investment income	$1,092,696	$737,222	$6,032,526	$4,363,754
Net realized gain on investment securities and futures transactions	2,918,216	6,635,901	20,072,402	30,185,454
Net change in unrealized appreciation (depreciation) on investment securities and futures	(1,743,938)	(2,368,726)	(8,404,973)	4,099,123

Net increase in net assets resulting from operations	2,266,974	5,004,397	17,699,955	38,648,331

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(1,608,633)	(1,430,800)	(9,591,134)	(11,087,547)
Distributions from net realized capital gains	(2,064,197)	—	(14,318,200)	(502,477)

Total dividends and distributions	(3,672,830)	(1,430,800)	(23,909,334)	(11,590,024)

Capital Share Transactions:
Proceeds from Investor shares sold	26,180,994	25,244,242	76,410,888	84,263,438
Reinvestment of dividends and distributions into Investor shares	3,672,256	1,430,198	23,902,599	11,589,750
Value of Investor shares redeemed	(21,042,438)	(26,013,585)	(54,260,161)	(35,006,811)

Net increase from capital share transactions(2)	8,810,812	660,855	46,053,326	60,846,377

Total increase in net assets	7,404,956	4,234,452	39,843,947	87,904,684

Net Assets:
Beginning of Year	84,816,676	80,582,224	440,481,062	352,576,378

End of Year*	$92,221,632	$84,816,676	$480,325,009	$440,481,062

*Including undistributed net investment income	$2,654	$83,785	$11,815	$—

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

42	See Notes to Financial Statements.

MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13

$7,464,341	$5,440,061	$3,629,051	$2,496,038	$2,162,583	$1,602,964	$222,143	$113,731

28,234,518	32,924,021	17,055,415	20,635,090	13,695,781	21,473,432	1,485,993	1,415,762

(13,801,389)	25,057,082	(12,766,541)	22,713,146	(11,093,247)	12,875,542	(1,347,538)	717,247

21,897,470	63,421,164	7,917,925	45,844,274	4,765,117	35,951,938	360,598	2,246,740

(13,308,504)	(13,457,157)	(6,498,605)	(5,775,453)	(4,349,803)	(4,223,953)	(460,778)	(317,866)
(19,891,012)	(12,131,890)	(12,938,463)	(10,105,288)	(10,268,393)	(12,839,584)	(894,166)	(708,786)

(33,199,516)	(25,589,047)	(19,437,068)	(15,880,741)	(14,618,196)	(17,063,537)	(1,354,944)	(1,026,652)

117,034,212	122,536,784	69,056,168	64,052,474	45,733,966	45,024,377	14,017,411	9,768,081
33,198,784	25,589,047	19,437,068	15,880,741	14,618,196	17,063,537	1,354,944	1,026,652
(25,887,589)	(15,543,835)	(10,035,436)	(6,265,695)	(9,205,978)	(4,070,598)	(2,947,845)	(1,948,729)

124,345,407	132,581,996	78,457,800	73,667,520	51,146,184	58,017,316	12,424,510	8,846,004

113,043,361	170,414,113	66,938,657	103,631,053	41,293,105	76,905,717	11,430,164	10,066,092

545,652,040	375,237,927	291,873,525	188,242,472	212,101,620	135,195,903	16,382,512	6,316,420

$658,695,401	$545,652,040	$358,812,182	$291,873,525	$253,394,725	$212,101,620	$27,812,676	$16,382,512

$—	$—	$—	$—	$7,410	$—	$1,069	$—

See Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
MyDestination 2005 Fund

Investor Class
2014	$ 10.70	$0.13	#	$0.21	$(0.06)	$(0.19)	$ (0.25)	$10.54	2.54%	$92,222	0.20%	0.24%	1.22%	9%
2013	10.25	0.09	#	0.25	0.29	(0.18)	—	10.70	6.18	84,817	0.20	0.25	0.87	27
2012	9.60	0.13	#	0.18	0.55	(0.21)	—	10.25	8.92	80,582	0.20	0.27	1.24	8
2011	9.53	0.14	#	0.05	0.05	(0.17)	—	9.60	2.52	64,608	0.20	0.35	1.43	31
2010	8.84	0.14	#	0.09	0.70	(0.24)	—	9.53	10.56	54,683	0.20	0.26	1.50	19
MyDestination 2015 Fund

Investor Class
2014	$ 10.97	$0.15	#	$0.35	$(0.07)	$(0.22)	$ (0.34)	$10.84	3.92%	$480,325	0.14%	0.14%	1.29%	6%
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14	0.14	1.10	15
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15	0.15	1.47	2
2011	9.36	0.14	#	0.05	(0.02)	(0.16)	—	9.37	1.84	274,096	0.17	0.17	1.46	33
2010	8.42	0.14	#	0.06	0.94	(0.20)	—	9.36	13.54	245,672	0.16	0.16	1.65	28
MyDestination 2025 Fund

Investor Class
2014	$10.80	$0.14	#	$0.46	$(0.18)	$(0.22)	$ (0.34)	$10.66	3.88%	$658,695	0.14%	0.14%	1.23%	3%
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14	0.14	1.19	16
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15	0.15	1.51	2
2011	8.94	0.13	#	0.03	(0.16)	(0.13)	—	8.81	0.03	278,239	0.17	0.17	1.42	24
2010	7.88	0.14	#	0.03	1.04	(0.15)	—	8.94	15.32	236,502	0.20	0.17	1.72	15

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds. (3) Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

44	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)(4)	Expenses, Gross (3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
MyDestination 2035 Fund

Investor Class
2014	$10.79	$0.12	#	$0.51		$(0.34)	$(0.19)	$(0.40)	$10.49	2.70%	$358,812	0.15%	0.15%	1.10%	5%
2013	9.40	0.11	#	0.64		1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17
2012	8.22	0.11	#	0.21		1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1
2011	8.62	0.10	#	0.01		(0.37)	(0.09)	(0.05)	8.22	(2.99)	131,446	0.20	0.23	1.13	10
2010	7.52	0.10	#	0.01		1.10	(0.10)	(0.01)	8.62	16.02	110,206	0.20	0.23	1.32	9
MyDestination 2045 Fund

Investor Class
2014	$10.37	$0.10	#	$0.53		$(0.40)	$(0.17)	$(0.43)	$10.00	2.23%	$253,395	0.20%	0.17%	0.92%	4%
2013	9.14	0.10	#	0.68		1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
2012	7.96	0.10	#	0.21		1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
2011	8.52	0.07	#	—	†	(0.38)	(0.07)	(0.18)	7.96	(3.63)	89,954	0.20	0.29	0.87	25
2010	7.38	0.08	#	—	†	1.16	(0.07)	(0.03)	8.52	16.80	75,803	0.20	0.30	1.08	1
MyDestination 2055 Fund

Investor Class
2014	$12.95	$0.14	#	$0.77		$(0.62)	$(0.21)	$(0.43)	$12.60	2.25%	$27,813	0.20%	0.62%	1.02%	5%
2013	11.20	0.13	#	1.02		1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30
2012*	10.00	0.13	#	0.30		0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds. (3) Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.	45

ASSET ALLOCATION FUNDS (Unaudited)

The capital markets in 2014 presented a range of challenges and opportunities for investors. U.S. equities saw substantial gains across the capitalization spectrum as the broad market index, as measured by the Russell 3000® Index, advanced 12.56% through the year. The U.S. equity market experienced a material dispersion across sector returns. The healthcare sector proved to be the most favored, outperforming all other sectors for the year. However, it provided a stark contrast to the energy sector which fell 9.86% on the back of a material decline in oil prices. Supporting the overall equity rally was a backdrop of accommodative monetary policy, strong corporate earnings and overall improvement in the employment data.

International equity markets faced challenges in 2014 and finished the year in negative territory. The MSCI EAFE Index (Net), a measure of international developed country returns, declined 4.90% over the one-year period. Overall slack in global demand was apparent across many major economic metrics. In addition to this weakness, mounting geopolitical issues contributed to market uncertainty. This was most notably apparent in countries such as Russia and Syria. Also contributing to performance weakness was the continued strengthening of the U.S. dollar versus global currencies. The only region to post a positive return was Africa/Middle East while Europe and Japan were the largest detractors. From a sector perspective, a more defensive characteristics profile was favored through the year. Following this theme, sectors such as healthcare and utilities were the best performing sectors of the year. Conversely, the higher cyclicality within the energy sector contributed to its relative underperformance.

In response to the current market environment, interest rates continued to decline through 2014. In general, bond markets produced positive returns which averaged 5.97% for the year, as measured by the Barclays U.S. Aggregate Bond Index, which is a proxy for the broad domestic bond market. The decline in interest rates most benefitted the long duration Treasury and government related segment of the market. From a credit perspective, lower quality investment grade securities outperformed the broad market as credit spreads tightened along this quality tier.

In 2014, the Asset Allocation Funds utilized equity and U.S treasury futures contracts to provide market exposure to cash held within the Funds. This allows the Funds to stay more fully invested and to minimize cash drag. In aggregate, the use of futures contracts contributed positively to the performance of the Asset Allocation Funds in 2014.

Conservative Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 55.00% Fixed Income Select Funds, 18.60% U.S. Equity Select Funds, 6.40% Non-U.S. Equity Select Funds, and 20.00% Real Assets Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 1.40% for the one-year period ended December 31, 2014, benefiting from positive absolute performance of certain underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Defensive Market Strategies Fund, followed by exposure to the Value Equity Fund and the Growth Equity Fund. The Fund’s fixed income allocation added to investment returns, as all underlying Fixed Income Select Funds contributed positively. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors. Additionally, exposure to real assets detracted from absolute performance as the Global Natural Resources Equity Fund fell materially.

The Fund underperformed its composite benchmark in 2014 (1.40% versus 2.24%). While the Defensive Market Strategies Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver to the Fund’s relative performance during the year. Lastly, allocations to the Growth Equity Fund, Value Equity Fund, and Global Natural Resources Equity Fund had a material impact on relative underperformance over the period.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short- to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	55.8
Real Return Select Funds	19.5
U.S. Equity Select Funds	18.5
Non-U.S. Equity Select Funds	6.1

99.9

Conservative Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	1.40%	2.24%
Five Year	4.17%	4.37%
Ten Year	3.77%	4.19%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.93%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/ NAREIT Developed Index, the S&P/LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 14%, 10%, 19%, 1%, 5%, 4% and 6%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Investor Class)¥	3,302,579	$3,302,579
GuideStone Low-Duration Bond Fund (Investor Class)¥	9,625,506	128,115,480
GuideStone Medium-Duration Bond Fund (Investor Class)¥	2,302,682	33,734,297
GuideStone Global Bond Fund (Investor Class)¥	843,932	8,464,633
GuideStone Defensive Market Strategies Fund (Investor Class)¥	2,407,855	27,931,117
GuideStone Value Equity Fund (Investor Class)¥	629,569	13,416,106
GuideStone Growth Equity Fund (Investor Class)¥	583,319	13,369,667
GuideStone Small Cap Equity Fund (Investor Class)¥	177,112	3,025,072
GuideStone International Equity Fund (Investor Class)¥	1,079,613	15,146,967

	Shares	Value
GuideStone Emerging Market Equity Fund (Investor Class)¥	432,611	$3,932,432
GuideStone Inflation Protected Bond Fund (Investor Class)¥	3,050,796	31,179,137
GuideStone Flexible Income Fund (Investor Class)¥	1,583,361	15,453,603
GuideStone Real Estate Securities Fund (Investor Class)¥	311,574	3,196,748
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,406,175	10,982,229

Total Mutual Funds (Cost $304,171,330)		311,250,067

TOTAL INVESTMENTS — 99.9% (Cost $304,171,330)		311,250,067
Other Assets in Excess of Liabilities — 0.1%		187,566

NET ASSETS — 100.0%		$311,437,633

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$311,250,067	$311,250,067	$—	$—

Total Assets - Investments in Securities	$311,250,067	$311,250,067	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$5,116	$5,116	$—	$—

Total Liabilities - Other Financial Instruments	$5,116	$5,116	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	49

Balanced Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined approximately equal percentages to equity securities and fixed income securities in addition to a smaller allocation to real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 41.00% Fixed Income Select Funds, 27.88% U.S. Equity Select Funds, 13.12% Non-U.S. Equity Select Funds, and 18.00% Real Assets Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 3.53% for the one-year period ending December 31, 2014, benefiting from positive absolute performance of the underlying U.S. Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Defensive Market Strategies Fund, followed by exposure to the Value Equity Fund and Growth Equity Fund. The Fund’s fixed income allocation added to investment returns as all underlying Fixed Income Select Funds contributed positively. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors. Additionally, exposure to real assets detracted from absolute performance, as the Global Natural Resources Equity Fund fell materially.

The Fund underperformed its composite benchmark in 2014 (3.53% versus 5.41%), which was primarily driven by its allocation to the Equity Select Funds. Within this asset class, the Growth Equity Fund, the Value Equity Fund and the International Equity Fund had a material impact on relative underperformance over the period. While the Defensive Market Strategies Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver in the Fund’s relative performance during the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	42.6
U.S. Equity Select Funds	27.9
Real Return Select Funds	17.0
Non-U.S. Equity Select Funds	12.4

99.9

Balanced Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	3.53%	5.41%
Five Year	7.56%	8.20%
Ten Year	5.36%	6.04%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.08%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Barclays U.S. Aggregate Bond Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 6%, 28%, 3%, 3%, 6% and 13%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Investor Class)¥	31,194,352	$31,194,352
GuideStone Low-Duration Bond Fund (Investor Class)¥	11,672,329	155,358,696
GuideStone Medium-Duration Bond Fund (Investor Class)¥	14,290,164	209,350,903
GuideStone Extended-Duration Bond Fund (Investor Class)¥	2,900,982	53,087,969
GuideStone Global Bond Fund (Investor Class)¥	10,227,902	102,585,859
GuideStone Defensive Market Strategies Fund (Investor Class)¥	8,953,874	103,864,940
GuideStone Value Equity Fund (Investor Class)¥	5,397,680	115,024,563
GuideStone Growth Equity Fund (Investor Class)¥	5,008,304	114,790,336
GuideStone Small Cap Equity Fund (Investor Class)¥	1,534,952	26,216,986
GuideStone International Equity Fund (Investor Class)¥	9,044,715	126,897,358

	Shares	Value
GuideStone Emerging Market Equity Fund (Investor Class)¥	3,638,229	$33,071,501
GuideStone Inflation Protected Bond Fund (Investor Class)¥	7,205,191	73,637,055
GuideStone Flexible Income Fund (Investor Class)¥	3,935,719	38,412,620
GuideStone Real Estate Securities Fund (Investor Class)¥	3,564,691	36,573,726
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	9,090,443	70,996,359

Total Mutual Funds (Cost $1,176,800,360)		1,291,063,223

TOTAL INVESTMENTS — 99.9% (Cost $1,176,800,360)		1,291,063,223
Other Assets in Excess of Liabilities — 0.1%		796,056

NET ASSETS — 100.0%		$1,291,859,279

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,291,063,223	$1,291,063,223	$—	$—

Total Assets - Investments in Securities	$1,291,063,223	$1,291,063,223	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$153,131	$153,131	$—	$—

Total Liabilities - Other Financial Instruments	$153,131	$153,131	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

52	See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 25.00% Fixed Income Select Funds, 39.00% U.S. Equity Select Funds, 26.00% Non-U.S. Equity Select Funds, and 10.00% Real Assets Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 2.93% for the one-year period ended December 31, 2014, largely attributable to positive absolute performance of the underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund. The Growth Equity Fund also provided material benefit over the period. The Fund’s fixed income allocation added to investment returns as all underlying Fixed Income Select Funds contributed positively. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors.

The Fund underperformed its composite benchmark in 2014 (2.93% versus 5.24%). The Fund’s relative performance was negatively impacted by allocations to the Growth Equity Fund, the Value Equity Fund and the International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	38.8
Fixed Income Select Funds	26.9
Non-U.S. Equity Select Funds	24.7
Real Return Select Funds	9.5

99.9

Growth Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	2.93%	5.24%
Five Year	9.21%	9.69%
Ten Year	5.53%	6.33%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.21%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25%, 40%, 4%, 6% and 25%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Investor Class)¥	22,955,888	$22,955,888
GuideStone Low-Duration Bond Fund (Investor Class)¥	5,193,331	69,123,237
GuideStone Medium-Duration Bond Fund (Investor Class)¥	6,390,694	93,623,667
GuideStone Extended-Duration Bond Fund (Investor Class)¥	1,309,817	23,969,654
GuideStone Global Bond Fund (Investor Class)¥	4,605,909	46,197,272
GuideStone Value Equity Fund (Investor Class)¥	7,779,982	165,791,412
GuideStone Growth Equity Fund (Investor Class)¥	7,222,677	165,543,750
GuideStone Small Cap Equity Fund (Investor Class)¥	2,205,062	37,662,459

	Shares	Value

GuideStone International Equity Fund (Investor Class)¥	13,356,424	$187,390,627
GuideStone Emerging Market Equity Fund (Investor Class)¥	5,296,353	48,143,848
GuideStone Real Estate Securities Fund (Investor Class)¥	3,306,673	33,926,470
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	7,284,650	56,893,117

Total Mutual Funds (Cost $871,251,018)		951,221,401

TOTAL INVESTMENTS— 99.9% (Cost $871,251,018)		951,221,401

Other Assets in Excess of Liabilities — 0.1%		881,211

NET ASSETS — 100.0%		$952,102,612

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$951,221,401	$951,221,401	$—	$—

Total Assets - Investments in Securities	$951,221,401	$951,221,401	$—	$—

Liabilities:

Other Financial Instruments***
Futures Contracts	$82,988	$82,988	$—	$—

Total Liabilities - Other Financial Instruments	$82,988	$82,988	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Schedules of Investments.	55

Aggressive Allocation Fund (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Equity Select Funds. The Fund generated a return of 3.38% for the one-year period ended December 31, 2014, as absolute performance was largely attributable to exposure to the Value Equity Fund and Growth Equity Fund. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors.

The Fund underperformed its composite benchmark in 2014 (3.38% versus 5.75%). The Fund’s relative performance was negatively impacted by allocations to the Growth Equity Fund, the Value Equity Fund and the International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	59.5
Non-U.S. Equity Select Funds	38.2
Fixed Income Select Fund	2.2

99.9

Aggressive Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	3.38%	5.75%
Five Year	11.01%	11.45%
Ten Year	5.64%	6.65%
Inception Date	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.35%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00% and 40.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Investor Class)¥	19,468,875	$19,468,875
GuideStone Value Equity Fund (Investor Class)¥	10,905,641	232,399,206
GuideStone Growth Equity Fund (Investor Class)¥	10,108,940	231,696,900
GuideStone Small Cap Equity Fund (Investor Class)¥	3,139,718	53,626,378
GuideStone International Equity Fund (Investor Class)¥	18,805,746	263,844,623
GuideStone Emerging Market Equity Fund (Investor Class)¥	7,479,387	67,987,625

Total Mutual Funds (Cost $763,910,830)		869,023,607

TOTAL INVESTMENTS — 99.9% (Cost $763,910,830)		869,023,607
Other Assets in Excess of Liabilities — 0.1%		702,175

NET ASSETS — 100.0%		$869,725,782

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$869,023,607	$869,023,607	$—	$—

Total Assets - Investments in Securities	$869,023,607	$869,023,607	$—	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$59,785	$59,785	$—	$—

Total Liabilities - Other Financial Instruments	$59,785	$59,785	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

58	See Notes to Financial Statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2014

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value (1)	$311,250,067	$1,291,063,223	$951,221,401	$869,023,607
Cash	7	—	2	2
Cash collateral for derivatives	78,200	846,600	832,000	926,000
Receivables:
Dividends from affiliated funds	32	262	219	181
Investment securities sold	—	—	—	132
Fund shares sold	162,507	277,107	302,945	71,868
Variation margin on financial futures contracts	525	20,671	9,854	1,815
Prepaid expenses and other assets	11,614	14,071	10,215	9,807

Total Assets	311,502,952	1,292,221,934	952,376,636	870,033,412

Liabilities
Cash overdraft	—	97	—	—
Payables:
Fund shares redeemed	7,125	70,661	—	19,339
Variation margin on financial futures contracts	7,681	131,240	154,135	180,140
Accrued expenses:
Investment advisory fees	15,037	98,582	71,975	66,700
Professional fees	7,988	7,987	7,987	7,988
Other expenses	27,488	54,088	39,927	33,463

Total Liabilities	65,319	362,655	274,024	307,630

Net Assets	$311,437,633	$1,291,859,279	$952,102,612	$869,725,782

Net Assets Consist of:
Paid-in-capital	$300,248,889	$1,158,130,975	$844,466,202	$724,819,154
Accumulated net investment income	695	31,791	7,199	—
Undistributed net realized gain on investments and derivative transactions	4,104,196	19,280,519	27,575,840	39,734,066
Net unrealized appreciation (depreciation) on investments and derivative transactions	7,083,853	114,415,994	80,053,371	105,172,562

Net Assets	$311,437,633	$1,291,859,279	$952,102,612	$869,725,782

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Investor Class	$311,437,633	$1,291,859,279	$952,102,612	$869,725,782

Investor shares outstanding	26,873,592	100,249,551	70,885,840	61,861,903

Net asset value, offering and redemption price per Investor share	$11.59	$12.89	$13.43	$14.06

(1) Investments in securities of affiliated issuers, at cost	$304,171,330	$1,176,800,360	$871,251,018	$763,910,830

60	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2014

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$4,107,881	$19,712,351	$11,499,637	$7,969,202

Total Investment Income	4,107,881	19,712,351	11,499,637	7,969,202

Expenses
Investment advisory fees	323,864	1,338,875	989,174	895,088
Transfer agent fees:
Investor shares	33,819	65,112	43,144	36,753
Custodian fees	18,420	37,457	32,541	25,695
Accounting and administration fees	21,266	72,496	54,734	49,567
Professional fees	46,317	46,316	46,316	46,317
Blue sky fees:
Investor shares	25,632	23,791	20,779	19,530
Shareholder reporting fees:
Investor shares	31,715	64,847	43,631	36,716
Trustee expenses	3,351	13,762	10,167	9,159
Line of credit facility fees	2,131	8,759	6,473	5,839
Other expenses	8,551	7,537	9,382	11,109

Total Expenses	515,066	1,678,952	1,256,341	1,135,773
Expenses waived/reimbursed(1)	(131,974)	(107,068)	(95,613)	(85,002)

Net Expenses	383,092	1,571,884	1,160,728	1,050,771

Net investment income	3,724,789	18,140,467	10,338,909	6,918,431

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	5,081,760	34,829,230	36,315,696	46,420,097
Net realized gain on investment securities of affiliated issuers	5,290,440	12,353,721	16,945,209	20,894,804
Net realized gain on futures transactions	127,329	1,818,821	1,692,771	1,406,268

Net realized gain	10,499,529	49,001,772	54,953,676	68,721,169

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(9,676,174)	(21,745,331)	(36,496,540)	(46,280,815)
Change in unrealized appreciation (depreciation) on futures	(33,075)	(240,012)	(472,413)	(696,269)

Net change in unrealized appreciation	(9,709,249)	(21,985,343)	(36,968,953)	(46,977,084)

Net Realized and Unrealized Gain	790,280	27,016,429	17,984,723	21,744,085

Net Increase in Net Assets Resulting from Operations	$4,515,069	$45,156,896	$28,323,632	$28,662,516

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	61

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income	$3,724,789	$2,732,261	$18,140,467	$15,446,235
Net realized gain on investment securities and futures transactions	10,499,529	21,019,598	49,001,772	78,636,889
Net change in unrealized appreciation (depreciation) on investment securities and futures	(9,709,249)	(12,258,840)	(21,985,343)	25,436,869

Net increase in net assets resulting from operations	4,515,069	11,493,019	45,156,896	119,519,993

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)	(5,082,503)	(4,587,228)	(26,663,373)	(26,717,331)
Distributions from net realized capital gains	(5,814,296)	(17,676,838)	(42,105,899)	(54,188,791)

Total dividends and distributions	(10,896,799)	(22,264,066)	(68,769,272)	(80,906,122)

Capital Share Transactions:
Proceeds from Investor shares sold	37,399,207	44,406,970	59,860,682	81,882,324
Reinvestment of dividends and distributions into Investor shares	10,890,939	22,243,595	68,739,088	80,865,441
Value of Investor shares redeemed	(49,683,717)	(63,987,436)	(101,656,659)	(117,701,721)

Net increase (decrease) from capital share transactions(2)	(1,393,571)	2,663,129	26,943,111	45,046,044

Total increase (decrease) in net assets	(7,775,301)	(8,107,918)	3,330,735	83,659,915

Net Assets:
Beginning of Year	319,212,934	327,320,852	1,288,528,544	1,204,868,629

End of Year*	$311,437,633	$319,212,934	$1,291,859,279	$1,288,528,544

*Including undistributed net investment income	$695	$—	$31,791	$—

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

62	See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/14	12/31/13	12/31/14	12/31/13

$10,338,909	$9,316,274	$6,918,431	$6,114,532
54,953,676	95,016,447	68,721,169	69,027,097
(36,968,953)	48,875,218	(46,977,084)	118,241,629

28,323,632	153,207,939	28,662,516	193,383,258

(17,351,172)	(18,512,739)	(13,898,214)	(16,817,289)
(48,439,446)	(72,279,436)	(59,010,154)	(41,616,328)

(65,790,618)	(90,792,175)	(72,908,368)	(58,433,617)

36,300,427	43,881,701	24,675,504	30,036,829
65,783,344	90,787,186	72,902,702	58,430,316
(76,415,769)	(86,415,713)	(63,169,720)	(70,518,946)

25,668,002	48,253,174	34,408,486	17,948,199

(11,798,984)	110,668,938	(9,837,366)	152,897,840

963,901,596	853,232,658	879,563,148	726,665,308

$952,102,612	$963,901,596	$869,725,782	$879,563,148

$7,199	$—	$—	$—

See Notes to Financial Statements.	63

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distribu- tions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross (3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Conservative Allocation Fund

Investor Class
2014	$11.84	$0.14	#	$0.19		$(0.17)	$(0.19)	$(0.22)	$11.59	1.40%	$311,438	0.12%	0.16%	1.17%	20%
2013	12.27	0.11	#	0.21		0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
2012	11.70	0.16	#	0.16		0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
2011	11.87	0.18	#	0.05		(0.03)	(0.19)	(0.18)	11.70	1.71	293,236	0.12	0.17	1.47	9
2010	11.39	0.18	#	0.08		0.56	(0.27)	(0.07)	11.87	7.19	261,993	0.12	0.15	1.57	19
Balanced Allocation Fund

Investor Class
2014	$13.14	$0.19	#	$0.36		$(0.09)	$(0.27)	$(0.44)	$12.89	3.53%	$1,291,859	0.12%	0.13%	1.38%	3%
2013	12.73	0.16	#	0.44		0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27
2012	11.77	0.19	#	0.22		0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3
2011	12.12	0.20	#	0.06		(0.14)	(0.26)	(0.21)	11.77	1.01	1,097,275	0.12	0.13	1.65	16
2010	11.14	0.23	#	0.09		1.00	(0.34)	—	12.12	11.87	1,120,981	0.12	0.12	1.95	17
Growth Allocation Fund

Investor Class
2014	$14.00	$0.15	#	$0.54		$(0.28)	$(0.25)	$(0.73)	$13.43	2.93%	$952,103	0.12%	0.13%	1.07%	4%
2013	13.04	0.15	#	0.67		1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
2012	11.60	0.15	#	0.26		1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
2011	12.28	0.16	#	0.03		(0.49)	(0.17)	(0.21)	11.60	(2.39)	783,344	0.12	0.14	1.26	10
2010	11.11	0.16	#	0.05		1.31	(0.27)	(0.08)	12.28	13.65	841,926	0.12	0.13	1.43	8
Aggressive Allocation Fund

Investor Class
2014	$14.82	$0.12	#	$0.80		$(0.41)	$(0.23)	$(1.04)	$14.06	3.38%	$869,726	0.12%	0.13%	0.79%	4%
2013	12.46	0.11	#	0.90		2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12
2012	10.89	0.11	#	0.26		1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5
2011	11.79	0.10	#	—	†	(0.71)	(0.10)	(0.19)	10.89	(5.14)	674,790	0.12	0.14	0.83	9
2010	10.43	0.10	#	—	†	1.48	(0.10)	(0.12)	11.79	15.16	745,493	0.12	0.13	0.91	1

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds. (3) Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

64	See Notes to Financial Statements.

Conservative Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 55.00% Fixed Income Select Funds, 18.60% U.S. Equity Select Funds, 6.400% Non-U.S. Equity Select Funds, and 20.00% Real Assets Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Fund generated a return of 1.48% for the one-year period ended December 31, 2014, benefiting from positive absolute performance of certain underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Defensive Market Strategies Fund, followed by exposure to the Value Equity Fund and the Growth Equity Fund. The Fund’s fixed income allocation added to investment returns, as all underlying Fixed Income Select Funds contributed positively. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors. Additionally, exposure to real assets detracted from absolute performance as the Global Natural Resources Equity Fund fell materially.

The Fund underperformed its composite benchmark in 2014 (1.48% versus 2.24%). While the Defensive Market Strategies Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver to the Fund’s relative performance during the year. Lastly, allocations to the Growth Equity Fund, Value Equity Fund, and Global Natural Resources Equity Fund had a material impact on relative underperformance over the period.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. The Fund may be suitable for investors who have a short- to medium-time investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	55.9
Real Return Select Funds	19.5
U.S. Equity Select Funds	18.5
Non-U.S. Equity Select Funds	6.1

100.0

Conservative Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Benchmark**
One Year	1.48%	2.24%
Five Year	4.28%	4.37%
Ten Year	3.94%	4.19%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.79%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Institutional Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. TIPS Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/ NAREIT Developed Index, the S&P/LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 10%, 14%, 19%, 1%, 5%, 4% and 6%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

66

CONSERVATIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	1,105,057	$1,105,057
GuideStone Low-Duration Bond Fund (Institutional Class)¥	3,810,286	32,158,818
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	1,211,927	8,471,373
GuideStone Global Bond Fund (Investor Class)¥	211,814	2,124,498
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	604,244	7,015,274
GuideStone Value Equity Fund (Institutional Class)¥	373,820	3,368,119
GuideStone Growth Equity Fund (Institutional Class)¥	303,781	3,356,776
GuideStone Small Cap Equity Fund (Institutional Class)¥	85,288	760,771
GuideStone International Equity Fund (Institutional Class)¥	360,814	3,806,585

	Shares	Value
GuideStone Funds Emerging Market Equity Fund (Institutional Class)¥	108,601	$987,186
GuideStone Inflation Protected Bond Fund (Investor Class)¥	766,260	7,831,173
GuideStone Flexible Income Fund (Investor Class)¥	397,705	3,881,602
GuideStone Real Estate Securities Fund (Investor Class)¥	78,001	800,286
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	352,891	2,756,076

Total Mutual Funds (Cost $80,659,493)		78,423,594

TOTAL INVESTMENTS — 100.0% (Cost $80,659,493)		78,423,594
Other Assets in Excess of Liabilities — 0.0%		36,670

NET ASSETS — 100.0%		$78,460,264

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$78,423,594	$78,423,594	$—	$—

Total Assets - Investments in Securities	$78,423,594	$78,423,594	$—	$—

Other Financial Instruments***
Futures Contracts	$2,841	$2,841	$—	$—

Total Assets - Other Financial Instruments	$2,841	$2,841	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	67

Balanced Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined approximately equal percentages to equity securities and fixed income securities in addition to a smaller allocation to real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 41.00% Fixed Income Select Funds, 27.88% U.S. Equity Select Funds, 13.12% Non-U.S. Equity Select Funds, and 18.00% Real Assets Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 3.65% for the one-year period ending December 31, 2014, benefiting from positive absolute performance of the underlying U.S. Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Defensive Market Strategies Fund, followed by exposure to the Value Equity Fund and Growth Equity Fund. The Fund’s fixed income allocation added to investment returns as all underlying Fixed Income Select Funds contributed positively. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors. Additionally, exposure to real assets detracted from absolute performance, as the Global Natural Resources Equity Fund fell materially.

The Fund underperformed its composite benchmark in 2014 (3.65% versus 5.41%), which was primarily driven by its allocation to the Equity Select Funds. Within this asset class, the Growth Equity Fund, the Value Equity Fund and the International Equity Fund had a material impact on relative underperformance over the period. While the Defensive Market Strategies Fund was the largest contributor to the Fund’s absolute return, it also served as the leading driver in the Fund’s relative performance during the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk, and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	42.5
U.S. Equity Select Funds	28.0
Real Return Select Funds	17.1
Non-U.S. Equity Select Funds	12.5

100.1

68

Balanced Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Benchmark**
One Year	3.65%	5.41%
Five Year	7.72%	8.20%
Ten Year	5.52%	6.04%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.92%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Institutional Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Barclays U.S. Aggregate Bond Index, the Barclays U.S. TIPS Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 6%, 28%, 3%, 3%, 6% and 13%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

69

BALANCED ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 100.1%
GuideStone Money Market Fund (Institutional Class)¥	6,957,931	$6,957,931
GuideStone Low-Duration Bond Fund (Institutional Class)¥	5,353,391	45,182,622
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	8,711,676	60,894,618
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	3,320,884	15,442,110
GuideStone Global Bond Fund (Investor Class)¥	2,976,670	29,855,998
GuideStone Defensive Market Strategies Fund | (Institutional Class)¥	2,603,435	30,225,875
GuideStone Value Equity Fund (Institutional Class)¥	3,716,242	33,483,341
GuideStone Growth Equity Fund (Institutional Class)¥	3,021,884	33,391,818
GuideStone Small Cap Equity Fund (Institutional Class)¥	854,970	7,626,332
GuideStone International Equity Fund (Institutional Class)¥	3,503,190	36,958,652

	Shares	Value
GuideStone Funds Emerging Market Equity Fund (Institutional Class)¥	1,058,675	$9,623,357
GuideStone Inflation Protected Bond Fund (Investor Class)¥	2,097,234	21,433,733
GuideStone Flexible Income Fund (Investor Class)¥	1,145,091	11,176,086
GuideStone Real Estate Securities Fund (Investor Class)¥	1,037,181	10,641,473
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,645,615	20,662,250

Total Mutual Funds (Cost $373,454,531)		373,556,196

TOTAL INVESTMENTS — 100.1% (Cost $373,454,531)		373,556,196
Liabilities in Excess of Other Assets — (0.1)%		(196,591)

NET ASSETS — 100.0%		$373,359,605

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$373,556,196	$373,556,196	$—	$—

Total Assets - Investments in Securities	$373,556,196	$373,556,196	$—	$—

Other Financial Instruments***
Futures Contracts	$27,025	$27,025	$—	$—

Total Assets - Other Financial Instruments	$27,025	$27,025	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

70	See Notes to Financial Statements.

Growth Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities and real asset securities. The Fund had a target of, but was not limited to, an asset allocation of 25.00% Fixed Income Select Funds, 39.00% U.S. Equity Select Funds, 26.00% Non-U.S. Equity Select Funds, and 10.00% Real Assets Select Funds.

As a fund of funds, its performance is based on the performance of the underlying Select Funds. The Fund generated a return of 3.02% for the one-year period ended December 31, 2014, largely attributable to positive absolute performance of the underlying Equity Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund. The Growth Equity Fund also provided material benefit over the period. The Fund’s fixed income allocation added to investment returns as all underlying Fixed Income Select Funds contributed positively. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors.

The Fund underperformed its composite benchmark in 2014 (3.02% versus 5.24%). The Fund’s relative performance was negatively impacted by allocations to the Growth Equity Fund, the Value Equity Fund and the International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	39.1
Fixed Income Select Funds	26.3
Non-U.S. Equity Select Funds	24.9
Real Return Select Funds	9.6

99.9

Growth Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Benchmark**
One Year	3.02%	5.24%
Five Year	9.37%	9.69%
Ten Year	5.71%	6.33%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.02%

(1)The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Institutional Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25%, 40%, 4%, 6% and 25%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	4,836,862	$4,836,862
GuideStone Low-Duration Bond Fund (Institutional Class)¥	2,340,927	19,757,423
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	3,829,032	26,764,932
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	1,474,247	6,855,247
GuideStone Global Bond Fund (Investor Class)¥	1,317,514	13,214,669
GuideStone Value Equity Fund (Institutional Class)¥	5,265,131	47,438,832
GuideStone Growth Equity Fund (Institutional Class)¥	4,283,032	47,327,507
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,207,734	10,772,988

	Shares	Value
GuideStone International Equity Fund (Institutional Class)¥	5,084,380	$53,640,213
GuideStone Funds Emerging Market Equity Fund (Institutional Class)¥	1,515,396	13,774,951
GuideStone Real Estate Securities Fund (Investor Class)¥	946,033	9,706,295
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,083,612	16,273,007

Total Mutual Funds (Cost $266,405,752)		270,362,926

TOTAL INVESTMENTS — 99.9% (Cost $266,405,752)		270,362,926
Other Assets in Excess of Liabilities — 0.1%		139,434

NET ASSETS — 100.0%		$270,502,360

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$270,362,926	$270,362,926	$—	$—

Total Assets - Investments in Securities	$270,362,926	$270,362,926	$—	$—

Other Financial Instruments***
Futures Contracts	$19,397	$19,397	$—	$—

Total Assets - Other Financial Instruments	$19,397	$19,397	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	73

Aggressive Allocation Fund I (Unaudited)

The Fund, through investments in the underlying Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Equity Select Funds. The Fund generated a return of 3.48% for the one-year period ended December 31, 2014, as absolute performance was largely attributable to exposure to the Value Equity Fund and Growth Equity Fund. Detracting from absolute performance was the allocation to the International Equity Fund, which trailed primarily due to the impact of an appreciating U.S. Dollar to U.S. based investors.

The Fund underperformed its composite benchmark in 2014 (3.48% versus 5.75%). The Fund’s relative performance was negatively impacted by allocations to the Growth Equity Fund, the Value Equity Fund and the International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	59.8
Non-U.S. Equity Select Funds	38.3
Fixed Income Select Fund	1.8

99.9

74

Aggressive Allocation Fund I (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Benchmark**
One year	3.48%	5.75%
Five year	11.18%	11.45%
Ten Year	5.81%	6.65%
Inception Date	07/01/03
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.14%

(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Institutional Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2014, consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00% and 40.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

75

AGGRESSIVE ALLOCATION FUND I SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	3,356,259	$	3,356,259
GuideStone Value Equity Fund (Institutional Class)¥	5,532,405		49,846,967
GuideStone Growth Equity Fund (Institutional Class)¥	4,493,586		49,654,121
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,289,198		11,499,645
GuideStone International Equity Fund (Institutional Class)¥	5,365,947		56,610,739
GuideStone Funds Emerging Market Equity Fund (Institutional Class)¥	1,603,705		14,577,678

Total Mutual Funds (Cost $182,334,913)			185,545,409

TOTAL INVESTMENTS — 99.9% (Cost $182,334,913)			185,545,409

Other Assets in Excess of Liabilities — 0.1%			133,020

NET ASSETS — 100.0%			$185,678,429

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$185,545,409	$185,545,409	$—	$—

Total Assets - Investments in Securities	$185,545,409	$185,545,409	$—	$—

Other Financial Instruments***
Futures Contracts	$17,716	$17,716	$—	$—

Total Assets - Other Financial Instruments	$17,716	$17,716	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

76	See Notes to Financial Statements.

(This page intentionally left blank)

77

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2014

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value (1)	$78,423,594	$373,556,196	$270,362,926	$185,545,409
Cash	—	—	—	21
Cash collateral for derivatives	50,400	216,000	221,950	164,000
Receivables:
Dividends from affiliated funds	24	146	101	71
Fund shares sold	414	—	—	23,239
Variation margin on financial futures contracts	—	4,650	1,681	275
Prepaid expenses and other assets	4,539	4,538	4,538	4,538

Total Assets	78,478,971	373,781,530	270,591,196	185,737,553

Liabilities
Cash overdraft	—	22	—	—
Payables:
Fund shares redeemed	—	335,841	13,885	—
Variation margin on financial futures contracts	2,430	29,505	30,720	28,825
Accrued expenses:
Investment advisory fees	710	32,390	23,323	13,181
Professional fees	7,988	7,987	7,988	7,987
Other expenses	7,579	16,180	12,920	9,131

Total Liabilities	18,707	421,925	88,836	59,124

Net Assets	$78,460,264	$373,359,605	$270,502,360	$185,678,429

Net Assets Consist of:
Paid-in-capital	$82,108,876	$383,280,715	$267,333,924	$180,610,817
Undistributed net investment income	2,212	6,621	5,072	6,667
Undistributed (accumulated) net realized gain (loss) on investments and futures transactions	(1,417,766)	(10,056,421)	(813,207)	1,832,733
Net unrealized appreciation (depreciation) on investments and futures	(2,233,058)	128,690	3,976,571	3,228,212

Net Assets	$78,460,264	$373,359,605	$270,502,360	$185,678,429

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$78,460,264	$373,359,605	$270,502,360	$185,678,429

Institutional shares outstanding	8,272,557	35,881,016	23,154,147	13,998,996

Net asset value, offering and redemption price per Institutional share	$9.48	$10.41	$11.68	$13.26

(1) Investments in securities of affiliated issuers, at cost	$80,659,493	$373,454,531	$266,405,752	$182,334,913

78	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2014

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income distributions received from affiliated funds	$1,618,580	$10,007,142	$6,021,492	$3,198,235

Total Investment Income	1,618,580	10,007,142	6,021,492	3,198,235

Expenses
Investment advisory fees	82,546	396,522	278,420	192,027
Transfer agent fees:
Institutional Shares	3,909	4,103	3,918	3,860
Custodian fees	9,231	27,576	22,863	14,773
Accounting and administration fees	8,520	24,820	18,707	13,897
Professional fees	46,316	46,316	46,317	46,315
Blue sky fees:
Institutional Shares	1,900	1,900	1,900	1,900
Shareholder reporting fees	499	923	532	390
Trustee expenses	864	4,097	2,857	1,973
Line of credit facility fees	547	2,612	1,825	1,259
Other expenses	9,362	10,420	10,514	9,857

Total Expenses	163,694	519,289	387,853	286,251
Expenses waived/reimbursed net of amount recaptured(1)	(41,323)	—	—	(3,175)

Net expenses	122,371	519,289	387,853	283,076

Net investment income	1,496,209	9,487,853	5,633,639	2,915,159

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,938,311	17,608,913	19,976,316	19,514,496
Net realized gain (loss) on investment securities of affiliated issuers	222,448	6,811,115	1,460,676	99,135
Net realized gain on futures transactions	33,856	445,297	393,823	291,811

Net realized gain	2,194,615	24,865,325	21,830,815	19,905,442

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(2,362,307)	(20,356,196)	(19,135,536)	(16,157,866)
Change in unrealized depreciation on futures	(4,400)	(65,672)	(121,182)	(122,132)

Net change in unrealized appreciation	(2,366,707)	(20,421,868)	(19,256,718)	(16,279,998)

Net Realized and Unrealized Gain (Loss)	(172,092)	4,443,457	2,574,097	3,625,444

Net Increase in Net Assets Resulting from Operations	$1,324,117	$13,931,310	$8,207,736	$6,540,603

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	79

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Year Ended		For the Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
Operations:
Net investment income	$1,496,209	$1,260,250	$9,487,853	$9,394,078
Net realized gain on investment securities and futures transactions	2,194,615	5,102,173	24,865,325	21,655,771
Net change in unrealized appreciation (depreciation) on investment securities and futures	(2,366,707)	(3,235,070)	(20,421,868)	4,996,631

Net increase in net assets resulting from operations	1,324,117	3,127,353	13,931,310	36,046,480

Dividends to Shareholders:
Dividends from net investment income(1)	(1,913,134)	(2,555,816)	(18,280,125)	(13,881,599)
Distributions from net realized capital gains	(1,485,422)	(476,714)	(4,586,199)	—

Total dividends	(3,398,556)	(3,032,530)	(22,866,324)	(13,881,599)

Capital Share Transactions:
Proceeds from Institutional shares sold	10,535,416	10,446,277	19,100,799	30,704,095
Reinvestment of dividends and distributions into Institutional shares	3,378,625	3,015,087	22,795,617	13,840,284
Value of Institutional shares redeemed	(17,018,223)	(12,635,464)	(46,969,152)	(24,596,392)

Net increase (decrease) from capital share transactions(2)	(3,104,182)	825,900	(5,072,736)	19,947,987

Total increase (decrease) in net assets	(5,178,621)	920,723	(14,007,750)	42,112,868

Net Assets:
Beginning of Year	83,638,885	82,718,162	387,367,355	345,254,487

End of Year*	$78,460,264	$83,638,885	$373,359,605	$387,367,355

*Including undistributed net investment income	$2,212	$—	$6,621	$5,275,083

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 6 in Notes to Financial Statements.

80	See Notes to Financial Statements.

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Year Ended		For the Year Ended
12/31/14	12/31/13	12/31/14	12/31/13

$5,633,639	$5,423,835	$2,915,159	$2,726,763
21,830,815	16,880,871	19,905,442	13,387,781
(19,256,718)	20,212,758	(16,279,998)	24,808,491

8,207,736	42,517,464	6,540,603	40,923,035

(10,334,898)	(9,414,953)	(9,973,326)	(4,675,371)
(10,495,559)	—	(6,195,848)	—

(20,830,457)	(9,414,953)	(16,169,174)	(4,675,371)

13,206,215	29,753,490	7,792,356	17,600,936
20,812,280	9,406,951	16,162,392	4,673,297
(21,989,417)	(17,497,829)	(17,509,150)	(12,491,272)

12,029,078	21,662,612	6,445,598	9,782,961

(593,643)	54,765,123	(3,182,973)	46,030,625

271,096,003	216,330,880	188,861,402	142,830,777

$270,502,360	$271,096,003	$185,678,429	$188,861,402

$5,072	$1,464,856	$6,667	$4,390,854

See Notes to Financial Statements.	81

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)(4)	Expenses, Gross(3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Conservative Allocation Fund I

Institutional Class
2014	$9.76	$0.18	#	$0.24		$(0.27)	$(0.24)	$(0.19)	$9.48	1.48%	$78,460	0.15%	0.20%	1.84%	25%
2013	9.75	0.15	#	0.22		0.01	(0.31)	(0.06)	9.76	3.85	83,639	0.15	0.20	1.48	21
2012	9.35	0.20	#	0.15		0.31	(0.26)	—	9.75	7.07	82,718	0.15	0.21	2.10	8
2011	9.42	0.22	#	0.05		(0.09)	(0.25)	—	9.35	1.92	74,141	0.15	0.24	2.26	26
2010	9.06	0.23	#	0.10		0.33	(0.30)	—	9.42	7.25	71,926	0.15	0.20	2.50	12
Balanced Allocation Fund I

Institutional Class
2014	$10.69	$0.27	#	$0.50		$(0.37)	$(0.54)	$(0.14)	$10.41	3.65%	$373,360	0.13%	0.13%	2.44%	6%
2013	10.06	0.27	#	0.55		0.21	(0.40)	—	10.69	10.22	387,367	0.13	0.13	2.51	31
2012	9.35	0.31	#	0.30		0.51	(0.41)	—	10.06	12.05	345,254	0.14	0.14	3.06	5
2011	9.64	0.31	#	0.11		(0.31)	(0.40)	—	9.35	1.14	310,267	0.14	0.14	3.14	18
2010	9.00	0.33	#	0.15		0.60	(0.44)	—	9.64	12.04	347,489	0.13	0.13	3.56	19
Growth Allocation Fund I

Institutional Class
2014	$12.26	$0.26	#	$0.92		$(0.81)	$(0.46)	$(0.49)	$11.68	3.02%	$270,502	0.14%	0.14%	2.06%	8%
2013	10.70	0.25	#	0.92		0.83	(0.44)	—	12.26	18.72	271,096	0.14	0.14	2.15	28
2012	9.56	0.25	#	0.36		0.83	(0.30)	—	10.70	15.09	216,331	0.15	0.15	2.41	4
2011	10.08	0.24	#	0.05		(0.51)	(0.30)	—	9.56	(2.21)	197,883	0.15	0.15	2.34	13
2010	9.13	0.24	#	0.07		0.94	(0.30)	—	10.08	13.68	233,557	0.14	0.14	2.60	13
Aggressive Allocation Fund I

Institutional Class
2014	$14.00	$0.22	#	$1.48		$(1.21)	$(0.75)	$(0.48)	$13.26	3.48%	$185,678	0.15%	0.15%	1.55%	6%
2013	11.24	0.21	#	1.40		1.51	(0.36)	—	14.00	27.73	188,861	0.15	0.16	1.62	17
2012	9.74	0.20	#	0.37		1.11	(0.18)	—	11.24	17.31	142,831	0.15	0.16	1.87	8
2011	10.44	0.16	#	0.01		(0.69)	(0.18)	—	9.74	(4.93)	129,466	0.15	0.18	1.51	9
2010	9.21	0.16	#	—	†	1.24	(0.17)	—	10.44	15.23	157,310	0.15	0.16	1.67	5

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

82	See Notes to Financial Statements.

FIXED INCOME SELECT FUNDS (Unaudited)

2014 – A Review

At the beginning of calendar year 2014, expectations by many pundits were for U.S. Treasury yields to end the calendar year at higher levels due to projections of an improving domestic economy and the possible end to the Federal Reserve’s quantitative easing program. As is normally the case, what actually happened during 2014 was much different than what was originally projected.

The U.S. yield curve flattened during 2014 as short-term yields, which are more sensitive to projected Federal Reserve actions, increased with expectations the central bank would begin modestly reducing stimulus policies. In contrast, the mid- and longer-term yields fell in response to economic pressures from moderate global growth, lower inflation (including declining oil prices), fiscal austerity, struggling emerging market economies (including China) and strong foreign demand. As evidence, the 2-year U.S. Treasury yield increased from 0.38% to 0.67% during the year while the 30-year U.S. Treasury yield fell from 3.97% to 2.75% for the same period. In general, the declining interest rate environment provided a tailwind to the overall bond market given bond prices move inversely with yields. The broad U.S. bond market, as measured by the Barclays Aggregate Bond Index, posted quarterly and annual returns of 1.79% and 5.97%, respectively. The broad bond market’s positive return was welcomed in 2014 following a negative annual return in 2013.

Another economic theme during the year was the divergence in monetary policy of the major central banks across the globe. Over recent years, the major central banks, including the Federal Reserve in the U.S., have been implementing aggressive monetary policies from the same “playbook” in a somewhat coordinated manner. However, the U.S. economy has emerged compared to other major economies, posting a third quarter Gross Domestic Product (“GDP”) of 5.0%. The Federal Reserve appeared to be further along in their process compared to many others, with expectations for it to possibly make the first rate hike during 2015, while weak economic environments in continental Europe and Japan are forcing those central banks to accelerate their efforts to boost economic activity and thwart deflationary pressures. The U.S. dollar appreciated meaningfully in this environment, up approximately 10% during the year, as yield-hungry global investors were attracted to the higher relative yields in the U.S. and the “safe-haven” characteristic of the currency in the midst of economic uncertainty and heightened geopolitical risks.

When reviewing the fixed income markets during the year, returns generally differed by sector, quality and duration with almost all areas posting positive absolute returns for the year. In general, bonds with longer-durations outpaced bonds with shorter durations given their prices are more sensitive to movements in interest rates. Therefore, an investor’s return during the year for his or her bond portfolio was largely dependent upon the portfolio’s duration position. The best area of the bond market during 2014 was the 30-year U.S. Treasury. This long-duration security was up an astonishing 29.38% for the year. Related to quality, investment grade corporate bonds were up 7.46% during 2014, outpacing high yield (or below investment grade) corporate bonds that posted an annual return of 2.46%, as measured by the Barclay’s U.S. High Yield – Corporate Index. Emerging market debt, as measured by the J.P. Morgan EMBI+ (a U.S. dollar denominated index), generated an annual return of 6.15%. A difficult area of the bond market for U.S. based investors (that were not hedged back to the U.S. dollar) was non-U.S. bonds that were denominated in currencies that depreciated versus the U.S. dollar.

2015 – A Preview

Looking forward in 2015, all eyes will be on the Federal Reserve’s Federal Open Market Committee (“FOMC”) with speculation abounding as to when it will begin to raise interest rates. The Federal Reserve’s two primary purposes are employment and price stability. Employment measures, including the unemployment rate, improved during the year while inflation has remained below the Federal Reserves’ long-term target of 2%. At year-end, consensus appeared to be that the Federal Reserve will first raise rates in mid-2015 with possible future rate hikes in the latter half of the year. The Federal Reserve remains data-dependent, so a change in the direction or the magnitude of economic data could change the central bank’s course. As stated last quarter, The Federal Reserve remains in the difficult and unenviable position of removing accommodative policy without thwarting domestic economic growth.

Also, expectations are for volatility in returns to increase, especially if global monetary policies continue to diverge and/or the Federal Reserve begins raising rates. U.S. Treasury yields will continue to have conflicting pressures - upward pressure from the projected Federal Reserve rate increases and a strengthening U.S. economy offset by downward pressure from sluggish global economic growth, strong demand and a low inflationary environment. The year 2014 surprised many on the upside, but the return expectations for fixed income securities during 2015 should be somewhat muted compared to long-term averages.

Money Market Fund (Unaudited)

During 2014, the Federal Reserve maintained its very aggressive monetary policy, keeping the federal funds rate at 0% - 0.25% in a concerted effort to stimulate economic growth, improve unemployment and thwart any deflationary pressures. As a result, short-term rates remained at historically low levels throughout the year. Although there was no change to the target fed funds rate, the Federal Reserve reduced and eventually ended its asset purchase program (quantitative easing) during the year in response to improving economic conditions, especially in the labor markets.

At the regularly scheduled Federal Open Market Committee meeting in December, the Committee released language stating “the Committee judges that it can be patient in beginning to normalize the stance of monetary policy”. Chairman Yellen later confirmed that the Committee may not raise rates until after a “couple of meetings” during 2015. However, it should be noted that Yellen further stressed that any future change in policy will be data dependent, specifically as it relates to labor market improvement, a continued decline in the unemployment rate and inflation near desired levels. Therefore, expectations at the end of the year were for the Federal Reserve to implement the first rate hike in mid-2015.

Given the environment of historically low interest rates, money market funds (which are lenders to borrowers at short-term interest rates) experienced another year of “just-above-zero” returns. At the end of 2014, the 90-day U.S. Treasury Bill was yielding a very modest 0.04%. The low yield environment, coupled with the regulatory constraints of Rule 2a-7 of the Investment Company Act of 1940, made it incredibly difficult for money market funds across the industry to post positive returns after paying for fund-related expenses.

The Fund was invested in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars. The Fund maintained a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Investor Class of the Fund returned 0.02% for the one-year period ended December 31, 2014, as compared to a 0.03% return for the Citigroup 3-Month Treasury Bill Index (the benchmark index). The Fund’s relative underperformance was due to the impact of Fund expenses as the low-rate environment provided little opportunity to generate returns sufficient to cover expenses and outpace the benchmark index. In the midst of the difficult interest rate and economic environment, the management of the Fund remained true and steadfast to its primary objectives of preservation of capital and liquidity versus sacrificing quality and taking imprudent risk in an effort to stretch for incremental yield. Stretching for yield in this environment provided an asymmetrical payoff, providing little, if any upside, while increasing the potential for a material negative return event. Throughout 2014, the Fund remained well diversified across many sectors including commercial paper, certificates of deposits, time deposits, floating rate notes and U.S. Treasuries. At year-end, the Fund’s weighted average maturity was 42 days, compared to 47 days at the end of 2013.

This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and stock investments.

An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Commercial Paper	48.3
Certificates of Deposit	30.5
Municipal Bonds	10.8
Time Deposits	2.8
Agency Obligations	2.7
Repurchase Agreements	2.6
U.S. Treasury Obligations	1.4
Corporate Bond	0.9

100.0

Money Market Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.02%	0.02%	0.03%
Five Year	0.09%	0.02%	0.07%
Ten Year	1.69%	1.55%	1.46%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.20%	0.04%

Yield as of 12/31/14(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	0.02%	0.01%
7-Day Annualized Yield (Gross)	0.19%	0.19%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without fee waivers in effect.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	December 31, 2014

	Par	Value
AGENCY OBLIGATIONS — 2.7%
Federal Home Loan Bank
0.05%, 01/09/15	$20,000,000	$19,999,778
0.06%, 01/28/15	15,000,000	14,999,325

Total Agency Obligations (Cost $34,999,103)		34,999,103

CERTIFICATES OF DEPOSIT — 30.5%
Bank of Montreal CHI
0.24%, 04/09/15†	10,000,000	10,000,000
0.24%, 05/29/15	13,000,000	13,000,000
0.24%, 07/16/15†	13,000,000	13,000,000
Bank of Nova Scotia Houston
0.26%, 06/24/15†	10,000,000	10,000,000
0.24%, 07/09/15†	10,500,000	10,500,000
0.68%, 09/11/15†	5,000,000	5,014,203
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.01%, 03/27/15†	14,000,000	14,023,667
Canadian Imperial Bank of Commerce NY
0.32%, 06/01/15†	10,000,000	10,000,000
Citibank NA
0.25%, 02/06/15	24,000,000	24,000,000
0.25%, 05/04/15	10,000,000	10,000,000
0.25%, 05/11/15	12,000,000	12,000,000
Credit Industriel et Commercial
0.30%, 04/08/15	15,000,000	15,000,000
Mitubishi UFJ Trust and Bank
0.25%, 01/16/15	27,000,000	27,000,000
National Australia Bank, Ltd.
0.23%, 07/10/15†	11,000,000	11,000,000
National Bank of Canada NY
0.26%, 06/19/15†	5,000,000	5,000,000
0.30%, 09/24/15†	14,000,000	14,000,000
Natixis NY
0.25%, 02/02/15†	4,000,000	4,000,000
Rabobank Nederland NY
0.35%, 01/12/15	5,000,000	5,000,000
0.28%, 05/06/15†	8,000,000	8,000,000
0.28%, 09/16/15†	22,500,000	22,500,000
Royal Bank of Canada NY
0.26%, 09/10/15†	10,000,000	10,000,000
Skandinaviska Enskilda Banken AB
0.25%, 02/06/15	10,000,000	10,000,000
0.63%, 02/26/15†	15,000,000	15,008,077
0.25%, 03/03/15	10,000,000	10,000,000
Societe Generale NY
0.25%, 02/02/15	4,000,000	4,000,000
State Street Bank and Trust Co.
0.28%, 10/01/15	20,000,000	20,000,000
0.28%, 10/23/15	3,000,000	3,000,000
Sumitomo Mitsui Banking Corporation
0.25%, 03/17/15	25,500,000	25,500,000
Sumitomo Mitsui Trust Bank, Ltd.
0.27%, 04/15/15	15,000,000	15,000,000
0.26%, 06/01/15	12,000,000	12,000,000
Toronto-Dominion Bank NY
0.30%, 07/15/15	14,000,000	13,999,990

	Par	Value
UBS AG
0.28%, 03/05/15†	$10,000,000	$10,000,000

Total Certificates of Deposit (Cost $391,545,937)		391,545,937

COMMERCIAL PAPER — 48.3%
Antalis US Funding Corporation
0.23%, 01/06/15 144A	12,000,000	11,999,617
Bedford Row Funding Corporation
0.28%, 01/28/15 144A	14,000,000	13,997,060
0.29%, 11/20/15 144A	10,000,000	10,000,000
Caisse Centrale Desjardins Du Quebec
0.13%, 01/05/15 144A	45,000,000	44,999,350
Chariot Funding LLC
0.26%, 08/13/15 144A	15,000,000	14,975,733
Charta LLC
0.25%, 02/06/15 144A	20,000,000	19,995,000
0.25%, 05/04/15 144A	8,000,000	7,993,167
0.25%, 05/12/15 144A	12,000,000	11,989,083
Ciesco LLC
0.25%, 02/09/15 144A	16,000,000	15,995,667
Collateralized Commercial Paper Co. LLC
0.30%, 02/02/15	16,000,000	15,995,733
0.30%, 03/09/15	13,000,000	12,992,742
0.30%, 03/16/15	14,000,000	13,991,367
Commonwealth Bank of Australia
0.25%, 03/23/15 144A	10,000,000	10,000,000
0.24%, 04/23/15 144A	10,000,000	9,999,844
0.25%, 05/15/15 144A	13,000,000	13,000,000
0.24%, 05/18/15 144A	17,000,000	17,000,000
CRC Funding LLC
0.25%, 02/04/15 144A	10,000,000	9,997,639
DNB Bank ASA
0.23%, 04/28/15 144A	18,000,000	17,986,545
General Electric Capital Corporation
0.20%, 02/02/15	10,000,000	9,998,222
0.21%, 02/17/15	13,000,000	12,996,436
0.22%, 06/04/15	28,000,000	27,973,649
Gotham Funding
0.11%, 01/02/15 144A	17,768,000	17,767,946
HSBC Bank PLC
0.25%, 10/23/15 144A	10,000,000	10,000,000
ING U.S. Funding LLC
0.24%, 01/16/15	20,000,000	19,998,000
Kells Funding LLC
0.24%, 01/07/15 144A	9,000,000	9,000,000
0.24%, 02/13/15 144A	14,500,000	14,500,096
0.23%, 09/22/15 144A	14,000,000	13,998,904
Macquarie Bank, Ltd.
0.32%, 02/19/15 144A	11,000,000	10,995,209
National Australia Funding
0.23%, 03/13/15 144A	15,000,000	15,000,000
Natixis NY
0.10%, 01/02/15	10,000,000	9,999,972
Nederlandse Water-chapsbank NV
0.23%, 10/01/15 144A	25,000,000	25,000,000

See Notes to Financial Statements.	87

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Nieuw Amsterdam Receivables Corporation
0.23%, 01/21/15 144A	$15,000,000	$14,998,083
0.24%, 01/23/15 144A	12,000,000	11,998,240
Old Line Funding LLC
0.22%, 03/06/15 144A	10,000,000	9,996,089
0.25%, 06/02/15 144A	10,000,000	9,989,444
Sumitomo Mitsui Banking Corporation
0.25%, 04/06/15 144A	15,000,000	14,990,104
Svenska Handelsbanken AB
0.31%, 06/15/15 144A†	9,800,000	9,800,000
Victory Receivables Corporation
0.11%, 01/02/15 144A	45,000,000	44,999,863
Westpac Banking Corporation
0.24%, 04/17/15 144A	20,000,000	20,000,000
Working Capital Management
0.13%, 01/06/15 144A	14,000,000	13,999,747

Total Commercial Paper (Cost $620,908,551)		620,908,551

CORPORATE BONDS — 0.9%
Jets Stadium Development LLC
0.09%, 01/07/15 144A†	4,900,000	4,900,000
Metropolitan Life Global Funding
1.70%, 06/29/15 144A	7,000,000	7,046,623

Total Corporate Bonds (Cost $11,946,623)		11,946,623

MUNICIPAL BONDS — 10.8%
California Housing Finance Agency, Revenue Bond, Series D
0.01%, 01/07/15†	2,600,000	2,600,000
California Housing Finance Agency, Multi-Family III, Revenue Bond, Series E (LOC-Fannie Mae, Freddie Mac)
0.04%, 01/07/15†	3,000,000	3,000,000
California Statewide Communities Development Authority, Hallmark House Apartments, Revenue Bond, Series ZZ
0.06%, 01/07/15†	6,420,000	6,420,000
California Statewide Communities Development Authority, Kimberly Woods Apartments, Revenue Bond, Series B
0.04%, 01/07/15†	17,100,000	17,100,000
Los Angeles Community Redevelopment Agency, Hollywood & Vine Apartments, Revenue Bond, Series A
0.06%, 01/07/15†	7,700,000	7,700,000
Los Angeles County Housing Authority, Malibu Meadows II, Revenue Bond, Series C
0.05%, 01/07/15†	5,799,000	5,799,000

	Par	Value
Maryland Community Development Administration, Multifamily Barrington Apartments Project, Revenue Bond, Series A
0.06%, 01/07/15†	$27,575,000	$27,575,000
New York City Industrial Development Agency, New York Law School Project, Revenue Bond, Series A (LOC-JPMorgan Chase Bank NA)
0.05%, 01/07/15†	7,200,000	7,200,000
New York Housing Development Corporation, Multi-Family Housing (90 West Street), Revenue Bond, Series A
0.02%, 01/07/15†	6,000,000	6,000,000
New York State Housing Finance Agency, 10 Barclay Street Housing, Revenue Bond, Series A
0.02%, 01/07/15†	10,000,000	10,000,000
New York State Housing Finance Agency, 10 Liberty Housing, Revenue Bond, Series A (LOC - Freddie Mac)
0.02%, 01/07/15†	18,000,000	18,000,000
New York State Housing Finance Agency, Biltmore Tower Housing Project, Revenue Bond, Series A
0.04%, 01/07/15†	4,000,000	4,000,000
New York State Housing Finance Agency, Gotham West Project, Revenue Bond, Series A (LOC - Wells Fargo Bank N.A.)
0.08%, 01/07/15†	10,000,000	10,000,000
New York State Housing Finance Agency, Victory Housing, Revenue Bond, Series 2001-A
0.04%, 01/07/15†	2,700,000	2,700,000
Sacramento Housing Authority, The Lofts at Natomas Apartments, Revenue Bond, Series F
0.06%, 01/07/15†	10,190,000	10,190,000

Total Municipal Bonds (Cost $138,284,000)		138,284,000

TIME DEPOSITS — 2.8%
ING Bank NV
0.12%, 01/05/15	11,000,000	11,000,000
Natixis SA
0.05%, 01/02/15	25,000,000	25,000,000

Total Time Deposits (Cost $36,000,000)		36,000,000

88	See Notes to Financial Statements.

	Par	Value
U.S. TREASURY OBLIGATIONS — 1.4%
U.S. Treasury Notes
0.11%, 04/30/16†	$10,000,000	$10,000,000
0.09%, 10/31/16†	8,000,000	7,993,022

		17,993,022

Total U.S. Treasury Obligations (Cost $17,993,022)		17,993,022

REPURCHASE AGREEMENTS — 2.6%
Goldman Sachs & Co.
0.08% (dated 12/31/14, due 01/02/15, repurchase price $34,000,151, collateralized by U.S. Treasury Bill, 0.000%, due 02/15/27 to 11/15/41, total market value $34,680,000)
(Cost $34,000,000)	34,000,000	34,000,000

Value
TOTAL INVESTMENTS — 100.0% (Cost $1,285,677,236)	$1,285,677,236
Liabilities in Excess of Other Assets — 0.0%	(558,062)

NET ASSETS — 100.0%	$1,285,119,174

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$34,999,103	$—	$34,999,103	$—
Certificates of Deposit	391,545,937	—	391,545,937	—
Commercial Paper	620,908,551	—	620,908,551	—
Corporate Bonds	11,946,623	—	11,946,623	—
Municipal Bonds	138,284,000	—	138,284,000	—
Repurchase Agreements	34,000,000	—	34,000,000	—
Time Deposits	36,000,000	—	36,000,000	—
U.S. Treasury Obligations	17,993,022	—	17,993,022	—

Total Assets - Investments in Securities	$1,285,677,236	$—	$1,285,677,236	$—

See Notes to Financial Statements.	89

Low-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between one to three years. The Investor Class of the Fund outperformed its all-U.S. Treasury benchmark index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, for the one-year period ended December 31, 2014 (0.97% versus 0.62%). In an effort to outperform its benchmark index, the Fund tactically utilized spread sectors (such as investment grade corporates, mortgage-backed securities and asset-backed securities) that traded at a yield premium relative to their U.S. Treasury counterparts. The strategy of overweighting non-U.S. Treasuries sectors, particularly investment grade corporate bonds, added value relative to the benchmark index for most of the year with the exception of the fourth quarter, a period that experienced spread widening due to elevated market volatility and fears over economic growth outside of the U.S.

Other strategies involving derivatives were utilized during the year resulting in an overall modest impact to performance. U.S. Treasury futures and Eurodollar futures contracts were used for the common purposes of duration management and yield curve positioning strategies. Over the course of the calendar year, these positions had a minimal impact on relative performance. Credit default swaps were utilized which slightly benefitted the Fund’s relative performance during the year as spreads compressed within the corporate bond sector during the period the positions were held. In an effort to gain exposure to non-U.S. interest rates and duration, interest rate swaps were utilized and detracted modestly from relative performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions. On an overall net basis, the currency strategies modestly benefitted relative performance.

During the year, the Fund remained true to its overall objective of seeking current income consistent with conservation of capital.

This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Low-Duration Bond Fund (Unaudited)

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	25.8
U.S. Treasury Obligations	23.1
Mortgage-Backed Securities	18.1
Money Market Funds	14.8
Foreign Bonds	13.7
Asset-Backed Securities	10.8
Municipal Bonds	1.4
Foreign Government Inflation-Linked Bond	1.3
Agency Obligations	0.7
Loan Agreements	0.2
Purchased Option	0.1
Written Options	(0.1)
TBA Sale Commitments	(0.4)

109.5

Low-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	1.16%	0.97%	0.62%
Five Year	2.31%	2.12%	1.06%
Ten Year	3.22%	3.04%	2.54%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.43%	0.67%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Bank of America Merrill Lynch 1-3 Year Treasury Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

92

LOW-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Par	Value
AGENCY OBLIGATIONS — 0.7%
Federal Home Loan Bank
0.50%, 09/28/16	$2,610,000	$2,603,757
Federal Home Loan Mortgage Corporation
0.57%, 08/26/16	3,500,000	3,490,424
Small Business Administration
6.95%, 11/01/16	57,425	59,617

Total Agency Obligations (Cost $6,162,858)		6,153,798

ASSET-BACKED SECURITIES — 10.8%
ABCLO 2007-1, Ltd.
0.58%, 04/15/21 144A†	1,275,000	1,260,888
ACAS CLO 2007-1, Ltd.
0.46%, 04/20/21 144A†	1,329,958	1,319,462
Aircraft Lease Securitisation, Ltd.
0.42%, 05/10/32 144A†	356,131	350,344
Ally Master Owner Trust
0.61%, 04/15/18†	1,400,000	1,399,089
American Express Credit Account Master Trust
0.98%, 05/15/19	2,250,000	2,249,224
American Homes 4 Rent
1.25%, 06/17/31 144A†	981,163	969,758
AmeriCredit Automobile Receivables Trust
4.04%, 07/10/17	1,226,000	1,248,028
1.31%, 11/08/17	370,000	371,156
0.96%, 04/09/18	1,200,000	1,201,446
1.19%, 05/08/18	785,000	785,798
1.66%, 09/10/18	500,000	502,592
1.79%, 03/08/19	980,000	978,800
2.72%, 09/09/19	400,000	406,894
2.29%, 11/08/19	655,000	659,680
2.15%, 03/09/20	825,000	823,968
Apidos CDO XIV
1.38%, 04/15/25 144A†	2,090,000	2,043,184
1.93%, 04/15/25 144A†	250,000	238,099
Asset-Backed Securities Corporation Home Equity Loan Trust
0.72%, 09/25/34†	32,535	32,534
Atrium VII
1.33%, 11/16/22 144A†	1,000,000	995,473
Avalon IV Capital, Ltd.
1.40%, 04/17/23 144A†	1,190,000	1,182,969
BA Credit Card Trust
0.54%, 06/15/21†	1,110,000	1,109,128
Babson CLO, Inc.
0.46%, 01/18/21 144A†	1,162,099	1,160,515
Babson CLO, Ltd.
1.33%, 04/20/25 144A†	2,300,000	2,259,863
Bear Stearns Asset Backed Securities Trust
0.62%, 12/25/42†	124,478	122,069
Bear Stearns Asset-Backed Securities Trust
1.17%, 10/25/37†	739,749	689,437
0.36%, 01/25/47†	90,885	90,583
BNC Mortgage Loan Trust
0.23%, 03/25/37†	51,845	51,594

	Par	Value
Capital Auto Receivables Asset Trust
1.29%, 04/20/18	$260,000	$259,276
1.74%, 10/22/18	270,000	270,893
Cent CLO 18, Ltd.
1.35%, 07/23/25 144A†Δ	1,400,000	1,362,210
CenterPoint Energy Transition Bond Co., LLC
0.90%, 04/15/18	809,761	810,962
Citibank Credit Card Issuance Trust
1.32%, 09/07/18	493,000	495,733
1.02%, 02/22/19	2,600,000	2,590,003
5.65%, 09/20/19	3,500,000	3,882,130
Colony American Homes
1.40%, 05/17/31 144A†	572,751	569,060
1.11%, 07/17/31 144A†	844,305	831,758
Conseco Financial Corporation
6.04%, 11/01/29	6,423	6,592
Credit Acceptance Auto Loan Trust
1.50%, 04/15/21 144A	1,410,000	1,413,734
Credit-Based Asset Servicing and Securitization LLC
0.60%, 05/25/35†	278,216	276,774
Crusade ABS Trust
3.62%, 07/12/23(A)†	869,884	712,290
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	539,719	412,754
Dell Equipment Finance Trust
1.36%, 06/22/20 144A	900,000	899,102
Drug Royalty II LP 2
3.08%, 07/15/23 144A†@	285,206	286,859
Dryden XXII Senior Loan Fund
1.40%, 01/15/22 144A†	1,185,000	1,179,387
Dryden XXVIII Senior Loan Fund
1.33%, 08/15/25 144A†	930,000	906,218
1.78%, 08/15/25 144A†	1,175,000	1,124,631
Eagle Creek CLO, Ltd.
1.14%, 02/28/18 144A†	915,000	909,468
Enterprise Fleet Financing LLC
1.14%, 11/20/17 144A	201,316	201,420
FHLMC Structured Pass-Through Securities
0.43%, 08/25/31†	569,249	556,625
Gracechurch Card Funding PLC
0.82%, 02/15/17 144A(E)†	800,000	969,134
Great America Leasing Receivables Funding LLC
1.83%, 06/17/19 144A	200,000	199,288
IFC SBA Loan-Backed Adjustable Rate Certificate
1.25%, 01/15/24 144A†	88,031	88,137
ING IM CLO 2012-1, Ltd.
1.44%, 03/14/22 144A†	1,190,000	1,183,391
Invitation Homes 2013-SFR1 Trust
1.40%, 12/17/30 144A†	776,418	772,647
Invitation Homes 2014-SFR1 Trust
1.16%, 06/17/31 144A†	2,420,000	2,388,058

See Notes to Financial Statements.	93

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Invitation Homes 2014-SFR2 Trust
1.26%, 09/17/31 144A†	$1,500,000	$1,481,367
JP Morgan Mortgage Acquisition Corporation
0.90%, 07/25/35†	231,416	230,325
0.35%, 02/25/36†	468,391	446,904
LA Arena Funding LLC
7.66%, 12/15/26 144A	284,027	315,489
Mayport CLO, Ltd.
0.88%, 02/22/20 144A†	1,430,000	1,407,264
Navient Private Education Loan Trust
0.86%, 09/16/24 144A†	294,551	294,603
Oaktree Enhanced Income Funding, Series III Ltd.
1.43%, 07/20/23 144A†	900,000	896,565
1.88%, 07/20/23 144A†	1,300,000	1,253,504
Octagon Investment Partners XIX, Ltd.
1.75%, 04/15/26 144A†	1,900,000	1,887,422
2.23%, 04/15/26 144A†	905,000	881,339
OHA Intrepid Leveraged Loan Fund, Ltd.
1.15%, 04/20/21 144A†	981,991	980,232
OneMain Financial Issuance Trust
2.47%, 09/18/24 144A	2,605,000	2,615,212
Option One Mortgage Loan Trust
0.43%, 11/25/35†	980,535	967,372
Santander Drive Auto Receivables Trust
3.11%, 05/16/16	259,275	259,806
1.94%, 03/15/18	270,000	271,613
3.01%, 04/16/18	1,305,000	1,323,684
2.70%, 08/15/18	300,000	305,070
1.78%, 11/15/18 144A	1,770,000	1,774,780
1.76%, 01/15/19	1,690,000	1,694,088
3.12%, 10/15/19 144A	1,025,000	1,043,393
2.60%, 11/16/20	1,350,000	1,352,265
Securitized Asset Backed Receivables LLC Trust
0.54%, 10/25/35†	2,800,000	2,665,776
SLM Private Credit Student Loan Trust
0.44%, 06/15/21†	504,602	501,053
0.64%, 03/15/22†	376,794	373,787
SLM Private Education Loan Trust
1.26%, 12/15/21 144A†	127,323	127,722
1.01%, 02/15/22 144A†	899,225	902,979
1.26%, 08/15/23 144A†	655,228	658,818
0.91%, 10/16/23 144A†	262,972	263,647
1.56%, 12/15/23 144A†	890,901	895,567
1.31%, 01/15/26 144A†	1,245,000	1,257,415
2.59%, 01/15/26 144A	555,000	561,861
3.41%, 05/16/44 144A†	2,106,844	2,228,870
Structured Asset Securities Corporation Mortgage Loan Trust
1.66%, 04/25/35†	594,579	573,001
Symphony CLO, Ltd.
1.33%, 01/09/23 144A†	1,675,000	1,663,994

	Par	Value
Trade MAPS 1, Ltd.
0.86%, 12/10/18 144A†	$1,500,000	$1,501,943
Tyron Park CLO, Ltd.
1.35%, 07/15/25 144A†	1,270,000	1,242,611
1.78%, 07/15/25 144A†	1,175,000	1,120,662
Volkswagen Auto Loan Enhanced Trust
0.46%, 01/20/17	2,112,395	2,112,006
World Omni Master Owner Trust
0.51%, 02/15/18 144A†	750,000	750,043

Total Asset-Backed Securities (Cost $91,923,458)		91,145,161

CORPORATE BONDS — 25.8%
AbbVie, Inc.
1.75%, 11/06/17Δ	1,130,000	1,133,235
AES Corporation
3.23%, 06/01/19†	900,000	879,750
Air Lease Corporation
4.50%, 01/15/16Δ	1,700,000	1,751,000
3.38%, 01/15/19Δ	625,000	635,938
Ally Financial, Inc.
8.30%, 02/12/15	300,000	301,875
4.63%, 06/26/15	500,000	504,375
2.75%, 01/30/17Δ	1,400,000	1,399,132
3.25%, 09/29/17Δ	810,000	812,025
American Express Credit Corporation
1.13%, 06/05/17Δ	630,000	628,240
0.79%, 03/18/19†Δ	4,900,000	4,884,604
American Express, Co.
0.82%, 05/22/18†	1,240,000	1,240,994
American Honda Finance Corporation
1.13%, 10/07/16	500,000	502,530
AmeriGas Partners LP
6.25%, 08/20/19Δ	500,000	518,750
Amgen, Inc.
1.25%, 05/22/17Δ	1,210,000	1,201,155
ARC Properties Operating Partnership LP
2.00%, 02/06/17Δ	1,900,000	1,812,647
Ashland, Inc.
3.00%, 03/15/16	240,000	242,400
3.88%, 04/15/18	1,480,000	1,500,350
Astoria Financial Corporation
5.00%, 06/19/17	770,000	813,646
Autodesk, Inc.
1.95%, 12/15/17	350,000	351,337
Aviation Capital Group Corporation
3.88%, 09/27/16 144A	1,900,000	1,948,649
4.63%, 01/31/18 144A	500,000	517,500
Bank of America Corporation
3.75%, 07/12/16	920,000	953,251
6.50%, 08/01/16	1,582,000	1,704,972
3.88%, 03/22/17	130,000	136,091
1.70%, 08/25/17Δ	570,000	570,496
6.40%, 08/28/17	400,000	445,941
6.00%, 09/01/17	850,000	937,836
5.75%, 12/01/17	1,700,000	1,879,593
1.32%, 03/22/18†	1,200,000	1,209,718
6.88%, 04/25/18	800,000	919,554

94	See Notes to Financial Statements.

	Par	Value
1.27%, 01/15/19†	$280,000	$284,257
2.65%, 04/01/19	2,500,000	2,520,848
BB&T Corporation
1.60%, 08/15/17Δ	340,000	340,034
Becton Dickinson and Co.
0.69%, 06/15/16†	3,000,000	3,001,794
1.80%, 12/15/17Δ	700,000	703,083
Boston Scientific Corporation
2.65%, 10/01/18Δ	1,800,000	1,803,712
Burlington Northern Santa Fe LLC
3.40%, 09/01/24	500,000	510,147
Cameron International Corporation
1.40%, 06/15/17Δ	270,000	266,086
Capital One Financial Corporation
1.00%, 11/06/15	920,000	919,314
Capital One NA
1.50%, 09/05/17	690,000	684,886
CareFusion Corporation
1.45%, 05/15/17	1,250,000	1,241,870
Case New Holland Industrial, Inc.
7.88%, 12/01/17	380,000	419,900
Caterpillar Financial Services Corporation
1.25%, 08/18/17	490,000	488,293
CC Holdings GS V LLC
2.38%, 12/15/17	300,000	302,874
Chesapeake Energy Corporation
3.48%, 04/15/19†	3,300,000	3,242,250
CHS/Community Health Systems, Inc.
5.13%, 08/15/18	200,000	207,500
Cisco Systems, Inc.
1.10%, 03/03/17	900,000	900,859
CIT Group, Inc.
4.75%, 02/15/15 144A	1,800,000	1,803,037
4.25%, 08/15/17	1,950,000	1,993,875
Citigroup, Inc.
3.95%, 06/15/16	1,360,000	1,412,273
1.19%, 07/25/16†	3,200,000	3,221,510
4.45%, 01/10/17	450,000	475,917
1.55%, 08/14/17Δ	1,300,000	1,296,827
Citizens Bank NA
1.60%, 12/04/17	900,000	896,666
Compass Bank
1.85%, 09/29/17	500,000	498,197
Computer Sciences Corporation
2.50%, 09/15/15Δ	210,000	211,932
ConAgra Foods, Inc.
1.30%, 01/25/16Δ	240,000	240,021
Continental Airlines 2010-1 Class B Pass Through Trust
6.00%, 07/12/20	442,060	457,533
Cox Communications, Inc.
6.25%, 06/01/18 144A	1,250,000	1,412,512
Daimler Finance North America LLC
1.25%, 01/11/16 144A	530,000	531,576
1.13%, 03/10/17 144A	300,000	298,415
0.57%, 08/01/17 144A†@	200,000	199,563
1.38%, 08/01/17 144A	660,000	657,333

	Par	Value
Delta Air Lines 2010-2 Class B Pass Through Trust
6.75%, 05/23/17	$300,000	$312,000
Digital Realty Trust LP
4.50%, 07/15/15Δ	905,000	913,655
DIRECTV Holdings LLC
3.13%, 02/15/16Δ	320,000	327,353
Discover Bank
2.00%, 02/21/18	1,380,000	1,377,441
DISH DBS Corporation
7.13%, 02/01/16	2,800,000	2,950,500
DTE Energy Co.
2.40%, 12/01/19	100,000	100,132
Enable Midstream Partners LP
2.40%, 05/15/19 144A@	300,000	292,080
Enterprise Products Operating LLC
1.25%, 08/13/15	230,000	230,642
ERAC USA Finance LLC
1.40%, 04/15/16 144A	180,000	180,479
6.38%, 10/15/17 144A	600,000	674,116
Express Scripts Holding Co.
1.25%, 06/02/17	380,000	376,280
Federal Express Corporation 2012 Pass-Through Trust
2.63%, 01/15/18 144A	366,521	371,050
Fidelity National Information Services, Inc.
2.00%, 04/15/18	340,000	338,431
Fifth Third Bancorp
5.45%, 01/15/17	250,000	268,408
Fifth Third Bank
1.15%, 11/18/16	700,000	698,980
Ford Motor Credit Co., LLC
3.98%, 06/15/16	700,000	725,036
8.00%, 12/15/16	1,820,000	2,038,720
3.00%, 06/12/17	560,000	574,901
1.07%, 03/12/19†	4,460,000	4,438,962
Freeport-McMoRan, Inc.
2.15%, 03/01/17Δ	210,000	210,456
2.30%, 11/14/17Δ	840,000	841,587
General Mills, Inc.
1.40%, 10/20/17Δ	720,000	717,432
General Motors Co.
3.50%, 10/02/18Δ	953,000	976,825
General Motors Financial Co., Inc.
2.75%, 05/15/16 144A	863,000	878,642
2.63%, 07/10/17	1,060,000	1,065,239
3.00%, 09/25/17Δ	1,300,000	1,316,289
General Motors Financial Co., Inc.
2.75%, 05/15/16Δ	1,100,000	1,119,937
Glencore Funding LLC
1.59%, 01/15/19 144A†	1,200,000	1,221,457
Goldman Sachs Group, Inc.
1.60%, 11/23/15	640,000	643,492
5.35%, 01/15/16	761,000	794,317
3.63%, 02/07/16Δ	2,874,000	2,949,678
5.75%, 10/01/16Δ	135,000	144,920
5.95%, 01/18/18	2,003,000	2,226,829
1.43%, 04/30/18†	1,250,000	1,265,691
1.33%, 11/15/18†	5,080,000	5,134,600
HCA, Inc.
3.75%, 03/15/19Δ	1,600,000	1,606,000

See Notes to Financial Statements.	95

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Health Care REIT, Inc.
3.63%, 03/15/16	$400,000	$411,807
6.20%, 06/01/16	1,546,000	1,654,095
Healthcare Realty Trust, Inc.
6.50%, 01/17/17	235,000	256,747
Hess Corporation
1.30%, 06/15/17	310,000	305,609
Hewlett-Packard Co.
1.17%, 01/14/19†	520,000	511,604
HSBC Finance Corporation
0.66%, 06/01/16†	400,000	399,266
HSBC USA, Inc.
1.14%, 09/24/18†	800,000	807,742
Huntington National Bank
1.30%, 11/20/16Δ	500,000	498,166
0.66%, 04/24/17†	250,000	249,883
1.38%, 04/24/17	290,000	287,705
Hyundai Capital America
1.63%, 10/02/15 144A	500,000	502,143
3.75%, 04/06/16 144A	190,000	195,405
1.45%, 02/06/17 144A	800,000	797,402
IAC/InterActiveCorp
4.88%, 11/30/18	300,000	306,750
Ingredion, Inc.
3.20%, 11/01/15	200,000	203,387
International Lease Finance Corporation
4.88%, 04/01/15	550,000	555,019
8.63%, 09/15/15	600,000	627,000
5.75%, 05/15/16	1,000,000	1,039,375
6.75%, 09/01/16 144A	1,365,000	1,457,138
3.88%, 04/15/18	795,000	796,491
Interpublic Group of Cos., Inc.
2.25%, 11/15/17	283,000	283,536
IPALCO Enterprises, Inc.
7.25%, 04/01/16 144A	400,000	424,000
Jabil Circuit, Inc.
7.75%, 07/15/16	295,000	317,494
Jackson National Life Global Funding
1.25%, 02/21/17 144A	600,000	597,226
JB Hunt Transport Services, Inc.
3.38%, 09/15/15	550,000	559,534
2.40%, 03/15/19Δ	620,000	620,946
John Deere Capital Corporation
1.05%, 10/11/16	480,000	480,888
1.13%, 06/12/17	840,000	837,256
Johnson Controls, Inc.
1.40%, 11/02/17	130,000	128,908
JPMorgan Chase & Co.
3.45%, 03/01/16	1,249,000	1,282,341
3.15%, 07/05/16	2,252,000	2,315,423
0.68%, 11/18/16†	1,300,000	1,300,082
0.75%, 02/15/17†	3,400,000	3,393,186
1.35%, 02/15/17Δ	1,240,000	1,240,615
2.00%, 08/15/17	1,000,000	1,010,149
1.13%, 01/25/18†Δ	3,110,000	3,136,774
Kinder Morgan, Inc.
7.00%, 06/15/17	351,000	388,732
2.00%, 12/01/17	415,000	412,722
3.05%, 12/01/19Δ	850,000	844,195
4.30%, 06/01/25Δ	100,000	100,255

	Par	Value
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 144A	$2,300,000	$2,504,240
Kroger Co.
2.20%, 01/15/17	500,000	508,200
L-3 Communications Corporation
1.50%, 05/28/17Δ	300,000	297,223
Lehman Escrow Bonds
0.00%, 12/28/17+Ω†#	2,600,000	—
0.00%, 12/31/99Ω†#	600,000	88,500
Lennar Corporation
4.50%, 06/15/19	1,000,000	1,000,000
Liberty Property LP
6.63%, 10/01/17	375,000	420,489
Life Technologies Corporation
3.50%, 01/15/16	800,000	809,886
Manufacturers & Traders Trust Co.
1.25%, 01/30/17	700,000	698,777
1.40%, 07/25/17	780,000	779,345
Masco Corporation
4.80%, 06/15/15	365,000	370,664
6.13%, 10/03/16	500,000	532,750
Maxim Integrated Products, Inc.
2.50%, 11/15/18	1,350,000	1,348,194
McKesson Corporation
1.29%, 03/10/17	300,000	298,627
Medtronic, Inc.
1.50%, 03/15/18 144A	270,000	268,918
2.50%, 03/15/20 144AΔ	2,840,000	2,850,900
Morgan Stanley
5.75%, 10/18/16	5,400,000	5,800,518
4.75%, 03/22/17	1,015,000	1,081,742
1.88%, 01/05/18	510,000	508,502
1.51%, 04/25/18†	1,520,000	1,545,433
2.13%, 04/25/18Δ	234,000	234,322
0.97%, 07/23/19†Δ	940,000	937,277
Motorola Solutions, Inc.
3.50%, 09/01/21Δ	1,900,000	1,902,858
MUFG Union Bank NA
1.00%, 09/26/16†	600,000	603,334
Mylan, Inc.
1.80%, 06/24/16	180,000	181,151
Nabors Industries, Inc.
2.35%, 09/15/16	1,100,000	1,088,498
National Oilwell Varco, Inc.
1.35%, 12/01/17Δ	660,000	651,986
Naviet Corporation
6.25%, 01/25/16	3,000,000	3,127,500
NBCUniversal Enterprise, Inc.
0.92%, 04/15/18 144A†	355,000	358,242
NCUA Guaranteed Notes
1.40%, 06/12/15	1,180,000	1,186,053
NextEra Energy Capital Holdings, Inc.
1.34%, 09/01/15	3,300,000	3,310,484
Nissan Motor Acceptance Corporation
1.00%, 03/15/16 144AΔ	910,000	910,673
1.95%, 09/12/17 144A	520,000	523,720
Northwest Airlines 2002-1 Class G-2 Pass Through Trust
6.26%, 05/20/23	130,670	140,548

96	See Notes to Financial Statements.

	Par	Value
Ohio Power Co.
6.05%, 05/01/18Δ	$1,000,000	$1,130,855
Omnicom Group, Inc.
5.90%, 04/15/16	285,000	301,716
PACCAR Financial Corporation
0.75%, 05/16/16Δ	270,000	270,038
1.10%, 06/06/17Δ	250,000	249,118
0.84%, 12/06/18†	250,000	251,684
Parker Hannifin Corporation
4.13%, 11/11/15(E)	700,000	872,899
Penske Truck Leasing Co. LP
2.50%, 03/15/16 144AΔ	1,650,000	1,673,199
3.38%, 03/15/18 144A	1,115,000	1,150,811
2.50%, 06/15/19 144A	190,000	189,039
Phillips 66
2.95%, 05/01/17Δ	210,000	217,006
Pioneer Natural Resources Co.
5.88%, 07/15/16	1,960,000	2,082,443
6.65%, 03/15/17	900,000	986,501
6.88%, 05/01/18	400,000	448,106
Piper Jaffray Cos.
4.76%, 11/30/15 144A†@	100,000	100,596
Plains All American Pipeline LP
2.60%, 12/15/19	900,000	894,775
Plains Exploration & Production Co.
6.50%, 11/15/20	350,000	379,739
Principal Life Global Funding II
1.00%, 12/11/15 144A	530,000	531,478
Prologis LP
4.50%, 08/15/17	500,000	533,138
Prudential Covered Trust
3.00%, 09/30/15 144A	600,000	608,538
Prudential Financial, Inc.
1.01%, 08/15/18†	500,000	503,467
QVC, Inc.
3.13%, 04/01/19Δ	750,000	749,758
Regions Financial Corporation
2.00%, 05/15/18Δ	550,000	545,043
Rockies Express Pipeline LLC
3.90%, 04/15/15 144AΔ	200,000	199,500
Samsung Electronics America, Inc.
1.75%, 04/10/17 144A	1,150,000	1,154,123
Santander Bank NA
8.75%, 05/30/18	700,000	834,329
SteelRiver Transmission Co., LLC
4.71%, 06/30/17 144A	494,870	515,552
SunTrust Bank
5.20%, 01/17/17	890,000	953,599
1.35%, 02/15/17	1,240,000	1,240,422
Synchrony Financial
1.88%, 08/15/17Δ	750,000	751,918
3.00%, 08/15/19	390,000	394,517
Sysco Corporation
1.45%, 10/02/17	280,000	279,879
Thermo Fisher Scientific, Inc.
3.30%, 02/15/22	1,900,000	1,906,137
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 144A@	1,400,000	1,404,276
T-Mobile USA, Inc.
5.25%, 09/01/18Δ	600,000	624,750

	Par	Value
Toyota Motor Credit Corp
1.13%, 05/16/17	$1,260,000	$1,255,969
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	308,181	343,406
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	496,462	551,073
United Airlines 2014-2 Class B Pass Through Trust
4.63%, 03/03/24	470,000	460,600
UnitedHealth Group, Inc.
1.40%, 10/15/17Δ	210,000	209,937
USG Corporation
8.38%, 10/15/18 144AΔ	100,000	104,950
Ventas Realty LP
1.55%, 09/26/16	414,000	415,836
1.25%, 04/17/17	230,000	227,985
Verizon Communications, Inc.
1.77%, 09/15/16†	5,900,000	6,009,474
1.35%, 06/09/17	840,000	836,611
1.99%, 09/14/18†	570,000	593,475
Vesey Street Investment Trust I
4.40%, 09/01/16 STEP	700,000	734,649
Volkswagen Group of America Finance LLC
1.25%, 05/23/17 144A	1,060,000	1,055,401
1.60%, 11/20/17 144A	470,000	468,608
Walgreens Boots Alliance, Inc.
0.68%, 05/18/16†	400,000	400,124
1.75%, 11/17/17	230,000	230,730
2.70%, 11/18/19	170,000	171,056
WEA Finance LLC
1.75%, 09/15/17 144A	220,000	218,959
2.70%, 09/17/19 144AΔ	260,000	260,209
WellPoint, Inc.
2.38%, 02/15/17Δ	1,060,000	1,080,260
Wells Fargo & Co.
1.15%, 06/02/17Δ	990,000	985,176
1.40%, 09/08/17	600,000	599,748
0.86%, 04/23/18†Δ	270,000	270,662
Whirlpool Corporation
1.65%, 11/01/17	340,000	339,104
Wm. Wrigley Jr. Co.
1.40%, 10/21/16 144A	200,000	200,250
2.00%, 10/20/17 144A	200,000	201,579
WPX Energy, Inc.
5.25%, 01/15/17Δ	780,000	791,700
Xcel Energy, Inc.
0.75%, 05/09/16	410,000	409,403

Total Corporate Bonds (Cost $218,525,661)		218,847,468

FOREIGN BONDS — 13.7%
Australia — 1.4%
Asciano Finance, Ltd.
5.00%, 04/07/18 144A	1,500,000	1,613,805
Australia & New Zealand Banking Group, Ltd.
0.79%, 05/15/18†	1,230,000	1,233,897
Macquarie Bank, Ltd.
2.00%, 08/15/16 144A	1,500,000	1,518,869
5.00%, 02/22/17 144A@	250,000	266,786
0.86%, 10/27/17 144A†	480,000	480,859
1.60%, 10/27/17 144A	860,000	854,932

See Notes to Financial Statements.	97

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Macquarie Group, Ltd.
1.23%, 01/31/17 144A†	$1,240,000	$1,252,321
4.88%, 08/10/17 144A	355,000	379,829
National Australia Bank, Ltd.
1.30%, 06/30/17 144A	1,190,000	1,184,658
Perpetual Trustee- Apollo
3.96%, 10/03/40(A)	621,787	512,181
QBE Insurance Group, Ltd.
6.13%, 09/28/15(U)Δ	250,000	403,516
Virgin Australia 2013-1A Trust
5.00%, 04/23/25 144AΔ	626,510	645,305
Westpac Banking Corporation
1.50%, 12/01/17	1,220,000	1,219,446

		11,566,404

Bermuda — 0.1%
Aircastle, Ltd.
6.75%, 04/15/17Δ	1,000,000	1,072,500

Brazil — 0.2%
Banco do Nordeste do Brasil SA
3.63%, 11/09/15 144A	710,000	710,000
Banco Santander Brasil SA
4.63%, 02/13/17 144A	1,000,000	1,041,300

		1,751,300

Canada — 0.8%
Bell Canada
1.80%, 04/22/16(C)†	1,150,000	990,019
Canadian Natural Resources, Ltd.
1.75%, 01/15/18	480,000	477,526
Glencore Finance Canada, Ltd.
2.70%, 10/25/17 144A	1,290,000	1,305,979
Husky Energy, Inc.
7.25%, 12/15/19	605,000	710,084
Nexen Energy ULC
5.20%, 03/10/15	790,000	795,711
Rogers Communications, Inc.
1.88%, 03/13/17(C)†	550,000	474,447
Shaw Communications, Inc.
1.97%, 02/01/16(C)†	1,000,000	860,940
Thomson Reuters Corporation
0.88%, 05/23/16	600,000	597,095
1.65%, 09/29/17	640,000	636,501
TransAlta Corporation
1.90%, 06/03/17	250,000	249,087

		7,097,389

Cayman Islands — 0.5%
Alibaba Group Holding, Ltd.
1.63%, 11/28/17 144A	400,000	398,468
Baidu, Inc.
2.25%, 11/28/17	440,000	440,917
Hutchison Whampoa International, (12) (II), Ltd.
2.00%, 11/08/17 144A	370,000	371,669
Petrobras International Finance Co.
3.88%, 01/27/16	1,900,000	1,869,220
Seagate HDD Cayman
3.75%, 11/15/18 144A	985,000	1,013,319

	Par	Value
Trafford Centre Finance, Ltd.
0.76%, 07/28/15(U)†	$21,220	$33,043

		4,126,636

Chile — 0.5%
Banco Santander Chile
1.83%, 01/19/16 144A†	2,500,000	2,512,500
Celulosa Arauco y Constitucion SA
5.63%, 04/20/15	1,260,000	1,272,682
Corpbanca SA
3.88%, 09/22/19 144A	500,000	502,322

		4,287,504

Denmark — 0.1%
AP Moeller - Maersk A/S
2.55%, 09/22/19 144A	670,000	672,621

France — 2.3%
Banque Federative du Credit Mutuel SA
1.08%, 10/28/16 144A†	1,200,000	1,208,089
BNP Paribas SA
0.83%, 12/12/16†	500,000	501,196
BPCE SA
1.63%, 02/10/17	440,000	441,575
0.86%, 06/23/17†	856,000	855,954
Credit Agricole SA
1.03%, 04/15/19 144A†	1,260,000	1,271,009
Dexia Credit Local SA
0.61%, 11/07/16 144A†	2,500,000	2,506,640
0.63%, 01/11/17†	9,800,000	9,843,982
Electricite de France
1.15%, 01/20/17 144A	777,000	776,908
Lafarge SA
6.63%, 11/29/18(E)	600,000	849,335
RCI Banque SA
0.98%, 04/07/15(E)†	900,000	1,087,356

		19,342,044

Germany — 0.3%
FMS Wertmanagement AoeR
0.63%, 01/30/17Δ	1,110,000	1,104,793
1.13%, 09/05/17	1,100,000	1,100,082

		2,204,875

Iceland — 0.1%
Iceland Government International Bond
4.88%, 06/16/16	860,000	897,109

Ireland — 0.1%
AerCap Ireland Capital, Ltd.
2.75%, 05/15/17 144AΔ	700,000	686,875

Italy — 0.6%
Enel SpA
4.88%, 02/20/18(E)	1,500,000	2,042,157
Intesa Sanpaolo SpA
1.61%, 04/11/16†	3,300,000	3,305,772

		5,347,929

Japan — 0.8%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.65%, 03/10/17 144A†@	3,000,000	2,986,647

98	See Notes to Financial Statements.

	Par	Value
1.20%, 03/10/17 144A	$620,000	$615,290
1.45%, 09/08/17 144A	750,000	743,546
Japan Finance Organization for Municipalities
1.50%, 09/12/17	200,000	201,133
Mitsubishi UFJ Trust & Banking Corporation
1.60%, 10/16/17 144A	500,000	496,615
Mizuho Bank, Ltd.
1.30%, 04/16/17 144A	490,000	485,766
0.70%, 09/25/17 144AΩ†	300,000	300,428
1.70%, 09/25/17 144A@	1,110,000	1,105,421

		6,934,846

Mexico — 0.3%
Kansas City Southern de Mexico SA de CV
0.93%, 10/28/16†	1,000,000	1,001,066
Petroleos Mexicanos
5.50%, 01/21/21	1,400,000	1,522,500

		2,523,566

Netherlands — 0.4%
ABN AMRO Bank NV
1.03%, 10/28/16 144A†	600,000	604,790
EDP Finance BV
6.00%, 02/02/18 144A	800,000	867,808
GMAC International Finance BV
7.50%, 04/21/15(E)	400,000	491,893
ING Bank NV
0.95%, 10/01/19 144A†@	250,000	250,637
Petrobras Global Finance BV
1.85%, 05/20/16†	300,000	285,000
2.60%, 03/17/17†	1,300,000	1,203,280

		3,703,408

New Zealand — 0.1%
ANZ New Zealand International, Ltd.
1.40%, 04/27/17 144A	660,000	659,058

Norway — 0.0%
Eksportfinans ASA
2.38%, 05/25/16	300,000	301,452

Panama — 0.0%
Carnival Corporation
1.20%, 02/05/16	310,000	309,903

Singapore — 0.1%
DBS Group Holdings, Ltd.
0.73%, 07/16/19 144A†	400,000	400,264

Slovenia — 0.3%
Slovenia Government International Bond
4.70%, 11/01/16 144A(E)	1,700,000	2,203,862
4.75%, 05/10/18	200,000	214,500

		2,418,362

South Korea — 2.9%
Export-Import Bank of Korea
1.09%, 09/17/16†	800,000	803,402
5.38%, 10/04/16 144A	1,300,000	1,395,551
Hana Bank
4.00%, 11/03/16	1,500,000	1,570,845
3.50%, 10/25/17	800,000	833,136

	Par	Value
Hyundai Capital Services, Inc.
4.38%, 07/27/16	$1,657,000	$1,735,108
4.38%, 07/27/16 144A	2,900,000	3,036,700
Industrial Bank of Korea
2.38%, 07/17/17	2,000,000	2,030,680
Korea Development Bank
3.88%, 05/04/17	4,800,000	5,032,752
Korea Exchange Bank
1.75%, 09/27/15	500,000	502,824
Korea Land & Housing Corporation
1.88%, 08/02/17 144A	2,000,000	1,995,186
Korea Western Power Co., Ltd.
2.88%, 10/10/18Δ	3,000,000	3,064,215
KT Corporation
1.75%, 04/22/17 144A	2,000,000	1,996,980
2.63%, 04/22/19@	800,000	805,284

		24,802,663

Spain — 0.2%
Instituto de Credito Oficial
1.13%, 04/01/16 144A	1,300,000	1,295,352

Switzerland — 0.4%
Credit Suisse
1.38%, 05/26/17	1,480,000	1,476,503
3.63%, 09/09/24	500,000	509,240
UBS AG
1.38%, 08/14/17	1,200,000	1,192,952

		3,178,695

United Kingdom — 0.8%
Abbey National Treasury Services PLC
1.65%, 09/29/17	1,150,000	1,147,366
Anglo American Capital PLC
1.18%, 04/15/16 144A†	300,000	300,397
AXIS Specialty Finance PLC
2.65%, 04/01/19	600,000	602,116
Barclays Bank PLC
0.81%, 02/17/17†	890,000	891,196
HSBC Bank PLC
0.87%, 05/15/18 144A†	1,190,000	1,195,740
Jaguar Land Rover Automotive PLC
4.13%, 12/15/18 144A	700,000	707,000
Rofin
1.97%, 08/16/46	430,280	673,914
Standard Chartered PLC
1.50%, 09/08/17 144A	1,320,000	1,318,387

		6,836,116

Virgin Islands (British) — 0.4%
Sinopec Group Overseas Development 2014, Ltd.
1.01%, 04/10/17 144A†	3,000,000	3,005,694
TSMC Global, Ltd.
1.63%, 04/03/18 144A	370,000	363,732

		3,369,426

Total Foreign Bonds (Cost $116,577,342)		115,786,297

See Notes to Financial Statements.	99

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
FOREIGN GOVERNMENT
INFLATION-LINKED BOND — 1.3%
Germany — 0.7%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75%, 04/15/18(E)	$4,100,000	$5,422,594

Italy — 0.6%
Italy Buoni Poliennali Del Tesoro
2.45%, 03/26/16(E)	4,300,000	5,319,534

Total Foreign Government Inflation-Linked Bond (Cost $10,812,797)		10,742,128

LOAN AGREEMENTS — 0.2%
Activision Blizzard, Inc. Term B Loan
3.25%, 10/11/20	720,375	718,574
FMG Resources August 2006 Proprietary, Ltd. Term B Loan
3.75%, 06/30/19	839,375	760,474
H.J. Heinz Co. Term B2 Loan
3.50%,06/05/20	179,570	178,255

Total Loan Agreements (Cost $1,755,824)		1,657,303

MORTGAGE-BACKED SECURITIES — 18.1%
Adjustable Rate Mortgage Trust
3.90%, 03/25/37†	1,724,082	1,320,150
Alternative Loan Trust
6.00%, 10/25/32	7,998	7,802
American Home Mortgage Investment Trust
2.07%, 10/25/34†	356,386	357,177
American Home Mortgage Assets Trust
1.03%, 11/25/46†	905,269	494,855
Arran Residential Mortgages Funding PLC
1.68%, 11/19/47 144A†	924,496	930,769
Banc of America Commercial Mortgage Trust
5.62%, 07/10/46†	291,297	308,406
5.55%, 06/10/49†	610,755	658,386
5.82%, 02/10/51†	1,290,000	1,402,786
Banc of America Mortgage 2003-L Trust
2.70%, 01/25/34†	189,396	185,074
Banc of America Mortgage 2004-I Trust
2.62%, 10/25/34†	305,903	303,977
Banc of America Funding 2006 J Trust
2.80%, 01/20/47†	490,713	390,041
Banc of America Mortgage Trust
6.50%, 10/25/31	57,505	60,328
Bear Stearns Adjustable Rate Mortgage Trust
2.69%, 01/25/34†	261,014	261,425
2.96%, 07/25/34†	382,942	383,430
2.58%, 10/25/34†	83,281	82,168
2.58%, 03/25/35†	600,626	606,730

	Par	Value
Bear Stearns Alt-A Trust
0.91%, 11/25/34†	$206,041	$204,913
Bear Stearns Commercial Mortgage Securities Trust
5.43%, 03/11/39†	1,488,981	1,549,146
5.32%, 02/11/44	1,190,738	1,270,796
5.74%, 06/11/50	279,722	281,200
BLCP Hotel Trust
1.11%, 08/15/29 144A†	2,000,000	2,002,054
CD 2007-CD4 Commercial Mortgage Trust
5.37%, 12/11/49†	395,000	409,636
CDGJ Commercial Mortgage Trust
1.55%, 12/15/27 144A†	790,000	790,260
COBALT CMBS Commercial Mortgage Trust
5.77%, 05/15/46†	1,040,000	1,123,713
COMM 2006-C8 Mortgage Trust
5.31%, 12/10/46	1,128,388	1,195,331
COMM 2010-C1 Mortgage Trust
3.16%, 07/10/46 144A	1,173,074	1,185,411
COMM 2012-CCRE2 Mortgage Trust
2.91%, 08/15/45 IOΩ†	2,026,151	201,311
COMM 2013-CCRE11 Mortgage Trust
3.42%, 10/10/46 IOΩ†	5,962,768	439,265
COMM 2013-CCRE12 Mortgage Trust
2.90%, 10/10/46	2,055,000	2,116,510
COMM 2013-CCRE7 Mortgage Trust
3.01%, 03/10/46 IOΩ†	5,698,359	463,191
COMM 2013-FL3 Mortgage Trust
1.68%, 10/13/28 144A†	1,062,238	1,064,667
COMM 2013-SFS Mortgage Trust
1.87%, 04/12/35 144A	664,267	646,362
COMM 2014-FL5 Mortgage Trust
2.30%, 10/15/31 144A†	670,000	667,711
COMM 2014-KYO Mortgage Trust
1.06%, 06/11/27 144A†	3,400,000	3,394,424
Countrywide Home Loan Mortgage Pass-Through Trust
0.71%, 02/25/35†	159,786	150,735
Credit Suisse Commercial Mortgage Trust
5.47%, 02/15/39†	655,000	681,069
5.62%, 09/15/40†	407,623	427,612
5.97%, 02/15/41†	451,104	449,990
Crusade Global Trust
0.29%, 11/15/37†	1,376,499	1,367,568
CSMC Trust 13-IVR3
1.55%, 05/25/43 144A†	610,414	578,630
CSMC Trust 2013-IVR2
1.55%, 04/25/43 144A†	1,178,710	1,100,269
DBRR 2011-C32 Trust
5.72%, 06/17/49 144A†	1,805,000	1,939,843
Del Coronado Trust 2013-DEL
0.96%, 03/15/26 144A†	530,000	529,116

100	See Notes to Financial Statements.

	Par	Value
Deutsche Alt-B Securities Mortgage Loan Trust
5.87%, 10/25/36 STEP	$435,630	$359,029
5.89%, 10/25/36 STEP	435,630	359,369
Fannie Mae Connecticut Avenue Securities
2.17%, 10/25/23†	1,036,523	1,041,509
1.77%, 01/25/24†	1,092,638	1,090,558
1.12%, 05/25/24†	1,559,911	1,530,572
1.37%, 07/25/24†	2,319,276	2,297,844
Fannie Mae Grantor Trust
3.31%, 02/25/32	63,792	65,097
FDIC 2010-R1 Trust
2.18%, 05/25/50 144A	674,585	677,502
FDIC Guaranteed Notes Trust
0.88%, 12/04/20 144A†	1,569,602	1,579,052
3.25%, 04/25/38 144A	407,927	417,588
0.70%, 02/25/48 144A†	177,037	177,104
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	123,903	131,453
5.00%, 02/01/19	148,391	157,387
5.00%, 12/01/19	281,859	299,077
5.50%, 05/01/22	913,136	981,878
2.48%, 07/01/27†	11,888	12,662
2.38%, 11/01/31†	52,141	55,479
2.38%, 04/01/32†	9,031	9,576
2.16%, 06/01/33†	832,335	881,595
2.38%, 10/01/34†	209,419	223,119
2.25%, 08/01/35†	747,211	798,890
1.85%, 09/01/35†	440,514	460,700
2.13%, 10/01/35†	646,674	687,075
2.16%, 04/01/36†	542,951	574,186
5.50%, 05/01/38	538,982	602,731
5.50%, 02/01/40	174,877	195,514
Federal Home Loan Mortgage Corporation REMIC
4.00%, 08/15/25 STEP	376,587	401,483
4.50%, 09/15/41	900,967	968,672
4.50%, 11/15/41	964,151	1,046,332
Federal National Mortgage Association
0.51%, 01/25/17	1,260,207	1,260,848
5.00%, 07/01/19	65,355	70,013
5.00%, 05/01/21	553,508	594,092
5.00%, 11/01/21	234,413	251,749
2.19%, 12/01/24 CONV†	15,298	15,731
9.00%, 05/01/25	6,566	6,647
9.00%, 07/01/25	15,549	15,738
3.00%, 01/01/26 TBA	3,715,000	3,861,423
3.50%, 01/01/26 TBA	1,940,000	2,049,428
2.50%, 12/01/27	2,682,810	2,737,253
2.34%, 09/01/31†	70,772	75,633
1.46%, 08/01/32†	677,926	707,575
5.50%, 10/01/32	410,177	460,791
2.29%, 12/01/32†	484,150	515,824
2.00%, 04/01/33†	151,499	161,007
1.94%, 06/01/33†	119,255	126,832
2.54%, 06/01/33†	59,353	63,571
2.43%, 10/01/33†	263,536	279,568
2.29%, 12/01/33†	93,738	99,470
2.70%, 03/01/34†	93,752	95,176
1.92%, 09/01/34†	168,034	178,407
1.92%, 09/01/34†	201,076	213,884
1.81%, 10/01/34†	198,659	209,963

	Par	Value
1.99%, 10/01/34†	$251,996	$265,812
2.29%, 02/01/35†	317,886	341,822
2.23%, 09/01/35†	497,571	535,498
2.36%, 12/01/35†	21,174	22,458
5.50%, 01/01/40 TBA	6,000,000	6,711,563
5.50%, 02/01/40 TBA	500,000	558,750
1.32%, 08/01/42†	478,525	492,390
3.64%, 09/01/42†	1,489,646	1,569,983
1.32%, 07/01/44†	317,325	323,946
1.32%, 10/01/44†	229,235	234,609
Federal National Mortgage Association REMIC
4.00%, 11/25/19	72,703	75,597
4.00%, 06/25/26 STEP	651,608	698,100
0.72%, 09/25/41†	3,506,060	3,537,053
FHLMC Multifamily Structured Pass-Through Certificates
1.56%, 05/25/19 IOΩ†	5,248,676	347,258
FHLMC Multifamily VRD Certificates
5.50%, 08/15/51	3,000,000	3,187,500
FHLMC Structured Pass-Through Securities
1.17%, 05/25/43†	776,922	791,949
1.52%, 07/25/44†	1,141,426	1,147,968
First Horizon Alternative Mortgage Securities Trust
2.21%, 06/25/34†	417,262	408,680
GE Capital Commercial Mortgage Corporation
5.48%, 12/10/49†	1,009,871	1,084,238
Giovecca Mortgages SRL
0.68%, 04/23/48(E)†	480,315	580,465
GMAC Commercial Mortgage Securities, Inc.
5.23%, 11/10/45†	1,368,347	1,407,194
Government National Mortgage Association
1.63%, 06/20/17†	3,134	3,241
2.00%, 06/20/21†	3,036	3,206
1.63%, 03/20/22†	168,926	173,595
1.63%, 01/20/23†	27,445	28,874
1.63%, 05/20/24†	51,391	52,875
1.63%, 07/20/25†	67,548	69,515
1.63%, 08/20/25†	17,015	17,578
1.63%, 11/20/25†	56,806	58,616
1.63%, 12/20/26†	75,865	78,454
1.63%, 07/20/27†	1,842	1,911
1.63%, 10/20/27†	30,850	31,932
8.50%, 10/15/29	24,357	25,226
0.76%, 02/16/30†	92,910	93,768
8.50%, 03/15/30	811	814
8.50%, 04/15/30	5,135	5,285
8.50%, 05/15/30	64,962	68,671
1.63%, 05/20/30†	47,674	49,452
8.50%, 07/15/30	52,009	56,584
8.50%, 08/15/30	13,087	14,241
8.50%, 11/15/30	8,352	8,897
8.50%, 12/15/30	29,233	34,189
8.50%, 02/15/31	17,181	18,184
0.47%, 03/20/37†	704,167	705,835
0.47%, 05/20/37†	302,182	302,869
Granite Master Issuer PLC
0.24%, 12/17/54†	548,099	544,206

See Notes to Financial Statements.	101

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
0.25%, 12/17/54†	$139,093	$138,118
0.25%, 12/20/54†	1,310,974	1,301,738
0.31%, 12/20/54 144A†	514,574	511,204
Granite Mortgages 03-3 PLC
0.46%, 01/20/44(E)†	106,425	128,587
Granite Mortgages 04-1 PLC
0.88%, 03/20/44(U)†	257,412	399,197
Granite Mortgages 04-2 PLC
0.88%, 06/20/44(U)†	1,047,557	1,624,561
GreenPoint Mortgage Funding Trust
0.35%, 01/25/37†	706,037	537,532
0.44%, 11/25/45†	192,788	164,081
GS Mortgage Securities Trust
5.80%, 08/10/45†	224,927	244,419
GSR Mortgage Loan Trust
2.58%, 09/25/34†	434,494	421,357
2.67%, 09/25/35†	357,850	359,265
Hilton USA Trust 2013-HLF
1.16%, 11/05/30 144A†	1,202,267	1,200,397
Hilton USA Trust 2013-HLT
4.41%, 11/05/30 144A	825,000	844,041
5.22%, 11/05/30 144A†	975,000	998,994
Holmes Master Issuer PLC
1.78%, 10/15/54 144A†	285,545	285,637
1.88%, 10/15/54 144A†	969,808	973,010
2.31%, 10/15/54(U)†	680,618	1,064,823
Holmes Master Issuer PLC
1.78%, 10/15/54†	399,199	399,329
Impac CMB Trust
0.97%, 03/25/33†	343,661	340,404
IndyMac INDX Mortgage Loan Trust
0.44%, 06/25/37†	451,234	296,678
0.36%, 09/25/46†	787,805	672,012
JP Morgan Chase Commercial Mortgage Securities Trust
1.56%, 11/15/31 144A†	845,000	844,258
5.34%, 08/12/37†	400,364	400,833
5.50%, 10/12/37 144A	1,830,000	1,919,397
5.81%, 06/12/43†	2,952,616	3,104,091
5.70%, 02/12/49†	774,204	837,016
5.85%, 02/15/51†	1,239,603	1,351,250
JP Morgan Mortgage Trust
2.64%, 02/25/35†	104,064	101,884
2.50%, 03/25/43 144A†	490,783	485,218
Lanark Master Issuer PLC
1.63%, 12/22/54 144A†	680,538	686,592
LB-UBS Commercial Mortgage Trust
5.42%, 02/15/40	1,180,160	1,263,777
6.11%, 07/15/40†	455,000	493,244
6.16%, 09/15/45†	1,600,000	1,780,403
Luminent Mortgage Trust
0.34%, 12/25/36†	786,026	628,053
MASTR Adjustable Rate Mortgages Trust
2.48%, 12/25/33†	261,288	258,760
Merrill Lynch Mortgage Investors Trust
2.16%, 12/25/34†	478,292	473,370
2.12%, 02/25/36†	575,049	575,223

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust
2.69%, 08/15/45 IO 144AΩ†	$9,528,960	$786,506
3.15%, 11/15/46 IOΩ†	4,949,741	370,493
Morgan Stanley Capital I Trust
5.41%, 03/15/44	1,090,000	1,160,128
Morgan Stanley Re-REMIC Trust
1.00%, 03/27/51 144A	25,676	25,651
Motel 6 Trust
1.50%, 10/05/25 144A	294,304	294,197
1.95%, 10/05/25 144A	1,695,000	1,692,656
National RMBS Trust
3.74%, 06/20/44(A)†	497,585	414,488
NCUA Guaranteed Notes Trust
1.84%, 10/07/20	56,273	56,612
0.72%, 12/08/20†	2,949,977	2,978,093
0.69%, 03/09/21	1,743,726	1,754,150
Progress 2007-1G Trust
0.37%, 08/19/38 144A†	224,758	222,600
RALI Series 2003-QS1 Trust
0.57%, 01/25/33†	43,844	43,218
RBSSP Resecuritization Trust
4.00%, 12/26/36 144A	471,555	472,179
RCMC LLC
5.62%, 11/15/44 144A	278,931	286,907
RFMSI Series 2003-S9 Trust
6.50%, 03/25/32	15,483	16,055
Selkirk No. 1, Ltd.
1.33%, 02/20/41 144A	2,164,214	2,145,431
Sequoia Mortgage Trust
2.87%, 01/25/42†	566,955	568,851
3.50%, 04/25/42†	537,341	545,808
1.45%, 02/25/43†	720,427	684,734
1.55%, 04/25/43†	777,689	725,531
SMHL Global Fund
0.24%, 06/12/40(E)†	261,564	316,438
Springleaf Mortgage Loan Trust
2.22%, 10/25/57 144A†	283,562	287,364
1.27%, 06/25/58 144A†	851,620	848,039
1.57%, 12/25/59 144A†	381,860	381,578
1.78%, 12/25/65 144A†	455,890	455,091
STRIPs 2012-1, Ltd.
1.50%, 12/25/44 144A	318,416	318,416
Structured Adjustable Rate Mortgage Loan Trust
2.45%, 08/25/34†	672,692	649,847
0.47%, 09/25/34†	138,543	122,874
Structured Agency Credit Risk Debt Notes
1.61%, 11/25/23†	760,506	755,853
Structured Asset Mortgage Investments II Trust
2.16%, 10/19/34†	156,342	129,219
0.41%, 07/19/35†	130,788	119,086
0.45%, 02/25/36†	651,762	522,299
Talisman-6 Finance PLC
0.26%, 10/22/16(E)†	536,521	633,800
TBW Mortgage Backed Trust
6.01%, 07/25/37 STEP	409,743	307,235
TORRENS Series 2013-1 Trust
3.57%, 04/12/44(A)†	2,111,765	1,726,821

102	See Notes to Financial Statements.

	Par	Value
UBS-Barclays Commercial Mortgage Trust
2.24%, 05/10/63 IO 144AΩ†	$6,406,083	$508,220
Wachovia Bank Commercial Mortgage Trust
5.42%, 01/15/45†	1,108,032	1,136,660
5.72%, 06/15/49†	1,088,407	1,169,879
Washington Mutual Mortgage Pass-Through Certificates
2.39%, 08/25/33†	477,414	490,794
2.18%, 02/25/37†	544,362	452,162
2.62%, 05/25/37†	554,600	452,882
2.12%, 07/25/37†	1,569,895	1,330,984
1.51%, 06/25/42†	20,617	19,877
0.48%, 01/25/45†	696,011	643,018
1.09%, 06/25/46†	1,191,746	1,083,145
0.85%, 01/25/47†	660,639	542,218
0.95%, 05/25/47 IO†	391,386	33,991
Wells Fargo Mortgage-Backed Securities 2004-EE Trust
2.61%, 12/25/34†	458,427	461,090
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust
2.59%, 08/25/33†	85,932	87,583
WFRBS Commercial Mortgage Trust
2.70%, 08/15/45 IO 144AΩ†	3,611,686	371,482
2.71%, 11/15/45 IO 144AΩ†	6,134,894	687,519

Total Mortgage-Backed Securities (Cost $156,903,196)		153,287,249

MUNICIPAL BONDS — 1.4%
California Earthquake Authority, Revenue Bond
1.82%, 07/01/17	480,000	479,813
2.81%, 07/01/19	1,300,000	1,301,989
Energy Northwest, Revenue Bond
1.79%, 07/01/18	400,000	405,236
Florida Hurricane Catastrophe Fund Finance Corporation, Series A, Revenue Bond
1.30%, 07/01/16	720,000	724,953
North Texas Higher Education Authority, Inc. Taxable Student Loan, Revenue Bond, Series 1
1.34%, 04/01/40†	304,993	308,607
State of Texas, General Obligation, Series C-2
0.56%, 06/01/19†	3,300,000	3,314,784
University of California, Revenue Bond
0.66%, 07/01/41†	1,000,000	1,001,910
University of California, Revenue Bond, Series Y-1
0.66%, 07/01/41†	1,100,000	1,102,101
University of Massachusetts Building Authority, Revenue Bond, Series 4
1.31%, 11/01/17	3,000,000	3,008,370

Total Municipal Bonds (Cost $11,606,443)		11,647,763

	Notional Amount	Value
PURCHASED OPTION — 0.1%
Put Swaptions — 0.1%
3-Month LIBOR, Strike Price 3.21%, Expires
01/20/18 (GSC)
(Cost $647,815)	$44,600,000	$537,274

	Par
U.S. TREASURY OBLIGATIONS — 23.1%
U.S. Treasury Inflationary Index Bonds
0.63%, 07/15/21	6,400,000	6,835,958

U.S. Treasury Notes
0.38%, 03/15/15	100,000	100,070
0.38%, 06/30/15‡‡	140,000	140,197
0.38%, 01/31/16Δ	1,000,000	1,000,547
0.25%, 05/15/16Δ	4,860,000	4,850,129
0.38%, 05/31/16Δ	28,000,000	27,984,684
0.50%, 07/31/16Δ	7,705,000	7,709,215
0.50%, 08/31/16Δ	18,890,000	18,884,106
0.50%, 09/30/16	7,000,000	6,992,342
0.38%, 10/31/16	8,030,000	7,997,382
0.63%, 12/31/16	24,000,000	23,970,000
0.75%, 01/15/17	12,065,000	12,074,423
0.63%, 02/15/17	3,180,000	3,172,298
0.88%, 04/30/17	25,500,000	25,531,875
0.88%, 05/15/17	7,500,000	7,504,688
0.88%, 07/15/17	10,005,000	9,994,055
0.88%, 08/15/17	6,630,000	6,614,459
1.00%, 09/15/17Δ	550,000	550,344
1.00%, 12/15/17Δ	14,920,000	14,886,191
1.38%, 06/30/18Δ	750,000	751,523
1.63%, 08/31/19Δ	2,000,000	2,002,344
2.00%, 08/31/21	3,900,000	3,912,188
2.38%, 08/15/24	2,100,000	2,139,047

		188,762,107

Total U.S. Treasury Obligations (Cost $195,487,147)		195,598,065

	Shares
MONEY MARKET FUNDS — 14.8%
GuideStone Money Market Fund (Investor Class)¥	51,769,099	51,769,099
Northern Institutional Liquid Assets Portfolio§	73,502,584	73,502,584

Total Money Market Funds (Cost $125,271,683)		125,271,683

TOTAL INVESTMENTS—110.0% (Cost $935,674,224)		930,674,189

See Notes to Financial Statements.	103

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
WRITTEN OPTIONS — (0.1)%
Call Swaption — 0.0%
3-Month LIBOR, Strike Price 3.00%, Expires 07/21/15 (JPM)	$(46,200,000)	$(238,914)

Put Swaption — (0.1)%
3-Month LIBOR, Strike Price 2.80%, Expires 01/20/18 (GSC)	(44,600,000)	(471,083)

Total Written Options (Premiums received $(716,294))		(709,997)

	Par	Value
TBA SALE COMMITMENTS — (0.4)%
Federal Home Loan Mortgage Corporation
5.50%, 01/01/39 TBA (Proceeds $(3,360,937))	$(3,000,000)	$(3,351,328)

Liabilities in Excess of Other Assets — (9.5)%		(80,273,762)

NET ASSETS — 100.0%		$846,339,102

104	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2014:

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
Barclays Bank PLC,
1.551% due 10/27/15	0.31%	1.00%	12/20/17	GSC	EUR	1,200,000	$30,191	$(28,996)	$59,187
LaFarge SA,
5.375% due 11/29/18	0.59%	1.00%	06/20/19	CITI	EUR	100,000	2,216	(532)	2,748
Wendel SA,
4.88% due 5/26/16	0.86%	1.00%	09/20/19	CITI	EUR	300,000	2,483	(1,302)	3,785
Volvo Treasury AB,
1.00% due 12/20/19	0.75%	1.00%	12/20/19	BAR	EUR	300,000	4,545	(369)	4,914

							$39,435	$(31,199)	$70,634

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
CMBX.NA.AAA.4 Index	(0.35)%	02/17/51	GSC	USD	5,520,767	$24,251	$736,639	$(712,388)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
CMBX.NA.AAA.1 Index	0.00%	1.00%	10/12/52	GSC	USD	5,408,785	$(10,222)	$(18,386)	$8,164
CMBX.NA.AAA.1 Index	0.00%	1.00%	10/12/52	CS	USD	348,954	(659)	(1,116)	457

							$(10,881)	$(19,502)	$8,621

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil CETIP Interbank Deposit	8.27%	01/02/15	MSCS	BRL	2,500,000	$(21,533)	$(3,096)	$(18,437)
Brazil CETIP Interbank Deposit	8.56%	01/02/15	UBS	BRL	2,200,000	(15,213)	57	(15,270)
Brazil CETIP Interbank Deposit	8.08%	01/02/15	HSBC	BRL	1,200,000	(10,056)	2,119	(12,175)
Brazil CETIP Interbank Deposit	8.43%	01/02/15	DEUT	BRL	1,000,000	(4,924)	5,741	(10,665)
Brazil CETIP Interbank Deposit	7.92%	01/02/15	BAR	BRL	600,000	(6,376)	(42)	(6,334)
Brazil CETIP Interbank Deposit	9.93%	01/02/15	UBS	BRL	400,000	3,582	66	3,516
Brazil CETIP Interbank Deposit	8.83%	01/02/15	HSBC	BRL	200,000	(264)	338	(602)
U.S. Federal Funds Rate	0.69%	12/22/16	CME	USD	196,320,000	86,433	—	86,433
6-Month BBR BBSW Index	5.50%	12/15/17	BAR	AUD	1,500,000	105,494	(3,039)	108,533
6-Month BBR BBSW Index	5.50%	12/15/17	DEUT	AUD	1,000,000	70,332	(1,802)	72,134

						$207,475	$342	$207,133

Total Swap agreements outstanding at December 31, 2014						$260,280	$686,280	$(426,000)

See Notes to Financial Statements.	105

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$6,153,798	$—	$6,153,798	$—
Asset-Backed Securities	91,145,161	—	65,689,424	25,455,737
Corporate Bonds	218,847,468	—	215,396,254	3,451,214
Foreign Bonds:
Australia	11,566,404	—	10,408,918	1,157,486
Bermuda	1,072,500	—	1,072,500	—
Brazil	1,751,300	—	1,751,300	—
Canada	7,097,389	—	7,097,389	—
Cayman Islands	4,126,636	—	4,126,636	—
Chile	4,287,504	—	4,287,504	—
Denmark	672,621	—	672,621	—
France	19,342,044	—	19,342,044	—
Germany	2,204,875	—	2,204,875	—
Iceland	897,109	—	897,109	—
Ireland	686,875	—	686,875	—
Italy	5,347,929	—	5,347,929	—
Japan	6,934,846	—	6,934,846	—
Mexico	2,523,566	—	2,523,566	—
Netherlands	3,703,408	—	3,703,408	—
New Zealand	659,058	—	659,058	—
Norway	301,452	—	301,452	—
Panama	309,903	—	309,903	—
Singapore	400,264	—	400,264	—
Slovenia	2,418,362	—	2,418,362	—
South Korea	24,802,663	—	24,802,663	—
Spain	1,295,352	—	1,295,352	—
Switzerland	3,178,695	—	3,178,695	—
United Kingdom	6,836,116	—	6,836,116	—
Virgin Islands (British)	3,369,426	—	3,369,426	—
Foreign Government Inflation-Linked Bond	10,742,128	—	10,742,128	—
Loan Agreements	1,657,303	—	1,657,303	—
Money Market Funds	125,271,683	125,271,683	—	—
Mortgage-Backed Securities	153,287,249	—	139,488,366	13,798,883
Municipal Bonds	11,647,763	—	11,647,763	—
Purchased Option	537,274	—	537,274	—
U.S. Treasury Obligations	195,598,065	—	195,598,065	—

Total Assets - Investments in Securities	$930,674,189	$125,271,683	$761,539,186	$43,863,320

Other Financial Instruments***
Forward Foreign Currency Contracts	$825,903	$—	$825,903	$—
Swap Agreements	260,280	—	260,280	—

Total Assets - Other Financial Instruments	$1,086,183	$—	$1,086,183	$—

106	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(3,351,328)	$—	$(3,351,328)	$—
Written Options	(709,997)	—	(709,997)	—

Total Liabilities - Investments in Securities	$(4,061,325)	$—	$(4,061,325)	$—

Other Financial Instruments***
Futures Contracts	$(718,490)	$(718,490)	$—	$—

Total Liabilities - Other Financial Instruments	$(718,490)	$(718,490)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no securities transferred between Level 1 and Level 2 during the year ended December 31, 2014.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds and mortgage-backed securities are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities	Written Option
Balance, 12/31/13	$20,265,191	$3,881,837	$3,442,534	$1,544,292	$11,548,393	$(151,865)
Accrued discounts/premiums	(36,273)	4,176	(33,115)	(56)	(7,278)	—
Realized gain (loss)(1)	(97,950)	7,881	(27,067)	(44,474)	(72,059)	37,769
Change in unrealized appreciation (depreciation)(2)	(62,391)	(13,485)	(22,642)	(3,321)	(178,139)	155,196
Purchases	17,688,532	13,803,162	470,000	—	3,415,370	—
Sales	(1,080,619)	(107,551)	—	(265,465)	(666,503)	(41,100)
Transfers in to Level 3(3)	17,446,056	11,400,827	—	—	6,045,229	—
Transfers out of Level 3(4)	(5,934,468)	(2,482,174)	—	—	(3,452,294)	—
Maturities	—	—	—	—	—	—
Paydowns	(4,324,758)	(1,038,936)	(378,496)	(73,490)	(2,833,836)	—

Balance, 12/31/14	$43,863,320	$25,455,737	$3,451,214	$1,157,486	$13,798,883	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)

Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers in to Level 3 represent the value of a security at December 31, 2014 that was transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2014 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.	107

Medium-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to seven years. The Investor Class of the Fund slightly underperformed its benchmark index, the Barclays U.S. Aggregate Bond Index, for the one-year period ended December 31, 2014 (5.82% versus 5.97%).

The Fund outpaced its benchmark index for each of the first three quarters of the year, then below benchmark returns in the fourth quarter led to a very slight relative underperformance for the calendar year 2014. During the first three quarters, the Fund’s benchmark-relative performance was positively impacted by the Fund’s relative yield advantage and exposure to spread sectors (such as corporates and mortgaged-backed securities). The Fund’s relative performance was negatively impacted during the fourth quarter due to spread widening and a shorter-than-benchmark duration position during a declining interest rate environment. During the year, the Fund remained diversified across multiple spread sectors to take advantage of the relative yield advantage of these sectors compared to U.S. Treasuries. Other sectors, such as high yield bonds, non-U.S. bonds and emerging market bonds, were also utilized on a tactical basis in an effort to add relative value.

Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts, options on U.S. Treasuries and Euro-futures were used for the common purposes of managing duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a slight negative impact on performance. In an effort to better manage credit risk and to express views on credit from a synthetic perspective, credit default swaps were utilized on a very modest basis. Such strategies were additive to the Fund’s relative performance during an environment of spread compression. Currency forward contracts were utilized to hedge foreign currency risk and to express active currency views. These currency strategies resulted in a positive impact to the Fund’s performance. Through the process of implementing interest rate views and emerging markets strategies during the year, interest rate and total return swaps were used and resulted in mixed results.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Medium-Duration Bond Fund (Unaudited)

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Treasury Obligations	36.6
Mortgage-Backed Securities	27.1
Money Market Funds	23.7
Corporate Bonds	17.5
Foreign Bonds	10.7
Repurchase Agreements	3.4
Asset-Backed Securities	2.3
Agency Obligations	2.0
Municipal Bonds	0.8
Loan Agreements	0.4
Foreign Government Inflation-Linked Note	0.2
Preferred Stocks	0.1
Purchased Options	—
Written Options	—
Security Sold Short	(1.0)
TBA Sale Commitment	(0.1)

123.7

Medium-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	6.03%	5.82%	5.97%
Five Year	5.42%	5.26%	4.45%
Ten Year	5.30%	5.16%	4.71%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.54%	0.79%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Barclays U.S. Aggregate Bond Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Par	Value
AGENCY OBLIGATIONS — 2.0%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$443,720
Federal Home Loan Bank
0.01%, 03/25/15	1,900,000	1,899,913
0.88%, 05/24/17Δ	20,000	19,970
3.00%, 09/10/21Δ	800,000	839,610
3.38%, 12/08/23	200,000	213,591
Federal Home Loan Mortgage Corporation
0.08%, 02/03/15	200,000	199,991
2.38%, 01/13/22Δ	1,300,000	1,314,230
Federal National Mortgage Association
0.08%, 03/03/15	100,000	99,997
0.08%, 03/18/15	500,000	499,979
0.10%, 05/01/15	4,300,000	4,298,848
0.00%, 10/09/19Ω	3,350,000	3,015,435
2.63%, 09/06/24	1,000,000	1,012,721
6.25%, 05/15/29	500,000	697,706
6.63%, 11/15/30	1,170,000	1,740,154
Tennessee Valley Authority
3.88%, 02/15/21Δ	1,000,000	1,102,822
5.25%, 09/15/39	230,000	293,913
4.63%, 09/15/60	200,000	228,382

Total Agency Obligations (Cost $17,437,186)		17,920,982

ASSET-BACKED SECURITIES — 2.3%
Access Group, Inc.
1.53%, 10/27/25†	873,041	880,307
Asset-Backed Securities Corporation Home Equity Loan Trust
0.72%, 09/25/34†	54,226	54,223
Avis Budget Rental Car Funding AESOP LLC
1.92%, 09/20/19 144A	160,000	158,333
2.97%, 02/20/20 144A	160,000	164,040
2.46%, 07/20/20 144A	150,000	150,468
2.50%, 02/20/21 144A	550,000	549,971
Bayview Financial Mortgage Pass-Through Trust
0.84%, 02/28/44†	122,414	121,594
Bear Stearns Asset-Backed Securities Trust
6.00%, 10/25/36	1,638,246	1,330,151
6.50%, 10/25/36	2,624,756	2,176,224
CWHEQ Revolving Home Equity Loan Trust
0.40%, 12/15/35†	316,756	289,821
0.30%, 07/15/36†	527,129	446,137
Edsouth Indenture No. 7 LLC
0.77%, 02/25/36 144A†	1,667,467	1,642,960
Education Funding Capital Trust
2.04%, 06/15/43Ω†	700,000	680,124
EMC Mortgage Loan Trust
0.72%, 11/25/41 144A†	28,437	28,256
Financial Asset Securities Corporation AAA Trust
0.58%, 02/27/35 144A†	945,043	685,084
GMACM Home Equity Loan Trust
6.78%, 09/25/37†	134,321	140,411
7.00%, 09/25/37†	73,715	73,849

	Par	Value
Hertz Vehicle Financing LLC
1.83%, 08/25/19 144A	$210,000	$207,220
JGWPT XXXIII LLC
3.50%, 06/15/77 144A	449,494	449,301
Mississippi Higher Education Assistance Corporation
0.85%, 10/25/35†	944,579	944,647
Nelnet Education Loan Funding, Inc.
1.17%, 02/25/39†	800,000	773,378
Panhandle-Plains Higher Education Authority, Inc.
1.37%, 10/01/35†	516,089	524,019
Park Place Securities, Inc.
0.73%, 01/25/36†	100,000	93,623
Provident Home Equity Loan Trust
0.71%, 08/25/31†	82,311	55,522
RAMP Series 2004-RZ1 Trust
0.65%, 03/25/34†	313,517	311,060
RAMP Series 2006-NC1 Trust
0.36%, 01/25/36†	690,403	687,802
Salomon Brothers Mortgage Securities VII, Inc.
0.65%, 03/25/28†	9,821	9,704
Saxon Asset Securities Trust
0.95%, 03/25/35†	964,983	875,532
SLM Private Education Loan Trust
3.41%, 05/16/44 144A†	877,852	928,696
SLM Student Loan EDC Repackaging Trust
3.50%, 10/28/29+ 144A	410,263	406,201
SLM Student Loan Trust
1.73%, 04/25/23†	3,781,166	3,883,474
0.99%, 12/15/25 144A†	400,000	398,993
0.98%, 10/25/28†	400,000	364,824
SpringCastle America Funding LLC
2.70%, 05/25/23 144A	453,945	453,849
Structured Asset Investment Loan Trust
1.01%, 08/25/34†	349,081	342,880

Total Asset-Backed Securities (Cost $21,883,584)		21,282,678

CORPORATE BONDS — 17.5%
21st Century Fox America, Inc.
3.70%, 09/15/24 144AΔ	725,000	747,236
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	43,490
AbbVie, Inc.
1.75%, 11/06/17	340,000	340,973
2.90%, 11/06/22	120,000	118,349
Access Midstream Partners LP
5.88%, 04/15/21Δ	330,000	345,675
4.88%, 05/15/23	60,000	61,200
AES Corporation
4.88%, 05/15/23Δ	80,000	79,800
Alcoa, Inc.
5.13%, 10/01/24Δ	300,000	318,530
Amazon.com, Inc.
3.30%, 12/05/21	525,000	532,989
4.95%, 12/05/44	910,000	943,721

See Notes to Financial Statements.	111

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	$525,000	$525,020
American Express Co.
6.80%, 09/01/66†	1,215,000	1,275,750
American Honda Finance Corporation
1.00%, 08/11/15 144A	480,000	481,860
American International Group, Inc.
6.40%, 12/15/20	59,000	70,445
4.50%, 07/16/44	100,000	106,092
6.25%, 03/15/87	380,000	426,722
American Tower Corporation REIT
3.40%, 02/15/19Δ	200,000	203,758
Amgen, Inc.
3.63%, 05/22/24	150,000	152,761
Anadarko Petroleum Corporation
6.38%, 09/15/17	10,000	11,125
6.45%, 09/15/36	250,000	301,366
Antero Resources Finance Corporation
5.38%, 11/01/21Δ	100,000	97,125
ARC Properties Operating Partnership LP
3.00%, 02/06/19Δ	500,000	463,530
Arch Coal, Inc.
7.25%, 06/15/21Δ	500,000	148,125
Arizona Public Service Co.
8.75%, 03/01/19	525,000	660,949
AT&T, Inc.
2.95%, 05/15/16Δ	425,000	435,876
4.45%, 05/15/21Δ	80,000	86,072
3.88%, 08/15/21	400,000	419,132
3.00%, 02/15/22Δ	170,000	167,065
3.90%, 03/11/24Δ	180,000	185,336
4.35%, 06/15/45Δ	100,000	94,662
Atwood Oceanics, Inc.
6.50%, 02/01/20	30,000	27,600
Avon Products, Inc.
4.60%, 03/15/20Δ	525,000	479,062
Baker Hughes, Inc.
7.50%, 11/15/18Δ	710,000	848,211
Ball Corporation
5.00%, 03/15/22Δ	300,000	310,500
Bank of America Corporation
6.05%, 05/16/16Δ	275,000	291,301
3.88%, 03/22/17	130,000	136,091
5.70%, 05/02/17	1,100,000	1,189,758
5.75%, 12/01/17	1,890,000	2,089,665
5.65%, 05/01/18Δ	700,000	778,275
2.60%, 01/15/19	320,000	322,672
5.63%, 07/01/20	50,000	56,998
5.88%, 01/05/21	150,000	174,144
5.00%, 05/13/21	320,000	357,564
3.30%, 01/11/23	120,000	120,135
4.13%, 01/22/24Δ	450,000	473,105
4.00%, 04/01/24	4,845,000	5,050,578
4.20%, 08/26/24	390,000	397,773
5.00%, 01/21/44	660,000	742,053
4.88%, 04/01/44	370,000	410,430
6.25%, 09/29/49†	300,000	298,031

	Par	Value
6.50%, 04/23/55†Δ	$150,000	$153,060
Barclays PLC
4.38%, 09/11/24	350,000	337,845
Barrick North America Finance LLC
4.40%, 05/30/21	570,000	576,356
Bear Stearns Cos. LLC
6.40%, 10/02/17Δ	1,200,000	1,344,748
Becton Dickinson and Co.
2.68%, 12/15/19Δ	400,000	405,728
Berkshire Hathaway Energy Co.
6.50%, 09/15/37	70,000	91,919
Berkshire Hathaway, Inc.
3.20%, 02/11/15Δ	280,000	280,808
BNP Paribas SA
4.25%, 10/15/24	230,000	232,830
Boeing Capital Corporation
4.70%, 10/27/19Δ	230,000	256,303
Boeing Co.
4.88%, 02/15/20Δ	50,000	56,428
6.63%, 02/15/38Δ	210,000	296,192
Calpine Corporation
7.88%, 01/15/23 144A	542,000	600,265
Catholic Health Initiatives
4.35%, 11/01/42	40,000	39,869
CBRE Services, Inc.
5.25%, 03/15/25	400,000	409,000
CCO Holdings LLC
7.00%, 01/15/19	200,000	208,000
Chesapeake Energy Corporation
3.48%, 04/15/19†	3,200,000	3,144,000
6.13%, 02/15/21Δ	220,000	232,100
5.75%, 03/15/23	70,000	72,450
Chrysler Group LLC
8.00%, 06/15/19Δ	300,000	316,875
CHS/Community Health Systems, Inc.
8.00%, 11/15/19	100,000	107,000
Chubb Corporation
6.38%, 03/29/67†Δ	375,000	403,894
Cigna Corporation
2.75%, 11/15/16Δ	225,000	231,150
CIT Group, Inc.
4.25%, 08/15/17	1,100,000	1,124,750
Citigroup, Inc.
6.01%, 01/15/15	101,000	101,144
5.50%, 02/15/17Δ	1,160,000	1,247,607
6.13%, 11/21/17Δ	1,205,000	1,344,572
3.38%, 03/01/23	175,000	176,878
3.50%, 05/15/23Δ	260,000	253,379
3.88%, 10/25/23	1,100,000	1,145,474
5.50%, 09/13/25	290,000	321,544
6.63%, 06/15/32	50,000	62,462
6.68%, 09/13/43	10,000	12,978
5.35%, 04/29/49†	180,000	166,950
5.95%, 07/29/49†	170,000	167,662
6.30%, 12/29/49†	225,000	222,187
5.80%, 12/31/55†Δ	1,700,000	1,704,250
Clean Harbors, Inc.
5.25%, 08/01/20	195,000	196,950
Cliffs Natural Resources, Inc.
5.70%, 01/15/18Δ	200,000	131,000
4.80%, 10/01/20Δ	50,000	27,500

112	See Notes to Financial Statements.

	Par	Value
Comcast Corporation
5.70%, 05/15/18Δ	$1,250,000	$1,408,659
6.95%, 08/15/37	70,000	98,948
6.55%, 07/01/39Δ	30,000	41,115
6.40%, 03/01/40	120,000	162,926
Compass Bank
2.75%, 09/29/19Δ	375,000	375,366
5.50%, 04/01/20	300,000	327,932
Concho Resources, Inc.
5.50%, 10/01/22Δ	170,000	172,550
5.50%, 04/01/23Δ	70,000	70,679
ConocoPhillips Co.
3.35%, 11/15/24Δ	175,000	177,172
4.15%, 11/15/34Δ	175,000	180,164
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	293,801
Continental Airlines 1998-1 Class A Pass Through Trust
6.65%, 03/15/19	133,082	137,899
Continental Resources, Inc.
3.80%, 06/01/24Δ	10,000	8,963
Cox Communications, Inc.
6.95%, 06/01/38 144A	10,000	12,638
Crown Castle International Corporation REIT
5.25%, 01/15/23	525,000	538,125
CVS Health Corporation
4.13%, 05/15/21	250,000	271,458
2.75%, 12/01/22Δ	500,000	487,848
4.00%, 12/05/23	400,000	424,086
CVS Pass-Through Trust
6.94%, 01/10/30	737,723	896,035
Daimler Finance North America LLC
1.30%, 07/31/15 144A	640,000	642,703
DaVita HealthCare Partners, Inc.
5.13%, 07/15/24Δ	230,000	235,031
DDR Corporation REIT
4.63%, 07/15/22	400,000	427,664
Delta Air Lines 2007-1 Class A Pass Through Trust
6.82%, 02/10/24	314,521	364,844
Devon Energy Corporation
3.25%, 05/15/22Δ	90,000	88,556
5.60%, 07/15/41	190,000	211,825
Devon Financing Corporation LLC
7.88%, 09/30/31	60,000	82,062
DIRECTV Holdings LLC
3.80%, 03/15/22	550,000	560,430
4.45%, 04/01/24	500,000	524,144
3.95%, 01/15/25	650,000	656,464
DISH DBS Corporation
5.88%, 07/15/22Δ	360,000	369,900
5.88%, 11/15/24 144AΔ	170,000	171,275
Dynegy Finance I, Inc.
6.75%, 11/01/19 144A	1,100,000	1,120,625
Eastman Chemical Co.
3.80%, 03/15/25	425,000	433,534
Eaton Corporation
1.50%, 11/02/17Δ	120,000	119,387
2.75%, 11/02/22	710,000	698,720
4.15%, 11/02/42	200,000	199,317

	Par	Value
Ecolab, Inc.
3.00%, 12/08/16	$275,000	$284,076
4.35%, 12/08/21	100,000	109,123
5.50%, 12/08/41	175,000	211,452
Education Realty Operating Partnership LP
4.60%, 12/01/24	625,000	641,226
Enterprise Products Operating LLC
5.70%, 02/15/42Δ	60,000	69,643
8.38%, 08/01/66†	475,000	510,220
7.03%, 01/15/68†	475,000	521,373
ERP Operating LP REIT
4.63%, 12/15/21	250,000	273,898
4.50%, 07/01/44	550,000	575,561
Exelon Corporation
5.63%, 06/15/35	415,000	486,743
Express Scripts Holding Co.
2.65%, 02/15/17	250,000	255,754
First Data Corporation
6.75%, 11/01/20 144A	490,000	524,300
First Niagara Financial Group, Inc.
6.75%, 03/19/20Δ	250,000	278,076
FirstEnergy Corporation
2.75%, 03/15/18Δ	120,000	121,019
4.25%, 03/15/23Δ	490,000	506,461
7.38%, 11/15/31Δ	770,000	934,384
Florida Power & Light Co.
3.80%, 12/15/42	525,000	532,199
Ford Motor Co.
4.75%, 01/15/43Δ	100,000	105,929
Ford Motor Credit Co., LLC
8.00%, 12/15/16Δ	1,300,000	1,456,229
5.00%, 05/15/18	225,000	244,663
5.88%, 08/02/21	575,000	666,652
Freeport-McMoRan, Inc.
3.10%, 03/15/20Δ	190,000	185,039
3.55%, 03/01/22	20,000	18,920
5.40%, 11/14/34	500,000	488,915
Fresenius Medical Care US Finance, Inc.
6.88%, 07/15/17	250,000	273,125
GE Capital Trust
6.38%, 11/15/67†Δ	321,000	346,537
General Electric Capital Corporation
1.63%, 07/02/15	810,000	815,190
8.50%, 04/06/18(M)	1,000,000	75,167
6.00%, 08/07/19	1,050,000	1,222,577
4.38%, 09/16/20	690,000	756,671
4.65%, 10/17/21Δ	140,000	158,030
3.15%, 09/07/22Δ	800,000	816,197
5.88%, 01/14/38	150,000	190,197
General Electric Co.
0.85%, 10/09/15	210,000	210,577
4.50%, 03/11/44	100,000	110,385
General Motors Co.
6.25%, 10/02/43	50,000	59,980
General Motors Financial Co., Inc.
2.75%, 05/15/16Δ	90,000	91,631
3.25%, 05/15/18Δ	320,000	321,200
3.50%, 07/10/19	325,000	332,209
4.25%, 05/15/23Δ	80,000	81,791

See Notes to Financial Statements.	113

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Gilead Sciences, Inc.
3.70%, 04/01/24	$340,000	$357,285
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	380,000	428,411
Glencore Funding LLC
2.50%, 01/15/19 144AΔ	400,000	394,244
Goldman Sachs Capital II
4.00%, 12/29/49†	60,000	44,400
Goldman Sachs Group, Inc.
5.95%, 01/18/18	1,000,000	1,111,747
1.33%, 11/15/18†Δ	3,800,000	3,840,842
6.00%, 06/15/20	540,000	624,991
5.25%, 07/27/21Δ	560,000	632,583
4.00%, 03/03/24Δ	900,000	935,408
3.85%, 07/08/24Δ	150,000	154,019
6.75%, 10/01/37	40,000	50,392
6.25%, 02/01/41	550,000	697,764
HCA Holdings, Inc.
7.75%, 05/15/21	75,000	80,062
HCA, Inc.
6.50%, 02/15/16	686,000	717,727
7.69%, 06/15/25	250,000	282,500
HCP, Inc. REIT
6.00%, 01/30/17	300,000	327,500
2.63%, 02/01/20Δ	300,000	297,234
HD Supply, Inc.
5.25%, 12/15/21 144A	200,000	204,000
Hess Corporation
8.13%, 02/15/19	110,000	130,994
Hewlett-Packard Co.
3.00%, 09/15/16	300,000	308,160
2.60%, 09/15/17	300,000	305,830
2.75%, 01/14/19Δ	375,000	375,835
HJ Heinz Co.
4.25%, 10/15/20	90,000	91,125
HSBC Holdings PLC
6.38%, 09/17/54†	1,450,000	1,466,312
Humana, Inc.
7.20%, 06/15/18Δ	480,000	561,166
3.15%, 12/01/22	70,000	68,183
4.63%, 12/01/42	60,000	61,072
Hyundai Capital America
2.13%, 10/02/17 144A	130,000	130,720
ILFC E-Capital Trust
6.25%, 12/21/65 144A†	280,000	270,200
International Lease Finance Corporation
6.75%, 09/01/16 144AΔ	990,000	1,056,825
7.13%, 09/01/18 144A	1,975,000	2,216,938
8.63%, 01/15/22	250,000	310,938
John Deere Capital Corporation
2.25%, 04/17/19Δ	160,000	161,592
1.70%, 01/15/20Δ	80,000	78,064
JPMorgan Chase & Co.
5.15%, 10/01/15	960,000	986,872
0.78%, 04/25/18†	3,000,000	2,995,563
4.40%, 07/22/20	980,000	1,063,085
4.35%, 08/15/21Δ	70,000	76,177
4.50%, 01/24/22Δ	700,000	765,388
3.38%, 05/01/23Δ	210,000	207,980
3.63%, 05/13/24Δ	1,680,000	1,721,694
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	355,083
7.88%, 09/15/31	280,000	383,783

	Par	Value
Kimberly-Clark Corporation
3.70%, 06/01/43Δ	$500,000	$487,900
Kinder Morgan, Inc.
7.00%, 06/15/17Δ	710,000	786,325
5.00%, 02/15/21 144A	675,000	703,150
Kraft Foods Group, Inc.
5.38%, 02/10/20Δ	223,000	253,371
3.50%, 06/06/22	320,000	328,442
Kroger Co.
6.15%, 01/15/20	360,000	416,535
Lehman Escrow Bonds
6.50%, 07/19/17+Ω†#	150,000	—
6.75%, 12/28/17+Ω#	3,340,000	—
5.87%, 11/30/49+Ω†#	2,330,000	—
5.26%, 12/31/99Ω#	2,300,000	339,250
6.25%, 12/31/99Ω†#	200,000	29,500
Level 3 Financing, Inc.
9.38%, 04/01/19Δ	50,000	53,000
Liberty Property LP REIT
4.75%, 10/01/20Δ	575,000	620,402
Lloyds Banking Group PLC
4.50%, 11/04/24	240,000	242,672
M&T Bank Corporation
6.88%, 12/29/49	750,000	770,625
Macquarie Bank, Ltd.
6.63%, 04/07/21 144A	375,000	433,465
MarkWest Energy Partners LP
6.25%, 06/15/22	170,000	176,800
MDC Holdings, Inc.
5.63%, 02/01/20Δ	325,000	340,437
5.50%, 01/15/24	250,000	243,125
6.00%, 01/15/43	225,000	187,875
Medtronic, Inc.
2.50%, 03/15/20 144AΔ	125,000	125,480
4.45%, 03/15/20Δ	300,000	329,532
3.15%, 03/15/22 144A	300,000	304,289
3.50%, 03/15/25 144AΔ	2,230,000	2,286,100
MetLife Capital Trust
7.88%, 12/15/67 144A	300,000	384,750
MetLife, Inc.
4.75%, 02/08/21Δ	270,000	302,185
6.40%, 12/15/66	50,000	56,000
Mondelez International, Inc.
5.38%, 02/10/20Δ	367,000	416,208
4.00%, 02/01/24	450,000	471,695
Morgan Stanley
0.68%, 10/18/16†	340,000	339,130
4.75%, 03/22/17	60,000	63,945
6.63%, 04/01/18	700,000	797,914
3.88%, 04/29/24	275,000	282,710
3.70%, 10/23/24	1,475,000	1,498,149
Navient LLC
8.45%, 06/15/18	300,000	335,250
NBCUniversal Media LLC
2.88%, 01/15/23	750,000	750,592
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	316,080
Nielsen Finance LLC
4.50%, 10/01/20Δ	300,000	303,000
Noble Energy, Inc.
4.15%, 12/15/21	620,000	633,163
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40 144A	500,000	648,639

114	See Notes to Financial Statements.

	Par	Value
Occidental Petroleum Corporation
3.13%, 02/15/22Δ	$100,000	$98,998
2.70%, 02/15/23	20,000	19,044
Oracle Corporation
1.20%, 10/15/17Δ	470,000	468,519
Pacific Gas & Electric Co.
8.25%, 10/15/18	130,000	156,564
6.05%, 03/01/34	250,000	319,254
5.80%, 03/01/37Δ	210,000	258,111
Penske Truck Leasing Co. LP
2.88%, 07/17/18 144A	575,000	585,152
PepsiCo, Inc.
0.70%, 08/13/15	520,000	521,057
7.90%, 11/01/18Δ	140,000	170,468
Plains Exploration & Production Co.
6.50%, 11/15/20	46,000	49,909
6.88%, 02/15/23	62,000	69,130
PNC Preferred Funding Trust II
1.46%, 03/29/49 144A†Δ	600,000	567,000
Principal Life Global Funding II
2.38%, 09/11/19 144A@	2,900,000	2,903,204
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,781,550
Progress Energy, Inc.
7.75%, 03/01/31Δ	350,000	508,180
Puget Sound Energy, Inc.
6.97%, 06/01/67†	200,000	205,870
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	98,000	98,991
QEP Resources, Inc.
5.25%, 05/01/23Δ	80,000	75,200
Range Resources Corporation
5.00%, 03/15/23Δ	310,000	311,550
Raytheon Co.
3.13%, 10/15/20Δ	200,000	206,832
Regency Energy Partners LP
4.50%, 11/01/23	310,000	285,975
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	771,254
Roche Holdings, Inc.
6.00%, 03/01/19 144A	148,000	171,098
3.35%, 09/30/24 144A@	1,700,000	1,753,202
Rock-Tenn Co.
3.50%, 03/01/20	150,000	152,396
4.00%, 03/01/23	30,000	30,614
Roper Industries, Inc.
2.05%, 10/01/18	375,000	372,237
Sally Holdings LLC
6.88%, 11/15/19	100,000	106,750
Santander Holdings USA, Inc.
3.00%, 09/24/15	300,000	303,650
Senior Housing Properties Trust REIT
3.25%, 05/01/19	250,000	251,794
SESI LLC
7.13%, 12/15/21Δ	80,000	77,200
Southern Copper Corporation
5.25%, 11/08/42	760,000	682,743
Southern Natural Gas Co. LLC
8.00%, 03/01/32Δ	400,000	519,554

	Par	Value
Springleaf Finance Corporation
5.40%, 12/01/15Δ	$100,000	$102,750
Sprint Capital Corporation
8.75%, 03/15/32	120,000	116,700
Sprint Communications, Inc.
9.00%, 11/15/18 144AΔ	80,000	91,192
Sprint Corporation
7.25%, 09/15/21	40,000	39,850
State Street Corporation
4.96%, 03/15/18	530,000	574,442
SunTrust Banks, Inc.
3.60%, 04/15/16	300,000	309,516
Synchrony Financial
3.00%, 08/15/19	375,000	379,343
Sysco Corporation
3.50%, 10/02/24	850,000	876,426
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	540,000	740,091
4.90%, 09/15/44 144AΔ	360,000	402,808
Tennessee Gas Pipeline Co. LLC
7.50%, 04/01/17	250,000	279,455
Thermo Fisher Scientific, Inc.
3.60%, 08/15/21Δ	160,000	165,470
5.30%, 02/01/44	30,000	34,591
Time Warner Cable, Inc.
4.13%, 02/15/21	300,000	321,492
7.30%, 07/01/38Δ	600,000	830,003
5.88%, 11/15/40Δ	280,000	335,056
5.50%, 09/01/41	225,000	262,406
Time Warner, Inc.
4.70%, 01/15/21Δ	10,000	10,960
7.70%, 05/01/32	610,000	864,171
6.10%, 07/15/40	140,000	171,096
6.25%, 03/29/41Δ	40,000	49,846
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	586,912
Toyota Motor Credit Corporation
1.25%, 10/05/17	520,000	518,797
Transatlantic Holdings, Inc.
8.00%, 11/30/39	200,000	288,964
Tyson Foods, Inc.
5.15%, 08/15/44Δ	60,000	67,658
United Airline 1995 Pass Through Trust
9.56%, 10/19/18	107,870	24,271
United Airline 2009-2A Pass Through Trust
9.75%, 07/15/18	91,738	101,829
United Technologies Corporation
4.50%, 06/01/42	250,000	273,302
UnitedHealth Group, Inc.
1.63%, 03/15/19Δ	170,000	167,742
Univision Communications, Inc.
6.75%, 09/15/22 144A	334,000	359,050
Verizon Communications, Inc.
1.77%, 09/15/16†	1,200,000	1,222,266
1.99%, 09/14/18†	400,000	416,474
6.35%, 04/01/19	90,000	104,387
2.63%, 02/21/20 144A	1,056,000	1,045,170

See Notes to Financial Statements.	115

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.50%, 09/15/20	$975,000	$1,059,414
3.45%, 03/15/21Δ	130,000	132,976
2.45%, 11/01/22	10,000	9,399
5.15%, 09/15/23	1,470,000	1,624,371
4.15%, 03/15/24Δ	1,675,000	1,735,340
3.50%, 11/01/24Δ	140,000	137,833
6.40%, 09/15/33	459,000	566,380
6.55%, 09/15/43	1,379,000	1,769,291
4.86%, 08/21/46 144A	495,000	509,721
Voya Financial, Inc.
2.90%, 02/15/18	60,000	61,471
Wachovia Capital Trust
5.57%, 03/29/49†Δ	580,000	562,890
Walgreen Co.
1.80%, 09/15/17Δ	300,000	300,344
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	425,000	427,639
3.80%, 11/18/24	325,000	332,133
Waste Management, Inc.
3.50%, 05/15/24	150,000	152,180
7.38%, 05/15/29Δ	140,000	190,345
WEA Finance LLC
3.75%, 09/17/24 144A	400,000	406,728
WellPoint, Inc.
1.25%, 09/10/15	110,000	110,464
5.88%, 06/15/17	720,000	791,839
Wells Fargo & Co.
3.68%, 06/15/16 STEP	290,000	300,923
4.60%, 04/01/21	70,000	77,993
3.45%, 02/13/23Δ	200,000	202,913
4.48%, 01/16/24Δ	2,196,000	2,345,750
5.38%, 11/02/43	190,000	217,004
4.65%, 11/04/44	90,000	93,246
Wells Fargo Capital X
5.95%, 12/01/86	200,000	204,500
West Corporation
5.38%, 07/15/22 144A	200,000	191,500
Williams Cos., Inc.
7.50%, 01/15/31	10,000	10,636
7.75%, 06/15/31Δ	25,000	26,837
8.75%, 03/15/32	451,000	527,594
Williams Partners LP
3.90%, 01/15/25Δ	500,000	481,521
Wm. Wrigley Jr. Co.
2.40%, 10/21/18 144AΔ	60,000	60,476
2.90%, 10/21/19 144A	230,000	233,230
3.38%, 10/21/20 144A	70,000	71,643
Ymobile Corporation
8.25%, 04/01/18 144A	200,000	210,500

Total Corporate Bonds (Cost $151,960,048)		158,971,884

FOREIGN BONDS — 10.7%
Australia — 0.4%
Australia & New Zealand Banking Group, Ltd.
4.50%, 03/19/24 144A	275,000	281,252
BHP Billiton Finance (USA), Ltd.
3.25%, 11/21/21Δ	920,000	951,605
5.00%, 09/30/43	220,000	250,376
Commonwealth Bank of Australia
1.25%, 09/18/15	320,000	321,511

	Par	Value
5.00%, 10/15/19 144A	$50,000	$55,883
FMG Resources August 2006 Proprietary, Ltd.
8.25%, 11/01/19 144AΔ	390,000	356,362
6.88%, 04/01/22 144AΔ	200,000	167,250
Macquarie Bank, Ltd.
2.60%, 06/24/19 144A	50,000	50,472
Rio Tinto Finance USA, Ltd.
2.50%, 05/20/16Δ	30,000	30,576
3.50%, 11/02/20Δ	760,000	789,588
3.75%, 09/20/21	10,000	10,293

		3,265,168

Austria — 0.1%
Sappi Papier Holding GmbH
7.75%, 07/15/17 144AΔ	225,000	241,875
8.38%, 06/15/19 144A	300,000	322,500

		564,375

Bermuda — 0.1%
Arch Capital Group, Ltd.
7.35%, 05/01/34Δ	175,000	243,674
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	150,000	155,525
Weatherford International, Ltd.
9.63%, 03/01/19	265,000	314,587

		713,786

Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/17(B)	3,249,000	1,167,277
Brazilian Government International Bond
4.25%, 01/07/25	460,000	460,575

		1,627,852

Canada — 0.4%
Bank of Nova Scotia
1.65%, 10/29/15 144A	300,000	302,664
Barrick Gold Corporation
3.85%, 04/01/22Δ	130,000	125,300
4.10%, 05/01/23Δ	230,000	224,225
Canadian Imperial Bank of Commerce
2.60%, 07/02/15 144A	400,000	404,130
Glencore Finance Canada, Ltd.
2.05%, 10/23/15 144A	390,000	392,615
5.80%, 11/15/16 144A	80,000	85,617
2.70%, 10/25/17 144A	360,000	364,459
Nexen Energy ULC
6.40%, 05/15/37	165,000	206,183
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20	110,000	122,400
PTTEP Canada International Finance, Ltd.
5.69%, 04/05/21 144A	320,000	356,650
Rogers Communications, Inc.
6.75%, 03/15/15	10,000	10,117
TransCanada PipeLines, Ltd.
6.35%, 05/15/67†	400,000	389,000

116	See Notes to Financial Statements.

	Par	Value
Videotron, Ltd.
5.00%, 07/15/22Δ	$300,000	$306,750

		3,290,110

Cayman Islands — 0.4%
Brazil Minas SPE
5.33%, 02/15/28	470,000	466,475
Petrobras International Finance Co.
6.13%, 10/06/16Δ	271,000	272,520
5.75%, 01/20/20	235,000	227,530
5.38%, 01/27/21Δ	1,230,000	1,145,831
Shelf Drilling Holdings, Ltd.
8.63%, 11/01/18 144A	70,000	58,100
Transocean, Inc.
5.05%, 12/15/16Δ	130,000	130,682
6.50%, 11/15/20Δ	275,000	259,625
6.38%, 12/15/21Δ	20,000	18,474
Vale Overseas, Ltd.
4.38%, 01/11/22Δ	932,000	897,991
8.25%, 01/17/34Δ	80,000	96,539
6.88%, 11/21/36	511,000	541,246

		4,115,013

Chile — 0.0%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22Δ	240,000	247,398
Chile Government International Bond
3.63%, 10/30/42	160,000	146,000

		393,398

Colombia — 0.2%
Colombia Government International Bond
4.00%, 02/26/24	394,000	403,850
5.63%, 02/26/44Δ	710,000	798,750
Ecopetrol SA
5.88%, 05/28/45	290,000	269,700

		1,472,300

Costa Rica — 0.0%
Costa Rica Government International Bond
7.00%, 04/04/44	200,000	196,500

Dominican Republic — 0.0%
Dominican Republic International Bond
14.50%, 02/10/23(V)	2,600,000	64,861
7.45%, 04/30/44 144A	320,000	351,491

		416,352

France — 0.9%
BNP Paribas SA
2.38%, 09/14/17	270,000	274,797
BPCE SA
4.63%, 07/11/24 144AΔ	700,000	680,888
4.50%, 03/15/25 144A	1,300,000	1,272,830
Credit Agricole SA
8.38%, 10/29/49 144A†Δ	720,000	833,400
7.88%, 12/31/99 144A†	1,600,000	1,633,054
Dexia Credit Local SA
0.61%, 11/07/16 144A†	3,200,000	3,208,499

		7,903,468

	Par	Value
Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#Δ	$1,000,000	$10
7.45%, 03/29/49+ 144A#	100,000	1
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	350,000	3

		14

Indonesia — 0.1%
Indonesia Government International Bond
4.88%, 05/05/21Δ	770,000	817,163
7.75%, 01/17/38	100,000	131,375

		948,538

Israel — 0.3%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,479,990
5.50%, 12/04/23Δ	200,000	247,140
5.50%, 04/26/24	500,000	621,068

		2,348,198

Italy — 0.7%
Intesa Sanpaolo SpA
3.63%, 08/12/15 144A	290,000	293,961
2.38%, 01/13/17	400,000	403,699
3.88%, 01/16/18	1,200,000	1,250,276
5.02%, 06/26/24 144A	975,000	948,009
Italy Buoni Poliennali Del Tesoro
4.75%, 08/01/23(E)	2,400,000	3,609,831

		6,505,776

Japan — 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/15 144A	330,000	330,553
Resona Bank, Ltd.
5.85%, 09/29/49 144A†	250,000	262,187
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	330,000	334,407
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 144A	550,000	570,544

		1,497,691

Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	230,000	251,211

Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	1,200,000	1,219,993

Luxembourg — 0.1%
Intelsat Jackson Holdings SA
7.50%, 04/01/21	500,000	536,875

Mexico — 2.0%
America Movil SAB de CV
5.63%, 11/15/17Δ	370,000	407,152
6.00%, 06/09/19(M)	3,030,000	205,679
5.00%, 03/30/20Δ	240,000	265,858
Mexican Bonos
8.00%, 06/11/20(M)	3,840,600	294,292

See Notes to Financial Statements.	117

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.50%, 06/10/21(M)	$ 1,625,000	$ 116,222
6.50%, 06/09/22(M)	22,995,700	1,638,087
8.00%, 12/07/23(M)	1,761,600	137,462
10.00%, 12/05/24(M)	8,540,000	759,603
7.50%, 06/03/27(M)	1,334,300	101,150
8.50%, 05/31/29(M)	964,000	79,116
7.75%, 11/13/42(M)	45,505,200	3,559,558
Mexico Cetes
0.00%, 01/15/15(M)Ω†	41,188,800	278,848
0.00%, 02/19/15(M)Ω†	18,173,800	122,720
0.00%, 02/26/15(M)Ω†	24,203,500	163,351
0.00%, 03/05/15(M)Ω†	43,808,000	295,508
0.00%, 03/12/15(M)Ω†	165,385,900	1,114,642
0.00%, 03/19/15(M)Ω†	258,025,100	1,737,738
0.00%, 03/26/15+(M)Ω†	31,360,100	211,133
0.00%, 04/01/15(M)Ω	148,060,000	996,085
Mexico Government International Bond
6.05%, 01/11/40	134,000	164,552
4.75%, 03/08/44Δ	1,578,000	1,652,955
5.55%, 01/21/45	1,210,000	1,409,650
Petroleos Mexicanos
3.50%, 07/18/18Δ	90,000	91,350
6.00%, 03/05/20Δ	72,000	81,180
5.50%, 01/21/21	570,000	619,875
6.63%, 06/15/35	159,000	184,440
5.50%, 06/27/44 144AΔ	170,000	174,250
6.38%, 01/23/45	770,000	875,875
Trust F/1401 REIT
5.25%, 12/15/24 144A	200,000	206,520

		17,944,851

Netherlands — 0.7%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.63%, 12/01/23Δ	400,000	425,062
11.00%, 12/29/49 144A†	487,000	627,987
Deutsche Telekom International Finance BV
5.75%, 03/23/16	510,000	538,718
ING Bank NV
5.80%, 09/25/23 144A	340,000	377,808
4.13%, 11/21/23†	600,000	610,515
Petrobras Global Finance BV
2.60%, 03/17/17†	2,400,000	2,221,440
4.88%, 03/17/20	320,000	300,163
6.25%, 03/17/24Δ	430,000	410,237
Royal Bank of Scotland NV
4.65%, 06/04/18Δ	130,000	135,187
Shell International Finance BV
4.38%, 03/25/20Δ	320,000	351,065

		5,998,182

New Zealand — 0.1%
ANZ New Zealand International, Ltd.
1.85%, 10/15/15 144A	220,000	222,154
New Zealand Government Bond
3.00%, 04/15/20(Z)	1,270,000	963,170

		1,185,324

Norway — 0.0%
Kommunalbanken AS
1.00%, 09/26/17 144AΔ	500,000	496,914

	Par	Value
Poland — 0.1%
Poland Government International Bond
4.00%, 01/22/24	$980,000	$1,044,925

Russia — 0.1%
Russian Foreign Bond
7.50%, 03/31/30 STEPΔ	877,045	911,688
7.50%, 03/31/30 STEP 144A	176,850	183,836

		1,095,524

Singapore — 0.0%
Temasek Financial I, Ltd.
2.38%, 01/23/23 144A	330,000	322,191

South Africa — 0.1%
South Africa Government International Bond
5.88%, 09/16/25Δ	860,000	971,155

South Korea — 0.4%
Hyundai Capital Services, Inc.
4.38%, 07/27/16 144A	3,400,000	3,560,269

Spain — 0.1%
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	300,000	300,414
3.78%, 10/07/15 144A	100,000	102,137
Telefonica Emisiones SA Unipersonal
6.42%, 06/20/16	90,000	96,311
6.22%, 07/03/17	20,000	22,155
5.88%, 07/15/19Δ	70,000	79,745

		600,762

Supranational — 0.0%
Inter-American Development Bank
1.00%, 02/27/18	400,000	389,428

Sweden — 0.2%
Nordea Bank AB
4.88%, 05/13/21 144A	640,000	694,307
Stadshypotek AB
1.88%, 10/02/19 144AΔ	900,000	889,962

		1,584,269

Switzerland — 0.4%
Credit Suisse
0.54%, 03/11/16†	1,700,000	1,699,822
1.38%, 05/26/17Δ	1,500,000	1,496,455
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	247,550
Credit Suisse Group AG
7.50%, 12/29/49 144A†	525,000	547,312

		3,991,139

Turkey — 0.2%
Turkey Government International Bond
7.00%, 03/11/19	230,000	263,062
5.63%, 03/30/21	160,000	176,600
6.25%, 09/26/22Δ	1,020,000	1,166,625
5.75%, 03/22/24	410,000	460,225

		2,066,512

118	See Notes to Financial Statements.

	Par	Value
United Kingdom — 1.3%
Aire Valley Mortgages PLC
0.38%, 09/20/66(E)†	$422,972	$496,731
Bank of Scotland PLC
5.25%, 02/21/17 144A	100,000	108,650
Barclays Bank PLC
6.05%, 12/04/17 144A	230,000	253,320
2.50%, 02/20/19	300,000	304,283
Barclays PLC
6.50%, 12/15/55(E)†	800,000	949,650
BP Capital Markets PLC
3.88%, 03/10/15	310,000	311,895
3.56%, 11/01/21	30,000	30,697
GlaxoSmithKline Capital PLC
2.85%, 05/08/22Δ	350,000	350,595
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	222,943
HSBC Holdings PLC
4.25%, 03/14/24	240,000	250,214
Lloyds Bank PLC
2.30%, 11/27/18	275,000	277,855
12.00%, 12/29/49 144A†	1,600,000	2,288,000
NRAM Covered Bond LLP
5.63%, 06/22/17 144A	1,400,000	1,537,564
Paragon Mortgages No. 15 PLC
0.32%, 12/15/39(E)†	1,220,666	1,376,189
Royal Bank of Scotland PLC
9.50%, 03/16/22†	175,000	199,247
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	560,000	565,705
6.40%, 10/21/19	160,000	186,034
6.13%, 12/15/22	180,000	196,223
6.00%, 12/19/23	410,000	444,558
5.13%, 05/28/24	280,000	285,342
7.64%, 03/29/49†	200,000	211,000
Standard Chartered PLC
5.70%, 03/26/44 144A	680,000	710,302

		11,556,997

Virgin Islands (British) — 0.8%
Gerdau Trade, Inc.
5.75%, 01/30/21 144AΔ	3,000,000	3,061,500
Sinopec Group Overseas Development 2012, Ltd.
2.75%, 05/17/17 144A	230,000	234,354
Sinopec Group Overseas Development 2014, Ltd.
1.01%, 04/10/17 144A†	3,200,000	3,206,074
4.38%, 04/10/24 144AΔ	750,000	789,708

		7,291,636

Total Foreign Bonds (Cost $98,152,610)		97,366,696

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.2%
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 08/15/50+(B) (Cost $1,684,056)	2,072,000	1,903,946

	Par	Value
LOAN AGREEMENTS — 0.4%
Avago Technologies Cayman, Ltd. Term B Loan
3.75%, 05/06/21	$3,184,000	$3,169,417
Burger King Term B Loan
4.50%, 09/25/21	800,000	796,568

Total Loan Agreements (Cost $3,961,683)		3,965,985

MORTGAGE-BACKED SECURITIES — 27.1%
Aire Valley Mortgages PLC
0.47%, 09/20/66 144A†	130,930	126,114
0.49%, 09/20/66 144A†	313,367	302,931
0.59%, 09/20/66†	425,732	414,212
Alternative Loan Trust
5.50%, 10/25/33	74,483	75,968
0.49%, 11/20/35†	1,405,973	1,128,715
0.44%, 01/25/36†	412,443	366,542
0.36%, 09/25/46†	856,005	718,329
American Home Mortgage Assets Trust
1.03%, 11/25/46†	1,041,487	569,317
American Home Mortgage Investment Trust
1.83%, 09/25/45†	1,625,069	1,563,467
Banc of America Commercial Mortgage Trust
5.45%, 09/10/47	40,000	41,910
5.62%, 04/10/49†	75,000	81,038
Banc of America Mortgage 2004-F Trust
2.53%, 07/25/34†	142,705	144,207
Banc of America Re-REMIC Trust
5.65%, 02/17/51+ 144A†	91,874	96,735
Bayview Commercial Asset Trust
0.54%, 01/25/35 144A†	666,637	614,850
Bear Stearns Adjustable Rate Mortgage Trust
2.35%, 02/25/33†	13,380	12,820
2.63%, 05/25/34†	54,418	51,923
2.58%, 03/25/35†	588,113	594,090
Bear Stearns ALT-A Trust
2.55%, 05/25/35†	405,655	400,353
Bear Stearns Commercial Mortgage Securities Trust
5.60%, 06/11/50	829,868	904,617
Bear Stearns Structured Products, Inc. Trust
2.59%, 01/26/36†	1,049,708	857,831
Berica 8 Residential MBS SRL
0.38%, 03/31/48(E)†	178,677	212,433
Berica ABS SRL
0.38%, 12/31/55(E)†	1,158,850	1,393,011
CHL Mortgage Pass-Through Trust
2.56%, 02/19/34†	674,446	670,023
Citigroup Commercial Mortgage Trust
0.00%, 05/10/47 IOΩ†	3,102,673	280,249
6.06%, 12/10/49†	613,939	675,771

See Notes to Financial Statements.	119

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
COBALT CMBS Commercial Mortgage Trust
5.53%, 04/15/47†	$ 60,000	$ 64,436
COMM 2013-CCRE12 Mortgage Trust
4.05%, 10/10/46	90,000	97,033
4.30%, 10/10/46	100,000	106,925
4.76%, 10/10/46†	40,000	43,704
5.09%, 10/10/46†	20,000	21,622
COMM 2013-CCRE13 Mortgage Trust
0.00%, 12/10/23 IOΩ†	3,317,889	192,335
COMM 2014-CCRE19 Mortgage Trust
4.72%, 08/10/47†	218,000	228,255
COMM 2014-SAVA Mortgage Trust
3.26%, 06/15/34 144A†	400,000	400,253
Commercial Mortgage Pass-Through Certificates
2.82%, 10/15/45	30,000	30,026
Commercial Mortgage Trust
5.82%, 07/10/38†	177,000	186,547
Credit Suisse Commercial Mortgage Trust
5.61%, 01/15/49†	203,000	217,326
Credit Suisse First Boston Mortgage Securities Corporation
0.00%, 07/25/33 IOΩ†	90,181	363
0.00%, 08/25/33 IOΩ†	87,719	—
Credit Suisse Mortgage Trust
4.19%, 09/15/37+ 144A	300,000	313,805
4.37%, 09/15/37+ 144A	310,000	300,254
1.12%, 09/15/38 144A†	300,000	300,420
EQTY 2014-INNS Mortgage Trust
2.51%, 05/08/31 144A†	300,000	298,775
Federal Home Loan Mortgage Corporation
7.00%, 04/01/15	685	686
8.50%, 06/01/18	1,251	1,315
4.50%, 09/01/18	4,635	4,872
8.00%, 08/01/24	1,644	1,868
4.00%, 10/01/25	476,188	508,424
5.50%, 02/01/27	73,141	81,697
7.50%, 11/01/29	5,730	7,004
7.50%, 12/01/29	7,928	9,259
7.50%, 02/01/31	17,496	19,585
2.36%, 07/01/31†	23,973	24,858
7.50%, 11/01/31	9,152	9,245
2.48%, 04/01/32†	2,296	2,411
3.50%, 08/01/33	1,830,365	1,934,878
5.00%, 08/01/33	10,780	11,938
5.00%, 09/01/33	2,141	2,371
5.00%, 10/01/33	6,943	7,690
2.48%, 03/01/34†	3,369	3,608
5.00%, 12/01/34	178,016	196,960
5.50%, 05/01/35	417,853	469,223
5.00%, 07/01/35	9,709	10,756
5.00%, 11/01/35	356,170	392,859
5.50%, 11/01/35	69,570	78,330
5.00%, 12/01/35	26,124	29,070
5.50%, 01/01/36	42,376	47,544
6.00%, 02/01/36	585,607	661,771

	Par	Value
2.83%, 01/01/37†	$ 641,215	$ 694,957
5.00%, 02/01/37	39,863	43,942
5.50%, 07/01/37	86,147	96,897
1.74%, 09/01/37†	58,416	61,620
5.50%, 04/01/38	21,621	24,187
7.00%, 02/01/39	259,637	295,631
7.00%, 03/01/39	48,894	54,158
5.50%, 04/01/39	519,980	584,542
4.50%, 06/01/39	234,171	253,748
6.50%, 09/01/39	88,708	102,389
4.50%, 08/01/40	190,214	206,421
5.50%, 08/01/40	453,889	507,844
5.00%, 06/01/41	7,733	8,564
3.50%, 10/01/42	178,454	186,248
4.00%, 10/01/42	88,314	95,210
3.50%, 11/01/42	366,693	382,719
0.00%, 11/15/42 IOΩ†	87,533	17,858
3.50%, 12/01/42	88,726	92,609
3.50%, 01/01/43	566,437	591,206
3.50%, 02/01/43	377,947	394,491
3.50%, 04/01/43	187,610	196,111
4.00%, 04/01/43	186,943	201,677
3.50%, 05/01/43	704,478	735,191
4.00%, 05/01/43	93,146	100,506
4.00%, 06/01/43	92,221	99,537
4.00%, 07/01/43	361,793	390,211
4.00%, 08/01/43	186,460	201,131
4.50%, 12/01/43	1,257,295	1,393,248
3.50%, 02/01/44	99,499	103,867
4.50%, 02/01/44	969,723	1,074,620
4.50%, 03/01/44	292,946	324,616
Federal Home Loan Mortgage Corporation REMIC
3.50%, 06/15/27 IOΩ†	788,292	95,137
3.00%, 09/15/31 IOΩ†	755,823	97,670
6.00%, 05/15/36	450,267	511,456
0.66%, 06/15/37†	344,024	347,544
6.34%, 07/15/37 IOΩ†	2,323,748	390,433
6.07%, 01/15/40 IOΩ†	570,962	92,415
5.79%, 10/15/41 IOΩ†	372,442	69,328
0.00%, 11/15/41 IOΩ†	358,898	71,504
5.89%, 07/15/42 IOΩ†	82,663	19,051
5.84%, 08/15/42 IOΩ†	424,444	98,115
589.00%, 08/15/42 IOΩ†	82,136	17,838
0.00%, 11/15/42 IOΩ†	82,392	17,473
5.99%, 11/15/42 IOΩ†	85,828	18,578
4.00%, 04/15/43	796,909	130,080
3.00%, 05/15/43	412,912	372,080
3.00%, 07/15/43	208,672	184,101
5.79%, 02/15/44 IOΩ†	192,315	43,544
5.79%, 05/15/44 IOΩ†	194,983	45,320
Federal Housing Administration
7.43%, 10/01/18	39,718	40,708
Federal National Mortgage Association
8.00%, 06/01/15	608	610
8.00%, 09/01/15	843	851
3.07%, 12/01/17	932,237	962,655
5.00%, 12/01/17	11,197	11,978
2.80%, 03/01/18	555,087	574,252
3.74%, 05/01/18	1,328,618	1,414,229
3.84%, 05/01/18	420,000	447,787
4.51%, 06/01/19	1,000,000	1,081,664
3.42%, 10/01/20	279,784	297,751

120	See Notes to Financial Statements.

	Par	Value
3.62%, 12/01/20	$178,262	$192,531
4.38%, 06/01/21	650,934	726,522
9.50%, 05/01/22	769	843
1.93%, 07/01/22†	5,551	5,706
5.50%, 09/01/23	96,089	105,562
5.50%, 10/01/23	20,649	22,706
5.00%, 05/01/24	71,868	79,344
9.50%, 07/01/24	1,434	1,581
5.50%, 05/01/25	525,709	556,080
3.00%, 01/01/26 TBA	7,200,000	7,483,782
3.50%, 01/01/26 TBA	1,100,000	1,162,047
6.00%, 06/01/27	204,840	232,222
1.91%, 07/01/27†	18,378	19,201
2.26%, 08/01/27†	35,541	37,855
1.91%, 11/01/27 CONV†	22,290	23,511
2.50%, 01/01/28	300,000	305,438
2.76%, 02/01/30†	102,649	105,206
2.51%, 06/01/30 CONV†	15,703	16,119
8.00%, 10/01/30	21,619	26,967
2.63%, 12/01/30 CONV†	5,846	6,034
1.91%, 01/01/31†	6,645	6,778
4.50%, 04/01/31	127,302	138,984
2.32%, 05/01/31†	14,050	14,289
4.50%, 05/01/31	444,285	485,188
4.50%, 06/01/31	132,175	144,333
4.50%, 11/01/31	188,978	206,419
6.00%, 11/01/31	3,737	4,289
4.50%, 12/01/31	266,179	290,683
6.00%, 01/01/32	64,170	72,742
6.00%, 03/01/32	15,768	17,961
6.00%, 04/01/32	223,449	253,649
3.50%, 05/01/32	651,539	688,804
1.91%, 06/01/32†	8,228	8,431
1.93%, 08/01/32†	10,245	10,585
6.00%, 08/01/32	1,862	2,135
2.25%, 02/01/33†	1,092	1,119
5.50%, 04/01/33	40,609	46,088
1.93%, 05/01/33†	41,302	43,974
6.00%, 05/01/33	526	595
5.00%, 07/01/33	57,776	64,005
3.50%, 08/01/33	88,915	93,828
5.00%, 08/01/33	4,813	5,364
5.00%, 09/01/33	556,852	616,869
5.50%, 09/01/33	7,943	8,944
3.50%, 10/01/33	178,073	187,861
3.50%, 11/01/33	89,819	94,761
3.50%, 12/01/33	91,025	95,890
5.00%, 12/01/33	455,823	504,972
5.50%, 12/01/33	11,704	13,221
6.00%, 12/01/33	467	529
5.50%, 02/01/34	20,171	22,736
5.50%, 04/01/34	2,089	2,359
3.50%, 05/01/34	293,155	310,735
5.50%, 05/01/34	98,046	110,518
5.50%, 08/01/34	4,612	5,237
5.50%, 10/01/34	204	229
6.00%, 10/01/34	30,883	34,989
5.50%, 11/01/34	9,768	10,986
2.00%, 12/01/34†	120,382	128,184
5.50%, 12/01/34	21,382	24,112
6.00%, 12/01/34	351	398
5.50%, 02/01/35	2,383	2,678
5.50%, 04/25/35	938,542	1,040,516
6.00%, 05/01/35	1,253,867	1,425,504

	Par	Value
5.50%, 07/01/35	$255	$289
6.00%, 07/01/35	204,205	233,312
5.50%, 08/01/35	446	506
6.00%, 08/01/35	45	51
5.50%, 09/01/35	76,640	85,713
5.00%, 10/01/35	193,966	214,897
6.00%, 10/01/35	45,398	51,565
1.91%, 11/01/35†	16,494	17,192
2.10%, 11/01/35†	78,971	83,670
2.10%, 11/01/35†	80,580	85,144
2.11%, 11/01/35†	102,625	108,937
2.11%, 11/01/35†	76,708	81,035
2.14%, 11/01/35†	110,189	117,594
6.00%, 11/01/35	523,550	594,472
5.00%, 12/01/35	307,137	340,039
5.50%, 12/01/35	2,065	2,344
6.00%, 12/01/35	8,958	10,305
6.00%, 01/01/36	107,184	121,525
6.00%, 02/01/36	5,070	5,829
6.00%, 03/01/36	6,236	7,171
5.50%, 04/01/36	63,464	69,034
6.00%, 04/01/36	8,234	9,464
3.80%, 05/01/36†	117,354	123,467
5.50%, 09/01/36	16,735	18,855
6.00%, 09/01/36	138,553	157,131
5.50%, 11/01/36	176,639	197,754
6.00%, 01/01/37	983,740	1,117,325
1.76%, 02/01/37†	689,462	720,931
5.50%, 02/01/37	254	285
6.00%, 02/01/37	730,793	833,353
5.50%, 03/01/37	10,539	11,816
6.00%, 03/01/37	461,134	522,620
5.50%, 04/01/37	372	416
5.50%, 05/01/37	399	445
5.50%, 06/01/37	178	200
6.00%, 06/01/37	395	448
6.00%, 07/01/37	1,429,725	1,630,741
5.50%, 08/01/37	485,310	544,485
6.00%, 08/01/37	140,312	159,165
6.00%, 09/01/37	260,322	294,835
6.50%, 10/01/37	94,303	107,394
7.00%, 10/01/37	8,454	9,476
7.00%, 11/01/37	10,954	13,376
1.91%, 12/01/37†	56,901	59,227
6.00%, 12/01/37	645,471	732,812
7.00%, 12/01/37	6,203	6,933
1.91%, 01/01/38†	38,710	41,208
6.00%, 01/01/38	381,436	439,230
5.50%, 02/01/38	5,983	6,707
6.00%, 02/01/38	3,086	3,499
7.00%, 02/01/38	7,864	8,841
4.50%, 03/01/38	13,091	14,206
5.50%, 03/01/38	656	742
6.00%, 03/01/38	247,845	280,608
4.50%, 04/01/38	566,496	616,142
5.00%, 04/01/38	212,803	234,942
6.00%, 04/01/38	798	903
5.50%, 05/01/38	247	277
6.00%, 05/01/38	54,142	61,437
5.00%, 06/01/38	235,915	260,458
5.50%, 06/01/38	673	755
5.50%, 07/01/38	115,419	130,452
5.50%, 08/01/38	141,312	159,846
7.00%, 08/01/38	9,655	11,796

See Notes to Financial Statements.	121

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.50%, 09/01/38	$619	$700
6.00%, 11/01/38	68,399	77,656
7.00%, 11/01/38	43,719	50,185
5.50%, 12/01/38	289	327
6.00%, 12/01/38	226,653	257,203
6.00%, 01/01/39	289,091	328,397
5.00%, 01/13/39	1,900,000	2,099,166
7.00%, 02/01/39	22,166	24,952
7.00%, 03/01/39	196,742	225,995
4.50%, 06/01/39	589,251	640,805
6.00%, 09/01/39	155,201	175,828
6.00%, 10/01/39	52,075	59,144
5.50%, 12/01/39	252,917	286,147
6.00%, 12/01/39	738,347	837,082
4.50%, 01/01/40	1,000,000	1,085,469
5.00%, 01/01/40	1,000,000	1,104,824
1.52%, 06/01/40†	54,825	57,321
1.52%, 10/01/40†	146,263	155,504
6.00%, 10/01/40	38,914	44,151
1.91%, 11/01/40†	19,165	20,024
4.50%, 01/01/41	1,002,111	1,087,495
4.00%, 01/13/41	2,000,000	2,134,508
4.00%, 02/01/41	5,000,000	5,322,598
4.50%, 04/01/41	194,580	212,130
6.00%, 05/01/41	1,946,192	2,208,439
4.50%, 06/01/41	670,932	728,846
4.50%, 08/01/41	151,272	164,446
4.50%, 09/01/41	416,793	452,687
6.23%, 09/25/41†	141,370	28,489
4.50%, 11/01/41	573,116	622,935
3.50%, 01/01/42	5,500,000	5,733,321
4.00%, 01/01/42	14,500,000	15,475,182
4.50%, 01/01/42	1,600,000	1,736,750
3.50%, 01/13/42	1,000,000	1,042,422
3.50%, 02/01/42	11,000,000	11,436,996
4.50%, 04/01/42	21,590	23,430
5.00%, 05/01/42	191,672	212,061
4.00%, 06/01/42	81,662	87,524
3.00%, 08/01/42	327,001	331,747
3.00%, 09/01/42	280,532	284,701
3.50%, 09/01/42	88,706	92,602
2.50%, 10/01/42	608,592	595,033
4.00%, 10/01/42	354,402	382,289
2.50%, 11/01/42	33,702	32,951
3.00%, 11/01/42	126,636	128,492
4.00%, 11/01/42	806,355	869,793
2.50%, 12/01/42	25,833	25,257
3.00%, 12/01/42	1,757,163	1,782,643
3.50%, 12/01/42	530,345	554,385
4.00%, 12/01/42	248,383	265,401
2.50%, 01/01/43	22,667	22,161
3.00%, 01/01/43	1,668,475	1,691,820
3.00%, 01/14/43	3,000,000	3,034,688
2.50%, 02/01/43	26,185	25,601
3.00%, 02/01/43	450,896	457,506
3.00%, 02/12/43	11,000,000	11,099,473
2.50%, 03/01/43	1,927,527	1,884,554
3.00%, 03/01/43	406,101	412,148
3.50%, 03/01/43	274,681	287,162
4.00%, 03/25/43	662,903	110,033
2.50%, 04/01/43	1,846,988	1,805,824
3.00%, 04/01/43	497,486	504,898
3.50%, 04/01/43	1,188,012	1,241,984
4.00%, 04/01/43	88,459	95,454

	Par	Value
0.00%, 04/25/43	$1,796,081	$294,612
2.50%, 05/01/43	39,993	39,101
3.00%, 05/01/43	295,745	300,150
3.50%, 05/01/43	91,581	95,745
4.00%, 05/01/43	361,311	388,299
2.50%, 06/01/43	38,232	37,380
3.00%, 06/01/43	88,746	90,064
4.00%, 06/01/43	900,858	969,784
3.00%, 07/01/43	788,922	800,689
4.00%, 07/01/43	900,550	968,440
2.50%, 08/01/43	931,165	910,420
4.00%, 08/01/43	288,850	311,655
4.50%, 09/01/43	1,380,648	1,504,778
2.50%, 10/01/43	48,277	47,202
4.50%, 10/01/43	286,645	317,597
4.50%, 11/01/43	190,202	210,787
4.50%, 12/01/43	287,574	318,671
4.50%, 01/01/44	191,933	212,645
4.50%, 02/01/44	1,703,963	1,849,177
4.50%, 07/01/44	196,467	216,861
4.50%, 10/01/44	890,591	982,159
Federal National Mortgage Association Interest STRIP
0.00%, 04/25/27 IOΩ	620,071	70,020
0.00%, 11/25/39 IOΩ	127,121	23,097
0.00%, 11/25/41 IOΩ	827,329	162,234
0.00%, 04/25/42 IOΩ	873,388	192,521
Federal National Mortgage Association REMIC
0.00%, 08/25/21 IOΩ	59	934
0.00%, 10/25/21 IOΩ	83	1,486
0.00%, 07/25/27 IOΩ	1,691,649	203,170
0.61%, 10/18/30†	19,672	19,898
0.00%, 03/25/37 IOΩ†	1,390,559	216,701
6.50%, 06/25/39	50,020	56,009
0.00%, 12/25/39 IOΩ	589,069	93,882
0.00%, 10/25/40 IOΩ†	748,881	139,828
0.00%, 12/25/40 IOΩ†	143,629	22,330
0.00%, 02/25/41 IOΩ†	74,428	13,552
5.00%, 06/25/41	750,000	840,212
5.50%, 07/25/41	969,395	1,117,234
0.72%, 09/25/41†	4,148,837	4,185,513
0.00%, 10/25/41 IOΩ†	866,512	149,691
0.00%, 03/25/42 IOΩ†	384,888	68,839
5.50%, 04/25/42	1,446,162	1,600,947
6.00%, 05/25/42	394,299	442,833
0.00%, 07/25/42 IOΩ†	267,646	55,965
6.50%, 07/25/42	660,452	750,512
7.00%, 07/25/42	258,072	297,840
0.00%, 09/25/42 IOΩ†	245,903	50,779
7.00%, 10/25/42	89,798	101,415
0.00%, 11/25/42 IOΩ†	436,996	95,527
0.00%, 12/25/42 IOΩ†	338,647	74,423
0.00%, 07/25/43 IOΩ†	179,080	41,558
0.00%, 08/25/44 IOΩ†	2,619,707	184,558
FHLMC Multifamily Structured Pass Through Certificates
4.32%, 11/25/19	1,100,000	1,209,205
1.85%, 04/25/20 IOΩ†	2,239,144	103,179
1.65%, 06/25/20 IOΩ	738,690	50,099
3.03%, 10/25/20	800,000	835,930
1.65%, 07/25/21 IOΩ	647,471	57,274
1.56%, 10/25/21 IOΩ	206,842	17,739
2.78%, 09/25/22	282,659	291,697

122	See Notes to Financial Statements.

	Par	Value
3.46%, 08/25/23	$100,000	$106,224
FHLMC Multifamily VRD Certificates
5.50%, 07/15/16	3,500,000	3,718,750
FHLMC Structured Pass-Through Securities
1.52%, 07/25/44†	1,151,617	1,158,217
First Horizon Alternative Mortgage Securities Trust
2.21%, 06/25/34†	556,349	544,907
FREMF Mortgage Trust
0.20%, 05/25/22	5,798,247	67,834
4.07%, 09/25/24	550,000	539,869
3.83%, 10/25/24	300,000	289,638
GE Business Loan Trust
0.33%, 04/16/35 144A†	366,437	348,245
GE Commercial Mortgage Corporation Series 2007-C1 Trust
5.54%, 12/10/49	800,000	850,142
Giovecca Mortgages SRL
0.68%, 04/23/48(E)†	480,315	580,465
Government National Mortgage Association
3.95%, 07/15/25	138,617	148,200
7.00%, 10/15/25	12,034	12,312
7.00%, 01/15/26	5,254	5,890
7.00%, 07/15/27	58,627	68,610
7.00%, 12/15/27	1,263	1,305
7.00%, 01/15/28	15,135	15,570
7.00%, 03/15/28	77,419	91,354
7.00%, 07/15/28	9,958	11,112
7.50%, 07/15/28	12,716	13,123
6.50%, 08/15/28	5,156	6,012
7.00%, 08/15/28	17,348	19,966
7.50%, 08/15/28	9,463	10,741
6.50%, 09/15/28	27,263	31,215
7.00%, 10/15/28	37,752	40,470
7.50%, 03/15/29	23,795	28,841
1.63%, 11/20/29†	41,716	43,286
8.50%, 08/15/30	811	884
8.50%, 11/20/30	8,808	10,650
6.50%, 08/15/31	44,497	51,164
7.50%, 08/15/31	11,292	12,951
6.50%, 10/15/31	79,696	91,998
6.00%, 11/15/31	199,905	225,664
6.50%, 11/15/31	99,328	114,212
6.00%, 12/15/31	51,725	58,390
6.00%, 01/15/32	109,050	124,301
6.00%, 02/15/32	219,257	247,511
6.50%, 02/15/32	116,678	133,621
6.00%, 04/15/32	63,901	72,315
7.50%, 04/15/32	62,001	64,402
6.50%, 06/15/32	105,884	121,750
6.50%, 07/15/32	1,979	2,275
6.50%, 08/15/32	184,920	212,629
6.50%, 09/15/32	176,686	203,161
6.00%, 10/15/32	120,056	135,526
5.50%, 11/15/32	33,954	38,070
6.00%, 11/15/32	109,121	124,068
6.00%, 12/15/32	41,284	46,603
6.50%, 12/15/32	16,666	19,163
5.50%, 01/15/33	27,070	30,463
6.00%, 01/15/33	78,070	88,130
5.50%, 02/15/33	29,619	33,311

	Par	Value
6.00%, 02/15/33	$52,616	$59,396
5.50%, 03/15/33	30,744	34,528
6.50%, 04/15/33	338,175	388,847
6.00%, 05/15/33	244,625	276,147
6.00%, 06/15/33	21,454	24,218
5.50%, 07/15/33	36,017	40,537
5.50%, 08/15/33	19,176	21,581
5.50%, 09/15/33	15,371	17,357
6.00%, 10/15/33	150,639	170,050
6.50%, 10/15/33	149,090	171,430
6.00%, 12/15/33	229,052	258,567
5.50%, 04/15/34	15,913	17,964
5.50%, 05/15/34	19,396	21,661
6.50%, 08/15/34	318,314	366,658
5.50%, 09/15/34	172,281	194,339
5.50%, 12/15/34	129,020	144,912
5.50%, 01/15/35	139,780	157,642
2.25%, 03/16/35	169,282	171,122
0.47%, 03/20/37†	713,434	715,124
0.47%, 05/20/37†	311,930	312,639
0.00%, 02/20/38 IOΩ	379,606	49,950
6.00%, 09/20/38	445,940	502,785
0.00%, 03/20/39 IOΩ†	108,284	13,598
0.00%, 01/20/40 IOΩ†	137,309	22,772
5.00%, 07/20/40	38,263	42,704
0.00%, 08/20/40 IOΩ†	239,444	45,328
5.00%, 09/20/40	152,422	170,120
6.00%, 10/20/40	59,485	67,135
3.50%, 01/15/41 TBA	1,900,000	1,994,406
4.00%, 01/20/41 TBA	2,000,000	2,144,352
6.00%, 01/20/41	66,615	75,888
4.50%, 04/20/41	759,691	833,280
0.00%, 10/16/41 IOΩ†	268,145	54,889
3.50%, 01/20/42 TBA	3,800,000	3,988,812
3.00%, 01/15/43	9,000,000	9,203,625
0.00%, 06/20/43 IOΩ†	515,657	100,264
0.00%, 08/16/43 IOΩ†	343,255	54,622
0.00%, 12/20/43 IOΩ†	85,755	17,104
2.90%, 06/16/44	335,638	344,807
0.00%, 08/20/44 IOΩ†	95,605	14,921
2.00%, 12/16/49	116,937	116,504
0.83%, 08/16/52 IOΩ	855,545	54,064
0.93%, 06/16/55 IOΩ	898,586	53,025
1.72%, 11/16/55 IOΩ	3,655,234	281,755
0.98%, 01/16/56	8,116,038	624,046
0.56%, 12/20/60†	413,183	410,745
0.64%, 03/20/61†	496,163	494,657
0.66%, 03/20/61†	326,230	325,488
0.51%, 12/20/62†	1,607,898	1,592,438
Granite Master Issuer PLC
0.24%, 12/17/54†	193,674	192,299
0.24%, 12/20/54 144A†	1,289,119	1,277,904
0.31%, 12/20/54†	616,237	611,357
Granite Mortgages 03-3 PLC
0.46%, 01/20/44(E)†	88,687	107,156
0.94%, 01/20/44(U)†	26,924	41,822
GreenPoint Mortgage Funding Trust
0.35%, 01/25/37†	894,314	680,874
GS Mortgage Securities Trust
4.09%, 08/10/44 IO 144AΩ†	458,235	26,744
5.80%, 08/10/45†	810,000	827,574
4.27%, 11/10/46	130,000	142,496

See Notes to Financial Statements.	123

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.16%, 11/10/46†	$150,000	$165,808
GSMPS Mortgage Loan Trust
0.63%, 02/25/35 144A†	82,228	76,858
GSR Mortgage Loan Trust
2.67%, 09/25/35†	378,900	380,399
Impac CMB Trust
0.89%, 10/25/34†	66,536	58,055
IndyMac ARM Trust
1.72%, 01/25/32†	7,179	6,674
IndyMac INDX Mortgage Loan Trust
0.36%, 09/25/46†	985,657	840,783
JP Morgan Alternative Loan Trust
0.69%, 01/25/36†	328,439	298,740
JP Morgan Chase Commercial Mortgage Securities Trust
5.21%, 05/15/45†	280,000	306,519
5.88%, 02/12/51†	10,000	10,959
JP Morgan Mortgage Trust
2.64%, 02/25/35†	136,584	133,723
JPMBB Commercial Mortgage Securities Trust
5.08%, 11/15/45†	90,000	98,042
4.89%, 01/15/47†	50,000	55,259
3.93%, 11/15/47 144A†	340,000	297,459
4.07%, 11/15/47	290,000	304,464
4.12%, 11/15/47†	290,000	301,269
LB Commercial Mortgage Trust
5.86%, 07/15/44†	563,979	614,192
5.90%, 07/15/44†	130,000	141,397
LB-UBS Commercial Mortgage Trust
0.00%, 06/15/36 IO 144AΩ†	418,929	1,110
6.16%, 09/15/45†	70,000	77,893
Leek Finance Number Seventeen PLC
0.36%, 12/21/37(E)†	62,698	79,854
0.53%, 12/21/37 144A†	156,745	164,112
0.84%, 12/21/37(U)†	31,349	51,401
Leek Finance Number Eighteen PLC
0.34%, 09/21/38(E)†	47,427	59,667
0.51%, 09/21/38†	379,416	394,552
Lehman XS Trust
0.47%, 11/25/35†	535,331	468,000
Luminent Mortgage Trust
0.34%, 12/25/36†	2,153,497	1,720,694
0.37%, 02/25/46†	650,900	490,424
MASTR Adjustable Rate Mortgages Trust
2.42%, 05/25/34†	213,320	207,818
0.81%, 11/25/34†	297,392	295,388
2.56%, 11/25/35 144A†	826,113	602,847
Merrill Lynch Mortgage Investors Trust
1.58%, 10/25/35†	52,869	51,308
ML-CFC Commercial Mortgage Trust
5.87%, 06/12/46†	1,353,658	1,420,489
Morgan Stanley Bank of America Merrill Lynch Trust 4.03%,
08/15/45 IO 144AΩ†	986,255	81,404

	Par	Value
2.92%, 02/15/46	$70,000	$70,194
3.21%, 02/15/46	41,000	41,061
3.10%, 05/15/46	300,000	304,288
3.46%, 05/15/46	140,000	142,752
4.00%, 12/15/47	340,000	349,690
Morgan Stanley Capital I Trust
5.48%, 02/12/44†	50,000	53,338
Prime Mortgage Trust
5.50%, 05/25/35 144A	2,892,469	2,906,130
6.00%, 05/25/35 144A	2,308,589	2,311,228
Prime Mortgage Trust
6.00%, 05/25/35 144A	192,800	201,696
Quadrivio Finance SRL
0.59%, 07/25/60(E)	256,963	310,833
RBSCF Trust
5.94%, 02/16/51 144A†	2,685,459	2,797,961
Reperforming Loan REMIC Trust
0.59%, 11/25/34 144A†	11,802	10,371
Sequoia Mortgage Trust
0.99%, 07/20/33†	119,171	111,688
Structured Adjustable Rate Mortgage Loan Trust
0.51%, 08/25/35†	252,686	241,324
Structured Asset Mortgage Investments II Trust
0.41%, 07/19/35†	171,660	156,300
Structured Asset Securities Corporation
0.52%, 06/25/35 144A†	156,027	126,039
Thornburg Mortgage Securities Trust
0.81%, 09/25/43†	18,363	17,541
2.25%, 04/25/45†	168,014	168,751
Thrones 2013-1 PLC
2.06%, 07/20/44(U)†	82,609	130,121
UBS Commercial Mortgage Trust
0.00%, 05/10/45 IO 144AΩ†	2,616,784	306,998
UBS-Barclays Commercial Mortgage Trust
0.00%, 12/10/45 IO 144AΩ†	975,216	100,343
4.50%, 12/10/45 144A†	320,000	315,804
VNDO 2012-6AVE Mortgage Trust
3.00%, 11/15/30 144A	100,000	100,098
Wachovia Bank Commercial Mortgage Trust
0.36%, 12/15/43 144A†	398,000	381,155
5.38%, 12/15/43	140,000	148,526
5.56%, 10/15/48	421,519	445,704
Washington Mutual Mortgage Pass-Through Certificates
2.40%, 02/25/33†	10,473	10,345
2.18%, 02/25/37†	540,641	449,072
2.30%, 02/25/37†	357,098	306,101
1.51%, 06/25/42†	24,484	23,604
0.46%, 07/25/45†	253,510	236,747
0.87%, 04/25/47†	960,586	836,121
Wells Fargo Alternative Loan 2007-PA6 Trust
2.58%, 12/28/37†	1,154,508	982,945

124	See Notes to Financial Statements.

	Par	Value
Wells Fargo Commercial Mortgage Trust
4.30%, 07/15/46†	$20,000	$21,191
4.22%, 08/15/50 IOΩ†	3,074,235	274,420
Wells Fargo Mortgage-Backed Securities 2005-AR13 Trust
5.25%, 05/25/35†	99,510	99,713
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust
2.59%, 08/25/33†	257,796	262,750
Wells Fargo Mortgage-Backed Securities 2005-AR2 Trust
2.61%, 03/25/35†	159,298	162,023
WFRBS Commercial Mortgage Trust
5.65%, 02/15/44 IO 144AΩ†	1,505,000	44,874
4.04%, 05/15/45 IO 144AΩ†	3,046,171	249,672
3.61%, 06/15/45 IO 144AΩ†	317,401	27,532
0.00%, 12/15/45 IO 144AΩ†	2,422,010	238,642
4.11%, 03/15/47 IOΩ†	1,078,124	84,117
4.22%, 08/15/47 IOΩ†	3,678,049	294,671
3.93%, 11/15/47	290,000	300,854
4.29%, 11/15/47	300,000	302,272
3.91%, 09/15/57 144A†	350,000	306,099

Total Mortgage-Backed Securities (Cost $244,087,594)		245,883,605

MUNICIPAL BONDS — 0.8%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	3,300,000	4,544,661
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	300,000	484,617
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	320,250
Commonwealth of Puerto Rico, General Obligation, Series A
6.00%, 07/01/34	10,000	7,412
8.00%, 07/01/35	590,000	515,513
5.25%, 07/01/37	20,000	14,191
5.50%, 07/01/39	80,000	58,201
5.00%, 07/01/41	10,000	6,858
5.75%, 07/01/41	10,000	7,202
Commonwealth of Puerto Rico, General Obligation, Series B
5.88%, 07/01/36	10,000	7,271
Commonwealth of Puerto Rico, General Obligation, Series C
6.00%, 07/01/39	10,000	7,361
Los Angeles Community College District, General Obligation, Series D
6.68%, 08/01/36	300,000	406,950
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bond, Series A
5.75%, 07/01/37	20,000	14,293
6.00%, 07/01/44	75,000	53,254

	Par	Value
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Series C
5.25%, 08/01/40	$10,000	$7,861
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A
5.25%, 08/01/27	5,000	3,956
5.50%, 08/01/28	60,000	47,671
6.13%, 08/01/29	5,000	4,127
0.00%, 08/01/32	85,000	64,854
0.00%, 08/01/33	25,000	13,995
5.50%, 08/01/37	65,000	47,535
5.75%, 08/01/37	45,000	33,523
5.38%, 08/01/39	35,000	24,586
6.38%, 08/01/39	5,000	3,975
5.50%, 08/01/42	70,000	49,926
6.00%, 08/01/42	100,000	75,656
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A-1
5.25%, 08/01/43	5,000	3,464
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C
0.00%, 08/01/37	10,000	1,386
5.38%, 08/01/38	15,000	10,597
6.00%, 08/01/39	20,000	15,208
5.25%, 08/01/41	95,000	66,401
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A-1
5.00%, 08/01/43	15,000	10,033
State of California, General Obligation
7.95%, 03/01/36	165,000	204,143
7.55%, 04/01/39	85,000	131,256
State of Illinois, General Obligation
7.35%, 07/01/35	375,000	441,469

Total Municipal Bonds (Cost $6,876,205)		7,709,656

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
U.S. Treasury Long Bond, Strike Price $147.00, Expires (MLCS)	40	13,750

Put Options — 0.0%
U.S. Treasury Long Bond, Strike Price $142.00, Expires (WF)	52	15,437
U.S. Treasury Long Bond, Strike Price $144.00, Expires (MLCS)	14	12,250

		27,687

See Notes to Financial Statements.	125

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price 1.00%, Expires 06/17/15 (MSCS)	$28,000,000	$24,329
3-Month LIBOR, Strike Price 3.45%, Expires 09/21/15 (RBS)	2,300,000	22,107
3-Month LIBOR, Strike Price 3.96%, Expires 05/11/15 (GSC)	15,300,000	2,780
		49,216

Total Purchased Options (Cost $713,100)		90,653

	Par
U.S. TREASURY OBLIGATIONS — 36.6%
Federal Home Loan Mortgage Corporation
0.06%, 04/01/15	2,500,000	2,499,525

U.S. Treasury Bills
0.04%, 03/12/15‡‡	300,000	299,989

U.S. Treasury Bonds
2.75%, 11/15/42	350,000	349,699
3.63%, 08/15/43‡‡	4,500,000	5,292,774
3.75%, 11/15/43	2,320,000	2,789,257
3.63%, 02/15/44	5,710,000	6,720,402
3.38%, 05/15/44Δ	5,420,000	6,102,584
3.13%, 08/15/44Δ	37,590,000	40,476,799
3.00%, 11/15/44	6,120,000	6,433,650

		68,165,165

U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/16‡‡	4,800,000	5,149,530
0.13%, 04/15/18‡‡	2,700,000	2,763,959
0.13%, 04/15/19‡‡	1,200,000	1,204,168
1.13%, 01/15/21	3,800,000	4,290,139
0.13%, 01/15/22	900,000	919,570
0.13%, 07/15/22	6,800,000	6,849,780
0.38%, 07/15/23	1,540,000	1,555,488
0.63%, 01/15/24	2,660,000	2,722,836
0.13%, 07/15/24‡‡	9,270,000	8,942,194
2.38%, 01/15/25	1,530,000	2,265,866
2.50%, 01/15/29	800,000	1,099,956
2.13%, 02/15/40	1,280,000	1,826,110
1.38%, 02/15/44	3,850,000	4,448,750

		44,038,346

U.S. Treasury Notes
0.25%, 09/30/15	11,900,000	11,904,653
0.25%, 10/31/15	96,000	96,000
0.38%, 02/15/16Δ	6,400,000	6,403,002
2.13%, 02/29/16	3,900,000	3,980,133
0.38%, 03/15/16Δ	8,600,000	8,601,342
0.38%, 03/31/16	34,100,000	34,097,340
2.25%, 03/31/16Δ	3,200,000	3,274,749
0.25%, 05/15/16	9,200,000	9,181,315
0.88%, 11/15/17Δ	30,000	29,859
0.63%, 11/30/17	3,360,000	3,317,214
1.50%, 08/31/18	1,410,000	1,416,940
1.50%, 12/31/18	2,800,000	2,803,937
1.63%, 04/30/19	17,870,000	17,932,831

	Par	Value
1.63%, 07/31/19	$120,000	$120,197
1.75%, 09/30/19	8,510,000	8,560,533
1.50%, 10/31/19	430,000	427,413
1.50%, 11/30/19Δ	10,620,000	10,553,625
1.63%, 12/31/19	6,650,000	6,640,650
2.25%, 04/30/21	14,900,000	15,207,312
2.00%, 05/31/21Δ	15,450,000	15,528,455
2.25%, 07/31/21Δ	27,590,000	28,139,648
2.00%, 10/31/21	2,600,000	2,606,906
2.13%, 12/31/21	2,600,000	2,625,594
2.50%, 08/15/23Δ	1,100,000	1,135,407
2.75%, 02/15/24Δ	9,100,000	9,576,330
2.50%, 05/15/24	2,700,000	2,781,632
2.38%, 08/15/24	8,470,000	8,627,491
2.25%, 11/15/24Δ	2,020,000	2,033,887

		217,604,395

U.S. Treasury STRIP
0.00%, 11/15/43ΩΔ	540,000	238,823

Total U.S. Treasury Obligations (Cost $326,402,666)		332,846,243

	Shares
PREFERRED STOCKS — 0.1%
GMAC Capital Trust I, 8.125%, 02/15/40 (Cost $592,347)	23,879	629,928

	Par
REPURCHASE AGREEMENTS — 3.4%
BNP Paribas Securities Corporation
0.14% (dated 12/31/14, due 01/05/15, repurchase price $15,500,181, collateralized by U.S. Treasury Note, 0.073%, due 10/31/16, total market value $15,816,772)	$15,500,000	15,500,000
Citigroup Global Markets, Inc.
0.15% (dated 12/31/14, due 01/02/15, repurchase price $14,800,123, collateralized by U.S. Treasury Note, 2.000%, due 01/31/16, total market value $15,104,593)	14,800,000	14,800,000
JPMorgan Securities LLC
0.15% (dated 12/31/14, due 01/02/15, repurchase price $800,007, collateralized by U.S. Treasury Bond, 0.125%, due 04/15/16, total market value $817,020)	800,000	800,000

Total Repurchase Agreements (Cost $31,100,000)		31,100,000

126	See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 23.7%
GuideStone Money Market Fund (Investor Class)¥	83,032,439	$83,032,439
Northern Institutional Liquid Assets Portfolio§	132,049,333	132,049,333

Total Money Market Funds (Cost $215,081,772)		215,081,772

TOTAL INVESTMENTS — 124.8% (Cost $1,119,932,851)		1,134,754,028

	Number of Contracts
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike $129.00, Expires 01/23/15 (MLCS)	(105)	(9,844)
10-Year U.S. Treasury Note, Strike $129.50, Expires 01/23/15 (MLCS)	(54)	(3,375)
10-Year U.S. Treasury Note, Strike Price $129.00, Expires 02/20/15 (MLCS)	(33)	(9,281)
10-Year U.S. Treasury Note, Strike Price $130.00, Expires 02/20/15 (MLCS)	(145)	(24,922)
90-Day Euro, Strike Price $99.50, Expires 06/15/15 (AD)	(35)	(10,719)
U.S. Treasury Long Bond, Strike Price $150.00, Expires (MLCS)	(80)	(5,000)

		(63,141)

	Notional Amount
U.S. Dollar vs. South Korean Won, Strike Price $1,132.00, Expires 01/30/15 (UBS)	$(3,360,000)
		(8,238)

		(71,379)

Call Swaptions — 0.0%
3-Month LIBOR, Strike Price 2.35%, Expires 01/21/15 (MSCS)	(1,900,000)	(14,997)
Dow Jones CDX.NA.IG23 Index, Strike Price 0.60%, Expires 01/21/15 (CITI)	(1,300,000)	(370)
Dow Jones CDX.NA.IG23 Index, Strike Price 0.60%, Expires 01/21/15 (BAR)	(1,600,000)	(455)
Dow Jones iTraxx, Strike Price 0.55%, Expires 02/18/15 (JPM)	(200,000)	(207)
Dow Jones iTraxx, Strike Price 0.55%, Expires 02/18/15 (CITI)	(600,000)	(621)
Dow Jones iTraxx, Strike Price 0.60%, Expires 01/21/15 (JPM)	(500,000)	(601)
Dow Jones iTraxx, Strike Price 0.60%, Expires 01/21/15 (GSC)	(500,000)	(601)

	Notional Amount	Value
Dow Jones iTraxx, Strike Price 0.60%, Expires 01/21/15 (BNP)	$(500,000)	$(601)
Dow Jones iTraxx, Strike Price 0.60%, Expires 01/21/15 (CITI)	(1,000,000)	(1,203)

		(19,656)

	Number of Contracts
Put Options — 0.0%
10-Year U.S. Treasury Note, Strike $123.50, Expires 01/23/15 (MLCS)	(53)	(1,656)
10-Year U.S. Treasury Note, Strike $124.00, Expires 01/23/15 (MLCS)	(23)	(1,078)
10-Year U.S. Treasury Note, Strike $125.50, Expires 01/23/15 (MLCS)	(28)	(4,813)
2-Year Eurodollar Mid-Curve, Strike Price $98.00, Expires 01/16/15 (JEFF)	(28)	(6,825)
90-Day Euro, Strike Price $99.50, Expires 06/15/15 (AD)	(35)	(5,031)
U.S. Treasury Long Bond, Strike Price $139.00, Expires 01/23/15 (MLCS)	(38)	(2,375)

		(21,778)

	Notional Amount
U.S. Dollar vs. South Korean Won, Strike Price $1,080.00, Expires 01/30/15 (UBS)	$(3,360,000)
		(18,584)

		(40,362)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price 2.50%, Expires 09/21/15 (RBS)	(9,700,000)	(66,055)
3-Month LIBOR, Strike Price 2.65%, Expires 01/16/15 (MSCS)	(1,900,000)	(159)
3-Month LIBOR, Strike Price 2.70%, Expires 01/26/15 (DEUT)	(9,200,000)	(1,296)
3-Month LIBOR, Strike Price 3.24%, Expires 01/07/15 (MSCS)	(2,600,000)	—
3-Month LIBOR, Strike Price 3.60%, Expires 05/11/15 (GSC)	(34,200,000)	(4,272)
Dow Jones CDX.NA.IG22 Index, Strike Price 0.90%, Expires 01/21/15 (GSC)	(2,700,000)	(57)
Dow Jones CDX.NA.IG23 Index, Strike Price 0.80%, Expires 01/21/15 (CITI)	(1,300,000)	(389)
Dow Jones CDX.NA.IG23 Index, Strike Price 0.80%, Expires 01/21/15 (BAR)	(1,600,000)	(479)
Dow Jones iTraxx, Strike Price 0.85%, Expires 02/18/15 (JPM)	(200,000)	(196)

See Notes to Financial Statements.	127

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
Dow Jones iTraxx, Strike Price 0.85%, Expires 02/18/15 (CITI)	$(600,000)	$(589)
Dow Jones iTraxx, Strike Price 0.90%, Expires 01/21/15 (BNP)	(500,000)	(88)
Dow Jones iTraxx, Strike Price 0.90%, Expires 01/21/15 (CITI)	(600,000)	(106)
Dow Jones iTraxx, Strike Price 1.00%, Expires 01/21/15 (CITI)	(400,000)	(36)
Dow Jones iTraxx, Strike Price 1.00%, Expires 01/21/15 (JPM)	(500,000)	(45)
Dow Jones iTraxx, Strike Price 1.00%, Expires 01/21/15 (GSC)	(500,000)	(45)

		(73,812)

Total Written Options (Premiums received $(942,815))		(205,209)

	Par	Value
SECURITIES SOLD SHORT — (1.0)%
U.S. Treasury Notes
1.63%, 08/15/22	$(8,100,000)	$(7,879,145)
2.75%, 11/15/23	(900,000)	(947,531)

Total Securities Sold Short (Proceeds $(8,782,177))		(8,826,676)

TBA SALE COMMITMENT — (0.1)%
Federal National Mortgage Association
3.00%, 01/14/23 (Proceeds $(1,001,250))	(1,000,000)	(1,011,563)

NET ASSETS — 100.0%		$908,925,977

128	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2014:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	950,000	$(12,175)	$—	$(12,175)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	460,000	(5,872)	(1,771)	(4,101)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	430,000	(6,267)	(2,242)	(4,025)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	250,000	(3,204)	(1,487)	(1,717)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	220,000	(3,206)	(1,226)	(1,980)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	210,000	(2,691)	(1,318)	(1,373)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	190,000	(2,769)	(426)	(2,343)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	190,000	(2,769)	(543)	(2,226)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	180,000	(2,623)	(373)	(2,250)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	140,000	(2,040)	(652)	(1,388)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	130,000	(1,895)	(188)	(1,707)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,532)	(682)	(850)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,532)	(1,563)	31
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,532)	(694)	(838)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,538)	(1,386)	(152)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,749)	(191)	(1,558)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	JPM	USD	120,000	(1,749)	(336)	(1,413)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	80,000	(1,021)	(1,094)	73
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	80,000	(1,166)	(274)	(892)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	60,000	(766)	(343)	(423)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	60,000	(769)	(338)	(431)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	JPM	USD	60,000	(874)	(191)	(683)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	50,000	(641)	(308)	(333)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	40,000	(513)	(476)	(37)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	BOA	USD	30,000	(384)	(161)	(223)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	BOA	USD	20,000	(256)	(119)	(137)

See Notes to Financial Statements.	129

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	20,000	$(291)	$(109)	$(182)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	JPM	USD	10,000	(128)	(55)	(73)
Credit Suisse, Inc.,
6.50%, due 01/15/12	(1.00)%	09/20/20	GSC	USD	300,000	(6,879)	4,423	(11,302)

						$(68,831)	$(14,123)	$(54,708)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
Federated Republic of Brazil,
12.50% due 03/06/30	1.29%	(1.04)%	05/20/17	DEUT	USD	1,000,000	$(4,689)	$—	$(4,689)
GMAC LLC,
6.88% due 08/28/12	1.23%	(3.53)%	09/20/17	DEUT	USD	2,300,000	142,713	—	142,713
Goldman Sachs Group, Inc.,
5.95% due 01/18/18	0.68%	(1.00)%	12/20/18	MSCS	USD	700,000	9,364	6,690	2,674
Italy,
6.875% due 09/27/33	1.11%	1.00%	06/20/19	HKSB	USD	100,000	(455)	808	(1,263)
Italy,
6.875% due 09/27/33	1.16%	1.00%	09/20/19	CITI	USD	5,600,000	(37,055)	16,207	(53,262)
Italy,
6.875% due 09/27/23	1.19%	(1.00)%	12/20/19	BAR	USD	600,000	(5,603)	1,423	(7,026)
Italy,
6.875% due 09/27/23	0.00%	(1.00)%	12/20/19	GSC	USD	300,000	(2,801)	699	(3,500)
Italy,
6.875% due 09/27/23	0.00%	(1.00)%	12/20/19	JPM	USD	100,000	(934)	256	(1,190)
Italy,
6.875% due 09/27/23	1.19%	(1.00)%	12/20/19	BAR	USD	100,000	(934)	187	(1,121)

							$99,606	$26,270	$73,336

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX.NA.HY15 Index	(5.00)%	12/20/15	CME	USD	2,090,000	$(47,525)	$43,106	$(90,631)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
Dow Jones CDX.NA.IG16 Index	0.16%	1.00%	06/20/16	JPM	USD	4,825,000	$61,275	$5,947	$55,328
Dow Jones CDX.NA.IG16 Index	0.16%	1.00%	06/20/16	BOA	USD	3,000,000	38,098	2,003	36,095
Dow Jones CDX.HY.23 Index	3.56%	5.00%	12/20/19	ICE	USD	1,100,000	70,332	77,550	(7,218)
Dow Jones CDX.NA.IG23 Index	0.00%	(1.00)%	12/20/19	ICE	USD	26,625,000	437,870	430,752	7,118

							$607,575	$516,252	$91,323

130	See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil CETIP Interbank Deposit	12.27%	01/02/17	DEUT	BRL	20,000	$15	$—	$15
Brazil CETIP Interbank Deposit	12.65%	01/02/17	DEUT	BRL	10,000	37	—	37
3-Month KORIBOR	2.88%	03/07/17	CITI	KRW	706,340,000	11,339	—	11,339
3-Month LIBOR	(1.25)%	03/18/17	CME	USD	10,100,000	(38,963)	(55,892)	16,929
3-Month LIBOR	(2.20)%	08/04/17	CME	USD	3,600,000	(12,414)	(3,807)	(8,607)
3-Month KORIBOR	2.25%	10/15/17	DEUT	KRW	3,619,650,000	29,729	—	29,729
3-Month KORIBOR	2.17%	10/28/17	CITI	KRW	382,410,000	2,083	—	2,083
Brazil CETIP Interbank Deposit	13.06%	01/02/18	CS	BRL	38,200,000	130,436	68,303	62,133
Brazil CETIP Interbank Deposit	13.06%	01/02/18	DEUT	BRL	10,700,000	36,536	20,645	15,891
3-Month KLIBOR	(3.88)%	11/14/18	DEUT	MYR	860,000	(393)	—	(393)
3-Month KLIBOR	(3.92)%	11/19/18	CITI	MYR	960,000	379	—	379
3-Month KLIBOR	(3.97)%	12/11/18	JPM	MYR	1,570,000	(344)	—	(344)
3-Month LIBOR	(1.70)%	10/16/19	CME	USD	10,500,000	14,908	—	14,908
3-Month LIBOR	(1.65)%	10/16/19	CME	USD	9,400,000	35,091	—	35,091
3-Month LIBOR	(2.25)%	03/18/20	CME	USD	6,500,000	(117,406)	(143,650)	26,244
3-Month LIBOR	2.56%	10/20/20	CME	USD	2,800,000	115,932	11,262	104,670
3-Month LIBOR	(3.02)%	08/04/21	CME	USD	5,400,000	146,219	24,594	121,625
MXN-TIIE-Banxico	6.07%	09/21/21	CME	MXN	79,700,000	103,365	—	103,365
3-Month LIBOR	(2.50)%	12/17/21	CME	USD	130,300,000	(4,036,589)	(1,666,118)	(2,370,471)
3-Month LIBOR	(2.50)%	03/18/22	CME	USD	11,800,000	(289,314)	(362,195)	72,881
3-Month LIBOR	2.65%	07/31/23	CME	USD	6,200,000	293,493	—	293,493
3-Month KORIBOR	(3.45)%	08/08/23	CITI	KRW	1,328,210,000	(101,397)	—	(101,397)
3-Month KORIBOR	(3.42)%	08/13/23	JPM	KRW	391,340,000	(28,865)	—	(28,865)
3-Month KLIBOR	(4.49)%	08/14/23	DEUT	MYR	220,000	(1,483)	—	(1,483)
3-Month KORIBOR	(3.49)%	08/16/23	CITI	KRW	185,320,000	(14,460)	—	(14,460)
3-Month KORIBOR	(3.56)%	08/19/23	JPM	KRW	228,920,000	(19,452)	5	(19,457)
3-Month KLIBOR	(4.33)%	09/26/23	JPM	MYR	370,000	(1,094)	—	(1,094)
3-Month KLIBOR	(4.45)%	11/15/23	CITI	MYR	600,000	(4,144)	—	(4,144)
3-Month KORIBOR	(3.47)%	12/23/23	CITI	KRW	239,520,000	(18,819)	—	(18,819)
3-Month KORIBOR	(3.47)%	12/23/23	JPM	KRW	114,310,000	(8,960)	—	(8,960)
3-Month KORIBOR	(3.47)%	01/07/24	JPM	KRW	275,210,000	(22,176)	—	(22,176)
3-Month KORIBOR	(3.47)%	01/07/24	CITI	KRW	172,160,000	(14,673)	—	(14,673)
3-Month KORIBOR	(3.47)%	01/08/24	DEUT	KRW	137,280,000	(11,744)	—	(11,744)
3-Month KORIBOR	(3.48)%	01/10/24	CITI	KRW	237,220,000	(19,170)	—	(19,170)
3-Month KORIBOR	(3.45)%	01/13/24	JPM	KRW	71,390,000	(5,602)	—	(5,602)
3-Month KORIBOR	(3.47)%	01/15/24	JPM	KRW	86,930,000	(5,368)	—	(5,368)
3-Month KORIBOR	(3.46)%	01/16/24	JPM	KRW	87,250,000	(6,931)	—	(6,931)
3-Month KORIBOR	(3.45)%	01/16/24	BOA	KRW	27,040,000	(2,123)	—	(2,123)
3-Month KORIBOR	(3.44)%	01/17/24	JPM	KRW	119,775,000	(9,333)	—	(9,333)
3-Month KORIBOR	(3.38)%	01/27/24	JPM	KRW	163,080,000	(11,832)	—	(11,832)
6-Month LIBOR	(2.45)%	11/13/24	CME	GBP	5,800,000	(493,038)	(440)	(492,598)
6-Month EURIBOR	1.25%	03/18/25	CME	EUR	900,000	42,881	(7,809)	50,690
3-Month LIBOR	(3.41)%	08/04/26	JPM	USD	2,900,000	(182,159)	(22,779)	(159,380)
MXN-TIIE-Banxico	6.77%	11/29/29	CME	MXN	30,300,000	34,891	—	34,891
3-Month LIBOR	3.25%	03/18/30	CME	USD	3,200,000	279,252	248,935	30,317
3-Month LIBOR	(3.00)%	12/18/43	JPM	USD	2,700,000	(166,310)	445,086	(611,396)

See Notes to Financial Statements.	131

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
United Kingdom Retail Price Index	3.45%	12/15/44	GSC	GBP	400,000	$—	$(697)	$697
United Kingdom Retail Price Index	3.51%	12/15/44	GSC	GBP	200,000	—	—	—
United Kingdom Retail Price Index	(3.53)%	12/15/44	CS	GBP	100,000	151	829	(678)
United Kingdom Retail Price Index	3.45%	12/15/44	CS	GBP	100,000	—	(358)	358
3-Month LIBOR	(3.50)%	12/17/44	JPM	USD	8,100,000	(1,336,081)	(405,117)	(930,964)
6-Month EURIBOR	(2.00)%	03/18/45	CME	EUR	1,300,000	(206,109)	27,377	(233,486)

						$(5,910,009)	$(1,821,826)	$(4,088,183)

Total Swap agreements outstanding at December 31, 2014						$(5,271,659)	$(1,293,427)	$(3,978,232)

132	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$17,920,982	$—	$17,920,982	$—
Asset-Backed Securities	21,282,678	—	19,144,092	2,138,585
Corporate Bonds	158,971,884	—	157,711,982	1,259,902
Foreign Bonds:
Australia	3,265,168	—	3,265,168	—
Austria	564,375	—	564,375	—
Bermuda	713,786	—	713,786	—
Brazil	1,627,852	—	1,627,852	—
Canada	3,290,110	—	3,290,110	—
Cayman Islands	4,115,013	—	4,115,013	—
Chile	393,398	—	393,398	—
Colombia	1,472,300	—	1,472,300	—
Costa Rica	196,500	—	196,500	—
Dominican Republic	416,352	—	416,352	—
France	7,903,468	—	7,903,468	—
Iceland	14	—	—	14
Indonesia	948,538	—	948,538	—
Israel	2,348,198	—	2,348,198	—
Italy	6,505,776	—	6,505,776	—
Japan	1,497,691	—	1,497,691	—
Jersey	251,211	—	251,211	—
Jordan	1,219,993	—	1,219,993	—
Luxembourg	536,875	—	536,875	—
Mexico	17,944,851	—	17,733,718	211,133
Netherlands	5,998,182	—	5,998,182	—
New Zealand	1,185,324	—	1,185,324	—
Norway	496,914	—	496,914	—
Poland	1,044,925	—	1,044,925	—
Russia	1,095,524	—	1,095,524	—
Singapore	322,191	—	322,191	—
South Africa	971,155	—	971,155	—
South Korea	3,560,269	—	3,560,269	—
Spain	600,762	—	600,762	—
Supranational	389,428	—	389,428	—
Sweden	1,584,269	—	1,584,269	—
Switzerland	3,991,139	—	3,991,139	—
Turkey	2,066,512	—	2,066,512	—
United Kingdom	11,556,997	—	11,556,997	—
Virgin Islands (British)	7,291,636	—	7,291,636	—
Foreign Government Inflation-Linked Note	1,903,946	—	—	1,903,946
Loan Agreements	3,965,985	—	3,965,985	—
Money Market Funds	215,081,772	215,081,772	—	—
Mortgage-Backed Securities	245,883,605	—	238,494,865	7,388,741
Municipal Bonds	7,709,656	—	7,709,656	—
Preferred Stocks	629,928	629,928	—	—
Purchased Options	90,653	41,437	49,216	—
Repurchase Agreements	31,100,000	—	31,100,000	—
U.S. Treasury Obligations	332,846,243	—	332,846,243	—

Total Assets - Investments in Securities	$1,134,754,028	$215,753,137	$906,098,570	$12,902,321

Other Financial Instruments***
Forward Foreign Currency Contracts	$1,003,101	$—	$1,003,101	$—

Total Assets - Other Financial Instruments	$1,003,101	$—	$1,003,101	$—

See Notes to Financial Statements.	133

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Securities Sold Short	$(8,826,676)	$—	$(8,826,676)	$—
TBA Sale Commitment	(1,011,563)	—	(1,011,563)	—
Written Options	(205,209)	(84,918)	(120,291)	—

Total Liabilities - Investments in Securities	$(10,043,448)	$(84,918)	$(9,958,530)	$—

Other Financial Instruments***
Futures Contracts	$(488,912)	$(488,912)	$—	$—
Swap Agreements	(5,319,184)	—	(5,319,184)	—

Total Liabilities - Other Financial Instruments	$(5,808,096)	$(488,912)	$(5,319,184)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, foreign government inflation-linked note and mortgage-backed securities are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Foreign Government Inflation- Linked Note	Mortgage-Backed Securities	Preferred Stock	Written Option
Balance, 12/31/13	$10,579,728	$1,885,701	$1,506,297	$14	$—	$4,716,402	$2,652,000	$(180,686)
Accrued discounts/premiums	(6,451)	6,654	(4,215)	27	66	(8,983)	—	—
Realized gain (loss)(1)	1,593,553	1,981	(3,263)	—	—	37,280	1,514,543	43,012
Change in unrealized appreciation (depreciation)(2)	(1,548,962)	98,788	(81,739)	313	(381,294)	(140,237)	(1,231,367)	186,574
Purchases	4,195,683	—	—	210,793	2,285,174	1,699,716	—	—
Sales	(3,910,332)	(26,195)	(67,460)	—	—	(832,601)	(2,935,176)	(48,900)
Transfers in to Level 3(3)	2,844,164	685,084	—	—	—	2,159,080	—	—
Transfers out of Level 3(4)	(406,201)	(406,201)	—	—	—	—	—	—
Maturities	—	—	—	—	—	—	—	—
Paydowns	(438,861)	(107,227)	(89,718)	—	—	(241,916)	—	—

Balance, 12/31/14	$12,902,321	$2,138,585	$1,259,902	$211,147	$1,903,946	$7,388,741	$—	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)

Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2014 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2014 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

134	See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally greater than or equal to seven years. The Investor Class of the Fund posted strong positive absolute returns but underperformed its composite benchmark index, 50% Barclays U.S. Long-Term Government Index and 50% Barclays U.S. Long-Term Credit Index, for the one-year period ended December 31, 2014 (17.32% versus 20.48%). Throughout the year, the Fund underweighted lower yielding U.S. Treasury securities in favor of higher yielding corporate bonds, non-U.S. bonds and high yield bonds. The Fund’s benchmark-relative performance was positively impacted by the Fund’s higher-than-benchmark yield and exposure to investment grade credits. In contrast, the Fund’s relative performance was negatively impacted by several factors including an underweight to U.S. Treasuries, a shorter-than-benchmark duration position and exposure to non-U.S. dollar securities. Long-term U.S. Treasuries were the best performing segment of the bond market during the year, enjoying a somewhat unexpected strong tailwind from a material decline in long-term U.S. Treasury yields. The Fund’s lower-than-benchmark duration position hurt relative returns as longer-term yields decreased from the beginning to the end of the year. Lastly, the Fund’s non-U.S. dollar denominated securities were negatively impacted by the appreciating U.S. dollar.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who are seeking higher returns without investing in stocks, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	48.4
U.S. Treasury Obligations	21.6
Foreign Bonds	20.8
Money Market Funds	18.7
Municipal Bonds	2.1
Asset-Backed Security	1.0
Mortgage-Backed Security	0.3
Preferred Stocks	0.2
Common Stock	0.1

113.2

Extended-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	17.47%	17.32%	20.48%
Five Year	10.36%	10.15%	9.87%
Ten Year	8.50%	8.31%	7.39%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.56%	0.81%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EXTENDED-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Par	Value
ASSET-BACKED SECURITY — 1.0%
Citibank Credit Card Issuance Trust
6.15%, 06/15/39 (Cost $3,071,081)	$2,300,000	$3,082,554

CORPORATE BONDS — 48.4%
21st Century Fox America, Inc.
4.75%, 09/15/44 144AΔ	1,847,000	2,026,600
AES Corporation
4.88%, 05/15/23Δ	60,000	59,850
Aflac, Inc.
6.45%, 08/15/40Δ	4,705,000	6,142,415
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	105,000	100,800
Alcoa, Inc.
5.87%, 02/23/22Δ	10,000	11,077
6.75%, 01/15/28	235,000	264,865
5.95%, 02/01/37	85,000	87,100
Ally Financial, Inc.
8.00%, 11/01/31	177,000	226,118
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	485,393	552,287
Andarko Holding Co.
7.15%, 05/15/28	250,000	309,561
AT&T, Inc.
4.30%, 12/15/42	1,242,000	1,185,475
Bank of America Corporation
6.11%, 01/29/37	900,000	1,066,109
Bank of America NA
6.00%, 10/15/36	5,000,000	6,283,500
Barrick North America Finance LLC
5.70%, 05/30/41	3,634,000	3,579,868
Bruce Mansfield Unit
6.85%, 06/01/34Δ	1,020,150	1,149,328
California Institute of Technology
4.70%, 11/01/11	3,030,000	3,258,410
CenturyLink, Inc.
6.45%, 06/15/21	260,000	280,150
6.88%, 01/15/28	65,000	65,325
7.65%, 03/15/42	295,000	296,475
Chesapeake Energy Corporation
6.63%, 08/15/20Δ	10,000	10,675
6.88%, 11/15/20	15,000	16,200
2.75%, 11/15/35 CONVΔ	75,000	75,281
2.50%, 05/15/37 CONV	200,000	195,250
2.25%, 12/15/38 CONV	50,000	45,156
Ciena Corporation
3.75%, 10/15/18 CONV 144AΔ	155,000	192,684
Citigroup, Inc.
8.13%, 07/15/39	3,584,000	5,504,909
Cliffs Natural Resources, Inc.
4.80%, 10/01/20Δ	40,000	22,000
4.88%, 04/01/21Δ	25,000	13,562
6.25%, 10/01/40Δ	75,000	39,375
Comcast Corporation
4.20%, 08/15/34	2,612,000	2,740,427
4.50%, 01/15/43	1,460,000	1,561,682
ConocoPhillips Co.
4.30%, 11/15/44	558,000	586,189

	Par	Value
Continental Airlines 1999-2 Class B Pass Through Trust
7.57%, 09/15/21	$34,020	$35,742
Continental Airlines 2000-2 Class B Pass Through Trust
8.31%, 10/02/19	63,948	68,904
Continental Resources, Inc.
4.50%, 04/15/23	5,000	4,764
3.80%, 06/01/24Δ	30,000	26,888
Corning, Inc.
7.25%, 08/15/36	850,000	1,106,572
Cummins, Inc.
5.65%, 03/01/98	1,620,000	2,002,872
Darden Restaurants, Inc.
6.00%, 08/15/35Δ	990,000	1,002,761
DCP Midstream LLC
6.45%, 11/03/36 144A	490,000	514,404
Dillard’s, Inc.
7.00%, 12/01/28	500,000	532,500
Dow Chemical Co.
9.40%, 05/15/39	920,000	1,497,376
DPL, Inc.
6.75%, 10/01/19 144A	173,000	175,595
Enterprise Products Operating LLC
5.10%, 02/15/45	595,000	642,260
4.95%, 10/15/54	515,000	529,433
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,215,000
Ford Motor Co.
6.63%, 10/01/28	680,000	837,153
6.38%, 02/01/29	1,255,000	1,518,980
General Electric Capital Corporation
6.75%, 03/15/32	2,000,000	2,739,458
6.15%, 08/07/37	3,000,000	3,926,223
5.88%, 01/14/38	150,000	190,197
General Motors Financial Co., Inc.
4.38%, 09/25/21	130,000	135,850
Genworth Holdings, Inc.
4.90%, 08/15/23	70,000	56,776
4.80%, 02/15/24Δ	40,000	32,653
6.50%, 06/15/34Δ	50,000	41,780
Goldman Sachs Group, Inc.
6.75%, 10/01/37	500,000	629,895
HCA, Inc.
7.58%, 09/15/25	1,000,000	1,125,000
7.05%, 12/01/27	500,000	512,500
HSBC Bank USA NA
7.00%, 01/15/39	4,248,000	6,102,218
Intel Corporation
3.25%, 08/01/39 CONV	1,155,000	2,010,428
International Paper Co.
8.70%, 06/15/38	2,643,000	3,996,137
iStar Financial, Inc.
3.00%, 11/15/16 CONV	95,000	120,353
7.13%, 02/15/18	180,000	189,900
Jefferies Group LLC
6.45%, 06/08/27Δ	50,000	52,127
3.88%, 11/01/29 CONV	65,000	67,397
6.25%, 01/15/36	185,000	182,738
6.50%, 01/20/43	1,990,000	2,036,558
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	385,000	298,815

See Notes to Financial Statements.	137

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.60%, 07/15/41	$4,590,000	$5,577,952
KB Home
1.38%, 02/01/19 CONVΔ	30,000	29,888
Kinder Morgan Energy Partners LP
5.80%, 03/15/35Δ	280,000	298,264
5.00%, 08/15/42Δ	271,000	258,489
Kinder Morgan, Inc.
5.55%, 06/01/45	1,128,000	1,159,586
Kraft Foods Group, Inc.
6.88%, 01/26/39	2,268,000	3,007,735
6.50%, 02/09/40	1,000,000	1,289,821
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,715,651
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37Δ	240,000	304,685
Marathon Petroleum Corporation
5.00%, 09/15/54	1,241,000	1,173,468
Masco Corporation
7.75%, 08/01/29	275,000	317,625
6.50%, 08/15/32	55,000	56,513
Mead Corporation
7.55%, 03/01/47@	515,000	648,253
Medtronic, Inc.
4.63%, 03/15/45 144A	1,852,000	2,015,985
MetLife, Inc.
5.88%, 02/06/41	2,675,000	3,346,077
4.72%, 12/15/44	586,000	654,518
6.40%, 12/15/66	310,000	347,200
Monsanto Co.
4.70%, 07/15/64	537,000	565,841
Morgan Stanley
4.75%, 11/16/18(A)	295,000	249,987
3.13%, 08/05/21(C)	235,000	203,473
4.10%, 05/22/23	300,000	304,053
6.25%, 08/09/26	600,000	724,913
4.35%, 09/08/26Δ	410,000	413,013
Motorola Solutions, Inc.
6.63%, 11/15/37	46,000	52,934
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	132,327
New Albertsons, Inc.
7.45%, 08/01/29Δ	55,000	49,500
8.70%, 05/01/30	25,000	24,125
8.00%, 05/01/31	295,000	268,450
Newell Rubbermaid, Inc.
4.00%, 12/01/24Δ	200,000	204,522
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	2,255,000	2,624,256
4.88%, 10/01/24	230,000	241,017
Owens Corning
7.00%, 12/01/36	2,360,000	2,932,645
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,568,769
Phillips 66
4.65%, 11/15/34	1,271,000	1,306,941
Prudential Financial, Inc.
6.63%, 06/21/40	3,912,000	5,160,229
5.63%, 05/12/41	987,000	1,162,313
PulteGroup, Inc.
6.38%, 05/15/33Δ	1,000,000	1,005,000

	Par	Value
Qwest Corporation
7.25%, 09/15/25Δ	$490,000	$584,705
6.88%, 09/15/33Δ	2,250,000	2,268,149
RPM International, Inc.
2.25%, 12/15/20 CONVΔ	22,000	25,754
SandRidge Energy, Inc.
7.50%, 02/15/23Δ	350,000	225,750
Sempra Energy
6.00%, 10/15/39	991,000	1,228,600
SLM Corporation
5.00%, 06/15/18	335,000	333,325
5.63%, 08/01/33	1,460,000	1,102,300
Sprint Capital Corporation
6.90%, 05/01/19	30,000	30,750
6.88%, 11/15/28	1,025,000	907,125
8.75%, 03/15/32	20,000	19,450
Sprint Communications, Inc.
6.00%, 11/15/22Δ	25,000	23,094
Textron, Inc.
6.63%, 04/07/20(U)	160,000	293,449
Toro Co.
6.63%, 05/01/37@	300,000	355,219
Tyson Foods, Inc.
5.15%, 08/15/44Δ	895,000	1,009,225
United Air Lines 2014-1 Class A Pass Through Trust
4.00%, 10/11/27Δ	115,000	117,875
University of Pennsylvania
4.67%, 09/01/12	3,370,000	3,600,370
University of Southern California
5.25%, 10/01/11	2,779,000	3,787,054
US Airways 2012-1 Class A Pass Through Trust
5.90%, 04/01/26	411,384	458,694
US Airways 2012-2 Class A Pass Through Trust
4.63%, 12/03/26	276,233	291,254
Valeant Pharmaceuticals International
6.38%, 10/15/20 144A	10,000	10,488
Verizon Communications, Inc.
6.00%, 04/01/41Δ	2,770,000	3,276,409
6.55%, 09/15/43	491,000	629,965
5.01%, 08/21/54 144A	491,000	510,192
Verizon Maryland, Inc.
5.13%, 06/15/33	150,000	158,744
WellPoint, Inc.
6.38%, 06/15/37	1,208,000	1,573,048
Wells Fargo & Co.
5.61%, 01/15/44	4,912,000	5,804,800
Weyerhaeuser Co.
6.88%, 12/15/33	580,000	760,451

Total Corporate Bonds (Cost $123,835,734)		145,889,167

FOREIGN BONDS — 20.8%
Australia — 2.8%
Barrick PD Australia Finance Propriety, Ltd.
5.95%, 10/15/39	2,870,000	2,758,222
BHP Billiton Finance (USA), Ltd.
5.00%, 09/30/43	1,439,000	1,637,687

138	See Notes to Financial Statements.

	Par	Value
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	$730,000	$660,533
3.50%, 03/20/19(A)	60,000	51,062
Rio Tinto Finance USA, Ltd.
5.20%, 11/02/40	2,946,000	3,248,996

		8,356,500

Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	958,440

Canada — 4.7%
Bombardier, Inc.
6.00%, 10/15/22 144AΔ	745,000	753,381
Canada Generic Residual STRIP
1.99%, 06/01/25(C)Ω†	3,685,000	2,598,499
Glencore Finance Canada, Ltd.
6.00%, 11/15/41 144AΔ	3,591,000	3,883,311
Ontario Generic Residual STRIP
3.28%, 03/08/29(C)Ω†	4,600,000	2,532,495
Saskatchewan Residual STRIP
2.22%, 02/04/22(C)Ω†	3,000,000	2,139,273
Talisman Energy, Inc.
6.25%, 02/01/38	450,000	458,243
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	1,541,000	1,823,277

		14,188,479

Cayman Islands — 0.6%
Transocean, Inc.
6.38%, 12/15/21Δ	40,000	36,948
3.80%, 10/15/22Δ	85,000	68,989
XLIT, Ltd.
6.25%, 05/15/27Δ	1,530,000	1,851,519

		1,957,456

Ireland — 0.1%
eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	261,977

Italy — 0.6%
Telecom Italia Capital SA
6.38%, 11/15/33	755,000	777,650
6.00%, 09/30/34Δ	1,010,000	1,015,050

		1,792,700

Luxembourg — 0.4%
ArcelorMittal
7.50%, 10/15/39Δ	215,000	223,600
7.25%, 03/01/41Δ	975,000	989,625

		1,213,225

Malaysia — 0.1%
Telekom Malaysia Bhd
7.88%, 08/01/25 144A	225,000	299,981

Mexico — 1.1%
America Movil SAB de CV
8.46%, 12/18/36(M)	12,000,000	819,784
6.45%, 12/05/22(M)	2,600,000	173,142
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,662,092

	Par	Value
10.00%, 12/05/24(M)	$3,500,000	$311,313
7.50%, 06/03/27(M)	3,500,000	265,326
8.50%, 05/31/29(M)	500,000	41,035
7.75%, 05/29/31(M)	1,000,000	77,132

		3,349,824

Netherlands — 4.0%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.25%, 05/24/41	1,023,000	1,228,213
5.75%, 12/01/43	2,750,000	3,294,580
EDP Finance BV
4.90%, 10/01/19 144AΔ	500,000	521,660
Enel Finance International NV
6.80%, 09/15/37 144A	100,000	128,265
6.00%, 10/07/39 144A	2,210,000	2,605,767
Koninklijke Philips Electronics NV
6.88%, 03/11/38	3,250,000	4,428,456

		12,206,941

New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	945,000	778,810

Norway — 0.4%
Norway Government Bond
5.00%, 05/15/15(K)	540,000	73,476
4.25%, 05/19/17(K)	7,670,000	1,111,601

		1,185,077

Spain — 0.8%
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	83,122
7.05%, 06/20/36	1,720,000	2,269,640

		2,352,762

Supranational — 0.8%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,115,000	2,570,930

United Kingdom — 3.8%
Barclays Bank PLC
3.68%, 08/20/15(W)	740,000,000	683,319
Ensco PLC
5.75%, 10/01/44Δ	2,434,000	2,450,889
HBOS PLC
6.00%, 11/01/33 144A	925,000	1,050,936
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	2,013,000	1,962,472
Standard Chartered PLC
5.70%, 03/26/44 144A	4,985,000	5,207,142

		11,354,758

Total Foreign Bonds (Cost $56,454,296)		62,827,860

MORTGAGE-BACKED SECURITY — 0.3%
Community Program Loan Trust
4.50%, 04/01/29
(Cost $924,080)	1,020,947	1,029,898

See Notes to Financial Statements.	139

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MUNICIPAL BONDS — 2.1%
State of Illinois, General Obligation
5.10%, 06/01/33	$635,000	$630,993
State of Illinois, General Obligation, Series B
5.52%, 04/01/38	425,000	419,156
University of California, Revenue Bond, Series AD
4.86%, 05/15/12	4,912,000	5,122,430

Total Municipal Bonds (Cost $5,826,991)		6,172,579

U.S. TREASURY OBLIGATIONS — 21.6%
U.S. Treasury Bonds
4.50%, 02/15/36Δ	13,161,000	17,558,630
2.75%, 11/15/42Δ	1,200,000	1,198,969
2.88%, 05/15/43	1,345,000	1,375,893
3.75%, 11/15/43	4,844,300	5,824,137
3.63%, 02/15/44	9,867,000	11,612,995
3.38%, 05/15/44Δ	1,808,000	2,035,696
3.13%, 08/15/44Δ	18,257,000	19,659,083

		59,265,403

U.S. Treasury Notes
0.25%, 02/29/16	860,000	858,992
2.25%, 11/15/24Δ	4,900,000	4,933,688

		5,792,680

Total U.S. Treasury Obligations (Cost $61,945,716)		65,058,083

	Shares
COMMON STOCK — 0.1%
Consumer Discretionary — 0.1%
Ford Motor Co.Δ (Cost $306,191)	20,420	316,510

PREFERRED STOCKS — 0.2%
Alcoa, Inc.,
5.38%, 10/01/17 CONVΔ	680	34,306
Ally Financial, Inc.,
7.00%, 12/31/49 144A	82	81,967
Chesapeake Energy Corporation,
5.00%, 12/31/49 CONV	620	61,076
Chesapeake Energy Corporation,
5.75%, 12/31/49 CONV 144AΔ	80	81,900
El Paso Energy Capital Trust I,
4.75%, 03/31/28 CONV	5,350	324,424

Total Preferred Stocks (Cost $400,418)		583,673

	Shares	Value
MONEY MARKET FUNDS — 18.7%
GuideStone Money Market Fund (Investor Class)¥	13,064,969	$13,064,969
Northern Institutional Liquid Assets Portfolio§	43,396,372	43,396,372

Total Money Market Funds (Cost $56,461,341)		56,461,341

TOTAL INVESTMENTS — 113.2% (Cost $309,225,848)		341,421,665

Liabilities in Excess of Other Assets — (13.2)%		(39,788,017)

NET ASSETS — 100.0%		$301,633,648

140	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$3,082,554	$—	$3,082,554	$—
Common Stock	316,510	316,510	—	—
Corporate Bonds	145,889,167	—	143,767,371	2,121,796
Foreign Bonds	62,827,860	—	62,827,860	—
Money Market Funds	56,461,341	56,461,341	—	—
Mortgage-Backed Security	1,029,898	—	1,029,898	—
Municipal Bonds	6,172,579	—	6,172,579	—
Preferred Stocks	583,673	583,673	—	—
U.S. Treasury Obligations	65,058,083	—	65,058,083	—

Total Assets - Investments in Securities	$341,421,665	$57,361,524	$281,938,345	$2,121,796

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2014.

See Notes to Financial Statements.	141

Global Bond Fund (Unaudited)

Coming into 2014, the major central banks were working in tandem in an effort to stimulate economic growth through extreme accommodative policies. However, during 2014, a divergence in monetary policies began to surface as the economies in the United States and United Kingdom appeared to be farther down the path of recovery compared to others. Both the Federal Reserve and the Bank of England appear poised to implement rate hikes during 2015, but even so, the policy rates in these two countries should remain historically low. Government yields ended the year lower in the major regions of the U.S., Europe and Japan reflecting the heightened concern over global economic growth (especially in Continental Europe, Japan and China), low inflationary pressures and elevated geopolitical risks. Related to currency, the U.S. dollar appreciated against most currencies, including the Great Britain pound, the Japanese yen and the euro. In many cases, returns were positive in government bond markets in local currencies, but the appreciating U.S. dollar served as an offset to gains for U.S. based investors. The global bond market, as measured by the Barclays Global Aggregate Index, posted an annual return of 0.59%. Emerging market debt, as measured by the J.P. Morgan EMBI+ (a U.S. dollar denominated index), generated an annual return of 6.15%.

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2014, the Fund outperformed its composite benchmark, 50% Barclays Global Aggregate Bond Index – Unhedged, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield Index – 2% Issuer Capped (2.90% versus 2.45%). The outperformance was primarily generated during the first and third quarters. The Fund’s benchmark-relative outperformance was attributable to several factors including exposure to and security selection within the corporate bond sector. Also, a yield curve strategy that focused on the long end of the U.S. yield curve benefitted performance as the yield curve flattened and long-term yields declined. During the year, the Fund utilized U.S. and non-U.S. government futures and options to manage yield curve and duration strategies. These strategies, in aggregate, detracted modestly from the Fund’s performance. Additionally, the Fund used currency forward contracts and options on currency forwards for hedging purposes which slightly benefited the Fund’s value.

This Fund may be suitable for investors who have a medium to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities, commonly known as junk bonds. While offering higher current yields, these securities may be considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Foreign Bonds	39.6
Corporate Bonds	35.5
Money Market Funds	21.2
U.S. Treasury Obligations	10.1
Common Stocks	1.3
Loan Agreements	1.1
Foreign Government Inflation-Linked Note	0.8
Preferred Stocks	0.6
Foreign Common Stocks	0.3
Mortgage-Backed Security	0.1
Municipal Bond	0.1
Purchased Option	—	**

	110.7

**	Rounds to less than 0.005%.

Global Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	2.90%	2.45%
Five Year	6.16%	5.34%
Since Inception	5.88%	5.97%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.85%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Global Aggregate Bond Index — Unhedged and 25% Barclays U.S. Corporate High Yield – 2% Issuer Capped Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Par	Value
CORPORATE BONDS — 35.5%
24 Hour Holdings III LLC
8.00%, 06/01/22 144AΔ	$50,000	$40,250
Acadia Healthcare Co., Inc.
12.88%, 11/01/18	106,000	119,780
5.13%, 07/01/22	110,000	108,900
Access Midstream Partners LP
6.13%, 07/15/22Δ	150,000	160,125
4.88%, 05/15/23	720,000	734,400
Activision Blizzard, Inc.
5.63%, 09/15/21 144A	70,000	73,675
6.13%, 09/15/23 144AΔ	60,000	64,800
AECOM Technology Corporation
5.75%, 10/15/22 144A	55,000	56,375
5.88%, 10/15/24 144A	245,000	251,125
AES Corporation
8.00%, 06/01/20	350,000	401,625
7.38%, 07/01/21Δ	170,000	192,950
4.88%, 05/15/23	1,710,000	1,705,725
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	275,000	264,000
Alcoa, Inc.
5.87%, 02/23/22Δ	5,000	5,539
5.90%, 02/01/27	825,000	900,511
6.75%, 01/15/28	1,380,000	1,555,379
5.95%, 02/01/37Δ	65,000	66,606
Ally Financial, Inc.
5.50%, 02/15/17	70,000	73,675
8.00%, 12/31/18	104,000	118,040
3.50%, 01/27/19	1,000,000	990,500
8.00%, 03/15/20Δ	161,000	190,382
7.50%, 09/15/20	332,000	390,100
5.13%, 09/30/24Δ	920,000	936,100
8.00%, 11/01/31	345,000	440,738
American Airlines Group, Inc.
5.50%, 10/01/19 144AΔ	1,825,000	1,863,781
American Axle & Manufacturing, Inc.
6.63%, 10/15/22	150,000	159,750
American International Group, Inc.
5.45%, 05/18/17Δ	25,000	27,293
Anadarko Petroleum Corporation
5.95%, 09/15/16	10,000	10,698
6.38%, 09/15/17	80,000	89,000
Antero Resources Corporation
5.13%, 12/01/22 144AΔ	160,000	151,600
Appvion, Inc.
9.00%, 06/01/20 144A	210,000	144,900
Arch Coal, Inc.
9.88%, 06/15/19Δ	400,000	138,000
Ashtead Capital, Inc.
5.63%, 10/01/24 144A	330,000	339,075
AT&T, Inc.
3.88%, 08/15/21	60,000	62,870
Atlas Pipeline Partners LP
4.75%, 11/15/21	110,000	105,050
Atrium Windows & Doors, Inc.
7.75%, 05/01/19 144A	565,000	477,425
Atwood Oceanics, Inc.
6.50%, 02/01/20	180,000	165,600

	Par	Value
Avon Products, Inc.
6.95%, 03/15/43Δ	$105,000	$87,150
Ball Corporation
5.75%, 05/15/21	380,000	399,950
Bank of America Corporation
5.49%, 03/15/19	100,000	110,860
4.25%, 10/22/26	100,000	99,913
6.11%, 01/29/37	1,300,000	1,539,934
5.20%, 12/29/49†	550,000	509,438
Barrick North America Finance LLC
5.75%, 05/01/43	1,000,000	995,673
Beazer Homes USA, Inc.
7.25%, 02/01/23Δ	50,000	48,750
Best Buy Co., Inc.
5.00%, 08/01/18	3,455,000	3,591,041
Blue Racer Midstream LLC
6.13%, 11/15/22 144AΔ	200,000	193,500
California Resources Corporation
6.00%, 11/15/24 144AΔ	970,000	824,500
Calpine Corporation
6.00%, 01/15/22 144A	310,000	331,700
5.88%, 01/15/24 144A	304,000	325,280
Calumet Specialty Products Partners LP
6.50%, 04/15/21 144A	230,000	206,425
CBS Outdoor Americas Capital LLC
5.25%, 02/15/22 144AΔ	110,000	111,100
5.63%, 02/15/24 144AΔ	40,000	40,300
5.88%, 03/15/25 144A	170,000	171,275
CCO Holdings LLC
7.00%, 01/15/19Δ	230,000	239,200
CCOH Safari LLC
5.50%, 12/01/22	140,000	142,450
5.75%, 12/01/24	60,000	60,825
Cemex Finance LLC
9.38%, 10/12/22	550,000	616,000
Centene Corporation
4.75%, 05/15/22Δ	100,000	100,375
Century Intermediate Holding Co. 2
Cash coupon 9.75%, 02/15/19 PIK 144AΔ	130,000	137,150
CenturyLink, Inc.
7.60%, 09/15/39	755,000	751,225
Chesapeake Energy Corporation
6.63%, 08/15/20	5,000	5,338
6.88%, 11/15/20Δ	75,000	81,000
6.13%, 02/15/21Δ	140,000	147,700
5.38%, 06/15/21Δ	80,000	80,350
4.88%, 04/15/22Δ	50,000	48,875
5.75%, 03/15/23Δ	140,000	144,900
2.75%, 11/15/35 CONVΔ	170,000	170,638
2.50%, 05/15/37 CONV	340,000	331,925
2.25%, 12/15/38 CONV	1,150,000	1,038,594
Chrysler Group LLC
8.25%, 06/15/21	200,000	222,500
Ciena Corporation
0.88%, 06/15/17 CONVΔ	2,085,000	2,075,878
3.75%, 10/15/18 CONV 144A	415,000	515,897

144	See Notes to Financial Statements.

	Par	Value
Cimarex Energy Co.
4.38%, 06/01/24	$90,000	$86,175
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	146,862
CIT Group, Inc.
5.00%, 08/15/22	500,000	515,625
5.00%, 08/01/23	670,000	690,100
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	507,059
3.50%, 05/15/23	1,305,000	1,271,769
5.35%, 04/29/49†	360,000	333,900
6.30%, 12/29/49†	370,000	365,375
Cleaver-Brooks, Inc.
8.75%, 12/15/19 144A	110,000	116,325
Cliffs Natural Resources, Inc.
5.70%, 01/15/18Δ	180,000	117,900
6.25%, 10/01/40Δ	1,920,000	1,008,000
Cloud Peak Energy Resources LLC
6.38%, 03/15/24Δ	60,000	56,100
Cogent Communications Holdings, Inc.
8.38%, 02/15/18 144A	410,000	430,500
Colorado Interstate Gas Co. LLC
5.95%, 03/15/15	20,000	20,224
6.80%, 11/15/15Δ	125,000	130,779
Comcast Corporation
5.15%, 03/01/20	170,000	192,749
Compiler Finance Sub, Inc.
7.00%, 05/01/21 144A	40,000	34,600
Concho Resources, Inc.
5.50%, 10/01/22Δ	520,000	527,800
5.50%, 04/01/23Δ	700,000	706,790
ConocoPhillips
6.50%, 02/01/39	20,000	26,664
CONSOL Energy, Inc.
8.25%, 04/01/20	621,000	646,616
5.88%, 04/15/22 144AΔ	70,000	65,450
Continental Airlines 2007-1 Class A Pass Through Trust
5.98%, 10/19/23	449,950	493,821
Continental Airlines 2009-1 Pass Through Trust
9.00%, 01/08/18	932,950	1,026,245
Continental Resources, Inc.
4.50%, 04/15/23	15,000	14,291
3.80%, 06/01/24Δ	50,000	44,813
Countrywide Financial Corporation
6.25%, 05/15/16	280,000	297,273
Crestwood Midstream Partners LP
6.00%, 12/15/20	250,000	240,625
6.13%, 03/01/22	120,000	115,200
CSC Holdings LLC
6.75%, 11/15/21Δ	210,000	232,838
5.25%, 06/01/24 144A	140,000	141,050
CST Brands, Inc.
5.00%, 05/01/23	170,000	172,550
CTR Partnership LP
5.88%, 06/01/21	500,000	508,750
Cummins, Inc.
5.65%, 03/01/98	860,000	1,063,253

	Par	Value
D.R. Horton, Inc.
4.38%, 09/15/22	$1,405,000	$1,383,925
DaVita HealthCare Partners, Inc.
5.13%, 07/15/24	90,000	91,969
Delta Air Lines 2007-1 Class B Pass Through Trust
8.02%, 02/10/24	63,899	73,803
Dillard’s, Inc.
7.75%, 07/15/26	890,000	994,575
DISH DBS Corporation
5.88%, 07/15/22	600,000	616,500
5.88%, 11/15/24 144A	470,000	473,525
DJO Finance LLC
8.75%, 03/15/18	600,000	627,000
9.88%, 04/15/18	30,000	30,600
DPL, Inc.
6.75%, 10/01/19 144A	390,000	395,850
DS Services of America, Inc.
10.00%, 09/01/21 144A	265,000	306,075
Dynegy Holdings Escrow
0.00%, 06/01/19+Ω†#	893,000	—
Eagle Spinco, Inc.
4.63%, 02/15/21	520,000	494,650
El Paso LLC
7.75%, 01/15/32Δ	80,000	98,800
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	114,142
8.38%, 06/15/32	75,000	98,876
Embarq Corporation
8.00%, 06/01/36	995,000	1,114,400
Enterprise Products Operating LLC
8.38%, 08/01/66†	60,000	64,449
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,439,857
Erickson, Inc.
8.25%, 05/01/20Δ	250,000	221,250
ExamWorks Group, Inc.
9.00%, 07/15/19	60,000	64,200
EXCO Resources, Inc.
7.50%, 09/15/18	150,000	115,406
Exterran Partners LP
6.00%, 10/01/22 144A	90,000	77,400
First Cash Financial Services, Inc.
6.75%, 04/01/21Δ	40,000	41,800
First Data Corporation
12.63%, 01/15/21	320,000	380,800
First Quality Finance Co., Inc.
4.63%, 05/15/21 144A	30,000	27,600
First Wind Capital LLC
10.25%, 06/01/18 144A	150,000	159,562
FirstEnergy Corporation
7.38%, 11/15/31	185,000	224,495
Florida East Coast Holdings Corporation
6.75%, 05/01/19 144A	140,000	138,950
9.75%, 05/01/20 144A	120,000	120,000
Ford Motor Co.
6.63%, 10/01/28Δ	850,000	1,046,441
Fresenius Medical Care US Finance, Inc.
5.75%, 02/15/21 144A	750,000	803,438

See Notes to Financial Statements.	145

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Fresenius US Finance II, Inc.
8.75%, 07/15/15 144A(E)	$30,000	$37,970
Frontier Communications Corporation
7.88%, 01/15/27	405,000	406,012
FTS International, Inc.
6.25%, 05/01/22 144A	200,000	149,000
GameStop Corporation
5.50%, 10/01/19 144AΔ	295,000	297,212
Gannett Co., Inc.
4.88%, 09/15/21 144A	70,000	69,650
General Electric Capital Corporation
4.88%, 03/04/15	370,000	372,723
6.50%, 09/28/15(Z)	255,000	202,644
6.75%, 09/26/16(Z)	150,000	122,109
3.15%, 09/07/22	330,000	336,681
6.75%, 03/15/32	30,000	41,092
General Motors Financial Co., Inc.
2.75%, 05/15/16Δ	10,000	10,181
4.38%, 09/25/21	420,000	438,900
GenOn REMA LLC
9.68%, 07/02/26	300,000	318,000
Genworth Holdings, Inc.
4.90%, 08/15/23	160,000	129,773
4.80%, 02/15/24Δ	95,000	77,551
6.50%, 06/15/34Δ	110,000	91,917
Geo Group, Inc.
5.88%, 10/15/24	100,000	101,750
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	939,996
Goldman Sachs Group, Inc.
2.90%, 07/19/18	130,000	133,431
4.75%, 10/12/21(E)	150,000	214,058
6.75%, 10/01/37	355,000	447,225
Goodyear Tire & Rubber Co.
7.00%, 03/15/28	690,000	717,600
Griffon Corporation
5.25%, 03/01/22	950,000	893,000
Group 1 Automotive, Inc.
5.00%, 06/01/22 144A	80,000	78,600
GTP Acquisition Partners I LLC
7.63%, 06/15/41 144A	150,000	157,217
Guitar Center, Inc.
9.63%, 04/15/20 144AΔ	200,000	132,000
Gulfmark Offshore, Inc.
6.38%, 03/15/22	220,000	166,100
Gulfport Energy Corporation
7.75%, 11/01/20 144AΔ	30,000	29,475
Halcon Resources Corporation
9.75%, 07/15/20	70,000	52,850
8.88%, 05/15/21Δ	270,000	204,525
9.25%, 02/15/22Δ	1,440,000	1,062,000
Hardwoods Acquisition, Inc.
7.50%, 08/01/21 144A	90,000	89,100
HCA, Inc.
7.19%, 11/15/15	205,000	214,481
7.50%, 02/15/22	500,000	572,500
7.50%, 12/15/23	770,000	868,175
8.36%, 04/15/24	90,000	106,200
7.69%, 06/15/25	815,000	920,950
7.58%, 09/15/25	715,000	804,375

	Par	Value
7.05%, 12/01/27	$20,000	$20,500
7.50%, 11/06/33	205,000	217,300
7.75%, 07/15/36	120,000	129,600
Hercules Offshore, Inc.
10.25%, 04/01/19 144AΔ	250,000	133,750
8.75%, 07/15/21 144AΔ	735,000	345,450
7.50%, 10/01/21 144A	1,865,000	829,925
6.75%, 04/01/22 144A	70,000	30,450
Hercules, Inc.
6.50%, 06/30/29	250,000	226,250
Hexion US Finance Corporation
6.63%, 04/15/20	160,000	157,600
9.00%, 11/15/20	185,000	134,125
Hiland Partners LP
7.25%, 10/01/20 144A	545,000	520,475
Hilton Worldwide Finance LLC
5.63%, 10/15/21Δ	180,000	189,000
HJ Heinz Co.
4.25%, 10/15/20Δ	550,000	556,875
Howard Hughes Corporation
6.88%, 10/01/21 144A	140,000	145,600
IASIS Healthcare LLC
8.38%, 05/15/19Δ	520,000	547,300
Idearc, Inc. Escrow
0.00%, 11/15/16+Ω#	185,000	—
Intel Corporation
2.95%, 12/15/35 CONVΔ	580,000	763,425
3.25%, 08/01/39 CONV	460,000	800,690
Interactive Data Corporation
5.88%, 04/15/19 144AΔ	50,000	49,875
International Lease Finance Corporation
3.88%, 04/15/18	10,000	10,019
6.25%, 05/15/19	75,000	82,125
4.63%, 04/15/21	300,000	305,812
5.88%, 08/15/22	230,000	250,125
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	919,575
iStar Financial, Inc.
6.05%, 04/15/15	20,000	20,250
3.88%, 07/01/16Δ	30,000	30,186
3.00%, 11/15/16 CONV	15,000	19,003
7.13%, 02/15/18	150,000	158,250
4.88%, 07/01/18	95,000	93,694
JC Penney Corporation, Inc.
6.38%, 10/15/36	480,000	315,600
7.63%, 03/01/97Δ	815,000	544,012
Jefferies Finance LLC
7.50%, 04/15/21 144AΔ	275,000	256,781
6.88%, 04/15/22 144A	200,000	184,000
Jefferies Group LLC
5.13%, 04/13/18	55,000	58,091
6.88%, 04/15/21	270,000	308,275
5.13%, 01/20/23	305,000	310,546
6.45%, 06/08/27	35,000	36,489
3.88%, 11/01/29 CONV	55,000	57,028
6.25%, 01/15/36	1,135,000	1,121,123
6.50%, 01/20/43	510,000	521,932
Jones Group, Inc.
6.13%, 11/15/34	130,000	79,300
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	360,000	279,412
3.38%, 05/01/23Δ	400,000	396,152

146	See Notes to Financial Statements.

	Par	Value
JPMorgan Chase Bank NA
4.38%, 11/30/21(E)†	$350,000	$445,716
Jurassic Holdings III, Inc.
6.88%, 02/15/21 144A	60,000	56,100
K Hovnanian Enterprises, Inc.
5.00%, 11/01/21	795,000	674,756
KB Home
1.38%, 02/01/19 CONVΔ	220,000	219,175
Key Energy Services, Inc.
6.75%, 03/01/21Δ	170,000	107,100
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	84,561
6.95%, 01/15/38	90,000	104,189
Kinder Morgan, Inc.
5.63%, 11/15/23 144A	120,000	128,671
Lantheus Medical Imaging, Inc.
9.75%, 05/15/17Δ	380,000	366,225
Lennar Corporation
5.60%, 05/31/15	1,400,000	1,424,500
4.75%, 11/15/22	315,000	310,275
Level 3 Financing, Inc.
9.38%, 04/01/19	20,000	21,200
7.00%, 06/01/20	930,000	984,638
8.63%, 07/15/20	220,000	238,425
Linn Energy LLC
6.50%, 05/15/19Δ	190,000	163,400
Magnum Hunter Resources Corporation
9.75%, 05/15/20	470,000	373,650
MarkWest Energy Partners LP
6.25%, 06/15/22	288,000	299,520
5.50%, 02/15/23Δ	240,000	244,200
4.88%, 12/01/24Δ	460,000	451,950
Masco Corporation
5.85%, 03/15/17	90,000	96,975
7.75%, 08/01/29	250,000	288,750
6.50%, 08/15/32	175,000	179,813
MBIA Insurance Corporation
11.49%, 01/15/33 144A	435,000	265,350
Meccanica Holdings USA, Inc.
6.25%, 01/15/40 144A	335,000	320,762
MedImpact Holdings, Inc.
10.50%, 02/01/18 144AΔ	290,000	305,950
Merrill Lynch & Co., Inc.
6.05%, 06/01/34	700,000	843,627
Michael Baker International LLC
8.25%, 10/15/18 144A	100,000	100,000
Mirant Mid Atlantic Pass Through Trust
10.06%, 12/30/28	165,630	177,224
Morgan Stanley
4.75%, 11/16/18(A)	275,000	233,039
5.75%, 01/25/21	205,000	235,635
3.13%, 08/05/21(C)	535,000	463,226
3.75%, 02/25/23	125,000	128,452
4.10%, 05/22/23	370,000	374,998
6.25%, 08/09/26	400,000	483,275
4.35%, 09/08/26Δ	940,000	946,907
Motorola Solutions, Inc.
6.63%, 11/15/37	105,000	120,828
Murphy Oil USA, Inc.
6.00%, 08/15/23Δ	160,000	168,000

	Par	Value
Murray Energy Corporation
9.50%, 12/05/20 144A	$230,000	$231,150
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,587,922
Natural Resource Partners LP / NRP Finance Corporation
9.13%, 10/01/18	70,000	68,250
Navient Corporation
5.88%, 10/25/24Δ	500,000	477,500
Neiman Marcus Group LTD LLC
Cash coupon 8.75% or PIK 9.50%, 10/15/21 144AΔ	130,000	138,450
NES Rentals Holdings, Inc.
7.88%, 05/01/18 144A	60,000	61,200
Newell Rubbermaid, Inc.
4.00%, 12/01/24	445,000	455,062
Newfield Exploration Co.
5.63%, 07/01/24	955,000	949,628
Newmont Mining Corporation
4.88%, 03/15/42	575,000	502,584
Old Republic International Corporation
3.75%, 03/15/18 CONVΔ	1,600,000	1,862,000
4.88%, 10/01/24	520,000	544,909
Owens Corning
7.00%, 12/01/36	1,800,000	2,236,763
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A	1,500,000	1,516,875
Pactiv LLC
8.38%, 04/15/27	200,000	203,000
Parker Drilling Co.
6.75%, 07/15/22	80,000	60,800
Parsley Energy LLC
7.50%, 02/15/22 144A	330,000	314,325
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	1,005,490
Penn Virginia Resource Partners LP
6.50%, 05/15/21	160,000	162,400
Pioneer Natural Resources Co.
5.88%, 07/15/16	900,000	956,224
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,713,750
6.38%, 05/15/33	470,000	472,350
6.00%, 02/15/35	180,000	172,800
QEP Resources, Inc.
6.88%, 03/01/21	290,000	298,700
5.25%, 05/01/23Δ	1,900,000	1,786,000
Quicksilver Resources, Inc.
11.00%, 07/01/21	90,000	22,950
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	248,175
Qwest Corporation
7.25%, 09/15/25	615,000	733,865
6.88%, 09/15/33	2,500,000	2,520,165
7.25%, 10/15/35Δ	110,000	113,931
Rain CII Carbon LLC
8.50%, 01/15/21(E)	100,000	124,962
Range Resources Corporation
5.00%, 03/15/23Δ	240,000	241,200
Regency Energy Partners LP
5.88%, 03/01/22	340,000	340,850

See Notes to Financial Statements.	147

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.00%, 10/01/22Δ	$80,000	$76,000
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	564,990
Resolute Forest Products, Inc.
5.88%, 05/15/23Δ	190,000	181,450
Reynolds Group Issuer, Inc.
9.00%, 04/15/19	330,000	343,200
5.75%, 10/15/20	60,000	61,800
Rice Energy, Inc.
6.25%, 05/01/22 144AΔ	160,000	149,600
Rock-Tenn Co.
4.00%, 03/01/23	430,000	438,802
RPM International, Inc.
2.25%, 12/15/20 CONVΔ	47,000	55,019
RR Donnelley & Sons Co.
7.00%, 02/15/22Δ	495,000	533,362
6.00%, 04/01/24Δ	415,000	408,775
Ryerson, Inc.
9.00%, 10/15/17	440,000	453,200
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	100,000	98,750
Samson Investment Co.
9.75%, 02/15/20Δ	330,000	138,394
Sanchez Energy Corporation
7.75%, 06/15/21Δ	330,000	308,550
6.13%, 01/15/23 144AΔ	330,000	278,025
SandRidge Energy, Inc.
7.50%, 02/15/23	250,000	161,250
Service Corporation International
7.50%, 04/01/27	75,000	84,750
ServiceMaster Co.
7.00%, 08/15/20	460,000	478,400
7.45%, 08/15/27	900,000	864,000
Shea Homes LP
8.63%, 05/15/19Δ	610,000	643,550
Sidewinder Drilling, Inc.
9.75%, 11/15/19 144A	820,000	465,350
SLM Corporation
5.00%, 06/15/18	700,000	696,500
8.45%, 06/15/18	472,000	527,460
5.50%, 01/15/19	75,000	76,875
4.88%, 06/17/19	220,000	221,188
8.00%, 03/25/20	230,000	255,300
5.50%, 01/25/23Δ	1,720,000	1,651,200
6.13%, 03/25/24	1,480,000	1,457,800
Southern Copper Corporation
5.25%, 11/08/42Δ	550,000	494,090
Spencer Spirit Holdings, Inc. Cash coupon 9.00% or PIK
9.75%, 05/01/18 144A	206,000	208,575
Springleaf Finance Corporation
5.75%, 09/15/16	700,000	724,500
6.50%, 09/15/17	400,000	421,000
7.75%, 10/01/21	145,000	163,125
8.25%, 10/01/23	55,000	61,600
Sprint Capital Corporation
6.88%, 11/15/28	2,915,000	2,579,775
8.75%, 03/15/32	945,000	919,012
Sprint Corporation
7.88%, 09/15/23	510,000	506,022
Steel Dynamics, Inc.
7.63%, 03/15/20Δ	100,000	104,750
6.38%, 08/15/22Δ	400,000	426,000

	Par	Value
SunCoke Energy Partners LP
7.38%, 02/01/20 144A	$40,000	$41,750
Targa Resources Partners LP
4.25%, 11/15/23	110,000	100,650
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144AΔ	410,000	405,900
Teleflex, Inc.
5.25%, 06/15/24 144A	50,000	50,125
Tenet Healthcare Corporation
6.88%, 11/15/31	85,000	80,325
Tesoro Logistics LP
6.25%, 10/15/22 144A	100,000	100,250
Textron, Inc.
6.63%, 04/07/20(U)	130,000	238,428
Time Warner Cable, Inc.
8.75%, 02/14/19	190,000	235,401
8.25%, 04/01/19	40,000	49,011
Time Warner, Inc.
4.00%, 01/15/22Δ	100,000	104,684
TMX Finance LLC
8.50%, 09/15/18 144A	50,000	42,250
Toys “R” Us, Inc.
7.38%, 10/15/18Δ	215,000	142,438
TransDigm, Inc.
7.50%, 07/15/21	970,000	1,037,900
6.50%, 07/15/24	199,000	200,990
Triumph Group, Inc.
5.25%, 06/01/22	50,000	50,125
United Air Lines 2007-1 Pass-Through Trust
6.64%, 01/02/24Δ	206,690	223,225
United Air Lines 2009-1 Pass-Through Trust
10.40%, 05/01/18Δ	31,265	34,838
United Air Lines 2014-1 Class A Pass Through Trust
4.00%, 10/11/27Δ	250,000	256,250
United Air Lines 2014-2 Class B Pass Through Trust
4.63%, 03/03/24	90,000	88,200
United Rentals North America, Inc.
8.38%, 09/15/20Δ	270,000	290,925
United States Steel Corporation
6.65%, 06/01/37	545,000	500,038
Universal Hospital Services, Inc.
7.63%, 08/15/20	140,000	121,100
Univision Communications, Inc.
7.88%, 11/01/20 144A	267,000	285,690
US Airways 2012-1 Class A Pass Through Trust
5.90%, 04/01/26	299,595	334,049
US Airways 2012-1 Class B Pass Through Trust
8.00%, 04/01/21	523,845	581,468
US Airways 2012-1 Class C Pass Through Trust
9.13%, 10/01/15	287,521	297,584
US Airways 2012-2 Class A Pass Through Trust
4.63%, 12/03/26	244,535	257,831

148	See Notes to Financial Statements.

	Par	Value
Valeant Pharmaceuticals International
6.38%, 10/15/20 144A	$10,000	$10,488
Verizon Communications, Inc.
6.00%, 04/01/41	70,000	82,797
6.55%, 09/15/43	342,000	438,795
5.01%, 08/21/54 144A	341,000	354,329
Verizon Pennsylvania LLC
6.00%, 12/01/28Δ	35,000	39,234
Watco Cos., LLC
6.38%, 04/01/23 144A	100,000	99,500
WellPoint, Inc.
6.38%, 06/15/37	221,000	287,784
Wells Fargo & Co.
4.48%, 01/16/24Δ	124,000	132,456
West Corporation
5.38%, 07/15/22 144A	490,000	469,175
Westvaco Corporation
8.20%, 01/15/30	145,000	192,315
7.95%, 02/15/31	45,000	59,500
WEX, Inc.
4.75%, 02/01/23 144AΔ	440,000	426,800
Weyerhaeuser Co.
8.50%, 01/15/25	405,000	536,145
6.95%, 10/01/27	55,000	67,595
7.38%, 03/15/32	370,000	493,927
6.88%, 12/15/33	490,000	642,450
Weyerhaeuser Real Estate Co.
4.38%, 06/15/19 144A	65,000	64,106
William Lyon Homes, Inc.
7.00%, 08/15/22 144A	90,000	91,350
Williams Cos., Inc.
7.50%, 01/15/31	60,000	63,814
Windstream Corporation
7.75%, 10/01/21Δ	220,000	225,500
XPO Logistics, Inc.
7.88%, 09/01/19 144AΔ	90,000	94,500
Zayo Group LLC
8.13%, 01/01/20Δ	278,000	295,723

Total Corporate Bonds (Cost $136,513,108)		142,582,342

FOREIGN BONDS — 39.6%
Argentina — 0.1%
Pan American Energy LLC
7.88%, 05/07/21Δ	156,000	159,900
7.88%, 05/07/21 144A	61,000	62,525

		222,425

Australia — 0.7%
Barminco Finance Proprietary, Ltd.
9.00%, 06/01/18 144A	60,000	54,900
FMG Resources August 2006 Proprietary, Ltd.
6.88%, 04/01/22 144AΔ	380,000	317,775
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	2,620,000	2,370,680
Queensland Treasury Corporation
7.13%, 09/18/17 144A(Z)	275,000	231,448

		2,974,803

	Par	Value
Bermuda — 0.5%
Digicel Group, Ltd.
8.25%, 09/30/20Δ	$550,000	$536,250
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	215,750
Sirius International Group, Ltd.
6.38%, 03/20/17 144A	1,250,000	1,373,545

		2,125,545

Brazil — 1.8%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/17(B)	7,053,000	2,533,951
BRF SA
4.75%, 05/22/24 144AΔ	422,000	410,922
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21Δ	200,000	193,000
Federal Republic of Brazil
10.25%, 01/10/28(B)	5,250,000	1,992,796
Oi SA
5.75%, 02/10/22 144AΔ	933,000	863,025
Samarco Mineracao SA
4.13%, 11/01/22 144A	775,000	683,938
Telemar Norte Leste SA
5.50%, 10/23/20Δ	200,000	187,000
Vale SA
5.63%, 09/11/42Δ	395,000	369,882

		7,234,514

Canada — 5.4%
Air Canada
7.63%, 10/01/19 144A(C)	1,520,000	1,391,720
Atlantic Power Corporation
9.00%, 11/15/18	50,000	49,750
Bombardier, Inc.
6.00%, 10/15/22 144A	1,645,000	1,663,506
Canadian Government Bond
2.50%, 06/01/15(C)	4,720,000	4,087,809
1.50%, 08/01/15(C)	750,000	647,409
1.25%, 02/01/16(C)	3,545,000	3,059,355
Kodiak Oil & Gas Corporation
8.13%, 12/01/19	90,000	92,025
5.50%, 02/01/22	410,000	413,075
Methanex Corporation
5.25%, 03/01/22	75,000	80,687
New Red Finance, Inc.
6.00%, 04/01/22 144AΔ	290,000	298,700
Novelis, Inc.
8.75%, 12/15/20Δ	30,000	31,950
Ontario Generic Residual STRIP
2.45%, 07/13/22(C)Ω†	2,600,000	1,855,874
3.28%, 03/08/29(C)Ω†	2,400,000	1,321,301
Pacific Rubiales Energy Corporation
5.38%, 01/26/19 144AΔ	540,000	466,560
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	645,058
Province of Ontario
2.10%, 09/08/18(C)	3,500,000	3,072,336
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	2,115,350

See Notes to Financial Statements.	149

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Stone Container Finance Company of Canada II Escrow
0.00%, 07/15/14+Ω†	$330,000	$6,600
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	46,800
Thompson Creek Metals Co., Inc.
12.50%, 05/01/19Δ	120,000	119,700
Ultra Petroleum Corporation
5.75%, 12/15/18 144AΔ	340,000	315,350

		21,780,915

Cayman Islands — 1.3%
Braskem Finance, Ltd.
5.75%, 04/15/21	900,000	911,250
Odebrecht Finance, Ltd.
4.38%, 04/25/25 144A	1,070,000	920,200
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/01/22 144AΔ	471,250	432,372
Petrobras International Finance Co. SA
6.88%, 01/20/40	390,000	362,922
6.75%, 01/27/41Δ	270,000	246,934
Transocean, Inc.
6.38%, 12/15/21Δ	95,000	87,752
3.80%, 10/15/22Δ	180,000	146,094
Vale Overseas, Ltd.
6.88%, 11/21/36	592,000	627,040
XLIT, Ltd.
6.38%, 11/15/24Δ	585,000	697,300
6.25%, 05/15/27	640,000	774,492

		5,206,356

Chile — 0.3%
AES Gener SA
5.25%, 08/15/21 144AΔ	420,000	445,589
Corporation Nacional del Cobre de Chile
3.88%, 11/03/21 144A	420,000	432,634
ENTEL Chile SA
4.88%, 10/30/24 144A	220,000	224,098

		1,102,321

Colombia — 0.8%
Colombia Government International Bond
5.63%, 02/26/44	1,457,000	1,639,125
Colombian TES
10.00%, 07/24/24(X)	23,100,000	11,612
Ecopetrol SA
5.88%, 09/18/23Δ	220,000	233,475
4.13%, 01/16/25	750,000	714,375
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21 144A	250,000	266,300
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	274,274

		3,139,161

Croatia (Hrvatska) — 0.1%
Croatia Government International Bond
5.50%, 04/04/23 144A	500,000	520,500

	Par	Value
France — 0.9%
AXA SA
6.21%, 10/29/49(E)†	$210,000	$279,625
Electricite de France SA
5.25%, 01/29/49 144A†Δ	380,000	390,450
5.63%, 12/29/49 144A†	1,360,000	1,433,440
Europcar Groupe SA
11.50%, 05/15/17(E)	123,000	167,441
Numericable-SFR
4.88%, 05/15/19 144A	870,000	865,650
5.63%, 05/15/24 144A(E)	160,000	201,111
Rexel SA
5.25%, 06/15/20 144AΔ	210,000	212,625

		3,550,342

Germany — 4.8%
Bundesrepublik Deutschland
4.00%, 07/04/16(E)	2,000	2,566
3.75%, 01/04/19(E)	4,570,000	6,372,308
3.25%, 01/04/20(E)	4,240,000	5,961,940
3.25%, 07/04/21(E)	1,300,000	1,890,241
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/23(E)	2,813,000	3,686,676
KP Germany Erste GmbH
11.63%, 07/15/17(E)	180,000	234,376
KraussMaffei Group GmbH
8.75%, 12/15/20(E)	234,000	307,871
Rearden G Holdings EINS GmbH
7.88%, 03/30/20 144A	400,000	396,000
Unitymedia KabelBW GmbH
9.50%, 03/15/21(E)	180,000	244,219

		19,096,197

Hungary — 0.7%
Hungary Government International Bond
5.75%, 11/22/23	2,654,000	2,952,575

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16+ 144A#	150,000	2

Indonesia — 0.7%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	453,000
6.63%, 02/17/37	225,000	264,937
5.25%, 01/17/42 144AΔ	770,000	784,438
Pertamina Persero PT
5.25%, 05/23/21 144A	400,000	414,000
4.88%, 05/03/22	900,000	902,250

		2,818,625

Ireland — 0.4%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 144A	200,000	213,000
7.00%, 11/15/20 144A	35,294	35,823
EDC Finance, Ltd.
4.88%, 04/17/20 144A	500,000	328,750
eircom Finance, Ltd.
9.25%, 05/15/20 144A(E)	200,000	261,977
Ono Finance II PLC
11.13%, 07/15/19(E)	110,000	141,768

150	See Notes to Financial Statements.

	Par	Value
Rosneft Oil Co via Rosneft International Finance, Ltd.
4.20%, 03/06/22	$870,000	$631,324

		1,612,642

Italy — 2.9%
Astaldi SpA
7.13%, 12/01/20(E)	100,000	124,200
7.13%, 12/01/20 144A(E)	210,000	260,820
Enel SpA
7.75%, 09/10/75(U)†	440,000	758,747
Italy Buoni Poliennali Del Tesoro
4.50%, 03/01/24(E)	6,251,000	9,311,941
Telecom Italia Capital SA
6.38%, 11/15/33	995,000	1,024,850
6.00%, 09/30/34	250,000	251,250

		11,731,808

Jersey — 0.0%
AA Bond Co., Ltd.
9.50%, 07/31/43 144A(U)	100,000	172,148

Luxembourg — 2.5%
Altice Finco SA
9.00%, 06/15/23 144A(E)	100,000	133,318
ArcelorMittal
6.13%, 06/01/18Δ	740,000	790,875
6.00%, 03/01/21Δ	30,000	31,313
7.50%, 10/15/39	510,000	530,400
7.25%, 03/01/41Δ	690,000	700,350
Ardagh Finance Holdings SA Cash coupon
8.63%, 06/15/19 PIK 144AΔ	250,522	248,017
ConvaTec Healthcare E SA
10.88%, 12/15/18(E)	100,000	128,266
CSN Resources SA
6.50%, 07/21/20Δ	400,000	370,000
6.50%, 07/21/20 144AΔ	150,000	138,750
DH Services Luxembourg S.a.r.l.
7.75%, 12/15/20 144A	90,000	94,725
Evraz Group SA
9.50%, 04/24/18	270,000	245,025
6.75%, 04/27/18 144A	440,000	369,050
6.50%, 04/22/20 144A	480,000	367,574
gategroup Finance Luxembourg SA
6.75%, 03/01/19(E)	370,000	472,344
Hannover Finance Luxembourg SA
5.75%, 09/14/40(E)†	50,000	71,439
INEOS Group Holdings SA
6.13%, 08/15/18 144AΔ	600,000	579,000
Intelsat Jackson Holdings SA
7.25%, 10/15/20	170,000	179,988
7.50%, 04/01/21	30,000	32,212
5.50%, 08/01/23Δ	2,490,000	2,484,148
Klabin Finance SA
5.25%, 07/16/24 144A	310,000	299,925
Pacific Drilling SA
5.38%, 06/01/20 144A	100,000	82,500
Play Finance 1 SA
6.50%, 08/01/19 144A(E)	120,000	154,645

	Par	Value
Puma International Financing SA
6.75%, 02/01/21 144A	$420,000	$409,080
Spie BondCo 3 SCA
11.00%, 08/15/19(E)	200,000	270,749
TMK OAO Via TMK Capital SA
6.75%, 04/03/20	200,000	115,000
Vimpel Communications OJSC Via UBS Luxembourg SA
8.25%, 05/23/16	275,000	266,750
Wind Acquisition Finance SA
7.00%, 04/23/21(E)	430,000	511,363

		10,076,806

Marshall Islands — 0.0%
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	90,000	88,200

Mexico — 4.2%
Alpek SA de CV
4.50%, 11/20/22 144AΔ	200,000	202,000
Axtel SAB de CV
8.00%, 01/31/20 STEP 144A	124,000	120,435
8.00%, 01/31/20 STEP CONV 144A(M)	141,300	12,450
Cemex SAB de CV
6.50%, 12/10/19 144A	1,100,000	1,129,700
Empresas ICA SAB de CV
8.88%, 05/29/24 144A	339,000	311,033
Mexican Bonos
8.00%, 06/11/20(M)	5,137,700	393,684
6.50%, 06/09/22(M)	45,803,100	3,262,761
8.00%, 12/07/23(M)	41,500,000	3,238,349
10.00%, 12/05/24(M)	31,500,000	2,801,814
7.50%, 06/03/27(M)	7,500,000	568,555
8.50%, 05/31/29(M)	2,000,000	164,140
7.75%, 05/29/31(M)	3,000,000	231,397
7.75%, 11/13/42(M)	22,750,000	1,779,575
Petroleos Mexicanos
5.50%, 01/21/21	750,000	815,625
6.63%, 06/15/35	516,000	598,560
6.50%, 06/02/41	135,000	155,588
5.50%, 06/27/44Δ	600,000	615,000
6.38%, 01/23/45	303,000	344,662

		16,745,328

Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A	550,000	579,562

Netherlands — 2.0%
Bharti Airtel International Netherlands BV
5.35%, 05/20/24 144A	280,000	304,338
CIMPOR Financial Operations BV
5.75%, 07/17/24 144A	360,000	316,764
EDP Finance BV
6.00%, 02/02/18 144A	600,000	650,856
4.90%, 10/01/19 144A	1,600,000	1,669,312
4.13%, 01/15/20 144AΔ	540,000	543,901
JLL/Delta Dutch Newco BV
7.50%, 02/01/22 144A	90,000	91,688

See Notes to Financial Statements.	151

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Lukoil International Finance BV
6.36%, 06/07/17	$200,000	$190,118
6.66%, 06/07/22Δ	570,000	504,450
4.56%, 04/24/23 144A	310,000	248,775
LyondellBasell Industries NV
5.75%, 04/15/24	260,000	297,905
Petrobras Global Finance BV
4.38%, 05/20/23Δ	250,000	215,645
6.25%, 03/17/24Δ	1,870,000	1,784,055
Polish Television Holding BV
Cash coupon 11.00%,
01/15/21 PIK 144A(E)	100,000	143,633
Schaeffler Holding Finance BV
Cash coupon 6.88%,
08/15/18 PIK 144A(E)	100,000	126,148
Cash coupon 6.88% or PIK
7.63%, 08/15/18 144A	200,000	209,500
Swiss Reinsurance Co. Via ELM BV
5.25%, 05/29/49(E)†	400,000	506,978
VimpelCom Holdings BV
7.50%, 03/01/22	200,000	165,000

		7,969,066

New Zealand — 0.5%
New Zealand Government Bond
5.00%, 03/15/19(Z)	2,385,000	1,965,568

Norway — 0.5%
Norway Government Bond
5.00%, 05/15/15(K)	355,000	48,304
4.25%, 05/19/17(K)	12,330,000	1,786,968
Petroleum Geo-Services ASA
7.38%, 12/15/18 144A	200,000	169,000

		2,004,272

Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36Δ	3,000	3,892

Peru — 0.1%
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144AΔ	550,000	533,500

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21Δ	200,000	217,500

Portugal — 0.4%
Portugal Government International Bond
5.13%, 10/15/24 144A	1,600,000	1,682,429

Russia — 0.5%
Russian Foreign Bond
4.88%, 09/16/23 144A	1,600,000	1,433,600
7.50%, 03/31/30 STEP	571,815	594,402

		2,028,002

South Africa — 0.1%
Edcon Proprietary, Ltd.
9.50%, 03/01/18 144A(E)	210,000	204,183

	Par	Value
Spain — 0.1%
Santander Issuances SA Unipersonal
5.91%, 06/20/16 144A	$100,000	$104,431
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	83,123

		187,554

Supranational — 0.7%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,250,000	2,682,351

Sweden — 0.1%
Corral Petroleum Holdings AB
Cash coupon 15.00% or PIK
11.00%, 12/31/17 144A(E)	64,486	69,448
TVN Finance Corporation III AB
7.38%, 12/15/20 144A(E)	125,000	167,895

		237,343

Trinidad and Tobago — 0.1%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/19 144A	340,000	402,900

Turkey — 1.2%
Turk Telekomunikasyon AS
3.75%, 06/19/19 144A	480,000	482,940
4.88%, 06/19/24 144AΔ	680,000	685,274
Turkey Government Bond
9.50%, 01/12/22(T)	900,000	419,631
7.10%, 03/08/23(T)	510,000	208,736
Turkey Government International Bond
7.50%, 07/14/17	100,000	112,000
7.00%, 03/11/19	100,000	114,375
6.25%, 09/26/22	875,000	1,000,782
5.75%, 03/22/24Δ	1,120,000	1,257,200
6.88%, 03/17/36	73,000	90,520
4.88%, 04/16/43	500,000	500,540

		4,871,998

United Arab Emirates — 0.4%
DP World, Ltd.
6.85%, 07/02/37 144A	1,500,000	1,699,170

United Kingdom — 3.8%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18(U)	310,000	517,868
Annington Finance No. 4 PLC
6.57%, 01/10/23(U)	460,000	725,754
Barclays Bank PLC
6.00%, 01/23/18(E)	450,000	624,066
Boparan Finance PLC
5.25%, 07/15/19(U)	160,000	216,334
5.25%, 07/15/19 144A(U)	100,000	135,209
BUPA Finance PLC
5.00%, 04/25/23(U)	590,000	961,999
EC Finance PLC
5.13%, 07/15/21 144A(E)	400,000	502,172
HBOS PLC
6.75%, 05/21/18 144A	500,000	558,498
6.00%, 11/01/33 144A	1,385,000	1,573,564

152	See Notes to Financial Statements.

	Par	Value
HSBC Holdings PLC
6.00%, 06/10/19(E)	$270,000	$392,031
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A	540,000	387,450
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	486,821
Paragon Offshore PLC
6.75%, 07/15/22 144AΔ	177,000	109,298
7.25%, 08/15/24 144AΔ	410,000	249,075
Priory Group No. 3 PLC
8.88%, 02/15/19(U)	100,000	161,315
R&R Ice Cream PLC
8.25%, 05/15/20 144A(A)	260,000	210,402
Royal Bank of Scotland PLC
6.13%, 01/11/21Δ	350,000	412,963
13.13%, 03/19/22(A)†Δ	160,000	153,198
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	2,042,423
6.00%, 12/19/23	275,000	298,179
Scottish Widows PLC
5.50%, 06/16/23(U)	590,000	991,145
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	477,874
Standard Chartered PLC
5.13%, 06/06/34(U)Δ	321,000	481,702
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	277,374	428,515
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	599,896	895,075
Vedanta Resources PLC
7.13%, 05/31/23	200,000	185,010
7.13%, 05/31/23 144A	400,000	370,020
Virgin Media Finance PLC
6.38%, 10/15/24 144A(U)	360,000	605,985
Virgin Media Secured Finance PLC
5.50%, 01/15/21(U)	100,000	167,355

		15,321,300

Venezuela — 0.5%
Petroleos de Venezuela SA
8.50%, 11/02/17	500,000	287,250
6.00%, 05/16/24	680,000	258,400
Venezuela Government International Bond
5.75%, 02/26/16	253,000	158,504
7.75%, 10/13/19	970,000	435,530
8.25%, 10/13/24	390,000	171,600
9.25%, 09/15/27Δ	1,154,000	538,341
9.38%, 01/13/34	207,000	90,873

		1,940,498

Virgin Islands (British) — 0.3%
GTL Trade Finance, Inc.
5.89%, 04/29/24 144AΔ	941,000	910,418
Pacific Drilling V, Ltd.
7.25%, 12/01/17 144A	270,000	245,700

		1,156,118

Total Foreign Bonds (Cost $165,109,992)		158,838,419

	Par	Value
FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.8%
Brazil — 0.8%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 08/15/50+(B) (Cost $3,186,590)	$3,613,000	$3,302,910

LOAN AGREEMENTS — 1.1%
American Builders & Contractors Supply Co., Inc. Term B Loan
3.50%, 04/16/20	750,000	725,393
Energy Future Intermediate Holding Co. LLC DIP Term
4.25%, 06/19/16	847,944	847,418
Hilton Worldwide Finance LLC Term B Loan
3.50%, 10/25/20	735,294	725,794
Party City Holdings, Inc. Term B Loan
5.25%, 07/27/19	748,111	730,156
Univision Communications, Inc. Term C4 Loan
4.00%. 03/01/20	748,040	730,461
Virgin Media Investment Holdings, Ltd. Term B
3.50%, 06/07/20	750,000	735,458

Total Loan Agreements (Cost $4,540,441)		4,494,680

MORTGAGE-BACKED SECURITY — 0.1%
Credit Suisse Commercial Mortgage Trust 5.70%, 09/15/40† (Cost $132,545)	220,000	237,303

MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation 5.10%, 06/01/33 (Cost $336,086)	435,000	432,255

	Notional Amount
PURCHASED OPTION — 0.0%
Put Options — 0.0%
U.S. Dollar vs. Japanese Yen, Strike Price $0.87, Expires 01/16/15 (HKSB) (Cost $33,707)	$3,890,000	—

See Notes to Financial Statements.	153

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
U.S. TREASURY OBLIGATIONS — 10.1%
U.S. Treasury Bonds
3.50%, 02/15/39	$860,000	$987,992
4.25%, 05/15/39Δ	40,000	51,422
3.88%, 08/15/40Δ	30,000	36,628
2.75%, 08/15/42	120,000	119,981
3.13%, 02/15/43	11,759,000	12,627,144
2.88%, 05/15/43	120,000	122,756

		13,945,923

U.S. Treasury Notes
1.25%, 08/31/15	90,000	90,647
0.25%, 09/30/15	3,505,000	3,506,370
0.38%, 11/15/15	2,855,000	2,857,901
0.25%, 12/15/15Δ	620,000	620,097
0.25%, 02/29/16	5,435,000	5,428,630
0.88%, 04/15/17Δ	30,000	30,042
0.75%, 10/31/17Δ	20,000	19,842
0.63%, 04/30/18	530,000	519,276
1.38%, 07/31/18	3,130,000	3,133,424
1.38%, 09/30/18	250,000	249,785
1.63%, 06/30/19Δ	10,000	10,026
1.25%, 10/31/19Δ	110,000	108,213
3.63%, 02/15/21Δ	5,810,000	6,400,534
2.00%, 02/15/22Δ	120,000	120,309
1.63%, 08/15/22	3,380,000	3,287,841
2.75%, 02/15/24	150,000	157,852

		26,540,789

Total U.S. Treasury Obligations (Cost $38,725,742)		40,486,712

	Shares
COMMON STOCKS — 1.3%
Consumer Discretionary — 0.4%
Ford Motor Co.	96,849	1,501,159

Healthcare — 0.2%
Bristol-Myers Squibb Co.	15,400	909,062

Materials & Processing — 0.3%
PPG Industries, Inc.	5,751	1,329,344

Technology — 0.4%
Corning, Inc.	70,534	1,617,345

Total Common Stocks (Cost $2,510,543)		5,356,910

FOREIGN COMMON STOCKS — 0.3%
Norway — 0.1%
Deep Ocean Group Holding+@*	8,860	216,969

Spain — 0.1%
Repsol SA ADRΔ	15,820	293,935
Telefonica SA ADRΔ	22,180	315,178

		609,113

United Kingdom — 0.1%
Royal Dutch Shell PLC ADRΔ	6,443	431,359

Total Foreign Common Stocks (Cost $1,283,346)		1,257,441

	Shares	Value
PREFERRED STOCKS — 0.6%
Alcoa, Inc.,
5.38%, 10/01/17 CONVΔ	1,560	$78,702
Ally Financial, Inc.,
7.00%, 12/31/49 144A	400	399,838
Bank of America Corporation,
5.88%, 12/15/33 CONV	602	700,108
Chesapeake Energy Corporation,
5.00%, 12/31/49 CONV	3,950	389,114
Chesapeake Energy Corporation,
5.75%, 12/31/49 CONV 144AΔ	50	51,188
Chesapeake Energy Corporation
4.50%, 12/31/49 CONVΔ	1,229	112,453
El Paso Energy Capital Trust I,
4.75%, 03/31/28 CONV	500	30,320
iStar Financial, Inc.
4.50%, 12/31/49 CONV	188	11,115
Stanley Black & Decker, Inc.
6.25%, 11/17/16 CONVΔ	2,900	341,446
Weyerhaeuser Co.,
6.38%, 07/01/16 CONVΔ	7,615	439,385

Total Preferred Stocks (Cost $1,856,975)		2,553,669

MONEY MARKET FUNDS — 21.2%
GuideStone Money Market Fund (Investor Class)¥	36,517,024	36,517,024
Northern Institutional Liquid Assets Portfolio§	48,325,335	48,325,335

Total Money Market Funds (Cost $84,842,359)		84,842,359

TOTAL INVESTMENTS — 110.7% (Cost $439,071,434) 444,385,000
Liabilities in Excess of Other Assets — (10.7)%		(43,063,571)

NET ASSETS — 100.0%		$401,321,429

154	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$5,356,910	$5,356,910	$—	$—
Corporate Bonds	142,582,342	—	138,597,027	3,985,315
Foreign Bonds:
Argentina	222,425	—	222,425	—
Australia	2,974,803	—	2,974,803	—
Bermuda	2,125,545	—	2,125,545	—
Brazil	7,234,514	—	7,234,514	—
Canada	21,780,915	—	21,774,315	6,600
Cayman Islands	5,206,356	—	5,206,356	—
Chile	1,102,321	—	1,102,321	—
Colombia	3,139,161	—	3,139,161	—
Croatia (Hrvatska)	520,500	—	520,500	—
France	3,550,342	—	3,550,342	—
Germany	19,096,197	—	19,096,197	—
Hungary	2,952,575	—	2,952,575	—
Iceland	2	—	—	2
Indonesia	2,818,625	—	2,818,625	—
Ireland	1,612,642	—	1,612,642	—
Italy	11,731,808	—	11,731,808	—
Jersey	172,148	—	172,148	—
Luxembourg	10,076,806	—	10,076,806	—
Marshall Islands	88,200	—	88,200	—
Mexico	16,745,328	—	16,745,328	—
Morocco & Antilles	579,562	—	579,562	—
Netherlands	7,969,066	—	7,969,066	—
New Zealand	1,965,568	—	1,965,568	—
Norway	2,004,272	—	2,004,272	—
Panama	3,892	—	3,892	—
Peru	533,500	—	533,500	—
Philippines	217,500	—	217,500	—
Portugal	1,682,429	—	1,682,429	—
Russia	2,028,002	—	2,028,002	—
South Africa	204,183	—	204,183	—
Spain	187,554	—	187,554	—
Supranational	2,682,351	—	2,682,351	—
Sweden	237,343	—	237,343	—
Trinidad and Tobago	402,900	—	402,900	—
Turkey	4,871,998	—	4,871,998	—
United Arab Emirates	1,699,170	—	1,699,170	—
United Kingdom	15,321,300	—	15,321,300	—
Venezuela	1,940,498	—	1,940,498	—
Virgin Islands (British)	1,156,118	—	1,156,118	—
Foreign Common Stocks	1,257,441	1,040,472	—	216,969
Foreign Government Inflation-Linked Note	3,302,910	—	—	3,302,910
Loan Agreements	4,494,680	—	4,494,680	—
Money Market Funds	84,842,359	84,842,359	—	—
Mortgage-Backed Security	237,303	—	237,303	—
Municipal Bond	432,255	—	432,255	—
Preferred Stocks	2,553,669	2,553,669	—	—
Purchased Option	—	—	—	—
U.S. Treasury Obligations	40,486,712	—	40,486,712	—

Total Assets - Investments in Securities	$444,385,000	$93,793,410	$343,079,794	$7,511,796

See Notes to Financial Statements.	155

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Other Financial Instruments***
Forward Foreign Currency Contracts	$855,128	$—	$855,128	$—

Total Assets - Other Financial Instruments	$855,128	$—	$855,128	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(358,076)	$(358,076)	$—	$—

Total Liabilities - Other Financial Instruments	$(358,076)	$(358,076)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

The unobservable inputs used in the fair value measurement of the reporting entity’s corporate bonds, foreign bonds, foreign common stock and foreign government inflation-linked note are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Common Stocks	Corporate Bonds	Foreign Bonds	Foreign Common Stocks	Foreign Government Inflation- Linked Note	Preferred Stocks
Balance, 12/31/13	$5,009,071	$2,462	$4,325,984	$6,602	$291,986	$—	$382,037
Accrued discounts/premiums	6,829	—	6,288	—	—	541	—
Realized gain (loss)(1)	(5,430)	624	(6,054)	—	—	—	—
Change in unrealized appreciation (depreciation)(2)	(540,264)	(358)	(49,146)	—	(75,017)	(461,543)	45,800
Purchases	4,075,912	—	340,000	—	—	3,763,912	(28,000)
Sales	(270,411)	(2,728)	(267,683)	—	—	—	—
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3(3)	(577,061)	—	(177,224)	—	—	—	(399,837)
Maturities	—	—	—	—	—	—	—
Paydowns	(186,850)	—	(186,850)	—	—	—	—

Balance, 12/31/14	$7,511,796	$—	$3,985,315	$6,602	$216,969	$3,302,910	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers out of Level 3 represent the value of securities at December 31, 2014 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

156	See Notes to Financial Statements.

(This page intentionally left blank)

157

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2014

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,251,677,236	$878,905,090
Investments in repurchase agreements, at value	34,000,000	—
Investments in securities of affiliated issuers, at value	—	51,769,099

Total investments (1)(2)	1,285,677,236	930,674,189
Cash	955	724,465
Cash collateral for derivatives	—	1,036,012
Foreign currency(3)	—	1,137,524
Upfront premiums paid from swap contracts	—	744,960
Receivables:
Dividends and reclaims	—	436
Interest	259,387	3,503,459
Securities lending	—	15,069
Investment securities sold	—	12,479,892
Maturities	—	11,459
Fund shares sold	13,411,041	11,632
Variation margin on exchange traded swaps	—	—
Variation margin on financial futures contracts	—	82,556
Unrealized appreciation on foreign currency exchange contracts	—	1,539,291
Unrealized appreciation on swap agreements	—	349,871
Prepaid expenses and other assets	28,952	15,350

Total Assets	1,299,377,571	952,326,165

Liabilities
Securities sold short, at value (4)	—	—
TBA sale commitments, at value (5)	—	3,351,328
Options written at value (6)	—	709,997
Upfront premiums received from swap contracts	—	58,680
Unrealized depreciation on foreign currency exchange contracts	—	713,388
Unrealized depreciation on swap agreements	—	775,871
Collateral held for securities on loan at value	—	73,502,584
Collateral held for derivatives	—	330,000
Payables:
Investment securities purchased	—	25,891,336
Fund shares redeemed	14,012,215	44,269
Variation margin on exchange traded swaps	—	63,047
Variation margin on financial futures contracts	—	101,470
Distributions	6,862	—
Securities lending	—	2,658
Accrued expenses:
Investment advisory fees	158,016	172,434
Shareholder servicing fees	—	143,672
Other expenses	81,304	126,329

Total Liabilities	14,258,397	105,987,063

Net Assets	$1,285,119,174	$846,339,102

Net Assets Consist of:
Paid-in-capital	$1,285,111,497	$854,695,044
Accumulated (distributions in excess of) net investment income	—	(1,016,162)
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	7,677	(1,983,939)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	—	(5,355,841)

Net Assets	$1,285,119,174	$846,339,102

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$121,624,118	$141,460,579

Institutional shares outstanding	121,619,365	16,757,882

Net asset value, offering and redemption price per Institutional share	$1.00	$8.44

Net assets applicable to the Investor Class	$1,163,495,056	$704,878,523

Investor shares outstanding	1,163,457,485	52,960,642

Net asset value, offering and redemption price per Investor share	$1.00	$13.31

(1) Investments in securities of unaffiliated issuers, at cost	$1,251,677,236	$883,905,125
Investments in repurchase agreements, at cost	34,000,000	—
Investments in securities of affiliated issuers, at cost	—	51,769,099

Total investments at cost	$1,285,677,236	$935,674,224

(2) Includes securities loaned of:	$—	$76,429,909

(3) Foreign currency at cost	$—	$1,177,300

(4) Proceeds from securities sold short	$—	$—

(5) TBA sale commitments at cost	$—	$3,360,937

(6) Premiums received on options written	$—	$716,294

158	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,020,621,589	$328,356,696	$407,867,976
31,100,000	—	—
83,032,439	13,064,969	36,517,024

1,134,754,028	341,421,665	444,385,000
2,027,182	—	24,352
3,190,702	—	623,005
1,242,035	—	1,432,632
1,437,087	—	—
795	67	32,912
5,089,400	3,413,558	5,090,276
14,139	4,420	15,533
74,640,193	507,795	145,086
490	—	—
67,094	237,487	28,447
5,454,030	—	—
306,364	—	58,906
1,871,264	—	1,419,772
1,271,797	—	—
12,113	12,245	18,623

1,231,378,713	345,597,237	453,274,544

8,826,676	—	—
1,011,563	—	—
205,209	—	—
2,687,408	—	—
868,157	—	564,644
5,340,660	—	—
132,049,333	43,396,372	48,325,335
870,560	—	—
169,886,931	388,445	2,697,883
46,632	—	45,506
—	—	—
129,456	—	19,875
—	—	—
2,434	803	2,879
225,978	104,814	148,380
135,906	49,057	81,200
165,833	24,098	67,413

322,452,736	43,963,589	51,953,115

$908,925,977	$301,633,648	$401,321,429

$895,009,209	$265,460,540	$402,546,048
1,210,249	(696)	(214,427)
800,631	3,989,730	(6,639,603)
11,905,888	32,184,074	5,629,411

$908,925,977	$301,633,648	$401,321,429

$239,389,286	$56,216,367	N/A

34,265,155	12,081,825	N/A

$6.99	$4.65	N/A

$669,536,691	$245,417,281	$401,321,429

45,714,191	13,412,030	40,027,667

$14.65	$18.30	$10.03

$1,005,800,412	$296,160,879	$402,554,410
31,100,000	—	—
83,032,439	13,064,969	36,517,024

$1,119,932,851	$309,225,848	$439,071,434

$144,361,200	$64,310,927	$48,318,838

$1,277,727	$—	$1,514,048

$8,782,177	$—	$—

$1,001,250	$—	$—

$942,815	$—	$—

See Notes to Financial Statements.	159

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2014

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$123
Income distributions received from affiliated funds	—	4,100
Interest	2,565,971	12,174,584
Securities lending	272	182,626
Less foreign taxes withheld	—	—

Total Investment Income	2,566,243	12,361,433

Expenses
Investment advisory fees	2,049,887	2,899,926
Transfer agent fees:
Institutional shares	4,100	4,126
Investor shares	39,386	25,953
Custodian fees	33,132	134,185
Shareholder servicing fees:
Investor shares	2,880,019	1,738,738
Accounting and administration fees	280,465	346,124
Professional fees	53,187	106,425
Blue sky fees:
Institutional shares	1,920	2,047
Investor shares	42,704	20,420
Shareholder reporting fees:
Institutional shares	1,102	1,183
Investor shares	39,368	16,683
Trustee expenses	14,092	9,203
Line of credit facility fees	8,941	6,040
Other expenses	43,292	70,445

Total expenses	5,491,595	5,381,498
Expenses waived/reimbursed net of amount recaptured(1)	(3,028,493)	(729,777)

Net expenses	2,463,102	4,651,721

Net Investment Income	103,141	7,709,712

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	80,098	1,942,435
Investment securities sold short	—	(516,059)
Futures transactions	—	(968,391)
Swap agreements	—	(1,420,070)
Option contracts written	—	499,493
Option contracts purchased	—	239,130
Foreign currency	—	2,979,898

Net realized gain	80,098	2,756,436

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(2,018,325)
Investment securities sold short	—	34,564
Futures	—	(1,107,837)
Swap agreements	—	529,699
Option contracts written	—	264,145
Option contracts purchased	—	(266,066)
Foreign currency	—	642,334

Net change in unrealized appreciation (depreciation)	—	(1,921,486)

Net Realized and Unrealized Gain (Loss)	80,098	834,950

Net Increase in Net Assets Resulting from Operations	$183,239	$8,544,662

(1)	See Note 3a and 3c in Notes to Financial Statements.

160	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$138,503	$20,438	$277,029
7,674	1,128	3,892
21,739,800	13,689,792	16,579,478
196,766	64,888	149,744
—	—	(14,112)

22,082,743	13,776,246	16,996,031

3,546,222	1,412,735	1,768,267

4,109	3,876	—
25,512	24,436	20,292
233,597	17,868	79,081

1,467,785	567,101	919,591
396,434	95,727	188,656
106,425	83,200	86,425

2,047	1,921	—
19,476	19,435	18,282

1,145	743	—
16,570	18,403	6,850
8,920	3,093	4,050
5,967	1,930	2,643
98,502	14,352	40,080

5,932,711	2,264,820	3,134,217
(963,171)	(187,137)	(90,441)

4,969,540	2,077,683	3,043,776

17,113,203	11,698,563	13,952,255

15,159,070	13,270,166	2,614,827
(609,158)	—	(1,984)
2,298,058	—	(402,950)
(664,882)	—	—
1,567,536	—	—
(358,668)	—	41,440
3,012,785	351,126	(367,465)

20,404,741	13,621,292	1,883,868

13,428,077	20,327,098	(6,448,150)
(114,993)	—	—
(320,613)	—	(367,225)
(4,102,170)	—	—
1,043,224	—	—
(806,646)	—	32,465
946,746	(10,352)	890,024

10,073,625	20,316,746	(5,892,886)

30,478,366	33,938,038	(4,009,018)

$47,591,569	$45,636,601	$9,943,237

See Notes to Financial Statements.	161

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	For the Year Ended

	12/31/14	12/31/13
Operations:
Net investment income	$103,141	$199,522
Net realized gain (loss) on investment securities, foreign currency and derivatives	80,098	64,118
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—

Net increase (decrease) in net assets resulting from operations	183,239	263,640

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(19,760)	(39,682)
Investor shares	(119,994)	(123,227)
Distributions from net realized capital gains
Institutional shares	(8,005)	(5,110)
Investor shares	(75,633)	(60,366)

Total dividends and distributions	(223,392)	(228,385)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	169,689,475	105,460,546
Investor shares	3,811,246,128	4,335,936,657
Reinvestment of dividends and distributions
Institutional shares	25,034	38,908
Investor shares	117,713	105,203

Total proceeds from shares sold and reinvested	3,981,078,350	4,441,541,314

Value of shares redeemed
Institutional shares	(154,146,430)	(106,106,557)
Investor shares	(3,910,770,582)	(4,204,891,545)

Total value of shares redeemed	(4,064,917,012)	(4,310,998,102)

Net increase (decrease) from capital share transactions(1)	(83,838,662)	130,543,212

Total increase (decrease) in net assets	(83,878,815)	130,578,467

Net Assets:
Beginning of Year	1,368,997,989	1,238,419,522

End of Year*	$1,285,119,174	$1,368,997,989

*Including undistributed (distributions in excess of) net investment income	$—	$36,613

(1)	See Note 6 in Notes to Financial Statements.

162	See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund

For the Year Ended		For the Year Ended

12/31/14	12/31/13	12/31/14	12/31/13

$7,709,712	$8,948,237	$17,113,203	$17,749,366
2,756,436	(199,750)	20,404,741	(9,532,523)

(1,921,486)	(9,738,040)	10,073,625	(25,840,900)

8,544,662	(989,553)	47,591,569	(17,624,057)

(3,246,651)	(2,638,146)	(9,760,378)	(8,960,565)
(8,748,258)	(6,980,736)	(11,514,324)	(10,135,398)

(106,638)	(130,184)	(1,259,574)	(238,953)
(357,017)	(404,740)	(1,688,475)	(290,430)

(12,458,564)	(10,153,806)	(24,222,751)	(19,625,346)

34,760,024	20,817,542	57,541,784	26,720,145
94,065,721	96,538,640	133,368,406	73,101,056

3,348,188	2,761,563	10,995,994	9,193,242
9,104,484	7,383,801	13,200,112	10,422,967

141,278,417	127,501,546	215,106,296	119,437,410

(31,908,875)	(19,428,445)	(58,724,889)	(46,258,722)
(97,380,779)	(72,290,918)	(80,447,236)	(98,816,806)

(129,289,654)	(91,719,363)	(139,172,125)	(145,075,528)

11,988,763	35,782,183	75,934,171	(25,638,118)

8,074,861	24,638,824	99,302,989	(62,887,521)

838,264,241	813,625,417	809,622,988	872,510,509

$846,339,102	$838,264,241	$908,925,977	$809,622,988

$(1,016,162)	$(619,939)	$1,210,249	$541,345

See Notes to Financial Statements.	163

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund

	For the Year Ended

	12/31/14	12/31/13
Operations:
Net investment income	$11,698,563	$16,173,397
Net realized gain on investment securities, foreign currency and derivative	13,621,292	13,536,698
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivative	20,316,746	(55,249,908)

Net increase (decrease) in net assets resulting from operations	45,636,601	(25,539,813)

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(5,678,669)	(7,171,639)
Investor shares	(6,555,965)	(9,578,417)
Distributions from net realized capital gains
Institutional shares	(4,378,841)	(6,448,885)
Investor shares	(5,208,316)	(8,820,661)

Total dividends and distributions	(21,821,791)	(32,019,602)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	16,428,518	8,686,398
Investor shares	59,631,376	32,327,945
Reinvestment of dividends and distributions
Institutional shares	10,047,722	13,606,468
Investor shares	11,755,354	18,389,399

Total proceeds from shares sold and reinvested	97,862,970	73,010,210

Value of shares redeemed
Institutional shares	(20,788,920)	(38,446,492)
Investor shares	(70,036,593)	(177,196,077)

Total value of shares redeemed	(90,825,513)	(215,642,569)

Net increase (decrease) from capital share transactions(1)	7,037,457	(142,632,359)

Total increase (decrease) in net assets	30,852,267	(200,191,774)

Net Assets:
Beginning of Year	270,781,381	470,973,155

End of Year*	$301,633,648	$270,781,381

*Including undistributed (distributions in excess of) net investment income	$(696)	$154,263

(1)	See Note 6 in Notes to Financial Statements.

164	See Notes to Financial Statements.

Global Bond Fund

For the Year Ended

12/31/14	12/31/13
$13,952,255	$10,852,037

1,883,868	218,973

(5,892,886)	(7,694,848)

9,943,237	3,376,162

—	—
(13,252,051)	(9,497,750)

—	—
—	—

(13,252,051)	(9,497,750)

—	—
65,529,567	140,576,281

—	—
13,251,586	9,497,746

78,781,153	150,074,027

—	—
(31,992,897)	(18,966,067)

(31,992,897)	(18,966,067)

46,788,256	131,107,960

43,479,442	124,986,372

357,841,987	232,855,615

$401,321,429	$357,841,987

$(214,427)	$(1,116,395)

See Notes to Financial Statements.	165

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund

Institutional Class
2014	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.02%	$121,624	0.18%	0.19%	0.01%	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.04	106,060	0.18	0.20	0.04	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10	106,664	0.18	0.20	0.10	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.10	116,298	0.18	0.19	0.09	N/A
2010	1.00	—	†	—	†	— †	— †	1.00	0.18	119,311	0.17	0.18	0.17	N/A

Investor Class
2014	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.02%	$1,163,495	0.19%	0.44%	0.01%	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,262,938	0.21	0.44	0.01	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,131,756	0.27	0.44	0.01	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,161,630	0.27	0.42	0.01	N/A
2010	1.00	—	†	—	†	— †	— †	1.00	0.02	1,180,141	0.33	0.37	0.01	N/A

Low-Duration Bond Fund

Institutional Class
2014	$8.54	$0.09	#	$0.01(4)		$(0.19)	$(0.01)	$8.44	1.16%	$141,461	0.36%	0.42%	1.06%	529%
2013(5)	8.71	0.11	#	(0.11	)(4)	(0.16)	(0.01)	8.54	0.02	136,966	0.36	0.42	1.26	202
2012	8.59	0.15	#	0.22(4)		(0.22)	(0.03)	8.71	4.35	135,526	0.36	0.41	1.68	228
2011	8.70	0.16	#	(0.01	)(4)	(0.23)	(0.03)	8.59	1.77	122,462	0.36	0.42	1.84	221
2010	8.70	0.20	#	0.17		(0.28)	(0.09)	8.70	4.35	128,143	0.36	0.41	2.27	257

Investor Class
2014	$13.35	$0.11	#	$0.02(4)		$(0.16)	$(0.01)	$13.31	0.97%	$704,878	0.57%	0.66%	0.85%	529%
2013(5)	13.52	0.14	#	(0.16	)(4)	(0.14)	(0.01)	13.35	(0.20)	701,299	0.57	0.66	1.04	202
2012	13.20	0.20	#	0.35(4)		(0.20)	(0.03)	13.52	4.15	678,099	0.57	0.65	1.47	228
2011	13.23	0.22	#	(0.01	)(4)	(0.21)	(0.03)	13.20	1.58	621,713	0.55	0.65	1.64	221
2010	13.04	0.28	#	0.26		(0.26)	(0.09)	13.23	4.20	580,452	0.52	0.61	2.11	257

Medium-Duration Bond Fund

Institutional Class
2014	$6.91	$0.15	#	$0.26(4)		$(0.29)	$(0.04)	$6.99	6.03%	$239,389	0.48%	0.52%	2.14%	408%
2013(6)	7.32	0.16	#	(0.29	)(4)	(0.27)	(0.01)	6.91	(1.90)	227,172	0.48	0.52	2.21	409
2012	7.24	0.17	#	0.39(4)		(0.28)	(0.20)	7.32	7.93	251,565	0.48	0.51	2.32	570
2011	7.25	0.20	#	0.27(4)		(0.35)	(0.13)	7.24	6.56	228,024	0.48	0.52	2.76	609
2010	7.47	0.25	#	0.40		(0.41)	(0.46)	7.25	8.86	236,369	0.48	0.49	3.21	487

Investor Class
2014	$14.14	$0.29	#	$0.53(4)		$(0.27)	$(0.04)	$14.65	5.82%	$669,537	0.63%	0.77%	1.98%	408%
2013(6)	14.68	0.30	#	(0.59	)(4)	(0.24)	(0.01)	14.14	(1.98)	582,451	0.63	0.77	2.06	409
2012	14.07	0.32	#	0.75(4)		(0.26)	(0.20)	14.68	7.68	620,945	0.63	0.75	2.18	570
2011	13.65	0.37	#	0.51(4)		(0.33)	(0.13)	14.07	6.49	636,218	0.61	0.75	2.62	609
2010	13.36	0.43	#	0.71		(0.39)	(0.46)	13.65	8.65	614,082	0.58	0.68	3.11	487

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

166	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund

Institutional Class
2014	$4.78	$0.21	#	$0.59(3)		$(0.53)	$(0.40)	$4.65	17.47%	$56,216	0.56%	0.57%	4.19%	48%
2013(4)	6.36	0.27	#	(0.58	)(3)	(0.63)	(0.64)	4.78	(5.10)	51,959	0.55	0.55	4.61	37
2012	6.48	0.31	#	0.64(3)		(0.65)	(0.42)	6.36	15.41	86,268	0.52	0.53	4.68	27
2011	6.93	0.37	#	0.49(3)		(0.74)	(0.57)	6.48	13.33	74,591	0.54	0.55	5.32	41
2010	7.01	0.40	#	0.43		(0.80)	(0.11)	6.93	12.25	72,741	0.53	0.53	5.60	39

Investor Class
2014	$16.39	$0.71	#	$2.10(3)		$(0.50)	$(0.40)	$18.30	17.32%	$245,417	0.75%	0.83%	3.99%	48%
2013(4)	18.58	0.78	#	(1.74	)(3)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
2012	17.08	0.81	#	1.72(3)		(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27
2011	16.28	0.86	#	1.22(3)		(0.71)	(0.57)	17.08	13.14	330,879	0.73	0.78	5.13	41
2010	15.34	0.88	#	0.94		(0.77)	(0.11)	16.28	12.05	337,760	0.69	0.72	5.43	39

Global Bond Fund

Investor Class
2014	$10.09	$0.37	#	$(0.07	)(3)	$(0.36)	$—	$10.03	2.90%	$401,321	0.79%	0.82%	3.64%	57%
2013(5)	10.38	0.39	#	(0.36	)(3)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101
2012	9.73	0.45	#	0.74(3)		(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64
2011	9.83	0.51	#	(0.09	)(3)	(0.52)	—	9.73	4.35	170,167	0.86	0.88	5.09	68
2010	9.36	0.52	#	0.51		(0.56)	—	9.83	11.29	161,070	0.79	0.81	5.40	40

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

See Notes to Financial Statements.	167

EQUITY SELECT FUNDS (Unaudited)

U.S. equity markets ended the year in positive territory as primary stock indices posted strong fourth quarter and calendar year returns. These markets experienced increased volatility throughout the year but remained resilient amidst an accelerating domestic economy, improving labor market, increasing consumer confidence and an increased disposable income due to falling energy prices. This environment provided a supportive backdrop for U.S. stocks as the S&P 500® Index posted a fourth quarter return of 4.93%, bringing the return to 13.69% for the full year of 2014. The broader U.S. market, as measured by the Russell 3000® Index, posted returns of 5.24% for the fourth quarter and 12.56% for calendar year 2014.

From a sector perspective, performance was biased to the upside as eight of nine sectors within the Russell 3000® Index advanced during the year. The best performance came from the Healthcare, Technology and Consumer Staples sectors. The Energy sector was clearly the weakest performer for the year and was negatively impacted by the abrupt drop in oil prices during the fourth quarter. The Energy sector was extremely volatile in 2014 as it performed well in the first half of the year, but finished the year in negative territory.

Companies with larger capitalization, higher quality and higher dividend yield characteristics generally performed well during the year. In terms of equity market capitalization, large-cap companies outperformed their small-cap counterparts by a wide margin as the Russell 1000® Index posted a one-year return of 13.24%, while the Russell 2000® Index advanced 4.89%. From a style perspective, value-oriented stocks outperformed growth-oriented stocks in the large and mid-cap space but underperformed growth in the small-cap segment during the year. In the large capitalization segment, the Russell 1000® Value Index and Russell 1000® Growth Index had one-year returns of 13.45% and 13.05%, respectively. In the small capitalization segment, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index, posting one-year returns of 5.60% and 4.22%, respectively.

Developed non-U.S. markets struggled relative to their U.S. counterparts and were negatively impacted by very modest economic growth and the strengthening of the U.S. dollar against most currencies. The MSCI-EAFE Index (Net), a measure of international developed country returns, posted a fourth quarter return of -3.57%, bringing the one-year return to -4.91%. From a country perspective, Portugal, Norway and Austria in the European region posted the worst performance, while Israel, Denmark and New Zealand were among the best performing countries for the year. From a sector perspective, the fall in oil prices had a major impact on energy as the sector declined over 18% for the year. With the exception of healthcare and utilities, all other sectors declined for the period.

Emerging markets stocks outperformed developed markets for the year and were also impacted by currency weakness as the MSCI Emerging Markets Index (Net) posted a fourth quarter return of -4.50%, bringing the one-year performance to -2.19%. The worst performance was experienced in countries such as Russia, Greece and Hungary, while Turkey, Egypt and Indonesia were among the strongest positive performing countries for the year. From a sector perspective, six of the 10 groups posted negative returns for calendar year 2014. The energy and materials sectors were the worst performers and experienced double-digit declines, while the technology and healthcare sectors were the strongest performing sectors for the one-year period.

Defensive Market Strategies Fund (Unaudited)

The Defensive Market Strategies Fund combines multiple strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.

The Fund achieved its investment objective during 2014 as it outperformed its composite benchmark of 50% S&P 500® Index and 50% Citigroup 3-month Treasury Bill Index (10.35%, versus 6.74%). The Fund underperformed its reference benchmark, represented by the S&P 500® Index, which posted a return of 13.69% for the year. The lower capital appreciation of the Fund, relative to that of the S&P 500® Index, was mostly a reflection of the materially lower market sensitivity and volatility of the Fund compared to the S&P 500® Index.

All of the underlying investment strategies had positive investment returns for the year. The lowest performing strategy within the Fund was convertible bonds which delivered a single digit return. While convertible bond prices benefited from strong equity price returns through the optionality to stocks embedded in the bonds, they failed to keep up with the equity market due to their lower equity sensitivity and conservative positioning. The options equity strategy contributed positively to performance with low beta exposure to equities and positive returns from options selling. The two long-only equities strategies within the Fund outperformed the S&P 500® Index, and delivered the strongest absolute and benchmark-relative performance of all of the underlying strategies.

In general, companies with larger capitalization, higher quality and higher dividend yield characteristics generally performed well during the year. These factors contributed positively to the relative performance of the Fund versus the benchmark, which generally emphasized quality and stability themes for most of its long-only equity exposure. From a sector perspective, overweight positioning in more defensive sectors, such as utilities, contributed positively to performance.

Some underlying strategies may utilize derivative instruments within the Fund. During 2014, the Fund sold equity options in order to hedge (reduce) equity exposure and to collect the option premium from selling. The use of equity options contributed meaningfully to performance during 2014. Currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and also contributed positively to the Fund’s performance.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Convertible securities valuations generally are more closely aligned with a company’s bonds than common stock. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Defensive Market Strategies Fund (Unaudited)

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	21.9
Money Market Funds	18.0
U.S. Treasury Obligations	17.6
Financial Services	7.8
Utilities	6.7
Consumer Staples	6.3
Healthcare	6.0
Preferred Stocks	5.5
Consumer Discretionary	5.2
Producer Durables	5.2
Energy	3.8
Foreign Common Stocks	3.2
Technology	2.9
Materials & Processing	1.1
Synthetic Convertible Instruments	0.9
Foreign Bonds	0.7
Master Limited Partnerships	0.3
Written Options	(0.1)

113.0

Defensive Market Strategies Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	10.55%	10.35%	6.74%
Since Inception	12.07%	11.80%	9.58%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.85%	1.10%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% Citigroup 3-Month Treasury Bill Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS — 45.0%
Consumer Discretionary — 5.2%
Advance Auto Parts, Inc.	200	$31,856
Amazon.com, Inc.*	4,235	1,314,332
AutoNation, Inc.*	58	3,504
AutoZone, Inc.Δ*	1,938	1,199,835
Avon Products, Inc.	1,225	11,503
Bed Bath & Beyond, Inc.*	5,908	450,012
Best Buy Co., Inc.	307	11,967
Big Lots, Inc.	2,200	88,044
Cablevision Systems Corporation Class A	805	16,615
CarMax, Inc.*	253	16,845
CBS Corporation Class B	626	34,643
Chipotle Mexican Grill, Inc.*	1,230	841,947
Coach, Inc.	313	11,756
Comcast Corporation Class A	2,958	171,594
Costco Wholesale Corporation	14,015	1,986,626
D.R. Horton, Inc.	223	5,640
Darden Restaurants, Inc.	149	8,736
DIRECTV*	662	57,395
Discovery Communications, Inc. Class A*	364	12,540
Discovery Communications, Inc. Class C*	364	12,274
Dollar General Corporation*	302	21,351
Dollar Tree, Inc.*	9,593	675,155
Domino’s Pizza, Inc.	3,000	282,510
eBay, Inc.*	1,284	72,058
Estee Lauder Cos., Inc. (The) Class A	6,489	494,462
Expedia, Inc.Δ	4,616	394,022
Family Dollar Stores, Inc.	79	6,258
Ford Motor Co.	4,478	69,409
GameStop Corporation Class A	130	4,394
Gannett Co., Inc.	255	8,142
Gap, Inc. (The)	301	12,675
General Motors Co.	1,213	42,346
Genuine Parts Co.	64	6,820
Goodyear Tire & Rubber Co. (The)	280	8,000
H&R Block, Inc.	314	10,576
Harley-Davidson, Inc.	250	16,478
Harman International Industries, Inc.	76	8,110
Hasbro, Inc.	91	5,004
Home Depot, Inc. (The)	14,098	1,479,867
Interpublic Group of Cos., Inc. (The)	481	9,990
Johnson Controls, Inc.	755	36,497
Kohl’s CorporationΔ	1,928	117,685
L Brands, Inc.	443	38,342
Lennar Corporation Class A	243	10,889
Live Nation Entertainment, Inc.*	6,500	169,715
Lowe’s Cos., Inc.	9,042	622,090
Macy’s, Inc.	419	27,549
Madison Square Garden Co. (The) Class AΔ*	3,200	240,832
Marriott International, Inc. Class A	425	33,163
Mattel, Inc.	387	11,976
McDonald’s Corporation	19,574	1,834,084

	Shares	Value
Mohawk Industries, Inc.*	35	$5,438
Murphy USA, Inc.Δ*	1,300	89,518
Netflix, Inc.*	68	23,229
Newell Rubbermaid, Inc.	167	6,361
News Corporation Class A*	567	8,896
NIKE, Inc. Class B	8,045	773,527
Nordstrom, Inc.	287	22,785
Omnicom Group, Inc.	293	22,699
O’Reilly Automotive, Inc.*	3,321	639,691
Panera Bread Co. Class AΔ*	2,200	384,560
PetSmart, Inc.	1,175	95,522
Priceline Group, Inc. (The)*	564	643,078
PulteGroup, Inc.	257	5,515
PVH Corporation	92	11,792
Ralph Lauren Corporation	53	9,813
Ross Stores, Inc.	2,143	201,999
Scripps Networks Interactive, Inc. Class AΔ	3,443	259,155
Staples, Inc.	437	7,918
Starbucks Corporation	11,658	956,539
Starwood Hotels & Resorts Worldwide, Inc.	337	27,321
Target Corporation	11,717	889,437
Tiffany & Co.	105	11,220
Time Warner Cable, Inc.	315	47,899
Time Warner, Inc.	1,154	98,575
TJX Cos., Inc. (The)	10,907	748,002
Tractor Supply Co.	3,959	312,048
TripAdvisor, Inc.Δ*	6,626	494,697
Twenty-First Century Fox, Inc. Class A	2,201	84,529
Under Armour, Inc. Class A*	210	14,259
Urban Outfitters, Inc.*	140	4,918
VF Corporation	493	36,926
Wal-Mart Stores, Inc.Δ	95,435	8,195,958
Walt Disney Co. (The)	8,023	755,686
Whirlpool Corporation	34	6,587
Wyndham Worldwide Corporation	274	23,498
Yum! Brands, Inc.	12,304	896,346

		29,874,054

Consumer Staples — 6.3%
Archer-Daniels-Midland Co.	3,746	194,792
Campbell Soup Co.Δ	74,998	3,299,912
Church & Dwight Co., Inc.	17,600	1,387,056
Clorox Co. (The)Δ	5,512	574,405
Coca-Cola Co. (The)	30,141	1,272,553
Coca-Cola Enterprises, Inc.	469	20,739
Colgate-Palmolive Co.	27,437	1,898,366
ConAgra Foods, Inc.	663	24,054
CVS Health Corporation	8,910	858,122
Dr. Pepper Snapple Group, Inc.Δ	1,169	83,794
General Mills, Inc.	86,360	4,605,579
Hershey Co. (The)	12,272	1,275,429
Hormel Foods Corporation	10,555	549,915
J.M. Smucker Co. (The)	119	12,017
Kellogg Co.	7,244	474,047
Keurig Green Mountain, Inc.	65	8,606
Kimberly-Clark Corporation	16,616	1,919,813
Kraft Foods Group, Inc.	846	53,010
Kroger Co. (The)	12,095	776,620
McCormick & Co., Inc. (Non-Voting Shares)Δ	10,686	793,970
Mead Johnson Nutrition Co.	233	23,426

172	See Notes to Financial Statements.

	Shares	Value
Mondelez International, Inc. Class A	2,203	$80,024
Monster Beverage Corporation*	3,900	422,565
PepsiCo, Inc.	62,709	5,929,763
Procter & Gamble Co. (The)	58,384	5,318,199
Rite Aid Corporation*	7,600	57,152
Safeway, Inc.	1,442	50,643
Sysco CorporationΔ	90,071	3,574,918
Tyson Foods, Inc. Class A	304	12,187
Walgreens Boots Alliance, Inc.	8,192	624,230
Whole Foods Market, Inc.Δ	2,869	144,655

		36,320,561

Energy — 3.8%
Anadarko Petroleum Corporation	571	47,108
Apache Corporation	448	28,076
Baker Hughes, Inc.	497	27,867
Cabot Oil & Gas Corporation	422	12,495
California Resources Corporation*	960	5,290
Cameron International Corporation*	216	10,789
Chesapeake Energy Corporation	577	11,292
Chevron Corporation	46,600	5,227,588
ConocoPhillips	4,131	285,287
CONSOL Energy, Inc.	259	8,757
Denbury Resources, Inc.	309	2,512
Devon Energy Corporation	436	26,688
EOG Resources, Inc.	2,518	231,832
EQT Corporation	171	12,945
Exxon Mobil Corporation	92,560	8,557,172
First Solar, Inc.*	87	3,880
FMC Technologies, Inc.*	280	13,115
Halliburton Co.	973	38,268
Helmerich & Payne, Inc.	122	8,225
Hess Corporation	311	22,958
Kinder Morgan, Inc.	1,958	82,843
Marathon Oil Corporation	789	22,321
Marathon Petroleum Corporation	735	66,341
Murphy Oil Corporation	194	9,801
National Oilwell Varco, Inc.	1,387	90,890
Newfield Exploration Co.*	175	4,746
Noble Energy, Inc.	408	19,351
Occidental Petroleum Corporation	73,549	5,928,785
ONEOK, Inc.	236	11,750
Phillips 66	4,649	333,333
Pioneer Natural Resources Co.	172	25,602
QEP Resources, Inc.	203	4,105
Range Resources Corporation	186	9,942
Seventy Seven Energy, Inc.*	—	1
Southwestern Energy Co.*	402	10,971
Spectra Energy CorporationΔ	8,565	310,909
Tesoro Corporation	95	7,063
Valero Energy Corporation	605	29,948
Williams Cos., Inc. (The)	895	40,221

		21,591,067

Financial Services — 7.8%
Affiliated Managers Group, Inc.*	64	13,583
Aflac, Inc.	665	40,625

	Shares	Value
Alleghany Corporation*	700	$324,450
Alliance Data Systems Corporation*	60	17,163
Allstate Corporation (The)	505	35,476
American Express Co.	3,564	331,595
American International Group, Inc.	1,660	92,977
American Tower Corporation REIT	447	44,186
Ameriprise Financial, Inc.	217	28,698
Apartment Investment & Management Co. Class A REIT	481	17,869
Assurant, Inc.	75	5,132
AvalonBay Communities, Inc. REIT*	65	10,620
Bank of America Corporation	11,993	214,555
Bank of Hawaii CorporationΔ	10,900	646,479
Bank of New York Mellon Corporation (The)	1,007	40,854
BB&T Corporation	805	31,306
Berkshire Hathaway, Inc. Class B*	2,159	324,174
BlackRock, Inc.	159	56,852
Boston Properties, Inc. REIT	174	22,392
Capital One Financial Corporation	694	57,290
Capitol Federal Financial, Inc.	308,700	3,945,186
CBRE Group, Inc. Class A*	315	10,789
Charles Schwab Corporation (The)	1,326	40,032
Chubb Corporation (The)Δ	28,867	2,986,868
Cincinnati Financial Corporation	105	5,442
Citigroup, Inc.	3,444	186,355
City National CorporationΔ	2,800	226,268
CME Group, Inc.	232	20,567
Comerica, Inc.Δ	16,301	763,539
Commerce Bancshares, Inc.Δ	37,708	1,639,921
Crown Castle International Corporation REIT	448	35,258
Cullen/Frost Bankers, Inc.	15,500	1,094,920
Discover Financial Services	616	40,342
Dun & Bradstreet Corporation (The)	54	6,532
E*TRADE Financial Corporation*	326	7,907
Equifax, Inc.	138	11,160
Equity Residential REIT	467	33,549
Essex Property Trust, Inc. REIT	70	14,462
FactSet Research Systems, Inc.Δ	5,000	703,750
Fidelity National Information Services, Inc.	329	20,464
Fifth Third Bancorp	1,381	28,138
Fiserv, Inc.*	888	63,021
Franklin Resources, Inc.	456	25,249
General Growth Properties, Inc. REIT	589	16,569
Genworth Financial, Inc. Class A*	565	4,802
Goldman Sachs Group, Inc. (The)	1,466	284,155
Hartford Financial Services Group, Inc. (The)	507	21,137
HCP, Inc. REIT	516	22,719
Health Care REIT, Inc.	570	43,132

See Notes to Financial Statements.	173

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Host Hotels & Resorts, Inc. REIT	861	$20,466
Hudson City Bancorp, Inc.	522	5,283
Huntington Bancshares, Inc.	953	10,026
Intercontinental Exchange, Inc.	120	26,315
Jack Henry & Associates, Inc.Δ	600	37,284
JPMorgan Chase & Co.	19,843	1,241,775
KeyCorp	58,667	815,471
Kimco Realty Corporation REIT	228	5,732
Leucadia National Corporation	355	7,959
Lincoln National Corporation	300	17,301
Loews Corporation	130	5,463
M&T Bank CorporationΔ	9,999	1,256,074
Macerich Co. (The) REIT	159	13,262
Markel Corporation*	1,200	819,408
Marsh & McLennan Cos., Inc.Δ	68,435	3,917,219
MasterCard, Inc. Class A	10,157	875,127
McGraw Hill Financial, Inc.	309	27,495
MetLife, Inc.	11,598	627,336
Moody’s Corporation	279	26,731
Morgan Stanley	1,593	61,808
Navient Corporation	520	11,237
New York Community Bancorp, Inc.Δ	34,400	550,400
Northern Trust Corporation	62,053	4,182,372
People’s United Financial, Inc.Δ	64,245	975,239
Piedmont Office Realty Trust, Inc. Class A REITΔ	71,200	1,341,408
Plum Creek Timber Co., Inc. REIT	202	8,644
PNC Financial Services Group, Inc. (The)	58,966	5,379,468
Principal Financial Group, Inc.	312	16,205
Progressive Corporation (The)	11,413	308,037
Prologis, Inc. REIT	334	14,372
Prudential Financial, Inc.	524	47,401
Public Storage REIT	108	19,964
Regions Financial Corporation	1,188	12,545
Signature Bank*	1,800	226,728
Simon Property Group, Inc. REIT	415	75,576
State Street Corporation	490	38,465
SunTrust Banks, Inc.	13,907	582,703
T. Rowe Price Group, Inc.	297	25,500
Torchmark Corporation	321	17,389
Total System Services, Inc.	162	5,501
Travelers Cos., Inc. (The)	11,101	1,175,041
Unum Group	295	10,290
US Bancorp	27,189	1,222,145
Ventas, Inc. REIT	333	23,876
Visa, Inc. Class AΔ	8,364	2,193,041
Vornado Realty Trust REIT	197	23,189
Signature Bank*	1,800	226,728
W.R. Berkley Corporation	1,900	97,394
Wells Fargo & Co.	27,261	1,494,448
Western Union Co. (The)	622	11,140
Weyerhaeuser Co. REIT	511	18,340
Zions Bancorporation	159	4,533

		44,588,635

Healthcare — 6.0%
Abbott Laboratories	16,909	761,243
AbbVie, Inc.	16,572	1,084,472
Aetna, Inc.	6,711	596,138
Agilent Technologies, Inc.	377	15,434

	Shares	Value
Alexion Pharmaceuticals, Inc.*	3,124	$578,034
Allergan, Inc.	591	125,641
Amgen, Inc.	3,585	571,055
Anthem, Inc.	1,640	206,099
Baxter International, Inc.	8,506	623,405
Becton, Dickinson and Co.	9,132	1,270,809
Biogen Idec, Inc.*	1,768	600,148
Boston Scientific Corporation*	1,348	17,861
Bristol-Myers Squibb Co.	24,448	1,443,165
C.R. Bard, Inc.	4,074	678,810
Cardinal Health, Inc.	14,076	1,136,355
CareFusion Corporation*	76	4,510
Celgene Corporation*	4,590	513,437
Centene Corporation*	3,300	342,705
Cerner Corporation*	1,935	125,117
Cigna Corporation	310	31,902
Covance, Inc.*	200	20,768
DaVita HealthCare Partners, Inc.*	200	15,148
DENTSPLY International, Inc.	161	8,576
Edwards Lifesciences Corporation*	1,968	250,684
Eli Lilly & Co.	52,605	3,629,219
Express Scripts Holding Co.*	6,045	511,830
Gilead Sciences, Inc.*	1,936	182,487
Halyard Health, Inc.Δ*	2,012	91,486
Health Net, Inc.*	4,300	230,179
Henry Schein, Inc.Δ*	2,100	285,915
Hospira, Inc.*	189	11,576
Humana, Inc.	2,976	427,443
IDEXX Laboratories, Inc.*	2,400	355,848
Intuitive Surgical, Inc.*	343	181,426
Johnson & Johnson	93,647	9,792,667
Laboratory Corporation of America HoldingsΔ*	2,051	221,303
McKesson Corporation	5,682	1,179,470
MEDNAX, Inc.*	2,600	171,886
Medtronic, Inc.	11,429	825,174
Mylan, Inc.*	1,226	69,110
Myriad Genetics, Inc.Δ*	3,000	102,180
Patterson Cos., Inc.	120	5,772
PerkinElmer, Inc.	128	5,597
Quest Diagnostics, Inc.Δ	33,643	2,256,100
Regeneron Pharmaceuticals, Inc.*	89	36,512
Seattle Genetics, Inc.Δ*	4,700	151,011
St. Jude Medical, Inc.	321	20,875
Stryker Corporation	11,335	1,069,231
Tenet Healthcare Corporation*	123	6,232
Thermo Fisher Scientific, Inc.	444	55,629
UnitedHealth Group, Inc.	14,909	1,507,151
Universal Health Services, Inc. Class B	40	4,450
Vertex Pharmaceuticals, Inc.Δ*	868	103,118
Zimmer Holdings, Inc.	1,372	155,612
Zoetis, Inc.	1,809	77,841

		34,745,846

Materials & Processing — 1.1%
Air Products & Chemicals, Inc.	27,324	3,940,941
Airgas, Inc.	46	5,298
Alcoa, Inc.	1,077	17,006
Allegheny Technologies, Inc.	139	4,833
Ball Corporation	161	10,975
CF Industries Holdings, Inc.	63	17,170

174	See Notes to Financial Statements.

	Shares	Value
Dow Chemical Co. (The)	1,623	$74,025
E.I. du Pont de Nemours & Co.	1,053	77,859
Eastman Chemical Co.	174	13,200
Ecolab, Inc.	340	35,537
Fastenal Co.Δ	5,308	252,448
FMC Corporation	151	8,612
Freeport-McMoRan, Inc.	1,602	37,423
International Flavors & Fragrances, Inc.	693	70,242
International Paper Co.	550	29,469
Martin Marietta Materials, Inc.	70	7,722
Masco Corporation	401	10,105
MeadWestvaco Corporation	255	11,319
Monsanto Co.	513	61,288
Mosaic Co. (The)	346	15,795
Newmont Mining Corporation	511	9,658
Nucor Corporation	7,154	350,904
Owens-Illinois, Inc.*	127	3,428
PPG Industries, Inc.	1,957	452,361
Praxair, Inc.	919	119,066
Precision Castparts Corporation	158	38,059
Sealed Air Corporation	225	9,547
Sherwin-Williams Co. (The)Δ	2,587	680,484
Sigma-Aldrich Corporation	52	7,138
Veritiv Corporation*	1	27
Vulcan Materials Co.	147	9,662

		6,381,601

Producer Durables — 5.2%
3M Co.	9,317	1,530,970
ADT Corporation (The)Δ	40,208	1,456,736
Alaska Air Group, Inc.	300	17,928
AMETEK, Inc.	278	14,631
Automatic Data Processing, Inc.	19,827	1,652,977
Boeing Co. (The)	5,361	696,823
C.H. Robinson Worldwide, Inc.	98	7,339
Caterpillar, Inc.	705	64,529
Cintas CorporationΔ	3,300	258,852
Clean Harbors, Inc.Δ*	1,200	57,660
CSX Corporation	1,157	41,918
Cummins, Inc.	196	28,257
Danaher Corporation	3,314	284,043
Deere & Co.	419	37,069
Delta Air Lines, Inc.	1,218	59,913
Dover Corporation	192	13,770
Emerson Electric Co.	694	42,841
Expeditors International of Washington, Inc.	129	5,755
FedEx Corporation	1,164	202,140
FLIR Systems, Inc.	5,145	166,235
Flowserve Corporation	133	7,957
Fluor Corporation	182	11,035
General Dynamics Corporation	3,769	518,690
General Electric Co.	156,449	3,953,466
Honeywell International, Inc.	3,189	318,645
Illinois Tool Works, Inc.	443	41,952
Iron Mountain, Inc. REIT	206	7,964
Jacobs Engineering Group, Inc.*	78	3,486
Kansas City Southern	102	12,447
Landstar System, Inc.Δ	500	36,265
Lockheed Martin Corporation	5,164	994,432

	Shares	Value
Mettler Toledo International, Inc.*	1,500	$453,690
MSC Industrial Direct Co., Inc. Class AΔ	3,700	300,625
Norfolk Southern Corporation	332	36,391
Northrop Grumman Corporation	3,047	449,097
PACCAR, Inc.	409	27,816
Pall Corporation	102	10,323
Parker Hannifin Corporation	153	19,729
Paychex, Inc.	21,169	977,373
Pitney Bowes, Inc.	332	8,091
Quanta Services, Inc.*	139	3,946
Raytheon Co.	6,236	674,548
Republic Services, Inc.	81,513	3,280,898
Robert Half International, Inc.	115	6,714
Rockwell Automation, Inc.	141	15,679
Rockwell Collins, Inc.	4,504	380,498
Roper Industries, Inc.	44	6,879
Ryder System, Inc.	111	10,306
Snap-on, Inc.	44	6,017
Southwest Airlines Co.	5,993	253,624
Spirit Airlines, Inc.*	4,000	302,320
Stanley Black & Decker, Inc.	177	17,006
Stericycle, Inc.Δ*	11,397	1,493,919
Textron, Inc.	272	11,454
Union Pacific Corporation	7,214	859,404
United Parcel Service, Inc. Class BΔ	50,952	5,664,334
United Technologies Corporation	3,372	387,780
W.W. Grainger, Inc.	8	2,039
Waste Connections, Inc.	2,200	96,778
Waste Management, Inc.	31,491	1,616,118
Xerox Corporation	1,257	17,422
Xylem, Inc.	246	9,365

		29,946,908

Technology — 2.9%
Adobe Systems, Inc.*	1,128	82,006
Akamai Technologies, Inc.*	203	12,781
Altera Corporation	4,058	149,903
Amphenol Corporation Class A	428	23,031
Analog Devices, Inc.	12,354	685,894
Apple, Inc.	16,441	1,814,758
Applied Materials, Inc.	20,870	520,080
Autodesk, Inc.*	2,557	153,574
Broadcom Corporation Class A	627	27,168
CA, Inc.	368	11,206
CDK Global, Inc.	—	—
Cisco Systems, Inc.	6,471	179,991
Citrix Systems, Inc.*	176	11,229
Cognizant Technology Solutions Corporation Class A*	3,490	183,783
Computer Sciences Corporation	165	10,403
Corning, Inc.	1,580	36,229
Electronic Arts, Inc.*	351	16,502
EMC Corporation	2,300	68,402
F5 Networks, Inc.Δ*	2,946	384,350
Facebook, Inc. Class A*	2,216	172,892
Gartner, Inc.Δ*	1,600	134,736
Google, Inc. Class A*	1,920	1,018,867
Google, Inc. Class C*	320	168,448
Harris Corporation	120	8,618

See Notes to Financial Statements.	175

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Hewlett-Packard Co.	2,151	$86,320
Intel Corporation	32,598	1,182,982
International Business Machines Corporation	9,099	1,459,844
Intuit, Inc.Δ	13,822	1,274,250
Juniper Networks, Inc.	571	12,745
KLA-Tencor CorporationΔ	3,188	224,180
Lam Research Corporation	181	14,361
Linear Technology Corporation	19,568	892,301
LinkedIn Corporation, Class AΔ*	1,700	390,507
Microchip Technology, Inc.Δ	2,228	100,505
Micron Technology, Inc.*	1,206	42,222
Microsoft Corporation	33,207	1,542,465
Motorola Solutions, Inc.	226	15,160
NetApp, Inc.	8,874	367,827
NVIDIA Corporation	633	12,692
Oracle Corporation	3,927	176,597
Palo Alto Networks, Inc.*	3,000	367,710
QUALCOMM, Inc.	17,288	1,285,017
Red Hat, Inc.*	2,580	178,381
salesforce.com, Inc.*	703	41,695
SanDisk Corporation	256	25,083
Skyworks Solutions, Inc.	800	58,168
Splunk, Inc.Δ*	3,900	229,905
Symantec Corporation	785	20,139
Synopsys, Inc.*	600	26,082
Tableau Software, Inc. Class AΔ*	1,600	135,616
Teradata CorporationΔ*	1,480	64,646
Texas Instruments, Inc.	6,431	343,833
VeriSign, Inc.*	180	10,260
VMware, Inc. Class A*	1,700	140,284
Western Digital Corporation	239	26,457
Xilinx, Inc.	3,704	160,346
Yahoo!, Inc.*	1,008	50,914
Yelp, Inc.Δ*	2,100	114,933

		16,949,278

Utilities — 6.7%
AES Corporation	1,420	19,553
AGL Resources, Inc.	4,300	234,393
Alliant Energy Corporation	1,900	126,198
Ameren Corporation	174	8,027
American Electric Power Co., Inc.	11,678	709,088
American Water Works Co., Inc.	20,800	1,108,640
Aqua America, Inc.	3,000	80,100
AT&T, Inc.Δ	37,670	1,265,335
Atmos Energy Corporation	8,700	484,938
CenterPoint Energy, Inc.	11,288	264,478
CenturyLink, Inc.	6,961	275,516
CMS Energy Corporation	355	12,336
Consolidated Edison, Inc.Δ	13,857	914,701
Dominion Resources, Inc.	15,793	1,214,482
DTE Energy Co.	10,001	863,786
Duke Energy Corporation	10,636	888,531
Edison International	39,071	2,558,369
Entergy Corporation	204	17,846
Exelon Corporation	974	36,116
FirstEnergy Corporation	633	24,681
Frontier Communications Corporation	2,478	16,528
NextEra Energy, Inc.	7,994	849,682
NiSource, Inc.	9,257	392,682

	Shares	Value
Northeast Utilities	356	$19,053
NRG Energy, Inc.	370	9,971
ONE Gas, Inc.	143,449	5,912,968
Pepco Holdings, Inc.	280	7,540
PG&E Corporation	67,920	3,616,061
Piedmont Natural Gas Co., Inc.Δ	41,624	1,640,402
Pinnacle West Capital Corporation	3,600	245,916
PPL Corporation	1,005	36,512
Public Service Enterprise Group, Inc.	13,775	570,423
Questar Corporation	18,400	465,152
SCANA Corporation	161	9,724
Sempra Energy	16,773	1,867,841
Southern Co. (The)	29,137	1,430,918
TECO Energy, Inc.	293	6,004
UGI Corporation	8,200	311,436
Vectren Corporation	11,500	531,645
Verizon Communications, Inc.	116,033	5,428,024
Westar Energy, Inc.Δ	45,600	1,880,544
WGL Holdings, Inc.Δ	30,000	1,638,600
Windstream Holdings, Inc.	1,811	14,923
Wisconsin Energy CorporationΔ	3,909	206,161
Xcel Energy, Inc.	9,067	325,687

		38,541,511

Total Common Stocks (Cost $209,383,701)		258,939,461

FOREIGN COMMON STOCKS — 3.2%
Bermuda — 0.3%
Arch Capital Group, Ltd.*	6,100	360,510
Everest Re Group, Ltd.	5,900	1,004,770
Invesco, Ltd.	543	21,459
Nabors Industries, Ltd.	295	3,829
PartnerRe, Ltd.Δ	300	34,239
RenaissanceRe Holdings, Ltd.	4,600	447,212

		1,872,019

British Virgin Islands — 0.0%
Michael Kors Holdings, Ltd.*	280	21,028

Canada — 0.4%
Potash Corporation of Saskatchewan, Inc.	60,300	2,129,796

Curacao — 0.0%
Schlumberger, Ltd.	2,587	220,956

France — 0.9%
Sanofi	7,600	692,898
Total SA	81,400	4,170,297

		4,863,195

Ireland — 0.4%
Accenture PLC Class A	10,698	955,438
Allegion PLC	94	5,213
Covidien PLC	520	53,186
Eaton Corporation PLC	540	36,698
Ingersoll-Rand PLC	294	18,637
Mallinckrodt PLC*	65	6,437
Pentair PLC	224	14,878
Seagate Technology PLC	372	24,738
Tyco International PLC	31,466	1,380,099
XL Group PLC	164	5,637

		2,500,961

176	See Notes to Financial Statements.

	Shares	Value
Japan — 0.1%
Honda Motor Co., Ltd.	15,300	$448,876

Jersey — 0.0%
Delphi Automotive PLC	227	16,507

Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	107	8,820

Netherlands — 0.2%
Koninklijke Philips NV	34,492	999,788
LyondellBasell Industries NV Class A	489	38,821
Nielsen NV	323	14,448

		1,053,057

Panama — 0.0%
Carnival Corporation	498	22,574

Singapore — 0.0%
Avago Technologies, Ltd.	271	27,260

Switzerland — 0.4%
ABB, Ltd.*	69,500	1,470,490
ACE, Ltd.	7,433	853,903
Garmin, Ltd.	139	7,343
TE Connectivity, Ltd.	347	21,948
Transocean, Ltd.	556	10,192

		2,363,876

United Kingdom — 0.5%
Aon PLC	5,419	513,884
BAE Systems PLC	36,800	269,126
Ensco PLC Class A	457	13,687
Noble Corporation PLC	288	4,772
Royal Dutch Shell PLC Class B	51,600	1,782,838

		2,584,307

Total Foreign Common Stocks (Cost $17,554,793)		18,133,232

PREFERRED STOCKS — 5.5%
Alcoa, Inc.,
5.38%, 10/01/17Δ	8,644	436,090
Bank of America Corporation,
7.25%, 12/31/49	7,015	8,158,234
Health Care REIT, Inc.,
6.50%, 12/31/49	16,300	1,073,355
Laclede Group, Inc. (The),
6.75%, 04/01/17Δ	66,276	3,708,805
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	32,300	4,453,524
US Bancorp,
6.00%, 04/15/17	199,500	5,410,440
Wells Fargo & Co.,
7.50%, 12/31/49	7,073	8,530,038

Total Preferred Stocks (Cost $30,521,335)		31,770,486

MASTER LIMITED PARTNERSHIP — 0.3%
Spectra Energy Partners LP (Cost $1,621,155)	31,573	1,798,714

	Shares	Value
MONEY MARKET FUNDS — 18.0%
GuideStone Money Market Fund (Investor Class)¥	26,355,033	$26,355,033
Northern Institutional Liquid Assets Portfolio§	76,778,472	76,778,472

Total Money Market Funds (Cost $103,133,505)		103,133,505

SYNTHETIC CONVERTIBLE INSTRUMENT — 0.9%
Bank of America Corporation+	6,000	215,340
Citigroup Global Markets Holdings, Inc.+ 144A	34,500	1,248,210
Citigroup, Inc.+ 144A	10,900	650,512
Credit Suisse NY+	47,400	751,764
Deutsche Bank AG+ 144A	20,000	844,920
Goldman Sachs Group, Inc.+ 144A	22,700	948,406
UBS AG+	16,900	662,311

Total Synthetic Convertible Instrument (Cost $5,224,702)		5,321,463

	Par
CORPORATE BONDS — 21.9%
Akamai Technologies, Inc.
(0.95)%, 02/15/19 CONV 144AΩ†Δ	$2,700,000	2,814,764
Alere, Inc.
3.00%, 05/15/16 CONV	700,000	731,500
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	1,190,000	1,176,612
AOL, Inc.
0.75%, 09/01/19 CONV 144AΔ	580,000	616,975
Ares Capital Corporation
5.13%, 06/01/16 CONVΔ	1,855,000	1,908,331
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/18 CONV	1,675,000	1,977,547
Biomet, Inc.
6.50%, 10/01/20	495,000	523,462
Blucora, Inc.
4.25%, 04/01/19 CONV	1,750,000	1,653,750
Bristow Group, Inc.
3.00%, 06/15/38 CONV	750,000	783,750
Cardtronics, Inc.
1.00%, 12/01/20 CONVΔ	1,275,000	1,267,828
Cepheid
1.25%, 02/01/21 CONV 144AΔ	1,755,000	1,935,984
Chesapeake Energy Corporation
2.50%, 05/15/37 CONVΔ	2,330,000	2,274,662
Ciena Corporation
0.88%, 06/15/17 CONVΔ	1,440,000	1,433,700
Citigroup, Inc.
5.95%, 07/29/49†	2,675,000	2,638,219
Citrix Systems, Inc.
0.50%, 04/15/19 CONV 144AΔ	290,000	305,769
Clearwire Communications LLC
8.25%, 12/01/40 CONV 144A	2,380,000	2,600,150
Dealertrack Technologies, Inc.
1.50%, 03/15/17 CONVΔ	105,000	136,697

See Notes to Financial Statements.	177

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Electronic Arts, Inc.
0.75%, 07/15/16 CONVΔ	$1,285,000	$1,941,956
Euronet Worldwide, Inc.
1.50%, 10/01/44 CONV 144A	585,000	597,066
Extra Space Storage LP
2.38%, 07/01/33 CONV 144A	1,630,000	1,782,812
Forest City Enterprises, Inc.
3.63%, 08/15/20 CONV	2,285,000	2,433,525
General Electric Capital Corporation
6.25%, 12/29/49†	3,000,000	3,281,250
Goodrich Petroleum Corporation
5.00%, 10/01/32 CONVΔ	920,000	487,025
Greenbrier Cos., Inc.
3.50%, 04/01/18 CONV	525,000	792,094
Griffon Corporation
4.00%, 01/15/17 CONV 144A	610,000	690,444
Hologic, Inc.
2.00%, 03/01/42 STEPΔ	2,152,000	2,402,170
HomeAway, Inc.
0.13%, 04/01/19 CONV 144AΔ	2,830,000	2,661,969
Hornbeck Offshore Services, Inc.
1.50%, 09/01/19 CONVΔ	1,115,000	929,631
Huron Consulting Group, Inc.
1.25%, 10/01/19 CONV 144AΔ	575,000	599,078
Illumina, Inc.
(2.20)%, 06/15/19 CONV 144AΩ†Δ	1,665,000	1,833,581
Integra LifeSciences Holdings Corporation
1.63%, 12/15/16 CONVΔ	1,790,000	1,911,944
Intel Corporation
2.95%, 12/15/35 CONV	4,577,000	6,024,476
j2 Global, Inc.
3.25%, 06/15/29 CONV	1,015,000	1,122,844
Jarden Corporation
1.88%, 09/15/18 CONVΔ	865,000	1,360,753
Lam Research Corporation
0.50%, 05/15/16 CONVΔ	1,140,000	1,501,950
Liberty Interactive LLC
1.00%, 09/30/43 CONV 144A	2,215,000	2,450,344
LinkedIn Corporation
0.50%, 11/01/19 CONV 144A	585,000	618,275
Linn Energy LLC
8.63%, 04/15/20	30,000	26,250
Live Nation Entertainment, Inc.
2.50%, 05/15/19 CONV 144A	1,350,000	1,429,313
Macquarie Infrastructure Co. LLC
2.88%, 07/15/19 CONVΔ	1,810,000	2,065,662
Mediacom LLC
7.25%, 02/15/22Δ	365,000	391,462
Meritor, Inc.
7.88%, 03/01/26 CONV	775,000	1,280,203
4.00%, 02/15/27 STEP	1,145,000	1,235,169

	Par	Value
Michaels Stores, Inc.
5.88%, 12/15/20 144AΔ	$500,000	$507,500
Microchip Technology, Inc.
2.13%, 12/15/37 CONVΔ	993,000	1,776,229
Molina Healthcare, Inc.
1.63%, 08/15/44 CONVΔ	975,000	1,089,563
National Health Investors, Inc.
3.25%, 04/01/21 CONVΔ	880,000	916,850
Navistar International Corporation
4.75%, 04/15/19 CONV 144A	2,140,000	2,057,075
NetSuite, Inc.
0.25%, 06/01/18 CONV	1,620,000	1,822,500
Newmont Mining Corporation
1.63%, 07/15/17 CONV	1,685,000	1,715,541
NRG Yield, Inc.
3.50%, 02/01/19 CONV 144A	1,670,000	1,849,525
Nuance Communications, Inc.
2.75%, 11/01/31 CONV	1,855,000	1,858,478
NuVasive, Inc.
2.75%, 07/01/17 CONVΔ	1,980,000	2,526,975
NVIDIA Corporation
1.00%, 12/01/18 CONV	2,185,000	2,522,309
Omnicare, Inc.
3.25%, 12/15/35 CONVΔ	1,860,000	2,089,447
Priceline Group, Inc.
0.90%, 09/15/21 CONV 144A	1,655,000	1,580,525
Prologis LP
3.25%, 03/15/15 CONVΔ	2,005,000	2,233,069
Restoration Hardware Holdings, Inc.
(0.80)%, 06/15/19 CONV 144AΩ†Δ	615,000	638,447
Reynolds Group Issuer, Inc.
9.88%, 08/15/19	250,000	266,250
Rovi Corporation
2.63%, 02/15/40 CONVΔ	690,000	693,450
Royal Gold, Inc.
2.88%, 06/15/19 CONV	2,055,000	2,133,347
RTI International Metals, Inc.
1.63%, 10/15/19 CONVΔ	2,200,000	2,149,125
Ryland Group, Inc.
0.25%, 06/01/19 CONVΔ	2,215,000	2,061,334
salesforce.com, Inc.
0.25%, 04/01/18 CONVΔ	1,995,000	2,278,041
Salix Pharmaceuticals, Ltd.
1.50%, 03/15/19 CONV	370,000	676,406
SEACOR Holdings, Inc.
2.50%, 12/15/27 CONV	1,550,000	1,646,875
Shutterfly, Inc.
0.25%, 05/15/18 CONV	1,785,000	1,699,097
Sirius XM Radio, Inc.
5.88%, 10/01/20 144A	200,000	206,500
Starwood Property Trust, Inc.
4.55%, 03/01/18 CONV	2,100,000	2,241,750
Tesla Motors, Inc.
0.25%, 03/01/19 CONVΔ	1,900,000	1,765,812
TiVo, Inc.
2.00%, 10/01/21 CONV 144A	1,305,000	1,254,431
T-Mobile USA, Inc.
6.38%, 03/01/25	240,000	244,440

178	See Notes to Financial Statements.

	Par	Value
Toll Brothers Finance Corporation
0.50%, 09/15/32 CONVΔ	$2,335,000	$2,393,375
TransDigm, Inc.
6.50%, 07/15/24	150,000	151,500
Trinity Industries, Inc.
3.88%, 06/01/36 CONV	580,000	764,875
Twitter, Inc.
0.25%, 09/15/19 CONV 144A	2,420,000	2,114,475
Volcano Corporation
1.75%, 12/01/17 CONV	1,655,000	1,647,759
Walter Investment Management Corporation
4.50%, 11/01/19 CONVΔ	2,615,000	1,987,400
Web.com Group, Inc.
1.00%, 08/15/18 CONVΔ	1,060,000	974,538
WebMD Health Corporation
2.50%, 01/31/18 CONV	675,000	676,688
1.50%, 12/01/20 CONVΔ	1,700,000	1,705,312
Yahoo!, Inc.
(3.18)%, 12/01/18 CONVΩ†	2,270,000	2,579,288

Total Corporate Bonds (Cost $121,726,240)		126,127,047

FOREIGN BONDS — 0.7%
Bermuda — 0.1%
Energy XXI, Ltd.
3.00%, 12/15/18 CONVΔ	720,000	217,800

Canada — 0.1%
Valeant Pharmaceuticals International, Inc.
7.50%, 07/15/21 144A	400,000	433,500

Netherlands — 0.5%
Siemens Financierings- maatschappij NV
1.05%, 08/16/17 CONVΔ	2,750,000	3,034,625

Total Foreign Bonds (Cost $3,940,713)		3,685,925

U.S. TREASURY OBLIGATIONS — 17.6%
U.S. Treasury Bills
0.10%, 01/08/15	23,000,000	22,999,958
0.09%, 04/02/15	29,550,000	29,547,399
0.00%, 06/25/15	23,700,000	23,690,544
0.05%, 06/25/15	700,000	699,721
0.07%, 09/17/15	22,750,000	22,723,087
0.11%, 09/17/15	1,600,000	1,598,107

		101,258,816

Total U.S. Treasury Obligations (Cost $101,270,887)		101,258,816

TOTAL INVESTMENTS — 113.1% (Cost $594,377,031)		650,168,649

	Number of Contracts	Value
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
S&P 500® Index, Strike Price $2,080.00, Expires 01/09/15 (MSCS)	(25)	$(19,750)
S&P 500® Index, Strike Price $2,1115.00, Expires 01/02/15 (MSCS)	(26)	(260)
S&P 500® Index, Strike Price $2,130.00, Expires 01/17/15 (MSCS)	(25)	(4,500)
S&P 500® Index, Strike Price $2,140.00, Expires 01/23/15 (MSCS)	(25)	(5,625)

		(30,135)

Put Options — (0.1)%
S&P 500® Index, Strike Price $1,915.00, Expires 01/09/15 (MSCS)	(128)	(33,920)
S&P 500® Index, Strike Price $1,995.00, Expires 01/17/15 (MSCS)	(126)	(72,828)
S&P 500® Index, Strike Price $2,010.00, Expires 01/23/15 (MSCS)	(133)	(246,050)
S&P 500® Index, Strike Price $2,015.00, Expires 01/02/15 (MSCS)	(124)	(13,640)

		(366,438)

Total Written Options (Premiums received $(637,832))		(396,573)

Other Assets in Excess of Liabilities — (13.0)%		(74,740,006)

NET ASSETS — 100.0%		$575,032,070

See Notes to Financial Statements.	179

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$258,939,461	$258,939,461	$—	$—
Corporate Bonds	126,127,047	—	126,127,047	—
Foreign Bonds	3,685,925	—	3,685,925	—
Foreign Common Stocks:
Bermuda	1,872,019	1,872,019	—	—
British Virgin Islands	21,028	21,028	—	—
Canada	2,129,796	2,129,796	—	—
Curacao	220,956	220,956	—	—
France	4,863,195	—	4,863,195	—
Ireland	2,500,961	2,500,961	—	—
Japan	448,876	—	448,876	—
Jersey	16,507	16,507	—	—
Liberia	8,820	8,820	—	—
Netherlands	1,053,057	53,269	999,788	—
Panama	22,574	22,574	—	—
Singapore	27,260	27,260	—	—
Switzerland	2,363,876	893,386	1,470,490	—
United Kingdom	2,584,307	532,344	2,051,963	—
Master Limited Partnership	1,798,714	1,798,714	—	—
Money Market Funds	103,133,505	103,133,505	—	—
Preferred Stocks	31,770,486	23,240,448	—	8,530,038
U.S. Treasury Obligations	101,258,816	—	101,258,816	—
Synthetic Convertible Instrument	5,321,463	—	—	5,321,463

Total Assets - Investments in Securities	$650,168,649	$395,411,048	$240,906,100	$13,851,501

Other Financial Instruments***
Forward Foreign Currency Contracts	$63,428	$—	$63,428	$—
Futures Contracts	404,047	404,047	—	—

Total Assets - Other Financial Instruments	$467,475	$404,047	$63,428	$—

180	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options	$(396,573)	$—	$(396,573)	$—

Total Liabilities - Investments in Securities	$(396,573)	$—	$(396,573)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

The unobservable inputs used in the fair value measurement of the reporting entity’s preferred stock and synthetic convertible instruments are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Corporate Bonds	Preferred Stock	Synthetic Convertible Instruments
Balance, 12/31/13	$12,995,786	$3,024,494	$7,867,600	$2,103,692
Accrued discounts/premiums	(58,588)	(58,588)	—	—
Realized gain (loss)(1)	479,266	140,861	338,405	—
Change in unrealized appreciation (depreciation)(2)	362,191	(178,770)	399,899	141,062
Purchases	10,283,968	—	5,059,266	5,224,702
Sales	(10,211,122)	(2,927,997)	(5,135,132)	(2,147,993)
Transfers in to Level 3	—	—		—
Transfers out of Level 3		—	—	—
Maturities		—	—	—
Paydowns		—	—	—

Balance, 12/31/14	$13,851,501	$—	$8,530,038	$5,321,463

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

See Notes to Financial Statements.	181

Equity Index Fund (Unaudited)

The Fund was passively managed and benchmarked against the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. The Investor Class of the Fund returned 13.31% for the one-year period ended December 31, 2014, as compared to a 13.69% return for the S&P 500® Index. The return differential was primarily a result of expenses of the Fund.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	17.9
Technology	16.8
Consumer Discretionary	13.1
Healthcare	11.4
Money Market Funds	11.4
Producer Durables	10.2
Energy	7.8
Consumer Staples	7.0
Utilities	5.5
Foreign Common Stocks	3.3
Materials & Processing	3.3
U.S. Treasury Obligation	0.1

107.8

Equity Index Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	13.54%	13.31%	13.69%
Five Year	15.45%	15.27%	15.45%
Ten Year	7.53%	7.36%	7.67%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.25%	0.49%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the S&P 500® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS — 93.0%
Consumer Discretionary — 13.1%
Amazon.com, Inc.*	9,025	$2,800,909
AutoNation, Inc.*	1,753	105,899
AutoZone, Inc.*	770	476,715
Avon Products, Inc.Δ	10,664	100,135
Bed Bath & Beyond, Inc.*	4,452	339,109
Best Buy Co., Inc.Δ	6,818	265,766
BorgWarner, Inc.	5,343	293,598
Cablevision Systems Corporation Class AΔ	5,237	108,092
CarMax, Inc.Δ*	5,049	336,162
CBS Corporation Class B	11,263	623,294
Chipotle Mexican Grill, Inc.*	733	501,746
Coach, Inc.	6,439	241,849
Comcast Corporation Class A	61,197	3,550,038
Costco Wholesale Corporation	10,431	1,478,594
D.R. Horton, Inc.	7,977	201,738
Darden Restaurants, Inc.Δ	3,098	181,636
DIRECTV*	11,873	1,029,389
Discovery Communications, Inc. Class A*	3,629	125,019
Discovery Communications, Inc. Class C*	6,455	217,663
Dollar General Corporation*	7,179	507,555
Dollar Tree, Inc.*	4,857	341,836
eBay, Inc.*	26,882	1,508,618
Estee Lauder Cos., Inc. (The) Class A	5,339	406,832
Expedia, Inc.Δ	2,341	199,828
Family Dollar Stores, Inc.	2,300	182,183
Ford Motor Co.	91,702	1,421,381
Fossil Group, Inc.*	1,072	118,713
GameStop Corporation Class AΔ	2,693	91,023
Gannett Co., Inc.Δ	5,525	176,413
Gap, Inc. (The)	6,430	270,767
General Motors Co.	32,194	1,123,893
Genuine Parts Co.	3,625	386,316
Goodyear Tire & Rubber Co. (The)	6,649	189,962
H&R Block, Inc.	6,598	222,221
Harley-Davidson, Inc.	5,141	338,843
Harman International Industries, Inc.	1,590	169,669
Hasbro, Inc.Δ	2,682	147,483
Home Depot, Inc. (The)	31,349	3,290,705
Interpublic Group of Cos., Inc. (The)	9,872	205,041
Johnson Controls, Inc.	15,754	761,548
Kohl’s CorporationΔ	4,784	292,015
L Brands, Inc.	5,802	502,163
Leggett & Platt, Inc.Δ	3,364	143,340
Lennar Corporation Class AΔ	4,166	186,678
Lowe’s Cos., Inc.	23,175	1,594,440
Macy’s, Inc.Δ	8,183	538,032
Marriott International, Inc. Class A	5,025	392,101
Mattel, Inc.	8,029	248,457
McDonald’s Corporation	23,104	2,164,845
Mohawk Industries, Inc.*	1,498	232,729
Netflix, Inc.*	1,421	485,428
Newell Rubbermaid, Inc.	6,277	239,091
News Corporation Class A*	11,922	187,056

	Shares	Value
NIKE, Inc. Class B	16,632	$1,599,167
Nordstrom, Inc.	3,305	262,384
Omnicom Group, Inc.	5,923	458,855
O’Reilly Automotive, Inc.*	2,399	462,095
PetSmart, Inc.	2,400	195,108
Priceline Group, Inc. (The)*	1,240	1,413,860
PulteGroup, Inc.	8,039	172,517
PVH Corporation	1,972	252,751
Ralph Lauren Corporation	1,437	266,075
Ross Stores, Inc.	4,996	470,923
Scripps Networks Interactive, Inc. Class AΔ	2,433	183,132
Staples, Inc.Δ	14,981	271,456
Starbucks Corporation	17,753	1,456,634
Starwood Hotels & Resorts Worldwide, Inc.	4,239	343,656
Target Corporation	15,173	1,151,782
Tiffany & Co.Δ	2,651	283,286
Time Warner Cable, Inc.	6,667	1,013,784
Time Warner, Inc.	19,928	1,702,250
TJX Cos., Inc. (The)	16,378	1,123,203
Tractor Supply Co.	3,257	256,717
TripAdvisor, Inc.*	2,647	197,625
Twenty-First Century Fox, Inc. Class A	44,074	1,692,662
Under Armour, Inc. Class A*	3,934	267,119
Urban Outfitters, Inc.Δ*	2,236	78,551
VF Corporation	8,155	610,809
Wal-Mart Stores, Inc.	37,553	3,225,052
Walt Disney Co. (The)	37,092	3,493,695
Whirlpool Corporation	1,866	361,519
Wyndham Worldwide Corporation	2,929	251,191
Yum! Brands, Inc.	10,394	757,203

		56,519,617

Consumer Staples — 7.0%
Archer-Daniels-Midland Co.	15,267	793,884
Campbell Soup Co.	4,144	182,336
Clorox Co. (The)Δ	3,095	322,530
Coca-Cola Co. (The)	93,692	3,955,676
Coca-Cola Enterprises, Inc.	5,293	234,057
Colgate-Palmolive Co.	20,418	1,412,721
ConAgra Foods, Inc.	10,004	362,945
CVS Health Corporation	27,251	2,624,544
Dr. Pepper Snapple Group, Inc.Δ	4,628	331,735
General Mills, Inc.	14,280	761,552
Hershey Co. (The)	3,520	365,834
Hormel Foods Corporation	3,228	168,179
J.M. Smucker Co. (The)Δ	2,402	242,554
Kellogg Co.	6,043	395,454
Keurig Green Mountain, Inc.	2,882	381,562
Kimberly-Clark Corporation	8,823	1,019,410
Kraft Foods Group, Inc.	14,040	879,746
Kroger Co. (The)	11,720	752,541
McCormick & Co., Inc. (Non-Voting Shares)Δ	3,032	225,278
Mead Johnson Nutrition Co.	4,780	480,581
Mondelez International, Inc. Class A	39,869	1,448,242
Monster Beverage Corporation*	3,429	371,532
PepsiCo, Inc.	35,623	3,368,511
Procter & Gamble Co. (The)	64,245	5,852,077
Safeway, Inc.	5,508	193,441

184	See Notes to Financial Statements.

	Shares	Value
Sysco CorporationΔ	14,105	$559,828
Tyson Foods, Inc. Class A	6,993	280,349
Walgreens Boots Alliance, Inc.	20,672	1,575,206
Whole Foods Market, Inc.Δ	8,546	430,889

		29,973,194

Energy — 7.8%
Anadarko Petroleum Corporation	12,099	998,168
Apache Corporation	8,867	555,695
Baker Hughes, Inc.	10,286	576,736
Cabot Oil & Gas Corporation	9,884	292,665
Cameron International Corporation*	4,711	235,314
Chesapeake Energy CorporationΔ	12,613	246,836
Chevron Corporation	44,902	5,037,106
Cimarex Energy Co.Δ	2,117	224,402
ConocoPhillips	29,231	2,018,693
CONSOL Energy, Inc.Δ	5,540	187,307
Denbury Resources, Inc.Δ	8,515	69,227
Devon Energy Corporation	9,091	556,460
Diamond Offshore Drilling, Inc.Δ	1,605	58,920
EOG Resources, Inc.	13,063	1,202,710
EQT Corporation	3,583	271,233
Exterran Holdings, Inc.	13	424
Exxon Mobil Corporation	100,614	9,301,764
First Solar, Inc.*	1,697	75,678
FMC Technologies, Inc.Δ*	5,679	266,004
Halliburton Co.	20,115	791,123
Helmerich & Payne, Inc.Δ	2,544	171,516
Hess Corporation	5,961	440,041
Kinder Morgan, Inc.Δ	40,439	1,710,974
Marathon Oil Corporation	15,943	451,027
Marathon Petroleum Corporation	6,698	604,562
Murphy Oil Corporation	3,874	195,715
National Oilwell Varco, Inc.Δ	10,172	666,571
Newfield Exploration Co.*	3,088	83,747
Noble Energy, Inc.	8,528	404,483
Occidental Petroleum Corporation	18,433	1,485,884
ONEOK, Inc.	4,965	247,207
Phillips 66	13,213	947,372
Pioneer Natural Resources Co.	3,525	524,696
QEP Resources, Inc.	4,088	82,659
Range Resources CorporationΔ	4,042	216,045
Southwestern Energy Co.*	8,385	228,827
Spectra Energy CorporationΔ	15,853	575,464
Tesoro CorporationΔ	3,065	227,883
Valero Energy Corporation	12,483	617,909
Williams Cos., Inc. (The)	15,906	714,816

		33,563,863

Financial Services — 17.9%
Affiliated Managers Group, Inc.*	1,323	280,794
Aflac, Inc.	10,705	653,968
Alliance Data Systems Corporation*	1,510	431,936
Allstate Corporation (The)	10,001	702,570
American Express Co.	21,157	1,968,447

	Shares	Value
American International Group, Inc.	33,263	$1,863,061
American Tower Corporation REIT	9,469	936,011
Ameriprise Financial, Inc.	4,354	575,816
Apartment Investment & Management Co. Class A REIT	3,484	129,431
Assurant, Inc.	1,710	117,015
AvalonBay Communities, Inc. REIT*	3,159	516,149
Bank of America Corporation	250,001	4,472,518
Bank of New York Mellon Corporation (The)	26,771	1,086,099
BB&T Corporation	17,005	661,324
Berkshire Hathaway, Inc. Class B*	43,349	6,508,852
BlackRock, Inc.	3,029	1,083,049
Boston Properties, Inc. REIT	3,620	465,858
Capital One Financial Corporation	13,267	1,095,191
CBRE Group, Inc. Class A*	6,767	231,770
Charles Schwab Corporation (The)	27,483	829,712
Chubb Corporation (The)	5,585	577,880
Cincinnati Financial Corporation	3,497	181,250
Citigroup, Inc.	72,019	3,896,948
CME Group, Inc.Δ	7,578	671,790
Comerica, Inc.	4,215	197,431
Crown Castle International Corporation REIT	7,892	621,100
Discover Financial Services	10,749	703,952
Dun & Bradstreet Corporation (The)	866	104,751
E*TRADE Financial Corporation*	6,673	161,854
Equifax, Inc.	2,888	233,553
Equity Residential REIT	8,688	624,146
Essex Property Trust, Inc. REIT	1,535	317,131
Fidelity National Information Services, Inc.	6,763	420,659
Fifth Third Bancorp	19,775	402,916
Fiserv, Inc.*	5,790	410,916
Franklin Resources, Inc.	9,326	516,381
General Growth Properties, Inc. REIT	14,886	418,743
Genworth Financial, Inc. Class A*	12,462	105,927
Goldman Sachs Group, Inc. (The)	9,628	1,866,195
Hartford Financial Services Group, Inc. (The)	10,262	427,823
HCP, Inc. REIT	10,832	476,933
Health Care REIT, Inc.Δ	7,799	590,150
Host Hotels & Resorts, Inc. REIT	17,873	424,841
Hudson City Bancorp, Inc.	11,463	116,006
Huntington Bancshares, Inc.	19,216	202,152
Intercontinental Exchange, Inc.	2,681	587,916
JPMorgan Chase & Co.	88,775	5,555,539
KeyCorp	20,693	287,633
Kimco Realty Corporation REIT	9,822	246,925
Legg Mason, Inc.	2,493	133,051
Leucadia National Corporation	7,527	168,755

See Notes to Financial Statements.	185

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Lincoln National Corporation	6,202	$357,669
Loews Corporation	7,210	302,964
M&T Bank CorporationΔ	3,123	392,311
Macerich Co. (The) REIT	3,374	281,425
Marsh & McLennan Cos., Inc.	12,868	736,564
MasterCard, Inc. Class A	23,272	2,005,116
McGraw Hill Financial, Inc.	6,405	569,917
MetLife, Inc.	26,973	1,458,970
Moody’s Corporation	4,396	421,181
Morgan Stanley	36,219	1,405,297
NASDAQ OMX Group, Inc. (The)	2,776	133,137
Navient Corporation	9,632	208,148
Northern Trust Corporation	5,100	343,740
People’s United Financial, Inc.Δ	7,078	107,444
Plum Creek Timber Co., Inc. REITΔ	4,158	177,921
PNC Financial Services Group, Inc. (The)	12,576	1,147,308
Principal Financial Group, Inc.	6,513	338,285
Progressive Corporation (The)	12,580	339,534
Prologis, Inc. REIT	11,792	507,410
Prudential Financial, Inc.	10,876	983,843
Public Storage REIT	3,423	632,742
Regions Financial Corporation	32,562	343,855
Simon Property Group, Inc. REIT	7,399	1,347,432
State Street Corporation	9,885	775,972
SunTrust Banks, Inc.	12,296	515,202
T. Rowe Price Group, Inc.	6,224	534,393
Torchmark Corporation	3,041	164,731
Total System Services, Inc.	4,063	137,979
Travelers Cos., Inc. (The)	7,896	835,792
Unum Group	6,012	209,699
US Bancorp	42,616	1,915,589
Ventas, Inc. REITΔ	6,947	498,100
Visa, Inc. Class AΔ	11,601	3,041,782
Vornado Realty Trust REIT	4,112	484,024
Wells Fargo & Co.	112,167	6,148,995
Western Union Co. (The)Δ	12,344	221,081
Weyerhaeuser Co. REIT	12,542	450,132
Zions Bancorporation	4,923	140,355

		76,876,857

Healthcare — 11.4%
Abbott Laboratories	35,848	1,613,877
AbbVie, Inc.	37,859	2,477,493
Aetna, Inc.	8,382	744,573
Agilent Technologies, Inc.	7,794	319,086
Alexion Pharmaceuticals, Inc.*	4,733	875,747
Allergan, Inc.	7,078	1,504,712
Amgen, Inc.	18,065	2,877,574
Anthem, Inc.	6,403	804,665
Baxter International, Inc.	12,937	948,153
Becton, Dickinson and Co.	4,535	631,091
Biogen Idec, Inc.*	5,615	1,906,012
Boston Scientific Corporation*	31,336	415,202
Bristol-Myers Squibb Co.	39,431	2,327,612
C.R. Bard, Inc.	1,781	296,750
Cardinal Health, Inc.	7,825	631,712
CareFusion Corporation*	4,925	292,249
Celgene Corporation*	18,995	2,124,781
Cerner Corporation*	7,191	464,970
Cigna Corporation	6,234	641,541

	Shares	Value
DaVita HealthCare Partners, Inc.*	4,110	$311,291
DENTSPLY International, Inc.	3,273	174,353
Edwards Lifesciences Corporation*	2,537	323,163
Eli Lilly & Co.	23,244	1,603,604
Express Scripts Holding Co.*	17,466	1,478,846
Gilead Sciences, Inc.Δ*	35,847	3,378,938
Hospira, Inc.*	4,061	248,736
Humana, Inc.	3,648	523,962
Intuitive Surgical, Inc.*	870	460,178
Johnson & Johnson	66,533	6,957,356
Laboratory Corporation of America Holdings*	1,985	214,182
McKesson Corporation	5,526	1,147,087
Medtronic, Inc.Δ	23,413	1,690,419
Mylan, Inc.Δ*	8,845	498,593
Patterson Cos., Inc.	1,934	93,025
PerkinElmer, Inc.Δ	2,777	121,438
Quest Diagnostics, Inc.	3,405	228,339
Regeneron Pharma- ceuticals, Inc.*	1,769	725,732
St. Jude Medical, Inc.	6,745	438,627
Stryker Corporation	7,066	666,536
Tenet Healthcare CorporationΔ*	2,255	114,261
Thermo Fisher Scientific, Inc.	9,510	1,191,508
UnitedHealth Group, Inc.	22,832	2,308,087
Universal Health Services, Inc. Class B	2,155	239,765
Varian Medical Systems, Inc.Δ*	2,321	200,790
Vertex Pharmaceuticals, Inc.*	5,719	679,417
Zimmer Holdings, Inc.	3,996	453,226
Zoetis, Inc.	11,887	511,498

		48,880,757

Materials & Processing — 3.3%
Air Products & Chemicals, Inc.	4,605	664,179
Airgas, Inc.	1,621	186,707
Alcoa, Inc.Δ	27,820	439,278
Allegheny Technologies, Inc.Δ	2,683	93,288
Ball Corporation	3,236	220,598
CF Industries Holdings, Inc.	1,197	326,230
Dow Chemical Co. (The)	26,287	1,198,950
E.I. du Pont de Nemours & Co.	21,493	1,589,192
Eastman Chemical Co.Δ	3,537	268,317
Ecolab, Inc.	6,474	676,662
Fastenal Co.Δ	6,557	311,851
FMC Corporation	3,136	178,846
Freeport-McMoRan, Inc.	24,562	573,768
International Flavors & Fragrances, Inc.	1,938	196,436
International Paper Co.	10,105	541,426
Martin Marietta Materials, Inc.	1,517	167,355
Masco Corporation	8,375	211,050
MeadWestvaco Corporation	3,915	173,787
Monsanto Co.	11,531	1,377,609
Mosaic Co. (The)	7,408	338,175
Newmont Mining Corporation	12,111	228,898
Nucor Corporation	7,610	373,271
Owens-Illinois, Inc.*	4,021	108,527
PPG Industries, Inc.	3,257	752,856
Praxair, Inc.	6,894	893,187

186	See Notes to Financial Statements.

	Shares	Value
Precision Castparts Corporation	3,390	$816,583
Sealed Air CorporationΔ	5,026	213,253
Sherwin-Williams Co. (The)	1,923	505,826
Sigma-Aldrich Corporation	2,833	388,886
Vulcan Materials Co.	3,099	203,697

		14,218,688

Producer Durables — 10.2%
3M Co.	15,230	2,502,594
ADT Corporation (The)Δ	4,235	153,434
AMETEK, Inc.	5,859	308,359
Automatic Data Processing, Inc.	11,487	957,671
Avery Dennison CorporationΔ	2,177	112,943
Boeing Co. (The)	15,762	2,048,745
C.H. Robinson Worldwide, Inc.Δ	3,517	263,388
Caterpillar, Inc.	14,383	1,316,476
Cintas CorporationΔ	2,290	179,628
CSX Corporation	23,635	856,296
Cummins, Inc.	4,049	583,744
Danaher Corporation	14,550	1,247,081
Deere & Co.Δ	8,477	749,960
Delta Air Lines, Inc.	19,941	980,898
Dover Corporation	3,890	278,991
Emerson Electric Co.	16,493	1,018,113
Expeditors International of Washington, Inc.	4,648	207,347
FedEx Corporation	6,270	1,088,848
FLIR Systems, Inc.	3,345	108,077
Flowserve Corporation	3,249	194,388
Fluor Corporation	3,773	228,757
General Dynamics Corporation	7,441	1,024,030
General Electric Co.	238,672	6,031,241
Honeywell International, Inc.	18,611	1,859,611
Illinois Tool Works, Inc.	8,538	808,549
Iron Mountain, Inc. REITΔ	4,553	176,019
Jacobs Engineering Group, Inc.*	3,148	140,684
Joy Global, Inc.Δ	2,236	104,019
Kansas City Southern	2,611	318,620
L-3 Communications Holdings, Inc.	2,050	258,730
Lockheed Martin Corporation	6,379	1,228,404
Norfolk Southern CorporationΔ	7,320	802,345
Northrop Grumman Corporation	4,802	707,767
PACCAR, Inc.Δ	8,398	571,148
Pall CorporationΔ	2,501	253,126
Parker Hannifin Corporation	3,522	454,162
Paychex, Inc.	7,802	360,218
Pitney Bowes, Inc.Δ	4,753	115,831
Quanta Services, Inc.*	5,107	144,988
Raytheon Co.	7,343	794,292
Republic Services, Inc.	5,931	238,723
Robert Half International, Inc.	3,184	185,882
Rockwell Automation, Inc.	3,269	363,513
Rockwell Collins, Inc.	3,186	269,153
Roper Industries, Inc.	2,363	369,455
Ryder System, Inc.	1,263	117,270
Snap-on, Inc.	1,417	193,761
Southwest Airlines Co.	16,214	686,176
Stanley Black & Decker, Inc.	3,701	355,592
Stericycle, Inc.*	2,032	266,355
Textron, Inc.	6,600	277,926

	Shares	Value
Tyco International PLC	9,886	$433,600
Union Pacific Corporation	21,122	2,516,264
United Parcel Service, Inc. Class B	16,523	1,836,862
United Rentals, Inc.*	2,361	240,846
United Technologies Corporation	20,114	2,313,110
W.W. Grainger, Inc.Δ	1,435	365,767
Waste Management, Inc.	10,223	524,644
Waters Corporation*	1,999	225,327
Xerox Corporation	25,834	358,059
Xylem, Inc.Δ	4,220	160,655

		43,838,462

Technology — 16.8%
Adobe Systems, Inc.*	11,314	822,528
Akamai Technologies, Inc.*	4,251	267,643
Altera Corporation	7,224	266,855
Amphenol Corporation Class A	7,414	398,947
Analog Devices, Inc.	7,320	406,406
Apple, Inc.	139,386	15,385,427
Applied Materials, Inc.	28,830	718,444
Autodesk, Inc.*	5,400	324,324
Broadcom Corporation Class A	12,730	551,591
CA, Inc.	7,460	227,157
Cisco Systems, Inc.	121,552	3,380,969
Citrix Systems, Inc.*	3,823	243,907
Cognizant Technology Solutions Corporation Class A*	14,373	756,882
Computer Sciences CorporationΔ	3,272	206,300
Corning, Inc.	30,534	700,145
Electronic Arts, Inc.*	7,475	351,437
EMC CorporationΔ	48,444	1,440,725
F5 Networks, Inc.*	1,791	233,663
Facebook, Inc. Class A*	49,691	3,876,892
Google, Inc. Class A*	6,776	3,595,752
Google, Inc. Class C*	6,770	3,563,728
Harris Corporation	2,521	181,058
Hewlett-Packard Co.	44,395	1,781,571
Intel Corporation	114,908	4,170,011
International Business Machines Corporation	21,871	3,508,983
Intuit, Inc.	6,822	628,920
Juniper Networks, Inc.	9,035	201,661
KLA-Tencor CorporationΔ	3,950	277,764
Lam Research Corporation	3,774	299,429
Linear Technology Corporation	5,707	260,239
Microchip Technology, Inc.Δ	4,781	215,671
Micron Technology, Inc.Δ*	25,634	897,446
Microsoft Corporation	195,904	9,099,741
Motorola Solutions, Inc.	5,054	339,022
NetApp, Inc.	7,408	307,062
NVIDIA CorporationΔ	12,191	244,430
Oracle Corporation	76,910	3,458,643
QUALCOMM, Inc.	39,489	2,935,217
Red Hat, Inc.*	4,409	304,838
salesforce.com, Inc.Δ*	13,944	827,019
SanDisk CorporationΔ	5,198	509,300
Symantec Corporation	16,331	418,972
Teradata CorporationΔ*	3,724	162,664
Texas Instruments, Inc.	25,089	1,341,383
VeriSign, Inc.Δ*	2,525	143,925

See Notes to Financial Statements.	187

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Western Digital Corporation	5,197	$575,308
Xilinx, Inc.	6,240	270,130
Yahoo!, Inc.Δ*	20,934	1,057,376

		72,137,505

Utilities — 5.5%
AES Corporation	15,449	212,733
AGL Resources, Inc.	2,774	151,211
Ameren Corporation	5,700	262,941
American Electric Power Co., Inc.	11,729	712,185
AT&T, Inc.	123,341	4,143,024
CenterPoint Energy, Inc.	10,024	234,862
CenturyLink, Inc.	13,510	534,726
CMS Energy Corporation	6,558	227,890
Consolidated Edison, Inc.Δ	6,899	455,403
Dominion Resources, Inc.	13,907	1,069,448
DTE Energy Co.	4,213	363,877
Duke Energy Corporation	16,866	1,408,986
Edison International	7,698	504,065
Entergy Corporation	4,242	371,090
Exelon Corporation	20,597	763,737
FirstEnergy Corporation	9,927	387,054
Frontier Communications CorporationΔ	23,107	154,124
Integrys Energy Group, Inc.	1,881	146,436
Level 3 Communications, Inc.Δ*	6,679	329,809
NextEra Energy, Inc.	10,417	1,107,223
NiSource, Inc.	7,527	319,295
Northeast UtilitiesΔ	7,460	399,259
NRG Energy, Inc.	8,126	218,996
Pepco Holdings, Inc.	5,952	160,287
PG&E Corporation	11,330	603,209
Pinnacle West Capital Corporation	2,558	174,737
PPL Corporation	15,702	570,454
Public Service Enterprise Group, Inc.	11,949	494,808
SCANA CorporationΔ	3,429	207,111
Sempra Energy	5,462	608,248
Southern Co. (The)Δ	21,532	1,057,436
TECO Energy, Inc.	5,681	116,404
Verizon Communications, Inc.	98,651	4,614,894
Windstream Holdings, Inc.Δ	14,907	122,834
Wisconsin Energy CorporationΔ	5,412	285,429
Xcel Energy, Inc.	11,927	428,418

		23,922,643

Total Common Stocks (Cost $236,457,009)		399,931,586

FOREIGN COMMON STOCKS — 3.3%
Bermuda — 0.1%
Invesco, Ltd.	10,255	405,278
Nabors Industries, Ltd.Δ	6,689	86,823

		492,101

British Virgin Islands — 0.1%
Michael Kors Holdings, Ltd.*	4,868	365,587

Curacao — 0.6%
Schlumberger, Ltd.	30,534	2,607,909

Ireland — 1.2%
Accenture PLC Class A	14,918	1,332,327
Allegion PLC	2,288	126,892

	Shares	Value
Covidien PLC	10,781	$1,102,681
Eaton Corporation PLC	11,250	764,550
Ingersoll-Rand PLC	6,338	401,766
Mallinckrodt PLCΔ*	2,762	273,521
Pentair PLCΔ	4,481	297,628
Seagate Technology PLCΔ	7,723	513,579
XL Group PLC	5,996	206,082

		5,019,026

Jersey — 0.1%
Delphi Automotive PLC	7,088	515,439

Liberia — 0.1%
Royal Caribbean Cruises, Ltd.Δ	3,970	327,247

Netherlands — 0.3%
LyondellBasell Industries NV Class A	9,868	783,421
Nielsen NVΔ	7,710	344,868

		1,128,289

Panama — 0.1%
Carnival Corporation	10,699	484,985

Singapore — 0.1%
Avago Technologies, Ltd.	6,059	609,475

Switzerland — 0.4%
ACE, Ltd.	7,849	901,693
Garmin, Ltd.Δ	2,761	145,864
TE Connectivity, Ltd.	9,678	612,134
Transocean, Ltd.Δ	8,362	153,275

		1,812,966

United Kingdom — 0.2%
Aon PLC	6,759	640,956
Ensco PLC Class AΔ	5,411	162,060
Noble Corporation PLCΔ	6,041	100,099

		903,115

Total Foreign Common Stocks (Cost $10,164,070)		14,266,139

MONEY MARKET FUNDS — 11.4%
GuideStone Money Market Fund (Investor Class)¥	14,642,754	14,642,754
Northern Institutional Liquid Assets Portfolio§	34,327,381	34,327,381

Total Money Market Funds (Cost $48,970,135)		48,970,135

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill 0.11%, 04/30/15‡‡ (Cost $534,960)	$535,000	534,930

TOTAL INVESTMENTS — 107.8% (Cost $296,126,174)		463,702,790
Liabilities in Excess of Other Assets — (7.8)%		(33,735,529)

NET ASSETS — 100.0%		$429,967,261

188	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$399,931,586	$399,931,586	$—	$—
Foreign Common Stocks	14,266,139	14,266,139	—	—
Money Market Funds	48,970,135	48,970,135	—	—
U.S. Treasury Obligations	534,930	—	534,930	—

Total Assets - Investments in Securities	$463,702,790	$463,167,860	$534,930	$—

Other Financial Instruments***
Futures Contracts	$197,656	$197,656	$—	$—

Total Assets - Other Financial Instruments	$197,656	$197,656	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

See Notes to Financial Statements.	189

Value Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund posted double-digit positive performance but underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2014 (10.61% versus 13.45%). Security selection in the financials and healthcare sectors detracted from benchmark-relative returns, while security selection in the producer durables sector and overweight exposure to the technology sector contributed to benchmark-relative performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value stocks. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	25.0
Money Market Funds	13.2
Healthcare	11.4
Technology	10.5
Consumer Discretionary	10.3
Producer Durables	10.1
Foreign Common Stocks	8.9
Energy	8.4
Utilities	6.7
Consumer Staples	3.9
Materials & Processing	1.8
U.S. Treasury Obligation	—	**

	110.2

**	Rounds to less than 0.005%.

Value Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	10.91%	10.61%	13.45%
Five Year	15.15%	14.90%	15.42%
Ten Year	6.94%	6.73%	7.30%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.68%	0.92%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

VALUE EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS — 88.1%
Consumer Discretionary — 10.3%
Avis Budget Group, Inc.*	60,300	$3,999,699
Cablevision Systems Corporation Class AΔ	57,900	1,195,056
CBS Corporation Class B	1,762	97,509
Comcast Corporation Class A	220,475	12,789,755
Costco Wholesale Corporation	826	117,086
Dana Holding CorporationΔ	332,515	7,228,876
Foot Locker, Inc.Δ	91,400	5,134,852
Ford Motor Co.	1,004,460	15,569,130
Gap, Inc. (The)	175,400	7,386,094
General Motors Co.	55,495	1,937,331
Home Depot, Inc. (The)	93,008	9,763,050
J.C. Penney Co., Inc.Δ*	371,400	2,406,672
Johnson Controls, Inc.	282,908	13,675,773
Lear Corporation	55,100	5,404,208
Lennar Corporation Class AΔ	166,451	7,458,669
Macy’s, Inc.Δ	55,000	3,616,250
Target Corporation	194,918	14,796,225
Time Warner, Inc.	30,538	2,608,556
Twenty-First Century Fox, Inc. Class A	17,400	668,247
Wal-Mart Stores, Inc.	276,722	23,764,885
Walt Disney Co. (The)	9,639	907,897
Whirlpool CorporationΔ	27,200	5,269,728

		145,795,548

Consumer Staples — 3.9%
Archer-Daniels-Midland Co.	37,977	1,974,804
Colgate-Palmolive Co.Δ	3,348	231,648
CVS Health Corporation	34,735	3,345,328
Dr. Pepper Snapple Group, Inc.Δ	53,700	3,849,216
Ingredion, Inc.	16,000	1,357,440
Kellogg Co.	769	50,323
Kimberly-Clark Corporation	2,314	267,360
Kroger Co. (The)	84,900	5,451,429
Mondelez International, Inc. Class A	253,835	9,220,556
PepsiCo, Inc.	90,265	8,535,458
Pilgrim’s Pride CorporationΔ*	82,000	2,688,780
Procter & Gamble Co. (The)	88,316	8,044,705
Sysco CorporationΔ	115,359	4,578,599
Tyson Foods, Inc. Class A	133,450	5,350,011
Walgreens Boots Alliance, Inc.	8,287	631,469

		55,577,126

Energy — 8.4%
Anadarko Petroleum Corporation	16,229	1,338,892
Apache Corporation	13,266	831,380
Baker Hughes, Inc.	139,874	7,842,735
California Resources CorporationΔ*	58,288	321,167
Cameron International Corporation*	102,300	5,109,885
Chesapeake Energy CorporationΔ	83,400	1,632,138
Chevron Corporation	144,632	16,224,818
ConocoPhillips	197,859	13,664,143
Devon Energy Corporation	14,075	861,531
Exxon Mobil Corporation	222,230	20,545,163
Halliburton Co.	70,000	2,753,100

	Shares	Value
Hess Corporation	9,554	$705,276
Kinder Morgan, Inc.Δ	34,030	1,439,809
Marathon Oil Corporation	23,213	656,696
Marathon Petroleum Corporation	61,102	5,515,067
National Oilwell Varco, Inc.	13,550	887,932
Occidental Petroleum Corporation	145,721	11,746,570
Oil States International, Inc.*	89,400	4,371,660
Patterson-UTI Energy, Inc.	111,100	1,843,149
Phillips 66	26,287	1,884,778
SM Energy Co.Δ	39,310	1,516,580
Spectra Energy CorporationΔ	23,285	845,245
Superior Energy Services, Inc.	44,300	892,645
Tesoro Corporation	67,300	5,003,755
Valero Energy Corporation	205,731	10,183,684

		118,617,798

Financial Services — 25.0%
Aflac, Inc.	15,598	952,882
Allstate Corporation (The)	103,655	7,281,764
Ally Financial, Inc.*	79,000	1,865,980
American Express Co.	114,800	10,680,992
American International Group, Inc.	404,729	22,668,871
Ameriprise Financial, Inc.	92,068	12,175,993
Assurant, Inc.	37,500	2,566,125
Bank of America Corporation	987,452	17,665,516
Bank of New York Mellon Corporation (The)	39,526	1,603,570
BB&T Corporation	24,881	967,622
Berkshire Hathaway, Inc. Class B*	84,945	12,754,492
BlackRock, Inc.Δ	2,717	971,491
Capital One Financial Corporation	300,497	24,806,027
CBOE Holdings, Inc.	38,500	2,441,670
CBRE Group, Inc. Class A*	99,870	3,420,547
Charles Schwab Corporation (The)	32,367	977,160
Chubb Corporation (The)	36,336	3,759,686
CIT Group, Inc.Δ	80,100	3,831,183
Citigroup, Inc.	712,852	38,572,422
CME Group, Inc.Δ	11,001	975,239
Discover Financial Services	121,413	7,951,337
Equity Residential REIT	12,500	898,000
Franklin Resources, Inc.Δ	2,429	134,494
Goldman Sachs Group, Inc. (The)	30,390	5,890,494
Hartford Financial Services Group, Inc. (The)	156,375	6,519,274
Huntington Bancshares, Inc.	115,150	1,211,378
JPMorgan Chase & Co.	768,767	48,109,439
Lincoln National Corporation	45,400	2,618,218
Marsh & McLennan Cos., Inc.Δ	6,275	359,181
McGraw Hill Financial, Inc.	34,400	3,060,912
MetLife, Inc.	32,414	1,753,273
Moody’s Corporation	45,500	4,359,355
Morgan Stanley	165,741	6,430,751
Navient Corporation	252,360	5,453,500
PNC Financial Services Group, Inc. (The)	18,501	1,687,846
Prudential Financial, Inc.	15,936	1,441,571
Public Storage REIT	439	81,149
Radian Group, Inc.Δ	159,000	2,658,480

192	See Notes to Financial Statements.

	Shares	Value
Reinsurance Group of America, Inc.	29,460	$2,581,285
RLJ Lodging Trust REIT	33,500	1,123,255
Simon Property Group, Inc. REIT	2,691	490,058
SLM Corporation	393,169	4,006,392
State Street Corporation	302,921	23,779,298
Travelers Cos., Inc. (The)	158,010	16,725,358
Unum Group	74,060	2,583,213
US Bancorp	59,497	2,674,390
Voya Financial, Inc.	25,400	1,076,452
Wells Fargo & Co.	463,687	25,419,321
Western Union Co. (The)Δ	115,700	2,072,187

		354,089,093

Healthcare — 11.4%
Abbott Laboratories	51,999	2,340,995
Aetna, Inc.	45,622	4,052,602
Amgen, Inc.	1,332	212,174
Anthem, Inc.	125,413	15,760,652
Biogen Idec, Inc.*	14,800	5,023,860
Bristol-Myers Squibb Co.	36,889	2,177,558
Cardinal Health, Inc.	78,500	6,337,305
Cigna Corporation	128,511	13,225,067
Community Health Systems, Inc.*	12,900	695,568
Eli Lilly & Co.	34,079	2,351,110
Express Scripts Holding Co.*	79,404	6,723,137
Gilead Sciences, Inc.Δ*	11,000	1,036,860
Halyard Health, Inc.Δ*	289	13,141
HCA Holdings, Inc.*	82,400	6,047,336
Health Net, Inc.*	44,300	2,371,379
Humana, Inc.	31,100	4,466,893
Johnson & Johnson	322,444	33,717,969
McKesson Corporation	23,700	4,919,646
Medtronic, Inc.Δ	259,382	18,727,380
Mylan, Inc.Δ*	133,890	7,547,379
Omnicare, Inc.Δ	67,500	4,922,775
Stryker Corporation	4,724	445,615
Thermo Fisher Scientific, Inc.	8,221	1,030,009
United Therapeutics CorporationΔ*	35,300	4,570,997
UnitedHealth Group, Inc.	117,516	11,879,693

		160,597,100

Materials & Processing — 1.8%
Air Products & Chemicals, Inc.	7,347	1,059,658
Alcoa, Inc.Δ	123,500	1,950,065
Allegheny Technologies, Inc.	149,885	5,211,501
CF Industries Holdings, Inc.	9,500	2,589,130
Dow Chemical Co. (The)	35,019	1,597,217
E.I. du Pont de Nemours & Co.	1,701	125,772
Freeport-McMoRan, Inc.	35,896	838,530
Sealed Air Corporation	190,748	8,093,438
United States Steel CorporationΔ	171,800	4,593,932

		26,059,243

Producer Durables — 10.1%
ADT Corporation (The)Δ	99,835	3,617,022
Alaska Air Group, Inc.	76,100	4,547,736
Alliant Techsystems, Inc.	6,300	732,375
Caterpillar, Inc.	17,035	1,559,214
CSX Corporation	34,642	1,255,080

	Shares	Value
Danaher Corporation	16,113	$1,381,045
Deere & Co.Δ	9,894	875,322
Delta Air Lines, Inc.	128,501	6,320,964
Emerson Electric Co.	202,737	12,514,955
Exelis, Inc.	118,400	2,075,552
FedEx Corporation	42,002	7,294,067
General Dynamics Corporation	83,361	11,472,141
General Electric Co.	786,706	19,880,061
Honeywell International, Inc.	72,800	7,274,176
Huntington Ingalls Industries, Inc.	19,090	2,146,861
Lexmark International, Inc. Class AΔ	60,800	2,509,216
Lockheed Martin Corporation	20,900	4,024,713
Norfolk Southern CorporationΔ	78,211	8,572,708
Northrop Grumman Corporation	37,608	5,543,043
Raytheon Co.	10,823	1,170,724
Southwest Airlines Co.	114,400	4,841,408
Stanley Black & Decker, Inc.	120,000	11,529,600
Terex CorporationΔ	181,260	5,053,529
Textron, Inc.	271,195	11,420,021
Trinity Industries, Inc.Δ	44,500	1,246,445
United Technologies Corporation	28,204	3,243,460
Waste Management, Inc.	14,405	739,265

		142,840,703

Technology — 10.5%
Apple, Inc.	46,700	5,154,746
Applied Materials, Inc.	253,220	6,310,242
Arrow Electronics, Inc.*	31,300	1,811,957
Avnet, Inc.	2,420	104,108
Broadcom Corporation Class A	41,100	1,780,863
Cisco Systems, Inc.	492,569	13,700,807
Computer Sciences CorporationΔ	27,100	1,708,655
Corning, Inc.	266,280	6,105,800
EMC CorporationΔ	63,827	1,898,215
Hewlett-Packard Co.	65,592	2,632,207
Intel CorporationΔ	907,661	32,939,018
Jabil Circuit, Inc.	78,090	1,704,705
Micron Technology, Inc.Δ*	107,002	3,746,140
Microsoft Corporation	579,747	26,929,248
NetApp, Inc.	62,600	2,594,770
Oracle Corporation	294,400	13,239,168
Take-Two Interactive Software, Inc.Δ*	27,340	766,340
Texas Instruments, Inc.	179,600	9,602,314
Western Digital Corporation	130,525	14,449,118
Yahoo!, Inc.Δ*	32,788	1,656,122

		148,834,543

Utilities — 6.7%
AES Corporation	730,900	10,064,493
American Electric Power Co., Inc.	183,069	11,115,950
AT&T, Inc.Δ	767,342	25,775,018
Calpine CorporationΔ*	182,100	4,029,873
CenturyLink, Inc.	103,879	4,111,531
Dominion Resources, Inc.	18,921	1,455,025
Duke Energy Corporation	24,506	2,047,231
Edison International	96,700	6,331,916
Entergy Corporation	65,600	5,738,688
Exelon Corporation	29,656	1,099,644

See Notes to Financial Statements.	193

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
NextEra Energy, Inc.	15,105	$1,605,510
NRG Energy, Inc.	33,200	894,740
PG&E CorporationΔ	16,098	857,057
Public Service Enterprise Group, Inc.	126,500	5,238,365
Southern Co. (The)	30,810	1,513,079
Sprint CorporationΔ*	26,553	110,195
T-Mobile US, Inc.Δ*	9,285	250,138
Verizon Communications, Inc.	261,324	12,224,737

		94,463,190

Total Common Stocks (Cost $929,862,322)		1,246,874,344

FOREIGN COMMON STOCKS — 8.9%
Bermuda — 1.5%
AXIS Capital Holdings, Ltd.	50,900	2,600,481
Bunge, Ltd.	50,600	4,600,046
Everest Re Group, Ltd.Δ	18,460	3,143,738
Nabors Industries, Ltd.Δ	344,809	4,475,621
PartnerRe, Ltd.	22,800	2,602,164
RenaissanceRe Holdings, Ltd.Δ	32,700	3,179,094

		20,601,144

Canada — 0.8%
Catamaran Corporation*	121,800	6,303,150
Magna International, Inc.	46,300	5,032,347
Thomson Reuters CorporationΔ	12,195	491,946

		11,827,443

Cayman Islands — 0.0%
Herbalife, Ltd.Δ*	16,010	603,577

France — 1.0%
Sanofi ADRΔ	305,900	13,952,099

Guernsey — 0.1%
Amdocs, Ltd.	28,100	1,311,005

Ireland — 1.9%
Covidien PLC	15,607	1,596,284
CRH PLC ADR	575,200	13,810,552
Eaton Corporation PLC	16,504	1,121,612
Pentair PLCΔ	57,064	3,790,191
Tyco International PLC	146,270	6,415,402

		26,734,041

Jersey — 1.1%
Delphi Automotive PLC	213,000	15,489,360

Netherlands — 0.3%
LyondellBasell Industries NV Class A	55,100	4,374,389

Panama — 0.1%
Carnival Corporation	14,880	674,510

Singapore — 0.3%
Flextronics International, Ltd.*	342,400	3,828,032

Switzerland — 0.1%
ACE, Ltd.	11,712	1,345,475

United Kingdom — 1.7%
BP PLC ADRΔ	254,300	9,693,916
Ensco PLC Class AΔ	108,900	3,261,555
GlaxoSmithKline PLC ADR	270,900	11,578,266

		24,533,737

Total Foreign Common Stocks (Cost $116,350,665)		125,274,812

	Shares	Value
MONEY MARKET FUNDS — 13.2%
GuideStone Money Market Fund (Investor Class)¥	39,487,626	$39,487,626
Northern Institutional Liquid Assets Portfolio§	147,493,810	147,493,810

Total Money Market Funds (Cost $186,981,436)		186,981,436

	Par
U.S. TREASURY OBLIGATIONS — 0.0%
U.S. Treasury Bill 0.11%, 04/30/15‡‡
(Cost $649,952)	$650,000	649,915

TOTAL INVESTMENTS — 110.2% (Cost $1,233,844,375)		1,559,780,507
Liabilities in Excess of Other Assets — (10.2)%		(144,423,925)

Net Assets — 100.0%		$1,415,356,582

194	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,246,874,344	$1,246,874,344	$—	$—
Foreign Common Stocks	125,274,812	125,274,812	—	—
Money Market Funds	186,981,436	186,981,436	—	—
U.S. Treasury Obligations	649,915	—	649,915	—

Total Assets - Investments in Securities	$1,559,780,507	$1,559,130,592	$649,915	$—

Other Financial Instruments***
Futures Contracts	$472,607	$472,607	$—	$—

Total Assets - Other Financial Instruments	$472,607	$472,607	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

See Notes to Financial Statements.	195

Growth Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2014 (9.93% versus 13.05%). Overweight exposure and security selection within the energy sector detracted from benchmark-relative returns, while overweight exposure to the healthcare sector and security selection within the producer durables sector contributed to benchmark-relative performance during the year.

This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented stocks and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Money Market Funds	22.1
Technology	19.7
Consumer Discretionary	18.2
Healthcare	17.2
Financial Services	14.0
Foreign Common Stocks	10.8
Producer Durables	5.7
Materials & Processing	4.4
Energy	3.2
Consumer Staples	3.0

118.3

Growth Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	10.12%	9.93%	13.05%
Five Year	15.44%	15.25%	15.81%
Ten Year	7.25%	7.10%	8.49%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.89%	1.13%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS — 85.4%
Consumer Discretionary — 18.2%
CBS Corporation Class BΔ	71,021	$3,930,302
Chipotle Mexican Grill, Inc.Δ*	27,351	18,722,033
Comcast Corporation Class A	139,452	8,089,611
Costco Wholesale Corporation	78,290	11,097,607
Discovery Communications, Inc. Class A*	68,162	2,348,181
Discovery Communications, Inc. Class C*	101,803	3,432,797
Dollar General Corporation*	66,350	4,690,945
Estee Lauder Cos., Inc. (The) Class A	229,797	17,510,531
Fortune Brands Home & Security, Inc.Δ	132,050	5,977,904
Fossil Group, Inc.*	16,649	1,843,710
Hilton Worldwide Holdings, Inc.*	90,400	2,358,536
Home Depot, Inc. (The)	75,900	7,967,223
Kohl’s CorporationΔ	61,835	3,774,408
L Brands, Inc.Δ	54,950	4,755,922
Lululemon Athletica, Inc.Δ*	27,200	1,517,488
Marriott International, Inc. Class AΔ	84,670	6,606,800
NIKE, Inc. Class B	383,717	36,894,390
Priceline Group, Inc. (The)*	22,316	25,444,926
Starbucks Corporation	275,273	22,586,150
Starwood Hotels & Resorts Worldwide, Inc.	83,293	6,752,564
Target Corporation	52,021	3,948,914
Tesla Motors, Inc.Δ*	25,775	5,732,618
Tiffany & Co.Δ	29,392	3,140,829
Time Warner Cable, Inc.	29,270	4,450,796
TripAdvisor, Inc.*	43,072	3,215,756
Twenty-First Century Fox, Inc. Class A	244,600	9,393,863
Ulta Salon Cosmetics & Fragrance, Inc.*	84,423	10,792,636
Under Armour, Inc. Class AΔ*	52,401	3,558,028
VF Corporation	70,960	5,314,904
Walt Disney Co. (The)Δ	203,591	19,176,236
Yum! Brands, Inc.	73,670	5,366,860

		270,393,468

Consumer Staples — 3.0%
Church & Dwight Co., Inc.	77,110	6,077,039
Coca-Cola Co. (The)	68,300	2,883,626
CVS Health Corporation	46,735	4,501,048
Mead Johnson Nutrition Co.	78,793	7,921,848
Monster Beverage Corporation*	47,100	5,103,285
Whole Foods Market, Inc.Δ	347,013	17,496,396

		43,983,242

Energy — 3.2%
Anadarko Petroleum Corporation	78,190	6,450,675
Antero Resources CorporationΔ*	80,294	3,258,331
EOG Resources, Inc.	89,530	8,243,027
FMC Technologies, Inc.Δ*	276,092	12,932,149
National Oilwell Varco, Inc.Δ	111,400	7,300,042
Pioneer Natural Resources Co.	25,145	3,742,833

	Shares	Value
Southwestern Energy Co.Δ*	225,000	$6,140,250

		48,067,307

Financial Services — 14.0%
Affiliated Managers Group, Inc.*	28,560	6,061,574
American Express Co.	42,864	3,988,067
Arthur J. Gallagher & Co.	79,790	3,756,513
BlackRock, Inc.	15,650	5,595,814
Capital One Financial Corporation	53,137	4,386,459
Charles Schwab Corporation (The)	777,275	23,465,932
Citigroup, Inc.	207,700	11,238,647
Discover Financial Services	181,064	11,857,881
FleetCor Technologies, Inc.*	74,186	11,032,200
JPMorgan Chase & Co.	185,838	11,629,742
LendingClub CorporationΔ*	99,000	2,504,700
MasterCard, Inc. Class AΔ	175,303	15,104,107
McGraw Hill Financial, Inc.	31,767	2,826,628
Morgan Stanley	505,039	19,595,513
SunTrust Banks, Inc.	150,750	6,316,425
Visa, Inc. Class AΔ	258,478	67,772,932

		207,133,134

Healthcare — 17.2%
AbbVie, Inc.	122,280	8,002,003
Alexion Pharmaceuticals, Inc.*	82,335	15,234,445
Allergan, Inc.	6,190	1,315,932
athenahealth, Inc.Δ*	48,800	7,110,160
Biogen Idec, Inc.*	99,548	33,791,569
BioMarin Pharmaceutical, Inc.*	91,000	8,226,400
Bristol-Myers Squibb Co.	178,685	10,547,776
Brookdale Senior Living, Inc.*	35,887	1,315,976
Celgene CorporationΔ*	144,293	16,140,615
Cerner Corporation*	144,700	9,356,302
Cooper Cos., Inc. (The)Δ	21,050	3,411,994
Covance, Inc.*	32,754	3,401,175
DaVita HealthCare Partners, Inc.*	85,884	6,504,854
Edwards Lifesciences Corporation*	16,952	2,159,346
Express Scripts Holding Co.*	125,319	10,610,760
Gilead Sciences, Inc.Δ*	323,482	30,491,413
HCA Holdings, Inc.*	270,075	19,820,804
Illumina, Inc.*	36,262	6,693,240
Intuitive Surgical, Inc.*	22,582	11,944,523
McKesson Corporation	92,027	19,102,965
Pacira Pharmaceuticals, Inc.Δ*	35,262	3,126,329
Regeneron Pharmaceuticals, Inc.*	51,520	21,136,080
UnitedHealth Group, Inc.	65,653	6,636,862

		256,081,523

Materials & Processing — 4.4%
Alcoa, Inc.	227,773	3,596,536
Ecolab, Inc.	60,797	6,354,502
Fastenal Co.Δ	137,405	6,534,982
Monsanto Co.	154,254	18,428,725
PPG Industries, Inc.	50,518	11,677,236
Sherwin-Williams Co. (The)Δ	62,044	16,320,054
United States Steel CorporationΔ	81,985	2,192,279

		65,104,314

198	See Notes to Financial Statements.

	Shares	Value
Producer Durables — 5.7%
Colfax Corporation	29,951	$1,544,573
Cummins, Inc.	21,840	3,148,673
Danaher Corporation	94,138	8,068,568
Delta Air Lines, Inc.	370,853	18,242,259
FedEx Corporation	20,640	3,584,342
General Dynamics Corporation	31,100	4,279,982
Kansas City Southern	27,500	3,355,825
National Instruments Corporation	111,704	3,472,877
Stericycle, Inc.*	60,822	7,972,548
Union Pacific Corporation	158,767	18,913,913
United Continental Holdings, Inc.	116,360	7,783,320
Verisk Analytics, Inc. Class AΔ*	63,570	4,071,659

		84,438,539

Technology — 19.7%
Activision Blizzard, Inc.	198,450	3,998,768
Adobe Systems, Inc.*	153,600	11,166,720
Amphenol Corporation Class A	129,482	6,967,426
ANSYS, Inc.	48,085	3,942,970
Apple, Inc.	451,999	49,891,650
Cognizant Technology Solutions Corporation Class A*	90,774	4,780,159
Equinix, Inc.	11,782	2,671,333
Facebook, Inc. Class A*	598,172	46,669,379
Google, Inc. Class A*	62,417	33,122,205
Google, Inc. Class CΔ*	25,576	13,463,206
Lam Research CorporationΔ	65,975	5,234,457
LinkedIn Corporation, Class A*	82,430	18,934,995
Microsoft Corporation	252,810	11,743,025
NetSuite, Inc.Δ	26,153	2,855,123
QUALCOMM, Inc.	103,311	7,679,107
Rovi Corporation*	7	158
salesforce.com, Inc.Δ*	583,103	34,583,839
ServiceNow, Inc.Δ*	53,935	3,659,490
Splunk, Inc.Δ*	202,763	11,952,879
Tableau Software, Inc. Class AΔ*	28,848	2,445,156
VMware, Inc. Class AΔ*	77,570	6,401,076
Western Digital Corporation	39,215	4,341,101
Workday, Inc. Class AΔ*	80,722	6,587,722

		293,091,944

Total Common Stocks (Cost $951,143,068)		1,268,293,471

FOREIGN COMMON STOCKS — 10.8%
Bermuda — 0.3%
Genpact, Ltd.	250,803	4,747,701

Canada — 1.0%
Canadian Pacific Railway, Ltd.Δ	80,546	15,520,408

China — 3.2%
Alibaba Group Holding, Ltd. ADRΔ*	251,116	26,100,997
Baidu, Inc. ADR*	96,900	22,090,293

		48,191,290

Curacao — 1.7%
Schlumberger, Ltd.	289,913	24,761,469

	Shares	Value
Ireland — 0.2%
Jazz Pharmaceuticals PLCΔ	17,430	$2,853,814

Jersey — 0.6%
Shire PLC ADR	39,230	8,337,944

Liberia — 0.4%
Royal Caribbean Cruises, Ltd.Δ	72,028	5,937,268

Netherlands — 2.4%
ASML Holding NVΔ	123,193	13,283,901
Core Laboratories NVΔ	40,592	4,884,841
LyondellBasell Industries NV Class A	120,190	9,541,884
NXP Semiconductor NV	103,559	7,911,908

		35,622,534

Switzerland — 0.2%
Garmin, Ltd.Δ	53,038	2,801,998

United Kingdom — 0.8%
ARM Holdings PLC	148,871	2,287,017
ARM Holdings PLC ADRΔ	198,300	9,181,290

		11,468,307

Total Foreign Common Stocks (Cost $125,525,573)		160,242,733

MONEY MARKET FUNDS — 22.1%
GuideStone Money Market Fund (Investor Class)¥	62,446,359	62,446,359
Northern Institutional Liquid Assets Portfolio§	265,272,396	265,272,396

Total Money Market Funds (Cost $327,718,755)		327,718,755

TOTAL INVESTMENTS — 118.3% (Cost $1,404,387,396)		1,756,254,959
Liabilities in Excess of Other Assets — (18.3)%		(271,720,056)

NET ASSETS — 100.0%		$1,484,534,903

See Notes to Financial Statements.	199

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,268,293,471	$1,268,293,471	$—	$—
Foreign Common Stocks	160,242,733	157,955,716	2,287,017	—
Money Market Funds	327,718,755	327,718,755	—	—

Total Assets - Investments in Securities	$1,756,254,959	$1,753,967,942	$2,287,017	$—

Other Financial Instruments***
Futures Contracts	$733,237	$733,237	$—	$—

Total Assets - Other Financial Instruments	$733,237	$733,237	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

200	See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)

The Fund was comprised of domestic, small-cap stocks with both value- and growth-style orientations. The Investor Class of the Fund generated positive performance with a return of 3.83%, but underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2014 (3.83% versus 4.89%). Security selection within the technology sector as well as an underweight exposure and security selection to the healthcare sector detracted from benchmark-relative returns, while security selection within the producer durables sector contributed to benchmark-relative performance during the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Money Market Funds	38.5
Producer Durables	19.9
Financial Services	17.5
Consumer Discretionary	15.0
Technology	14.3
Healthcare	9.5
Foreign Common Stocks	7.0
Materials & Processing	5.1
Energy	3.7
Utilities	3.7
Consumer Staples	1.5
Corporate Bonds	—	**
Foreign Bond	—	**
Rights/Warrants	—	**

	135.7

**	Rounds to less than 0.005%.

Small Cap Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	4.03%	3.83%	4.89%
Five Year	16.52%	16.30%	15.55%
Ten Year	7.58%	7.41%	7.77%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.02%	1.26%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the Russell 2000® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS — 90.2%
Consumer Discretionary — 15.0%
American Axle & Manufacturing Holdings, Inc.*	18,200	$411,138
American Eagle Outfitters, Inc.Δ	64,400	893,872
Asbury Automotive Group, Inc.*	11,900	903,448
Avis Budget Group, Inc.*	30,800	2,042,964
Big Lots, Inc.Δ	65,900	2,637,318
Bright Horizons Family Solutions, Inc.Δ*	46,000	2,162,460
Brunswick Corporation	12,100	620,246
Buffalo Wild Wings, Inc.Δ*	5,590	1,008,324
Burlington Stores, Inc.*	44,600	2,107,796
Cablevision Systems Corporation Class AΔ	93,500	1,929,840
Cooper Tire & Rubber Co.	75,300	2,609,145
CST Brands, Inc.	12,200	532,042
Deckers Outdoor CorporationΔ*	11,500	1,046,960
Destination Maternity Corporation	32,000	510,400
Destination XL Group, Inc.Δ*	330,288	1,803,372
Dorman Products, Inc.Δ*	43,000	2,075,610
Drew Industries, Inc.Δ*	36,400	1,858,948
Fiesta Restaurant Group, Inc.Δ*	8,422	512,058
Foot Locker, Inc.	48,700	2,735,966
Fox Factory Holding CorporationΔ*	85,900	1,394,157
G-III Apparel Group, Ltd.*	30,600	3,090,906
Grand Canyon Education, Inc.*	45,500	2,123,030
Harman International Industries, Inc.	11,078	1,182,133
Hillenbrand, Inc.	35,000	1,207,500
Inter Parfums, Inc.	35,900	985,455
Jack in the Box, Inc.	11,600	927,536
Kona Grill, Inc.*	37,500	865,875
La Quinta Holdings, Inc.*	39,800	877,988
Lear Corporation	24,800	2,432,384
Libbey, Inc.*	87,900	2,763,576
Lithia Motors, Inc. Class AΔ	20,100	1,742,469
Malibu Boats, Inc. Class AΔ*	39,600	763,092
Mattress Firm Holding CorporationΔ*	16,800	975,744
Meritor, Inc.Δ*	151,900	2,301,285
Monro Muffler Brake, Inc.Δ	38,450	2,222,410
Motorcar Parts of America, Inc.*	9,500	295,355
Nautilus, Inc.*	26,900	408,342
NVR, Inc.*	1,000	1,275,330
Outerwall, Inc.Δ*	31,600	2,376,952
Oxford Industries, Inc.	15,650	864,036
Rentrak CorporationΔ*	7,895	574,914
Restoration Hardware Holdings, Inc.Δ*	4,700	451,247
Ryland Group, Inc. (The)Δ	19,200	740,352
Scholastic Corporation	63,000	2,294,460
Select Comfort Corporation*	13,900	375,717
Shutterstock, Inc.Δ*	11,500	794,650
Smith & Wesson Holding CorporationΔ*	153,500	1,453,645
Sotheby’sΔ	42,200	1,822,196
Steven Madden, Ltd.*	42,250	1,344,818
Tower International, Inc.*	81,100	2,072,105

	Shares	Value
Tuesday Morning CorporationΔ*	29,200	$633,640
Universal Electronics, Inc.*	85,054	5,531,062
Vera Bradley, Inc.*	32,900	670,502
VOXX International CorporationΔ*	71,129	623,090
Wayfair, Inc. Class AΔ*	43,800	869,430
William Lyon Homes Class AΔ*	59,000	1,195,930
World Wrestling Entertainment, Inc. Class AΔ	53,900	665,126
Zagg, Inc.*	157,300	1,068,067
Zoe’s Kitchen, Inc.Δ*	11,200	334,992

		82,993,405

Consumer Staples — 1.5%
Cal-Maine Foods, Inc.Δ	32,600	1,272,378
Diamond Foods, Inc.*	12,388	349,713
Hain Celestial Group, Inc. (The)Δ*	12,000	699,480
Medifast, Inc.*	12,800	429,440
Omega Protein CorporationΔ*	55,450	586,107
Sanderson Farms, Inc.Δ	23,000	1,932,575
United Natural Foods, Inc.Δ*	27,300	2,110,972
WhiteWave Foods Co. Class A*	23,934	837,451

		8,218,116

Energy — 3.7%
American Standard Energy Corporation@*	8,702	278
C&J Energy Services, Inc.*	36,400	480,844
CARBO Ceramics, Inc.Δ	38,100	1,525,905
CVR Energy, Inc.Δ	29,790	1,153,171
EnerNOC, Inc.Δ*	46,800	723,060
Geospace Technologies CorporationΔ*	12,500	331,250
Green Plains, Inc.Δ	37,000	916,860
Gulfport Energy Corporation*	41,800	1,744,732
Hornbeck Offshore Services, Inc.Δ*	34,250	855,223
Matador Resources Co.Δ*	46,250	935,638
Oil States International, Inc.*	19,600	958,440
Parker Drilling Co.Δ*	203,000	623,210
Patterson-UTI Energy, Inc.Δ	59,400	985,446
PBF Energy, Inc. Class AΔ	69,875	1,861,470
PDC Energy, Inc.Δ*	27,700	1,143,179
Pioneer Energy Services CorporationΔ*	28,900	160,106
Ring Energy, Inc.Δ*	157,705	1,655,902
RSP Permian, Inc.Δ*	54,400	1,367,616
SM Energy Co.Δ	19,700	760,026
Superior Energy Services, Inc.	12,500	251,875
Synergy Resources CorporationΔ*	94,500	1,185,030
Targa Resources Corporation	6,930	734,926

		20,354,187

Financial Services — 17.5%
AMERISAFE, Inc.	67,665	2,866,289
AmTrust Financial Services, Inc.Δ	23,600	1,327,500
Assurant, Inc.	35,000	2,395,050
BancFirst CorporationΔ	7,500	475,425
Bancorp, Inc. (The)Δ*	82,000	892,980
Bank of the Ozarks, Inc.Δ	14,700	557,424
Berkshire Hills Bancorp, Inc.Δ	36,790	980,821

See Notes to Financial Statements.	203

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Blackhawk Network Holdings, Inc.Δ*	19,000	$737,200
Bofl Holding, Inc.Δ*	21,600	1,680,696
Cardtronics, Inc.Δ*	51,700	1,994,586
CBL & Associates Properties, Inc. REIT	69,200	1,343,864
CBOE Holdings, Inc.	32,500	2,061,150
Chemical Financial Corporation	21,891	670,740
Community Bank System, Inc.Δ	23,000	876,990
Compass Diversified Holdings LLC	170,775	2,775,094
CoreSite Realty Corporation REIT	14,800	577,940
Cowen Group, Inc. Class AΔ*	38,800	186,240
DuPont Fabros Technology, Inc. REITΔ	71,200	2,366,688
East West Bancorp, Inc.Δ	70,100	2,713,571
FBL Financial Group, Inc. Class AΔ	13,000	754,390
FBR & Co.*	16,480	405,243
Financial Engines, Inc.Δ	44,600	1,630,130
First Commonwealth Financial CorporationΔ	59,400	547,668
First Niagara Financial Group, Inc.	287,000	2,419,410
FNB CorporationΔ	85,200	1,134,864
FXCM, Inc. Class AΔ	63,000	1,043,910
Global Payments, Inc.	13,100	1,057,563
Gramercy Property Trust, Inc. REITΔ	191,100	1,318,590
HCI Group, Inc.Δ	48,700	2,105,788
Heartland Payment Systems, Inc.Δ	45,600	2,460,120
Hersha Hospitality Trust REIT	295,200	2,075,256
Highwoods Properties, Inc. REITΔ	30,800	1,363,824
Hospitality Properties Trust REIT	76,300	2,365,300
Huntington Bancshares, Inc.	104,600	1,100,392
Jack Henry & Associates, Inc.	37,600	2,336,464
Jones Lang LaSalle, Inc.	18,500	2,773,705
Kennedy-Wilson Holdings, Inc.	57,825	1,462,973
Lakeland Financial CorporationΔ	38,600	1,677,942
LaSalle Hotel Properties REIT	38,300	1,550,001
Manning & Napier, Inc.	27,600	381,432
MBIA, Inc.*	73,900	705,006
MGIC Investment Corporation*	57,500	535,900
Net 1 UEPS Technologies, Inc.Δ*	182,900	2,085,060
PRA Group, Inc.Δ*	23,100	1,338,183
PrivateBancorp, Inc.	44,750	1,494,650
ProAssurance Corporation	34,700	1,566,705
Radian Group, Inc.Δ	191,700	3,205,224
Reinsurance Group of America, Inc.	30,940	2,710,963
RLJ Lodging Trust REIT	76,000	2,548,280
Ryman Hospitality Properties, Inc. REITΔ	39,700	2,093,778
Safeguard Scientifics, Inc.Δ*	56,900	1,127,758
Selective Insurance Group, Inc.	36,375	988,309
State Bank Financial Corporation	79,900	1,596,402
Summit Hotel Properties, Inc. REIT	187,200	2,328,768
Sunstone Hotel Investors, Inc. REIT	88,200	1,456,182

	Shares	Value
TCF Financial Corporation	69,400	$1,102,766
United Insurance Holdings Corporation	22,700	498,265
Virtus Investment Partners, Inc.Δ	1,000	170,490
W.R. Berkley Corporation	54,200	2,778,292
Walker & Dunlop, Inc.Δ*	33,700	591,098
WEX, Inc.*	20,700	2,047,644
WisdomTree Investments, Inc.Δ	116,400	1,824,570
World Acceptance CorporationΔ*	30,400	2,415,280

		96,654,786

Healthcare — 9.5%
Agios Pharmaceuticals, Inc.Δ*	2,698	302,284
Air Methods CorporationΔ*	49,100	2,161,873
Align Technology, Inc.*	24,700	1,380,977
Alnylam Pharmaceuticals, Inc.Δ*	2,795	271,115
AMN Healthcare Services, Inc.Δ*	21,400	419,440
Analogic Corporation	24,200	2,047,562
Aratana Therapeutics, Inc.Δ*	8,900	158,598
Array BioPharma, Inc.Δ*	128,600	608,278
AVANIR Pharmaceuticals, Inc.Δ*	39,100	662,745
Bio-Reference Laboratories, Inc.Δ*	47,500	1,526,175
BioScrip, Inc.Δ*	210,300	1,469,997
Bluebird Bio, Inc.*	1,595	146,293
Celldex Therapeutics, Inc.Δ*	46,109	841,489
Cempra, Inc.Δ*	15,200	357,352
Cepheid, Inc.Δ*	6,700	362,738
Clovis Oncology, Inc.Δ*	15,200	851,200
Community Health Systems, Inc.*	26,800	1,445,056
Cynosure, Inc. Class A*	44,000	1,206,480
DexCom, Inc.*	11,900	655,095
Exact Sciences CorporationΔ*	10,300	282,632
Five Star Quality Care, Inc.+	2,086	—
Globus Medical, Inc. Class AΔ*	38,000	903,260
Hanger, Inc.Δ*	20,300	444,570
Health Net, Inc.*	54,900	2,938,797
Imprivata, Inc.Δ*	32,000	416,000
Inogen, Inc.*	13,600	426,632
Integra LifeSciences Holdings CorporationΔ*	43,800	2,375,274
Isis Pharmaceuticals, Inc.Δ*	6,700	413,658
Juno Therapeutics, Inc.*	3,435	179,376
LDR Holding Corporation*	12,300	403,194
LifePoint Hospitals, Inc.*	13,600	977,976
Magellan Health Services, Inc.*	18,800	1,128,564
Masimo CorporationΔ*	33,500	882,390
MWI Veterinary Supply, Inc.Δ*	4,000	679,640
Myriad Genetics, Inc.Δ*	41,450	1,411,787
Neurocrine Biosciences, Inc.Δ*	12,200	272,548
NuVasive, Inc.*	12,100	570,636
Omnicare, Inc.Δ	34,900	2,545,257
OraSure Technologies, Inc.*	50,542	512,496
Pacira Pharmaceuticals, Inc.*	2,948	261,370
PDL BioPharma, Inc.Δ	218,800	1,686,948
PharMerica Corporation*	28,600	592,306

204	See Notes to Financial Statements.

	Shares	Value
Providence Service Corporation (The)Δ*	15,000	$546,600
PTC Therapeutics, Inc.Δ*	10,400	538,408
Puma Biotechnology, Inc.Δ*	1,784	337,658
Quality Systems, Inc.	29,745	463,724
Receptos, Inc.Δ*	2,300	281,773
Sirona Dental Systems, Inc.Δ*	11,300	987,281
Spectranetics Corporation (The)Δ*	17,500	605,150
Stemline Therapeutics, Inc.Δ*	26,200	446,972
Surgical Care Affiliates, Inc.Δ*	36,200	1,218,130
Team Health Holdings, Inc.*	53,900	3,100,867
United Therapeutics CorporationΔ*	8,300	1,074,767
US Physical Therapy, Inc.	36,300	1,523,148
Volcano CorporationΔ*	37,900	677,652
West Pharmaceutical Services, Inc.	57,300	3,050,652
Zeltiq Aesthetics, Inc.Δ*	18,604	519,238

		52,552,078

Materials & Processing — 5.1%
Acuity Brands, Inc.Δ	3,800	532,266
American Vanguard CorporationΔ	24,000	278,880
Bemis Co., Inc.Δ	14,500	655,545
Boise Cascade Co.*	45,200	1,679,180
Century Aluminum Co.Δ*	27,300	666,120
Clearwater Paper Corporation*	14,400	987,120
FutureFuel Corporation	77,027	1,002,892
Huntsman CorporationΔ	18,400	419,152
Insteel Industries, Inc.	54,800	1,292,184
Interface, Inc.	76,600	1,261,602
Koppers Holdings, Inc.	40,600	1,054,788
Landec Corporation*	36,300	501,303
Lennox International, Inc.Δ	3,500	332,745
LSB Industries, Inc.Δ*	10,850	341,124
Minerals Technologies, Inc.	5,000	347,250
OMNOVA Solutions, Inc.Δ*	179,010	1,457,141
P.H. Glatfelter Co.	48,300	1,235,031
Patrick Industries, Inc.*	44,000	1,935,120
PolyOne Corporation	62,875	2,383,591
RBC Bearings, Inc.Δ*	31,500	2,032,695
Resolute Forest ProductsΔ*	119,300	2,100,873
Rexnord Corporation*	64,600	1,822,366
Schnitzer Steel Industries, Inc. Class AΔ	21,300	480,528
United States Steel CorporationΔ	80,100	2,141,874
Universal Stainless & Alloy Products, Inc.Δ*	55,449	1,394,542

		28,335,912

Producer Durables — 19.9%
ACCO Brands Corporation*	400,400	3,607,604
Advisory Board Co. (The)Δ*	35,100	1,719,198
AGCO CorporationΔ	12,100	546,920
Alaska Air Group, Inc.	39,600	2,366,496
Albany International Corporation Class A	74,875	2,844,501
Allegiant Travel Co.*	10,700	1,608,531
Argan, Inc.*	29,000	975,560
Astronics CorporationΔ*	49,852	2,757,314
Atlas Air Worldwide Holdings, Inc.Δ*	38,365	1,891,395
AZZ, Inc.	61,001	2,862,167

	Shares	Value
Blount International, Inc.*	121,200	$2,129,484
Brady Corporation Class AΔ	15,850	433,339
Chart Industries, Inc.Δ*	22,400	766,080
Columbus McKinnon Corporation	107,035	3,001,261
Corporate Executive Board Co. (The)	33,900	2,458,767
CoStar Group, Inc.Δ*	13,200	2,423,916
Curtiss-Wright Corporation	8,000	564,720
Dice Holdings, Inc.*	42,200	422,422
Ducommun, Inc.Δ*	59,197	1,496,500
DXP Enterprises, Inc.*	3,000	151,590
Electronics For Imaging, Inc.Δ*	22,500	963,675
EMCOR Group, Inc.	84,200	3,746,058
EnerSys, Inc.Δ	50,800	3,135,376
Engility Holdings, Inc.*	38,800	1,660,640
Exelis, Inc.	136,600	2,394,598
ExlService Holdings, Inc.*	61,250	1,758,488
G&K Services, Inc. Class A	4,200	297,570
Generac Holdings, Inc.Δ*	19,200	897,792
Global Power Equipment Group, Inc.Δ	30,500	421,205
GP Strategies Corporation*	54,000	1,832,220
Graham CorporationΔ	12,700	365,379
Great Lakes Dredge & Dock Corporation*	196,600	1,682,896
Greenbrier Cos., Inc. (The)Δ	47,600	2,557,548
Gulfmark Offshore, Inc. Class AΔ	22,900	559,218
Hawaiian Holdings, Inc.Δ*	119,456	3,111,829
HD Supply Holdings, Inc.*	14,600	430,554
Healthcare Services Group, Inc.Δ	31,650	978,934
Huntington Ingalls Industries, Inc.	20,200	2,271,692
Huron Consulting Group, Inc.Δ*	17,972	1,229,105
Hyster-Yale Materials Handling, Inc.	10,700	783,240
ICF International, Inc.*	18,600	762,228
JetBlue Airways CorporationΔ*	25,100	398,086
Kelly Services, Inc. Class AΔ	16,630	283,043
Kennametal, Inc.Δ	49,100	1,757,289
Knight Transportation, Inc.	8,900	299,574
Lexmark International, Inc. Class AΔ	47,600	1,964,452
LMI Aerospace, Inc.Δ*	25,900	365,190
MAXIMUS, Inc.	32,300	1,771,332
McGrath RentCorpΔ	30,300	1,086,558
Mistras Group, Inc.*	19,800	362,934
Modine Manufacturing Co.*	57,480	781,728
Old Dominion Freight Line, Inc.*	26,300	2,041,932
On Assignment, Inc.*	87,300	2,897,487
Orbital Sciences Corporation*	58,800	1,581,132
OSI Systems, Inc.*	20,300	1,436,631
Park-Ohio Holdings CorporationΔ	20,100	1,266,903
Primoris Services Corporation	64,000	1,487,360
Ryder System, Inc.	3,800	352,830
SP Plus Corporation*	38,900	981,447
Spirit AeroSystems Holdings, Inc. Class A*	72,355	3,114,159
Spirit Airlines, Inc.*	11,600	876,728
Sun Hydraulics Corporation	31,500	1,240,470

See Notes to Financial Statements.	205

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Taser International, Inc.Δ*	25,720	$681,066
Tidewater, Inc.Δ	71,000	2,301,110
Titan International, Inc.Δ	118,700	1,261,781
Titan Machinery, Inc.Δ*	60,745	846,785
TriNet Group, Inc.*	47,700	1,492,056
Trinity Industries, Inc.Δ	32,900	921,529
Triumph Group, Inc.	27,700	1,861,994
Wabtec Corporation	19,300	1,676,977
WageWorks, Inc.Δ*	41,850	2,702,255
Wesco Aircraft Holdings, Inc.Δ*	39,000	545,220
WESCO International, Inc.Δ*	22,400	1,707,104
XPO Logistics, Inc.Δ*	27,514	1,124,772

		110,337,924

Technology — 14.3%
Acacia Research CorporationΔ	54,544	923,975
Benchmark Electronics, Inc.*	19,520	496,589
Black Box Corporation	40,057	957,362
Bottomline Technologies, Inc.Δ*	34,300	867,104
BroadSoft, Inc.*	30,300	879,306
Cavium, Inc.Δ*	13,938	861,647
Cognex Corporation*	13,000	537,290
CommVault Systems, Inc.Δ*	16,100	832,209
comScore, Inc.*	59,508	2,762,957
Dealertrack Holdings, Inc.Δ*	58,700	2,600,997
Demandware, Inc.Δ*	12,920	743,417
DigitalGlobe, Inc.Δ*	54,400	1,684,768
Ellie Mae, Inc.Δ*	10,700	431,424
Fortinet, Inc.*	37,400	1,146,684
Global Eagle Entertainment, Inc.Δ*	55,800	759,438
Insight Enterprises, Inc.*	14,100	365,049
Integrated Device Technology, Inc.*	35,508	695,957
Interactive Intelligence Group, Inc.Δ*	40,000	1,916,000
InterDigital, Inc.Δ	31,900	1,687,510
InvenSense, Inc.Δ*	23,300	378,858
Jabil Circuit, Inc.Δ	82,410	1,799,010
KEYW Holding Corporation (The)Δ*	61,500	638,370
Marketo, Inc.Δ*	36,500	1,194,280
Methode Electronics, Inc.	7,600	277,476
MicroStrategy, Inc. Class A*	2,055	333,732
MKS Instruments, Inc.	47,600	1,742,160
Monotype Imaging Holdings, Inc.	35,000	1,009,050
NIC, Inc.*	141,298	2,541,951
OmniVision Technologies, Inc.*	70,300	1,827,800
PDF Solutions, Inc.*	53,400	793,524
Polycom, Inc.*	71,800	969,300
Progress Software Corporation*	83,400	2,253,468
Proofpoint, Inc.Δ*	23,400	1,128,582
PROS Holdings, Inc.Δ*	46,850	1,287,438
Q2 Holdings, Inc.*	19,800	373,032
Qlik Technologies, Inc.*	51,700	1,597,013
QLogic Corporation*	32,600	434,232
Silicon Graphics International CorporationΔ*	128,142	1,458,256
Skyworks Solutions, Inc.	48,700	3,540,977
Solera Holdings, Inc.	53,050	2,715,099
Sonus Networks, Inc.Δ*	106,225	421,713
Spansion, Inc. Class AΔ*	31,700	1,084,774

	Shares	Value
Synaptics, Inc.Δ*	47,200	$3,249,248
Synchronoss Technologies, Inc.Δ*	87,400	3,658,564
Tableau Software, Inc. Class AΔ*	5,200	440,752
Take-Two Interactive Software, Inc.Δ*	165,400	4,636,162
Tessco Technologies, Inc.Δ	50,499	1,464,471
Tessera Technologies, Inc.	21,400	765,264
TrueCar, Inc.Δ*	23,205	531,395
Tyler Technologies, Inc.Δ*	49,600	5,428,224
Ultimate Software Group, Inc. (The)*	19,400	2,848,211
United Online, Inc.	51,800	753,690
VeriFone Systems, Inc.Δ*	24,800	922,560
Verint Systems, Inc.Δ*	24,500	1,427,860
Virtusa Corporation*	33,000	1,375,110
Yelp, Inc.Δ*	10,036	549,270

		79,000,559

Utilities — 3.7%
CMS Energy Corporation	84,800	2,946,800
Cogent Communications Holdings, Inc.	37,200	1,316,508
El Paso Electric Co.	16,600	664,996
FairPoint Communications, Inc.Δ*	35,100	498,771
General Communication, Inc. Class AΔ*	33,100	455,125
Great Plains Energy, Inc.	50,300	1,429,023
j2 Global, Inc.Δ	40,900	2,535,800
Laclede Group, Inc. (The)	29,300	1,558,760
PNM Resources, Inc.	23,700	702,231
Portland General Electric Co.Δ	59,100	2,235,753
UGI Corporation	73,100	2,776,338
Vectren Corporation	52,700	2,436,321
West Corporation	24,750	816,750

		20,373,176

Total Common Stocks (Cost $430,865,569)		498,820,143

FOREIGN COMMON STOCKS — 7.0%
Bermuda — 3.4%
Aspen Insurance Holdings, Ltd.	52,000	2,276,040
AXIS Capital Holdings, Ltd.	54,100	2,763,969
Everest Re Group, Ltd.	15,700	2,673,710
Helen of Troy, Ltd.*	35,320	2,297,919
Nabors Industries, Ltd.Δ	65,800	854,084
PartnerRe, Ltd.Δ	21,570	2,461,784
Platinum Underwriters Holdings, Ltd.	5,700	418,494
RenaissanceRe Holdings, Ltd.Δ	23,400	2,274,948
Validus Holdings, Ltd.	64,900	2,697,244

		18,718,192

Canada — 1.0%
Dominion Diamond Corporation*	35,700	641,172
FirstService Corporation	33,500	1,703,810
MFC Industrial, Ltd.Δ	46,800	331,344
Performance Sports Group, Ltd.Δ*	129,900	2,336,901
Thompson Creek Metals Co., Inc.Δ*	446,400	745,488

		5,758,715

206	See Notes to Financial Statements.

	Shares	Value
Cayman Islands — 0.3%
Avolon Holdings, Ltd.*	48,500	$960,300
Nord Anglia Education, Inc.Δ*	41,500	791,820

		1,752,120

Curacao — 0.3%
Orthofix International NVΔ*	56,200	1,689,372

France — 0.1%
Criteo SA ADR*	8,300	335,486

Ireland — 0.2%
Horizon Pharma PLCΔ*	86,300	1,112,407

Israel — 0.5%
Mellanox Technologies, Ltd.Δ*	15,200	649,496
Orbotech, Ltd.*	37,400	553,520
Radware, Ltd.*	23,000	506,460
SodaStream International, Ltd.Δ*	54,200	1,090,504

		2,799,980

Luxembourg — 0.0%
Altisource Portfolio Solutions SAΔ*	7,300	246,667

Mauritius — 0.1%
Makemytrip, Ltd.Δ*	16,000	415,840

Netherlands — 0.2%
AVG Technologies NV*	58,100	1,146,894

Puerto Rico — 0.7%
EVERTEC, Inc.	60,650	1,342,185
OFG BanCorporationΔ	135,700	2,259,405

		3,601,590

Singapore — 0.2%
Flextronics International, Ltd.*	88,000	983,840

Total Foreign Common Stocks (Cost $36,850,675)		38,561,103

RIGHTS/WARRANTS — 0.0%
Asen Warrants A+@	25,000	30
Asen Warrants B+@	25,000	20
Asen Warrants C+@	25,000	3

Total Rights/Warrants (Cost $0)		53

MONEY MARKET FUNDS — 38.5%
GuideStone Money Market Fund (Investor Class)¥	14,997,156	14,997,156
Northern Institutional Liquid Assets Portfolio§	198,134,622	198,134,622

Total Money Market Funds (Cost $213,131,778)		213,131,778

	Par
CORPORATE BONDS — 0.0%
Lehman Escrow Bonds
0.00%, 07/19/17+Ω†#	$160,000	—
0.00%, 12/28/17+Ω†#	120,000	—
0.00%, 08/19/45+Ω†#	50,000	—
0.00%, 11/30/49+Ω†#	10,000	—

Total Corporate Bonds (Cost $0)		—

	Par	Value
FOREIGN BOND — 0.0%
Iceland — 0.0%
Glitnir HF
6.69%, 06/15/16+ 144A#	$130,000	$1

TOTAL INVESTMENTS — 135.7% (Cost $680,946,184)		750,513,078

Liabilities in Excess of Other Assets — (35.7)%		(197,250,266)

NET ASSETS — 100.0%		$553,262,812

See Notes to Financial Statements.	207

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$82,993,405	$82,993,405	$—	$—
Consumer Staples	8,218,116	8,218,116	—	—
Energy	20,354,187	20,354,187	—	—
Financial Services	96,654,786	96,654,786	—	—
Healthcare	52,552,078	52,552,078	—	—
Materials & Processing	28,335,912	28,335,912	—	—
Producer Durables	110,337,924	110,337,924	—	—
Technology	79,000,559	79,000,559	—	—
Utilities	20,373,176	20,373,176	—	—
Corporate Bonds	—	—	—	—
Foreign Bond:
Iceland	1	—	—	1
Foreign Common Stocks	38,561,103	38,561,103	—	—
Money Market Funds	213,131,778	213,131,778	—	—
Rights/Warrants	53	—	—	53

Total Assets - Investments in Securities	$750,513,078	$750,513,024	$—	$54

Other Financial Instruments***
Futures Contracts	660,446	660,446	—	—

Total Assets - Other Financial Instruments	$660,446	$660,446	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2014.

208	See Notes to Financial Statements.

International Equity Fund (Unaudited)

Developed non-U.S. equity markets struggled relative to their U.S. counterparts and were negatively impacted by very modest economic growth and the strengthening of the U.S. dollar against most currencies. The MSCI-EAFE Index (Net), a measure of international developed country returns, posted a fourth quarter return of -3.57%, bringing the one-year return to -4.90%. From a country perspective, Portugal, Norway and Austria in the European region posted the worst performance, while Israel, Denmark and New Zealand were among the best performing countries for the year. From a sector perspective, the fall in oil prices had a major impact on energy as the sector declined over 18% for the year. With the exception of healthcare and utilities, all other sectors declined for the period.

The International Equity Fund continued to be invested in markets deemed to be developed and, to a much lesser extent, in markets deemed to be emerging or non-developed. The Fund was primarily comprised of equities of foreign companies and was diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund underperformed its benchmark, the MSCI EAFE Index (Net), for the one-year period ended December 31, 2014 (-6.00% versus -4.90%). On a country basis, security selection to the United Kingdom, Netherlands and Germany negatively impacted benchmark relative performance, while tactical exposure to China and Taiwan as well as security selection to Italy positively impacted performance. The Fund’s tactical allocation to emerging markets also added value during the year. On a sector basis, security selection in the industrials and healthcare sectors detracted, while security selection in the consumer discretionary sector contributed to benchmark-relative returns during the year.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection and to hedge foreign currency exposure back to the U.S. dollar. These derivative positions primarily included currency forward contracts and stock index futures. Overall, derivative exposure had a slight negative impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks. The Fund invests in foreign and emerging market securities which involve certain risks such as currency volatility, political and social instability and reduced market liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	22.9
Consumer Discretionary	17.5
Technology	12.5
Producer Durables	11.1
Materials & Processing	10.3
Money Market Funds	9.3
Healthcare	8.2
Utilities	7.9
Consumer Staples	5.3
Energy	4.7
Foreign Preferred Stocks	0.3
Rights	—	**
Warrant	—	**
Securities Sold Short	(6.6)

	103.4

**	Rounds to less than 0.005%.

International Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	-5.80%	-6.00%	-4.90%
Five Year	4.51%	4.26%	5.33%
Ten Year	4.44%	4.21%	4.43%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.26%	1.50%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2004 to December 31, 2014, with all dividends and capital gains reinvested, with the MSCI EAFE Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
FOREIGN COMMON STOCKS — 100.4%
Australia — 2.7%
AGL Energy, Ltd.	43,290	$472,169
Amcor, Ltd.	32,151	353,736
AMP, Ltd.	638,185	2,842,324
APA Group	59,234	358,087
Asciano, Ltd.	146,920	719,505
ASX, Ltd.	2,537	75,690
Aurizon Holdings, Ltd.	182,169	681,726
AusNet Services	252,472	272,764
Australia & New Zealand Banking Group, Ltd.	84,691	2,203,657
Bank of Queensland, Ltd.	43,949	432,982
Bendigo and Adelaide Bank, Ltd.	89,053	925,968
BHP Billiton, Ltd.	77,599	1,834,645
BlueScope Steel, Ltd.*	58,299	263,870
Boral, Ltd.	49,009	210,315
Caltex Australia, Ltd.	27,655	767,345
Cochlear, Ltd.	23,994	1,513,706
Commonwealth Bank of Australia	20,304	1,410,697
Computershare, Ltd.	6,176	59,077
CSL, Ltd.	11,128	781,695
Dexus Property Group REIT	14,154	80,124
Downer EDI, Ltd.	133,474	510,071
Federation Centres REIT	27,212	63,357
Fortescue Metals Group, Ltd.Δ	893,219	1,961,188
Goodman Group REIT	33,286	153,744
GPT Group REIT	26,294	93,056
GPT Group REIT +*	63,198	—
Harvey Norman Holdings, Ltd.	51,879	141,608
Incitec Pivot, Ltd.	89,655	231,912
Leighton Holdings, Ltd.	54,648	995,060
Lend Lease Group	89,029	1,185,766
Macquarie Group, Ltd.	20,049	945,448
Mirvac Group REIT	47,808	69,157
National Australia Bank, Ltd.	97,120	2,648,490
Newcrest Mining, Ltd.*	13,780	121,249
Novion Property Group REIT	37,629	64,678
Qantas Airways, Ltd.*	541,075	1,050,938
QBE Insurance Group, Ltd.	334,562	3,037,953
Rio Tinto, Ltd.	23,580	1,105,452
Scentre Group REIT*	104,486	296,027
Sonic Healthcare, Ltd.	61,976	932,402
Stockland REIT	46,149	154,225
Suncorp Group, Ltd.	40,814	466,251
Telstra Corporation, Ltd.	319,080	1,549,079
Toll Holdings, Ltd.Δ	248,309	1,182,823
Wesfarmers, Ltd.	18,321	620,306
Westfield Corporation REIT	40,245	295,011
Westpac Banking Corporation	38,490	1,035,219
Woodside Petroleum, Ltd.	11,017	340,726
WorleyParsons, Ltd.	7,883	64,573

		37,575,851

Austria — 0.2%
Erste Group Bank AG	126,406	2,940,044

Belgium — 0.5%
Ageas STRIP VVPR+*	5,306	6
Belgacom SA	96,644	3,506,593
bpost SA	28,611	718,725
Delhaize Group SA	32,546	2,370,180

	Shares	Value
Groupe Bruxelles Lambert SA	457	$38,991

		6,634,495

Bermuda — 1.0%
Cheung Kong Infrastructure Holdings, Ltd.	12,000	88,245
Credicorp, Ltd.	26,482	4,241,887
First Pacific Co., Ltd.	38,000	37,525
Jardine Matheson Holdings, Ltd.	48,400	2,940,995
Kerry Properties, Ltd.	314,500	1,134,555
Li & Fung, Ltd.	4,494,924	4,208,204
Luk Fook Holdings International, Ltd.	278,000	1,042,536
NWS Holdings, Ltd.	21,000	38,519
Yue Yuen Industrial Holdings, Ltd.	126,000	453,071

		14,185,537

Brazil — 0.5%
Embraer SA ADRΔ	117,300	4,323,678
Vale SA ADRΔ	289,100	2,098,866

		6,422,544

British Virgin Islands — 0.0%
Mail.ru Group, Ltd. GDR*	30,241	492,928

Canada — 0.9%
Canadian National Railway Co.	160,008	11,026,151
Suncor Energy, Inc.	57,300	1,819,909

		12,846,060

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA ADR	50,100	1,196,388

China — 2.8%
Agricultural Bank of China, Ltd. Class H	2,802,000	1,409,310
Alibaba Group Holding, Ltd. ADRΔ*	52,900	5,498,426
Baidu, Inc. ADR*	61,900	14,111,343
China Railway Construction Corporation, Ltd. Class H	587,500	745,950
JD.com, Inc. ADRΔ*	44,900	1,038,986
New Oriental Education & Technology Group, Inc. ADR*	85,100	1,736,891
Tencent Holdings, Ltd.	914,800	13,236,178
Youku Tudou, Inc. ADRΔ*	52,804	940,439

		38,717,523

Denmark — 1.7%
AP Moller - Maersk A/S Class B	285	566,851
Chr Hansen Holding A/S	35,400	1,568,339
Danske Bank A/S	233,984	6,325,959
GN Store Nord A/S	42,828	935,699
Novo Nordisk A/S Class B	86,706	3,667,645
Novozymes A/S Class B	68,338	2,876,590
Pandora A/S	51,602	4,182,711
TDC A/S	499,036	3,806,101

		23,929,895

Finland — 0.4%
Elisa OYJ	9,334	254,772
Fortum OYJ	24,897	540,554

See Notes to Financial Statements.	211

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Kesko OYJ, B Shares	24,166	$878,885
Nokia OYJ	277,568	2,195,238
Orion OYJ Class B	25,925	806,282
UPM-Kymmene OYJ	34,637	567,639

		5,243,370

France — 8.8%
Alstom SA*	4,224	136,235
AXA SA	92,963	2,142,156
BNP Paribas SA	39,270	2,318,274
Cap Gemini SA	9,201	658,031
Casino Guichard Perrachon SA	63,473	5,837,275
Christian Dior SA	46,090	7,887,776
Cie de St-Gobain	156,615	6,634,361
CNP Assurances	5,569	98,728
Credit Agricole SA	256,934	3,316,647
Danone SA	117,067	7,653,631
Electricite de France SA	30,576	841,711
Essilor International SA	14,175	1,580,790
GDF Suez	328,974	7,671,377
Kering	26,677	5,126,547
Klepierre REIT*	623	26,751
Lagardere SCA	95,680	2,491,703
L’Oreal SA	34,250	5,732,501
Natixis SA	139,872	922,965
Neopost SA	6,854	391,007
Orange SA	562,711	9,569,890
Sanofi	202,192	18,433,988
Schneider Electric SA	98,950	7,206,473
Societe BIC SA	11,269	1,497,924
Societe Generale SA	150,227	6,287,043
Suez Environnement Co.	20,562	358,257
Total SA	211,991	10,860,755
Unibail-Rodamco SE REIT	1,835	470,744
Valeo SA	18,573	2,311,049
Vallourec SA	74,715	2,024,905
Vinci SA	17,104	933,924
Vivendi SA*	22,566	561,681

		121,985,099

Germany — 8.7%
Aixtron SEΔ*	76,439	859,258
Allianz SE	15,969	2,644,892
Aurubis AG	18,048	1,008,889
BASF SE	24,449	2,050,810
Beiersdorf AG	91,157	7,401,424
Commerzbank AG*	76,122	998,464
Daimler AGΔ	137,675	11,434,496
Deutsche Boerse AG	58,745	4,174,542
Deutsche Lufthansa AG	139,416	2,310,263
Deutsche Post AG	79,485	2,580,241
Deutsche Telekom AG	834,845	13,357,838
DMG MORI SEIKI AGΔ	39,959	1,123,680
Fresenius Medical Care AG & Co. KGaA	92,527	6,905,943
Fresenius SE & Co. KGaA	5,985	311,185
Hannover Rueck SE	13,213	1,191,966
HeidelbergCement AG	23,160	1,634,635
Hochtief AG	4,603	324,735
KION Group AG	17,081	652,143
Linde AG	53,755	9,901,827
Metro AGΔ*	59,102	1,806,617
MorphoSys AG*	12,844	1,196,510

	Shares	Value
Muenchener Rueckversicherungs- Gesellschaft AG	19,325	$3,848,343
OSRAM Licht AG*	46,431	1,822,882
ProSiebenSat.1 Media AG	83,349	3,482,608
Rheinmetall AGΔ	29,266	1,274,218
Rhoen Klinikum AG	25,929	726,706
Rocket Internet AG 144AΔ*	33,326	2,072,365
RWE AGΔ	79,290	2,447,266
SAP AGΔ	238,924	16,683,719
Siemens AG	16,787	1,883,571
SMA Solar Technology AGΔ*	20,776	376,034
Stada Arzneimittel AG	56,806	1,723,655
Telefonica Deutschland Holding AG*	62,533	331,416
TUI AG*	129,840	2,139,119
United Internet AG	10,994	495,225
Volkswagen AG	20,520	4,448,821
Wincor Nixdorf AGΔ	27,324	1,319,537
Zalando SE 144AΔ*	17,864	551,218

		119,497,061

Guernsey — 0.0%
Friends Life Group, Ltd.	41,102	233,428

Hong Kong — 2.4%
AIA Group, Ltd.	3,108,000	17,142,074
ASM Pacific Technology, Ltd.	3,400	32,373
Bank of East Asia, Ltd.	54,000	216,865
BOC Hong Kong Holdings, Ltd.	82,000	273,235
Cheung Kong Holdings, Ltd.	50,000	837,341
China Mobile, Ltd.	321,000	3,759,792
CLP Holdings, Ltd.	34,500	298,750
CNOOC, Ltd.	941,500	1,273,067
Global Brands Group Holding, Ltd.*	5,428,924	1,060,111
Guangdong Investment, Ltd.	1,046,100	1,362,487
Henderson Land Development Co., Ltd.	19,300	134,140
Hong Kong & China Gas Co., Ltd.	40,000	91,134
Hong Kong Exchanges and Clearing, Ltd.	146,007	3,223,357
Hutchison Whampoa, Ltd.	8,000	91,453
Hysan Development Co., Ltd.	100,000	443,801
Link REIT (The)	45,000	281,734
MTR Corporation, Ltd.	51,000	208,655
New World Development Co., Ltd.	95,000	109,061
PCCW, Ltd.	68,000	46,301
Power Assets Holdings, Ltd.	38,000	367,384
Sino Land Co., Ltd.	316,000	507,276
Sun Hung Kai Properties, Ltd.	31,000	469,664
Swire Pacific, Ltd. Class A	13,000	168,746
Swire Properties, Ltd.	3,900	11,475
Wheelock & Co., Ltd.	26,000	120,716

		32,530,992

India — 0.2%
Housing Development Finance Corporation	175,616	3,149,209

Indonesia — 0.1%
PT Indofood Sukses Makmur Tbk	833,900	454,630

212	See Notes to Financial Statements.

	Shares	Value
PT Telekomunikasi Indonesia Persero Tbk	3,378,500	$776,476

		1,231,106

Ireland — 0.6%
Bank of Ireland*	7,196,145	2,696,589
CRH PLC	177,581	4,258,182
DCC PLC	5,358	294,975
James Hardie Industries PLC	142,472	1,520,925

		8,770,671

Italy — 2.4%
A2A SpA	1,495,123	1,514,993
Enel SpA	879,337	3,919,669
Eni SpA	423,348	7,415,591
EXOR SpA	72,457	2,973,047
Finmeccanica SpA*	170,132	1,581,352
Intesa Sanpaolo SpA	180,175	522,671
UniCredit SpA	1,728,859	11,074,430
Unione di Banche Italiane SCpA	490,370	3,507,264
UnipolSai SpA	140,420	378,062

		32,887,079

Japan — 16.3%
Alfresa Holdings Corporation	4,400	53,134
Amada Co., Ltd.Δ	179,200	1,535,528
Aozora Bank, Ltd.	75,000	232,166
Asahi Kasei Corporation	251,200	2,291,554
Astellas Pharma, Inc.	171,300	2,384,856
Benesse Holdings Inc.	12,200	362,010
Bridgestone Corporation	2,500	86,705
Brother Industries, Ltd.	104,500	1,894,308
Calbee, Inc.	16,400	564,928
Canon, Inc.	354,750	11,275,288
Casio Computer Co., Ltd.	79,000	1,208,491
Central Japan Railway Co.	14,800	2,218,170
Chiba Bank, Ltd. (The)	33,000	216,246
Chiyoda Corporation	62,000	513,670
Chugai Pharma-ceutical Co., Ltd.	9,900	243,078
Dai Nippon Printing Co., Ltd.	38,000	342,249
Daicel Corporation	17,000	198,568
Daito Trust Construction Co., Ltd.	1,100	124,782
Daiwa House Industry Co., Ltd.	80,200	1,515,078
Daiwa Securities Group, Inc.	149,000	1,166,691
Denso Corporation	240,400	11,204,524
Electric Power Development Co., Ltd.Δ	29,500	996,833
Fuji Electric Co., Ltd.	340,000	1,355,541
Fuji Heavy Industries, Ltd.	69,400	2,455,787
FUJIFILM Holdings Corporation	74,000	2,258,004
Fujitsu, Ltd. Fukuoka Financial	714,000	3,806,810
Group, Inc.	128,000	659,900
Gree, Inc.Δ	86,700	521,919
Hakuhodo DY Holdings, Inc.	14,700	140,678
Hikari Tsushin, Inc.	7,000	425,771
Hino Motors, Ltd.	93,100	1,225,505
Hitachi High-Technologies Corporation	10,000	287,267
Hitachi, Ltd.	864,000	6,376,982
Honda Motor Co., Ltd.	500,900	14,695,548

	Shares	Value
Hoya Corporation	95,800	$3,240,419
Inpex Corporation	531,600	5,918,287
Isuzu Motors, Ltd.	14,050	171,133
ITOCHU Corporation	68,800	734,447
J. Front Retailing Co., Ltd.	96,200	1,114,187
Japan Airlines Co., Ltd.	66,300	1,965,732
Japan Real Estate Investment Corporation REIT	14	67,456
Japan Retail Fund Investment Corporation REIT	20	42,266
JFE Holdings, Inc.	40,300	898,726
JGC Corporation	60,000	1,235,208
JTEKT Corporation	30,000	504,894
JX Holdings, Inc.	27,170	105,735
Kao Corporation	143,900	5,674,633
KDDI Corporation	18,900	1,187,374
Kinden Corporation	15,000	151,510
Kobe Steel, Ltd.	315,000	542,587
Konica Minolta, Inc.	176,800	1,926,417
M3, Inc.	122,100	2,042,978
Mabuchi Motor Co., Ltd.	91,200	3,619,948
Marubeni Corporation	405,800	2,428,055
Mitsubishi Corporation	72,100	1,319,439
Mitsubishi Electric Corporation	154,800	1,838,724
Mitsubishi Estate Co., Ltd.	24,000	505,701
Mitsubishi UFJ Financial Group, Inc.	797,200	4,380,000
Mitsui Fudosan Co., Ltd.	18,000	482,680
MS&AD Insurance Group Holdings, Inc.	37,500	888,683
Namco Bandai Holdings, Inc.	76,300	1,615,369
NH Foods, Ltd.	11,000	240,661
NHK Spring Co., Ltd.	35,800	311,509
Nippon Building Fund, Inc. REIT	16	80,322
Nippon Telegraph & Telephone Corporation	6,900	352,470
Nippon Yusen KK	33,800	95,468
Nishi-Nippon City Bank, Ltd. (The)	38,200	109,915
Nissin Kogyo Co., Ltd.	40,600	563,868
NOK Corporation	22,000	559,977
Nomura Holdings, Inc.	68,200	385,946
Nomura Real Estate Holdings, Inc.	75,300	1,288,570
NTT Data Corporation	10,600	394,901
NTT DOCOMO, Inc.	177,700	2,587,855
Omron Corporation	19,100	854,448
ORIX Corporation	24,200	304,504
Osaka Gas Co., Ltd.	34,000	126,988
Otsuka Corporation	5,800	183,909
Otsuka Holdings Co., Ltd.	25,100	752,529
Panasonic Corporation	68,000	800,934
Rakuten, Inc.Δ	464,400	6,457,860
Resona Holdings, Inc.	446,700	2,256,506
Ricoh Co., Ltd.	162,100	1,638,678
Rohm Co., Ltd.	33,900	2,042,586
Sanrio Co., Ltd.Δ	43,200	1,067,369
SBI Holdings, Inc.	130,100	1,421,427
SCSK Corporation	14,300	358,210
Secom Co., Ltd.	90,400	5,193,897
Seiko Epson Corporation	46,800	1,958,309
Sekisui Chemical Co., Ltd.	74,000	890,292
Sekisui House, Ltd.	8,000	105,264
Seven & i Holdings Co., Ltd.	114,100	4,104,331

See Notes to Financial Statements.	213

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Shimamura Co., Ltd.	2,300	$198,483
Shin-Etsu Chemical Co., Ltd.Δ	143,200	9,322,286
Shionogi & Co., Ltd.	65,900	1,702,583
SMC Corporation	19,800	5,192,037
SoftBank Corporation	188,900	11,243,950
Sojitz Corporation	83,000	115,909
Sompo Japan Nipponkoa Holdings, Inc.	45,450	1,142,964
Sumitomo Corporation	289,900	2,977,472
Sumitomo Heavy Industries, Ltd.	373,000	2,006,361
Sumitomo Mitsui Financial Group, Inc.	74,500	2,693,378
Sumitomo Realty & Development Co., Ltd.	7,000	238,484
Sumitomo Rubber Industries, Inc.	72,200	1,073,330
Suzuki Motor Corporation	8,100	242,736
Taisei Corporation	178,000	1,009,618
Takashimaya Co., Ltd.	193,000	1,541,045
Takeda Pharm-aceutical Co., Ltd.	148,300	6,139,294
Toho Co., Ltd.	21,900	496,901
Tokio Marine Holdings, Inc.	153,300	4,978,831
Tokyo Electric Power Co., Inc.*	575,900	2,342,366
Tokyo Electron, Ltd.	25,700	1,948,837
Tokyo Gas Co., Ltd.	86,000	464,027
Toshiba CorporationΔ	499,000	2,104,433
Toyo Seikan Group Holdings, Ltd.	59,900	744,050
Toyo Suisan Kaisha, Ltd.	5,000	160,994
Toyo Tire & Rubber Co., Ltd.	40,700	798,686
Toyota Motor Corporation	73,560	4,584,068
USS Co., Ltd.	10,000	153,647
West Japan Railway Co.	9,800	463,327
Yamada Denki Co., Ltd.	190,600	639,486
Yamaha Corporation	23,700	349,336
Yamaha Motor Co., Ltd.	18,200	364,133
Yokohama Rubber Co., Ltd. (The)	16,000	145,685

		224,509,397

Jersey — 0.8%
Randgold Resources, Ltd.	1,533	104,076
Shire PLC	11,143	790,041
Wolseley PLC	57,960	3,313,683
WPP PLC	299,248	6,221,874

		10,429,674

Luxembourg — 0.0%
SES SA	12,290	441,908

Netherlands — 5.5%
Aegon NVΔ	1,148,303	8,630,636
Boskalis Westminster NV	9,709	531,133
Delta Lloyd NV	354,348	7,792,258
Fiat Chrysler Automobiles NVΔ*	914,690	10,628,474
Fugro NV CVA	32,194	668,695
ING Groep NV*	1,276,149	16,487,459
Koninklijke Ahold NV	539,852	9,594,743
Koninklijke DSM NV	12,238	746,434
Koninklijke Philips NV	128,900	3,736,305
QIAGEN NV*	4,199	97,808
Randstad Holding NVΔ	220,300	10,600,066

	Shares	Value
Reed Elsevier NV	291,768	$6,967,616

		76,481,627

New Zealand — 0.1%
Fletcher Building, Ltd.	59,872	384,886
Spark New Zealand, Ltd.	379,504	920,641

		1,305,527

Nigeria — 0.0%
Afriland Properties PLC REIT+*	331,249	—

Norway — 0.9%
DNB ASA	154,952	2,285,639
Marine Harvest ASA	89,076	1,223,051
Orkla ASA	364,884	2,483,936
Schibsted ASAΔ	44,922	2,848,925
Telenor ASA	80,666	1,631,761
Yara International ASA	34,185	1,522,340

		11,995,652

Portugal — 0.1%
EDP - Energias de Portugal SA	113,911	441,707
Jeronimo Martins SGPS SA	83,398	835,683

		1,277,390

Russia — 0.1%
Magnit PJSC GDR	29,027	1,317,826

Singapore — 2.2%
Ascendas Real Estate Investment Trust REIT	30,000	53,813
CapitaCommercial Trust REIT	38,000	50,170
CapitaMall Trust REIT	51,000	78,304
ComfortDelGro Corporation, Ltd.	170,000	332,676
DBS Group Holdings, Ltd.	405,000	6,269,938
Jardine Cycle & Carriage, Ltd.	144,000	4,613,416
Keppel Corporation, Ltd.	23,700	157,969
Keppel Land, Ltd.	105,000	270,493
Oversea-Chinese Banking Corporation, Ltd.	19,000	149,492
Sembcorp Industries, Ltd.	723,300	2,422,346
Singapore Airlines, Ltd.	55,000	479,790
Singapore Exchange, Ltd.	173,000	1,017,087
Singapore Technologies Engineering, Ltd.	26,000	66,549
Singapore Telecom-munications, Ltd.	1,704,700	5,003,815
United Overseas Bank, Ltd.	522,825	9,648,241
UOL Group, Ltd.	9,186	48,022
Wilmar International, Ltd.	53,000	129,142
Yangzijiang Shipbuilding Holdings, Ltd.	217,800	197,373

		30,988,636

South Korea — 1.1%
Celltrion, Inc.Δ*	43,031	1,511,400
Hankook Tire Co., Ltd.	70,271	3,339,389
KB Financial Group, Inc.*	13,280	434,177
NAVER Corporation*	6,753	4,324,858
Samsung Electronics Co., Ltd.	1,786	2,147,209
Shinhan Financial Group Co., Ltd.	82,720	3,324,940

		15,081,973

214	See Notes to Financial Statements.

	Shares	Value
Spain — 5.8%
ACS Actividades de Construccion y Servicios SA	49,393	$1,721,601
Amadeus IT Holding SA, A Shares	262,784	10,466,012
Banco Popular Espanol SAΔ	1,599,793	7,974,719
Banco Santander SA	2,098,768	17,615,257
Bankinter SA	110,425	887,125
CaixaBank SA	120,498	631,394
Distribuidora Internacional de Alimentacion SA	312,833	2,119,787
Ebro Foods SA	178,964	2,958,250
Endesa SA	95,465	1,911,147
Gas Natural SDG SA	135,236	3,397,216
Iberdrola SA	1,486,397	10,019,446
Inditex SA	368,623	10,515,143
International Consolidated Airlines Group*	289,406	2,178,671
Red Electrica Corporacion SA	5,232	461,210
Telefonica SA	476,196	6,837,013

		79,693,991

Sweden — 3.9%
Alfa Laval AB	115,897	2,191,590
Atlas Copco AB Class A	251,616	7,001,383
Electrolux AB, Series B	37,116	1,084,501
Elekta AB, B SharesΔ	212,780	2,175,416
Hennes & Mauritz AB Class B	210,819	8,758,480
Investment AB Kinnevik Class B	206,021	6,699,644
Investor AB Class B	3,383	122,999
Meda AB, A Shares	61,812	886,409
Nordea Bank AB	125,373	1,451,291
Sandvik ABΔ	510,453	4,963,177
Skandinaviska Enskilda Banken AB Class A	78,011	990,628
Svenska Cellulosa AB SCA Class B	85,079	1,834,193
Svenska Handelsbanken AB Class A	100,199	4,688,098
Telefonaktiebolaget LM Ericsson Class BΔ	306,008	3,705,177
TeliaSonera AB	815,818	5,245,194
Trelleborg AB Class B	46,038	775,038
Volvo AB Class B	150,258	1,620,306

		54,193,524

Switzerland — 9.4%
ABB, Ltd.Δ*	470,914	9,963,664
ABB, Ltd. ADRΔ*	54,600	1,154,790
Actelion, Ltd.*	2,037	234,502
Aryzta AG*	5,370	412,682
Baloise Holding AG	4,229	540,515
Cie Financiere Richemont SA	63,203	5,603,491
Credit Suisse Group AG*	152,818	3,838,979
Galenica AG	161	128,371
GAM Holding AG*	14,398	258,847
Geberit AG	8,409	2,844,789
Helvetia Holding AG	2,701	1,283,379
Lonza Group AG*	20,251	2,280,093
Nestle SA	265,155	19,330,069
Novartis AG	274,350	25,444,173
OC Oerlikon Corporation AG*	332,938	4,156,107
Roche Holding AG	39,396	10,674,040

	Shares	Value
Swatch Group AG (The)Δ	2,139	$950,265
Swiss Life Holding AG*	32,585	7,701,521
Swiss Re AG*	26,916	2,254,800
Swisscom AG	1,997	1,047,901
Syngenta AGΔ	29,514	9,493,404
UBS Group AG*	410,254	7,052,143
Zurich Insurance Group AGΔ*	42,283	13,213,537

		129,862,062

Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	562,511	12,588,996
Teco Electric and Machinery Co., Ltd.	2,059,700	1,947,577

		14,536,573

Thailand — 0.3%
Charoen Pokphand Foods PCL	4,274,500	3,540,430
PTT Global Chemical PCL	555,100	861,323

		4,401,753

Turkey — 0.5%
BIM Birlesik Magazalar AS	104,953	2,244,408
Türkiye Garanti Bankasi AS	979,482	3,934,713
Yapi ve Kredi Bankasi AS	1	2

		6,179,123

United Kingdom — 17.3%
3i Group PLC	37,796	263,543
Aggreko PLC	175,134	4,084,129
Amec Foster Wheeler PLC	273,338	3,609,915
ARM Holdings PLC	465,261	7,147,528
ASOS PLC*	31,416	1,249,033
Associated British Foods PLC	43,750	2,138,901
AstraZeneca PLC	87,911	6,209,230
Aviva PLC	61,847	464,681
BAE Systems PLC	162,980	1,191,907
Barclays PLC	959,326	3,606,431
Barratt Developments PLC	586,627	4,269,551
Berkeley Group Holdings PLC	36,288	1,395,254
BG Group PLC	506,072	6,772,117
BHP Billiton PLC	139,098	2,981,062
BP PLC	1,469,810	9,329,744
British Land Co. PLC (The) REIT	11,811	142,425
Britvic PLC	150,579	1,574,842
BT Group PLC	386,964	2,406,945
Cobham PLC	11,978	60,130
Compass Group PLC	871,089	14,889,452
Dairy Crest Group PLC	456,505	3,535,987
DS Smith PLC	1,180,888	5,888,840
easyJet PLC	88,458	2,289,215
G4S PLC	965,057	4,162,901
GKN PLC	416,817	2,218,612
GlaxoSmithKline PLC	567,213	12,168,778
Hammerson PLC REIT	6,134	57,445
Hikma Pharmaceuticals PLC	19,985	613,171
HSBC Holdings PLC	2,048,339	19,356,341
HSBC Holdings PLC ADRΔ	3,100	146,413
ICAP PLC	9,379	65,674
Inchcape PLC	125,597	1,411,093
Indivior PLC*	18,477	43,025
Intermediate Capital Group PLC	39,092	279,270

See Notes to Financial Statements.	215

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Investec PLC	37,416	$313,482
ITV PLC	1,633,726	5,449,656
KAZ Minerals PLC*	211,722	844,818
Kingfisher PLC	163,300	863,228
Land Securities Group PLC REIT	10,536	189,392
Man Strategic Holdings PLC*	439,877	1,094,577
Meggitt PLC	308,260	2,479,723
Mondi PLC	87,827	1,426,795
National Grid PLC	820,688	11,644,996
Next PLC	41,798	4,432,975
Ocado Group PLC*	252,721	1,564,322
Pearson PLC	127,176	2,348,707
Persimmon PLC*	154,551	3,774,744
Premier Oil PLC	421,148	1,089,280
Prudential PLC	294,035	6,797,948
Reckitt Benckiser Group PLC	18,477	1,496,527
Rexam PLC	13,502	95,054
Rio Tinto PLC	77,821	3,587,325
Rolls-Royce Holdings PLC+*	70,435,213	10,896,228
Rotork PLC	41,663	1,500,785
Royal Dutch Shell PLC Class AΔ	409,642	13,656,409
Royal Dutch Shell PLC Class B	46,156	1,594,741
Sage Group PLC (The)	94,814	684,803
Smith & Nephew PLC	105,900	1,909,649
Spirax-Sarco Engineering PLC	42,011	1,870,200
Standard Chartered PLC	266,116	3,971,972
Tate & Lyle PLC	72,178	676,270
Taylor Wimpey PLC	2,136,210	4,557,431
Tesco PLC	1,742,409	5,080,351
Travis Perkins PLC	100,722	2,899,190
Tullow Oil PLC	12,519	80,677
Unilever PLC	213,454	8,672,262
Vesuvius PLC	24,480	169,310
Vodafone Group PLC	1,318,158	4,519,481

		238,256,893

United States of America — 1.0%
Joy Global, Inc.Δ	56,300	2,619,076
MercadoLibre, Inc.Δ	29,000	3,702,430
Yum! Brands, Inc.	104,667	7,624,991

		13,946,497

Total Foreign Common Stocks
(Cost $1,303,457,815)		1,385,369,306

FOREIGN PREFERRED STOCKS — 0.3%
Germany — 0.3%
Henkel AG & Co. KGaA
1.22%, 02/20/14	12,849	1,384,071
Porsche Automobil Holding SE
2.01%, 03/18/14	34,677	2,804,426

Total Foreign Preferred Stocks
(Cost $3,972,594)		4,188,497

	Shares	Value
RIGHTS — 0.0%
APA Group+ (Cost $0)	19,744	$13,701

WARRANT — 0.0%
Sun Hung Kai Properties, Ltd.* (Cost $0)	1	3

MONEY MARKET FUNDS — 9.3%
GuideStone Money Market Fund (Investor Class)¥	48,099,965	48,099,965
Northern Institutional Liquid Assets Portfolio§	80,066,434	80,066,434

Total Money Market Funds (Cost $128,166,399)		128,166,399

TOTAL INVESTMENTS — 110.0%
(Cost $1,435,596,808)		1,517,737,906

FOREIGN COMMON STOCKS SOLD SHORT — (6.6)%
Australia — (0.5)%
ALS, Ltd.	(173,353)	(750,927)
Alumina, Ltd.*	(25,373)	(36,656)
Brambles, Ltd.	(43,779)	(377,123)
Challenger, Ltd.	(3,160)	(16,693)
Coca-Cola Amatil, Ltd.	(60,628)	(457,746)
Cochlear, Ltd.	(1,052)	(66,367)
Flight Centre Travel Group, Ltd.	(933)	(24,697)
Iluka Resources, Ltd.	(203,232)	(976,031)
Insurance Australia Group, Ltd.	(65,373)	(331,933)
Orica, Ltd.	(15,692)	(240,458)
Origin Energy, Ltd.	(13,594)	(128,619)
QBE Insurance Group, Ltd.	(10,304)	(93,564)
Ramsay Health Care, Ltd.	(8,001)	(370,912)
Santos, Ltd	(92,666)	(618,988)
Seek, Ltd.	(11,828)	(164,931)
Sydney Airport	(244,468)	(935,945)
Toll Holdings, Ltd.	(65,452)	(311,781)
TPG Telecom, Ltd.	(41,891)	(229,155)
Transurban Group	(102,812)	(716,469)

		(6,848,995)

Belgium — 0.0%
Colruyt SA	(3,762)	(174,894)

Bermuda — (0.1)%
Seadrill, Ltd.	(91,600)	(1,059,827)

Denmark — (0.1)%
Chr Hansen Holding A/S	(5,388)	(238,707)
FLSmidth & Co. A/S	(31,287)	(1,371,661)

		(1,610,368)

Finland — (0.2)%
Nokian Renkaat OYJ	(143,516)	(3,500,874)

France — (0.6)%
Alcatel-Lucent*	(760,547)	(2,720,652)
Bureau Veritas SA	(14,681)	(325,272)
Edenred	(91,209)	(2,522,483)
Etablissements Maurel et Prom*	(6,247)	(58,384)
Kering	(10,801)	(2,075,640)

		(7,702,431)

216	See Notes to Financial Statements.

	Shares	Value
Germany — (0.4)%
adidas AG	(21,797)	$(1,513,708)
Aixtron SE*	(268,403)	(3,017,145)
Bayerische Motoren Werke AG	(3,722)	(401,673)
Fraport AG Frankfurt Airport Services Worldwide	(1,337)	(77,147)
LANXESS AG	(18,076)	(837,143)
Wacker Chemie AG	(2,577)	(282,686)

		(6,129,502)

Ireland — 0.0%
James Hardie Industries PLC	(42,491)	(453,602)

Italy — (0.5)%
Luxottica Group SpA	(19,216)	(1,053,402)
Moncler SpA	(30,320)	(405,127)
Saipem SpA*	(131,257)	(1,375,925)
Salvatore Ferragamo SpA	(145,103)	(3,571,117)
Tod’s SpA	(3,681)	(318,784)

		(6,724,355)

Japan — (1.5)%
Acom Co., Ltd.*	(651,900)	(1,990,153)
Advantest Corporation	(148,800)	(1,844,280)
AEON Financial Service Co., Ltd.	(94,500)	(1,866,462)
Asics Corporation	(5,700)	(137,229)
Chugoku Electric Power Co., Inc. (The)	(39,100)	(511,212)
Fast Retailing Co., Ltd.	(3,100)	(1,128,075)
Hamamatsu Photonics KK	(1,800)	(85,685)
Hitachi Construction Machinery Co., Ltd.	(11,900)	(251,604)
Hokkaido Electric Power Co., Inc.*	(164,700)	(1,318,416)
IHI Corporation	(124,000)	(627,993)
Kakaku.com, Inc.	(26,300)	(376,266)
Kansai Electric Power Co., Inc. (The)*	(68,100)	(647,842)
Kyushu Electric Power Co., Inc.*	(185,600)	(1,858,822)
M3, Inc.	(11,200)	(187,398)
Nabtesco Corporation	(40,000)	(966,746)
Nexon Co., Ltd.	(16,400)	(152,883)
Nidec Corporation	(25,500)	(1,646,934)
Nintendo Co., Ltd.	(1,700)	(177,408)
Rakuten, Inc.	(139,500)	(1,939,861)
Sanrio Co., Ltd.	(5,300)	(130,950)
Sharp Corporation*	(56,000)	(123,889)
Shikoku Electric Power Co., Inc.*	(17,000)	(206,205)
Sony Corporation	(20,200)	(412,267)
Yahoo Japan Corporation	(286,500)	(1,026,794)
Yaskawa Electric Corporation	(89,100)	(1,138,086)

		(20,753,460)

Jersey — 0.0%
Glencore PLC*	(113,541)	(524,087)

	Shares	Value
Luxembourg — (0.1)%
Altice SA*	(14,093)	$(1,112,897)
Millicom International Cellular SA	(8,628)	(639,293)

		(1,752,190)

Netherlands — (0.4)%
CNH Industrial NV	(69,987)	(566,552)
Koninklijke Vopak NV	(23,343)	(1,211,084)
OCI NV*	(20,244)	(703,883)
SBM Offshore NV*	(213,214)	(2,507,590)
TNT Express NV	(138,411)	(922,707)

		(5,911,816)

Norway — (0.2)%
Aker Solutions ASA*	(6,610)	(36,767)
Schibsted ASA	(39,000)	(2,473,355)

		(2,510,122)

Spain — (0.3)%
Bankia SA*	(2,082,000)	(3,089,546)
Zardoya Otis SA	(54,297)	(602,134)

		(3,691,680)

Sweden — (0.1)%
Alfa Laval AB	(27,599)	(521,892)
Elekta AB, B Shares	(41,886)	(428,233)
Volvo AB, B Shares	(36,543)	(394,061)

		(1,344,186)

Switzerland — (0.6)%
Cie Financiere Richemont SA	(27,431)	(2,431,995)
Coca-Cola HBC AG*	(8,700)	(165,644)
Dufry AG*	(11,024)	(1,647,692)
Panalpina Welttransport Holding AG	(1,767)	(237,271)
Schindler Holding AG	(3,257)	(470,194)
Sulzer AG	(4,267)	(456,446)
Swatch Group AG (The)	(5,356)	(2,379,438)

		(7,788,680)

United Kingdom — (1.0)%
Admiral Group PLC	(64,001)	(1,312,989)
Aggreko PLC	(104,085)	(2,427,265)
Anglo American PLC	(59,710)	(1,104,903)
Antofagasta PLC	(46,819)	(545,535)
ASOS PLC*	(115,601)	(4,596,049)
Inmarsat PLC	(16,925)	(209,861)
Lonmin PLC*	(468,736)	(1,292,237)
Serco Group PLC	(165,688)	(414,995)
Telecity Group PLC	(36,884)	(460,674)
Vedanta Resources PLC	(34,045)	(301,990)
WM Morrison Supermarkets PLC	(195,595)	(558,085)

		(13,224,583)

Total Foreign Common Stocks Sold Short (Proceeds $(103,984,430))		(91,705,652)

Liabilities in Excess of Other Assets — (3.4)%		(46,765,555)

NET ASSETS — 100.0%		$1,379,266,699

See Notes to Financial Statements.	217

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$37,575,851	$472,169	$37,103,682	$—
Austria	2,940,044	—	2,940,044	—
Belgium	6,634,495	6	6,634,489	—
Bermuda	14,185,537	8,450,091	5,735,446	—
Brazil	6,422,544	6,422,544	—	—
British Virgin Islands	492,928	492,928	—	—
Canada	12,846,060	12,846,060	—	—
Chile	1,196,388	1,196,388	—	—
China	38,717,523	23,326,085	15,391,438	—
Denmark	23,929,895	—	23,929,895	—
Finland	5,243,370	—	5,243,370	—
France	121,985,099	1,888,931	120,096,168	—
Germany	119,497,061	3,053,354	116,443,707	—
Guernsey	233,428	—	233,428	—
Hong Kong	32,530,992	1,644,221	30,886,771	—
India	3,149,209	—	3,149,209	—
Indonesia	1,231,106	—	1,231,106	—
Ireland	8,770,671	—	8,770,671	—
Italy	32,887,079	—	32,887,079	—
Japan	224,509,397	—	224,509,397	—
Jersey	10,429,674	—	10,429,674	—
Luxembourg	441,908	441,908	—	—
Netherlands	76,481,627	—	76,481,627	—
New Zealand	1,305,527	—	1,305,527	—
Nigeria	—	—	—	—
Norway	11,995,652	—	11,995,652	—
Portugal	1,277,390	—	1,277,390	—
Russia	1,317,826	1,317,826	—	—
Singapore	30,988,636	—	30,988,636	—
South Korea	15,081,973	—	15,081,973	—
Spain	79,693,991	—	79,693,991	—
Sweden	54,193,524	2,175,416	52,018,108	—
Switzerland	129,862,062	8,206,933	121,655,129	—
Taiwan	14,536,573	12,588,996	1,947,577	—
Thailand	4,401,753	3,540,430	861,323	—
Turkey	6,179,123	—	6,179,123	—
United Kingdom	238,256,893	189,438	237,958,926	108,529
United States of America	13,946,497	13,946,497	—	—
Foreign Preferred Stocks:
Germany	4,188,497	—	4,188,497	—
Money Market Funds	128,166,399	128,166,399	—	—
Warrant	3	3	—	—
Rights	13,701	—	—	13,701

Total Assets - Investments in Securities	$1,517,737,906	$230,366,623	$1,287,249,053	$122,230

Other Financial Instruments***
Forward Foreign Currency Contracts	$589,642	$—	$589,642	$—

Total Assets - Other Financial Instruments	$589,642	$—	$589,642	$—

218	See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Australia	$(6,848,995)	$—	$(6,848,995)	$—
Belgium	(174,894)	—	(174,894)	—
Bermuda	(1,059,827)	—	(1,059,827)	—
Denmark	(1,610,368)	—	(1,610,368)	—
Finland	(3,500,874)	—	(3,500,874)	—
France	(7,702,431)	—	(7,702,431)	—
Germany	(6,129,502)	—	(6,129,502)	—
Ireland	(453,602)	—	(453,602)	—
Italy	(6,724,355)	—	(6,724,355)	—
Japan	(20,753,460)	—	(20,753,460)	—
Jersey	(524,087)	—	(524,087)	—
Luxembourg	(1,752,190)	(1,112,897)	(639,293)	—
Netherlands	(5,911,816)	—	(5,911,816)	—
Norway	(2,510,122)	—	(2,510,122)	—
Spain	(3,691,680)	—	(3,691,680)	—
Sweden	(1,344,186)	(428,233)	(915,953)	—
Switzerland	(7,788,680)	(237,271)	(7,551,409)	—
United Kingdom	(13,224,583)	(414,995)	(12,809,588)	—

Total Liabilities - Investments in Securities	$(91,705,652)	$(2,193,396)	$(89,512,256)	$—

Other Financial Instruments***
Futures Contracts	(89,083)	(89,083)	—	—

Total Liabilities - Other Financial Instruments	$(89,083)	$(89,083)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2013 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2014 is $486,901,541.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2013 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2014 is $3,673,341.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ending December 31, 2014.

See Notes to Financial Statements.	219

Emerging Markets Equity Fund (Unaudited)

Emerging markets stocks outperformed developed markets and were also impacted by currency weakness as the MSCI Emerging Markets Index (Net) posted a fourth quarter return of -4.50%, bringing the one-year performance to -2.19%. The worst performance was experienced in countries such as Russia, Greece and Hungary, while Turkey, Egypt and Indonesia were among the strongest positive performing countries for the year. From a sector perspective, six of the 10 groups posted negative returns for calendar year 2014. The energy and materials sectors were the worst performers and experienced double-digit declines, while the technology and healthcare sectors were the strongest performing sectors for the one-year period.

The Emerging Markets Equity Fund is actively managed and invests mainly in a diversified portfolio of stocks of foreign companies of any market capitalization located in emerging markets. The Investor Class of the Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), for the one-year period ended December 31, 2014 (-4.38% versus -2.19%). On a country basis, security selection in Russia and South Africa detracted from benchmark-relative performance, while security selection to India and South Korea positively impacted performance. On a sector basis, security selection to the energy, financials and consumer staples sectors detracted from benchmark-relative returns, while overweight exposure and security selection in the technology sector as well as security selection in the materials sector contributed to benchmark-relative returns during the one-year period.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging market stocks. The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Medium and small companies have limited product lines, markets and financial resources, and their stocks historically have been more volatile and less liquid than large company stocks. To the extent that the investment advisor misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	29.9
Technology	18.1
Materials & Processing	12.7
Money Market Funds	12.1
Consumer Discretionary	9.6
Utilities	5.7
Energy	5.4
Consumer Staples	3.7
Foreign Preferred Stocks	3.1
Producer Durables	3.0
Healthcare	1.5
Rights	—	**

	104.8

**	Rounds to less than 0.005%.

Emerging Markets Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Institutional Class*	Investor Class*	Benchmark**
One Year	-4.14%	-4.38%	-2.19%
Since Inception	-5.63%	-5.83%	-4.31%
Inception Date	11/01/13	11/01/13
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.56%	1.79%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org.The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since November 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EMERGING MARKETS EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
FOREIGN COMMON STOCKS — 89.6%
Argentina — 0.2%
Banco Macro SA ADRΔ	13,970	$610,908

Austria — 0.4%
Vienna Insurance Group AG Wiener Versicherung Gruppe	24,229	1,082,893

Bermuda — 1.5%
China Gas Holdings, Ltd.	184,000	288,159
Credicorp, Ltd.Δ	17,500	2,803,150
GOME Electrical Appliances Holdings, Ltd.Δ	2,275,000	332,526
Kosmos Energy, Ltd.*	84,300	707,277
Sihuan Pharmaceutical Holdings Group, Ltd.	391,000	260,077

		4,391,189

Brazil — 5.8%
All - America Latina Logistica SA	389,000	740,478
Banco Bradesco SA ADR*	64,200	858,354
Banco do Brasil SA	55,000	491,818
Banco Santander Brasil SA ADR Δ	228,445	1,146,794
BB Seguridade Participacoes SA	5,900	71,381
BR Malls Participacoes SA	11,200	69,226
BRF SA*	11,800	281,616
CCR SA	112,100	649,861
Centrais Eletricas Brasileiras SA*	215,600	470,424
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	15,227	560,810
Cia Energetica de Minas Gerais ADRΔ	55,882	277,734
Estacio Participacoes SA	60,100	538,553
Fibria Celulose SA*	7,700	94,172
Gerdau SA	12,880	38,957
Gerdau SA ADRΔ	73,678	261,557
Grupo BTG Pactual	140,700	1,489,995
Hypermarcas SA*	124,500	779,823
Itau Unibanco Holding SA ADRΔ	131,155	1,706,327
JBS SA	194,300	818,659
Kroton Educacional SA	52,700	307,294
Linx SA	28,000	531,939
Lojas Renner SA	20,700	595,489
Magnesita Refratarios SA	56,700	44,154
Multiplan Empreendimentos Imobiliarios SA*	2,300	41,047
Odontoprev SA	59,300	219,960
Petroleo Brasileiro SA ADRΔ*	52,800	400,224
Porto Seguro SA	43,000	491,761
Tim Participacoes SA ADRΔ	14,500	322,045
Totvs SA	36,400	479,272
Tractebel Energia SA	92,300	1,174,670
Ultrapar Participacoes SA	41,000	793,563
Ultrapar Participacoes SA ADRΔ	6,774	129,180
Vale SA ADRΔ	72,000	522,720

		17,399,857

Canada — 1.8%
First Quantum Minerals, Ltd.	363,000	5,158,487
Torex Gold Resources, Inc.*	343,450	363,611

		5,522,098

	Shares	Value
Chile — 0.7%
Banco de Chile ADR	3,153	$217,368
Banco Santander Chile ADR	20,100	396,372
Embotelladora Andina SA ADR Class BΔ	41,445	704,565
Enersis SA ADRΔ	46,700	748,601
Latam Airlines Group SA ADRΔ*	7,200	86,256

		2,153,162

China — 9.0%
AAC Technologies Holdings, Inc.Δ	231,000	1,228,517
Agricultural Bank of China, Ltd. Class H	1,331,000	669,448
Anhui Conch Cement Co., Ltd. Class HΔ	1,129,500	4,181,821
Bank of China, Ltd. Class H	2,669,000	1,498,028
Bank of Communications Co., Ltd. Class H	389,000	361,680
Beijing Capital International Airport Co., Ltd. Class H	178,000	141,893
China CITIC Bank Corporation, Ltd. Class H	1,107,000	882,545
China Construction Bank Corporation Class H	1,791,000	1,462,858
China Merchants Bank Co., Ltd. Class HΔ	1,508,000	3,764,200
China Petroleum & Chemical Corporation Class H	830,000	672,166
China Railway Group, Ltd. Class H	121,000	98,962
China Telecom Corporation, Ltd. Class H	1,240,000	719,184
China Vanke Co., Ltd. Class H*	36,000	79,861
Country Garden Holdings Co., Ltd.	121,000	48,281
Evergrande Real Estate Group, Ltd.Δ	200,000	80,596
Guangzhou R&F Properties Co., Ltd. Class H	23,600	28,733
Huaneng Power International, Inc. Class H	324,000	437,803
Industrial & Commercial Bank of China, Ltd. Class H	2,172,000	1,585,978
Jiangxi Copper Co., Ltd. Class H	66,000	112,651
Li Ning Co., Ltd.Δ*	921,500	448,331
Longfor Properties Co., Ltd.	897,000	1,150,090
Mindray Medical International, Ltd. ADRΔ	31,932	843,005
Parkson Retail Group, Ltd.Δ	168,500	41,862
PetroChina Co., Ltd. Class H	706,000	783,721
Qinhuangdao Port Co., Ltd. Class H	550,000	255,316
Shui On Land, Ltd.	118,500	27,868
Sinopec Shanghai Petrochemical Co., Ltd. Class H	2,492,000	726,134
SOHO China, Ltd.	53,000	37,381
Tencent Holdings, Ltd.	97,900	1,416,508
Tingyi Cayman Islands Holding Corporation	1,060,000	2,408,888
Wumart Stores, Inc. Class H	505,000	431,269
Zhejiang Expressway Co., Ltd. Class H	100,000	115,806

222	See Notes to Financial Statements.

	Shares	Value
Zhuzhou CSR Times Electric Co., Ltd. Class H@	33,500	$195,480

		26,936,864

Colombia — 0.5%
Bancolombia SA	96,056	1,117,184
Bancolombia SA ADRΔ	11,605	555,647

		1,672,831

Cyprus — 0.4%
Eurasia Drilling Co., Ltd. GDR	47,366	843,115
Global Ports Investments PLC GDR	49,037	120,386
QIWI PLC ADRΔ	10,520	212,399

		1,175,900

Egypt — 0.1%
ElSwedy Electric Co.*	82,700	479,502

Estonia — 0.1%
Tallink Group AS@	527,514	430,866

Hong Kong — 6.3%
AIA Group, Ltd.	266,958	1,472,398
ASM Pacific Technology, Ltd.	199,300	1,897,624
Belle International Holdings, Ltd.	1,886,000	2,118,448
China Mengniu Dairy Co., Ltd.	510,000	2,099,991
China Mobile, Ltd.	428,500	5,018,912
China Overseas Land & Investment, Ltd.	838,000	2,478,998
China Resources Land, Ltd.	54,000	141,913
CNOOC, Ltd.	421,000	569,263
CSPC Pharmaceutical Group, Ltd.	298,000	261,932
Franshion Properties China, Ltd.	122,000	34,816
New World China Land, Ltd.	84,000	49,667
New World Department Store China, Ltd.	527,000	168,539
Shimao Property Holdings, Ltd.	36,000	79,726
Sino Biopharmaceutical, Ltd.	1,252,000	1,128,184
Sino-Ocean Land Holdings, Ltd.	78,000	43,979
WH Group, Ltd. 144A*	2,199,500	1,254,325
Yuexiu Property Co., Ltd.	138,000	26,407

		18,845,122

Hungary — 0.3%
OTP Bank PLC	66,797	963,514

India — 8.1%
Adani Enterprises, Ltd.*	24,815	189,954
Ambuja Cements, Ltd.	528,909	1,912,286
Aurobindo Pharma, Ltd.*	67,416	1,210,054
Axis Bank, Ltd.	540,463	4,277,722
Dabur India, Ltd.	354,512	1,308,385
Divi’s Laboratories, Ltd.	15,303	417,646
DLF, Ltd.	9,537	20,481
Dr Reddy’s Laboratories, Ltd.	3,356	171,563
HCL Technologies, Ltd.	31,928	806,356
Hero MotoCorp, Ltd.	41,314	2,027,220
Infosys, Ltd.	42,978	1,333,507
Infosys, Ltd. ADR Δ	61,558	1,936,615
Kotak Mahindra Bank, Ltd.	172,727	3,439,778

	Shares	Value
Power Finance Corporation, Ltd.	81,321	$386,221
Reliance Infrastructure, Ltd.	10,466	84,417
State Bank of India	22,660	111,319
Tata Consultancy Services, Ltd.	81,142	3,288,550
Tata Motors, Ltd. ADRΔ	17,300	731,444
Tata Steel, Ltd.	46,556	293,241
Tech Mahindra, Ltd.	1,905	78,100
Wipro, Ltd.	33,732	293,060

		24,317,919

Indonesia — 2.1%
PT Adaro Energy Tbk	1,867,500	155,814
PT Astra Agro Lestari Tbk	165,400	323,189
PT Bank Mandiri Persero Tbk	100,100	87,051
PT Bank Negara Indonesia Persero Tbk	953,500	467,210
PT Bank Rakyat Indonesia Persero Tbk	269,400	253,231
PT Bank Tabungan Pensiunan Nasional Tbk*	237,000	75,375
PT Bumi Serpong Damai Tbk	231,200	33,557
PT Indocement Tunggal Prakarsa Tbk	1,043,900	2,106,328
PT Indofood Sukses Makmur Tbk	323,700	176,476
PT Lippo Karawaci Tbk	541,000	44,418
PT Perusahaan Gas Negara Persero Tbk	693,400	335,552
PT Ramayana Lestari Sentosa Tbk	3,631,300	229,547
PT Semen Indonesia Persero Tbk	1,039,700	1,357,336
PT Telekomunikasi Indonesia Tbk ADR*	14,100	637,743
PT Unilever Indonesia Tbk	46,800	121,388

		6,404,215

Jersey — 0.1%
West China Cement, Ltd.	2,222,000	232,794

Kenya — 0.2%
Safaricom, Ltd.	3,573,500	554,475

Luxembourg — 0.2%
O’Key Group SA GDR	11,755	51,604
Ternium SA ADR	39,970	705,071

		756,675

Malaysia — 2.0%
AMMB Holdings Bhd	58,700	110,238
CIMB Group Holdings Bhd	731,648	1,161,210
DiGi.Com Bhd	184,100	324,308
IOI Corporation Bhd	318,600	437,248
IOI Properties Group Bhd	48,800	33,654
Lafarge Malaysia Bhd	118,200	329,939
Malayan Banking Bhd	165,800	434,201
MISC Bhd	316,800	653,621
Petronas Chemicals Group Bhd	151,200	235,153
RHB Capital Bhd	35,700	77,802
Tenaga Nasional Bhd	352,500	1,388,305
UEM Sunrise Bhd	54,300	21,762
Westports Holdings Bhd	723,700	695,447

		5,902,888

See Notes to Financial Statements.	223

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Mexico — 4.2%
Alfa SAB de CV Class A*	172,500	$385,133
America Movil SAB de CV ADR Class LΔ	171,757	3,809,570
Arca Continental SAB de CV*	32,800	207,510
Cemex SAB de CV ADRΔ*	27,768	282,956
Compartamos SAB de CV*	185,300	372,390
Corporacion Moctezuma SAB de CV@	205,509	636,568
Fibra Uno Administracion SA de CV REIT	75,500	222,502
Genomma Lab Internacional SAB de CV Class B*	584,900	1,112,415
Gruma SAB de CV	80,900	862,641
Grupo Aeroportuario del Pacifico SAB de CV Class B	31,600	198,590
Grupo Financiero Banorte SAB de CV Class O	363,400	2,000,039
Grupo Financiero Inbursa SAB de CV Class O	420,700	1,085,843
Grupo Televisa SAB de CV ADR*	10,700	364,442
Megacable Holdings SAB de CV*	289,900	1,130,617

		12,671,216

Mongolia — 0.1%
Mongolian Mining CorporationΔ*	4,213,750	184,750

Netherlands — 1.2%
OCIΔ*	66,072	2,297,319
X5 Retail Group NV GDR*	108,361	1,322,004

		3,619,323

Nigeria — 0.9%
FBN Holdings PLC	2,210,200	104,958
FCMB Group PLC	12,000,000	163,279
Guaranty Trust Bank PLC	14,478,359	1,973,491
United Bank for Africa PLC	16,356,169	375,805

		2,617,533

Philippines — 0.5%
International Container Terminal Services, Inc.	573,060	1,464,441

Poland — 0.8%
Alior Bank SA*	33,533	735,189
Energa SA	11,710	76,154
KGHM Polska Miedz SA	8,404	256,195
Orange Polska SA	139,146	325,126
PGE SA	152,666	807,180
Polskie Gornictwo Naftowe i Gazownictwo SA	160,551	200,215
Powszechny Zaklad Ubezpieczen SA	706	96,350

		2,496,409

Russia — 3.1%
Gazprom OAO ADR	124,426	563,650
LSR Group GDR	163,892	255,671
Lukoil OAO ADR	10,216	391,784
Magnit PJSC GDR	3,261	148,049
Mobile Telesystems OJSC ADR	65,800	472,444
NOVATEK OAO GDR	47,296	3,695,220
Novolipetsk Steel OJSC GDR	88,045	980,091
Rosneft OAO GDR	27,856	90,902
Sberbank of Russia ADR	423,287	1,639,391

	Shares	Value
Severstal PAO GDR*	67,404	$563,834
Surgutneftegas OAO ADR	32,259	133,875
Tatneft OAO ADR	21,828	498,770

		9,433,681

South Africa — 4.9%
African Bank Investments, Ltd.+*	642,081	—
Bidvest Group, Ltd.	124,323	3,250,285
Capitec Bank Holdings, Ltd.	17,067	499,719
Discovery, Ltd.	60,149	575,898
FirstRand, Ltd.	102,988	447,710
Growthpoint Properties, Ltd. REIT	48,957	116,322
Imperial Holdings, Ltd.	5,340	85,016
Investec. Ltd.	61,477	515,221
Liberty Holdings, Ltd.	28,661	303,985
Mediclinic International, Ltd.	43,355	375,280
MTN Group, Ltd.	53,251	1,012,969
Naspers, Ltd. N Shares	6,517	843,008
Netcare, Ltd.	346,048	1,130,924
Pick n Pay Stores, Ltd.	222,512	1,006,308
Redefine Properties, Ltd. REIT	79,691	73,709
Remgro, Ltd.	11,242	245,938
RMB Holdings, Ltd.	92,751	512,214
Sanlam, Ltd.	105,582	635,317
Sasol, Ltd.	27,035	1,009,024
Standard Bank Group, Ltd.	174,858	2,155,091

		14,793,938

South Korea — 10.7%
AMOREPACIFIC Group*	332	300,274
Coway Co., Ltd.	2,230	170,041
Dongbu Insurance Co., Ltd.*	4,407	220,076
E-Mart Co., Ltd.*	4,594	850,154
Hana Financial Group, Inc.	8,770	253,999
Hanwha Corporation*	3,243	91,690
Hanwha Life Insurance Co., Ltd.*	9,428	71,232
Hyosung Corporation*	1,519	94,269
Hyundai Department Store Co., Ltd.*	564	62,731
Hyundai Development Co-Engineering & Construction*	13,716	480,936
Hyundai Mobis Co., Ltd.*	1,426	305,088
KB Financial Group, Inc.*	7,910	258,610
Kia Motors Corporation*	4,056	192,725
KIWOOM Securities Co., Ltd.*	8,808	365,709
Korea Electric Power Corporation*	16,823	648,241
Korean Air Lines Co., Ltd.*	24,044	1,031,345
LG Display Co., Ltd.*	34,456	1,045,029
Mirae Asset Securities Co., Ltd.*	17,009	661,424
NAVER Corporation*	1,286	823,599
Samsung C&T Corporation*	1,201	67,076
Samsung Electronics Co., Ltd.	9,110	10,952,447
Samsung Fire & Marine Insurance Co., Ltd.	25,261	6,492,501
Shinhan Financial Group Co., Ltd.	103,111	4,144,558
Shinsegae Co., Ltd.	279	45,799
SK Holdings Co., Ltd.	3,959	587,626
SK Hynix, Inc.*	24,912	1,064,625
SK Networks Co., Ltd.*	52,685	424,679

224	See Notes to Financial Statements.

	Shares	Value
SK Telecom Co., Ltd.	773	$189,070
Woori Bank@*	23,912	217,550

		32,113,103

Switzerland — 0.8%
Coca-Cola HBC AG*	123,513	2,351,629

Taiwan — 8.7%
Advanced Semiconductor Engineering, Inc.	68,000	80,759
AU Optronics Corporation*	1,176,000	596,899
China Life Insurance Co., Ltd.	205,700	169,925
CTBC Financial Holding Co., Ltd.	780,858	505,174
Delta Electronics, Inc.	88,000	520,013
Eva Airways Corporation*	150,000	104,554
Far Eastern Department Stores, Ltd.	159,120	141,309
Farglory Land Development Co., Ltd.	13,000	15,457
Fubon Financial Holding Co., Ltd.	598,000	951,854
Highwealth Construction Corporation	18,000	36,094
Hon Hai Precision Industry Co., Ltd.	441,280	1,218,601
Inotera Memories, Inc.*	533,000	836,276
Kinsus Interconnect Technology Corporation	161,000	531,963
Largan Precision Co., Ltd.	4,000	299,425
MediaTek, Inc.	230,000	3,343,609
Novatek Microelectronics Corporation	40,000	223,524
Pou Chen Corporation	173,000	208,614
President Chain Store Corporation	109,000	841,897
Realtek Semiconductor Corporation	129,000	428,386
Richtek Technology Corporation	69,000	363,605
Ruentex Development Co., Ltd.	17,000	26,870
SinoPac Financial Holdings Co., Ltd.	204,108	83,640
Taishin Financial Holding Co., Ltd.	835,493	342,983
Taiwan Cement Corporation	148,000	202,325
Taiwan Cooperative Financial Holding Co., Ltd.	115,500	59,375
Taiwan Semiconductor Manufacturing Co., Ltd.	2,608,000	11,489,470
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	95,600	2,139,528
Teco Electric and Machinery Co., Ltd.	229,000	216,534
Uni-President Enterprises Corporation	139,920	221,271

		26,199,934

Thailand — 4.5%
Airports of Thailand PCL NVDR	70,100	597,237
Bangkok Bank PCL NVDR	32,000	187,956
Bangkok Dusit Medical Services PCL NVDR	241,900	125,983
BEC World PCL NVDR	186,100	288,016
Big C Supercenter PCL NVDR	267,400	1,926,808
Central Pattana PCL	2,265,900	3,133,691

	Shares	Value
Charoen Pokphand Foods PCL NVDR	98,400	$80,983
Glow Energy PCL NVDR	15,400	41,409
Kasikornbank PCL	47,800	330,884
Kasikornbank PCL NVDR	389,431	2,693,399
Krung Thai Bank PCL NVDR	498,800	342,205
PTT Exploration & Production PCL NVDR	52,900	179,140
PTT PCL NVDR	30,000	293,885
Robinson Department Store PCL	462,600	632,736
Siam Commercial Bank PCL	254,800	1,409,532
TMB Bank PCL	13,168,900	1,168,790

		13,432,654

Turkey — 2.8%
Akfen Holding AS	106,500	213,902
BIM Birlesik Magazalar AS	10,331	220,927
Coca-Cola Icecek AS	23,277	503,424
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	63,233	74,790
TAV Havalimanlari Holding AS	127,658	1,042,156
Turk Hava Yollari*	121,298	498,410
Turk Sise ve Cam Fabrikalari AS	100,008	155,328
Türkiye Garanti Bankasi AS	892,934	3,587,037
Turkiye Vakiflar Bankasi TAO Class D	42,123	87,612
Ulker Biskuvi Sanayi AS	106,104	839,888
Yapi ve Kredi Bankasi AS	524,777	1,092,815

		8,316,289

United Kingdom — 4.7%
Anglo American PLC	545,878	10,108,549
Tullow Oil PLC	607,680	3,916,113

		14,024,662

United States of America — 1.9%
Cognizant Technology Solutions Corporation Class A*	86,100	4,534,026
First Cash Financial Services, Inc.Δ*	15,600	868,452
Southern Copper CorporationΔ	7,800	219,960

		5,622,438

Total Foreign Common Stocks (Cost $292,881,961)		269,175,672

FOREIGN PREFERRED STOCKS — 3.1%
Brazil — 1.8%
Banco do Estado do Rio Grande do Sul SA Class B
0.83%, 11/26/14*	16,400	89,459
Cia Brasileira de Distribuicao Grupo Pao de Acucar
1.00%, 07/23/14	55,100	2,044,433
Cia Energetica de Sao Paulo, Class B
3.18%, 08/18/14	66,200	667,678
Gerdau SA
0.25%, 11/05/14	33,912	122,217
Itau Unibanco Holding SA
0.97%, 12/29/14	58,900	766,662
Itausa Investimentos Itau SA
0.34%, 12/17/14	464,706	1,641,558

		5,332,007

See Notes to Financial Statements.	225

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
South Korea — 1.3%
Samsung Electronics Co., Ltd.
1.40%, 06/27/14	4,189	$3,940,050

Total Foreign Preferred Stocks (Cost $9,980,452)		9,272,057

RIGHTS — 0.0%
Eva Airways Corporation+ (Cost $0)	22,093	3,600

MONEY MARKET FUNDS — 12.1%
GuideStone Money Market Fund (Investor Class)¥	11,750,119	11,750,119
Northern Institutional Liquid Assets Portfolio§	24,435,674	24,435,674

Total Money Market Funds (Cost $36,185,793)		36,185,793

TOTAL INVESTMENTS —104.8% (Cost $339,048,206)		314,637,122
Liabilities in Excess of Other Assets — (4.8)%		(14,377,371)

NET ASSETS — 100.0%		$300,259,751

Swap agreement outstanding at December 31, 2014:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swap
Turkish Equity Index Swap	03/18/15	GS	TRL	$(770,166)	$(8,276)	$—	$(8,276)

Total Swap agreement outstanding at December 31, 2014					$(8,276)	$—	$(8,276)

226	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Argentina	$610,908	$610,908	$—	$—
Austria	1,082,893	—	1,082,893	—
Bermuda	4,391,189	3,510,427	880,762	—
Brazil	17,399,857	17,399,857	—	—
Canada	5,522,098	5,522,098	—	—
Chile	2,153,162	2,153,162	—	—
China	26,936,864	1,038,484	25,898,380	—
Colombia	1,672,831	1,672,831	—	—
Cyprus	1,175,900	1,175,900	—	—
Egypt	479,502	—	479,502	—
Estonia	430,866	430,866	—	—
Hong Kong	18,845,122	168,539	18,676,583	—
Hungary	963,514	—	963,514	—
India	24,317,919	5,956,609	18,361,310	—
Indonesia	6,404,215	637,743	5,766,472	—
Jersey	232,794	—	232,794	—
Kenya	554,475	554,475	—	—
Luxembourg	756,675	756,675	—	—
Malaysia	5,902,888	1,103,188	4,799,700	—
Mexico	12,671,216	12,671,216	—	—
Mongolia	184,750	184,750	—	—
Netherlands	3,619,323	1,322,004	2,297,319	—
Nigeria	2,617,533	163,279	2,454,254	—
Philippines	1,464,441	—	1,464,441	—
Poland	2,496,409	—	2,496,409	—
Russia	9,433,681	9,433,681	—	—
South Africa	14,793,938	303,985	14,489,953	—
South Korea	32,113,103	6,710,051	25,403,052	—
Switzerland	2,351,629	—	2,351,629	—
Taiwan	26,199,934	2,139,528	24,060,406	—
Thailand	13,432,654	6,344,749	7,087,905	—
Turkey	8,316,289	—	8,316,289	—
United Kingdom	14,024,662	—	14,024,662	—
United States of America	5,622,438	5,622,438	—	—
Foreign Preferred Stocks:
Brazil	5,332,007	5,332,007	—	—
South Korea	3,940,050	—	3,940,050	—
Money Market Funds	36,185,793	36,185,793	—	—
Rights	3,600	—	—	3,600

Total Assets - Investments in Securities	$314,637,122	$129,105,243	$185,528,279	$3,600

Other Financial Instruments***
Futures Contracts	$235,900	$235,900	$—	$—

Total Assets - Other Financial Instruments	$235,900	$235,900	$—	$—

Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,211,070)	$—	$(1,211,070)	$—
Swap Agreement	(8,276)	—	—	(8,276)

Total Liabilities - Other Financial Instruments	$(1,219,346)	$—	$(1,211,070)	$(8,276)

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2013 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2014 is $119,471,675.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2013 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2014 is $6,492,501.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2014.

See Notes to Financial Statements.	227

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2014

	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$623,813,616	$449,060,036
Investments in securities of affiliated issuers, at value	26,355,033	14,642,754

Total investments (1)(2)	650,168,649	463,702,790
Cash	1,371,376	—
Cash collateral for derivatives	1,361,000	534,000
Deposits with broker for securities sold short	5,263	—
Foreign currency(3)	39,547	—
Receivables:
Dividends and reclaims	718,437	475,065
Interest	640,956	—
Securities lending	21,531	5,680
Investment securities sold	543,318	—
Fund shares sold	197,127	290,906
Variation margin on financial futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	65,560	—
Prepaid expenses and other assets	15,972	10,852

Total Assets	655,148,736	465,019,293

Liabilities
Cash overdraft	—	4
Securities sold short, at value (4)	—	—
Options written at value (5)	396,573	—
Unrealized depreciation on foreign currency exchange contracts	2,132	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan at value	76,778,472	34,327,381
Collateral held for derivatives	—	—
Payables:
Investment securities purchased	2,140,193	—
Dividends on short sales	—	—
Fund shares redeemed	9	339,869
Variation margin on financial futures contracts	323,190	181,035
Securities lending	4,017	1,041
Deferred foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	327,611	25,673
Shareholder servicing fees	96,025	67,749
Other expenses	48,444	109,280

Total Liabilities	80,116,666	35,052,032

Net Assets	$575,032,070	$429,967,261

Net Assets Consist of:
Paid-in-capital	$519,848,117	$267,685,111
Accumulated (distributions in excess of) net investment income (loss)	130,097	—
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	(1,442,807)	(5,492,122)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	56,496,663	167,774,272

Net Assets	$575,032,070	$429,967,261

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$98,902,990	$95,134,078

Institutional shares outstanding	8,516,863	10,488,670

Net asset value, offering and redemption price per Institutional share	$11.61	$9.07

Net assets applicable to the Investor Class	$476,129,080	$334,833,183

Investor shares outstanding	41,044,495	14,620,869

Net asset value, offering and redemption price per Investor share	$11.60	$22.90

___________

(1) Investments in securities of unaffiliated issuers, at cost	$568,021,998	$281,483,420
Investments in securities of affiliated issuers, at cost	26,355,033	14,642,754

Total investments at cost	$594,377,031	$296,126,174

(2) Includes securities loaned of:	$75,888,217	$34,251,792

(3) Foreign currency at cost	$41,972	$—

(4) Proceeds from securities sold short	$—	$—

(5) Premiums received on options written	$637,832	$—

(6) Net of $(193,562) accrued foreign capital gains taxes on appreciated securities

228	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund

$1,520,292,881	$1,693,808,600	$735,515,922	$1,469,637,941	$302,887,003
39,487,626	62,446,359	14,997,156	48,099,965	11,750,119

1,559,780,507	1,756,254,959	750,513,078	1,517,737,906	314,637,122
—	—	71,681	2,178,995	8,244,126
1,776,000	2,858,000	658,000	9,400,904	3,158,000
—	—	—	15,322,219	—
—	—	3	6,064,565	380,639

1,447,892	811,908	489,100	3,404,085	143,105
—		24	—	—
24,431	38,159	127,828	38,720	16,138
3,051,865	9,638,170	988,492	12,100,460	82,860
174,777	79,241	195,179	134,085	51,119
—	—	—	296,840	267,310
—	—	—	3,228,345	1,124,175
12,352	15,398	13,150	12,174	18,452

1,566,267,824	1,769,695,835	753,056,535	1,569,919,298	328,123,046

—	—	—	—	—
—	—	—	91,705,652	—
—	—	—	—	—
—	—	—	2,638,703	2,335,245
—	—	—	—	8,276
147,493,810	265,272,396	198,134,622	80,066,434	24,435,674
—	—	—	1,370,000	190,000

1,826,312	17,806,296	852,300	12,686,552	59,031
—	—	—	70,510	—
66,283	33,111	57,011	26,977	—
482,355	741,150	123,190	486,204	66,926
4,473	7,033	23,777	7,154	3,014
—	—	—	308	196,070

737,487	987,143	419,868	972,785	277,460
230,842	251,391	92,952	234,620	51,780
69,680	62,412	90,003	386,700	239,819

150,911,242	285,160,932	199,793,723	190,652,599	27,863,295

$1,415,356,582	$1,484,534,903	$553,262,812	$1,379,266,699	$300,259,751

$1,104,175,223	$1,102,032,300	$478,875,889	$1,315,010,344	$327,696,217
—	—	4,713	(2,369,963)	464,812
(15,227,380)	29,901,802	4,154,870	(27,928,105)	(2,308,522)
326,408,739	352,600,801	70,227,340	94,554,423	(25,592,756	)(6)

$1,415,356,582	$1,484,534,903	$553,262,812	$1,379,266,699	$300,259,751

$273,358,919	$244,281,065	$84,324,457	$235,544,738	$45,057,732

30,349,082	22,102,643	9,451,325	22,334,805	4,956,173

$9.01	$11.05	$8.92	$10.55	$9.09

$1,141,997,663	$1,240,253,838	$468,938,355	$1,143,721,961	$255,202,019

53,600,168	54,118,465	27,457,953	81,539,796	28,085,593

$21.31	$22.92	$17.08	$14.03	$9.09

$1,194,356,749	$1,341,941,037	$665,949,028	$1,387,496,843	$327,298,087
39,487,626	62,446,359	14,997,156	48,099,965	11,750,119

$1,233,844,375	$1,404,387,396	$680,946,184	$1,435,596,808	$339,048,206

$144,036,281	$264,248,109	$192,127,776	$82,528,429	$25,188,688

$—	$—	$3	$6,223,379	$382,403

$—	$—	$—	$103,984,430	$—

$—	$—	$—	$—	$—

See Notes to Financial Statements.	229

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2014

	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$8,375,935	$7,328,152
Income distributions received from affiliated funds	2,741	1,429
Interest	2,733,005	—
Securities lending	200,461	52,366
Less foreign taxes withheld	(49,161)	(903)

Total Investment Income	11,262,981	7,381,044

Expenses
Investment advisory fees	3,794,505	577,639
Transfer agent fees:
Institutional shares	3,990	3,860
Investor shares	20,834	26,606
Custodian fees	78,287	36,598
Shareholder servicing fees:
Investor shares	1,049,064	720,992
Accounting and administration fees	166,192	103,508
Professional fees	81,785	80,138
Blue sky fees:
Institutional shares	2,235	1,834
Investor shares	20,383	19,734
Shareholder reporting fees:
Institutional shares	878	585
Investor shares	7,684	18,920
Trustee expenses	5,532	3,922
Line of credit facility fees	3,463	2,459
Other expenses	115,219	19,652

Total expenses before dividends and interest on securities sold short	5,350,051	1,616,447
Dividends and interest on securities sold short	112,856	—
Expenses waived/reimbursed net of amount recaptured(1)	155,755	(301,485)
Fees paid indirectly	(34,941)	—

Net expenses	5,583,721	1,314,962

Net Investment Income (Loss)	5,679,260	6,066,082

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investment securities	40,779,842	5,723,301
Investment securities sold short	(2,965,401)	—
Futures transactions	2,261,848	1,646,547
Swap agreements	—	—
Option contracts written	2,973,663	—
Option contracts purchased	(186,885)	—
Foreign currency	684,164	—

Net realized gain	43,547,231	7,369,848

Net change in unrealized appreciation (depreciation) on:
Investment securities
(net of estimated capital gains taxes of $(193,562) for Emerging Markets Equity)	904,631	34,794,803
Investment securities sold short	2,005,549	—
Futures	(436,052)	(230,345)
Swap agreements	—	—
Option contracts written	211,818	—
Option contracts purchased	144,396	—
Foreign currency	90,577	—

Net change in unrealized appreciation	2,920,919	34,564,458

Net Realized and Unrealized Gain (Loss)	46,468,150	41,934,306

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,147,410	$48,000,388

(1)	See Note 3a and 3c in Notes to Financial Statements.

230	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund

$28,124,541	$10,313,738	$5,577,367	$52,018,952	$7,536,254
3,880	6,364	1,982	6,177	1,201
—	—	365,041	—	—
239,029	317,124	901,369	986,629	232,519
(151,422)	(64,332)	(3,080)	(4,134,579)	(702,542)

28,216,028	10,572,894	6,842,679	48,877,179	7,067,432

8,587,868	12,004,027	5,010,301	12,410,929	3,821,941

4,065	4,016	4,147	4,162	3,876
29,801	28,318	30,358	28,496	17,949
70,937	61,558	143,144	750,411	594,357

2,666,554	2,914,020	1,128,761	2,772,470	619,442
302,899	317,312	177,020	545,575	180,203
76,340	76,340	81,829	83,156	80,096

2,047	2,047	2,047	2,047	17,891
20,185	16,850	21,475	19,475	26,126

1,046	925	1,100	1,247	723
24,432	21,917	24,592	22,677	2,353
14,451	15,184	5,910	15,355	3,249
9,062	9,557	3,716	9,682	2,031
62,553	39,777	28,370	644,184	156,940

11,872,240	15,511,848	6,662,770	17,309,866	5,527,177
—	—	—	2,383,783	—
(93,142)	(623,789)	(135,838)	(995,584)	(1,057,396)
(87,147)	(48,532)	(66,044)	(13,940)	—

11,691,951	14,839,527	6,460,888	18,684,125	4,469,781

16,524,077	(4,266,633)	381,791	30,193,054	2,597,651

127,177,088	176,863,437	52,128,970	66,505,453	3,210,653
—	—	—	(10,454,412)	—
6,092,546	10,701,837	4,497,767	(4,947,895)	1,127,606
—	—	—	—	(341,430)
—	—	12,505	—	—
—	—	(23,934)	—	—
—	(5,015)	(6,520)	(4,967,669)	928,049

133,269,634	187,560,259	56,608,788	46,135,477	4,924,878

(8,331,740)	(40,823,079)	(32,785,987)	(182,819,385)	(18,501,486)
—	—	—	23,592,595	—
(1,318,486)	(1,618,936)	(3,701,341)	(3,712,727)	(698,739)
—	—	—	—	(8,276)
—	—	1,839	—	—
—	—	954	—	—
—	—	(5,555)	607,848	(1,254,663)

(9,650,226)	(42,442,015)	(36,490,090)	(162,331,669)	(20,463,164)

123,619,408	145,118,244	20,118,698	(116,196,192)	(15,538,286)

$140,143,485	$140,851,611	$20,500,489	$(86,003,138)	$(12,940,635)

See Notes to Financial Statements.	231

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Year Ended

	12/31/14	12/31/13
Operations:
Net investment income	$5,679,260	$4,705,867
Net realized gain on investment securities, foreign currency and derivatives	43,547,231	38,163,236
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	2,920,919	31,726,828

Net increase in net assets resulting from operations	52,147,410	74,595,931

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(1,254,685)	(1,173,699)
Investor shares	(5,098,936)	(4,069,569)
Distributions from net realized capital gains
Institutional shares	(6,847,432)	(7,059,195)
Investor shares	(33,030,236)	(30,890,202)

Total dividends and distributions	(46,231,289)	(43,192,665)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	14,287,796	7,592,070
Investor shares	77,761,494	74,050,825
Reinvestment of dividends and distributions
Institutional shares	8,093,389	8,223,321
Investor shares	38,118,253	34,959,748

Total proceeds from shares sold and reinvested	138,260,932	124,825,964

Value of shares redeemed
Institutional shares	(14,119,591)	(18,746,972)
Investor shares	(39,732,402)	(52,760,180)

Total value of shares redeemed	(53,851,993)	(71,507,152)

Net increase (decrease) from capital share transactions(1)	84,408,939	53,318,812

Total increase in net assets	90,325,060	84,722,078

Net Assets:
Beginning of Year	484,707,010	399,984,932

End of Year*	$575,032,070	$484,707,010

* Including undistributed (distributions in excess of) net investment income	$130,097	$(228,862)

(1)See Note 6 in Notes to Financial Statements.

232	See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund
For the Year Ended		For the Year Ended

12/31/14	12/31/13	12/31/14	12/31/13

$6,066,082	$5,140,974	$16,524,077	$17,980,537
7,369,848	6,248,500	133,269,634	145,880,242
34,564,458	72,374,800	(9,650,226)	219,682,889

48,000,388	83,764,274	140,143,485	383,543,668

(2,795,369)	(1,910,992)	(6,934,603)	(9,104,181)
(3,424,898)	(3,169,798)	(10,111,242)	(16,327,168)

(2,888,526)	(1,874,438)	(44,372,038)	(12,958,074)
(4,123,156)	(3,460,464)	(85,874,706)	(27,109,606)

(13,231,949)	(10,415,692)	(147,292,589)	(65,499,029)

24,208,822	8,865,349	29,113,839	23,449,413
56,551,053	42,055,015	69,207,136	82,826,039

5,678,210	3,781,445	51,265,204	22,042,894
7,547,753	6,630,100	95,971,401	43,431,117

93,985,838	61,331,909	245,557,580	171,749,463

(5,909,757)	(5,225,280)	(37,075,379)	(58,523,134)
(49,192,217)	(28,402,934)	(128,991,146)	(236,877,855)

(55,101,974)	(33,628,214)	(166,066,525)	(295,400,989)

38,883,864	27,703,695	79,491,055	(123,651,526)

73,652,303	101,052,277	72,341,951	194,393,113

356,314,958	255,262,681	1,343,014,631	1,148,621,518

$429,967,261	$356,314,958	$1,415,356,582	$1,343,014,631

$—	$64,888	$—	$246,220

See Notes to Financial Statements.	233

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	For the Year Ended

	12/31/14	12/31/13
Operations:
Net investment income (loss)	$(4,266,633)	$(2,466,606)
Net realized gain (loss) on investment securities, foreign currency and derivatives	187,560,259	250,816,707
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(42,442,015)	143,263,745

Net increase (decrease) in net assets resulting from operations	140,851,611	391,613,846

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	—	—
Investor shares	(2,956)	—
Distributions from net realized capital gains
Institutional shares	(44,790,894)	(59,354,927)
Investor shares	(119,231,347)	(184,064,261)

Total dividends and distributions	(164,025,197)	(243,419,188)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	26,081,224	16,158,120
Investor shares	82,908,616	57,212,428
Reinvestment of dividends and distributions
Institutional shares	44,768,446	59,313,648
Investor shares	119,225,614	184,053,788

Total proceeds from shares sold and reinvested	272,983,900	316,737,984

Value of shares redeemed
Institutional shares	(33,341,160)	(51,027,934)
Investor shares	(150,578,096)	(216,524,263)

Total value of shares redeemed	(183,919,256)	(267,552,197)

Net increase (decrease) from capital share transactions(2)	89,064,644	49,185,787

Total increase (decrease) in net assets	65,891,058	197,380,445

Net Assets:
Beginning of Year	1,418,643,845	1,221,263,400

End of Year*	$1,484,534,903	$1,418,643,845

* Including undistributed (distributions in excess of) net investment income	$—	$—

(1)Inception Date for the Emerging Markets Equity Fund was October 31, 2013.

(2)See Note 6 in Notes to Financial Statements.

234	See Notes to Financial Statements.

Small Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended		For the Year Ended		For the Ended	For the Period

12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	10/31/13(1)-12/31/13

$381,791	$1,303,539	$30,193,054	$22,034,086	$2,597,651	$(255,400)
56,608,788	107,941,603	46,135,477	94,811,477	4,924,878	(1,814,887)
(36,490,090)	55,420,545	(162,331,669)	138,069,814	(20,463,164)	(5,129,592)

20,500,489	164,665,687	(86,003,138)	254,915,377	(12,940,635)	(7,199,879)

(557,635)	(680,686)	(7,250,352)	(5,710,188)	(333,727)	—
(529,161)	(1,183,448)	(23,926,985)	(15,633,737)	(1,244,698)	—

(13,926,249)	(21,979,674)	—	—	(903,226)	—
(43,963,905)	(82,693,531)	—	—	(5,100,935)	—

(58,976,950)	(106,537,339)	(31,177,337)	(21,343,925)	(7,582,586)	—

14,222,531	8,015,941	28,094,169	26,480,523	7,821,760	47,632,875
44,659,040	58,431,827	119,606,111	116,146,641	48,217,316	250,401,654

14,478,415	22,649,010	7,247,726	5,708,234	1,236,953	—
44,487,566	83,870,624	23,924,829	15,631,209	6,345,423	—

117,847,552	172,967,402	178,872,835	163,966,607	63,621,452	298,034,529

(17,662,984)	(16,576,386)	(47,636,508)	(75,614,406)	(7,376,414)	(64,000)
(83,290,126)	(84,498,033)	(51,470,030)	(331,679,243)	(26,063,154)	(169,562)

(100,953,110)	(101,074,419)	(99,106,538)	(407,293,649)	(33,439,568)	(233,562)

16,894,442	71,892,983	79,766,297	(243,327,042)	30,181,884	297,800,967

(21,582,019)	130,021,331	(37,414,178)	(9,755,590)	9,658,663	290,601,088

574,844,831	444,823,500	1,416,680,877	1,426,436,467	290,601,088	—

$553,262,812	$574,844,831	$1,379,266,699	$1,416,680,877	$300,259,751	$290,601,088

$4,713	$238,176	$(2,369,963)	$(3,519,110)	$464,812	$(1,244,447)

See Notes to Financial Statements.	235

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund

Institutional Class
2014	$11.43	$0.15	#	$1.05(3)	$(0.15)	$(0.87)	$11.61	10.55%	$98,903	0.88%	(4)(5)	0.83% (4)	1.24%	102%
2013(6)	10.61	0.14	#	1.80(3)	(0.15)	(0.97)	11.43	18.47	89,430	1.10(4	)(5)	1.13(4)	1.25	208
2012	10.20	0.18	#	0.73(3)	(0.18)	(0.32)	10.61	8.93	85,347	1.04(4)		1.12(4)	1.67	304
2011(7)	10.00	0.04	#	0.21(3)	(0.04)	(0.01)	10.20	2.51	74,516	1.03(4)		1.10(4)	1.11	120
Investor Class
2014	$11.42	$0.12	#	$1.06(3)	$(0.13)	$(0.87)	$11.60	10.35%	$476,129	1.09%	(4)(5)	1.07% (4)	1.03%	102%
2013(6)	10.60	0.12	#	1.79(3)	(0.12)	(0.97)	11.42	18.22	395,277	1.36(4	)(5)	1.38(4)	0.99	208
2012	10.20	0.15	#	0.72(3)	(0.15)	(0.32)	10.60	8.57	314,638	1.30(4)		1.37(4)	1.42	304
2011(7)	10.00	0.03	#	0.21(3)	(0.03)	(0.01)	10.20	2.43	240,529	1.29(4)		1.35(4)	0.86	120
Equity Index Fund

Institutional Class
2014	$8.50	$0.15	#	$0.99(3)	$(0.28)	$(0.29)	$9.07	13.54%	$95,134	0.22%		0.22%	1.72%	5%
2013(8)	6.85	0.14	#	2.02(3)	(0.26)	(0.25)	8.50	32.04	66,378	0.23		0.24	1.81	4
2012	6.29	0.13	#	0.86(3)	(0.25)	(0.18)	6.85	15.92	47,071	0.23		0.24	1.95	3
2011	8.63	0.15	#	0.04(3)	(0.31)	(2.22)	6.29	3.00	36,721	0.23		0.24	1.71	4
2010	7.77	0.14	#	0.97	(0.25)	—	8.63	14.57	71,093	0.22		0.22	1.77	5
Investor Class
2014	$20.69	$0.34	#	$2.40(3)	$(0.24)	$(0.29)	$22.90	13.31%	$334,833	0.38%		0.48%	1.56%	5%
2013(8)	16.07	0.31	#	4.79(3)	(0.23)	(0.25)	20.69	31.95	289,937	0.38		0.48	1.66	4
2012	14.24	0.28	#	1.95(3)	(0.22)	(0.18)	16.07	15.76	208,192	0.38		0.49	1.79	3
2011	16.36	0.26	#	0.12(3)	(0.28)	(2.22)	14.24	2.75	183,076	0.38		0.47	1.57	4
2010	14.51	0.24	#	1.84	(0.23)	—	16.36	14.45	335,859	0.37		0.41	1.60	5

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04%, 0.05%, 0.11% and 0.02% for the years 2011, 2012, 2013 and 2014, respectively.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.00% for the year 2013 and 0.01% for the year 2014, respectively.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(7)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

236	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund

Institutional Class
2014	$9.90	$0.14	#	$0.94(3)	$(0.25)	$(1.72)	$9.01	10.91%	$273,359	0.65% (4)	0.67%	1.40%	41%
2013(5)	7.99	0.15	#	2.64(3)	(0.34)	(0.54)	9.90	35.52	253,988	0.66(4)	0.67	1.61	45
2012	7.03	0.15	#	1.06(3)	(0.25)	—	7.99	17.47	215,512	0.67(4)	0.68	1.90	27
2011	7.18	0.12	#	(0.07) (3)	(0.20)	—	7.03	0.57	200,308	0.67(4)	0.68	1.62	35
2010	6.46	0.10	#	0.78	(0.16)	—	7.18	14.01	231,079	0.67(4)	0.68	1.52	36
Investor Class
2014	$21.00	$0.25	#	$1.97(3)	$(0.19)	(1.72)	$21.31	10.61%	$1,141,998	0.90% (4)	0.91%	1.16%	41%
2013(5)	16.18	0.26	#	5.39(3)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90(4)	0.91	1.36	45
2012	14.00	0.25	#	2.14(3)	(0.21)	—	16.18	17.20	933,110	0.92(4)	0.92	1.66	27
2011	14.12	0.20	#	(0.16) (3)	(0.16)	—	14.00	0.27	852,958	0.89(4)	0.91	1.39	35
2010	12.54	0.17	#	1.56	(0.15)	—	14.12	13.96	958,211	0.85(4)	0.87	1.35	36
Growth Equity Fund

Institutional Class
2014	$12.20	$(0.02	)#	$1.25(3)	$—	$(2.38)	$11.05	10.12%	$244,281	0.85% (6)	0.87%	(0.12)%	54%
2013(7)	12.19	—	†#	4.12(3)	—	(4.11)	12.20	34.83	227,934	0.84(6)	0.88	0.00	83
2012	11.76	0.04	#	2.00(3)	(0.06)	(1.55)	12.19	17.39	198,329	0.87(6)	0.89	0.33	67
2011	11.91	—	†#	(0.15) (3)	—	—	11.76	(1.26)	184,418	0.87(6)	0.89	0.02	60
2010	10.00	—	†	1.91	— †	—	11.91	19.13	215,863	0.87(6)	0.89	0.06	63
Investor Class
2014	$23.02	$(0.08	)#	$2.36(3)	$—	$(2.38)	$22.92	9.93%	$1,240,254	1.06% (6)	1.11%	(0.33)%	54%
2013(7)	20.26	(0.05	)#	6.92(3)	—	(4.11)	23.02	34.52	1,190,710	1.05(6)	1.12	(0.22)	83
2012	18.63	0.03	#	3.17(3)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05(6)	1.13	0.15	67
2011	18.90	(0.02	)#	(0.25) (3)	—	—	18.63	(1.43)	915,960	1.02(6)	1.11	(0.13)	60
2010	15.88	(0.01)		3.03	— †	—	18.90	19.03	1,044,060	0.97(6)	1.08	(0.04)	63

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Value Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01% for the years 2010, 2011, 2012, 2013 and 2014, respectively.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	The ratio for the Growth Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01% for the years 2010, 2011, 2012 and 2013 and 0.00% for the year 2014, respectively.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.	237

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Invest- ment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Invest- ment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund

Institutional Class
2014	$10.35	$0.03	#	$0.37(3)		$(0.06)	$(1.77)	$8.92	4.03%	$84,324	0.97%	(4)	0.99%	0.27%	103%
2013(5)	10.27	0.06	#	3.82(3)		(0.08)	(3.72)	10.35	38.39	84,139	0.92(4)		0.94	0.45	161
2012	9.70	0.08	#	1.40(3)		(0.13)	(0.78)	10.27	15.25	67,723	0.99(4)		1.02	0.79	128
2011	9.61	0.03	#	0.11(3)		(0.05)	—	9.70	1.40	63,903	1.00(4)		1.03	0.27	165
2010	7.57	0.03	#	2.06		(0.05)	—	9.61	27.64	74,424	1.00(4)		1.02	0.42	177
Investor Class
2014	$18.19	$0.01	#	$0.67(3)		$(0.02)	$(1.77)	$17.08	3.83%	$468,938	1.20%	(4)	1.24%	0.03%	103%
2013(5)	15.94	0.04	#	5.97(3)		(0.04)	(3.72)	18.19	38.09	490,706	1.16(4)		1.19	0.22	161
2012	14.62	0.09	#	2.10(3)		(0.09)	(0.78)	15.94	15.02	377,101	1.19(4)		1.27	0.59	128
2011	14.46	0.01	#	0.17(3)		(0.02)	—	14.62	1.22	354,013	1.17(4)		1.26	0.10	165
2010	11.37	0.03	#	3.09		(0.03)	—	14.46	27.47	400,072	1.15(4)		1.21	0.27	177
International Equity Fund

Institutional Class
2014	$11.55	$0.27	#	$(0.93)(3)		$(0.34)	$—	$10.55	(5.80)%	$235,545	1.13%	(6)(7)	1.20% (7)	2.36%	36%
2013(8)	9.96	0.18	#	1.66(3)		(0.25)	—	11.55	18.49	269,499	1.11(6	)(7)	1.25(7)	1.69	51
2012	8.67	0.18	#	1.33(3)		(0.22)	—	9.96	17.43	270,130	1.15(6	)(7)	1.32(7)	1.89	53
2011	10.35	0.22	#	(1.66)(3)		(0.24)	—	8.67	(13.86)	223,677	1.02(6	)(7)	1.22(7)	2.17	82
2010	9.64	0.17	#	0.83		(0.29)	—	10.35	10.45	262,103	0.97(6	)(7)	1.19(7)	1.81	56
Investor Class
2014	$15.24	$0.32	#	$(1.23)(3)		$(0.30)	$—	$14.03	(6.00)%	$1,143,722	1.37%	(6)(7)	1.44% (7)	2.09%	36%
2013(8)	13.07	0.20	#	2.18(3)		(0.21)	—	15.24	18.23	1,147,181	1.35(6	)(7)	1.49(7)	1.44	51
2012	11.33	0.20	#	1.73(3)		(0.19)	—	13.07	17.05	1,156,306	1.39(6	)(7)	1.57(7)	1.65	53
2011	13.43	0.25	#	(2.13)(3)		(0.22)	—	11.33	(14.01)	955,305	1.24(6	)(7)	1.45(7)	1.95	82
2010	12.44	0.21	#	1.05		(0.27)	—	13.43	10.14	1,029,317	1.15(6	)(7)	1.38(7)	1.67	56
Emerging Markets Equity Fund
Institutional Class
2014	$9.75	$0.11	#	$(0.51	)(3)	$(0.07)	$(0.19)	$9.09	(4.14)%	$45,058	1.25%		1.63%	1.07%	39%
2013(9)(10)	10.00	(0.01	)#	(0.24	)(3)	—	—	9.75	(2.50)	46,420	1.25		1.55	(0.34)	6
Investor Class
2014	$9.75	$0.08	#	$(0.51	)(3)	$(0.04)	$(0.19)	$9.09	(4.38)%	$255,202	1.50%		1.84%	0.81%	39%
2013(9)(10)	10.00	(0.01	)#	(0.24	)(3)	—	—	9.75	(2.50)	244,181	1.50		1.78	(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Small Cap Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01%, 0.02%, 0.02%, 0.01% and 0.01% for the years 2010, 2011, 2012, 2013 and 2014, respectively.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(6)	The ratio for the International Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.00% for the years 2010, 2011, 2012, 2013 and 2014, respectively.
(7)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04%, 0.08%, 0.20%, 0.15% and 0.17% for the years 2010, 2011, 2012, 2013 and 2014, respectively.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(9)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(10)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

238	See Notes to Financial Statements.

REAL RETURN SELECT FUNDS (Unaudited)

Real assets performance was mixed in 2014. The Real Assets Select Funds include funds that invest in various real asset strategies that are commonly used as a strategic diversifier to traditional equity and fixed income investments and as inflation hedges within a broader investment portfolio. Real assets represent a broadly diverse set of investments that can be classified into several sub-categories including inflation-linked bonds, commodities, global natural resource equities, real estate and floating-rate bank loans.

U.S. Treasury Inflation Protected Securities (“TIPS”) historically have been the least volatile of the real asset categories. TIPS, as measured by the Barclays U.S. TIPS Index, gained 3.64% in 2014. While the sector benefited from falling real yields, TIPS underperformed nominal U.S. Treasuries due to falling inflation expectations. In comparison, the nominal U.S. Treasury sector rose 5.05% within the Barclays U.S. Aggregate Bond Index.

Commodities were the worst performing real asset category for the year as the Bloomberg Commodity Index posted a -17.01% return for 2014. This index represents diversified exposure to a basket of commodities futures across the energy, agriculture, livestock and industrial and precious metals sectors. After positive returns in the first and second quarter, the index fell -11.83% and -12.10% in the third and fourth quarters, respectively, due to lower energy prices. From its summer highs, WTI crude oil suffered a greater than 50% slide in prices, falling below $50 per barrel for the first time in 5.5 years.

Global natural resource equities started the year off strong, leading asset class returns with double-digit gains during the first half of the year. However, declining commodity prices in the second half of the year put downward pressure on the global natural resource equity category, and the MSCI World Commodity Producers Index returned -9.48% and -12.63% in the third and fourth quarters, respectively. The index fell -12.61% for the full year, with both energy producers and mining companies experiencing double-digit declines for the year.

The global REIT market led returns for real assets, gaining 15.02% for the year as measured by the FTSE/EPRA NAREIT Developed Index (Net). After lagging global markets last year, U.S. REITs were the significant winner in 2014, with this segment of the market up 28.15%. Asian and European markets returned 0.22% and 10.41%, respectively, in U.S. dollar terms. Declining interest rates, strong capital flows and improvements in economic growth and employment were all tailwinds for real estate investments.

Bank loans, predominately senior-secured, were up a modest 1.45% for the year based on the S&P/LSTA U.S. B- Ratings and Above Loan Index. Investor demand for bank loans continued to be weak in 2014, and steady withdrawal of retail assets out of this sector put some downward pressure on loan pricing. Bank loans are generally below-investment grade investments that provide higher yields and lower duration (a measure of bond prices’ sensitivity to changes in interest rates) compared to traditional fixed income instruments. As of December 31, 2014, the current yield on the index was 4.95%. While bank loans benefited from a low default rate environment, widening credit spreads hurt returns for the year. Bank loans underperformed the broader below-investment grade universe of high yield bonds and also trailed investment grade bonds.

239

Inflation Protected Bond Fund (Unaudited)

The Fund was actively managed and was primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between four and 10 years. The Fund underperformed its benchmark index, the Barclays U.S. TIPS Index, for the one year period ended December 31, 2014 (2.77%

versus 3.64%).

The Fund was invested predominately in U.S. Treasury Inflation Protected Securities (“TIPS”) throughout the year. Positive performance for U.S. TIPS was concentrated in the first half of the year, as the benchmark index rose 1.95% and 3.81% in the first and second quarters as inflation surprised to the upside boosting prices. Additionally, duration exposure benefited the Fund as interest rates fell, lifting prices and providing a tailwind to returns. However, over the second half of the year, TIPS gave up over half their gains as inflation stalled and then began to fall led by the swift drop in oil prices. This drop in inflationary readings put pressure on TIPS prices, which adjust to changes in CPI (Consumer Price Index). Additionally, falling inflation put pressure on inflation expectations, causing a narrowing in breakeven inflation rates which hurts TIPS prices that are partially dependent upon expectations of future inflation. (Break-even inflation is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.)

The Fund was consistently managed to provide inflation protection and income consistent with investment in inflation-indexed securities.

Certain strategies involving derivatives were utilized during the year. Interest rate futures and options were utilized to manage duration and yield curve exposure and to express active views on valuations of securities. The portfolio’s overall duration and yield curve posture contributed negatively to relative performance for the year. The Fund also utilized currency forwards and options to hedge non-dollar positions and to express active views in foreign currencies. The use of currency forwards and futures contributed to performance over the year.

This Fund may be suitable for investors who have a long-term investment horizon, want protection from inflation, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Treasury Obligations	86.9
Money Market Fund	6.5
Foreign Government Inflation-Linked Bond	6.0
Purchased Options	0.2
Written Options	(0.1)

99.5

240

Inflation Protected Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	2.77%	3.64%
Five Year	3.37%	4.11%
Since Inception	3.98%	4.78%
Inception Date	06/25/09
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	0.66%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays U.S. TIPS Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

241

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Par	Value
U.S. TREASURY OBLIGATIONS — 86.9%
U.S. Treasury Inflationary Index Bonds
2.38%, 01/15/17	$350,000	$432,491
0.13%, 04/15/17	12,753,300	13,347,396
0.13%, 04/15/18	37,060,000	37,937,893
1.38%, 07/15/18	3,300,000	3,807,251
0.13%, 04/15/19	355,000	356,233
1.38%, 01/15/20	5,560,000	6,415,777
1.25%, 07/15/20	5,480,000	6,269,615
1.13%, 01/15/21	12,620,000	14,247,776
0.63%, 07/15/21	1,080,000	1,153,568
0.13%, 01/15/22	8,514,200	8,699,335
0.13%, 07/15/22	4,945,000	4,981,200
0.13%, 01/15/23	13,114,000	13,061,672
0.38%, 07/15/23	16,440,000	16,605,337
0.63%, 01/15/24	29,486,000	30,182,532
0.13%, 07/15/24	7,475,000	7,210,669
2.38%, 01/15/25	11,850,200	17,549,652
2.00%, 01/15/26	3,775,000	5,182,451
2.38%, 01/15/27	3,870,000	5,460,647
1.75%, 01/15/28	7,330,000	9,418,678
3.63%, 04/15/28	3,300,000	6,670,255
2.50%, 01/15/29	6,670,000	9,170,885
3.88%, 04/15/29	4,875,000	10,094,720
3.38%, 04/15/32	627,100	1,191,776
2.13%, 02/15/40	2,787,600	3,976,925
2.13%, 02/15/41	4,138,900	5,869,915
0.75%, 02/15/42	6,934,400	7,097,503
0.63%, 02/15/43	10,635,000	10,352,258
1.38%, 02/15/44	5,638,700	6,515,628

Total U.S. Treasury Obligations (Cost $263,384,672)		263,260,038

FOREIGN GOVERNMENT INFLATION-LINKED BONDS — 6.0%
Germany — 2.7%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, 04/15/18(E)	1,045,000	1,382,100
Deutsche Bundesrepublik Inflation Linked Bond 1.50%, 04/15/16(E)	4,870,000	6,909,975

		8,292,075

Italy — 2.3%
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/16(E)	705,000	934,696
2.60%, 09/15/23(E)	235,000	368,068
2.35%, 09/15/24(E)	3,730,000	5,051,396
2.55%, 09/15/41(E)	415,000	605,915

		6,960,075

New Zealand — 1.0%
New Zealand Government Bond 3.00%, 09/20/30(Z)	3,328,000	2,995,114

Total Foreign Government Inflation-Linked Bonds (Cost $18,131,710)		18,247,264

	Notional Amount	Value
PURCHASED OPTIONS — 0.2%
Call Options — 0.0%
Australia Dollar vs. U.S. Dollar, Strike Price $0.88, Expires 02/17/15 (DEUT)	$3,470,000	$1,969
Australia Dollar vs. U.S. Dollar, Strike Price $0.89, Expires 02/07/15 (UBS)	3,570,000	1,889
Euro vs. U.S. Dollar, Strike Price $1.28, Expires 01/16/15 (DEUT)	4,840,000	64

		3,922

	Number of Contracts
Put Options — 0.2%
10-Year U.S. Treasury Note, Strike Price $125.50, Expires 02/20/15 (JPM)	198	83,531

	Notional Amount
Australia Dollar vs. U.S. Dollar, Strike Price $0.82, Expires 01/06/15 (DEUT)	$3,470,000	18,955
Australia Dollar vs. U.S. Dollar, Strike Price $0.82, Expires 01/06/15 (DEUT)	3,470,000	18,955
Australia Dollar vs. U.S. Dollar, Strike Price $0.85, Expires 01/06/15 (UBS)	3,570,000	101,901
Australia Dollar vs. U.S. Dollar, Strike Price $0.86, Expires 02/07/15 (UBS)	3,570,000	166,514
Euro-Bund, Strike Price $157.50, Expires 02/20/15 (CITIG)	47,000	(2,505)
U.S. Dollar vs. Norwegian Krone, Strike Price $7.58, Expires 02/06/15 (DEUT)	5,990,000	111,378

		498,729

Total Purchased Options (Cost $385,509)		502,651

	Shares
MONEY MARKET FUND — 6.5%
GuideStone Money Market Fund (Investor Class)¥ (Cost $19,756,958)	19,756,958	19,756,958

TOTAL INVESTMENTS — 99.6% (Cost $301,658,849)		301,766,911

242	See Notes to Financial Statements.

	Number of Contracts	Value
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price $128.00, Expires (JPM)	(148)	$(71,688)

	Notional Amount
Australia Dollar vs. U.S. Dollar, Strike Price $0.82, Expires 02/07/15 (UBS)	$(3,570,000)	(143)
Australia Dollar vs. U.S. Dollar, Strike Price $0.85, Expires 02/17/15 (BNP)	(3,470,000)	(5,654)
Australia Dollar vs. U.S. Dollar, Strike Price $0.89, Expires 02/07/15 (UBS)	(3,570,000)	(6)
Euro-Bund, Strike Price $157.50, Expires 02/20/15 (CITIG)	(47,000)	(2,060)
U.S. Dollar vs. Norwegian Krone, Strike Price $6.90, Expires 03/06/15 (DEUT)	(5,990,000)	(5,954)

		(85,505)

Put Options — (0.1)%
Australia Dollar vs. U.S. Dollar, Strike Price $0.81, Expires 01/06/15 (DEUT)	(3,470,000)	(1,074)
Australia Dollar vs. U.S. Dollar, Strike Price $0.82, Expires 01/06/15 (UBS)	(3,570,000)	(17,397)
Australia Dollar vs. U.S. Dollar, Strike Price $0.82, Expires 02/07/15 (UBS)	(3,570,000)	(54,377)
Australia Dollar vs. U.S. Dollar, Strike Price $0.85, Expires 01/06/15 (DEUT)	(3,470,000)	(97,001)
Australia Dollar vs. U.S. Dollar, Strike Price $0.89, Expires 02/07/15 (UBS)	(3,570,000)	(108,750)

		(278,599)

Total Written Options (Premiums received $(339,635))		(364,104)

Other Assets in Excess of Liabilities — 0.5%		1,510,214

NET ASSETS — 100.0%		$302,913,021

See Notes to Financial Statements.	243

INFLATION PROTECTED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Government Inflation-Linked Bonds	$18,247,264	$—	$18,247,264	$—
Money Market Fund	19,756,958	19,756,958	—	—
Purchased Options	502,651	81,026	421,625	—
U.S. Treasury Obligations	263,260,038	—	263,260,038	—

Total Assets - Investments in Securities	$301,766,911	$19,837,984	$281,928,927	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$666,836	$—	$666,836	$—

Total Assets - Other Financial Instruments	$666,836	$—	$666,836	$—

Liabilities:
Investments in Securities:
Written Options	$(364,104)	$(73,747)	$(290,357)	$—

Total Liabilities - Investments in Securities	$(364,104)	$(73,747)	$(290,357)	$—

Other Financial Instruments***
Futures Contracts	$(1,143,619)	$(1,143,619)	$—	$—

Total Liabilities - Other Financial Instruments	$(1,143,619)	$(1,143,619)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

244	See Notes to Financial Statements.

Flexible Income Fund (Unaudited)

The Flexible Income Fund primarily invests in below-investment grade, senior secured floating rate loans issued by U.S. banks or other financial institutions, otherwise referred to as “bank loans” or “leveraged loans”. To a lesser extent, the Fund may also invest in other below investment grade corporate fixed income securities or unsecured floating rate loans and may include non-U.S. securities. The Fund underperformed its benchmark, the S&P/LSTA U.S. B- Ratings & Above Loan Index, for the 2014 calendar year (0.22% vs. 1.45%).

The Fund’s higher credit orientation within bank loans detracted modestly from benchmark relative results, as lower rated bank loans outperformed during the year. Overall security selection contributed positively to returns, and was strongest in the BB-rated securities. In addition, the Fund’s modest exposure to high yield bonds boosted returns relative to its benchmark index. Underweight exposure and negative selection in the Printing and Publishing sector along with underweight exposure in the Utilities sector detracted from benchmark relative performance for the Fund. Positive security selection in the Chemicals and Insurance sectors contributed positively to benchmark-relative results.

During the year, the Fund remained focused on its objective of seeking a high level of current income. At year-end, the current yield of the Fund was 5.01%.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and are seeking income which may be more sensitive to interest rates than traditional bonds.

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or principal due in a timely manner or at all. If the Fund acquires a participation interest in a senior secured or unsecured floating rate loan (“Senior Loans”), the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. The Fund is subject to collateral risk in that the value of collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. High yield securities (“junk bonds”) involve greater risks of default and are more volatile than securities rated investment grade.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Loan Agreements	83.7
Money Market Funds	10.6
Corporate Bonds	8.6

102.9

Flexible Income Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	0.22%	1.45%
Since Inception	1.19%	2.88%
Inception Date	07/01/13
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.28%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the S&P/LSTA U.S. B- Ratings & Above Loan Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

FLEXIBLE INCOME FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Par	Value
CORPORATE BONDS — 8.6%
Biomet, Inc.
6.50%, 10/01/20Δ	$500,000	$528,750
CDW LLC
8.50%, 04/01/19Δ	296,000	313,390
Chrysler Group LLC
8.00%, 06/15/19	1,000,000	1,056,250
CHS/Community Health Systems, Inc.
8.00%, 11/15/19	750,000	802,500
Endo Finance LLC & Endo Finco, Inc.
7.00%, 07/15/19 144A	1,000,000	1,047,500
GCI, Inc.
8.63%, 11/15/19Δ	750,000	789,375
Hertz Corporation
6.75%, 04/15/19	1,200,000	1,242,000
Intelsat Jackson Holdings SA
7.25%, 04/01/19	1,000,000	1,047,500
Level 3 Financing, Inc.
8.13%, 07/01/19Δ	500,000	533,750
NBTY, Inc.
9.00%, 10/01/18Δ	1,000,000	1,015,000
Regency Energy Partners LP
8.38%, 06/01/19 144A	750,000	789,375
Reynolds Group Issuer, Inc.
7.88%, 08/15/19	750,000	792,188
T-Mobile USA, Inc.
6.46%, 04/28/19	1,200,000	1,251,000

Total Corporate Bonds (Cost $11,240,874)		11,208,578

LOAN AGREEMENTS — 83.7%
1011778 B.C. LLC Term B Loan
4.50%, 12/12/21	1,000,000	995,710
Accudyne Industries Borrower SCA Term Loan
4.00%, 12/13/19	1,839,946	1,705,980
ADS Waste Holdings, Inc. Term B Loan
3.75%, 10/09/19	1,220,687	1,182,919
Advantage Sales & Marketing, Inc. Delayed Draw Term B-DD Loan
3.25%-4.25%, 07/25/2S	32,177	31,782
Advantage Sales & Marketing, Inc. Term B Loan
4.25%, 07/25/21S	965,323	953,459
Affinia Group, Inc. Term B-2 Loan
4.75%, 04/25/20	821,402	811,652
AlixPartners LLP Term B-2 Loan
4.00%, 07/02/20	987,500	971,453
Allflex Holdings III, Inc. Term B Loan
4.25%, 07/17/20	927,262	907,753
Allied Security Holdings LLC Term B Loan
4.25%, 02/14/21	366,414	359,543
8.00%, 08/14/21	363,014	356,207

	Par	Value
American Energy- Marcellus LLC Term Loan
5.25%, 08/04/20	$1,000,000	$873,330
American Pacific Corporation Term B Loan
7.00%, 02/27/19	992,500	986,297
Aramark Services, Inc. Term F Loan
3.25%, 02/24/21	992,500	974,516
AssuredPartners Capital, Inc. Term B Loan
4.50%, 04/02/21	748,125	738,773
Asurion LLC Term B-1 Loan
5.00%, 05/24/19	1,227,409	1,209,661
Asurion LLC Term Loan
8.50%, 03/03/21	500,000	495,415
Atlantic Power LP Term Loan
4.75%, 02/24/21	676,871	665,452
Atrium Innovations, Inc. Term B Loan
4.25%, 02/15/21	540,888	521,280
B/E Aerospace, Inc. Term B Loan
4.00%, 12/16/21	1,200,000	1,192,800
Berry Plastics Group, Inc. Term D Loan
3.50%, 02/08/20	738,722	713,391
BJ’s Wholesale Club, Inc. Term B Loan
4.50%, 09/26/19	985,038	964,982
BMC Software Finance, Inc. Term B Loan
5.00%, 09/10/20	1,671,736	1,622,637
Brand Energy & Infrastructure Services, Inc. Term B Loan
4.75%, 11/26/20	970,200	932,003
Brickman Group, Ltd. LLC (The) Term B Loan
4.00%, 12/18/20	1,492,481	1,446,304
BWAY Holding Co. Term B Loan
5.50%-6.75%, 08/14/20	298,500	297,008
CDHR Parent, Inc. Term Loan
5.25%, 07/01/21	748,125	735,033
Charter Communications Operating LLC Term G Loan
4.25%, 09/12/21	1,200,000	1,206,756
Checkout Holding Corporation Term B Loan
4.50%, 04/09/21	696,500	661,243
Chromaflo Technologies Corporation Term B Loan
4.50%, 12/02/19S	25,875	25,487
Cincinnati Bell, Inc. Term B Loan
4.00%, 09/10/20	1,481,250	1,462,734

See Notes to Financial Statements.	247

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CompuCom Systems, Inc. Term B Loan
4.25%, 05/09/20	$1,856,697	$1,769,673
Coveris Holdings SA Term B Loan
5.25%, 05/08/19	693,000	689,972
CPG International, Inc. Term B Loan
4.75% ,09/30/20	987,500	970,841
CS Intermediate Holdco 2 LLC Term B Loan
4.00%, 04/04/21	746,250	733,191
Cumulus Media Holdings, Inc. Term B Loan
4.25%, 12/23/20	1,023,130	990,728
CWGS Group LLC Term B Loan
5.75%, 02/20/20	490,625	489,398
DaVita HealthCare Partners, Inc. Term B Loan
3.50%, 06/24/21	497,500	491,396
Dealer Tire LLC Term B Loan
0.00%, 12/22/21S	1,000,000	992,500
Dell International LLC Term B Loan
4.50%, 04/29/20	1,267,200	1,263,398
Delta 2 Lux S.à r.l. Term B Loan
4.75%, 04/30/19	1,984,962	1,933,691
Dole Food Co., Inc. Term B Loan
4.50%, 11/01/18	485,000	478,128
Doosan Infracore International, Inc. Term B Loan
0.00%, 05/28/21S	997,284	989,805
Emerald US, Inc. Term B Loan
0.00%, 05/16/21S	675,000	658,125
Entegris, Inc. Term B Loan
3.50%, 04/30/21	888,804	867,695
Fairmount Santrol, Inc. Term B-2 Loan
4.50%, 09/05/19	1,234,375	1,112,480
Federal-Mogul Holdings Corporation Term C Loan
4.75%, 04/15/21	374,062	370,509
Fieldwood Energy LLC Term Loan
8.38%, 09/30/20	400,000	290,500
Filtration Group, Inc. Term B Loan
4.50%, 11/21/20	495,000	491,441
First Data Corporation Term C-1 Loan
3.67%, 03/24/18	750,000	734,535
FMG Resources August 2006 Proprietary, Ltd. Term B Loan
3.75%, 06/30/19S	997,475	903,712
Garda World Security Corporation Term B Loan
4.00%, 11/08/20	394,167	383,820

	Par	Value
Garda World Security Corporation Delayed Draw Term B-DD Loan
1.00%-4.00%, 11/08/20	$100,833	$98,186
Gardner Denver, Inc. Term Loan
4.25%, 07/30/20	1,728,125	1,613,637
Genesys Telecommunications Laboratories, Inc. Term B Loan
4.00%, 02/08/20	984,962	964,032
Getty Images, Inc. Term B Loan
4.75%, 10/18/19	865,230	791,322
Granite Acquisition, Inc. Term B Loan
5.00%, 12/17/21	957,854	961,044
Granite Acquisition, Inc. Term C Loan
5.00%, 12/17/21	42,146	42,286
Granite Acquisition, Inc. Term Loan
8.25%, 12/17/22	150,000	150,687
HFOTCO LLC Term B Loan
4.25%, 08/19/21	997,500	952,612
HGIM Corporation Term B Loan
5.50%-6.75%, 06/18/20	739,384	591,508
Hilton Worldwide Finance LLC Term B Loan
3.50%, 10/25/20S	882,353	870,953
HUB International, Ltd. Term B Loan
4.25%, 10/02/20	1,728,191	1,669,864
Hudson’s Bay Co. Term B Loan
4.75%, 11/04/20	276,250	275,733
Husky Injection Molding Systems, Ltd. Term B Loan
4.25%, 06/30/21	996,198	974,610
IMG Worldwide Holdings LLC Term B Loan
5.25%, 05/06/21	1,492,500	1,439,337
Infor US, Inc. Term B-3 Loan
3.75%, 06/03/20S	962,356	931,205
Interactive Data Corporation Term B Loan
4.75%, 05/02/21	995,000	986,294
ION Media Networks, Inc. Term B Loan
4.75%, 12/18/20	994,000	979,090
J. Crew Group, Inc. Term B Loan
4.00%, 03/05/21S	1,013,231	952,437
Jazz Acquisition, Inc. Term Loan
4.50%, 06/19/21	995,152	982,712
JLL/Delta Dutch Newco BV Term B Loan
4.25%, 03/11/21	1,393,000	1,349,469
Jo-Ann Stores, Inc. Term Loan
4.00%, 03/18/18	738,722	714,713

248	See Notes to Financial Statements.

	Par	Value
Kronos, Inc. Term B Loan
4.50%, 10/30/19	$249,749	$247,389
9.75%, 04/30/20	750,000	761,250
Level 3 Financing, Inc. Term B Loan
4.50%, 01/31/22	650,000	649,798
Liberty Cablevision of Puerto Rico LLC Term Loan
4.50%, 01/07/22	800,000	778,000
Lineage Logistics LLC Term B Loan
4.50%, 04/07/21	1,240,625	1,202,377
LTS Buyer LLC Term B Loan
4.00%, 04/13/20	1,231,250	1,202,784
McJunkin Red Man Corporation Term B Loan	493,750	453,016
5.00%, 11/09/19
Media General, Inc. Term B Loan
0.00%, 07/31/20S	1,000,000	987,810
Minerals Technologies, Inc. Term B Loan
4.00%, 05/09/21	941,154	929,389
Mission Broadcasting, Inc. Term B -2 Loan
3.75%, 10/01/20	579,666	573,626
MPH Acquisition Holdings LLC Term B Loan
3.75%, 03/31/21	909,091	882,273
Multi Packaging Solutions, Inc. Term B Loan
4.25%, 09/30/20	992,500	970,169
Murray Energy Corporation Term B Loan
5.25%, 12/05/19	694,750	667,453
National Financial Partners Corporation Term Loan
4.50%, 07/01/20	997,500	985,031
Nautilus Merger Sub, Inc. Term B Loan
4.00%-5.25%, 03/13/21	1,240,625	1,198,754
Neiman Marcus Group, Ltd. LLC Term Loan
4.25%, 10/25/20	990,019	966,298
NewPage Corporation Term B Loan
9.50%, 02/11/21	700,000	663,831
Nexstar Broadcasting, Inc. Term B-2 Loan
3.75%, 10/01/20	657,334	650,485
North American Lifting Holdings, Inc. Term Loan
5.50%, 11/27/20	495,188	443,193
10.00%, 11/27/21	250,000	228,750
Numericable US LLC Term B-1 Loan
4.50%, 05/21/20	857,846	852,330

	Par	Value
Numericable US LLC Term B -2 Loan
4.50%, 05/21/20	$742,154	$737,382
Orion Engineered Carbons GmbH Term B Loan
5.00%, 07/25/21	798,000	798,000
OXEA S.à r.l. Term Loan
8.25%, 06/06/20	750,000	708,750
Pacific Drilling SA Term B Loan
4.50%, 06/03/18	788,000	647,476
Par Pharmaceutical Cos., Inc. Term B Loan
4.00%, 09/28/19	1,962,172	1,904,131
Performance Food Group, Inc. Term Loan
6.25%, 11/14/19	487,525	477,165
Ply Gem Industries, Inc. Term B Loan
4.00%, 01/30/21	992,500	964,710
Quebecor Media, Inc. Term B -1 Loan
3.25%, 08/17/20	987,500	946,766
RCS Capital Corporation Term Loan
6.50%, 04/29/19	731,250	677,627
Reynolds Group Holdings, Inc. Term B Loan
0.00%, 12/01/18S	1,000,000	980,140
Sabre GLBL, Inc. Term B-2 Loan
4.00%, 02/19/19	987,500	968,984
SAM Finance Lux S.à r.l. Term B Loan
4.25%, 11/26/20	495,000	491,288
Sandy Creek Energy Associates LP Term B Loan
5.00%-6.25%, 11/08/20	284,454	277,699
Seadrill Operating LP Term B Loan
4.00%, 02/21/21	495,000	382,882
Sedgwick Claims Management Services, Inc. Term Loan
3.75%, 02/28/21	893,250	866,452
6.75%, 02/28/22	500,000	468,750
Sequa Corporation Term B Loan
5.25%, 06/19/17	1,478,627	1,435,008
Solenis International LP Term Loan
4.25%, 07/31/21	997,500	970,069
Southcross Holdings LP Term Loan
6.00%, 07/29/21	995,000	880,575
Spin Holdco, Inc. Term B Loan
4.25%-5.50%, 11/08/19	987,525	969,631
Styrolution Group GmbH Term B 1 Loan
6.50%, 09/30/19	800,000	774,000

See Notes to Financial Statements.	249

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Syniverse Holdings, Inc. Term B Loan
4.00%, 04/23/19	$1,211,902	$1,175,545
TGGT Holdings LLC Term B Loan
6.50%, 11/15/18	570,000	507,300
TI Group Automotive Systems LLC Term B Loan
4.25%, 07/02/21	746,250	735,989
TierPoint LLC Term B Loan
5.25%, 12/02/21	1,000,000	997,500
TPF II Power LLC Term B Loan
5.50%, 10/02/21S	750,000	749,062
TransUnion LLC Term B Loan
4.00%, 04/09/21	992,500	976,372
Tribune Media Co. Term B Loan
4.00%, 12/27/20	1,152,642	1,133,197
Tribune Publishing Co. Term B Loan
5.75%, 08/04/21	750,000	738,750
US LLC 2 Term B Loan
4.25%, 08/06/21S	748,125	731,292
VAT Holding AG Term B Loan
4.75%, 02/11/21	992,500	982,992
Walter Investment Management Corporation Term Loan
4.75%, 12/18/20	495,000	445,500
West Corporation Term B-10 Loan
3.25%, 06/30/18	639,803	626,687
WideOpenWest Finance LLC Term B Loan
4.75%, 04/01/19	984,962	976,965
WMG Acquisition Corporation Term B Loan
0.00%, 07/01/20S	750,000	720,000
Zayo Group LLC Term B Loan
4.00%, 07/02/19	492,431	486,473
Zebra Technologies Corporation Term B Loan
4.75%, 10/27/21	600,000	602,400
Ziggo BV Delayed Draw Term B3-DD Loan
2.75%, 02/01/22	509,489	494,612
Ziggo BV Term B-1 Loan
3.25%, 01/15/22	480,723	466,686
Ziggo BV Term B-2 Loan
3.50%, 01/15/22	309,787	300,741

Total Loan Agreements (Cost $112,436,631)		109,368,383

	Shares	Value
MONEY MARKET FUNDS — 10.6%
GuideStone Money Market Fund (Investor Class)¥	13,151,720	$13,151,720
Northern Institutional Liquid Assets Portfolio§	743,930	743,930

Total Money Market Funds (Cost $13,895,650)		13,895,650

TOTAL INVESTMENTS — 102.9% (Cost $137,573,155)		134,472,611

Liabilities in Excess of Other Assets — (2.9)%		(3,831,725)

NET ASSETS — 100.0%		$130,640,886

250	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Corporate Bonds	$11,208,578	$—	$11,208,578	$—
Loan Agreements	109,368,383	—	98,104,996	11,263,387
Money Market Funds	13,895,650	13,895,650	—	—

Total Assets - Investments in Securities	$134,472,611	$13,895,650	$109,313,574	$11,263,387

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

The unobservable inputs used in the fair value measurement of the reporting entity’s loan agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Loan Agreements
Balance, 12/31/13	$7,100,142	$7,100,142
Accrued discounts/premiums	8,891	8,891
Realized gain (loss)(1)	10,230	10,230
Change in unrealized appreciation (depreciation)(2)	(612,505)	(612,505)
Purchases	9,976,427	9,976,427
Sales	(1,945,812)	(1,945,812)
Transfers in to Level 3(3)	25,487	25,487
Transfers out of Level 3(4)	(3,299,473)	(3,299,473)
Maturities	—	—
Paydowns	—	—

Balance, 12/31/14	$11,263,387	$11,263,387

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2014 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price which was determined using observable inputs.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2014 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price which was determined using observable inputs.

See Notes to Financial Statements.	251

Real Assets Fund (Unaudited)

The Real Assets Fund, through investments in other funds, invests mainly in securities or physical assets with real return characteristics.

The Fund had a target asset allocation to Real Assets Select Funds and another real return fund including 33% Inflation Protected Bond Fund, 15% Real Estate Securities Fund, 17.5% Credit Suisse Commodity Return Strategy Fund (a third party mutual fund), 17.5% Global Natural Resources Equity Fund and 17% Flexible Income Fund.

As a fund of funds, its performance was based on the performance of the underlying funds. The Fund underperformed its composite benchmark index (33% Barclays U.S. TIPS Index, 17% S&P/LSTA U.S. B – Ratings and Above Loan Index, 15% FTSE EPRA/NAREIT Developed Index, 14% MSCI World Commodity Producers Index, 4% NYSE Arca Gold Miners Index and 17% Bloomberg Commodity Index) during 2014 ( -3.07% versus -1.49%).

On an absolute basis, three underlying funds had positive performance for the year and two delivered negative returns. The largest contributors to positive performance were the Inflation Protected Bond Fund (2.77%) and the Real Estate Securities Fund (16.13%), while the largest detractors were the Credit Suisse Commodity Return Strategy Fund (-16.87%) and Global Natural Resources Equity Fund (-17.49%).

Both the Real Estate Securities Fund and the Credit Suisse Commodity Return Strategy Fund contributed positively to benchmark-relative performance, while other underlying Real Assets Select Funds underperformed their respective benchmarks. The dominant driver of benchmark-relative underperformance was the Fund’s allocation to the Global Natural Resources Equity Fund, which trailed its benchmark by 6.08% in 2014.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of real return related securities. The Fund attempts to achieve its objective by investing in selected GuideStone Select Funds and other investments. By investing in the Fund you will also incur the expenses and risks of underlying fund investments. The principal risks of the Fund will change depending on the asset mix of the Select Funds and other investments in which it invests. You may directly invest only in the Select Fund. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.
At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Real Return Select Funds	82.0
Credit Suisse Commodity Return Strategy Fund	16.9
Fixed Income Select Fund	1.1

100.0

Real Assets Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	-3.07%	-1.49%
Since Inception	-2.62%	-0.33%
Inception Date	07/01/13
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.84%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 33% Barclays U.S. TIPS Index (Series-L), 17% S&P/LSTA U.S. B- Ratings and Above Loan Index, 15% FTSE EPRA / NAREIT Developed Index - Net, 14% MSCI World Commodity Producers Index, 4% NYSE Arca Gold Miners Index and 17% S&P Dow Jones-UBS Commodity Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ASSETS FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Investor Class)¥	605,669	$605,669
GuideStone Inflation Protected Bond Fund (Investor Class)¥	1,783,376	18,226,105
GuideStone Flexible Income Fund (Investor Class)¥	975,846	9,524,262
GuideStone Real Estate Securities Fund (Investor Class)¥	806,317	8,272,816
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,265,089	9,880,345
Credit Suisse Commodity Return Strategy Fund*	1,572,942	9,453,383

Total Mutual Funds (Cost $61,089,046)		55,962,580

TOTAL INVESTMENTS — 100.0% (Cost $61,089,046)		55,962,580
Liabilities in Excess of Other Assets — 0.0%		(7,989)

NET ASSETS — 100.0%		$55,954,591

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$55,962,580	$55,962,580	$—	$—

Total Assets - Investments in Securities	$55,962,580	$55,962,580	$—	$—

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

254	See Notes to Financial Statements.

Real Estate Securities Fund (Unaudited)

The Real Estate Securities Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provide the capacity for sustained dividend increases. The Fund was diversified among property sectors and geographical locations. The Fund outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index (Net), for the 2014 calendar year (16.13% vs. 15.02%).

On an absolute basis, North America REITs delivered very strong returns, gaining 28.15% in the benchmark index, outpacing the rest of the world significantly. Declining interest rates, strong capital flows and the improvements in economic growth and employment were all tailwinds for real estate investments. The benchmark index returns for Europe and Asia were 10.41% and 0.22%, respectively.

Stock selection contributed to relative performance, while regional allocation had a neutral impact during the year. Stock selection was strongest in the Americas and Japan, while all other regions had less of an impact, but were positive overall.

This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded real estate securities.

This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	52.2
Foreign Common Stocks	44.3
Money Market Funds	15.1
Consumer Discretionary	0.1
Warrant	—	**

	111.7

**	Rounds to less than 0.005%.

Real Estate Securities Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	16.13%	15.02%
Five Year	14.04%	11.26%
Since Inception	3.03%	2.57%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2014 Prospectus, as amended on September 09, 2014)(1)	1.06%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS — 52.3%
Consumer Discretionary — 0.1%
PulteGroup, Inc.	16,239	$348,489

		348,489

Financial Services — 52.2%
Alexandria Real Estate Equities, Inc. REITΔ	49,496	4,392,275
American Campus Communities, Inc. REITΔ	7,595	314,129
American Realty Capital Healthcare Trust, Inc. REITΔ	195,246	2,323,427
American Realty Capital Properties, Inc. REIT	54,779	495,750
American Residential Properties, Inc. REITΔ*	29,171	512,534
Apartment Investment & Management Co. Class A REIT	92,624	3,440,982
Associated Estates Realty Corporation REITΔ	22,602	524,592
AvalonBay Communities, Inc. REITΔ*	52,748	8,618,496
Boston Properties, Inc. REIT	48,827	6,283,547
Brandywine Realty Trust REITΔ	137,962	2,204,633
Brixmor Property Group, Inc. REIT	45,900	1,140,156
Camden Property Trust REIT	20,879	1,541,705
CBL & Associates Properties, Inc. REITΔ	42,350	822,437
Chesapeake Lodging Trust REITΔ	74,860	2,785,541
Corporate Office Properties Trust REIT	56,222	1,595,018
CubeSmart REITΔ	57,372	1,266,200
DiamondRock Hospitality Co. REITΔ	72,401	1,076,603
Digital Realty Trust, Inc. REITΔ	3,314	219,718
Douglas Emmett, Inc. REIT	43,993	1,249,401
Duke Realty Corporation REITΔ	90,430	1,826,686
DuPont Fabros Technology, Inc. REITΔ	38,994	1,296,161
Education Realty Trust, Inc. REITΔ	45,343	1,659,087
Equity One, Inc. REIT	69,233	1,755,749
Equity Residential REIT	32,596	2,341,697
Essex Property Trust, Inc. REIT	16,904	3,492,366
Extra Space Storage, Inc. REITΔ	47,652	2,794,313
Federal Realty Investment Trust REITΔ	23,247	3,102,545
General Growth Properties, Inc. REIT	172,162	4,842,917
HCP, Inc. REIT	92,941	4,092,192
Health Care REIT, Inc.Δ	20,774	1,571,969
Healthcare Realty Trust, Inc. REIT	55,700	1,521,724
Home Properties, Inc. REITΔ	3,484	228,550
Hospitality Properties Trust REIT	26,498	821,438
Host Hotels & Resorts, Inc. REITΔ	81,747	1,943,126
Hudson Pacific Properties, Inc. REIT	82,386	2,476,523

	Shares	Value
Kimco Realty Corporation REITΔ	118,939	$2,990,127
Kite Realty Group Trust REIT	17,370	499,214
Lexington Realty Trust REITΔ	124,829	1,370,622
Liberty Property Trust REITΔ	44,784	1,685,222
LTC Properties, Inc. REITΔ	15,406	665,077
Macerich Co. (The) REITΔ	28,675	2,391,782
National Retail Properties, Inc. REITΔ	52,689	2,074,366
Paramount Group, Inc.*	17,571	326,645
Parkway Properties, Inc. REIT	16,470	302,883
Pebblebrook Hotel Trust REITΔ	26,581	1,212,891
Pennsylvania Real Estate Investment Trust REITΔ	34,225	802,919
Physicians Realty Trust REITΔ	93,709	1,555,569
Post Properties, Inc. REIT	15,072	885,781
Prologis, Inc. REIT	127,221	5,474,320
Public Storage REITΔ	19,937	3,685,355
Ramco-Gershenson Properties Trust REITΔ	69,103	1,294,990
Regency Centers Corporation REIT	18,799	1,199,000
Retail Properties of America, Inc. Class A REIT	63,622	1,061,851
Rexford Industrial Realty, Inc.	67,962	1,067,683
RLJ Lodging Trust REIT	40,912	1,371,779
Simon Property Group, Inc. REITΔ	62,224	11,331,613
SL Green Realty Corporation REITΔ	20,466	2,435,863
Sovran Self Storage, Inc. REIT	6,440	561,697
Spirit Realty Capital, Inc. REIT	176,032	2,093,021
Strategic Hotels & Resorts, Inc. REITΔ*	75,017	992,475
Sunstone Hotel Investors, Inc. REITΔ	97,040	1,602,130
Taubman Centers, Inc. REIT	22,920	1,751,546
Ventas, Inc. REITΔ	84,663	6,070,337
Vornado Realty Trust REIT	29,841	3,512,584
WP Carey, Inc. REITΔ	27,973	1,960,907

		140,804,436

Total Common Stocks (Cost $126,358,590)		141,152,925

FOREIGN COMMON STOCKS — 44.3%
Australia — 6.1%
Dexus Property Group REIT	50,082	283,507
Federation Centres REIT	541,068	1,259,750
Goodman Group REIT	536,464	2,477,866
Ingenia Communities Group REIT	1,246,293	446,878
Investa Office Fund REIT	248,314	733,079
Mirvac Group REIT	1,187,306	1,717,499
Novion Property Group REIT	216,848	372,723
Scentre Group REIT*	1,181,608	3,347,701
Stockland REIT	642,883	2,148,441
Westfield Corporation REIT	521,121	3,820,008

		16,607,452

Belgium — 0.2%
Befimmo SA REIT	6,504	473,927

Bermuda — 0.5%
Kerry Properties, Ltd.	360,231	1,299,529

Canada — 2.7%
Allied Properties Real Estate Investment Trust REITΔ	51,866	1,671,426

See Notes to Financial Statements.	257

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Boardwalk Real Estate Investment Trust REIT	8,065	$427,199
Calloway Real Estate Investment Trust REIT	33,385	784,481
Chartwell Retirement Residences REITΔ	102,599	1,051,777
First Capital Realty, Inc.Δ	51,160	821,695
H&R Real Estate Investment Trust REIT	24,682	461,646
Pure Industrial Real Estate Trust REIT	132,830	507,631
RioCan Real Estate Investment Trust REITΔ	63,963	1,455,106

		7,180,961

China — 0.2%
China Vanke Co., Ltd. Class H*	188,112	417,298

Finland — 0.3%
Citycon OYJ	270,000	832,772

France — 2.4%
ICADE REIT	11,685	934,950
Klepierre REIT*	32,000	1,374,026
Mercialys SA REIT	12,097	269,852
Societe Fonciere Lyonnaise SA REIT	4,500	197,989
Unibail-Rodamco SE REIT	14,742	3,781,858

		6,558,675

Germany — 1.9%
alstria office REIT-AG*	40,500	502,874
Deutsche Annington Immobilien SE	51,824	1,759,516
Deutsche Wohnen AG	39,500	931,797
DIC Asset AG	19,000	169,461
LEG Immobilien AG*	17,696	1,318,245
TLG Immobilien AG*	28,200	425,520

		5,107,413

Guernsey — 0.1%
NewRiver Retail, Ltd. REIT	88,000	404,613

Hong Kong — 6.4%
China Overseas Land & Investment, Ltd.	271,682	803,698
Hang Lung Properties, Ltd.	504,727	1,408,041
Hongkong Land Holdings, Ltd.	319,974	2,108,629
Hysan Development Co., Ltd.	213,209	946,223
Link REIT (The)	406,585	2,545,531
New World Development Co., Ltd.	1,172,009	1,345,477
Sino Land Co., Ltd.	548,000	879,707
Sun Hung Kai Properties, Ltd.	302,581	4,584,238
Swire Properties, Ltd.	225,822	664,462
Wharf Holdings, Ltd.	265,000	1,902,459

		17,188,465

Ireland — 0.2%
Hibernia REIT PLC*	381,506	500,882

Italy — 0.2%
Beni Stabili SpA REITΔ	649,140	455,979

Japan — 11.4%
Activia Properties, Inc. REIT	30	260,861
Aeon Mall Co., Ltd.	37,200	659,220
AEON REIT Investment Corporation	159	225,537

	Shares	Value
Daiwa House REIT Investment Corporation	121	$604,894
Frontier Real Estate Investment Corporation REIT	86	394,041
Global One Real Estate Investment Corporation REIT	160	607,626
Invesco Office J-Reit, Inc. REITΔ	742	707,484
Japan Prime Realty Investment Corporation REIT	150	521,918
Japan Real Estate Investment Corporation REIT	221	1,064,839
Japan Retail Fund Investment Corporation REIT	572	1,208,798
Kenedix Office Investment Corporation REIT	190	1,075,428
Mitsubishi Estate Co., Ltd.	294,961	6,215,087
Mitsui Fudosan Co., Ltd.	212,868	5,708,174
Mori Hills REIT Investment Corporation	172	247,552
Nippon Accommodations Fund, Inc. REIT	103	407,252
Nippon Building Fund, Inc. REIT	328	1,646,596
Nippon Prologis REIT, Inc.	389	844,618
Nomura Real Estate Master Fund, Inc. REIT	468	606,058
Nomura Real Estate Office Fund, Inc. REIT	245	1,214,908
NTT Urban Development CorporationΔ	88,600	892,255
Premier Investment Corporation REIT	267	1,314,936
Sekisui House Reit, Inc. REIT	373	431,918
Sumitomo Realty & Development Co., Ltd.	64,143	2,185,298
Tokyo Tatemono Co., Ltd.	235,000	1,710,242

		30,755,540

Jersey — 0.3%
LXB Retail Properties PLC*	319,000	686,128

Luxembourg — 0.3%
GAGFAH SA*	31,000	692,305

Mexico — 0.1%
Prologis Property Mexico SA de CV REIT*	210,760	389,843

Netherlands — 0.4%
Wereldhave NV REIT	16,826	1,160,540

Norway — 0.1%
Norwegian Property ASA*	248,000	336,079

Singapore — 3.1%
Ascendas Real Estate Investment Trust REIT	523,000	938,133
CapitaCommercial Trust REIT	1,061,725	1,401,745
CapitaLand, Ltd.	1,112,854	2,766,946
City Developments, Ltd.*	53,000	408,897
Frasers Centrepoint Trust REIT	389,087	555,147
Global Logistic Properties, Ltd.	647,000	1,206,269
Keppel REITΔ	429,000	394,007
Mapletree Industrial Trust REIT	509,000	569,507
UOL Group, Ltd.	1,000	5,228

		8,245,879

Spain — 0.4%
Inmobiliaria Colonial SA*	581,524	384,078

258	See Notes to Financial Statements.

	Shares	Value
Lar Espana Real Estate Socimi SA*	67,000	$739,211

		1,123,289

Sweden — 1.1%
Fabege AB	106,915	1,372,637
Hufvudstaden AB Class A	42,000	545,031
Kungsleden AB	82,000	589,735
Wihlborgs Fastigheter AB	30,913	564,033

		3,071,436

Switzerland — 0.5%
PSP Swiss Property AGΔ*	15,797	1,359,538

United Kingdom — 5.4%
Big Yellow Group PLC REIT	50,398	474,887
British Land Co. PLC (The) REIT	275,761	3,325,313
Capital & Counties Properties PLC	127,000	717,618
Derwent London PLC REIT	16,249	758,565
Great Portland Estates PLC REIT	144,000	1,642,690
Hammerson PLC REIT	255,764	2,395,212
Land Securities Group PLC REIT	143,908	2,586,843
Quintain Estates & Development PLC*	254,475	377,786
Safestore Holdings PLC REIT	106,900	386,546
ST Modwen Properties PLC	101,144	608,188
Unite Group PLC	106,400	767,010
Workspace Group PLC REIT	48,523	573,567

		14,614,225

Total Foreign Common Stocks (Cost $122,518,267)		119,462,768

WARRANT — 0.0%
Sun Hung Kai Properties, Ltd.* (Cost $0)	18,583	46,969

MONEY MARKET FUNDS — 15.1%
GuideStone Money Market Fund (Investor Class)¥	7,106,229	7,106,229
Northern Institutional Liquid Assets Portfolio§	33,776,821	33,776,821

Total Money Market Funds (Cost $40,883,050)		40,883,050

TOTAL INVESTMENTS — 111.7% (Cost $289,759,907)		301,545,712
Liabilities in Excess of Other Assets — (11.7)%		(31,662,682)

NET ASSETS — 100.0%		$269,883,030

See Notes to Financial Statements.	259

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$141,152,925	$141,152,925	$—	$—
Foreign Common Stocks:
Australia	16,607,452	—	16,607,452	—
Belgium	473,927	—	473,927	—
Bermuda	1,299,529	—	1,299,529	—
Canada	7,180,961	7,180,961	—	—
China	417,298	—	417,298	—
Finland	832,772	—	832,772	—
France	6,558,675	467,841	6,090,834	—
Germany	5,107,413	425,520	4,681,893	—
Guernsey	404,613	404,613	—	—
Hong Kong	17,188,465	4,654,160	12,534,305	—
Ireland	500,882	500,882	—	—
Italy	455,979	455,979	—	—
Japan	30,755,540	431,918	30,323,622	—
Jersey	686,128	686,128	—	—
Luxembourg	692,305	—	692,305	—
Mexico	389,843	389,843	—	—
Netherlands	1,160,540	1,160,540	—	—
Norway	336,079	336,079	—	—
Singapore	8,245,879	—	8,245,879	—
Spain	1,123,289	—	1,123,289	—
Sweden	3,071,436	—	3,071,436	—
Switzerland	1,359,538	—	1,359,538	—
United Kingdom	14,614,225	1,372,520	13,241,705	—
Money Market Funds	40,883,050	40,883,050	—	—
Warrant	46,969	46,969	—	—

Total Assets - Investments in Securities	$301,545,712	$200,549,928	$100,995,784	$—

Other Financial Instruments***
Futures Contracts	$150,649	$150,649	$—	$—

Total Assets - Other Financial Instruments	$150,649	$150,649	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2013 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2014 is $42,634,873.

The Fund had securities that transferred from Level 2 to Level 1 of the fair value hierarchy as a result of foreign equities that were fair valued at December 31, 2013 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2014 is $1,160,540.

260	See Notes to Financial Statements.

Global Natural Resources Equity Fund (Unaudited)

The Global Natural Resources Equity Fund primarily invests in equity securities of companies considered to be principally engaged in natural resources industries and related sectors or that supply goods, technology and services to such companies. The Fund underperformed its benchmark, 75% MSCI World Commodity Producers Index / 25% NYSE Gold Miners Arca Index, for the one-year period ending December 31, 2014 (-17.49% versus -11.42%).

From an allocation perspective, the Fund’s smaller capitalization bias hurt benchmark-relative results. The Fund’s investment philosophy is to invest in “pure play” companies whose value is closely tied to a commodity’s value “in the ground”. This bias often directs the portfolio away from certain types of companies, including integrated oil. For example, the Fund held no exposure to integrated oil companies (which includes the oil “majors,” such as globally diversified firms like ExxonMobil or Conoco Phillips), and instead had overweight exposures to “regional” independent players in the North American natural gas and integrated oil and gas sectors. These sectors underperformed integrated oil companies, and the benchmark, significantly for the year ending December 31, 2014.

From a stock selection perspective, the Fund’s benchmark-relative results benefited from strong stock selection within the gold miners sector, while stock selection within North American oil and International oil and gas producers detracted the most from the portfolio.

During the year, the Fund remained focused on achieving its objective of seeking long-term capital appreciation.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a high tolerance for risk and seek to participate in the return potential of natural resources related equity securities. An investment in medium-, small- and micro-cap companies may involve greater risk and be more volatile and less liquid than an investment in a larger company. Investment in companies in natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. Concentrating investments in the natural resources sector increases the risk of loss because the securities of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector, including market, economic, political or regulatory developments. Prices of precious metals and of precious metal-related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

At December 31, 2014, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Foreign Common Stocks	59.6
Money Market Funds	43.3
Energy	22.6
Materials & Processing	7.2
Utilities	2.2

134.9

Global Natural Resources Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/14
	Investor Class*	Benchmark**
One Year	-17.49%	-11.42%
Since Inception	-13.02%	-3.49%
Inception Date	07/01/13
Total Fund Operating Expenses (May 01, 2014 Prospectus, as amended on September 09, 2014)(1)	1.44%

(1) Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 75% MSCI World Commodity Producers Index and 25% NYSE Arca Gold Miners Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL NATURAL RESOURCES EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2014

	Shares	Value
COMMON STOCKS — 32.0%
Energy — 22.6%
Antero Resources CorporationΔ*	184,050	$7,468,749
Cabot Oil & Gas Corporation	299,482	8,867,662
Concho Resources, Inc.*	58,595	5,844,851
Denbury Resources, Inc.Δ	718,040	5,837,665
EOG Resources, Inc.	23,808	2,192,003
Laredo Petroleum, Inc.Δ*	616,697	6,382,814
Noble Energy, Inc.	190,319	9,026,830
Range Resources CorporationΔ	158,258	8,458,890
Rosetta Resources, Inc.Δ*	262,626	5,859,186

		59,938,650

Materials & Processing — 7.2%
Compass Minerals International, Inc.	65,480	5,685,628
Mosaic Co. (The)	217,010	9,906,507
Royal Gold, Inc.Δ	57,000	3,573,900

		19,166,035

Utilities — 2.2%
Calpine Corporation*	260,570	5,766,414

Total Common Stocks (Cost $108,643,272)		84,871,099

FOREIGN COMMON STOCKS — 59.6%
Australia — 6.3%
Evolution Mining, Ltd.	1,081,000	560,522
Gold Road Resources, Ltd.Δ*	3,362,538	673,076
Gryphon Minerals, Ltd.*	1,176,000	61,282
Iluka Resources, Ltd.	1,556,756	7,476,396
Mineral Resources, Ltd.Δ	987,023	6,040,269
Newcrest Mining, Ltd.*	222,000	1,953,364

		16,764,909

Bermuda — 2.8%
Continental Gold, Ltd.*	355,000	565,287
Kosmos Energy, Ltd.*	830,810	6,970,496

		7,535,783

Canada — 41.4%
Agnico Eagle Mines, Ltd.Δ	137,800	3,429,981
Alamos Gold, Inc.Δ	147,000	1,049,631
Argonaut Gold, Inc.Δ*	504,000	793,872
Asanko Gold, Inc.Δ*	411,000	634,627
AuRico Gold, Inc.Δ	723,000	2,371,440
B2Gold CorporationΔ*	2,781,191	4,528,792
Bear Creek Mining CorporationΔ*	233,100	284,905
Belo Sun Mining CorporationΔ*	348,000	61,405
Castle Mountain Mining Co., Ltd.*	260,000	73,851
Corvus Gold, Inc.Δ*	204,000	167,774
Eastmain Resources, Inc.*	259,000	51,274
Eldorado Gold CorporationΔ	744,000	4,523,520
First Quantum Minerals, Ltd.	779,280	11,074,120
Fortuna Silver Mines, Inc.Δ*	70,000	318,500
Franco-Nevada CorporationΔ	69,000	3,394,110
Gold Canyon Resources, Inc.*	252,000	24,944
Goldcorp, Inc.Δ	525,029	9,723,537
Guyana Goldfields, Inc.Δ*	362,000	878,671
HudBay Minerals, Inc.Δ	585,190	5,079,449
Klondex Mines, Ltd.Δ*	462,000	775,435
Lundin Gold, Inc.*	67,000	240,480
MAG Silver CorporationΔ*	40,000	326,000

	Shares	Value
Midway Gold CorporationΔ*	181,000	$133,940
New Gold, Inc.Δ*	816,873	3,512,054
NOVAGOLD Resources, Inc.Δ*	136,000	401,200
OceanaGold CorporationΔ*	152,000	264,280
Orezone Gold CorporationΔ*	1,058,400	455,500
Osisko Gold Royalties, Ltd.	101,700	1,433,849
Painted Pony Petroleum, Ltd.*	327,750	2,609,475
Peyto Exploration & Development CorporationΔ	315,050	9,076,195
Premier Gold Mines, Ltd.*	199,000	323,731
Pretium Resources, Inc.Δ*	147,000	849,812
Primero Mining CorporationΔ*	211,000	810,240
Probe Mines, Ltd.*	62,000	159,563
Rio Alto Mining, Ltd.Δ*	827,675	2,008,989
Romarco Minerals, Inc.Δ*	779,000	328,551
Roxgold, Inc.*	940,800	445,378
Rubicon Minerals CorporationΔ*	381,000	369,187
Sabina Gold & Silver CorporationΔ*	486,000	148,502
SEMAFO, Inc.	539,000	1,382,527
Silver Wheaton CorporationΔ	161,000	3,273,130
Sulliden Mining Capital, Inc.Δ*	44,700	16,159
Tahoe Resources, Inc.Δ	162,600	2,260,277
Timmins Gold CorporationΔ*	548,962	538,661
Torex Gold Resources, Inc.*	1,309,000	1,385,841
Tourmaline Oil Corporation*	256,364	8,539,582
Turquoise Hill Resources, Ltd.Δ*	5,485,790	17,005,949
Yamana Gold, Inc.Δ	597,562	2,405,931

		109,944,821

Chile — 4.4%
Sociedad Quimica y Minera de Chile SA ADR	489,689	11,693,773

Jersey — 2.0%
Lydian International, Ltd.Δ*	488,000	197,418
Randgold Resources, Ltd. ADRΔ	75,000	5,055,750

		5,253,168

United Kingdom — 2.7%
Amara Mining PLCΔ*	748,400	168,474
Fresnillo PLC*	111,000	1,319,230
Ophir Energy PLC*	2,077,321	4,564,866
Salamander Energy PLC*	1,010,153	1,023,378

		7,075,948

Total Foreign Common Stocks (Cost $198,975,800)		158,268,402

See Notes to Financial Statements.	263

GLOBAL NATURAL RESOURCES EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 43.3%
GuideStone Money Market Fund (Investor Class)¥	22,454,043	$22,454,043
Northern Institutional Liquid Assets Portfolio§	92,402,069	92,402,069

Total Money Market Funds (Cost $114,856,112)		114,856,112

TOTAL INVESTMENTS — 134.9% (Cost $422,475,184)		357,995,613

Liabilities in Excess of Other Assets — (34.9)%		(92,633,693)

NET ASSETS — 100.0%		$265,361,920

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$84,871,099	$84,871,099	$—	$—
Foreign Common Stocks:
Australia	16,764,909	—	16,764,909	—
Bermuda	7,535,783	7,535,783	—	—
Canada	109,944,821	109,944,821	—	—
Chile	11,693,773	11,693,773	—	—
Jersey	5,253,168	5,253,168	—	—
United Kingdom	7,075,948	1,023,378	6,052,570	—
Money Market Funds	114,856,112	114,856,112	—	—

Total Assets - Investments in Securities	$357,995,613	$335,178,134	$22,817,479	$—

The Fund had securities that transferred from Level 1 to Level 2 of the fair value hierarchy as a result of foreign equities that were being valued based on quoted prices at December 31, 2013 that are now being fair valued. The value of the securities that were transferred to Level 2 as of December 31, 2014 is $21,975,929.

There were no securities transferred from Level 2 to Level 1 during the year ended December 31, 2014.

264	See Notes to Financial Statements.

(This page intentionally left blank)

265

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2014

	Inflation Protected Bond Fund	Flexible Income Fund
Assets
Investments in securities of unaffiliated issuers, at value	$282,009,953	$121,320,891
Investments in securities of affiliated issuers, at value	19,756,958	13,151,720

Total investments (1)(2)	301,766,911	134,472,611
Cash	—	1,195,891
Cash collateral for derivatives	250,000	—
Foreign currency(3)	—	—
Receivables:
Dividends and reclaims	108	116
Interest	1,111,830	543,037
Securities lending	—	253
Receivable from advisor	—	—
Investment securities sold	2,811	2,664,477
Fund shares sold	50,865	16,971
Variation margin on financial futures contracts	75,362	—
Unrealized appreciation on foreign currency exchange contracts	749,862	—
Prepaid expenses and other assets	17,913	14,596

Total Assets	304,025,662	138,907,952

Liabilities
Foreign currency overdraft(3)	413,743	—
Options written at value (4)	364,104	—
Unrealized depreciation on foreign currency exchange contracts	83,026	—
Collateral held for securities on loan at value	—	743,930
Payables:
Investment securities purchased	628	7,339,339
Fund shares redeemed	—	—
Variation margin on financial futures contracts	60,547	—
Securities lending	—	51
Accrued expenses:
Investment advisory fees	77,234	76,055
Shareholder servicing fees	62,066	26,431
Other expenses	51,293	81,260

Total Liabilities	1,112,641	8,267,066

Net Assets	$302,913,021	$130,640,886

Net Assets Consist of:
Paid-in-capital	$310,537,216	$133,851,515
Undistributed (distributions in excess of) net investment income	(1,888,970)	—
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency translations and derivative transactions	(5,335,657)	(110,085)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	(399,568)	(3,100,544)

Net Assets	$302,913,021	$130,640,886

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	N/A	N/A

Institutional shares outstanding	N/A	N/A

Net asset value, offering and redemption price per Institutional share	N/A	N/A

Net assets applicable to the Investor Class	$302,913,021	$130,640,886

Investor shares outstanding	29,630,833	13,387,652

Net asset value, offering and redemption price per Investor share	$10.22	$9.76

(1) Investments in securities of unaffiliated issuers, at cost	$281,901,891	$124,421,435
Investments in securities of affiliated issuers, at cost	19,756,958	13,151,720

Total investments at cost	$301,658,849	$137,573,155

(2) Includes securities loaned of:	$—	$724,763

(3) Foreign currency at cost	$(416,181)	$—

(4) Premiums received on options written	$339,635	$—

266	See Notes to Financial Statements.

Real Assets Fund	Real Estate Securities Fund	Global Natural Resources Equity Fund

$9,453,383	$294,439,483	$335,541,570
46,509,197	7,106,229	22,454,043

55,962,580	301,545,712	357,995,613
—	—	—
—	329,000	—
—	818,316	—

7	1,267,116	50,054
—	—	—
—	7,436	18,355
6,490	—	—
—	2,206,990	—
6,668	453,512	38,657
—	—	—
—	—	—
10,130	19,265	16,723

55,985,875	306,647,347	358,119,402

—	—	74
—	—	—
—	—	—
—	33,776,821	92,402,069

—	2,588,604	60,051
10,389	—	—
—	100,400	—
—	1,356	3,442

—	159,432	220,065
—	54,158	51,529
20,895	83,546	20,252

31,284	36,764,317	92,757,482

$55,954,591	$269,883,030	$265,361,920

$61,278,966	$256,432,262	$334,215,311
1,012	(343,324)	(638,069)
(198,921)	1,867,916	(3,735,726)
(5,126,466)	11,926,176	(64,479,596)

$55,954,591	$269,883,030	$265,361,920

N/A	N/A	N/A

N/A	N/A	N/A

N/A	N/A	N/A

$55,954,591	$269,883,030	$265,361,920

6,044,383	26,298,480	33,975,228

$9.26	$10.26	$7.81

$14,579,849	$282,653,678	$400,021,141
46,509,197	7,106,229	22,454,043

$61,089,046	$289,759,907	$422,475,184

$—	$33,703,577	$94,538,533

$—	$819,412	$(75)

$—	$—	$—

See Notes to Financial Statements.	267

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2014

	Inflation Protected Bond Fund	Flexible Income Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	1,449	987
Interest	3,717,016	5,093,049
Securities lending	82	1,085
Less foreign taxes withheld	—	—

Total Investment Income	3,718,547	5,095,121

Expenses
Investment advisory fees	927,066	882,202
Transfer agent fees:
Investor shares	20,688	17,396
Custodian fees	46,979	115,667
Shareholder servicing fees:
Investor shares	722,527	286,477
Accounting and administration fees	71,121	55,874
Professional fees	57,774	65,891
Blue sky fees:
Investor shares	12,349	12,216
Shareholder reporting fees:
Investor shares	7,348	1,188
Trustee expenses	3,116	1,217
Line of credit facility fees	1,983	14,753
Other expenses	32,500	16,547

Total Expenses	1,903,451	1,469,428
Expenses waived/reimbursed net of amount recaptured(1)	(33,677)	(37,045)
Fees paid indirectly	—	—

Net expenses	1,869,774	1,432,383

Net Investment Income (Loss)	1,848,773	3,662,738

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	812	873
Investment securities	(493,208)	39,612
Futures transactions	(2,799,456)	—
Option contracts written	412,017	—
Option contracts purchased	(1,200,799)	—
Foreign currency	2,060,662	—

Net realized gain (loss)	(2,019,972)	40,485

Net change in unrealized appreciation (depreciation) on:
Investment securities	7,693,068	(3,617,619)
Investment securities of unaffiliated issuers	—	—
Futures	(1,212,441)	—
Option contracts written	(56,849)	—
Option contracts purchased	87,091	—
Foreign currency	1,064,776	—

Net change in unrealized appreciation (depreciation)	7,575,645	(3,617,619)

Net Realized and Unrealized Gain (Loss)	5,555,673	(3,577,134)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,404,446$	85,604

(1)	See Note 3a and 3c in Notes to Financial Statements.

268	See Notes to Financial Statements.

Real Assets Fund	Real Estate Securities Fund	Global Natural Resources Equity Fund

$—	$8,578,972	$3,412,884
814,247	540	1,824
—	282	—
—	110,945	163,469
—	(143,692)	(278,072)

814,247	8,547,047	3,300,105

49,421	1,799,631	2,895,244

18,739	23,546	17,266
8,451	217,594	36,714

—	608,051	670,339
5,328	101,030	84,458
45,409	80,640	76,899

24,289	18,622	12,716

4,090	15,739	6,719
467	2,673	2,992
298	1,686	1,928
14,067	52,190	26,116

170,559	2,921,402	3,831,391
(112,332)	(12,835)	(49,148)
—	—	(14,749)

58,227	2,908,567	3,767,494

756,020	5,638,480	(467,389)

531,056	353	1,642
(264,440)	13,109,513	3,139,356
—	606,399	—
—	—	—
—	—	—
—	(143,908)	8,001

266,616	13,572,357	3,148,999

(2,129,889)	18,188,516	(52,013,130)
(2,064,427)	—	—
—	(6,888)	—
—	—	—
—	—	—
—	(6,514)	(224)

(4,194,316)	18,175,114	(52,013,354)

(3,927,700)	31,747,471	(48,864,355)

$(3,171,680)	$37,385,951	$(49,331,744)

See Notes to Financial Statements.	269

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Protected Bond Fund
	For the Year Ended

	12/31/14	12/31/13
Operations:
Net investment income (loss)	$1,848,773	$2,252,657
Net realized gain (loss) on investment securities, foreign currency and derivatives	(2,019,972)	(1,116,237)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	7,575,645	(20,279,614)

Net increase (decrease) in net assets resulting from operations	7,404,446	(19,143,194)

Dividends and Distributions to Shareholders:
Dividends from net investment income(2)	(6,199,837)	(1,868,128)
Distributions from net realized capital gains	—	(882,675)

Total dividends and distributions	(6,199,837)	(2,750,803)

Capital Share Transactions:
Proceeds from shares sold
Proceeds from Investor shares sold	59,688,149	151,311,796
Reinvestment of dividends and distributions into Investor shares	6,198,245	2,749,825
Value of Investor shares redeemed	(38,288,496)	(55,819,406)

Net increase from capital share transactions(3)	27,597,898	98,242,215

Total increase in net assets	28,802,507	76,348,218

Net Assets:
Beginning of Period	274,110,514	197,762,296

End of Year*	$302,913,021	$274,110,514

* Including undistributed (distributions in excess of) net investment income	$(1,888,970)	$400,620

(1)	Inception date was July 1, 2013.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds for the Real Assets Fund.
(3)	See Note 6 in Notes to Financial Statements.

270	See Notes to Financial Statements.

Flexible Income Fund		Real Assets Fund		Real Estate Securities Fund		Global Natural Resources Equity Fund
				For the Year Ended
For the Year Ended 12/31/14	For the Period 07/01/13(1) - 12/31/13	For the Year Ended 12/31/14	For the Period 07/01/13(1) - 12/31/13	12/31/14	12/31/13	For the Year Ended 12/31/14	For the Period 07/01/13(1) - 12/31/13

$3,662,738	$1,009,158	$756,020	$107,413	$5,638,480$	3,527,093	$(467,389)	$(281,723)
40,485	109,553	266,616	464,211	13,572,357	25,142,395	3,148,999	2,955,718
(3,617,619)	517,075	(4,194,316)	(932,150)	18,175,114	(26,798,154)	(52,013,354)	(12,466,242)

85,604	1,635,786	(3,171,680)	(360,526)	37,385,951	1,871,334	(49,331,744)	(9,792,247)

(3,640,055)	(1,014,482)	(1,184,011)	(258,438)	(6,325,626)	(4,569,650)	(791,002)	(747,193)
(265,840)	(14,042)	(356,473)	—	(8,938,244)	(25,908,952)	(5,814,539)	(2,379,831)

(3,905,895)	(1,028,524)	(1,540,484)	(258,438)	(15,263,870)	(30,478,602)	(6,605,541)	(3,127,024)

26,735,107	109,825,782	40,888,566	29,147,087	40,370,589	142,160,856	82,926,908	274,513,313
3,905,895	1,028,524	1,539,255	258,438	15,248,884	30,476,790	6,602,552	3,127,024
(5,342,480)	(2,298,913)	(9,411,678)	(1,135,949)	(42,761,237)	(100,275,836)	(28,952,108)	(3,999,213)

25,298,522	108,555,393	33,016,143	28,269,576	12,858,236	72,361,810	60,577,352	273,641,124

21,478,231	109,162,655	28,303,979	27,650,612	34,980,317	43,754,542	4,640,067	260,721,853

109,162,655	—	27,650,612	—	234,902,713	191,148,171	260,721,853	—

$130,640,886	$109,162,655	$55,954,591	$27,650,612	$269,883,030	$234,902,713	$265,361,920	$260,721,853

$—	$—	$1,012	$310	$(343,324)	$(367,712)	$(638,069)	$(490,104)

See Notes to Financial Statements.	271

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distribu- tions from Net Realized Capital Gains(2)	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net(3)(4)		Expenses, Gross(3)(5)	Invest- ment Income, Net (1)(4)	Portfolio Turnover Rate
Inflation Protected Bond Fund

Investor Class
2014	$10.15	$0.06	#	$—	†	$0.22	$(0.21)	$—	$10.22	2.77%	$302,913	0.62%		0.63%	0.61%	88%
2013(6)	11.25	0.10	#	—	†	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64		0.65	0.98	75
2012	11.16	0.21	#	—	†	0.46	(0.20)	(0.38)	11.25	6.06	197,762	0.65		0.66	1.80	94
2011	10.43	0.29	#	—	†	0.94	(0.31)	(0.19)	11.16	12.00	163,156	0.66		0.68	2.65	114
2010	10.32	0.20	#	—		0.40	(0.21)	(0.28)	10.43	5.82	107,825	0.65		0.66	1.90	113
Flexible Income Fund

Investor Class
2014	$10.06	$0.31	#	$—	†	$(0.29)	$(0.30)	$(0.02)	$9.76	0.22%	$130,641	1.20%		1.23%	3.06%	77%
2013(7)	10.00	0.11	#	—	†	0.05	(0.10)	— †	10.06	1.57	109,163	1.20		1.26	2.22	25
Real Assets Fund

Investor Class
2014	$9.82	$0.16	#	$0.11		$(0.57)	$(0.20)	$(0.06)	$9.26	(3.07)%	$55,955	0.12%		0.35%	1.55%	14%
2013(7)	10.00	0.06	#	0.27		(0.42)	(0.09)	—	9.82	(0.87)	27,651	0.12		0.89	1.22	1
Real Estate Securities Fund

Investor Class
2014	$9.36	$0.23	#	$—	†	$1.28	$(0.25)	$(0.36)	$10.26	16.13%	$269,883	1.15%		1.15%	2.23%	129%
2013(8)	10.60	0.17	#	—	†	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168
2012	9.18	0.17	#	—	†	1.40	(0.15)	—	10.60	17.09	191,148	1.05		1.06	1.62	95
2011	8.52	0.08	#	—	†	0.65	(0.07)	—	9.18	8.51	150,227	1.14		1.14	0.85	90
2010	6.74	0.11	#	—		1.82	(0.15)	—	8.52	28.80	141,900	1.19		1.19	1.41	105
Global Natural Resources Equity Fund

Investor Class
2014	$9.71	$(0.02	)#	$—	†	$(1.68)	$(0.02)	$(0.18)	$7.81	(17.49)%	$265,362	1.35	%(9)	1.37%	(0.17)%	37%
2013(7) (10)	10.00	(0.01	)#	—	†	(0.16)	(0.03)	(0.09)	9.71	1.69	260,722	1.42		1.42	(0.24)	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(7)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turn over for the period have not been annualized.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.
(9)	The ratio for the Global Natural Resources Equity Fund includes the effect of expenses paid indirectly which decreased the ratio by 0.01% for the year 2014.
(10)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.

272	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established thirty-one series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Date Target Fund” and together as the “Date Target Funds.

” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”

The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”

The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”

The Inflation Protected Bond Fund, Flexible Income Fund, Real Assets Fund, Real Estate Securities Fund and the Global Natural Resources Equity Fund are together referred to as the “Real Return Select Funds.”

The Flexible Income Fund, Real Assets Fund and Global Natural Resources Equity Fund commenced operations as registered investment companies on July 1, 2013.

The Emerging Markets Equity Fund commenced operations as a registered investment company on October 31, 2013. Effective May 1, 2014, the GS2 Class and GS4 Class were designated as Institutional Class and Investor Class, respectively. There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”), except the Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I which issued the Institutional Class only. The Date Target Funds, Global Bond Fund, Inflation Protected Bond Fund, Flexible Income Fund, Real Assets Fund, Real Estate Securities Fund and the Global Natural Resources Equity Fund issued the Investor Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Date Target, Asset Allocation and Real Assets Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Date Target Funds, Asset Allocation Funds and Real Assets Fund are commonly referred to as “Fund of Funds.”

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires Funds management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The valuation committee is comprised of individuals from GuideStone Capital Management (“GSCM” or “Adviser”) and BNY Mellon Investment Servicing (US) Inc. who previously have been identified to the Board of Trustees of the Trust (the “Board of Trustees”). Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available. Certain debt securities may be valued on the basis of broker quotations, valuations provided by a pricing service which may use a matrix, formula or other objective methods that take into consideration market indices, matrices, yield curves and other specific adjustments or by a sub-adviser using various methodologies approved by the Board of Trustees.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note i,

“Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Date Target, Asset Allocation and Real Assets Funds value their investments in the underlying Select Funds and the Credit Suisse Commodity Return Strategy Fund daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1	–	quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Select Funds, Credit Suisse Commodity Return Strategy Fund and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing net asset value each business day.

Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost.

Level 3	–	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”),” management has not presented quantitative disclosures as the securities which are advisor priced or valued by the valuation committee are immaterial. Additionally, there have been no adjustments to prices received from third parties as of December 31, 2014.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Fixed Income Securities

The Bond Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

During the year ended December 31, 2014, the Low-Duration Bond Fund and Medium-Duration Bond Fund entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Bond Funds, Small Cap Equity Fund and the Flexible Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. A Fund’s investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

e. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

f. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2014, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount(1)
Money Market
Goldman Sachs & Co.	$34,000,000	$(34,000,000)	$—	$—

Medium-Duration Bond
BNP Paribas Securities Corporation	$15,500,000	$(15,500,000)	$—	$—
Citigroup Global Markets, Inc.	14,800,000	(14,800,000)	—	—
JPMorgan Securities LLC	800,000	(800,000)	—	—

	$31,100,000	$(31,100,000)	$—	$—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

g. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets.

At December 31, 2014, the value of securities sold short in the Medium-Duration Bond and International Equity Funds amounted to $8,826,676 and $91,705,652, respectively.

h. Synthetic Convertible Instruments

The Defensive Market Strategies Fund invests in synthetic convertible instruments. Synthetic convertible instruments are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from synthetic convertible instruments will be recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

i. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Bond Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Bond Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These up-front payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2014, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by up-front payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, up-front payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. The Funds enter into credit default swaps with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Exchange Traded Swap Agreements — Exchange traded swaps are either interest rate or credit default swap agreements brokered by the Chicago Mercantile Exchange or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Exchange traded swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Exchange traded swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of exchange traded interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Exchange traded swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2014, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $5,520,767 and $6,970,000, respectively, and the sellers (“providing protection”) on a total notional amount of $7,657,739 and $46,350,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name Credit Default Swaps		Credit Default Swap Index
	Corporate	Sovereign	Asset-Backed	Corporate
Reference Asset	Debt	Debt	Securities	Debt	Total
Low-Duration Bond Fund
Fair value of written credit derivatives	$39,435	$—	$(10,881)	$—	$28,554
Maximum potential amount of future payments	1,900,000	—	5,757,739	—	7,657,739
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—
Medium-Duration Bond Fund
Fair value of written credit derivatives	$152,077	$(52,471)	$607,575	$—	$707,181
Maximum potential amount of future payments	3,000,000	7,800,000	35,550,000	—	46,350,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

At December 31, 2014, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of a triggering event.

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Low-Duration Bond Fund
0 - 100	$—	$—	$1,900,000	$—	$5,757,739	$7,657,739
101 - 250	—	—	—	—	—	—
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$1,900,000	$—	$5,757,739	$7,657,739

Medium-Duration Bond Fund
0 - 100	$—	$—	$36,650,000	$—	$—	$36,650,000
101 - 250	—	—	9,700,000	—	—	9,700,000
251 - 500	—	—	—	—	—	—
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$46,350,000	$—	$—	$46,350,000

Offsetting of Financial and Derivative Assets and Liabilities

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA

MA in the Statements of Assets and Liabilities.

At December 31, 2014, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
My Destination 2005
Derivative Financial Instruments:
Financial futures contracts	$—	$6,075

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,075
Derivatives not subject to an MA or similar agreement	—	6,075

Total assets and liabilities subject to an MA	$—	$—

My Destination 2015
Derivative Financial Instruments:
Financial futures contracts	$4,158	$33,006

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,158	33,006
Derivatives not subject to an MA or similar agreement	4,158	33,006

Total assets and liabilities subject to an MA	$—	$—

My Destination 2025
Derivative Financial Instruments:
Financial futures contracts	$5,637	$77,335

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,637	77,335
Derivatives not subject to an MA or similar agreement	5,637	77,335

Total assets and liabilities subject to an MA	$—	$—

My Destination 2035
Derivative Financial Instruments:
Financial futures contracts	$2,519	$54,975

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,519	54,975
Derivatives not subject to an MA or similar agreement	2,519	54,975

Total assets and liabilities subject to an MA	$—	$—

My Destination 2045
Derivative Financial Instruments:
Financial futures contracts	$988	$43,116

Total derivative assets and liabilities in the Statements of Assets and Liabilities	988	43,116
Derivatives not subject to an MA or similar agreement	988	43,116

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
My Destination 2055
Derivative Financial Instruments:
Financial futures contracts	$—	$6,075

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,075
Derivatives not subject to an MA or similar agreement	—	6,075

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation
Derivative Financial Instruments:
Financial futures contracts	$525	$7,681

Total derivative assets and liabilities in the Statements of Assets and Liabilities	525	7,681
Derivatives not subject to an MA or similar agreement	525	7,681

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation
Derivative Financial Instruments:
Financial futures contracts	$20,671	$131,240

Total derivative assets and liabilities in the Statements of Assets and Liabilities	20,671	131,240
Derivatives not subject to an MA or similar agreement	20,671	131,240

Total assets and liabilities subject to an MA	$—	$—

Growth Allocation
Derivative Financial Instruments:
Financial futures contracts	$9,854	$154,135

Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,854	154,135
Derivatives not subject to an MA or similar agreement	9,854	154,135

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation
Derivative Financial Instruments:
Financial futures contracts	$1,815	$180,140

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,815	180,140
Derivatives not subject to an MA or similar agreement	1,815	180,140

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation I
Derivative Financial Instruments:
Financial futures contracts	$—	$2,430

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,430
Derivatives not subject to an MA or similar agreement	—	2,430

Total assets and liabilities subject to an MA	$—	$—

Balanced Allocation I
Derivative Financial Instruments:
Financial futures contracts	$4,650	$29,505

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,650	29,505
Derivatives not subject to an MA or similar agreement	4,650	29,505

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Growth Allocation I
Derivative Financial Instruments:
Financial futures contracts	$1,681	$30,720

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,681	30,720
Derivatives not subject to an MA or similar agreement	1,681	30,720

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation I
Derivative Financial Instruments:
Financial futures contracts	$275	$28,825

Total derivative assets and liabilities in the Statements of Assets and Liabilities	275	28,825
Derivatives not subject to an MA or similar agreement	275	28,825

Total assets and liabilities subject to an MA	$—	$—

Low-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$82,556	$101,470
Forward foreign exchange contracts	1,539,291	713,388
Options	537,274	709,997
Swaps	349,871	775,871

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,508,992	2,300,726
Derivatives not subject to an MA or similar agreement	271,991	101,480

Total assets and liabilities subject to an MA	$2,237,001	$2,199,246

Medium-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$306,364	$129,456
Forward foreign exchange contracts	1,871,264	868,157
Options	90,653	205,209
Swaps	1,271,797	5,340,660

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,540,078	6,543,482
Derivatives not subject to an MA or similar agreement	1,260,023	5,101,081

Total assets and liabilities subject to an MA	$2,280,055	$1,442,401

Global Bond
Derivative Financial Instruments:
Financial futures contracts	$58,906	$19,875
Forward foreign exchange contracts	1,419,772	564,644

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,478,678	584,519
Derivatives not subject to an MA or similar agreement	58,906	19,875

Total assets and liabilities subject to an MA	$1,419,772	$564,644

Defensive Market Strategies
Derivative Financial Instruments:
Financial futures contracts	$—	$323,190
Forward foreign exchange contracts	65,560	2,132
Options	—	396,573

Total derivative assets and liabilities in the Statements of Assets and Liabilities	65,560	721,895
Derivatives not subject to an MA or similar agreement	65,560	721,895

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Equity Index
Derivative Financial Instruments:
Financial futures contracts	$—	$181,035

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	181,035
Derivatives not subject to an MA or similar agreement	—	181,035

Total assets and liabilities subject to an MA	$—	$—

Value Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$482,355

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	482,355
Derivatives not subject to an MA or similar agreement	—	482,355

Total assets and liabilities subject to an MA	$—	$—

Growth Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$741,150

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	741,150
Derivatives not subject to an MA or similar agreement	—	741,150

Total assets and liabilities subject to an MA	$—	$—

Small Cap Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$123,190

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	123,190
Derivatives not subject to an MA or similar agreement	—	123,190

Total assets and liabilities subject to an MA	$—	$—

International Equity
Derivative Financial Instruments:
Financial futures contracts	$296,840	$486,204
Forward foreign exchange contracts	3,228,345	2,638,703

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,525,185	3,124,907
Derivatives not subject to an MA or similar agreement	296,840	486,204

Total assets and liabilities subject to an MA	$3,228,345	$2,638,703

Emerging Markets Equity
Derivative Financial Instruments:
Financial futures contracts	$267,310	$66,926
Forward foreign exchange contracts	1,124,175	2,335,245
Swaps	—	8,276

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,391,485	2,410,447
Derivatives not subject to an MA or similar agreement	267,310	66,924

Total assets and liabilities subject to an MA	$1,124,175	$2,343,523

Inflation Protected Bond
Derivative Financial Instruments:
Financial futures contracts	$75,362	$60,547
Forward foreign exchange contracts	749,862	83,026
Options	502,651	364,104

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,327,875	507,677
Derivatives not subject to an MA or similar agreement	578,013	424,651

Total assets and liabilities subject to an MA	$749,862	$83,026

Fund	Assets	Liabilities
Real Estate Securities
Derivative Financial Instruments:
Financial futures contracts	$—	$100,400

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	100,400
Derivatives not subject to an MA or similar agreement	—	100,400

Total assets and liabilities subject to an MA	$—	$—

At December 31, 2014, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$682,151	$(394,164)	$287,987	$—	$287,987

	682,151	(394,164)	287,987	—	287,987

Sub-adviser B
GSC	605,259	(1,183,471)	(578,212)	—	(578,212)
Other Counterparties*	949,591	(621,611)	327,980	—	327,980

	1,554,850	(1,805,082)	(250,232)	—	(250,232)

Total Derivatives	$2,237,001	$(2,199,246)	$37,755	$—	$37,755

Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$608,480	$(464,205)	$144,275	$—	$144,275

Sub-adviser B
JPM	420,945	(2,239)	418,706	—	418,706
Other Counterparties*	909,015	(761,893)	147,122	—	147,122

	1,329,960	(764,132)	565,828	—	565,828

Sub-adviser C
Other Counterparties*	341,615	(214,064)	127,551	—	127,551

Total Derivatives	$2,280,055	$(1,442,401)	$837,654	$—	$837,654

Global Bond
Sub-adviser A
HSBC	$731,553	$(150,859)	$580,694	$—	$580,694
Other Counterparties*	688,219	(413,785)	274,434	—	274,434

Total Derivatives	$1,419,772	$(564,644)	$855,128	$—	$855,128

International Equity
Sub-adviser A
Other Counterparties*	$418,206	$(81,770)	$336,436	$—	$336,436

Sub-adviser B
Other Counterparties*	2,810,139	(2,556,933)	253,206	—	253,206

Total Derivatives	$3,228,345	$(2,638,703)	$589,642	$—	$589,642

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$1,124,175	$(2,343,523)	$(1,219,348)	$—	$(1,219,348)

Inflation Protected Bond
Sub-adviser A
BNP	$570,045	$—	$570,045	$—	$570,045
Other Counterparties*	179,817	(83,026)	96,791	—	96,791

Total Derivatives	$749,862	$(83,026)	$666,836	$—	$666,836

Additional information about master netting arrangements can be found in the Repurchase Agreements and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts.The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2014.

	Asset Derivative Value
Fund	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$7,103	$—	$—	$—	$7,103

MyDestination 2015
Futures	$13,834	$13,185	$—	$—	$649

MyDestination 2025
Futures	$38,702	$10,034	$—	$—	$28,668

MyDestination 2035
Futures	$20,600	$7,190	$—	$—	$13,410

	Asset Derivative Value
Fund	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2045
Futures	$30,356	$1,597	$—	$—	$28,759

MyDestination 2055
Futures	$7,102	$—	$—	$—	$7,102

Conservative Allocation
Futures	$5,116	$(3,656)	$—	$—	$8,772

Balanced Allocation
Futures	$153,131	$108,280	$—	$—	$44,851

Growth Allocation
Futures	$82,988	$36,658	$—	$—	$46,330

Aggressive Allocation
Futures	$59,785	$—	$—	$—	$59,785

Conservative Allocation I
Futures	$2,841	$—	$—	$—	$2,841

Balanced Allocation I
Futures	$27,025	$17,953	$—	$—	$9,072

Growth Allocation I
Futures	$19,397	$8,904	$—	$—	$10,493

Aggressive Allocation I
Futures	$17,716	$—	$—	$—	$17,716

Low-Duration Bond
Forwards	$1,539,291	$—	$1,539,291	$—	$—
Futures	(68,994)	(68,994)	—	—	—
Purchased Options	537,274	537,274	—	—	—
Swaps	349,871	270,616	—	79,255	—

Totals	$2,357,442	$738,896	$1,539,291	$79,255	$—

Medium-Duration Bond
Forwards	$1,871,264	$—	$1,871,264	$—	$—
Futures	835,774	835,774	—	—	—
Purchased Options	90,653	90,653	—	—	—
Swaps	1,271,797	1,027,765	—	244,032	—

Totals	$4,069,488	$1,954,192	$1,871,264	$244,032	$—

Global Bond Fund
Forwards	$1,419,772	$—	$1,419,772	$—	$—
Futures	(38,585)	(38,585)	—	—	—

Totals	$1,381,187	$(38,585)	$1,419,772	$—	$—

Defensive Market Strategies
Forwards	$65,560	$—	$65,560	$—	$—
Futures	404,047	—	—	—	404,047

Totals	$469,607	$—	$65,560	$—	$404,047

	Asset Derivative Value
Fund	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Equity Index
Futures	$197,656	$—	$—	$—	$197,656

Value Equity
Futures	$472,607	$—	$—	$—	$472,607

Growth Equity Fund
Futures	$733,237	$—	$—	$—	$733,237

Small Cap Equity
Futures	$660,446	$—	$—	$—	$660,446

International Equity
Forwards	$3,228,345	$—	$3,228,345	$—	$—
Futures	1,380,879	—	—	—	1,380,879

Totals	$4,609,224	$—	$3,228,345	$—	$1,380,879

Emerging Markets Equity
Forwards	$1,124,175	$—	$1,124,175	$—	$—
Futures	342,190	—	—	—	342,190

Totals	$1,466,365	$—	$1,124,175	$—	$342,190

Inflation Protected Bond
Forwards	$749,862	$—	$749,862	$—	$—
Futures	33,159	33,159	—	—	—
Purchased Options	502,651	81,026	421,625	—	—

Totals	$1,285,672	$114,185	$1,171,487	$—	$—

Real Estate Securities
Futures	$150,649	$—	$—	$—	$150,649

	Liability Derivative Value
Fund	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$713,388	$—	$713,388	$—	$—
Futures	649,496	649,496	—	—	—
Swaps	775,871	63,483	—	712,388	—
Written Options	709,997	709,997	—	—	—

Totals	$2,848,752	$1,422,976	$713,388	$712,388	$—

Medium-Duration Bond
Forwards	$868,157	$—	$868,157	$—	$—
Futures	1,324,686	1,358,960	(34,274)	—	—
Swaps	5,340,660	5,115,948	—	224,712	—
Written Options	205,209	176,636	26,823	1,750	—

Totals	$7,738,712	$6,651,544	$860,706	$226,462	$—

	Liability Derivative Value
Fund	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Bond Fund
Forwards	$564,644	$—	$564,644	$—	$—
Futures	319,491	319,491	—	—	—

Totals	$884,135	$319,491	$564,644	$—	$—

Defensive Market Strategies
Forwards	$2,132	$—	$2,132	$—	$—
Written Options	396,573	—	—	—	396,573

Totals	$398,705	$—	$2,132	$—	$396,573

International Equity
Forwards	$2,638,703	$—	$2,638,703	$—	$—
Futures	1,469,962	—	—	—	1,469,962

Totals	$4,108,665	$—	$2,638,703	$—	$1,469,962

Emerging Markets Equity
Forwards	$2,335,245	$—	$2,335,245	$—	$—
Futures	106,290	—	—	—	106,290
Swaps	8,276	—	—	—	8,276

Totals	$2,449,811	$—	$2,335,245	$—	$114,566

Inflation Protected Bond
Forwards	$83,026	$—	$83,026	$—	$—
Futures	1,176,778	1,176,778	—	—	—
Written Options	364,104	73,748	290,356	—	—

Totals	$1,623,908	$1,250,526	$373,382	$—	$—

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Option contracts written
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$81,843	$—	$—	$—	$81,843

MyDestination 2015
Futures	$413,357	$89,190	$—	$—	$324,167

MyDestination 2025
Futures	$573,944	$110,069	$—	$—	$463,875

MyDestination 2035
Futures	$506,649	$44,725	$—	$—	$461,924

MyDestination 2045
Futures	$350,591	$8,688	$—	$—	$341,903

MyDestination 2055
Futures	$62,896	$—	$—	$—	$62,896

Conservative Allocation
Futures	$127,329	$11,307	$—	$—	$116,022

Balanced Allocation
Futures	$1,818,821	$565,115	$—	$—	$1,253,706

Growth Allocation
Futures	$1,692,771	$233,894	$—	$—	$1,458,877

Aggressive Allocation
Futures	$1,406,268	$—	$—	$—	$1,406,268

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Conservative Allocation I
Futures	$33,856	$—	$—	$—	$33,856

Balanced Allocation I
Futures	$445,297	$132,542	$—	$—	$312,755

Growth Allocation I
Futures	$393,823	$50,348	$—	$—	$343,475

Aggressive Allocation I
Futures	$291,811	$—	$—	$—	$291,811

Low-Duration Bond
Forwards	$3,021,409	$—	$3,021,409	$—	$—
Futures	(968,391)	(968,391)	—	—	—
Purchased Options	239,130	239,130	—	—	—
Swaps	(1,420,070)	(1,558,709)	—	138,639	—
Written Options	499,493	499,493	—	—	—

Totals	$1,371,571	$(1,788,477)	$3,021,409	$138,639	$—

Medium-Duration Bond
Forwards	$3,971,982		$3,971,982	$—	$—
Futures	2,298,058	2,167,585	130,473	—	—
Purchased Options	(358,668)	(203,354)	(155,314)	—	—
Swaps	(664,882)	(713,095)	—	48,213	—
Written Options	1,567,536	1,345,079	203,172	19,285	—

Totals	$6,814,026	$2,596,215	$4,150,313	$67,498	$—

Global Bond
Forwards	$782,452	$—	$782,452	$—	$—
Futures	(402,950)	(402,950)	—	—	—
Purchased Options	41,440	—	41,440	—	—

Totals	$420,942	$(402,950)	$823,892	$—	$—

Defensive Market Strategies
Forwards	$693,096	$—	$693,096	$—	$—
Futures	2,261,848	—	—	—	2,261,848
Purchased Options	(186,885)	—	—	—	(186,885)
Written Options	2,973,663	—	—	—	2,973,663

Totals	$5,741,722	$—	$693,096	$—	$5,048,626

Equity Index
Futures	$1,646,547	$—	$—	$—	$1,646,547

Value Equity
Futures	$6,092,546	$—	$—	$—	$6,092,546

Growth Equity
Futures	$10,701,837	$—	$—	$—	$10,701,837

Small Cap Equity
Forwards	$(39,899)	$—	$(39,899)	$—	$—
Futures	4,497,767	(42,458)	(3,363)	—	4,543,588
Purchased Options	(23,934)	(8,270)	(15,664)	—	—
Written Options	12,505	12,505	—	—	—

Totals	$4,446,439	$(38,223)	$(58,926)	$—	$4,543,588

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$(3,848,642)	$—	$(3,848,642)	$—	$—
Futures	(4,947,895)	—	—	—	(4,947,895)

Totals	$(8,796,537)	$—	$(3,848,642)	$—	$(4,947,895)

Emerging Markets Equity
Forwards	$1,087,312	$—	$1,087,312	$—	$—
Futures	1,127,606	—	—	—	1,127,606
Swaps	(341,430)	—	—	—	(341,430)

Totals	$1,873,488	$—	$1,087,312	$—	$786,176

Inflation Protected Bond
Forwards	$2,516,397	$—	$2,516,397	$—	$—
Futures	(2,799,456)	(2,799,456)	—	—	—
Purchased Options	(1,200,799)	(946,400)	(216,810)	—	(37,589)
Written Options	412,017	174,400	237,617	—	—

Totals	$(1,071,841)	$(3,571,456)	$2,537,204	$—	$(37,589)

Real Estate Securities
Futures	$606,399	$—	$—	$—	$606,399

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$(11,000)	$—	$—	$—	$(11,000)

MyDestination 2015
Futures	$(86,666)	$40,958	$—	$—	$(127,624)

MyDestination 2025
Futures	$(143,792)	$35,994	$—	$—	$(179,786)

MyDestination 2035
Futures	$(139,630)	$23,799	$—	$—	$(163,429)

MyDestination 2045
Futures	$(99,166)	$6,144	$—	$—	$(105,310)

MyDestination 2055
Futures	$(3,760)	$—	$—	$—	$(3,760)

Conservative Allocation
Futures	$(33,075)	$124	$—	$—	$(33,199)

Balanced Allocation
Futures	$(240,012)	$285,847	$—	$—	$(525,859)

Growth Allocation
Futures	$(472,413)	$96,220	$—	$—	$(568,633)

Aggressive Allocation
Futures	$(696,269)	$—	$—	$—	$(696,269)

Conservative Allocation I
Futures	$(4,400)	$—	$—	$—	$(4,400)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation I
Futures	$(65,672)	$56,874	$—	$—	$(122,546)

Growth Allocation I
Futures	$(121,182)	$25,310	$—	$—	$(146,492)

Aggressive Allocation I
Futures	$(122,132)	$—	$—	$—	$(122,132)

Low-Duration Bond
Forwards	$692,228	$—	$692,228	$—	$—
Futures	(1,107,837)	(1,107,837)	—	—	—
Purchased Options	(266,066)	(266,066)	—	—	—
Swaps	529,699	783,259	—	(253,560)	—
Written Options	264,145	264,145	—	—	—

Totals	$112,169	$(326,499)	$692,228	$(253,560)	$—

Medium-Duration Bond
Forwards	$994,643	$—	$994,643	$—	$—
Futures	(320,613)	(354,887)	34,274	—	—
Purchased Options	(806,646)	(853,081)	46,435	—	—
Swaps	(4,102,170)	(3,875,310)	—	(226,860)	—
Written Options	1,043,224	1,028,286	7,197	7,741	—

Totals	$(3,191,562)	$(4,054,992)	$1,082,549	$(219,119)	$—

Global Bond
Forwards	$1,080,316	$—	$1,080,316	$—	$—
Futures	(367,225)	(367,225)	—	—	—
Purchased Options	32,465	—	32,465	—	—

Totals	$745,556	$(367,225)	$1,112,781	$—	$—

Defensive Market Strategies
Forwards	$95,057	$—	$95,057	$—	$—
Futures	(436,052)	—	—	—	(436,052)
Purchased Options	144,396	—	—	—	144,396
Written Options	211,818	—	—	—	211,818

Totals	$15,219	$—	$95,057	$—	$(79,838)

Equity Index
Futures	$(230,345)	$—	$—	$—	$(230,345)

Value Equity
Futures	$(1,318,486)	$—	$—	$—	$(1,318,486)

Growth Equity
Futures	$(1,618,936)	$—	$—	$—	$(1,618,936)

Small Cap Equity
Forwards	$(2,961)	$—	$(2,961)	$—	$—
Futures	(3,701,341)	(206,675)	—	—	(3,494,666)
Purchased Options	954	(8,325)	9,279	—	—
Written Options	1,839	1,839	—	—	—

Totals	$(3,701,509)	$(213,161)	$6,318	$—	$(3,494,666)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/14	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$1,210,017	$—	$1,210,017	$—	$—
Futures	(3,712,727)	—	—	—	(3,712,727)

Totals	$(2,502,710)	$—	$1,210,017	$—	$(3,712,727)

Emerging Markets Equity
Forwards	$(1,251,398)	$—	$(1,251,398)	$—	$—
Futures	(698,739)	—	—	—	(698,739)
Swaps	(8,276)	—	—	—	(8,276)

Totals	$(1,958,413)	$—	$(1,251,398)	$—	$(707,015)

Inflation Protected Bond
Forwards	$1,085,959	$—	$1,085,959	$—	$—
Futures	(1,212,441)	(1,212,441)	—	—	—
Purchased Options	87,091	(52,160)	216,283	(77,032)	—
Written Options	(56,849)	54,846	(111,695)	—	—

Totals	$(96,240)	$(1,209,755)	$1,190,547	$(77,032)	$—

Real Estate Securities
Futures	$(6,888)	$—	$—	$—	$(6,888)

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2014. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2005	$—	$563,593	$—	$—
MyDestination 2015	—	6,124,198	—	—
MyDestination 2025	—	9,620,550	—	—
MyDestination 2035	—	7,085,683	—	—
MyDestination 2045	—	4,924,930	—	—
MyDestination 2055	—	403,969	—	—
Conservative Allocation	—	4,132,660	—	—
Balanced Allocation	—	25,785,188	—	—
Growth Allocation	—	20,441,188	—	—
Aggressive Allocation	—	18,808,678	—	—
Conservative Allocation I	—	198,161	—	—
Balanced Allocation I	—	6,337,618	—	—
Growth Allocation I	—	4,660,898	—	—
Aggressive Allocation I	—	3,300,738	—	—
Low-Duration Bond	32,030,961	302,744,503	237,928	74,715,144
Medium-Duration Bond	32,773,025	276,078,966	497,606	1,661,119,500
Global Bond	26,476,689	15,679,663	62,659	—
Defensive Market Strategies	1,309,172	22,006,113	61,689	—
Equity Index	—	14,683,292	—	—
Value Equity	—	40,278,626	—	—
Growth Equity	—	64,059,650	—	—
Small Cap Equity	2,360,818	32,847,375	8,114	—

	Long Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
International Equity	$297,946,186	$ 150,394,940	$—	$—
Emerging Markets Equity	99,946,511	37,716,709	—	—
Inflation Protected Bond	7,836,371	58,802,611	191,171	—
Real Estate Securities	—	5,208,438	—	—

	Short Derivative Volume
	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
Low-Duration Bond	$72,712,952	$173,097,331	$263,096	$25,981,900
Medium-Duration Bond	79,818,975	200,847,336	858,767	4,177,876,750
Global Bond	37,414,405	12,615,414	—	—
Defensive Market Strategies	6,766,923	—	476,674	—
Small Cap Equity	3,752,342	27,463,438	5,965	—
International Equity	273,399,419	4,779,775	—	—
Emerging Markets Equity	91,077,206	4,730,065	—	770,166
Inflation Protected Bond	34,266,122	85,227,994	101,138	—

j. Dividends and Distributions to Shareholders

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive

Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Date Target Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2014, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	0.00%
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Conservative Allocation I	0.10%	0.00%
Balanced Allocation I	0.10%	0.00%
Growth Allocation I	0.10%	0.00%
Aggressive Allocation I	0.10%	0.00%
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.20%
Medium-Duration Bond	0.21%	0.21%
Extended-Duration Bond	0.25%	0.24%
Global Bond	0.21%	0.25%
Defensive Market Strategies	0.37%	0.34%
Equity Index	0.13%	0.02%
Value Equity	0.40%	0.22%
Growth Equity	0.45%	0.38%
Small Cap Equity	0.27%	0.63%
International Equity	0.47%	0.41%
Emerging Markets Equity	0.47%	0.78%
Inflation Protected Bond	0.20%	0.11%
Flexible Income	0.25%	0.49%
Real Assets	0.10%	0.00%
Real Estate Securities	0.28%	0.43%
Global Natural Resources Equity	0.39%	0.65%

For the year ended December 31, 2014, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$89,544	$(32,879)	$56,665
MyDestination 2015	467,521	—	467,521
MyDestination 2025	607,984	—	607,984
MyDestination 2035	329,769	—	329,769
MyDestination 2045	234,348	77,156	311,504
MyDestination 2055	21,762	(91,150)	(69,388)
Conservative Allocation	319,238	(131,974)	187,264
Balanced Allocation	1,309,898	(107,068)	1,202,830
Growth Allocation	967,268	(95,613)	871,655
Aggressive Allocation	875,638	(85,002)	790,636
Conservative Allocation I	81,422	(41,323)	40,099
Balanced Allocation I	389,385	—	389,385
Growth Allocation I	273,287	—	273,287
Aggressive Allocation I	188,567	(3,175)	185,392
Money Market(1)	1,190,257	—	1,190,257
Low-Duration Bond	1,130,395	(729,777)	400,618
Medium-Duration Bond	1,775,320	(963,171)	812,149
Extended-Duration Bond	726,131	(187,137)	538,994
Global Bond	804,642	(90,441)	714,201
Defensive Market Strategies	1,963,819	155,755	2,119,574
Equity Index	494,993	(301,485)	193,508
Value Equity	5,498,800	(93,142)	5,405,658
Growth Equity	6,523,401	(623,789)	5,899,612
Small Cap Equity	1,499,648	(135,838)	1,363,810
International Equity	6,630,434	(995,584)	5,634,850
Emerging Markets Equity	1,438,021	(1,057,396)	380,625
Inflation Protected Bond	602,106	(33,677)	568,429
Flexible Income	298,413	(37,045)	261,368
Real Assets	48,517	(112,332)	(63,815)
Real Estate Securities	709,393	(12,835)	696,558
Global Natural Resources Equity	1,089,302	(49,148)	1,040,154

(1)

The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund includes shareholder servicing fee waiver and other waivers, respectively, in addition to the advisory fee waiver.

b. Shareholder Servicing Fees

The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Select Fund. Under this Plan, the Investor Class of each Select Fund, with the exception of the Real Assets Fund, is authorized to pay fees of 0.24% of average daily net assets to parties that provide services for and maintain shareholder accounts.

The Board of Trustees voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated by the Board of Trustees at any time.

c. Expense Limitation

GSCM has agreed, through April 30, 2015, to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund (excluding interest, taxes, brokerage commissions, dividend expense on securities sold short and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

Fund	Institutional Class	Investor Class
MyDestination 2005	N/A	0.20%
MyDestination 2015	N/A	0.20%
MyDestination 2025	N/A	0.20%
MyDestination 2035	N/A	0.20%
MyDestination 2045	N/A	0.20%
MyDestination 2055	N/A	0.20%
Conservative Allocation	N/A	0.12%
Balanced Allocation	N/A	0.12%
Growth Allocation	N/A	0.12%
Aggressive Allocation	N/A	0.12%
Conservative Allocation I	0.15%	N/A
Balanced Allocation I	0.15%	N/A
Growth Allocation I	0.15%	N/A
Aggressive Allocation I	0.15%	N/A
Money Market	0.20%	0.39%
Low-Duration Bond	0.36%	0.57%
Medium-Duration Bond	0.48%	0.63%
Extended-Duration Bond	0.63%	0.75%
Global Bond	N/A	1.02%
Defensive Market Strategies	0.99%	1.25%
Equity Index	0.23%	0.38%
Value Equity	0.74%	0.94%
Growth Equity	0.88%	1.06%
Small Cap Equity	1.12%	1.21%
International Equity	0.96%	1.20%
Emerging Markets Equity	1.25%	1.50%
Inflation Protected Bond	N/A	0.67%
Flexible Income	N/A	1.20%
Real Assets	N/A	0.12%
Real Estate Securities	N/A	1.29%
Global Natural Resources Equity	N/A	1.50%

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2014, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Institutional Class			Investor Class
	2012	2013	2014	2012	2013	2014
MyDestination 2005	N/A	N/A	N/A	$48,296	$40,223	$32,879
MyDestination 2015	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2025	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2035	N/A	N/A	N/A	N/A	N/A	N/A
MyDestination 2045	N/A	N/A	N/A	12,182	N/A	N/A
MyDestination 2055	N/A	N/A	N/A	95,601	87,450	91,150
Conservative Allocation	N/A	N/A	N/A	119,266	122,093	131,974
Balanced Allocation	N/A	N/A	N/A	117,270	98,366	107,068
Growth Allocation	N/A	N/A	N/A	104,633	87,577	95,613
Aggressive Allocation	N/A	N/A	N/A	97,258	79,432	85,002
Conservative Allocation I	$42,753	$43,252	$41,323	N/A	N/A	N/A
Balanced Allocation I	N/A	N/A	N/A	N/A	N/A	N/A
Growth Allocation I	N/A	N/A	N/A	N/A	N/A	N/A
Aggressive Allocation I	17,895	9,637	3,175	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Low-Duration Bond	53,538	62,386	64,909	493,263	539,623	566,567
Medium-Duration Bond	12,070	48,408	51,107	679,378	703,036	727,829
Extended-Duration Bond	N/A	N/A	N/A	82,647	129,150	160,084
Global Bond	N/A	N/A	N/A	N/A	N/A	N/A
Defensive Market Strategies	N/A	N/A	N/A	N/A	N/A	N/A
Equity Index	N/A	N/A	N/A	210,543	234,035	267,432
Value Equity	N/A	N/A	N/A	N/A	N/A	N/A
Growth Equity	N/A	N/A	N/A	544,115	254,800	471,725
Small Cap Equity	N/A	N/A	N/A	186,783	N/A	88,208
International Equity	388,370	345,716	144,687	1,703,913	1,480,579	702,433
Emerging Markets Equity	N/A	22,538	176,022	N/A	111,351	849,038
Inflation Protected Bond	N/A	N/A	N/A	N/A	N/A	N/A
Flexible Income	N/A	N/A	N/A	N/A	28,255	$10,828
Real Assets	N/A	N/A	N/A	N/A	67,124	112,332
Real Estate Securities	N/A	N/A	N/A	N/A	N/A	N/A
Global Natural Resources Equity	N/A	N/A	N/A	N/A	N/A	N/A

During the year ended December 31, 2014, GSCM recaptured the following amounts:

	Institutional Class	Investor Class
MyDestination 2045	N/A	$77,156
Defensive Market Strategies	$68,233	153,384
Equity Index	220	N/A

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Defensive Market Strategies	$34,941
Value Equity	87,147
Growth Equity	48,532
Small Cap Equity	66,044
International Equity	13,940
Global Natural Resources Equity	14,749

e. Administrator, Transfer Agent and Distributor

For its services as Administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2014, BNY Mellon received $3,252,549 in aggregate fees and expenses for services rendered under the various agreements described above.

Certain employees of BNY Mellon are officers of the Funds. BNY Mellon serves as Administrator and Transfer Agent of the Funds.

Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Date Target, Asset Allocation Funds and the Real Asset Fund do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target, Asset Allocation Fund and the Real Asset Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2014, the Date Target, Asset Allocation Funds and the Real Asset Fund were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Global Bond	Defen- sive Market Strategies	Value Equity	Growth Equity	Small Cap Equity	Inter- national Equity	Emer- ging Markets Equity	Inflation Protected Bond	Flexible Income	Real Estate Securities	Global Natural Resources Equity
MyDestination 2005	3.64%	0.81%	—	0.58%	1.74%	0.26%	0.27%	0.18%	0.36%	0.47%	3.00%	3.43%	0.35%	0.61%
MyDestination 2015	6.45	5.17	1.70%	5.56	15.11	2.17	2.21	1.64	3.00	3.78	15.86	17.19	1.95	3.24
MyDestination 2025	4.13	5.33	3.45	9.71	19.72	4.29	4.36	3.47	6.14	7.88	8.30	7.08	6.92	6.52
MyDestination 2035	0.28	1.51	0.81	7.48	0.75	3.74	3.82	3.66	5.51	7.12	—	—	4.50	4.48
MyDestination 2045	—	0.08	—	3.83	—	2.96	3.01	3.15	4.44	5.74	—	—	3.15	3.18
MyDestination 2055	—	—	—	0.34	—	0.33	0.34	0.36	0.49	0.65	—	—	0.33	0.35
Conservative Allocation	13.81	2.88	—	2.11	4.86	0.75	0.77	0.48	1.04	1.31	10.30	11.83	1.18	4.14
Balanced Allocation	16.74	17.87	11.38	25.55	18.07	6.43	6.57	4.16	8.71	11.01	24.32	29.40	13.55	26.76
Growth Allocation	7.45	7.99	5.14	11.51	—	9.27	9.48	5.97	12.86	16.03	—	—	12.57	21.44
Aggressive Allocation	—	—	—	—	—	12.99	13.26	8.51	18.10	22.64	—	—	—	—
Conservative Allocation I	5.47	1.52	—	0.53	1.22	0.45	0.40	0.23	0.35	0.33	2.59	2.97	0.30	1.04
Balanced Allocation I	7.68	10.89	13.03	7.44	5.25	4.43	3.96	2.32	3.37	3.20	7.08	8.55	3.94	7.79
Growth Allocation I	3.36	4.79	5.78	3.29	—	6.27	5.62	3.27	4.89	4.59	—	—	3.60	6.13
Aggressive Allocation I	—	—	—	—	—	6.59	5.90	3.49	5.17	4.85	—	—	—	—
Real Assets Fund	—	—	—	—	—	—	—	—	—	—	6.02	7.29	3.07	3.72

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2014 is as follows:

	Total Value at 12/31/13	Total Value at 12/31/14	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005
Money Market	$1,750,776	$1,910,861	$24,267,482	$24,107,397	$181	$112
Low-Duration Bond	26,643,303	33,794,181	7,678,198	397,000	382,380	14,318
Medium-Duration Bond	9,314,107	9,488,036	777,357	941,000	173,907	23,950
Global Bond	2,303,743	2,331,291	189,744	153,500	79,744	—
Defensive Market Strategies	9,615,183	9,987,044	1,422,563	1,239,500	108,879	698,185
Value Equity	4,530,323	4,673,762	959,550	933,000	41,322	350,729
Growth Equity	4,515,306	4,664,644	1,104,942	990,500	—	448,442
Small Cap Equity	1,089,610	1,158,017	280,005	154,000	1,300	108,704
International Equity	5,319,158	5,316,895	1,200,285	800,000	111,785	—
Emerging Markets Equity	1,475,630	1,398,322	244,389	230,500	6,827	28,061
Inflation Protected Bond	9,885,972	9,093,029	1,184,286	2,061,500	206,286	—
Flexible Income	4,132,693	4,486,247	498,440	10,000	132,391	9,548
Real Estate Securities	830,902	933,078	118,627	98,500	21,992	31,135
Global Natural Resources Equity	1,650,400	1,607,567	459,802	144,500	4,884	35,918

	$83,057,106	$90,842,974	$40,385,670	$32,260,897	$1,271,878	$1,749,102

MyDestination 2015
Money Market	$6,090,835	$6,850,488	$51,944,342	$51,184,689	$715	$376
Low-Duration Bond	49,961,846	59,822,143	10,757,995	680,000	682,503	25,492
Medium-Duration Bond	51,248,345	60,578,712	7,557,502	150,000	1,044,586	152,916
Extended-Duration Bond	7,125,395	7,928,977	1,161,823	1,210,000	208,850	168,973
Global Bond	19,687,399	22,334,469	2,797,642	—	722,642	—
Defensive Market Strategies	79,140,133	86,850,243	8,715,260	2,325,000	945,940	6,069,320
Value Equity	36,830,884	38,758,256	4,161,822	2,925,000	346,301	2,915,521
Growth Equity	37,360,474	38,605,800	5,175,095	4,075,000	—	3,725,096
Small Cap Equity	9,878,392	10,339,751	1,657,214	650,000	11,610	970,603
International Equity	43,575,438	43,717,885	5,813,147	2,060,000	919,147	—
Emerging Markets Equity	11,652,513	11,354,421	1,643,297	1,250,000	55,439	227,858
Inflation Protected Bond	42,435,631	48,017,050	9,762,240	4,319,000	987,240	—
Flexible Income	17,072,258	22,456,356	6,043,576	—	599,354	44,222
Real Estate Securities	8,723,360	5,262,519	320,280	4,700,000	142,119	178,161
Global Natural Resources Equity	9,862,035	8,599,479	1,468,266	1,000,000	26,126	192,140

	$430,644,938	$471,476,549	$118,979,501	$76,528,689	$6,692,572	$14,670,678

	Total Value at 12/31/13	Total Value at 12/31/14	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2025
Money Market	$8,386,521	$12,981,724	$80,906,009	$76,310,806	$1,057	$772
Low-Duration Bond	28,603,451	38,289,787	10,834,214	1,000,000	428,273	15,549
Medium-Duration Bond	52,073,121	62,492,952	10,197,971	1,780,000	1,093,015	157,495
Extended-Duration Bond	13,006,251	16,075,404	3,243,665	1,749,500	406,276	341,138
Global Bond	36,500,550	38,981,786	4,109,262	1,369,000	1,333,987	—
Defensive Market Strategies	90,438,214	113,348,211	21,857,308	—	1,208,086	7,853,721
Value Equity	64,490,884	76,719,945	12,736,244	1,527,500	660,313	5,722,431
Growth Equity	64,816,050	76,205,257	15,255,892	3,829,500	—	7,286,392
Small Cap Equity	18,870,550	21,861,453	5,199,205	1,081,500	24,548	2,052,158
International Equity	77,069,778	89,478,946	21,327,751	1,670,000	1,881,251	—
Emerging Markets Equity	21,153,075	23,663,760	5,547,603	1,500,000	114,320	455,783
Inflation Protected Bond	15,858,641	25,148,288	9,548,523	170,000	439,523	—
Flexible Income	5,209,362	9,251,864	4,299,124	—	219,526	16,598
Real Estate Securities	16,051,144	18,659,251	1,480,304	425,000	437,508	622,296
Global Natural Resources Equity	16,286,154	17,313,698	5,239,443	240,500	52,600	386,843

	$528,813,746	$640,472,326	$211,782,518	$92,653,306	$8,300,283	$24,911,176

MyDestination 2035
Money Market	$5,601,401	$7,156,947	$49,094,662	$47,539,116	$728	$456
Low-Duration Bond	—	2,604,914	2,621,393	—	11,393	—
Medium-Duration Bond	8,713,362	17,700,463	8,639,450	—	229,028	43,922
Extended-Duration Bond	8,332,236	3,762,080	2,218,467	7,825,000	234,780	86,687
Global Bond	22,546,037	30,050,179	8,170,841	350,000	911,341	—
Defensive Market Strategies	—	4,303,574	4,427,442	—	38,361	279,081
Value Equity	55,746,522	66,846,825	11,915,432	1,645,000	580,512	5,041,920
Growth Equity	55,765,221	66,774,924	13,892,010	2,805,500	—	6,464,011
Small Cap Equity	18,951,646	23,090,120	6,085,421	748,500	25,927	2,167,494
International Equity	68,380,341	80,240,442	18,909,016	350,000	1,687,016	—
Emerging Markets Equity	19,050,818	21,382,838	4,682,509	886,000	104,403	429,106
Real Estate Securities	9,539,390	12,141,095	1,832,603	149,500	278,996	404,108
Global Natural Resources Equity	9,529,671	11,897,628	5,170,146	400,000	33,712	247,933

	$282,156,645	$347,952,029	$137,659,392	$62,698,616	$4,136,197	$15,164,718

	Total Value at 12/31/13	Total Value at 12/31/14	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2045
Money Market	$4,335,152	$5,036,721	$32,906,215	$32,204,646	$510	$339
Medium-Duration Bond	—	954,926	1,956,711	1,000,000	4,301	2,410
Extended-Duration Bond	2,049,390	—	219,331	2,505,937	49,718	2,612
Global Bond	11,296,170	15,384,277	4,509,448	260,000	447,948	—
Value Equity	43,786,511	52,906,662	9,323,518	835,000	454,480	3,944,537
Growth Equity	43,675,710	52,573,836	10,458,354	1,500,000	—	5,015,354
Small Cap Equity	16,131,917	19,853,981	5,047,008	275,000	22,293	1,863,714
International Equity	54,502,717	64,750,708	15,948,349	410,000	1,345,849	—
Emerging Markets Equity	15,188,913	17,237,150	3,995,573	827,000	84,161	345,911
Real Estate Securities	6,964,203	8,497,709	979,559	107,000	196,539	283,020
Global Natural Resources Equity	6,900,755	8,436,522	3,833,630	640,000	25,631	188,499

	$204,831,438	$245,632,492	$89,177,696	$40,564,583	$2,631,430	$11,646,396

MyDestination 2055
Money Market	$415,075	$709,183	$9,328,552	$9,034,444	$51	$38
Global Bond	789,543	1,361,445	617,671	25,500	37,121	—
Value Equity	3,407,487	5,826,452	2,582,392	182,000	45,826	425,567
Growth Equity	3,393,408	5,880,705	2,859,445	326,500	—	539,446
Small Cap Equity	1,280,757	2,268,008	1,187,732	84,500	2,547	208,185
International Equity	4,243,038	7,171,664	3,622,718	122,750	148,218	—
Emerging Markets Equity	1,191,035	1,938,503	1,022,616	132,250	9,465	38,901
Real Estate Securities	528,778	881,955	333,483	33,500	19,707	29,276
Global Natural Resources Equity	532,392	922,666	690,418	105,000	2,803	20,615

	$15,781,513	$26,960,581	$22,245,027	$10,046,444	$265,738	$1,262,028

Conservative Allocation
Money Market	$4,124,830	$3,302,579	$38,490,932	$39,313,183	$468	$252
Low-Duration Bond	181,357,631	128,115,480	3,616,425	56,714,000	1,965,642	90,783
Medium-Duration Bond	—	33,734,297	34,618,921	700,000	113,767	85,154
Global Bond	—	8,464,633	8,590,920	—	15,920	—
Defensive Market Strategies	24,101,563	27,931,117	6,696,249	2,998,000	290,713	1,917,536
Value Equity	11,615,696	13,416,106	3,306,354	1,505,000	108,721	987,633
Growth Equity	11,586,568	13,369,667	3,981,110	2,001,000	—	1,253,110
Small Cap Equity	2,552,633	3,025,072	888,363	238,000	3,397	283,967
International Equity	12,999,842	15,146,967	4,477,458	1,145,000	318,458	—
Emerging Markets Equity	3,476,288	3,932,432	1,058,116	320,000	19,200	78,915
Inflation Protected Bond	37,061,722	31,179,137	1,038,136	7,282,000	736,136	—
Flexible Income	14,017,375	15,453,603	2,308,078	425,000	424,092	31,986
Real Estate Securities	3,435,007	3,196,748	257,055	840,000	78,009	107,046
Global Natural Resources Equity	12,847,970	10,982,229	1,886,743	1,275,000	33,365	245,378

	$319,177,125	$311,250,067	$111,214,860	$114,756,183	$4,107,888	$5,081,760

	Total Value at 12/31/13	Total Value at 12/31/14	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Balanced Allocation
Money Market	$28,394,843	$31,194,352	$70,278,825	$67,479,316	$2,831	$2,040
Low-Duration Bond	151,286,470	155,358,696	9,256,033	4,715,000	1,880,054	75,979
Medium-Duration Bond	203,632,561	209,350,903	5,768,145	7,560,000	3,889,692	528,453
Extended-Duration Bond	51,050,418	53,087,969	6,017,403	9,880,000	1,453,418	1,133,986
Global Bond	101,512,097	102,585,859	4,121,817	2,500,000	3,621,817	—
Defensive Market Strategies	103,700,222	103,864,940	8,451,951	10,225,000	1,148,844	7,303,107
Value Equity	115,385,816	115,024,563	11,112,579	13,800,000	1,050,676	8,696,904
Growth Equity	117,555,854	114,790,336	13,074,370	16,163,000	—	11,074,371
Small Cap Equity	25,883,218	26,216,986	3,869,455	2,125,000	29,438	2,461,016
International Equity	132,825,976	126,897,358	7,197,955	2,645,000	2,667,955	—
Emerging Markets Equity	35,939,786	33,071,501	2,325,146	2,985,000	161,474	663,672
Inflation Protected Bond	72,324,031	73,637,055	5,299,171	4,475,000	1,549,171	—
Flexible Income	38,381,452	38,412,620	2,288,236	1,075,000	1,180,129	83,107
Real Estate Securities	33,665,678	36,573,726	2,650,798	2,940,000	861,486	1,220,311
Global Natural Resources Equity	75,969,866	70,996,359	16,751,977	6,950,000	215,693	1,586,284

	$1,287,508,288	$1,291,063,223	$168,463,861	$155,517,316	$19,712,678	$34,829,230

Growth Allocation
Money Market	$19,336,501	$22,955,888	$60,978,769	$57,359,382	$2,119	$1,670
Low-Duration Bond	67,509,057	69,123,237	5,565,888	3,750,000	831,984	33,904
Medium-Duration Bond	91,002,174	93,623,667	4,267,724	5,000,000	1,731,395	236,329
Extended-Duration Bond	23,302,975	23,969,654	3,540,095	5,550,000	653,049	512,046
Global Bond	45,723,874	46,197,272	2,871,896	2,150,000	1,621,896	—
Value Equity	170,602,934	165,791,412	15,107,902	23,130,000	1,510,757	12,597,145
Growth Equity	170,653,044	165,543,750	18,795,545	24,500,000	—	16,095,544
Small Cap Equity	37,525,434	37,662,459	6,289,705	4,100,000	42,290	3,535,415
International Equity	195,545,699	187,390,627	11,556,045	4,100,000	3,898,045	—
Emerging Markets Equity	52,827,873	48,143,848	4,461,206	6,080,000	235,065	966,141
Real Estate Securities	32,195,539	33,926,470	2,572,882	3,952,000	809,438	1,133,444
Global Natural Resources Equity	56,743,574	56,893,117	14,017,778	2,550,000	163,720	1,204,058

	$962,968,678	$951,221,401	$150,025,435	$142,221,382	$11,499,758	$36,315,696

Aggressive Allocation
Money Market	$17,878,395	$19,468,875	$52,546,141	$50,955,661	$1,871	$1,376
Value Equity	232,579,031	232,399,206	19,657,392	23,750,000	2,090,684	17,566,708
Growth Equity	236,169,182	231,696,900	27,703,686	32,435,000	—	22,453,687
Small Cap Equity	51,819,192	53,626,378	8,044,181	3,215,000	60,216	5,033,965
International Equity	267,705,065	263,844,623	22,734,578	4,600,000	5,484,578	—
Emerging Markets Equity	72,347,121	67,987,625	6,696,315	6,515,000	331,954	1,364,361

	$878,497,986	$869,023,607	$137,382,293	$121,470,661	$7,969,303	$46,420,097

	Total Value at 12/31/13	Total Value at 12/31/14	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Conservative Allocation I
Money Market	$1,003,363	$1,105,057	$19,849,408	$19,747,714	$175	$71
Low-Duration Bond	47,501,174	32,158,818	3,610,815	18,562,000	933,731	37,085
Medium-Duration Bond	—	8,471,373	8,731,076	164,000	62,521	44,555
Global Bond	—	2,124,498	2,155,996	—	3,996	—
Defensive Market Strategies	6,313,658	7,015,274	1,935,578	1,276,000	86,099	481,479
Value Equity	3,040,580	3,368,119	1,280,231	628,000	78,484	533,747
Growth Equity	3,038,462	3,356,776	1,403,797	756,000	—	599,798
Small Cap Equity	668,463	760,771	286,289	92,000	5,016	125,273
International Equity	3,405,600	3,806,585	1,257,464	532,000	117,464	—
Emerging Markets Equity	912,549	987,186	295,060	152,000	7,298	19,762
Inflation Protected Bond	9,704,788	7,831,173	899,679	2,880,000	187,679	—
Flexible Income	3,673,259	3,881,602	776,256	456,000	108,113	8,143
Real Estate Securities	900,449	800,286	82,490	272,000	19,671	26,818
Global Natural Resources Equity	3,364,729	2,756,076	629,953	640,000	8,373	61,580

	$83,527,074	$78,423,594	$43,194,092	$46,157,714	$1,618,620	$1,938,311

Balanced Allocation I
Money Market	$7,009,585	$6,957,931	$41,528,408	$41,580,062	$1,114	$430
Low-Duration Bond	45,601,127	45,182,622	4,450,117	4,336,000	1,026,615	35,502
Medium-Duration Bond	61,464,073	60,894,618	4,876,901	6,180,000	2,584,889	320,012
Extended-Duration Bond	15,414,850	15,442,110	4,388,363	4,048,000	1,646,566	1,209,796
Global Bond	30,621,300	29,855,998	2,017,571	2,628,000	1,081,571	—
Defensive Market Strategies	31,292,866	30,225,875	3,087,954	4,788,000	397,677	2,130,277
Value Equity	34,815,915	33,483,341	7,430,904	6,128,000	879,058	5,459,846
Growth Equity	35,474,776	33,391,818	7,267,283	6,644,000	—	6,163,284
Small Cap Equity	7,810,599	7,626,332	1,858,079	1,072,000	50,284	1,255,795
International Equity	40,093,098	36,958,652	3,456,557	3,228,000	1,140,557	—
Emerging Markets Equity	10,840,765	9,623,357	1,167,682	1,744,000	71,114	192,567
Inflation Protected Bond	21,817,397	21,433,733	2,012,102	2,552,000	460,102	—
Flexible Income	11,576,680	11,176,086	956,242	1,008,000	351,815	24,427
Real Estate Securities	10,155,515	10,641,473	1,004,501	1,488,000	253,094	355,406
Global Natural Resources Equity	22,917,798	20,662,250	5,464,332	3,348,000	62,761	461,571

	$386,906,344	$373,556,196	$90,966,996	$90,772,062	$10,007,217	$17,608,913

	Total Value at 12/31/13	Total Value at 12/31/14	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Growth Allocation I
Money Market	$5,114,024	$4,836,862	$21,426,900	$21,704,062	$786	$313
Low-Duration Bond	18,996,085	19,757,423	2,671,661	1,680,000	436,789	14,873
Medium-Duration Bond	25,627,848	26,764,932	3,063,954	2,224,000	1,098,686	141,268
Extended-Duration Bond	6,560,575	6,855,247	2,183,036	1,736,000	705,133	537,902
Global Bond	12,867,895	13,214,669	1,328,268	900,000	460,268	—
Value Equity	47,984,403	47,438,832	10,468,279	7,068,000	1,222,760	7,765,518
Growth Equity	48,042,442	47,327,507	11,362,871	8,124,000	—	8,786,871
Small Cap Equity	10,554,319	10,772,988	2,997,129	1,388,000	71,345	1,781,784
International Equity	55,049,827	53,640,213	6,024,807	2,524,000	1,644,807	—
Emerging Markets Equity	14,866,752	13,774,951	1,974,796	2,168,000	102,160	276,636
Real Estate Securities	9,059,241	9,706,295	1,121,119	1,348,000	231,751	325,368
Global Natural Resources Equity	15,970,817	16,273,007	4,652,800	1,068,000	47,017	345,783

	$270,694,228	$270,362,926	$69,275,620	$51,932,062	$6,021,502	$19,976,316

Aggressive Allocation I
Money Market	$3,618,856	$3,356,259	$17,017,881	$17,280,478	$527	$229
Value Equity	49,964,167	49,846,967	10,843,769	6,776,000	1,284,048	8,123,720
Growth Equity	50,784,861	49,654,121	11,489,376	8,408,000	—	9,201,376
Small Cap Equity	11,136,469	11,499,645	3,024,818	1,156,000	75,953	1,896,865
International Equity	57,574,864	56,610,739	7,093,816	2,872,000	1,729,816	—
Emerging Markets Equity	15,535,488	14,577,678	2,020,253	2,008,000	107,947	292,306

	$188,614,705	$185,545,409	$51,489,913	$38,500,478	$3,198,291	$19,514,496

Real Assets
Money Market	$377,614	$605,669	$21,644,202	$21,416,147	$92	$52
Inflation Protected Bond	8,964,518	18,226,105	11,797,300	2,406,970	340,898	—
Flexible Income	4,619,355	9,524,262	6,121,246	924,060	252,665	17,925
Real Estate Securities	4,151,983	8,272,816	5,208,029	1,656,196	190,619	283,458
Global Natural Resources Equity	4,788,101	9,880,345	9,022,985	1,388,434	30,017	229,621

	$22,901,571	$46,509,197	$53,793,762	$27,791,807	$814,291	$531,056

g. Transactions with Affiliates

Advisers to Investment Companies, including GuideStone Funds, are permitted under Rule 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 act.

For the year ended December 31, 2014, the Funds engaged in the following security transactions with affiliates:

	Purchases	Sales Proceeds	Net Realized Loss from Sales
Low-Duration Bond	$41,902,010	$41,185,536	$525,372
Medium-Duration Bond	5,757,320	9,969,856	1,650,446
Defensive Market Strategies	—	932,607	319,968

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At December 31, 2014, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$76,429,909	$4,945,595	$73,502,584	$78,448,179
Medium-Duration Bond	144,361,200	14,963,551	132,049,333	147,012,884
Extended-Duration Bond	64,310,927	22,331,853	43,396,372	65,728,225
Global Bond	48,318,838	1,117,265	48,325,335	49,442,600
Defensive Market Strategies	75,888,217	1,324,832	76,778,472	78,103,304
Equity Index	34,251,792	921,863	34,327,381	35,249,244
Value Equity	144,036,281	2,236,314	147,493,810	149,730,124
Growth Equity	264,248,109	6,704,989	265,272,396	271,977,385
Small Cap Equity	192,127,776	238,488	198,134,622	198,373,110
International Equity	82,528,429	6,419,010	80,066,434	86,485,444
Emerging Markets Equity	25,188,688	1,865,527	24,435,674	26,301,201
Flexible Income	724,763	—	743,930	743,930
Real Estate Securities	33,703,577	1,490,815	33,776,821	35,267,636
Global Natural Resources Equity	94,538,533	5,958,233	92,402,069	98,360,302

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At December 31, 2014, the securities loaned which are subject to an MA on a net payment basis are as follows:

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Low-Duration Bond	$76,429,909	$(4,945,595)	$(71,484,314)	$—
Medium-Duration Bond	144,361,200	(14,963,551)	(129,397,649)	—
Extended-Duration Bond	64,310,927	(22,331,853)	(41,979,074)	—
Global Bond	48,318,838	(1,117,265)	(47,201,573)	—
Defensive Market Strategies	75,888,217	(1,324,832)	(74,563,385)	—
Equity Index	34,251,792	(921,863)	(33,329,929)	—
Value Equity	144,036,281	(2,236,314)	(141,799,967)	—
Growth Equity	264,248,109	(6,704,989)	(257,543,120)	—
Small Cap Equity	192,127,776	(238,488)	(191,889,288)	—
International Equity	82,528,429	(6,419,010)	(76,109,419)	—
Emerging Markets Equity	25,188,688	(1,865,527)	(23,323,161)	—
Flexible Income	724,763	—	(724,763)	—
Real Estate Securities	33,703,577	(1,490,815)	(32,212,762)	—
Global Natural Resources Equity	94,538,533	(5,958,233)	(88,580,300)	—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$13,362,500	$8,218,000	$—	$—
MyDestination 2015	46,573,000	25,344,000	—	—
MyDestination 2025	102,606,879	16,343,000	—	—
MyDestination 2035	72,549,500	15,159,500	—	—
MyDestination 2045	44,284,500	8,359,937	—	—
MyDestination 2055	11,841,800	1,012,000	—	—
Conservative Allocation	63,535,000	75,443,000	—	—
Balanced Allocation	43,648,000	88,038,000	—	—
Growth Allocation	41,235,000	84,862,000	—	—
Aggressive Allocation	30,450,000	70,515,000	—	—
Conservative Allocation I	19,788,000	26,410,000	—	—
Balanced Allocation I	21,824,000	49,192,000	—	—
Growth Allocation I	21,852,000	30,228,000	—	—
Aggressive Allocation I	11,760,000	21,220,000	—	—
Low-Duration Bond	1,045,612,926	992,597,548	3,408,926,534	3,426,752,790
Medium-Duration Bond	2,179,781,546	2,237,954,891	1,204,120,631	1,111,206,439
Extended-Duration Bond	36,113,693	83,047,256	97,232,475	58,025,873
Global Bond	216,733,677	182,123,409	22,231,092	12,198,902
Defensive Market Strategies	457,910,229	448,943,001	—	—
Equity Index	47,554,701	16,814,860	—	—
Value Equity	545,123,358	582,477,949	—	—
Growth Equity	753,084,037	814,321,883	—	—
Small Cap Equity	547,983,295	570,414,572	6,619,826	15,652,458
International Equity	615,152,306	536,554,882	—	—
Emerging Markets Equity	136,328,672	109,853,288	—	—
Inflation Protected Bond	21,316,696	23,861,644	243,222,551	228,470,062
Flexible Income	108,315,206	86,420,584	—	—
Real Assets	37,646,282	6,375,660	—	—
Real Estate Securities	317,119,917	320,425,162	—	—
Global Natural Resources Equity	146,979,423	95,654,306	—	—

Financial Futures Contracts

Investments as of December 31, 2014, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2005 Fund
S&P 500® E-Mini	03/2015	5	$513,100	GSC	$7,103

MyDestination 2015 Fund
10-Year U.S. Treasury Note	03/2015	18	$2,282,344	GSC	$13,185
MSCI EAFE Index E-Mini	03/2015	14	1,230,530	GSC	(22,210)
MSCI Emerging Markets E-Mini	03/2015	4	191,540	GSC	1,390
S&P 500® E-Mini	03/2015	21	2,155,020	GSC	21,469

			$5,859,434		$13,834

MyDestination 2025 Fund
10-Year U.S. Treasury Note	03/2015	22	$2,789,531	GSC	$10,034
MSCI EAFE Index E-Mini	03/2015	31	2,724,745	GSC	(38,224)
MSCI Emerging Markets E-Mini	03/2015	15	718,275	GSC	10,245
S&P 500® E-Mini	03/2015	50	5,131,000	GSC	56,647

			$11,363,551		$38,702

MyDestination 2035 Fund
10-Year U.S. Treasury Note	03/2015	9	$1,141,172	GSC	$7,190
MSCI EAFE Index E-Mini	03/2015	21	1,845,795	GSC	(25,181)
MSCI Emerging Markets E-Mini	03/2015	10	478,850	GSC	4,370
S&P 500® E-Mini	03/2015	36	3,694,320	GSC	34,221

			$7,160,137		$20,600

MyDestination 2045 Fund
10-Year U.S. Treasury Note	03/2015	2	$253,594	GSC	$1,597
MSCI EAFE Index E-Mini	03/2015	17	1,494,215	GSC	(18,694)
MSCI Emerging Markets E-Mini	03/2015	10	478,850	GSC	10,780
S&P 500® E-Mini	03/2015	28	2,873,360	GSC	36,673

			$5,100,019		$30,356

MyDestination 2055 Fund
S&P 500® E-Mini	03/2015	5	$513,100	GSC	$7,102

Conservative Allocation Fund
2-Year U.S. Treasury Note	03/2015	10	2,185,938	GSC	(3,656)
MSCI EAFE Index E-Mini	03/2015	3	263,685	GSC	(4,815)
MSCI Emerging Markets E-Mini	03/2015	1	47,885	GSC	735
S&P 500® E-Mini	03/2015	5	513,100	GSC	12,852

			$3,010,608		$5,116

Balanced Allocation Fund
10-Year U.S. Treasury Note	03/2015	24	$3,043,125	GSC	$19,174
5-Year U.S. Treasury Note	03/2015	51	6,065,414	GSC	1,106
Long U.S. Treasury Bond	03/2015	22	3,180,375	GSC	88,000
MSCI EAFE Index E-Mini	03/2015	50	4,394,750	GSC	(80,440)
MSCI Emerging Markets E-Mini	03/2015	23	1,101,355	GSC	3,115
S&P 500® E-Mini	03/2015	86	8,825,320	GSC	122,176

			$26,610,339		$153,131

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Growth Allocation Fund
10-Year U.S. Treasury Note	03/2015	9	$1,141,172	GSC	$5,124
5-Year U.S. Treasury Note	03/2015	23	2,735,383	GSC	(528)
Long U.S. Treasury Bond	03/2015	9	1,301,062	GSC	32,062
MSCI EAFE Index E-Mini	03/2015	61	5,361,595	GSC	(98,255)
MSCI Emerging Markets E-Mini	03/2015	32	1,532,320	GSC	2,880
S&P 500® E-Mini	03/2015	100	10,262,000	GSC	141,705

			$22,333,532		$82,988

Aggressive Allocation Fund
MSCI EAFE Index E-Mini	03/2015	71	$6,240,545	GSC	$(114,355)
MSCI Emerging Markets E-Mini	03/2015	33	1,580,205	GSC	8,345
S&P 500® E-Mini	03/2015	117	12,006,540	GSC	165,795

			$19,827,290		$59,785

Conservative Allocation Fund I
S&P 500® E-Mini	03/2015	2	$205,240	GSC	$2,841

Balanced Allocation Fund I
10-Year U.S. Treasury Note	03/2015	5	$633,984	GSC	$2,578
5-Year U.S. Treasury Note	03/2015	12	1,427,156	GSC	(1,031)
Long U.S. Treasury Bond	03/2015	5	722,813	GSC	16,406
MSCI EAFE Index E-Mini	03/2015	12	1,054,740	GSC	(19,320)
MSCI Emerging Markets E-Mini	03/2015	5	239,425	GSC	1,400
S&P 500® E-Mini	03/2015	19	1,949,780	GSC	26,992

			$6,027,898		$27,025

Growth Allocation Fund I
10-Year U.S. Treasury Note	03/2015	1	$126,797	GSC	$799
5-Year U.S. Treasury Note	03/2015	4	475,719	GSC	105
Long U.S. Treasury Bond	03/2015	2	289,125	GSC	8,000
MSCI EAFE Index E-Mini	03/2015	12	1,054,740	GSC	(19,320)
MSCI Emerging Markets E-Mini	03/2015	5	239,425	GSC	1,400
S&P 500® E-Mini	03/2015	20	2,052,400	GSC	28,413

			$4,238,206		$19,397

Aggressive Allocation Fund I
MSCI EAFE Index E-Mini	03/2015	13	$1,142,635	GSC	$(15,291)
MSCI Emerging Markets E-Mini	03/2015	5	239,425	GSC	1,400
S&P 500® E-Mini	03/2015	18	1,847,160	GSC	31,607

			$3,229,220		$17,716

Low-Duration Bond Fund
10-Year U.S. Treasury Note	03/2015	(51)	$(6,466,641)	UBS	$(42,803)
2-Year U.S. Treasury Note	03/2015	1,414	309,091,563	UBS	(73,725)
5-Year U.S. Treasury Note	03/2015	(106)	(12,606,547)	UBS	5,098
90-Day Euro	06/2015	1,062	264,345,075	CITI	13,961
90-Day Euro	12/2015	240	59,451,000	CITI	(9,230)
90-Day Euro	09/2016	(286)	(55,045,844)	CITI	(173,339)
90-Day Euro	09/2016	(525)	(101,045,694)	UBS	(384,556)
90-Day Euro	03/2018	(562)	(137,022,625)	CITI	(53,896)

			$320,700,287		$(718,490)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Medium-Duration Bond Fund
10-Year U.S. Treasury Note	03/2015	1,074	$136,179,844	DEUT	$315,804
10-Year U.S. Treasury Note	03/2015	(54)	(6,847,031)	CITI	(8,350)
10-Year U.S. Treasury Note	03/2015	(87)	(11,031,328)	GSC	9,006
2-Year U.S. Treasury Note	03/2015	188	41,095,625	CITI	(60,560)
2-Year U.S. Treasury Note	03/2015	91	19,892,031	GSC	(37,843)
5-Year U.S. Treasury Note	03/2015	103	12,249,758	CITI	(5,127)
5-Year U.S. Treasury Note	03/2015	(62)	(7,373,641)	GSC	21,283
Euro Currency	03/2015	(8)	(1,210,700)	GSC	34,274
Euro-BOBL	03/2015	(28)	(4,414,080)	GSC	(29,751)
Euro-Bund	03/2015	(15)	(2,829,165)	MLCS	(39,040)
Euro-Bund	03/2015	(18)	(3,394,998)	GSC	(55,069)
Italian Govt. Bond Futures	03/2015	44	7,219,661	GSC	89,184
Long U.S. Treasury Bond	03/2015	57	8,240,062	DEUT	223,929
Long U.S. Treasury Bond	03/2015	(19)	(2,746,687)	GSC	(33,874)
Long U.S. Treasury Bond	03/2015	(93)	(13,444,312)	CITI	(191,401)
Ultra Long U.S. Treasury Bond	03/2015	37	6,111,938	CITI	201,483
Ultra Long U.S. Treasury Bond	03/2015	(1)	(165,187)	GSC	(1,128)
90-Day Euro	06/2015	62	15,432,575	CITI	3,543
90-Day Euro	09/2015	31	7,699,625	CITI	3,745
90-Day Euro	12/2015	77	19,073,862	DEUT	8,588
90-Day Euro	12/2015	66	16,349,025	GSC	(39,402)
90-Day Euro	03/2016	110	27,175,500	DEUT	50,053
90-Day Euro	06/2016	104	25,628,200	DEUT	50,999
90-Day Euro	06/2016	76	18,728,300	GSC	31,378
90-Day Euro	09/2016	(29)	(7,129,288)	CITI	(21,503)
90-Day Euro	06/2017	(335)	(81,924,250)	DEUT	(369,461)
90-Day Euro	09/2017	(334)	(81,583,675)	DEUT	(447,323)
90-Day Euro	06/2018	(92)	(22,414,650)	GSC	(192,349)

			$114,567,014		$(488,912)

Global Bond Fund
10-Year U.S. Treasury Note	03/2015	(10)	$(1,267,969)	GSC	$(9,486)
10-Year U.S. Treasury Note	03/2015	(10)	(1,267,969)	MSCS	(11,126)
10-Year U.S. Treasury Note	03/2015	(20)	(2,535,937)	MLCS	(22,096)
10-Year U.S. Treasury Note	03/2015	(21)	(2,662,734)	CITI	(23,201)
5-Year U.S. Treasury Note	03/2015	377	44,836,492	GSC	(38,585)
Euro-BOBL	03/2015	(1)	(157,646)	GSC	(1,055)
Euro-Bund	03/2015	(36)	(6,789,995)	GSC	(110,114)
Ultra Long U.S. Treasury Bond	03/2015	(19)	(3,138,562)	GSC	(142,413)

			$27,015,680		$(358,076)

Defensive Market Strategies Fund
S&P 500® E-Mini	03/2015	266	$27,296,920	GSC	$404,047

Equity Index Fund
S&P 500® E-Mini	03/2015	149	$15,290,380	GSC	$197,656

Value Equity Fund
S&P 500® E-Mini	03/2015	397	$40,740,140	GSC	$472,607

Growth Equity Fund
S&P 500® E-Mini	03/2015	610	$62,598,200	GSC	$733,237

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Small Cap Equity Fund
Russell 2000® IMM-Mini	03/2015	127	$15,248,890	GSC	$660,446

International Equity Fund
AEX Index	01/2015	31	$3,188,490	BAR	$198,744
CAC40 Index	01/2015	198	10,247,286	BAR	658,080
Hang Seng Index	01/2015	33	5,031,929	BAR	20,051
IBEX 35	01/2015	(24)	(2,975,075)	BAR	(25,035)
MSCI Singapore Index	01/2015	9	518,537	BAR	3,261
OMX 30 Index	01/2015	54	1,016,022	BAR	20,120
ASX SPI 200 Index	03/2015	(145)	(15,930,719)	BAR	(755,501)
DAX Index	03/2015	14	4,168,905	BAR	188,051
FTSE 100 Index®	03/2015	203	20,636,956	BAR	1,131,329
FTSE MIB Index	03/2015	(51)	(5,883,998)	BAR	(171,289)
MSCI EAFE Index E-Mini	03/2015	499	43,859,605	GSC	(495,660)
S&P/TSE 60 Index	03/2015	(34)	(4,984,404)	BAR	(310,909)
TOPIX Index®	03/2015	140	16,450,994	BAR	(403,689)
Hang Seng Index	01/2015	44	6,709,239	GSC	60,592
Swiss Synthetic	03/2015	(134)	(12,005,009)	JPM	(207,228)

			$70,048,758		$(89,083)

Emerging Markets Equity Fund
HSCEI China Index	01/2015	29	$2,241,758	BAR	$8,353
KLCI Index	01/2015	31	776,219	BAR	(1,805)
MSCI Singapore Index	01/2015	31	1,786,072	BAR	11,236
MSCI Taiwan Index	01/2015	44	1,509,640	BAR	19,416
SGX CNX Nifty Index	01/2015	(56)	(936,208)	BAR	(4,526)
BIST 30 Index	02/2015	48	219,897	JPM	2,905
KOSPI 200 Index	03/2015	(11)	(1,220,943)	BAR	37,621
MEXBOL Index	03/2015	(7)	(204,912)	JPM	(9,403)
MSCI Emerging Markets E-Mini	03/2015	464	22,218,640	GSC	144,655
SAF Top 40 Index	03/2015	(78)	(2,984,266)	BAR	(119,990)
SET50 Index	03/2015	77	462,983	BAR	(9,401)
HSCEI China Index	01/2015	10	773,020	GSC	12,950
MSCI Taiwan Index	01/2015	43	1,475,330	GSC	22,308
SGX CNX Nifty Index	01/2015	(128)	(2,139,904)	GSC	(9,992)
TA-25 Index	01/2015	59	2,215,983	GSC	(38,909)
TAIEX	01/2015	27	1,585,893	GSC	60,603
Bovespa Index	02/2015	135	2,562,877	GSC	115,072
WIG20 Index	03/2015	16	209,775	GSC	(5,193)

			$30,551,854		$235,900

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Inflation Protected Bond Fund
10-Year Japan Treasury Note	03/2015	(14)	$(17,273,835)	GSC	$(77,182)
10-Year U.S. Treasury Note	03/2015	314	39,814,219	UBS	(3,625)
2-Year U.S. Treasury Note	03/2015	27	5,902,031	UBS	(7,132)
5-Year U.S. Treasury Note	03/2015	23	2,735,383	UBS	1,187
90-Day Euro	03/2015	(69)	(17,200,838)	UBS	(90)
Euro-BTP	03/2015	(17)	(2,789,414)	GSC	(17,635)
Euro-Bund	03/2015	(8)	(1,508,888)	UBS	(30,888)
Euro-Buxl®	03/2015	(3)	(562,602)	UBS	(27,519)
Long U.S. Treasury Bond	03/2015	15	2,168,438	UBS	42,729
Ultra Long U.S. Treasury Bond	03/2015	(121)	(19,987,688)	UBS	(978,432)
90-Day Euro	06/2015	(115)	(28,624,938)	UBS	(13,683)
90-Day Euro	12/2015	(25)	(6,192,812)	UBS	(367)
90-Day Euro	03/2016	(185)	(45,704,250)	UBS	(287)
90-Day Euro	12/2017	(187)	(45,628,000)	UBS	(30,695)

			$(134,853,194)		$(1,143,619)

Real Estate Securities Fund
S&P 500® MidCap 400 E-Mini	03/2015	53	$7,677,580	GSC	$150,649

Forward Foreign Currency Contracts

As of December 31, 2014, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/05/15	U.S. Dollars	17,961,384	Euro	14,483,000	JPM	$435,228
01/05/15	Euro	14,332,000	U.S. Dollars	17,565,301	CITI	(221,874)
01/05/15	Brazilian Reals	898,851	U.S. Dollars	345,958	BNP	(8,287)
01/05/15	U.S. Dollars	349,340	Brazilian Reals	898,851	DEUT	11,669
01/05/15	Euro	151,000	U.S. Dollars	188,411	BNP	(5,683)
01/08/15	Canadian Dollars	13,000	U.S. Dollars	11,199	RBC	(10)
01/08/15	British Pounds	8,000	U.S. Dollars	12,444	HKSB	25
01/08/15	U.S. Dollars	2,987,455	Euro	2,427,000	CITIG	50,656
01/08/15	U.S. Dollars	2,391,836	Canadian Dollars	2,721,000	RBC	49,780
01/08/15	U.S. Dollars	423,363	British Pounds	270,000	HSBC	2,540
01/09/15	Japanese Yen	81,308,677	U.S. Dollars	675,000	JPM	3,870
01/09/15	Japanese Yen	80,187,975	U.S. Dollars	675,000	HSBC	(5,487)
01/09/15	Japanese Yen	78,867,880	U.S. Dollars	674,000	JPM	(15,509)
01/09/15	Norwegian Krone	4,719,418	Euro	544,000	GSC	(25,283)
01/09/15	U.S. Dollars	2,023,486	Euro	1,643,000	GSC	35,174
01/09/15	New Zealand Dollars	1,728,379	Australian Dollars	1,595,000	JPM	45,598
01/09/15	Euro	1,643,000	U.S. Dollars	2,061,871	JPM	(73,559)
01/09/15	Euro	1,610,000	Switzerland Francs	1,934,911	BOA	1,881
01/09/15	Australian Dollars	1,595,000	New Zealand Dollars	1,726,672	JPM	(44,267)
01/09/15	U.S. Dollars	1,319,175	Australian Dollars	1,595,000	BOA	17,896
01/09/15	New Zealand Dollars	878,381	Australian Dollars	809,000	BOA	24,476
01/09/15	New Zealand Dollars	874,000	U.S. Dollars	675,182	HSBC	5,901
01/09/15	U.S. Dollars	858,708	Switzerland Francs	837,524	CS	16,170
01/09/15	New Zealand Dollars	848,666	Australian Dollars	781,000	SS	24,163

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/09/15	Australian Dollars	837,000	U.S. Dollars	686,943	JPM	$(4,077)
01/09/15	Australian Dollars	822,166	U.S. Dollars	675,000	JPM	(4,237)
01/09/15	Australian Dollars	809,000	New Zealand Dollars	874,958	BOA	(21,809)
01/09/15	Australian Dollars	790,000	U.S. Dollars	641,930	HSBC	2,590
01/09/15	Australian Dollars	781,000	New Zealand Dollars	844,511	BAR	(20,925)
01/09/15	Canadian Dollars	768,204	U.S. Dollars	675,000	JPM	(13,912)
01/09/15	U.S. Dollars	691,327	Australian Dollars	846,000	JPM	653
01/09/15	U.S. Dollars	690,315	Australian Dollars	832,000	WEST	11,528
01/09/15	U.S. Dollars	678,486	New Zealand Dollars	874,000	WEST	(2,597)
01/09/15	U.S. Dollars	675,000	Euro	545,806	JPM	14,481
01/09/15	U.S. Dollars	675,000	Canadian Dollars	768,476	JPM	13,678
01/09/15	U.S. Dollars	675,000	Australian Dollars	811,799	JPM	12,695
01/09/15	U.S. Dollars	675,000	Euro	549,443	JPM	10,079
01/09/15	U.S. Dollars	675,000	Japanese Yen	80,860,659	DEUT	(129)
01/09/15	U.S. Dollars	675,000	Japanese Yen	81,791,167	JPM	(7,898)
01/09/15	U.S. Dollars	674,000	Japanese Yen	80,386,969	JPM	2,826
01/09/15	U.S. Dollars	674,000	Canadian Dollars	787,038	BOA	(3,295)
01/09/15	Switzerland Francs	642,000	U.S. Dollars	666,073	DEUT	(20,230)
01/09/15	Euro	545,752	U.S. Dollars	675,000	HSBC	(14,546)
01/09/15	Euro	545,490	U.S. Dollars	675,000	HSBC	(14,864)
01/09/15	Euro	544,000	Norwegian Krone	4,768,965	CITI	18,637
01/09/15	Euro	40,000	Switzerland Francs	48,093	JPM	26
01/09/15	Euro	10,000	Switzerland Francs	12,022	JPM	7
01/21/15	U.S. Dollars	3,824,345	Australian Dollars	4,422,000	UBS	219,914
01/21/15	U.S. Dollars	1,940,458	British Pounds	1,217,000	BAR	43,959
01/21/15	U.S. Dollars	1,551,718	Euro	1,216,223	JPM	79,687
01/21/15	Euro	340,000	U.S. Dollars	422,730	BNP	(11,217)
01/21/15	Switzerland Francs	200,000	U.S. Dollars	211,693	BNP	(10,455)
01/21/15	Euro	96,000	U.S. Dollars	120,369	SS	(4,177)
01/21/15	Euro	26,000	U.S. Dollars	32,205	GSC	(736)
02/03/15	U.S. Dollars	17,570,172	Euro	14,332,000	CITI	221,502
02/03/15	U.S. Dollars	3,774,017	British Pounds	2,410,000	UBS	18,806
02/03/15	British Pounds	745,683	U.S. Dollars	1,165,110	CS	(3,202)
02/03/15	British Pounds	222,000	U.S. Dollars	345,282	GSC	634
02/05/15	Mexican Pesos	9,247,000	U.S. Dollars	653,891	JPM	(28,546)
02/05/15	U.S. Dollars	404,401	Mexican Pesos	5,340,000	BNP	43,274
02/05/15	U.S. Dollars	275,679	Mexican Pesos	3,736,000	BNP	23,025
02/12/15	Norwegian Krone	3,585,000	U.S. Dollars	521,663	CITI	(41,247)
02/13/15	U.S. Dollars	674,000	Japanese Yen	80,534,035	BNP	1,399
03/27/15	Japanese Yen	3,885,000	U.S. Dollars	32,550	BAR	(90)
07/02/15	Brazilian Reals	898,851	U.S. Dollars	331,312	DEUT	(10,376)

						$825,903

Medium-Duration Bond Fund
01/05/15	Brazilian Reals	2,806,984	U.S. Dollars	1,056,767	UBS	$(2,269)
01/05/15	U.S. Dollars	2,064,819	Japanese Yen	247,000,000	JPM	2,615
01/05/15	U.S. Dollars	917,816	Brazilian Reals	2,437,904	DEUT	1,971
01/05/15	U.S. Dollars	258,593	Brazilian Reals	686,874	BNP	555
01/05/15	Euro	167,000	U.S. Dollars	204,915	DEUT	(2,825)
01/05/15	South Korean Won	3,745,392,000	U.S. Dollars	3,391,029	UBS	16,505
01/05/15	South Korean Won	3,745,392,000	U.S. Dollars	3,407,380	HSBC	(775)
01/05/15	Japanese Yen	1,236,413,620	U.S. Dollars	10,239,450	CITI	83,370

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/05/15	U.S. Dollars	17,182,557	Euro	13,855,000	JPM	$416,357
01/05/15	Euro	13,792,000	U.S. Dollars	16,903,477	CITI	(213,514)
01/05/15	U.S. Dollars	8,361,053	Japanese Yen	989,413,620	CS	100,436
01/05/15	U.S. Dollars	3,407,380	South Korean Won	3,745,392,000	UBS	775
01/05/15	U.S. Dollars	3,360,000	South Korean Won	3,745,392,000	HKSB	(46,605)
01/05/15	Brazilian Reals	3,124,778	U.S. Dollars	1,187,000	BNP	(13,117)
01/05/15	Brazilian Reals	2,437,904	U.S. Dollars	947,495	DEUT	(31,649)
01/05/15	New Zealand Dollars	2,120,000	U.S. Dollars	1,663,278	GSC	(9,574)
01/05/15	U.S. Dollars	1,681,659	New Zealand Dollars	2,149,000	GSC	6,261
01/05/15	Australian Dollars	1,414,000	U.S. Dollars	1,218,819	CITI	(64,862)
01/05/15	U.S. Dollars	1,231,743	Australian Dollars	1,440,000	HKSB	56,568
01/05/15	U.S. Dollars	1,194,030	Brazilian Reals	3,124,778	UBS	20,148
01/05/15	U.S. Dollars	938,323	Brazilian Reals	2,437,904	BNP	22,478
01/05/15	Brazilian Reals	317,794	U.S. Dollars	117,592	UBS	1,793
01/05/15	U.S. Dollars	128,667	Euro	104,000	CITI	2,814
01/15/15	Brazilian Reals	1,660,000	U.S. Dollars	714,593	JPM	(92,719)
01/20/15	U.S. Dollars	3,090,102	Mexican Pesos	43,653,560	RBS	134,996
01/20/15	U.S. Dollars	2,348,069	Mexican Pesos	33,884,988	DEUT	54,242
01/23/15	U.S. Dollars	1,145,396	Brazilian Reals	2,926,486	MLCS	51,503
01/28/15	U.S. Dollars	2,452,048	Euro	1,984,138	JPM	50,403
02/03/15	U.S. Dollars	16,908,165	Euro	13,792,000	CITI	213,156
02/03/15	U.S. Dollars	10,241,998	Japanese Yen	1,236,414,000	CITI	(83,407)
02/03/15	U.S. Dollars	2,765,257	Brazilian Reals	7,313,829	DEUT	39,499
02/03/15	U.S. Dollars	334,547	British Pounds	214,114	CS	919
02/03/15	U.S. Dollars	124,086	British Pounds	79,000	GSC	990
02/05/15	Mexican Pesos	1,635,000	U.S. Dollars	119,310	CITI	(8,740)
02/05/15	Mexican Pesos	1,530,000	U.S. Dollars	112,173	BAR	(8,704)
02/05/15	U.S. Dollars	155,096	Mexican Pesos	2,048,000	BNP	16,597
02/05/15	U.S. Dollars	77,581	Mexican Pesos	1,118,000	JPM	1,974
02/05/15	U.S. Dollars	65,119	Mexican Pesos	890,000	BAR	4,796
02/12/15	Norwegian Krone	1,133,000	U.S. Dollars	164,866	CITI	(13,036)
02/13/15	U.S. Dollars	7,087,951	Euro	5,663,116	CITIC	232,320
02/13/15	Euro	2,307,692	U.S. Dollars	2,879,239	BOA	(85,602)
02/13/15	U.S. Dollars	1,356,099	Japanese Yen	153,366,000	BAR	75,223
02/13/15	Euro	949,687	U.S. Dollars	1,185,411	UBS	(35,743)
02/13/15	U.S. Dollars	773,242	Japanese Yen	88,504,503	CITIC	34,073
02/19/15	U.S. Dollars	82,443	Mexican Pesos	1,122,941	RBC	6,568
02/26/15	U.S. Dollars	3,383,371	South Korean Won	3,745,392,000	UBS	(24,164)
02/26/15	U.S. Dollars	396,405	Mexican Pesos	5,465,316	JPM	27,286
03/03/15	U.S. Dollars	155,347	Canadian Dollars	178,000	CITI	2,344
03/18/15	Japanese Yen	23,942,793	Euro	161,000	SS	5,075
03/18/15	Japanese Yen	23,395,581	U.S. Dollars	198,000	BNP	(2,541)
03/18/15	Mexican Pesos	12,658,050	U.S. Dollars	865,490	JPM	(11,668)
03/18/15	Japanese Yen	11,854,408	U.S. Dollars	99,000	DEUT	38
03/18/15	Japanese Yen	11,743,578	U.S. Dollars	99,000	RBC	(888)
03/18/15	Japanese Yen	11,681,604	U.S. Dollars	99,000	MSCS	(1,406)
03/18/15	Japanese Yen	5,933,483	U.S. Dollars	49,000	MLCS	571
03/18/15	Japanese Yen	5,902,540	U.S. Dollars	49,000	SC	313
03/18/15	Japanese Yen	5,833,533	U.S. Dollars	49,000	JPM	(264)
03/18/15	Japanese Yen	5,810,821	U.S. Dollars	49,000	MLCS	(453)
03/18/15	Japanese Yen	5,807,014	U.S. Dollars	49,000	BNP	(485)
03/18/15	Japanese Yen	5,753,237	U.S. Dollars	49,000	BAR	(934)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	Japanese Yen	5,748,410	U.S. Dollars	49,000	BNP	$(975)
03/18/15	Norwegian Krone	1,482,816	Euro	158,000	DEUT	7,191
03/18/15	U.S. Dollars	803,869	Mexican Pesos	11,906,991	DEUT	708
03/18/15	Norwegian Krone	567,800	U.S. Dollars	83,305	JPM	(7,289)
03/18/15	Norwegian Krone	373,778	Euro	39,000	BAR	2,815
03/18/15	Norwegian Krone	362,532	Euro	40,000	JPM	99
03/18/15	Norwegian Krone	354,873	Euro	40,000	MLCS	(927)
03/18/15	U.S. Dollars	354,009	Switzerland Francs	343,069	UBS	8,426
03/18/15	U.S. Dollars	327,301	Switzerland Francs	318,770	JPM	6,195
03/18/15	U.S. Dollars	319,384	Switzerland Francs	311,783	MLCS	5,316
03/18/15	U.S. Dollars	316,575	Switzerland Francs	305,986	BNP	8,347
03/18/15	Canadian Dollars	276,323	U.S. Dollars	245,097	UBS	(7,662)
03/18/15	Canadian Dollars	274,972	U.S. Dollars	243,681	MLCS	(7,406)
03/18/15	U.S. Dollars	252,432	Switzerland Francs	243,849	SS	6,795
03/18/15	U.S. Dollars	247,000	Switzerland Francs	242,150	MLCS	3,076
03/18/15	Australian Dollars	234,559	U.S. Dollars	200,407	MLCS	(9,986)
03/18/15	Canadian Dollars	226,766	U.S. Dollars	197,000	RBC	(2,147)
03/18/15	U.S. Dollars	200,290	Australian Dollars	234,559	BAR	9,869
03/18/15	U.S. Dollars	198,000	Canadian Dollars	225,498	UBS	4,236
03/18/15	U.S. Dollars	198,000	Canadian Dollars	225,793	RBC	3,983
03/18/15	U.S. Dollars	198,000	Canadian Dollars	226,195	SS	3,637
03/18/15	U.S. Dollars	198,000	Japanese Yen	23,509,134	MLCS	1,593
03/18/15	U.S. Dollars	198,000	Japanese Yen	23,520,816	SS	1,495
03/18/15	U.S. Dollars	197,892	Euro	161,000	JPM	2,936
03/18/15	U.S. Dollars	197,150	British Pounds	127,000	JPM	(668)
03/18/15	U.S. Dollars	196,104	Australian Dollars	240,000	DEUT	168
03/18/15	U.S. Dollars	196,045	Australian Dollars	236,000	MLCS	4,454
03/18/15	U.S. Dollars	195,193	Australian Dollars	230,000	RBS	8,473
03/18/15	Switzerland Francs	195,149	U.S. Dollars	198,000	BAR	(1,421)
03/18/15	U.S. Dollars	195,035	New Zealand Dollars	258,000	MLCS	(4,703)
03/18/15	Euro	162,322	British Pounds	126,953	BAR	(1,451)
03/18/15	Euro	162,154	U.S. Dollars	197,008	DEUT	(655)
03/18/15	Euro	161,000	U.S. Dollars	197,012	BNP	(2,057)
03/18/15	U.S. Dollars	154,624	New Zealand Dollars	197,975	JPM	194
03/18/15	U.S. Dollars	146,671	New Zealand Dollars	188,547	CITIG	702
03/18/15	U.S. Dollars	142,287	New Zealand Dollars	183,834	MLCS	(33)
03/18/15	U.S. Dollars	141,552	New Zealand Dollars	183,834	WEST	(768)
03/18/15	British Pounds	133,516	U.S. Dollars	209,030	SS	(1,063)
03/18/15	New Zealand Dollars	128,000	U.S. Dollars	98,138	UBS	957
03/18/15	New Zealand Dollars	127,000	U.S. Dollars	98,190	WEST	131
03/18/15	British Pounds	126,595	Euro	161,000	BAR	2,231
03/18/15	New Zealand Dollars	126,500	U.S. Dollars	97,962	MLCS	(28)
03/18/15	British Pounds	126,466	Euro	161,000	BNP	2,030
03/18/15	British Pounds	126,180	Euro	160,000	BNP	2,796
03/18/15	New Zealand Dollars	126,000	U.S. Dollars	97,467	UBS	80
03/18/15	New Zealand Dollars	126,000	U.S. Dollars	97,700	WEST	(154)
03/18/15	New Zealand Dollars	125,000	U.S. Dollars	97,733	MLCS	(961)
03/18/15	Australian Dollars	121,000	U.S. Dollars	98,197	RBS	34
03/18/15	Australian Dollars	119,000	U.S. Dollars	97,946	BAR	(1,339)
03/18/15	Canadian Dollars	115,387	U.S. Dollars	99,000	BAR	148
03/18/15	Canadian Dollars	115,256	U.S. Dollars	99,000	RBC	36
03/18/15	Canadian Dollars	110,946	U.S. Dollars	98,000	RBC	(2,668)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	U.S. Dollars	99,000	Japanese Yen	11,540,845	MLCS	$2,582
03/18/15	U.S. Dollars	99,000	Canadian Dollars	113,352	MLCS	1,600
03/18/15	U.S. Dollars	99,000	Canadian Dollars	113,651	RBC	1,344
03/18/15	U.S. Dollars	99,000	Japanese Yen	11,752,785	MLCS	811
03/18/15	U.S. Dollars	99,000	Japanese Yen	11,757,833	RBS	769
03/18/15	U.S. Dollars	99,000	Japanese Yen	11,794,984	RBS	459
03/18/15	U.S. Dollars	98,843	Euro	79,000	JPM	3,181
03/18/15	U.S. Dollars	98,000	Canadian Dollars	112,117	MLCS	1,661
03/18/15	U.S. Dollars	97,809	New Zealand Dollars	128,000	MLCS	(1,286)
03/18/15	U.S. Dollars	97,606	New Zealand Dollars	127,000	WEST	(715)
03/18/15	Euro	81,143	U.S. Dollars	99,964	BAR	(1,708)
03/18/15	Euro	80,000	U.S. Dollars	98,756	MLCS	(1,883)
03/18/15	Euro	80,000	U.S. Dollars	98,759	BNP	(1,887)
03/18/15	Euro	80,000	Japanese Yen	11,846,032	BNP	(2,095)
03/18/15	Euro	79,500	U.S. Dollars	99,066	MLCS	(2,799)
03/18/15	Euro	79,000	Norwegian Krone	688,888	JPM	3,435
03/18/15	Euro	79,000	Norwegian Krone	690,891	UBS	3,167
03/18/15	Euro	79,000	U.S. Dollars	98,405	BNP	(2,743)
03/18/15	U.S. Dollars	49,991	Euro	40,000	MSCS	1,555
03/18/15	U.S. Dollars	49,591	Euro	40,000	SC	1,154
03/18/15	U.S. Dollars	49,564	Australian Dollars	59,000	WEST	1,666
03/18/15	U.S. Dollars	49,563	Euro	40,000	MLCS	1,127
03/18/15	U.S. Dollars	49,500	Japanese Yen	5,863,869	JPM	510
03/18/15	U.S. Dollars	49,410	Australian Dollars	59,000	DEUT	1,512
03/18/15	U.S. Dollars	49,000	Canadian Dollars	55,327	RBC	1,378
03/18/15	U.S. Dollars	49,000	Japanese Yen	5,743,059	BNP	1,053
03/18/15	U.S. Dollars	49,000	Canadian Dollars	56,143	HKSB	758
03/18/15	U.S. Dollars	49,000	Japanese Yen	5,781,436	BNP	699
03/18/15	Euro	43,730	U.S. Dollars	54,520	BNP	(1,568)
03/18/15	Euro	41,000	Norwegian Krone	371,782	DEUT	(126)
03/18/15	Euro	40,000	Norwegian Krone	363,654	UBS	(248)
03/18/15	Euro	40,000	Norwegian Krone	366,048	HKSB	(569)
03/18/15	Euro	40,000	U.S. Dollars	49,320	JPM	(883)
03/18/15	Euro	40,000	U.S. Dollars	49,513	MLCS	(1,077)
03/18/15	Euro	40,000	Japanese Yen	5,929,772	UBS	(1,101)
03/18/15	Euro	40,000	U.S. Dollars	49,612	MLCS	(1,176)
03/18/15	Euro	40,000	U.S. Dollars	49,744	RBS	(1,308)
03/18/15	Euro	40,000	Norwegian Krone	375,268	JPM	(1,804)
03/18/15	Euro	39,500	U.S. Dollars	49,346	MLCS	(1,549)
07/02/15	Brazilian Reals	3,124,778	U.S. Dollars	1,132,166	UBS	43,358
07/02/15	U.S. Dollars	898,601	Brazilian Reals	2,437,904	DEUT	(18,525)

						$1,003,107

Global Bond Fund
01/27/15	Indonesian Rupiahs	21,641,250,000	U.S. Dollars	1,775,183	HKSB	$(27,807)
01/27/15	Indian Rupees	286,380,000	U.S. Dollars	4,587,497	CITI	(50,604)
01/27/15	Indian Rupees	51,960,000	U.S. Dollars	831,493	JPM	(8,332)
01/27/15	Chinese Yuan Renminbi	21,064,000	U.S. Dollars	3,420,980	HKSB	(25,751)
01/27/15	U.S. Dollars	1,096,966	Brazilian Reals	2,809,000	BAR	40,236
02/13/15	Japanese Yen	744,255,000	U.S. Dollars	6,499,675	DEUT	(286,158)
02/13/15	Japanese Yen	204,360,000	U.S. Dollars	1,803,428	BAR	(97,301)
02/13/15	U.S. Dollars	12,796,661	Euro	10,213,878	BAR	437,327

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/13/15	U.S. Dollars	7,896,061	Euro	6,370,000	HKSB	$188,023
02/13/15	Swedish Kronor	5,133,306	U.S. Dollars	694,666	BAR	(36,174)
02/13/15	U.S. Dollars	3,945,530	Euro	3,153,442	JPM	129,699
02/13/15	U.S. Dollars	2,454,385	Euro	1,990,000	HKSB	46,379
02/13/15	U.S. Dollars	2,265,174	Euro	1,808,255	MSCS	77,089
02/13/15	U.S. Dollars	2,015,789	Euro	1,614,942	UBS	61,624
02/13/15	U.S. Dollars	1,997,944	Euro	1,610,000	HKSB	49,758
02/13/15	U.S. Dollars	1,985,260	Japanese Yen	236,500,000	HKSB	10,067
02/13/15	U.S. Dollars	1,881,758	British Pounds	1,200,000	JPM	11,435
02/13/15	U.S. Dollars	1,829,419	British Pounds	1,149,041	JPM	38,520
02/13/15	U.S. Dollars	1,757,148	Mexican Pesos	24,000,000	DEUT	130,442
02/13/15	U.S. Dollars	1,194,682	Euro	954,524	MLCS	39,657
02/13/15	U.S. Dollars	1,184,893	Euro	947,399	GSC	38,490
02/13/15	U.S. Dollars	1,070,822	British Pounds	669,710	BAR	27,011
02/13/15	U.S. Dollars	1,032,505	British Pounds	650,000	CS	19,413
02/13/15	British Pounds	990,000	U.S. Dollars	1,575,535	RBC	(32,518)
02/13/15	U.S. Dollars	693,562	Swedish Kronor	5,130,000	UBS	35,494
02/13/15	U.S. Dollars	559,504	Turkish Lira	1,280,270	RBC	11,103
02/13/15	U.S. Dollars	550,844	Euro	450,000	UBS	6,320
02/13/15	U.S. Dollars	318,570	British Pounds	200,000	GSC	6,849
02/13/15	U.S. Dollars	226,878	British Pounds	145,000	DEUT	881
02/13/15	U.S. Dollars	213,472	Australian Dollars	249,499	MLCS	9,780
02/13/15	U.S. Dollars	142,822	South African Rand	1,616,591	JPM	3,072
02/13/15	U.S. Dollars	34,986	Euro	28,000	JPM	1,104

						$855,128

Defensive Market Strategies Fund
01/30/15	U.S. Dollars	4,777,771	Euro	3,905,482	UBS	$50,386
01/30/15	U.S. Dollars	1,608,782	Canadian Dollars	1,871,174	JPM	(733)
01/30/15	U.S. Dollars	1,140,008	Switzerland Francs	1,120,896	CS	12,000
01/30/15	U.S. Dollars	841,683	British Pounds	539,468	CS	1,070
01/30/15	U.S. Dollars	480,573	British Pounds	307,951	CS	715
01/30/15	U.S. Dollars	353,978	Japanese Yen	42,289,200	CS	828
01/30/15	U.S. Dollars	243,612	British Pounds	156,940	CS	(936)
01/30/15	U.S. Dollars	73,811	British Pounds	47,616	CS	(386)
01/30/15	U.S. Dollars	70,927	Canadian Dollars	82,386	JPM	62
01/30/15	U.S. Dollars	48,373	British Pounds	31,083	CS	(62)
01/30/15	U.S. Dollars	42,463	Switzerland Francs	41,700	CS	498
01/30/15	U.S. Dollars	12,814	Japanese Yen	1,536,120	CS	(14)

						$63,428

International Equity Fund
01/30/15	Australian Dollars	5,983,000	U.S. Dollars	4,955,289	NT	$(81,770)
01/30/15	U.S. Dollars	5,291,724	Australian Dollars	5,983,000	NT	418,207
03/18/15	Japanese Yen	1,176,334,000	U.S. Dollars	9,827,038	CITIG	665
03/18/15	Japanese Yen	400,583,000	U.S. Dollars	3,375,538	CITIG	(28,861)
03/18/15	Japanese Yen	376,199,000	U.S. Dollars	3,142,875	CITIG	86
03/18/15	Japanese Yen	300,684,768	U.S. Dollars	2,504,046	CITIG	8,030
03/18/15	Japanese Yen	297,004,729	U.S. Dollars	2,481,172	CITIG	159
03/18/15	Japanese Yen	284,294,684	U.S. Dollars	2,342,786	CITIG	32,359
03/18/15	Japanese Yen	281,618,183	U.S. Dollars	2,365,816	CITIG	(13,032)
03/18/15	Japanese Yen	279,787,038	U.S. Dollars	2,365,768	CITIG	(28,282)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	Japanese Yen	230,014,637	U.S. Dollars	1,935,286	CITIG	$(13,624)
03/18/15	Japanese Yen	198,019,000	U.S. Dollars	1,675,831	CITIG	(21,478)
03/18/15	Japanese Yen	141,583,961	U.S. Dollars	1,182,819	CITIG	46
03/18/15	Japanese Yen	47,277,000	U.S. Dollars	401,384	CITIG	(6,407)
03/18/15	U.S. Dollars	37,656,479	British Pounds	24,084,501	CITIG	141,943
03/18/15	Swedish Kronor	22,557,000	U.S. Dollars	2,965,838	CITIG	(71,450)
03/18/15	U.S. Dollars	20,189,000	British Pounds	12,919,513	CITIG	65,289
03/18/15	Swedish Kronor	19,702,000	U.S. Dollars	2,645,602	CITIG	(117,552)
03/18/15	Norwegian Krone	16,870,165	U.S. Dollars	2,399,184	CITIG	(140,662)
03/18/15	U.S. Dollars	16,735,735	British Pounds	10,741,986	CITIG	3,787
03/18/15	Norwegian Krone	14,881,748	U.S. Dollars	2,111,238	CITIG	(118,919)
03/18/15	Norwegian Krone	13,750,268	U.S. Dollars	1,919,731	CITIG	(78,891)
03/18/15	Swedish Kronor	13,399,000	U.S. Dollars	1,781,674	CITIG	(62,389)
03/18/15	Norwegian Krone	11,311,073	U.S. Dollars	1,581,991	CITIG	(67,702)
03/18/15	Hong Kong Dollars	10,613,000	U.S. Dollars	1,368,801	CITIG	(247)
03/18/15	Norwegian Krone	10,343,746	U.S. Dollars	1,439,721	CITIG	(54,934)
03/18/15	U.S. Dollars	9,379,621	Japanese Yen	1,093,068,000	CITIG	247,566
03/18/15	New Zealand Dollars	8,871,731	U.S. Dollars	6,834,160	CITIG	34,141
03/18/15	Swedish Kronor	8,552,000	U.S. Dollars	1,108,380	CITIG	(11,036)
03/18/15	Euro	8,135,000	U.S. Dollars	9,982,443	CITIG	(131,716)
03/18/15	U.S. Dollars	7,770,408	Norwegian Krone	53,121,000	CITIG	658,743
03/18/15	Canadian Dollars	7,349,000	U.S. Dollars	6,457,949	CITIG	(143,176)
03/18/15	U.S. Dollars	7,103,641	Canadian Dollars	8,251,000	CITIG	13,806
03/18/15	Australian Dollars	6,600,662	U.S. Dollars	5,451,671	CITIG	(93,083)
03/18/15	U.S. Dollars	6,156,133	Norwegian Krone	43,158,000	CITIG	378,283
03/18/15	Australian Dollars	5,831,014	U.S. Dollars	4,771,408	CITIG	(37,640)
03/18/15	New Zealand Dollars	5,523,891	U.S. Dollars	4,201,996	CITIG	74,480
03/18/15	U.S. Dollars	5,402,346	Canadian Dollars	6,166,000	CITIG	104,090
03/18/15	U.S. Dollars	5,143,050	Euro	4,131,000	CITIG	140,794
03/18/15	U.S. Dollars	4,891,201	British Pounds	3,132,000	CITIG	12,731
03/18/15	Australian Dollars	4,873,121	U.S. Dollars	4,112,763	CITIG	(156,637)
03/18/15	New Zealand Dollars	4,873,000	U.S. Dollars	3,747,311	CITIG	25,259
03/18/15	New Zealand Dollars	4,575,403	U.S. Dollars	3,450,883	CITIG	91,294
03/18/15	New Zealand Dollars	4,496,671	U.S. Dollars	3,422,012	CITIG	59,214
03/18/15	New Zealand Dollars	4,421,652	U.S. Dollars	3,407,404	CITIG	15,742
03/18/15	New Zealand Dollars	4,366,236	U.S. Dollars	3,407,423	CITIG	(27,179)
03/18/15	Norwegian Krone	4,280,000	U.S. Dollars	594,845	CITIG	(21,853)
03/18/15	U.S. Dollars	4,145,027	British Pounds	2,647,000	SS	22,003
03/18/15	U.S. Dollars	4,123,583	Norwegian Krone	30,503,000	CITIG	39,942
03/18/15	U.S. Dollars	3,727,168	Japanese Yen	439,669,000	CITIG	53,945
03/18/15	Switzerland Francs	3,639,000	U.S. Dollars	3,766,997	CITIG	(101,325)
03/18/15	U.S. Dollars	3,614,544	Norwegian Krone	27,324,000	CITIG	(43,504)
03/18/15	British Pounds	3,289,000	U.S. Dollars	5,151,207	CITIG	(28,190)
03/18/15	Australian Dollars	3,285,489	U.S. Dollars	2,741,770	CITIG	(74,525)
03/18/15	Euro	3,103,975	U.S. Dollars	3,806,427	CITIG	(47,802)
03/18/15	Euro	2,969,993	U.S. Dollars	3,652,501	CITIG	(56,116)
03/18/15	Euro	2,932,211	U.S. Dollars	3,644,357	CITIG	(93,723)
03/18/15	Danish Kroner	2,798,000	U.S. Dollars	468,212	CITIG	(13,258)
03/18/15	U.S. Dollars	2,796,338	Switzerland Francs	2,702,000	CITIG	74,534
03/18/15	Australian Dollars	2,768,049	U.S. Dollars	2,303,291	CITIG	(56,117)
03/18/15	New Zealand Dollars	2,664,416	U.S. Dollars	2,044,414	CITIG	18,319
03/18/15	Euro	2,657,821	U.S. Dollars	3,279,871	CITIG	(61,498)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	British Pounds	2,638,000	U.S. Dollars	4,139,444	CITIG	$(30,439)
03/18/15	Australian Dollars	2,634,665	U.S. Dollars	2,193,448	CITIG	(54,559)
03/18/15	Euro	2,627,000	U.S. Dollars	3,287,869	CITIG	(106,817)
03/18/15	Hong Kong Dollars	2,422,000	U.S. Dollars	312,299	CITIG	20
03/18/15	Canadian Dollars	2,345,000	U.S. Dollars	2,070,377	CITIG	(55,389)
03/18/15	Danish Kroner	2,193,000	U.S. Dollars	361,804	CITIG	(5,223)
03/18/15	Israeli Shekels	2,111,325	U.S. Dollars	533,594	CITIG	7,863
03/18/15	Israeli Shekels	1,984,085	U.S. Dollars	498,062	CITIG	10,764
03/18/15	U.S. Dollars	1,942,964	Australian Dollars	2,364,000	CITIG	23,807
03/18/15	U.S. Dollars	1,906,139	Australian Dollars	2,354,000	CITIG	(4,898)
03/18/15	Euro	1,899,000	U.S. Dollars	2,371,200	CITIG	(71,688)
03/18/15	Israeli Shekels	1,841,590	U.S. Dollars	465,000	CITIG	7,283
03/18/15	U.S. Dollars	1,777,483	Swedish Kronor	13,276,958	CITIG	73,858
03/18/15	Euro	1,725,000	U.S. Dollars	2,145,858	CITIG	(57,043)
03/18/15	Canadian Dollars	1,699,000	U.S. Dollars	1,477,393	CITIG	(17,494)
03/18/15	Hong Kong Dollars	1,674,000	U.S. Dollars	215,859	CITIG	5
03/18/15	U.S. Dollars	1,659,014	Swedish Kronor	12,471,437	CITIG	58,749
03/18/15	U.S. Dollars	1,569,401	New Zealand Dollars	2,020,000	CITIG	5,561
03/18/15	U.S. Dollars	1,540,425	Swedish Kronor	11,584,471	CITIG	53,971
03/18/15	U.S. Dollars	1,531,356	Swedish Kronor	11,543,939	CITIG	50,103
03/18/15	U.S. Dollars	1,303,478	Swedish Kronor	9,890,858	CITIG	34,339
03/18/15	Australian Dollars	1,208,000	U.S. Dollars	1,018,151	CITIG	(37,465)
03/18/15	Canadian Dollars	1,170,000	U.S. Dollars	1,002,087	CITIG	3,258
03/18/15	Australian Dollars	1,042,000	U.S. Dollars	879,920	CITIG	(33,997)
03/18/15	New Zealand Dollars	1,015,000	U.S. Dollars	772,148	CITIG	13,642
03/18/15	U.S. Dollars	979,888	British Pounds	624,000	CITIG	7,932
03/18/15	U.S. Dollars	947,998	Swedish Kronor	7,157,337	CITIG	29,608
03/18/15	British Pounds	933,000	U.S. Dollars	1,459,941	CITIG	(6,680)
03/18/15	Danish Kroner	928,000	U.S. Dollars	154,141	CITIG	(3,248)
03/18/15	New Zealand Dollars	908,000	U.S. Dollars	708,324	CITIG	(5,371)
03/18/15	U.S. Dollars	853,327	Danish Kroner	5,114,000	CITIG	21,792
03/18/15	U.S. Dollars	853,034	Australian Dollars	1,006,000	RBS	36,337
03/18/15	Switzerland Francs	697,000	U.S. Dollars	723,976	CITIG	(21,867)
03/18/15	New Zealand Dollars	611,000	U.S. Dollars	471,951	WEST	1,071
03/18/15	U.S. Dollars	608,381	Euro	492,000	CITIG	12,615
03/18/15	New Zealand Dollars	566,000	U.S. Dollars	434,694	CITIG	3,491
03/18/15	U.S. Dollars	532,294	Swedish Kronor	4,005,000	CITIG	18,395
03/18/15	U.S. Dollars	395,901	British Pounds	252,000	CITIG	3,381
03/18/15	U.S. Dollars	353,828	Hong Kong Dollars	2,743,000	CITIG	116
03/18/15	Norwegian Krone	324,000	U.S. Dollars	46,440	CITIG	(3,064)
03/18/15	Hong Kong Dollars	312,000	U.S. Dollars	40,226	CITIG	7
03/18/15	U.S. Dollars	284,263	Singapore Dollars	372,000	CITIG	3,800
03/18/15	Israeli Shekels	264,000	U.S. Dollars	67,387	CITIG	316
03/18/15	U.S. Dollars	226,203	Hong Kong Dollars	1,754,000	CITIG	23
03/18/15	Singapore Dollars	225,000	U.S. Dollars	170,586	CITIG	(950)
03/18/15	Singapore Dollars	192,175	U.S. Dollars	146,430	CITIG	(1,542)
03/18/15	Israeli Shekels	182,000	U.S. Dollars	46,461	CITIG	214
03/18/15	Singapore Dollars	178,000	U.S. Dollars	136,289	CITIG	(2,089)
03/18/15	Singapore Dollars	144,406	U.S. Dollars	109,797	CITIG	(925)
03/18/15	U.S. Dollars	143,783	Hong Kong Dollars	1,115,000	CITIG	3
03/18/15	U.S. Dollars	137,822	Hong Kong Dollars	1,069,000	CITIG	(26)
03/18/15	Switzerland Francs	137,000	U.S. Dollars	141,796	CITIG	(3,792)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	U.S. Dollars	97,052	Israeli Shekels	383,000	CITIG	$(1,170)
03/18/15	Switzerland Francs	95,565	U.S. Dollars	98,606	CITIG	(2,341)
03/18/15	Switzerland Francs	92,435	U.S. Dollars	94,419	CITIG	(1,306)
03/18/15	U.S. Dollars	90,462	Danish Kroner	539,000	CITIG	2,821
03/18/15	U.S. Dollars	88,515	Canadian Dollars	101,000	CITIG	1,728
03/18/15	Israeli Shekels	83,000	U.S. Dollars	21,101	CITIG	185
03/18/15	Singapore Dollars	80,000	U.S. Dollars	61,225	CITIG	(911)
03/18/15	Singapore Dollars	79,000	U.S. Dollars	60,220	CITIG	(659)
03/18/15	Israeli Shekels	76,000	U.S. Dollars	19,223	CITIG	268
03/18/15	Danish Kroner	74,000	U.S. Dollars	12,370	CITIG	(337)
03/18/15	U.S. Dollars	72,013	Danish Kroner	430,000	CITIG	2,095
03/18/15	U.S. Dollars	68,192	Danish Kroner	407,000	CITIG	2,014
03/18/15	Singapore Dollars	64,156	U.S. Dollars	48,790	CITIG	(420)
03/18/15	Singapore Dollars	59,310	U.S. Dollars	45,225	CITIG	(509)
03/18/15	Singapore Dollars	57,000	U.S. Dollars	43,058	CITIG	(83)
03/18/15	Israeli Shekels	55,000	U.S. Dollars	14,244	CITIG	(139)
03/18/15	Singapore Dollars	48,515	U.S. Dollars	36,676	CITIG	(99)
03/18/15	Singapore Dollars	47,845	U.S. Dollars	36,628	CITIG	(556)
03/18/15	Singapore Dollars	43,000	U.S. Dollars	32,990	CITIG	(571)
03/18/15	Singapore Dollars	32,447	U.S. Dollars	24,515	CITIG	(52)
03/18/15	Singapore Dollars	32,146	U.S. Dollars	24,402	CITIG	(166)
03/18/15	U.S. Dollars	25,504	Swedish Kronor	189,000	CITIG	1,252
03/18/15	U.S. Dollars	14,001	Australian Dollars	17,000	CITIG	200
03/18/15	Euro	6,000	U.S. Dollars	7,491	CITIG	(226)
03/18/15	Australian Dollars	1,000	U.S. Dollars	825	CITIG	(13)

						$589,642

Emerging Markets Equity Fund
03/18/15	Russian Rubles	9,000,000	U.S. Dollars	155,406	CITIG	$(13,706)
03/18/15	Indonesian Rupiahs	13,900,000,000	U.S. Dollars	1,112,125	CITIG	(5,407)
03/18/15	Indonesian Rupiahs	10,163,743,801	U.S. Dollars	811,675	CITIG	(2,439)
03/18/15	Indonesian Rupiahs	2,837,679,987	U.S. Dollars	225,841	CITIG	95
03/18/15	South Korean Won	2,300,000,000	U.S. Dollars	2,079,169	CITIG	5,918
03/18/15	South Korean Won	1,910,000,000	U.S. Dollars	1,745,272	CITIG	(13,743)
03/18/15	South Korean Won	1,650,000,000	U.S. Dollars	1,498,050	CITIG	(2,227)
03/18/15	South Korean Won	1,470,000,000	U.S. Dollars	1,327,941	CITIG	4,702
03/18/15	South Korean Won	1,200,000,000	U.S. Dollars	1,069,282	CITIG	18,589
03/18/15	South Korean Won	1,180,000,000	U.S. Dollars	1,079,821	CITIG	(10,081)
03/18/15	South Korean Won	520,000,000	U.S. Dollars	469,502	CITIG	1,909
03/18/15	Hungarian Forint	350,024,470	U.S. Dollars	1,395,743	CITIG	(60,552)
03/18/15	Hungarian Forint	329,838,087	U.S. Dollars	1,327,161	CITIG	(68,972)
03/18/15	Chilean Peso	310,000,000	U.S. Dollars	502,857	CITIG	4,194
03/18/15	South Korean Won	270,000,000	U.S. Dollars	244,883	CITIG	(112)
03/18/15	Hungarian Forint	204,901,937	U.S. Dollars	829,331	CITIG	(47,719)
03/18/15	Hungarian Forint	201,235,506	U.S. Dollars	814,620	CITIG	(46,994)
03/18/15	Indian Rupees	104,352,319	U.S. Dollars	1,660,523	CITIG	(33,993)
03/18/15	Indian Rupees	96,150,457	U.S. Dollars	1,531,027	CITIG	(32,339)
03/18/15	Russian Rubles	95,000,000	U.S. Dollars	1,765,799	CITIG	(270,078)
03/18/15	Taiwan Dollars	73,392,834	U.S. Dollars	2,362,951	CITIG	(39,337)
03/18/15	Indian Rupees	64,256,004	U.S. Dollars	1,019,943	CITIG	(18,390)
03/18/15	Indian Rupees	64,136,500	U.S. Dollars	1,021,125	CITIG	(21,436)
03/18/15	Indian Rupees	64,033,087	U.S. Dollars	1,020,840	CITIG	(22,762)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	Taiwan Dollars	49,234,166	U.S. Dollars	1,586,673	CITIG	$(27,921)
03/18/15	Indian Rupees	48,167,376	U.S. Dollars	766,391	CITIG	(15,611)
03/18/15	Czech Republic Koruna	35,000,000	U.S. Dollars	1,577,684	CITIG	(47,222)
03/18/15	Indian Rupees	32,042,397	U.S. Dollars	510,456	CITIG	(11,014)
03/18/15	Russian Rubles	32,000,000	U.S. Dollars	435,562	CITIG	68,260
03/18/15	South African Rand	30,300,000	U.S. Dollars	2,708,034	CITIG	(121,982)
03/18/15	Russian Rubles	26,000,000	U.S. Dollars	423,618	CITIG	(14,262)
03/18/15	Indian Rupees	25,447,860	U.S. Dollars	401,959	CITIG	(5,305)
03/18/15	Russian Rubles	23,000,000	U.S. Dollars	432,375	CITIG	(70,253)
03/18/15	Russian Rubles	14,000,000	U.S. Dollars	233,529	CITIG	(13,107)
03/18/15	Hong Kong Dollars	13,800,000	U.S. Dollars	1,779,405	CITIG	115
03/18/15	Hong Kong Dollars	13,757,000	U.S. Dollars	1,774,296	CITIG	(320)
03/18/15	Philippine Peso	13,500,000	U.S. Dollars	301,042	CITIG	(315)
03/18/15	Russian Rubles	13,000,000	U.S. Dollars	234,142	CITIG	(29,464)
03/18/15	Russian Rubles	12,100,000	U.S. Dollars	249,606	CITIG	(59,098)
03/18/15	Philippine Peso	11,800,000	U.S. Dollars	262,954	CITIG	(97)
03/18/15	Philippine Peso	11,700,000	U.S. Dollars	260,231	CITIG	399
03/18/15	Hong Kong Dollars	11,600,000	U.S. Dollars	1,496,154	CITIG	(325)
03/18/15	Philippine Peso	11,100,000	U.S. Dollars	247,603	CITIG	(339)
03/18/15	Philippine Peso	10,200,000	U.S. Dollars	227,426	CITIG	(210)
03/18/15	Philippine Peso	8,900,000	U.S. Dollars	197,999	CITIG	258
03/18/15	Philippine Peso	8,700,000	U.S. Dollars	194,176	CITIG	(374)
03/18/15	Thailand Baht	8,400,000	U.S. Dollars	254,380	CITIG	(11)
03/18/15	Malaysian Ringgits	8,071,274	U.S. Dollars	2,321,146	CITIG	(27,440)
03/18/15	Hong Kong Dollars	7,400,000	U.S. Dollars	954,632	CITIG	(396)
03/18/15	Brazilian Reals	7,140,000	U.S. Dollars	2,698,209	DEUT	(69,173)
03/18/15	Malaysian Ringgits	6,452,904	U.S. Dollars	1,857,068	CITIG	(23,273)
03/18/15	Russian Rubles	6,000,000	U.S. Dollars	104,603	CITIG	(10,136)
03/18/15	South African Rand	5,851,050	U.S. Dollars	522,861	CITIG	(23,483)
03/18/15	South African Rand	5,377,938	U.S. Dollars	473,162	CITIG	(14,164)
03/18/15	South African Rand	5,025,868	U.S. Dollars	430,697	CITIG	(1,748)
03/18/15	Malaysian Ringgits	4,803,762	U.S. Dollars	1,392,807	CITIG	(27,667)
03/18/15	South African Rand	4,676,564	U.S. Dollars	410,208	CITIG	(11,072)
03/18/15	South African Rand	4,599,580	U.S. Dollars	396,152	CITIG	(3,586)
03/18/15	Turkish Lira	4,535,342	U.S. Dollars	1,989,149	CITIG	(79,333)
03/18/15	Polish Zloty	4,220,000	U.S. Dollars	1,208,658	CITIG	(20,863)
03/18/15	Hong Kong Dollars	4,100,000	U.S. Dollars	528,838	CITIG	(140)
03/18/15	U.S. Dollars	3,987,324	Singapore Dollars	5,232,984	CITIG	42,000
03/18/15	Turkish Lira	3,946,454	U.S. Dollars	1,744,854	CITIG	(83,017)
03/18/15	Malaysian Ringgits	3,629,060	U.S. Dollars	1,028,587	CITIG	2,725
03/18/15	Israeli Shekels	3,570,000	U.S. Dollars	911,262	CITIG	4,278
03/18/15	Singapore Dollars	3,330,000	U.S. Dollars	2,530,918	CITIG	(20,318)
03/18/15	South African Rand	3,300,000	U.S. Dollars	294,301	CITIG	(12,651)
03/18/15	U.S. Dollars	2,989,815	Singapore Dollars	3,932,219	CITIG	25,181
03/18/15	Polish Zloty	2,940,561	U.S. Dollars	867,555	CITIG	(39,881)
03/18/15	U.S. Dollars	2,580,092	Hong Kong Dollars	20,011,000	CITIG	(341)
03/18/15	Israeli Shekels	2,580,000	U.S. Dollars	658,425	CITIG	3,226
03/18/15	U.S. Dollars	2,527,867	South Korean Won	2,797,354,000	CITIG	(8,101)
03/18/15	Turkish Lira	2,426,660	U.S. Dollars	1,053,039	CITIG	(31,182)
03/18/15	Brazilian Reals	2,380,000	U.S. Dollars	911,902	CITIG	(35,557)
03/18/15	Turkish Lira	2,322,054	U.S. Dollars	1,008,474	CITIG	(30,666)
03/18/15	Turkish Lira	2,280,000	U.S. Dollars	999,112	CITIG	(39,013)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	Turkish Lira	2,261,002	U.S. Dollars	994,550	CITIG	$(42,451)
03/18/15	Singapore Dollars	2,250,000	U.S. Dollars	1,724,294	CITIG	(27,942)
03/18/15	Turkish Lira	2,210,655	U.S. Dollars	968,400	CITIG	(37,501)
03/18/15	Hong Kong Dollars	2,200,000	U.S. Dollars	283,685	CITIG	6
03/18/15	U.S. Dollars	2,158,840	Turkish Lira	5,110,000	CITIG	7,038
03/18/15	U.S. Dollars	2,150,075	Mexican Pesos	31,700,000	JPM	11,818
03/18/15	U.S. Dollars	2,106,824	Brazilian Reals	5,720,000	CITIG	650
03/18/15	Thailand Baht	2,100,000	U.S. Dollars	62,612	CITIG	980
03/18/15	Turkish Lira	2,094,576	U.S. Dollars	917,711	CITIG	(35,693)
03/18/15	Turkish Lira	1,986,257	U.S. Dollars	855,334	CITIG	(18,929)
03/18/15	Thailand Baht	1,900,000	U.S. Dollars	57,281	CITIG	255
03/18/15	Philippine Peso	1,800,000	U.S. Dollars	40,156	CITIG	(59)
03/18/15	U.S. Dollars	1,756,514	Mexican Pesos	26,100,000	CITIG	(4,007)
03/18/15	Polish Zloty	1,737,439	U.S. Dollars	516,643	CITIG	(27,609)
03/18/15	Turkish Lira	1,660,000	U.S. Dollars	719,976	CITIG	(20,956)
03/18/15	U.S. Dollars	1,596,198	Israeli Shekels	6,315,837	CITIG	(23,523)
03/18/15	Hong Kong Dollars	1,500,000	U.S. Dollars	193,435	CITIG	(9)
03/18/15	U.S. Dollars	1,489,908	Israeli Shekels	5,935,213	CITIG	(32,200)
03/18/15	U.S. Dollars	1,430,795	Mexican Pesos	21,300,000	CITIG	(5,952)
03/18/15	Brazilian Reals	1,420,000	U.S. Dollars	539,050	CITIG	(16,188)
03/18/15	Hong Kong Dollars	1,400,000	U.S. Dollars	180,532	CITIG	(1)
03/18/15	U.S. Dollars	1,391,005	Israeli Shekels	5,508,950	CITIG	(21,787)
03/18/15	U.S. Dollars	1,390,035	South African Rand	15,749,000	CITIG	45,884
03/18/15	U.S. Dollars	1,328,554	Singapore Dollars	1,746,988	CITIG	11,440
03/18/15	U.S. Dollars	1,231,467	Singapore Dollars	1,615,014	CITIG	13,853
03/18/15	Brazilian Reals	1,200,000	U.S. Dollars	448,936	CITIG	(7,081)
03/18/15	U.S. Dollars	1,173,878	Chilean Peso	721,046,832	CITIG	(5,501)
03/18/15	U.S. Dollars	1,159,816	Turkish Lira	2,800,000	CITIG	(19,253)
03/18/15	U.S. Dollars	1,064,711	Malaysian Ringgits	3,740,000	CITIG	1,873
03/18/15	U.S. Dollars	1,051,595	Taiwan Dollars	32,670,000	CITIG	17,264
03/18/15	Polish Zloty	1,020,000	U.S. Dollars	303,295	CITIG	(16,197)
03/18/15	Brazilian Reals	1,020,000	U.S. Dollars	394,048	CITIG	(18,471)
03/18/15	U.S. Dollars	1,002,457	Mexican Pesos	14,500,000	DEUT	24,390
03/18/15	U.S. Dollars	1,002,018	Mexican Pesos	14,600,000	CITIG	17,205
03/18/15	Indian Rupees	1,000,000	U.S. Dollars	15,873	CITIG	(286)
03/18/15	U.S. Dollars	998,688	Singapore Dollars	1,321,070	CITIG	2,689
03/18/15	U.S. Dollars	997,389	Singapore Dollars	1,302,844	CITIG	15,130
03/18/15	Indonesian Rupiahs	982,000	U.S. Dollars	79	CITIG	—
03/18/15	U.S. Dollars	956,512	Mexican Pesos	13,600,000	RBS	39,153
03/18/15	U.S. Dollars	949,064	Columbian Peso	2,180,000,000	CITIG	35,597
03/18/15	U.S. Dollars	948,817	Chilean Peso	585,565,191	CITIG	(8,962)
03/18/15	U.S. Dollars	939,863	Brazilian Reals	2,550,000	CITIG	922
03/18/15	Singapore Dollars	930,000	U.S. Dollars	710,659	CITIG	(9,500)
03/18/15	U.S. Dollars	880,299	Chilean Peso	541,694,977	CITIG	(5,723)
03/18/15	Israeli Shekels	880,000	U.S. Dollars	222,992	CITIG	2,687
03/18/15	U.S. Dollars	861,589	South Korean Won	965,772,000	CITIG	(13,941)
03/18/15	U.S. Dollars	845,368	Brazilian Reals	2,242,000	CITIG	19,836
03/18/15	U.S. Dollars	826,639	Russian Rubles	45,430,198	CITIG	111,366
03/18/15	U.S. Dollars	804,870	Malaysian Ringgits	2,830,000	CITIG	637
03/18/15	Polish Zloty	800,000	U.S. Dollars	237,962	CITIG	(12,788)
03/18/15	U.S. Dollars	777,758	South Korean Won	870,000,000	CITIG	(10,949)
03/18/15	U.S. Dollars	751,999	Philippine Peso	33,764,946	CITIG	(151)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	U.S. Dollars	750,818	Philippine Peso	33,664,972	CITIG	$895
03/18/15	U.S. Dollars	732,380	Mexican Pesos	10,600,000	CITIG	17,379
03/18/15	U.S. Dollars	709,326	Hong Kong Dollars	5,500,000	CITIG	97
03/18/15	Israeli Shekels	700,000	U.S. Dollars	178,291	CITIG	1,226
03/18/15	U.S. Dollars	699,273	Philippine Peso	31,296,144	CITIG	2,118
03/18/15	U.S. Dollars	681,416	Russian Rubles	38,500,167	CITI	75,253
03/18/15	U.S. Dollars	678,362	Russian Rubles	38,436,001	CITI	73,209
03/18/15	U.S. Dollars	676,448	Brazilian Reals	1,880,000	UBS	(15,791)
03/18/15	U.S. Dollars	667,542	Singapore Dollars	883,525	CITIG	1,422
03/18/15	U.S. Dollars	664,480	Singapore Dollars	875,356	CITIG	4,519
03/18/15	U.S. Dollars	648,151	Malaysian Ringgits	2,270,000	CITIG	3,059
03/18/15	U.S. Dollars	629,217	Malaysian Ringgits	2,220,000	CITIG	(1,666)
03/18/15	U.S. Dollars	619,952	Russian Rubles	35,904,634	CITIG	54,653
03/18/15	Thailand Baht	600,000	U.S. Dollars	18,059	CITIG	110
03/18/15	Brazilian Reals	590,000	U.S. Dollars	220,817	CITIG	(3,574)
03/18/15	U.S. Dollars	579,223	Philippine Peso	25,862,477	CITIG	3,109
03/18/15	U.S. Dollars	567,396	Hong Kong Dollars	4,400,000	CITIG	13
03/18/15	U.S. Dollars	563,997	Philippine Peso	25,289,756	CITIG	641
03/18/15	U.S. Dollars	533,866	Malaysian Ringgits	1,880,000	CITIG	(395)
03/18/15	U.S. Dollars	528,693	Hong Kong Dollars	4,100,000	CITIG	(5)
03/18/15	U.S. Dollars	521,669	Indian Rupees	32,746,000	CITIG	11,261
03/18/15	U.S. Dollars	517,825	Russian Rubles	38,051,000	CITIG	(81,267)
03/18/15	U.S. Dollars	500,858	Malaysian Ringgits	1,730,000	CITIG	9,224
03/18/15	Thailand Baht	500,000	U.S. Dollars	14,966	CITIG	175
03/18/15	Thailand Baht	500,000	U.S. Dollars	14,999	CITIG	142
03/18/15	Brazilian Reals	470,000	U.S. Dollars	173,081	CITIG	(22)
03/18/15	U.S. Dollars	452,201	Mexican Pesos	6,427,000	CITIG	18,681
03/18/15	U.S. Dollars	438,349	Hong Kong Dollars	3,400,000	CITIG	(84)
03/18/15	U.S. Dollars	427,665	Brazilian Reals	1,135,059	CITIG	9,722
03/18/15	U.S. Dollars	423,850	Russian Rubles	23,672,000	CITIG	51,147
03/18/15	U.S. Dollars	399,863	Hong Kong Dollars	3,100,000	CITIG	115
03/18/15	U.S. Dollars	398,016	Malaysian Ringgits	1,400,000	CITIG	162
03/18/15	U.S. Dollars	394,268	South African Rand	4,700,000	CITIG	(6,869)
03/18/15	U.S. Dollars	383,860	Indonesian Rupiahs	4,900,000,000	CITIG	(6,278)
03/18/15	U.S. Dollars	380,395	Indonesian Rupiahs	5,000,000,000	CITIG	(17,704)
03/18/15	U.S. Dollars	377,191	Philippine Peso	16,905,803	CITIG	596
03/18/15	U.S. Dollars	376,001	Philippine Peso	16,901,336	CITIG	(494)
03/18/15	U.S. Dollars	375,407	Philippine Peso	16,814,566	CITIG	844
03/18/15	U.S. Dollars	372,014	Malaysian Ringgits	1,310,000	CITIG	(264)
03/18/15	U.S. Dollars	370,700	Columbian Peso	810,000,000	CITIG	31,293
03/18/15	U.S. Dollars	361,224	Turkish Lira	820,000	CITIG	15,925
03/18/15	U.S. Dollars	360,616	Columbian Peso	840,000,000	CITIG	8,637
03/18/15	U.S. Dollars	359,879	Brazilian Reals	955,941	CITIG	7,890
03/18/15	U.S. Dollars	359,715	South Korean Won	400,000,000	CITIG	(2,909)
03/18/15	U.S. Dollars	359,627	Indian Rupees	23,000,000	CITIG	1,128
03/18/15	U.S. Dollars	331,998	Malaysian Ringgits	1,120,000	CITIG	13,715
03/18/15	U.S. Dollars	331,891	Columbian Peso	760,000,000	CITIG	13,434
03/18/15	South African Rand	330,000	U.S. Dollars	29,375	CITIG	(1,210)
03/18/15	Russian Rubles	304,000	U.S. Dollars	5,490	CITIG	(703)
03/18/15	U.S. Dollars	300,349	Malaysian Ringgits	1,045,000	CITIG	3,379
03/18/15	U.S. Dollars	299,211	Singapore Dollars	390,000	CITIG	5,177
03/18/15	U.S. Dollars	296,617	Hong Kong Dollars	2,300,000	CITIG	30

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	U.S. Dollars	284,884	Turkish Lira	649,000	CITIG	$11,593
03/18/15	U.S. Dollars	250,055	Malaysian Ringgits	870,000	CITIG	2,817
03/18/15	U.S. Dollars	249,577	Indonesian Rupiahs	3,126,201,000	CITIG	669
03/18/15	U.S. Dollars	242,145	Malaysian Ringgits	840,000	CITIG	3,432
03/18/15	U.S. Dollars	235,572	Thailand Baht	7,805,000	CITIG	(779)
03/18/15	U.S. Dollars	217,987	Russian Rubles	10,200,000	CITIG	57,394
03/18/15	U.S. Dollars	212,026	Mexican Pesos	3,000,000	CITIG	9,667
03/18/15	U.S. Dollars	211,678	Polish Zloty	715,000	CITIG	10,428
03/18/15	Mexican Pesos	211,000	U.S. Dollars	15,347	CITIG	(1,115)
03/18/15	Thailand Baht	200,000	U.S. Dollars	6,034	CITIG	22
03/18/15	U.S. Dollars	190,415	Mexican Pesos	2,700,000	CITIG	8,293
03/18/15	Israeli Shekels	190,000	U.S. Dollars	48,057	CITIG	670
03/18/15	U.S. Dollars	171,729	Thailand Baht	5,698,000	CITIG	(818)
03/18/15	Peruvian Nuevos Soles	170,000	U.S. Dollars	57,438	CITIG	(1,371)
03/18/15	U.S. Dollars	144,537	Malaysian Ringgits	510,000	CITIG	(396)
03/18/15	Singapore Dollars	140,000	U.S. Dollars	107,688	CITIG	(2,137)
03/18/15	U.S. Dollars	127,197	Brazilian Reals	335,000	CITIG	3,846
03/18/15	U.S. Dollars	126,482	Indonesian Rupiahs	1,600,000,000	CITIG	(910)
03/18/15	Thailand Baht	100,000	U.S. Dollars	3,017	CITIG	12
03/18/15	U.S. Dollars	94,787	Turkish Lira	220,000	CITIG	2,145
03/18/15	Polish Zloty	90,000	U.S. Dollars	26,666	CITIG	(1,334)
03/18/15	U.S. Dollars	83,397	Singapore Dollars	110,000	CITIG	465
03/18/15	U.S. Dollars	82,481	Mexican Pesos	1,169,000	CITIG	3,628
03/18/15	U.S. Dollars	82,306	Turkish Lira	190,000	CITIG	2,297
03/18/15	U.S. Dollars	64,483	Hong Kong Dollars	500,000	CITIG	7
03/18/15	Brazilian Reals	64,000	U.S. Dollars	24,390	CITIG	(825)
03/18/15	U.S. Dollars	60,478	Malaysian Ringgits	210,000	CITIG	800
03/18/15	U.S. Dollars	53,524	Peruvian Nuevos Soles	161,000	CITIG	425
03/18/15	U.S. Dollars	51,585	Hong Kong Dollars	400,000	CITIG	5
03/18/15	Peruvian Nuevos Soles	50,000	U.S. Dollars	16,639	CITIG	(149)
03/18/15	Mexican Pesos	50,000	U.S. Dollars	3,524	CITIG	(151)
03/18/15	U.S. Dollars	48,397	Thailand Baht	1,600,000	CITIG	(55)
03/18/15	Peruvian Nuevos Soles	40,000	U.S. Dollars	13,545	CITIG	(350)
03/18/15	Peruvian Nuevos Soles	28,000	U.S. Dollars	9,510	CITIG	(276)
03/18/15	U.S. Dollars	27,223	Thailand Baht	900,000	CITIG	(31)
03/18/15	U.S. Dollars	25,775	Hong Kong Dollars	200,000	CITIG	(15)
03/18/15	U.S. Dollars	24,109	Thailand Baht	800,000	CITIG	(117)
03/18/15	Peruvian Nuevos Soles	20,000	U.S. Dollars	6,669	CITIG	(73)
03/18/15	U.S. Dollars	18,165	Thailand Baht	600,000	CITIG	(4)
03/18/15	U.S. Dollars	16,478	Turkish Lira	40,000	CITIG	(365)
03/18/15	U.S. Dollars	15,313	Singapore Dollars	20,000	CITIG	235
03/18/15	U.S. Dollars	14,941	Indian Rupees	940,000	CITIG	290
03/18/15	U.S. Dollars	12,007	Thailand Baht	400,000	CITIG	(106)
03/18/15	U.S. Dollars	10,156	Peruvian Nuevos Soles	30,000	CITIG	262
03/18/15	U.S. Dollars	10,067	Peruvian Nuevos Soles	30,000	CITIG	173
03/18/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,322	CITIG	(24)
03/18/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,329	CITIG	(31)
03/18/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,338	CITIG	(40)
03/18/15	Peruvian Nuevos Soles	10,000	U.S. Dollars	3,346	CITIG	(48)
03/18/15	Polish Zloty	10,000	U.S. Dollars	2,967	CITIG	(152)
03/18/15	U.S. Dollars	9,973	Peruvian Nuevos Soles	30,000	CITIG	79
03/18/15	U.S. Dollars	9,076	Thailand Baht	300,000	CITIG	(8)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/18/15	U.S. Dollars	6,673	Peruvian Nuevos Soles	20,000	CITIG	$77
03/18/15	U.S. Dollars	6,660	Peruvian Nuevos Soles	20,000	CITIG	64
03/18/15	Taiwan Dollars	6,000	U.S. Dollars	193	CITIG	(3)
03/18/15	U.S. Dollars	4,519	Russian Rubles	210,000	CITIG	1,213
03/18/15	U.S. Dollars	4,340	Turkish Lira	10,000	CITIG	129
03/18/15	U.S. Dollars	3,665	Indonesian Rupiahs	45,219,000	CITIG	65
03/18/15	U.S. Dollars	3,346	Peruvian Nuevos Soles	10,000	CITIG	48
03/18/15	U.S. Dollars	694	Indian Rupees	43,000	CITIG	24

						$(1,211,070)

Inflation Protected Bond Fund
01/07/15	U.S. Dollars	18,301,096	Euro	14,652,000	BNP	$570,045
01/07/15	U.S. Dollars	1,636,081	British Pounds	1,037,000	UBS	19,900
01/07/15	Euro	1,516,000	U.S. Dollars	1,868,484	JPM	(33,904)
01/07/15	British Pounds	1,037,000	U.S. Dollars	1,626,384	HSBC	(10,203)
01/07/15	Euro	505,000	U.S. Dollars	621,662	RBC	(10,538)
01/21/15	U.S. Dollars	1,753,647	New Zealand Dollars	2,234,000	JPM	15,071
01/21/15	U.S. Dollars	848,405	New Zealand Dollars	1,081,000	BOA	7,134
01/21/15	U.S. Dollars	361,782	New Zealand Dollars	465,000	CITI	(98)
03/16/15	U.S. Dollars	5,682,947	Euro	4,589,050	MSCS	126,136
03/16/15	Euro	3,620,000	U.S. Dollars	4,411,687	SC	(28,284)
03/16/15	U.S. Dollars	1,299,569	Japanese Yen	155,160,345	RBC	3,310
03/16/15	U.S. Dollars	564,455	Australian Dollars	685,000	RBC	8,267

						$666,836

Options Written

Transactions in options written during the year ended December 31, 2014 were as follows:

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Low-Duration Bond
Options written, 12/31/13	396	$173,943	$90,200,000	$230,869	$404,812

Options written	—	—	386,400,000	1,286,684	1,286,684
Options expired	(396)	(173,943)	(34,700,000)	(90,275)	(264,218)
Options closed	—	—	(351,100,000)	(710,984)	(710,984)

Options written, 12/31/14	—	$—	$90,800,000	$716,294	$716,294

Medium-Duration Bond
Options written, 12/31/13	412	$180,759	$107,500,000	$276,212	$456,971

Options written	3,353	953,322	604,610,000	1,778,814	2,732,136
Options expired	(1,853)	(561,884)	(480,330,000)	(891,957)	(1,453,841)
Options closed	(1,255)	(368,717)	(150,460,000)	(423,734)	(792,451)

Options written, 12/31/14	657	$203,480	$81,320,000	$739,335	$942,815

Defensive Market Strategies
Options written, 12/31/13	688	$32,881	$—	$—	$32,881

Options written	6,525	5,743,593	—	—	5,743,593
Options expired	(5,032)	(3,912,926)	—	—	(3,912,926)
Options closed	(1,569)	(1,225,716)	—	—	(1,225,716)

Options written, 12/31/14	612	$637,832	$—	$—	$637,832

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Small Cap Equity
Options written, 12/31/13	13	$3,974	$—	$—	$3,974

Options written	83	19,277	—	—	19,277
Options expired	(7)	(1,837)	—	—	(1,837)
Options closed	(89)	(21,414)	—	—	(21,414)

Options written, 12/31/14	—	$—	$—	$—	$—

Inflation Protected Bond
Options written, 12/31/13	200	$14,660	$4,890,000	$66,923	$81,583
Options written	2,279	411,382	48,302,000	328,569	739,951
Options expired	(1,669)	(180,050)	(18,895,000)	(176,611)	(356,661)
Options closed	(662)	(125,238)	—	—	(125,238)

Options written, 12/31/14	148	$120,754	$34,297,000	$218,881	$339,635

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended 12/31/14		Year Ended 12/31/13

	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2005
Shares sold		2,397,742		2,390,141
Shares reinvested		344,332		133,788
Shares redeemed		(1,923,942)		(2,453,997)

Net increase		818,132		69,932

MyDestination 2015
Shares sold		6,770,402		7,823,039
Shares reinvested		2,173,184		1,056,637
Shares redeemed		(4,804,080)		(3,249,231)

Net increase		4,139,506		5,630,445

MyDestination 2025
Shares sold		10,525,623		11,525,044
Shares reinvested		3,065,748		2,356,280
Shares redeemed		(2,327,812)		(1,456,827)

Net increase		11,263,559		12,424,497

MyDestination 2035
Shares sold		6,242,604		6,160,978
Shares reinvested		1,822,344		1,469,835
Shares redeemed		(912,341)		(599,267)

Net increase		7,152,607		7,031,546

	Year Ended 12/31/14		Year Ended 12/31/13

	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2045
Shares sold		4,317,668		4,414,752
Shares reinvested		1,436,263		1,643,081
Shares redeemed		(870,438)		(400,028)

Net increase		4,883,493		5,657,805

MyDestination 2055
Shares sold		1,061,681		779,633
Shares reinvested		105,787		79,228
Shares redeemed		(224,376)		(158,031)

Net increase (decrease)		943,092		700,830

Conservative Allocation
Shares sold		3,108,659		3,550,322
Shares reinvested		930,425		1,864,374
Shares redeemed		(4,137,007)		(5,118,767)

Net increase (decrease)		(97,923)		295,929

Balanced Allocation
Shares sold		4,429,822		6,124,611
Shares reinvested		5,256,931		6,104,594
Shares redeemed		(7,513,346)		(8,788,484)

Net increase		2,173,407		3,440,721

Growth Allocation
Shares sold		2,541,653		3,092,779
Shares reinvested		4,815,305		6,462,903
Shares redeemed		(5,320,529)		(6,124,482)

Net increase		2,036,429		3,431,200

Aggressive Allocation
Shares sold		1,630,041		2,138,220
Shares reinvested		5,092,630		3,947,279
Shares redeemed		(4,212,364)		(5,065,859)

Net increase		2,510,307		1,019,640

Conservative Allocation I
Shares sold	1,063,532		1,051,991
Shares reinvested	352,127		307,930
Shares redeemed	(1,716,132)		(1,268,188)

Net increase (decrease)	(300,473)		91,733

Balanced Allocation I
Shares sold	1,731,634		2,931,254
Shares reinvested	2,163,092		1,297,121
Shares redeemed	(4,258,293)		(2,315,029)

Net increase (decrease)	(363,567)		1,913,346

	Year Ended 12/31/14		Year Ended 12/31/13

	Institutional Class	Investor Class	Institutional Class	Investor Class
Growth Allocation I
Shares sold	1,047,916		2,619,702
Shares reinvested	1,740,500		769,800
Shares redeemed	(1,754,222)		(1,488,489)

Net increase	1,034,194		1,901,013

Aggressive Allocation I
Shares sold	547,423		1,441,037
Shares reinvested	1,185,497		335,244
Shares redeemed	(1,226,754)		(988,775)

Net increase	506,166		787,506

Money Market
Shares sold	169,689,475	3,811,246,128	105,460,546	4,335,936,657
Shares reinvested	25,034	117,713	38,908	105,203
Shares redeemed	(154,146,430)	(3,910,770,582)	(106,106,557)	(4,204,891,545)

Net increase (decrease)	15,568,079	(99,406,741)	(607,103)	131,150,315

Low-Duration Bond
Shares sold	4,063,942	7,018,714	2,410,812	7,197,509
Shares reinvested	393,822	681,680	320,329	549,518
Shares redeemed	(3,737,141)	(7,262,097)	(2,259,882)	(5,397,894)

Net increase	720,623	438,297	471,259	2,349,133

Medium-Duration Bond
Shares sold	8,168,870	9,117,338	3,728,890	5,082,508
Shares reinvested	1,570,128	908,367	1,297,479	725,378
Shares redeemed	(8,348,990)	(5,510,348)	(6,539,868)	(6,915,624)

Net increase (decrease)	1,390,008	4,515,357	(1,513,499)	(1,107,738)

Extended-Duration Bond
Shares sold	3,264,201	3,322,036	1,450,978	1,802,684
Shares reinvested	2,093,574	654,801	2,566,909	1,075,013
Shares redeemed	(4,141,145)	(3,912,203)	(6,720,701)	(10,234,291)

Net increase (decrease)	1,216,630	64,634	(2,702,814)	(7,356,594)

Global Bond
Shares sold		6,389,263		13,971,357
Shares reinvested		1,287,159		931,764
Shares redeemed		(3,128,070)		(1,865,216)

Net increase		4,548,352		13,037,905

Defensive Market Strategies
Shares sold	1,184,929	6,522,910	661,878	6,381,892
Shares reinvested	687,829	3,245,553	721,331	3,070,861
Shares redeemed	(1,177,763)	(3,323,066)	(1,607,751)	(4,528,408)

Net increase (decrease)	694,995	6,445,397	(224,542)	4,924,345

	Year Ended 12/31/14		Year Ended 12/31/13

	Institutional Class	Investor Class	Institutional Class	Investor Class
Equity Index
Shares sold	2,729,593	2,574,571	1,131,793	2,256,224
Shares reinvested	622,444	331,565	460,083	335,582
Shares redeemed	(668,356)	(2,296,400)	(662,076)	(1,537,196)

Net increase	2,683,681	609,736	929,800	1,054,610

Value Equity
Shares sold	2,847,915	3,204,628	2,595,246	4,377,712
Shares reinvested	5,502,833	4,449,662	2,293,663	2,159,615
Shares redeemed	(3,647,127)	(5,904,998)	(6,218,683)	(12,367,991)

Net increase (decrease)	4,703,621	1,749,292	(1,329,774)	(5,830,664)

Growth Equity
Shares sold	2,120,266	3,578,689	1,209,794	2,482,933
Shares reinvested	3,962,268	5,146,174	4,889,718	8,132,474
Shares redeemed	(2,665,269)	(6,337,327)	(3,679,257)	(9,363,004)

Net increase	3,417,265	2,387,536	2,420,255	1,252,403

Small Cap Equity
Shares sold	1,399,917	2,495,255	674,645	3,097,274
Shares reinvested	1,626,024	2,624,103	2,205,035	4,671,768
Shares redeemed	(1,703,202)	(4,632,110)	(1,346,815)	(4,452,164)

Net increase	1,322,739	487,248	1,532,865	3,316,878

International Equity
Shares sold	2,437,760	7,992,902	2,527,358	8,472,335
Shares reinvested	675,464	1,676,582	497,233	1,031,763
Shares redeemed	(4,114,501)	(3,380,883)	(6,818,923)	(22,701,043)

Net increase (decrease)	(1,001,277)	6,288,601	(3,794,332)	(13,196,945)

Emerging Markets Equity(1)
Shares sold	791,628	4,915,611	4,766,135	25,064,445
Shares reinvested	136,107	700,396	—	—
Shares redeemed	(731,088)	(2,577,480)	(6,609)	(17,379)

Net increase	196,647	3,038,527	4,759,526	25,047,066

Inflation Protected Bond
Shares sold		5,722,346		14,472,849
Shares reinvested		593,439		256,571
Shares redeemed		(3,680,855)		(5,308,242)

Net increase		2,634,930		9,421,178

Flexible Income(2)
Shares sold		2,674,874		10,983,177
Shares reinvested		392,444		102,640
Shares redeemed		(535,915)		(229,568)

Net increase		2,531,403		10,856,249

	Year Ended 12/31/14		Year Ended 12/31/13

	Institutional Class	Investor Class	Institutional Class	Investor Class
Real Assets(2)
Shares sold		4,013,055		2,902,856
Shares reinvested		164,684		26,318
Shares redeemed		(949,385)		(113,145)

Net increase		3,228,354		2,816,029

Real Estate Securities
Shares sold		3,955,264		12,984,775
Shares reinvested		1,466,882		3,225,459
Shares redeemed		(4,212,142)		(9,162,135)

Net increase		1,210,004		7,048,099

Global Natural Resources Equity(2)
Shares sold		9,038,907		26,918,280
Shares reinvested		837,310		328,917
Shares redeemed		(2,761,078)		(387,108)

Net increase		7,115,139		26,860,089

(1)Inception date was October 31, 2013

(2)Inception date was July 1, 2013

7. BANK BORROWINGS

The Board of Trustees approved the renewal of a credit agreement with Bank of America, N.A. dated November 28, 2014 through November 27, 2015. The terms of the credit agreement did not change with the renewal. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.23% per annum.

No Funds borrowed for the year ended December 31, 2014, and there were no outstanding loans at December 31, 2014.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For year ended December 31, 2014, the Emerging Markets Equity Fund accrued non-U.S. taxes on unrealized gains of $193,562.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years (years ended December 31, 2011 through December 31, 2014) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the funds.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized as follows for tax purposes:

Fund	Year	Ordinary Income	Long-Term Capital Gain	Total Distribution
MyDestination 2005	2014	$1,647,310	$2,025,520	$3,672,830
	2013	1,430,800	—	1,430,800
MyDestination 2015	2014	9,893,987	14,015,347	23,909,334
	2013	11,082,375	507,649	11,590,024
MyDestination 2025	2014	13,629,226	19,570,290	33,199,516
	2013	13,816,231	11,772,816	25,589,047
MyDestination 2035	2014	6,771,198	12,665,870	19,437,068
	2013	6,111,194	9,769,547	15,880,741
MyDestination 2045	2014	4,564,423	10,053,773	14,618,196
	2013	4,505,425	12,558,112	17,063,537
MyDestination 2055	2014	488,935	866,009	1,354,944
	2013	337,035	689,617	1,026,652
Conservative Allocation	2014	5,199,569	5,697,230	10,896,799
	2013	4,707,701	17,556,365	22,264,066
Balanced Allocation	2014	27,727,181	41,042,091	68,769,272
	2013	27,828,660	53,077,462	80,906,122
Growth Allocation	2014	18,169,049	47,621,569	65,790,618
	2013	19,778,720	71,013,455	90,792,175
Aggressive Allocation	2014	14,556,180	58,352,188	72,908,368
	2013	18,059,402	40,374,215	58,433,617
Conservative Allocation I	2014	1,945,598	1,452,958	3,398,556
	2013	2,555,600	476,930	3,032,530
Balanced Allocation I	2014	18,280,125	4,586,199	22,866,324
	2013	13,881,599	—	13,881,599
Growth Allocation I	2014	10,504,008	10,326,449	20,830,457
	2013	9,414,953	—	9,414,953
Aggressive Allocation I	2014	10,074,623	6,094,551	16,169,174
	2013	4,675,371	—	4,675,371
Money Market	2014	223,392	—	223,392
	2013	228,385	—	228,385
Low-Duration Bond	2014	11,995,934	462,630	12,458,564
	2013	10,153,806	—	10,153,806
Medium-Duration Bond	2014	21,274,702	2,948,049	24,222,751
	2013	19,625,346	—	19,625,346

Fund	Year	Ordinary Income	Long-Term Capital Gain	Total Distribution
Extended-Duration Bond	2014	$14,965,018	$6,856,773	$21,821,791
	2013	16,784,004	15,235,598	32,019,602
Global Bond	2014	13,252,051	—	13,252,051
	2013	9,497,750	—	9,497,750
Defensive Market Strategies	2014	19,332,753	26,898,536	46,231,289
	2013	24,435,473	18,757,192	43,192,665
Equity Index	2014	7,055,940	6,176,009	13,231,949
	2013	6,219,243	4,196,449	10,415,692
Value Equity	2014	33,781,242	113,511,347	147,292,589
	2013	25,431,349	40,067,680	65,499,029
Growth Equity	2014	13,122,409	150,902,788	164,025,197
	2013	50,068,100	193,351,088	243,419,188
Small Cap Equity	2014	18,688,929	40,288,021	58,976,950
	2013	39,689,845	66,847,494	106,537,339
International Equity	2014	31,177,337	—	31,177,337
	2013	21,343,925	—	21,343,925
Emerging Markets Equity	2014	7,517,589	64,997	7,582,586
Inflation Protected Bond	2014	6,199,837	—	6,199,837
	2013	2,068,697	682,106	2,750,803
Flexible Income	2014	3,905,895	—	3,905,895
	2013	1,028,524	—	1,028,524
Real Assets	2014	1,207,736	332,748	1,540,484
	2013	258,438	—	258,438
Real Estate Securities	2014	11,864,438	3,399,432	15,263,870
	2013	10,582,340	19,896,262	30,478,602
Global Natural Resources Equity	2014	6,605,541	—	6,605,541
	2013	3,127,024	—	3,127,024

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$7,751	$1,327,458	$—	$901,847
MyDestination 2015	14,738	12,241,577	—	26,995,491
MyDestination 2025	—	18,062,990	—	39,913,408
MyDestination 2035	—	11,793,994	—	25,749,135
MyDestination 2045	29,118	9,395,710	—	17,049,273
MyDestination 2055	5,664	996,181	—	(318,767)
Conservative Allocation	695	6,115,654	—	5,072,395
Balanced Allocation	74,045	25,969,847	—	107,684,412
Growth Allocation	7,199	31,172,473	—	76,456,738
Aggressive Allocation	—	40,133,334	—	104,773,294
Conservative Allocation I	4,404	243,379	—	(3,896,395)
Balanced Allocation I	6,621	14,946,096	—	(24,873,827)
Growth Allocation I	5,072	15,486,104	—	(12,322,740)
Aggressive Allocation I	7,076	14,955,241	—	(9,894,705)
Money Market	7,677	—	—	—
Low-Duration Bond	1,880,563	(587,544)	(1,766,228)	(7,882,733)
Medium-Duration Bond	2,804,622	1,867,991	—	9,244,155
Extended-Duration Bond	2,151,255	1,963,159	—	32,058,694
Global Bond	1,532,421	(6,064,792)	(563,210)	3,870,962

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
Defensive Market Strategies	$410,336	$3,194,976	$—	$51,578,641
Equity Index	73,304	1,184,305	—	161,024,541
Value Equity	—	16,862,633	(926,384)	295,245,110
Growth Equity	—	41,098,475	(2,632,970)	344,037,098
Small Cap Equity	216,826	6,914,947	—	67,255,150
International Equity	348,315	(1,498,318)	—	65,406,358
Emerging Markets Equity	—	—	(2,346,762)	(25,089,704)
Inflation Protected Bond	938,802	(6,309,420)	—	(2,253,577)
Flexible Income	—	—	(110,068)	(3,100,561)
Real Assets	1,012	74,083	—	(5,399,470)
Real Estate Securities	2,238,827	2,712,554	—	8,499,387
Global Natural Resources Equity	—	—	(1,920,250)	(66,933,141)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

Capital loss carryovers and their expiration dates, were as follows as of December 31, 2014:

Expiring December 31,	2017	2018	Unlimited	Total
Low-Duration Bond	$—	$—	$587,544	$587,544
Global Bond	6,064,792	—	—	6,064,792
International Equity	1,498,318	—	—	1,498,318
Inflation Protected Bond	—	—	6,309,420	6,309,420

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.

During the year ended December 31, 2014, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward Utilized
Balanced Allocation I	$2,089,258
Medium-Duration Bond	10,419,386
Global Bond	1,686,361
International Equity	43,524,188

For federal income tax purposes, late year loss deferrals, which will reverse in 2015, were as follows as of December 31, 2014:

	Capital	Ordinary Income	Total
Low-Duration Bond	$1,766,228	$—	$1,766,228
Global Bond	563,210	—	563,210
Value Equity	926,384	—	926,384
Growth Equity	2,632,970	—	2,632,970
Emerging Markets Equity	1,785,329	561,433	2,346,762

	Capital	Ordinary Income	Total
Flexible Income	$110,068	$—	$110,068
Global Natural Resources Equity	1,811,507	108,743	1,920,250

At December 31, 2014, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$91,516,304	$901,847	$3,339,300	$(2,437,453)
MyDestination 2015	453,118,698	26,995,491	42,994,719	(15,999,228)
MyDestination 2025	617,929,753	39,913,408	59,926,357	(20,012,949)
MyDestination 2035	332,698,909	25,749,135	35,348,403	(9,599,268)
MyDestination 2045	236,122,373	17,049,273	25,309,174	(8,259,901)
MyDestination 2055	28,088,108	(318,767)	543,599	(862,366)
Conservative Allocation	306,177,672	5,072,395	12,431,961	(7,359,566)
Balanced Allocation	1,183,378,811	107,684,412	139,953,662	(32,269,250)
Growth Allocation	874,764,663	76,456,738	100,312,876	(23,856,138)
Aggressive Allocation	764,250,313	104,773,294	111,560,419	(6,787,125)
Conservative Allocation I	82,319,989	(3,896,395)	913,320	(4,809,715)
Balanced Allocation I	398,430,023	(24,873,827)	16,224,498	(41,098,325)
Growth Allocation I	282,685,666	(12,322,740)	13,996,282	(26,319,022)
Aggressive Allocation I	195,440,114	(9,894,705)	7,670,767	(17,565,472)
Money Market	1,285,677,236	—	—	—
Low-Duration Bond	935,711,503	(5,037,314)	5,396,390	(10,433,704)
Medium-Duration Bond	1,121,710,707	13,043,321	26,734,712	(13,691,391)
Extended-Duration Bond	309,350,532	32,071,133	37,057,448	(4,986,315)
Global Bond	439,776,324	4,608,676	25,020,340	(20,411,664)
Defensive Market Strategies	598,572,717	51,595,932	58,457,257	(6,861,325)
Equity Index	302,678,249	161,024,541	171,819,195	(10,794,654)
Value Equity	1,264,535,397	295,245,110	355,449,828	(60,204,718)
Growth Equity	1,412,217,862	344,037,097	366,135,983	(22,098,886)
Small Cap Equity	683,257,928	67,255,150	91,560,325	(24,305,175)
International Equity	1,463,843,817	53,894,089	190,147,915	(136,253,826)
Emerging Markets Equity	339,645,661	(25,008,539)	17,711,512	(42,720,051)
Inflation Protected Bond	301,658,849	108,062	4,445,011	(4,336,949)
Flexible Income	137,573,172	(3,100,561)	139,964	(3,240,525)
Real Assets	61,362,050	(5,399,470)	100,837	(5,500,307)
Real Estate Securities	293,036,047	8,509,665	19,375,621	(10,865,956)
Global Natural Resources	424,928,729	(66,933,116)	3,110,243	(70,043,359)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.

At December 31, 2014, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses.

The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$434,806	$(434,806)
MyDestination 2015	—	3,570,423	(3,570,423)
MyDestination 2025	—	5,844,163	(5,844,163)
MyDestination 2035	—	2,869,554	(2,869,554)
MyDestination 2045	—	2,194,630	(2,194,630)
MyDestination 2055	—	239,704	(239,704)
Conservative Allocation	—	1,358,409	(1,358,409)
Balanced Allocation	—	8,554,697	(8,554,697)
Growth Allocation	—	7,019,462	(7,019,462)
Aggressive Allocation	—	6,979,783	(6,979,783)
Conservative Allocation I	—	419,137	(419,137)
Balanced Allocation I	—	3,523,810	(3,523,810)
Growth Allocation I	—	3,241,475	(3,241,475)
Aggressive Allocation I	—	2,673,980	(2,673,980)
Low-Duration Bond	—	3,888,974	(3,888,974)
Medium-Duration Bond	—	4,830,403	(4,830,403)
Extended-Duration Bond	—	381,112	(381,112)
Global Bond	—	201,764	(201,764)
Defensive Market Strategies	(812)	1,033,320	(1,032,508)
Equity Index	—	89,297	(89,297)
Value Equity	—	275,548	(275,548)
Growth Equity	—	4,269,589	(4,269,589)
Small Cap Equity	—	471,542	(471,542)
International Equity	—	2,133,430	(2,133,430)
Emerging Markets Equity	(31,834)	690,033	(658,199)
Inflation Protected Bond	—	2,061,474	(2,061,474)
Flexible Income	(1,400)	(22,683)	24,083
Real Assets	(5,496)	428,693	(423,197)
Real Estate Securities	—	711,534	(711,534)
Global Natural Resources Equity	(2,165)	1,110,426	(1,108,261)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

10. OUT OF PERIOD ADJUSTMENT

The Statement of Changes in Net Assets contains an out of period adjustment to Investment Income. GuideStone Capital Management was notified of a clerical error by a third party service provider in certain Select Funds that are identified in the table below. The adjustment includes amounts due to the Funds from the years 2004 to 2013. This resulted in an understatement of Total Investment Income on the Statement of Changes in Net Assets for each year. As management believes that this error was not material to prior years’ financial statements and that the impact of recording the error in the current year is not material to the Funds’ financial statements, the Funds recorded the cumulative adjustment during the year ended December 31, 2013.

Payment Amount
Money Market	$36,613
Low-Duration Bond	199,296
Medium-Duration Bond	348,413
Extended-Duration Bond	156,881
Global Bond	52,815
Defensive Market Strategies	31,058
Equity Index	67,963
Value Equity	269,107
Growth Equity	333,638
Small Cap Equity	393,800
International Equity	387,891
Emerging Markets Equity	1,189
Inflation Protected Bond	31,810
Real Estate Securities	62,221
Global Natural Resources Equity	6,927

11. RECENT SEC RULE AMENDMENT

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Money Market Fund’s operations and return potential.

12. REGULATORY EXAMINATIONS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund, Real Assets Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2014, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005	$1,647,310	$2,025,520	$—
MyDestination 2015	9,893,987	14,015,347	—
MyDestination 2025	13,629,226	19,570,290	—
MyDestination 2035	6,771,198	12,665,870	—
MyDestination 2045	4,564,423	10,053,773	—
MyDestination 2055	488,935	866,009	—
Conservative Allocation	5,199,569	5,697,230	—
Balanced Allocation	27,727,181	41,042,091	—
Growth Allocation	18,169,049	47,621,569	—
Aggressive Allocation	14,556,180	58,352,188	—
Conservative Allocation I	1,945,598	1,452,958	—
Balanced Allocation I	18,280,125	4,586,199	—
Growth Allocation I	10,504,008	10,326,449	—
Aggressive Allocation I	10,074,623	6,094,551	—
Money Market	223,392	—	—
Low-Duration Bond	11,995,934	462,630	—
Medium-Duration Bond	21,274,702	2,948,049	—
Extended-Duration Bond	14,965,018	6,856,773	—
Global Bond	13,252,051	—	—
Defensive Market Strategies	19,332,753	26,898,536	—
Equity Index	7,055,940	6,176,009	—
Value Equity	33,781,242	113,511,347	—
Growth Equity	13,122,409	150,902,788	—
Small Cap Equity	18,688,929	40,288,021	—
International Equity	31,177,337	—	—
Emerging Markets Equity	7,517,589	64,997	—
Inflation Protected Bond	6,199,837	—	—
Flexible Income	3,905,895	—	—
Real Assets	1,207,736	332,748	—
Real Estate Securities	11,864,438	3,399,432	—
Global Natural Resources Equity	6,605,541	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2014, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	21.79%
MyDestination 2015	29.70%
MyDestination 2025	37.70%
MyDestination 2035	47.01%
MyDestination 2045	54.39%
MyDestination 2055	54.63%
Conservative Allocation	17.29%
Balanced Allocation	26.33%
Growth Allocation	44.96%
Aggressive Allocation	71.20%
Conservative Allocation I	16.43%
Balanced Allocation I	17.55%
Growth Allocation I	37.63%
Aggressive Allocation I	38.99%
Defensive Market Strategies	37.64%
Equity Index	85.53%
Value Equity	65.65%
Growth Equity	61.30%
Small Cap Equity	17.32%
International Equity	100.00%
Emerging Markets Equity	47.41%
Real Assets	12.41%
Real Estate Securities	20.17%
Global Natural Resources Equity	33.66%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
INDEPENDENT TRUSTEES
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	31	N/A
Paul H. Dixon, Ed.D. (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2014	Chancellor, Cedarville University, 2003 – Present.	31	Golden Gate Baptist Theological Seminary – Board of Trustees Member; Shepherd Ministries – Board of Director Member
Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Retired – Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 - 2013 – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 - 2013.	31	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 - present; Credit Officer, CapStone Bank, 2011 - 2014 (bank acquired by NewBridge Bank); Executive Vice President/Regional Credit Officer, SunTrust Bank, 1995 - 2011.	31	N/A
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2014	Certified Public Accountant, 1987 – Present; Client Services and Firm Development, Haynes Strand and Company, PLLC, 2005 – 2010; Vice President of Business and Finance, Greensboro College, 1998 – 2005.	31	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - present; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	31	Neighbors Federal Credit Union — Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company — Board of Directors Member and Member of Audit Committee
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Independent Consultant, 2010 - present; Retired - Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - 2011.	31	N/A
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1960 - May 2003.	31	N/A
Kyle Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2013	Vice President and Financial Advisor - CAPTRUST Financial Advisors, 2006 - Present.	31	N/A

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
INTERESTED TRUSTEES[2,3]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2012	Appraiser, Manager and Owner, Encompass Financial Services, Inc., 1985 – present, President and Owner, Custom Land Management, LLC, 1984 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 – present.	31	Cherokee Strip Foundation – Board of Trustees Member, 2013 – present; Enid Regional Development Alliance – Board of Trustees member, 2010 – present; GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, LLC, Board of Directors Member, July 2011 – July 2012
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	31	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present
OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer.	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009.	N/A	N/A
Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Vice President, Treasurer and Chief Financial Officer, GuideStone Financial Resources, 1995 - present.	N/A	N/A
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Vice President and Chief Investment Officer, GuideStone Financial Resources, 1998 - present.	N/A	N/A
Ronald C. Dugan, Jr. (1962) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2010	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2013 - present; Director of Global Investment Strategies, GuideStone Financial Resources, 2010 - 2013; Managing Director, Equities, Russell Investments, 2000 - 2010.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A
Cherika N. Latham(1982) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Legal Officer and Secretary	Since 2013	Assistant Secretary, GuideStone Financial Resources, 2008 - present.	N/A	N/A
[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources.

[4]	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at www.GuideStoneFunds.com or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV” or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, www.GuideStoneFunds.com. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF THE CONTINUATION OF THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

(Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together, the “Funds”) (the “Advisory Agreement”); (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund; and (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC (“Parametric”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (Items ii and iii referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements presented for renewal (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, except as noted below, at a meeting of the Board held on September 11-12, 2014. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust. Because the Board had recently approved them for an initial two-year term, the following agreements were not subject to annual renewal at the September 11-12, 2014 Board meeting: the Sub-Advisory agreements for the Defensive Market Strategies Fund with Parametric Portfolio Associates LLC and the Small Cap Equity Fund with Snow Capital Management L.P.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the key personnel of the Adviser and sub-advisers and any changes thereto; (ii) the resources of the Adviser and sub-advisers; (iii) the experience and expertise of the Adviser and sub-advisers; (iv) the financial capabilities of the Adviser and sub-advisers; (v) the compliance procedures and history of the Adviser and sub-advisers; (vi) the performance of the Funds and portfolio accounts in comparison to relevant benchmarks, similarly managed funds and the Adviser’s and sub-advisers’ other clients, if any, to which such Adviser or sub-adviser provides comparable services; (vii) the costs of the services to be provided by the Adviser and sub-advisers; (viii) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s and sub-advisers’ other clients, if any, to which such Adviser or sub-adviser provides comparable services and the effect of any fee waivers and expense reimbursement arrangements; (ix) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (x) the profitability of the Adviser and sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effects of fee waivers and expense caps on profitability; (xi) the extent of any economies of scale and whether the fee structures reflect such economies of scale through breakpoints; (xii) the existence of any collateral benefits realized by the Adviser and sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xiii) the existence of any collateral benefits realized by the Funds resulting from their respective relationships with the Adviser and sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers.

In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement is in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, applicable sub-advisory firm and the Adviser prior to and during the meeting, which addressed the factors listed previously. The Adviser also provided additional information about the

Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

BOARD APPROVAL OF CONTINUATION OF ADVISORY AGREEMENT WITH GSCM

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and their independent legal counsel during the executive session. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds pursuant to the terms of the Advisory Agreement. The Board evaluated the Adviser’s experience in serving as the investment adviser to the Funds, including managing the allocation of the Funds’ assets among the sub-advisers and overseeing the sub-advisers’ management of such assets. The Board considered the experience and expertise of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the Adviser’s oversight of the sub-advisers’ compliance with the Funds’ policies and objectives and oversight of general Fund compliance, including compliance with social restrictions and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on fee and expense comparisons and investment performance of other similar funds. The memorandum compared each Date Target, Asset Allocation and Select Fund with other funds that have similar investment styles and objectives, and compared the share class of each Fund with other funds in a similar distribution channel. Where a Fund is described in the following discussions as being in the “first quartile”, it is in the best of four groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quartiles are based on data provided to the Board in the reports prepared by an outside consultant.

The Board analyzed the comparative fee and expense information for each Fund and the performance information for each Select Fund in the memorandum, including comparative fee and expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees charged to each Fund.

The Board examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the Investor Class as of June 30, 2014. The Board took into account the management fees, net of any fee waiver or expense reimbursement, as compared to similar funds with similar asset levels, for the Money Market, Low-Duration Bond and Inflation Protected Bond Funds, which ranked in the first quartile; the Global Bond, Equity Index, Real Estate Securities and Value Equity Funds, which ranked in the second quartile; the Medium-Duration Bond, Extended-Duration Bond, Defensive Market Strategies and Small Cap Equity Funds, which ranked in the third quartile; and the Flexible Income, Growth Equity, International Equity, Emerging Markets Equity and Global Natural Resources Equity Funds, which ranked in the fourth quartile. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio, with the exception of the Money Market, Flexible Income and Global Natural Resources Equity Funds, was the same as, or lower than, the median total expense ratio for such other funds. The Board took into account that the total expense ratio for the Global Natural Resources Equity Fund ranked in the third quartile, and that the Money Market and Flexible Income Funds ranked in the fourth quartile, among similar funds at similar asset levels.

The Board also examined the fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the Institutional Class as of June 30, 2014. The Board took into account the management fees, net of any fee waiver or expense reimbursement, as compared to similar funds with similar asset levels, for the Low-Duration Bond,

Defensive Market Strategies and Value Equity Funds, which ranked in the second quartile; the Money Market, Medium-Duration Bond, Extended-Duration Bond, Equity Index and Small Cap Equity Funds, which ranked in the third quartile; and the Growth Equity, International Equity and Emerging Markets Equity Funds, which ranked in the fourth quartile among each Fund’s peer group. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio was the same as, or lower than, the median total expense ratio for such other funds, except for the Money Market, Defensive Market Strategies, Growth Equity and International Equity Funds. The Board took into account that the total expense ratios for the Defensive Market Strategies, Growth Equity and International Equity Funds ranked in the third quartile and the Money Market Fund ranked in the fourth quartile among similar funds at similar asset levels.

The Board also examined fee and expense information for the Date Target Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the Investor Class of the Date Target Funds and the Institutional and Investor Classes of the Asset Allocation Funds as of June 30, 2014. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Date Target Fund were higher than the median management fees for other mutual funds in each Fund’s asset-stratified peer group, and that the total expense ratios for each Date Target Fund were lower than the median total expense ratio (top quartile) for such other funds. For the Asset Allocation Funds, the Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Asset Allocation Fund for the Institutional Class were lower, and the Investor Class were higher, than the median management fees for other mutual funds in each Fund’s asset-stratified peer group, and that the total expense ratios for each Asset Allocation Fund for both the Institutional and Investor Classes were lower than the median total expense ratio for such other funds.

The Board examined the performance information for the Investor Class of the Select Funds compared to the relevant benchmark and to Morningstar peer rankings, specifically for the three-, five- and 10-year average annual total returns for the period ended June 30, 2014. Among Morningstar peers, the Board noted that, for the average annual total returns for the three-, five- and 10-year periods ended June 30, 2014, the Extended-Duration Bond Fund ranked in the first quartile.

For the period ended June 30, 2014, the Board noted that, among Morningstar peers, for the three-year average annual total return, the Global Bond and Value Equity Funds ranked in the first quartile; the Medium-Duration Bond, Inflation Protected Bond and Growth Equity Funds ranked in the second quartile; the Money Market, Low-Duration Bond, Small Cap Equity and International Equity Funds ranked in the third quartile; and the Real Estate Securities Fund ranked in the fourth quartile. For the five-year average annual total return for the period ended June 30, 2014, the Board noted that, among Morningstar peers, the Global Bond, Value Equity and Growth Equity Funds ranked in the first quartile; the Money Market, Medium-Duration Bond and Small Cap Equity Funds ranked in the second quartile; the Low-Duration Bond, Real Estate Securities and International Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile. For the 10-year average annual total return for the period ended June 30, 2014, the Board noted that, among Morningstar peers, the Money Market and Medium-Duration Bond Funds ranked in the first quartile; the Low-Duration Bond Fund ranked in the second quartile; and the Value Equity, Growth Equity, Small Cap Equity and International Equity Funds ranked in the third quartile. No Funds ranked in the fourth quartile. The Board recognized that the Flexible Income Fund, Defensive Market Strategies Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund each has less than three years of performance history; the Inflation Protected Bond Fund has less than five years of performance history; and the Global Bond Fund has less than 10 years of performance history.

The Board then examined the performance information in the materials provided in the Report of the Investment Adviser for the Investor Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the three-, five- and 10-year periods ended June 30, 2014, and for the Date Target Funds for the three- and five-year periods ended June 30, 2014. Among Lipper peers, the Board noted that the Conservative Allocation Fund ranked in the fourth quartile for the three-, five- and 10-year periods ended June 30, 2014; the Balanced Allocation Fund ranked in the second quartile for the 10-year period and the third quartile for the three- and five-year periods ended June 30, 2014; the Growth Allocation Fund ranked in the second quartile for the five- and 10-year periods and the third quartile for the three-year period ended June 30, 2014; and the Aggressive Allocation Fund ranked in the second quartile for the three-, five- and 10-year periods ended June 30, 2014.

The Board also noted that the MyDestination 2015, 2025 and 2035 Funds each ranked in the second quartile among Lipper peers for the three-year period ended June 30, 2014; and the MyDestination 2005 and 2045 Funds ranked in the third quartile among

Lipper peers for the same period. Among Lipper peers for the five-year period ended June 30, 2014, the Board noted that the MyDestination 2015, 2025, 2035 and 2045 Funds each ranked in the first quartile among Lipper peers for the five-year period ended June 30, 2014; and the MyDestination 2005 Fund ranked in the third quartile among Lipper peers for the same period. The Board recognized that the MyDestination 2055 Fund has less than three years of performance history.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the anticipated revenues that GSCM expected to receive for serving as the Adviser to the Funds and the fact that any profit realized by the Adviser is forwarded to its affiliate GuideStone Financial Resources, which for many years has operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board also considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Board noted that all of the Funds are subject to an expense cap and considered the amount of any fees waived by the Adviser for each Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also noted that the total expense ratios net of any fee waiver and expense reimbursement were below the median total expense ratio for other similar funds at the same asset levels for the Investor Class, except for the Money Market, Flexible Income and Global Natural Resources Equity Funds. Based on their review, the Board concluded that each Fund’s advisory fee was reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of each Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the existing Sub-Advisory Agreements with each of the applicable sub-advisers, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive sessions with their independent legal counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to the Trust’s sub-advisers, questions submitted by the Committee to GSCM and Trust management regarding various sub-advisers, GSCM and Trust management’s responses to those questions and recommendations made by the Committee. More specifically, the Board examined the nature, extent and quality of the services to be provided by the sub-advisers to the Select Funds, including the services to be provided by Parametric to each Fund participating in the Cash Overlay Program. The Board evaluated each sub-adviser’s experience in serving as a sub-adviser to a Select Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience and expertise of key personnel at each sub-adviser in providing investment management services, any changes in such key personnel, and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-advisory Agreements and the responsibilities that each sub-adviser has towards a Select Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of Board directives as they relate to each Fund. The Board also noted that market conditions presented challenges for certain active management strategies during recent periods. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant Fund’s benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged behind the relevant benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks, or how the sub-adviser’s strategy deviated from the composition of the benchmark, as well as any reductions in the sub-advisory fee, and the role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective.

The Board also noted that, in certain cases, market trends due to the 2008 economic downturn have contributed to the underperformance of certain sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Funds and the Funds participating in the Cash Overlay Program were likely to benefit from the Parametric serving as sub-adviser to such Funds.

The Board also examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly managed clients, which in many cases include separately managed accounts, as well as, for those Fund’s where there was a comparable peer universe, how the sub-adviser fee levels for each Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees and the sub-adviser’s performance history. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for the meeting that, to its knowledge, no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement. The Board also determined that approval of the continuation of each Sub-Advisory Agreement is in the best interest of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2014) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$4.7Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$4.7Tr
	Pacific Investment Management Company LLC	1971	$1.7Tr
	Payden & Rygel	1983	$83.7B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$1.0Tr
	Pacific Investment Management Company LLC	1971	$1.7Tr
	Western Asset Management Company	1971	$381.1B
	Western Asset Management Company Limited	1971	$70.7B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$230.2B
	Schroder Investment Management North America Inc.(1)	1804	$447.7B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$230.2B
	Western Asset Management Company	1971	$381.1B
	Western Asset Management Company Limited	1971	$70.7B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$145.6B
	AQR Capital Management, LLC	1998	$122.2B
	Parametric Portfolio Associates LLC	1992	$136.7B
	Shenkman Capital Management, Inc.	1985	$27.0B
Equity Index	Northern Trust Investments, Inc.	1889	$934.1B
Value Equity	AJO, LP	1984	$25.4B
	Barrow, Hanley, Mewhinney & Straus, LLC	1979	$99.7B
	Northern Trust Investments, Inc.	1889	$934.1B
	TCW Investment Management Company	1971	$163.4B
Growth Equity	Brown Advisory, LLC	1993	$44.8B
	Columbus Circle Investors	1975	$16.3B
	Marsico Capital Management, LLC	1997	$14.9B
	Rainier Investment Management, LLC	1991	$6.1B
	Sands Capital Management, LLC	1992	$47.7B
Small Cap Equity	AJO, LP	1984	$25.4B
	Columbus Circle Investors	1975	$16.3B
	RBC Global Asset Management (U.S.) Inc.	1983	$44.5B
	Snow Capital Management L.P.	1980	$4.1B
	TimesSquare Capital Management, LLC	1971	$18.8B
International Equity	AQR Capital Management, LLC	1998	$122.2B
	Baillie Gifford Overseas Limited	1983	$178.6B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$99.7B
	MFS Institutional Advisors, Inc.	1970	$430.6B
	Mondrian Investment Partners Ltd.	1990	$69.4B
	Philadelphia International Advisors, L.P.	1956	$1.7B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$122.2B
	Genesis Asset Managers, LLP and	1989	$35.2B
	Genesis Investment Management, LLP
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$4.7Tr
Flexible Income	Shenkman Capital Management, Inc.	1985	$27.0B
Real Estate Securities	Heitman Real Estate Securities, LLC	1966	$2.7B
	Heitman International Real Estate Securities GmbH	1966	$201.1M
	Heitman International Real Estate Securities HK Limited	1966	$324.5M
	RREEF America L.L.C.	1975	$48.2B
Global Natural Resources Equity	SailingStone Capital Partners LLC	2014	$48.2B
	Van Eck Associates Corporation	1955	$28B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$934.1B
Cash Overlay for Date Target, Asset Allocation, Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$136.7B

(1) Assets as of September 30, 2014.

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • www.GuideStoneFunds.com	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

© 2015 GuideStone Funds 25502 01/15 2233

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Carson L. Eddy is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $731,746 and $755,000 for 2013 and 2014, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $40,146 and $40,000 for 2013 and 2014, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $126,360 and $133,000 for 2013 and 2014, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $62,000 for 2013 and 2014, respectively. Other fees relate to procedures performed in connection with an assessment of the medical claims processed by Highmark Blue Cross Blue Shield.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2013 and 2014, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	February 27, 2015

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	February 27, 2015

* Print the name and title of each signing officer under his or her signature.